UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

GLOBAL EAGLE ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

Common stock of Global Eagle Acquisition Corp. (“GEAC”)
Non-voting common stock of GEAC

(2)	Aggregate number of securities to which transaction applies:

22,548,165 shares of GEAC common stock
14,368,233 shares of GEAC non-voting common stock

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

$9.90 per share based on the average of the high and low prices of GEAC common stock reported on the NASDAQ Stock Market on November 7, 2012

(4)	Proposed maximum aggregate value of transaction:

$365,472,341.20(1)

(5)	Total fee paid:

$49,850.43(2)

☒	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

1	Estimated solely for the purposes of calculating the filing fee based on the number of shares of GEAC common stock and non-voting common stock to be issued in the business combination.
2	The amount is the product of $365,472,341.20 multiplied by the SEC’s filing fee of $136.40 per million.

GLOBAL EAGLE ACQUISITION CORP.
10900 Wilshire Blvd. Suite 1500
Los Angeles, California 90024

Dear Global Eagle Acquisition Corp. Stockholders:

You are cordially invited to attend a special meeting in lieu of the 2012 and 2013 annual meetings of the stockholders of Global Eagle Acquisition Corp., which we refer to as “GEAC” or the “Company,” at 8:30 a.m., Eastern time on January 31, 2013, at the offices of McDermott Will & Emery LLP, 340 Madison Avenue, New York, New York.

At the special meeting, you will be asked to consider and vote upon a proposal to approve (i) an agreement and plan of merger and reorganization providing for the acquisition by us of Row 44, Inc., which we refer to as “Row 44,” and which acquisition we refer to as the “Row 44 Merger,” and (ii) a stock purchase agreement providing for the acquisition by us of an aggregate of 86% of the issued and outstanding shares of Advanced Inflight Alliance AG, which we refer to as “AIA,” from PAR Investment Partners, L.P., which we refer to as “PAR.” We refer to this proposal as the “Business Combination Proposal.” Pursuant to the agreement and plan of merger and reorganization, which we refer to as the “Row 44 Merger Agreement,” a wholly owned subsidiary of the Company will merge with and into Row 44, with Row 44 surviving the merger, as a result of which Row 44’s equity holders will be entitled to receive 22,688,508 shares of common stock of the Company at the closing, subject to adjustment and an escrow holdback as described herein. Concurrently, pursuant to the stock purchase agreement, which we refer to as the “AIA Stock Purchase Agreement,” we will purchase 20,464,581 shares of AIA from PAR in exchange for 14,368,233 shares of non-voting common stock of the Company. The transactions contemplated by the AIA Stock Purchase Agreement are referred to herein as the “AIA Stock Purchase.” We refer to the Row 44 Merger and the AIA Stock Purchase collectively herein as the “Business Combination.” A copy of each of the Row 44 Merger Agreement and AIA Stock Purchase Agreement is attached to the accompanying proxy statement as Annex A and Annex B, respectively. Immediately prior to the closing of the Row 44 Merger and the AIA Stock Purchase, PAR is expected to own approximately 43%, and AIA is expected to own 13%, of the issued and outstanding shares of common stock of Row 44 (in each case assuming the conversion or redemption of all issued and outstanding shares of Row 44 preferred stock and the closing of the Row 44 Merger as of January 31, 2013, and assuming the exercise of certain Row 44 warrants expected to be exercised prior to the closing), and PAR is expected to own 86% of the issued and outstanding shares of AIA.

Assuming that no GEAC stockholders exercise their redemption rights and we do not issue any additional shares of our capital stock pursuant to the Purchase Options (as defined herein) or otherwise, it is anticipated that, upon the closing of the Row 44 Merger and the AIA Stock Purchase, current GEAC stockholders (other than the founders) will own approximately 33%, the GEAC founders will own 7%, the former equity holders of Row 44 (other than PAR and AIA) will own 17% and PAR will own 42% of the issued and outstanding shares of our capital stock. These percentages exclude approximately 3.0 million shares of capital stock of the Company to be issued pursuant to the Row 44 Merger to AIA, which will be a majority-owned subsidiary of the Company after the consummation of the Business Combination, and which shares therefore will not be considered outstanding.

You will also be asked to consider and vote upon proposals (a) to approve and adopt our second amended and restated certificate of incorporation, a copy of which is attached as Annex C to the accompanying proxy statement, which we refer to as the “Certificate Proposal,” (b) to elect five (5) directors to serve on our board of directors, subject to the closing of the Business Combination, which we refer to as the “Director Election Proposal,” and (c) to approve and adopt the Global Eagle Entertainment Inc. 2013 Equity Incentive Plan (an equity-based incentive plan), a copy of which is attached to the accompanying proxy statement as Annex D, which we refer to as the “Incentive Plan Proposal.”

Each of these proposals is more fully described in the accompanying proxy statement.

Our common stock, units and warrants are currently listed on The Nasdaq Stock Market under the symbols “EAGL,” “EAGLU” and “EAGLW,” respectively. We have applied to continue the listing of our common stock on The Nasdaq Stock Market under the symbol “ENT” upon the closing of the Business Combination. Following the closing, we expect that our warrants will trade on the OTC market under the symbol “EAGLW.” Prior to the closing, our units will separate into their component shares of common stock and warrants to purchase one share of our common stock.

Pursuant to our amended and restated certificate of incorporation, we are providing our public stockholders with the opportunity to redeem their shares of our common stock for cash equal to their pro rata share of the aggregate amount on deposit in the trust account which holds the proceeds of our initial public offering as of two business days prior to the consummation of the Business Combination, less franchise and income taxes payable, upon the consummation of the Business Combination. For illustrative purposes, based on funds in the trust account of approximately $189.6 million on December 31, 2012, the estimated per share redemption price would have been approximately $9.97. Public stockholders may elect to redeem their shares even if they vote for the Business Combination Proposal. A public stockholder, together with any of his, her or its affiliates or any other person with whom it is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended), will be restricted from redeeming his, her or its shares with respect to more than an aggregate of 10% of the public shares. Holders of our outstanding public warrants do not have redemption rights in connection with the Business Combination. The holders of GEAC shares issued prior to our initial public offering, which we refer to as “founder shares,” have agreed to waive their redemption rights with respect to their founder shares and any other shares they may hold in connection with the consummation of the Business Combination, and the founder shares will be excluded from the pro rata calculation used to determine the per-share redemption price. Currently, our Sponsor, independent directors and executive officers own approximately 18% of our issued and outstanding shares of common stock, consisting of all of the founder shares.

We are providing this proxy statement and accompanying proxy card to our stockholders in connection with the solicitation of proxies to be voted at the special meeting and at any adjournments or postponements of the special meeting. Whether or not you plan to attend the special meeting we urge you to read this proxy statement (and any documents incorporated into this proxy statement by reference) carefully. Please pay particular attention to the section entitled “Risk Factors” beginning on page 54.

Our board of directors has unanimously approved and adopted the Row 44 Merger Agreement and the AIA Stock Purchase Agreement and unanimously recommends that our stockholders vote FOR all of the proposals presented to our stockholders. When you consider the board recommendation of these proposals, you should keep in mind that our directors and officers have interests in the Business Combination that may conflict with your interests as a stockholder. See the section entitled “Proposal No. 1 — Approval of the Business Combination — Certain Benefits of GEAC’s Directors and Officers and Others in the Business Combination” beginning on page 99.

Approval of the Business Combination Proposal and Incentive Plan Proposal requires the affirmative vote of holders of a majority of our outstanding shares of common stock that are voted at the special meeting. Approval of the Certificate Proposal requires the affirmative vote of holders of a majority of our outstanding shares of common stock. Approval of the Director Election Proposal requires the affirmative vote of the holders of a plurality of the shares of our common stock represented in person or by proxy and entitled to vote thereon at the special meeting. Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the shares of our common stock represented in person or by proxy and entitled to vote thereon at the special meeting. The board of directors and shareholders of Row 44 have approved the Row 44 Merger.

We have no specified maximum redemption threshold under our charter. It is a condition to closing under the Row 44 Merger Agreement, however, that holders of no more than 15,036,667 public shares exercise their redemption rights under our charter. Our Sponsor, independent directors and executive officers have agreed to vote their shares of common stock of the Company on the Business Combination Proposal in accordance with the majority of the votes cast by public stockholders on the Business Combination Proposal at the special meeting, and vote any shares of common stock acquired during or after our initial public offering in favor of the Business Combination Proposal. Although permitted under our amended and restated certificate of incorporation, we will not, prior to consummation of the Business Combination, release amounts from the trust account to purchase in the open market shares of common stock sold in our initial public offering.

Your vote is very important. If you are a registered stockholder, please vote your shares as soon as possible using one of the following methods to ensure that your vote is counted, regardless of whether you expect to attend the special meeting in person: (1) call the toll-free number specified on the enclosed proxy card and follow the instructions when prompted, (2) access the Internet website specified on the enclosed proxy card and follow the instructions provided to you, or (3) complete, sign, date and return the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the special meeting. A failure to vote your shares is the equivalent of a vote “AGAINST” the Certificate Proposal but will have no effect on the other proposals.

If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted in favor of each of the proposals presented at the special meeting. If you fail to return your proxy card or fail to submit your proxy by telephone or over the internet, or fail to instruct your bank, broker or other nominee how to vote, and do not attend the special meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the special meeting and, if a quorum is present, will have the same effect as a vote against the Certificate Proposal but will have no effect on the other proposals. If you are a stockholder of record and you attend special meeting and wish to vote in person, you may withdraw your proxy and vote in person.

On behalf of our board of directors, I thank you for your support and look forward to the successful completion of the Business Combination.

Sincerely,

January 16, 2013	Harry E. Sloan Chairman and Chief Executive Officer

This proxy statement is dated January 16, 2013, and is first being mailed to stockholders of the Company on or about January 17, 2013.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THIS PROXY STATEMENT OR ANY OF THE SECURITIES TO BE ISSUED IN THE BUSINESS COMBINATION, PASSED UPON THE MERITS OR FAIRNESS OF THE BUSINESS COMBINATION OR RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

GLOBAL EAGLE ACQUISITION CORP.
10900 Wilshire Blvd. Suite 1500
Los Angeles, California 90024

NOTICE OF SPECIAL MEETING IN LIEU OF 2012 AND 2013 ANNUAL MEETINGS
OF STOCKHOLDERS OF GLOBAL EAGLE ACQUISITION CORP.

To Be Held On January 31, 2013

To the Stockholders of Global Eagle Acquisition Corp.:

NOTICE IS HEREBY GIVEN that a special meeting in lieu of the 2012 and 2013 annual meetings of the stockholders (the “special meeting”) of Global Eagle Acquisition Corp., a Delaware corporation (“GEAC” or the “Company”), will be held at 8:30 a.m., Eastern time, on January 31, 2013, at the offices of McDermott Will & Emery LLP, 340 Madison Avenue, New York, New York. You are cordially invited to attend the special meeting for the following purposes:

(1) The Business Combination Proposal — to consider and vote upon a proposal (i) to approve and adopt the Agreement and Plan of Merger and Reorganization, dated as of November 8, 2012, as it may be amended, by and among the Company, EAGL Merger Sub Corp., a Delaware corporation, Row 44, Inc., a Delaware corporation, and PAR Investment Partners, L.P., a Delaware limited partnership (“PAR”), in its capacity as stockholders’ agent and for other specific purposes (the “Row 44 Merger Agreement”), and the transactions contemplated thereby, and (ii) to approve the Stock Purchase Agreement, dated as of November 8, 2012, by and between the Company and PAR (the “AIA Stock Purchase Agreement”), and the transactions contemplated thereby (the “Business Combination Proposal”);

(2) The Certificate Proposal — to consider and vote upon a proposal to approve our second amended and restated certificate of incorporation to, among other things:

•	change our name to Global Eagle Entertainment Inc.;
•	remove certain provisions related to our status as a blank check company;
•	provide for the issuance of non-voting shares of common stock (which will be issued in the Business Combination); and
•	make certain other changes that our board of directors deems appropriate for a public operating company (this proposal is referred to herein as the “Certificate Proposal”).

(3) The Director Election Proposal — to consider and vote upon a proposal to elect five (5) directors to serve on GEAC’s board of directors upon consummation of the Business Combination (the “Director Election Proposal”);

(4) The Incentive Plan Proposal — to consider and vote upon a proposal to approve and adopt the Global Eagle Entertainment Inc. 2013 Equity Incentive Plan (the “Incentive Plan Proposal”);

(5) The Adjournment Proposal — to consider and vote upon a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more proposals presented to stockholders for vote (the “Adjournment Proposal”); and

(6) to consider and transact such other procedural matters as may properly come before the special meeting or any adjournment or postponement thereof.

Only holders of record of our common stock at the close of business on December 17, 2012 are entitled to notice of the special meeting of stockholders and to vote at the special meeting and any adjournments or postponements of the special meeting. A complete list of our stockholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at our principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.

Pursuant to our amended and restated certificate of incorporation, we will provide our public stockholders with the opportunity to redeem their shares of our common stock for cash equal to their pro rata share of the aggregate amount on deposit in the trust account which holds the proceeds of our initial public offering as of two business days prior to the consummation of the transactions contemplated by the Row 44 Merger Agreement and the AIA Stock Purchase Agreement, less franchise and income taxes payable, upon the closing of the transactions contemplated by the transactions contemplated by the Row 44 Merger Agreement and the AIA Stock Purchase Agreement. For illustrative purposes, based on funds in the trust account of approximately $189.6 million on December 31, 2012, the estimated per share redemption price would have been approximately $9.97. Public stockholders may elect to redeem their shares even if they vote for the Business Combination Proposal. A public stockholder, together with any of his, her or its affiliates or any other person with whom it is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended), will be restricted from redeeming his, her or its shares with respect to more than an aggregate of 10% of the public shares. The holders of our shares issued prior to our initial public offering (“founder shares”) have agreed to waive their redemption rights with respect to their founder shares and any other shares they may hold in connection with the consummation of the Business Combination, and the founder shares will be excluded from the pro rata calculation used to determine the per-share redemption price. Currently, our Sponsor, independent directors and executive officers own approximately 18% of our outstanding shares of common stock, consisting of all of the founder shares.

The transactions contemplated by the Row 44 Merger Agreement and the AIA Stock Purchase Agreement will be consummated only if a majority of the outstanding shares of common stock of the Company voted are voted in favor of the Business Combination Proposal and the other proposals to be voted upon at the special meeting (other than the Adjournment Proposal) are approved. We have no specified maximum redemption threshold under our charter. It is a condition to closing under the Row 44 Merger Agreement, however, that holders of no more than 15,036,667 public shares exercise their redemption rights pursuant to our charter.

Your attention is directed to the proxy statement accompanying this notice (including the annexes thereto) for a more complete description of the proposed business combination and related transactions and each of our proposals. We encourage you to read this proxy statement carefully. If you have any questions or need assistance voting your shares, please call our proxy solicitor, Morrow & Co., LLC, at (800) 662-5200.

By Order of the Board of Directors,

January 16, 2013	James A. Graf Secretary

i

*	The schedules and exhibits to the Agreement and Plan of Merger and Reorganization and Stock Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. GEAC hereby agrees to furnish supplementally a copy of any omitted schedules or exhibits to the staff of the SEC upon request.

ii

SUMMARY TERM SHEET

This Summary Term Sheet, together with the sections entitled “Questions and Answers About the Proposals for Stockholders” and “Summary of the Proxy Statement,” summarize certain information contained in this proxy statement, but do not contain all of the information that is important to you. You should read carefully this entire proxy statement, including the attached Annexes, for a more complete understanding of the matters to be considered at the special meeting. In this proxy statement, the terms “we”, “us”, “our”, the “Company” and “GEAC” refer to Global Eagle Acquisition Corp., the term “Row 44” refers to Row 44, Inc., the term “AIA” refers to Advanced Inflight Alliance AG and its subsidiaries, and the term “PAR” refers to PAR Investment Partners, L.P.

•	GEAC is a special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. There currently are 23,161,585 shares of GEAC’s common stock issued and outstanding, consisting of 18,992,500 shares originally sold as part of units in GEAC’s initial public offering and 4,169,085 shares that were issued to the Sponsor prior to GEAC’s initial public offering. In addition, there currently are 25,992,500 warrants of GEAC outstanding, consisting of 18,992,500 warrants originally sold as part of units in GEAC’s initial public offering and 7,000,000 sponsor warrants that were sold by GEAC to the Sponsor in a private sale simultaneously with GEAC’s initial public offering. Each warrant entitles its holder to purchase one share of GEAC’s common stock at an exercise price of $11.50 per share. The warrants will become exercisable 30 days after the completion of GEAC’s initial business combination, and expire at 5:00 p.m., New York time, five years after the completion of GEAC’s initial business combination or earlier upon redemption or liquidation. Once the warrants become exercisable, GEAC may redeem the outstanding warrants at a price of $0.01 per warrant, if the last sale price of GEAC’s common stock equals or exceeds $17.50 per share for any 20 trading days within a 30 trading day period. The sponsor warrants, however, are non-redeemable so long as they are held by the Sponsor or its permitted transferees. For more information about GEAC and its securities, see the sections entitled “Information About GEAC,” “GEAC Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Description of Securities” beginning on pages 138, 148, and 210, respectively.
•	Row 44 is a leading satellite-based broadband services provider to the global commercial airline industry. For more information about Row 44, see the sections entitled “Information About Row 44” and “Row 44 Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on pages 151 and 170, respectively.
•	AIA is a global leader in the business of onboard entertainment for commercial airline passengers in the form of video and music programs and video games, or “in-flight entertainment.” For more information about AIA, see the sections entitled “Information About AIA” and “AIA Operating and Financial Review and Prospects” beginning on pages 177 and 185, respectively.
•	Pursuant to an Agreement and Plan of Merger and Reorganization, dated as of November 8, 2012, by and among the Company and EAGL Merger Sub Corp., on the one hand, and Row 44 and PAR, on the other hand (the “Row 44 Merger Agreement”), the Company proposes to acquire Row 44 through a merger between a wholly owned subsidiary of the Company and Row 44. Additionally, pursuant to a Stock Purchase Agreement, dated as of November 8, 2012, between the Company and PAR (the “AIA Stock Purchase Agreement”), the Company proposes to acquire 86% of the outstanding shares of AIA, in exchange for shares of non-voting common stock of the Company. Immediately prior to the closing of the Row 44 Merger and the AIA Stock Purchase, PAR is expected to own approximately 43%, and AIA is expected to own 13%, of the issued and outstanding shares of common stock Row 44 (in each case assuming the conversion or redemption of all issued and outstanding Row 44 preferred stock and the closing of the Row 44 Merger as of January 31, 2013, and assuming the exercise of certain Row 44 warrants expected to be exercised prior to the closing), and PAR is expected to own 86% of the issued and outstanding shares of AIA. For more information about the transactions contemplated by the Row 44 Merger Agreement and the AIA Stock Purchase Agreement, which are collectively referred to herein as the “Business

Combination,” see the sections entitled “Proposal No. 1 — Approval of the Business Combination” beginning on page 88, “The Business Combination Agreements” beginning on page 119, and the copies of the agreements attached to this proxy statement as Annex A and Annex B, respectively.
•	Pursuant to the Row 44 Merger Agreement, all shares of capital stock (including common and preferred stock) of Row 44 then outstanding will be converted into the right to receive shares of common stock of the Company (collectively referred to as the Closing Net Merger Shares), and all options to purchase common stock of Row 44 will be net stock settled for shares of common stock of the Company (collectively referred to as the Row 44 Option Settlement Shares). The aggregate number of Closing Net Merger Shares and Row 44 Option Settlement Shares, taken together, to be issued at closing of the Row 44 Merger is calculated by (a) dividing (i) $250.0 million, (A) plus or minus any estimated working capital surplus or deficit at closing, as applicable, (B) minus the estimated indebtedness of Row 44 at closing, including (1) the amount of $11.9 million payable to PAR under the Backstop Fee Agreement and (2) any obligations of Row 44 under any note or other agreement to repurchase shares of capital stock of Row 44 (which in the aggregate may not exceed $13.1 million) and (C) minus the aggregate Black-Scholes value of certain warrants of Row 44 being assumed by the Company at closing, by (ii) $10.00, and then (b) subtracting the number of shares of common stock of the Company into which (i) the vested portion of a certain performance warrant of Row 44 and (ii) any unexercised Row 44 penny warrants will be exercisable from and after the Row 44 Merger. We currently expect that, at the closing, we will issue 22,688,508 shares of GEAC common stock to the Row 44 equity holders (valued at approximately $226.9 million based on a price per share of GEAC common stock of $10.00 pursuant to the terms of the Row 44 Merger Agreement), approximately $12.0 million of Row 44 indebtedness (including the amount payable to PAR pursuant to the Backstop Fee Agreement) will be paid and we will assume certain Row 44 warrants. For more information on the Row 44 warrants to be assumed by the Company, see the section entitled “Company Shares to be Issued at Closing of the Row 44 Merger” beginning on page 21. For more information about the Row 44 Merger Agreement and related transaction agreements, see the section entitled “The Business Combination Agreements” beginning on page 119.
•	Under the terms of the AIA Stock Purchase Agreement, concurrently with the consummation of the merger with Row 44, the Company will purchase from PAR 20,464,581 shares of AIA (valued at approximately $143.7 million based on a price per share of $10.00 of GEAC common stock). In exchange for its shares of AIA, the Company will issue to PAR 14,368,233 shares of non-voting common stock of the Company. The shares of non-voting common stock will be convertible into shares of voting common stock of the Company on a share for share basis upon the earlier to occur of: (a) the election by a holder of such non-voting shares on or after October 31, 2013 to convert such shares into voting shares and (b) the transfer of a holder’s non-voting shares to any person that results in PAR no longer being the “beneficial owner” of such shares for purposes of Section 13 of the Exchange Act.
•	If our public stockholders exercise their right to redeem shares of our common stock in connection with the Business Combination, PAR and Putnam Capital Spectrum Fund and Putnam Equity Fund (these two Putnam funds are collectively referred to herein as “Putnam”) have separately agreed to purchase from us at the closing a number of shares of our common stock equal to the number of shares redeemed, at a purchase price of $10.00 per share, up to a maximum of 4,750,000 shares for PAR and 2,375,000 shares for Putnam. We refer to these agreements as the “Backstop Agreements.” If our public stockholders redeem less than 7,125,000 shares in the aggregate, then each of PAR and Putnam will be required to purchase only their pro rata portion of any shares to be purchased, calculated on the basis of their original commitments. Additionally, if our public stockholders redeem less than 7,125,000 shares, then each of PAR and Putnam will have the option to purchase from us at the closing a number of shares of our common stock equal to their respective original commitment minus the number of shares PAR and Putnam, as applicable, are required to purchase pursuant to their respective Backstop Agreements. We refer to these options as the “Purchase Options.” The shares of our common stock that PAR will receive pursuant to the PAR Backstop

Agreement and the Purchase Option may be divided between shares of voting and non-voting common stock in such proportion as PAR determines in its sole discretion. As the first investor to commit to a backstop agreement, Row 44 will pay to PAR $11.9 million in cash at closing.
•	In connection with the stockholder vote to approve the proposed Business Combination, we may privately negotiate transactions to purchase shares after the closing of the Business Combination from stockholders who would have otherwise elected to have their shares redeemed in conjunction with a proxy solicitation pursuant to the proxy rules for a per-share pro rata portion of the trust account. The Sponsor, our directors, officers, or advisors or their respective affiliates may also purchase shares in privately negotiated transactions. Neither we nor our directors, officers or advisors or our or their respective affiliates will make any such purchases when we or they are in possession of any material non-public information not disclosed to the seller. Such a purchase would include a contractual acknowledgement that such stockholder, although still the record holder of our shares is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. In the event that we, the Sponsor, our directors, officers or advisors or our or their affiliates purchase shares in privately negotiated transactions from public stockholders who have already elected to exercise their redemption rights, such selling stockholders would be required to revoke their prior elections to redeem their shares. Any such privately negotiated purchases may be effected at purchase prices that are in excess of the per-share pro rata portion of the trust account. In the event that we are the buyer in such privately negotiated purchases, we could elect to use trust account proceeds to pay the purchase price in such transactions after the closing of the Business Combination. The purpose of such purchases would be to increase the likelihood of obtaining stockholder approval of the Business Combination or, where the purchases are made by the Sponsor, our directors, officers or advisors or their respective affiliates, to satisfy a closing condition in an agreement related to the Business Combination. Currently, it is a closing condition under the Row 44 Merger Agreement that we have not redeemed or otherwise are not obligated to redeem more than 15,036,667 public shares.
•	Assuming that none of our stockholders exercise their redemption rights with respect to shares of our common stock and we do not issue any other shares of our capital stock pursuant to the Purchase Options or otherwise, it is anticipated that, upon the closing of the Business Combination, current GEAC stockholders (other than the founders) will own approximately 33%, the founders will own 7%, the former equity holders of Row 44 (other than PAR and AIA) will own 17%, and PAR will own 42% of the issued and outstanding shares of our capital stock. These percentages exclude approximately 3.0 million shares of capital stock of the Company to be issued pursuant to the Row 44 Merger to AIA, which will be a majority-owned subsidiary of the Company after the consummation of the Business Combination, and which shares therefore will not be considered outstanding.
•	In the event that GEAC stockholders exercise their redemption rights, the percentage of our capital stock owned by holders other than our public stockholders following the closing will increase, and PAR and Putnam will purchase shares pursuant to the Backstop Agreements. For example, if the maximum number of GEAC shares is redeemed (15,036,667 shares), then current GEAC stockholders (other than the founders) will own 8%, the founders will own 8%, the former Row 44 equity holders (other than PAR and AIA) will own 20%, Putnam will own 5%, and PAR will own 59% of the issued and outstanding shares of our capital stock. These percentages exclude approximately 3.0 million shares of capital stock of the Company to be issued pursuant to the Row 44 Merger to AIA, which will be a majority-owned subsidiary of the Company after the consummation of the Business Combination, and which shares therefore will not be considered outstanding.
•	Our management and board of directors considered various factors in determining whether to approve the Row 44 Merger Agreement and the AIA Stock Purchase Agreement and the transactions contemplated thereby, and that the value of the Business Combination is equal to at least 80% of the balance in the trust account (excluding deferred underwriting discounts and commissions). They did not seek or receive any third party valuation of either Row 44 or AIA. For more information about our decision-making process, see the section entitled “Proposal No. 1 — Approval of the Business Combination — GEAC’s Board of Directors Reasons for Approval of the Business Combination” beginning on page 96.
•	Pursuant to our amended and restated certificate of incorporation, in connection with the Business Combination holders of shares of our common stock issued in our initial public offering (“public shares”) may elect to have their shares redeemed for cash at the applicable redemption price per share calculated in accordance with our amended and restated certificate of incorporation. As of December 31, 2012 this would have amounted to approximately $9.97 per share. If a holder exercises its redemption rights, then such holder will be exchanging its shares of our common stock for cash and will no longer own shares of the Company. Such a holder will be entitled to receive cash for its public shares only if it properly demands redemption and delivers its shares (either physically or electronically) to our transfer agent at least two business days prior to the special meeting of stockholders. It is a closing condition under the Row 44 Merger Agreement that we have not redeemed or otherwise are not obligated to redeem more than 15,036,667 public shares. See the section entitled “Special Meeting in Lieu of 2012 and 2013 Annual Meetings of GEAC Stockholders — Redemption Rights” beginning on page 86 for the procedures to be followed if you wish to redeem your shares for cash.
•	In addition to voting on the proposal to approve and adopt the Row 44 Merger Agreement and to approve the AIA Stock Purchase Agreement at the special meeting, the stockholders of GEAC will be asked to vote on proposals to approve an amended and restated certificate of incorporation for GEAC, to elect five directors to the board of GEAC, subject to the closing of the Business Combination, to adopt an equity incentive plan, and to adjourn the special meeting, if necessary, to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination. See the sections entitled “Proposal No. 2 — Approval of the Second Amended and Restarted Certificate of Incorporation,” beginning on page 105, “Proposal No. 3 — Election of Directors to the Board,” beginning on page 110, “Proposal No. 4 — Approval and Adoption of the Global Eagle Entertainment Inc. 2012 Stock Incentive Plan,” beginning on page 113, “Proposal No. 5 — The Adjournment Proposal” beginning on page 118, and “Special Meeting in Lieu of 2012 and 2013 Annual Meetings of GEAC Stockholders” beginning on page 83.
•	Upon the closing of the Business Combination, our board of directors will be expanded to seven directors, five of whom will be voted upon by our stockholders at the special meeting. If all director nominees are elected, our board will consist of one of our existing board members and one of our existing executive officers, one director who is the current Chairman of the Board of Row 44 and the Supervisory Board of AIA and an affiliate of PAR, one director who is currently the Chief Executive Officer and member of the Board of Directors of Row 44, one director who is currently the Chief Executive Officer and member of the Management Board of AIA, and two directors who are not affiliates, employees or members of the boards of directors of any of GEAC, Row 44, AIA or PAR. See the sections entitled “Proposal No. 3 — Election of Directors to the Board of Directors” and “Management After the Business Combination” on pages 110 and 204, respectively.
•	The closing of the Business Combination is subject to a number of conditions set forth in the Row 44 Merger Agreement and the AIA Stock Purchase Agreement including, among others, receipt of the requisite stockholder approval contemplated by this proxy statement, that both the Row 44 Merger and the AIA Stock Purchase are consummated and, in the case of the Row 44 Merger Agreement, that no more than 5.0% of the Row 44 common stock (on a fully-diluted basis) have exercised or otherwise perfected their rights of appraisal pursuant to applicable law with respect to such shares. For more information about the closing conditions to the Business Combination, see the section entitled “The Business Combination Agreements” beginning on page 119.
•	The Row 44 Merger Agreement may be terminated at any time prior to the consummation of the Row 44 Merger in specified circumstances, including by the Company upon the breach by Row 44 of its exclusivity covenant in the Row 44 Merger Agreement or by Row 44 upon the breach by the

Company of its exclusivity covenant contained in the Row 44 Merger Agreement. If the Row 44 Merger Agreement is terminated by the Company pursuant to Row 44’s breach of its exclusivity covenant then, concurrently with the consummation of certain specified alternative transactions by Row 44 on or prior to an agreed upon date, Row 44 will pay to the Company a termination payment consisting of $25 million, plus reimbursement of all fees and expenses incurred by the Company in connection with the transactions contemplated by the Row 44 Merger Agreement, up to a maximum of $27.5 million. If the Row 44 Merger Agreement is terminated by Row 44 pursuant to the Company’s breach of its exclusivity covenant, then, concurrently with the execution of a term sheet or agreement with another entity with which it will consummate a business combination on or prior to February 18, 2013, the Company will pay to Row 44 a termination payment consisting of $25 million, plus reimbursement of all fees and expenses incurred by Row 44 in connection with the transactions contemplated by the Row 44 Merger Agreement, up to a maximum of $27.5 million. For more information about the termination rights under the Row 44 Merger Agreement, see the section entitled “The Business Combination Agreements” beginning on page 119.
•	The proposed Business Combination involves numerous risks. For more information about these risks, see the section entitled “Risk Factors” beginning on page 54.
•	In considering the recommendation of GEAC’s board of directors to vote for the proposals presented at the special meeting, you should be aware that our executive officers and members of our board of directors have interests in the Business Combination that are different from, or in addition to, the interests of our stockholders generally. The members of our board of directors were aware of these differing interests and considered them, among other matters, in evaluating and negotiating the transaction agreements and in recommending to our stockholders that they vote in favor of the proposals presented at the special meeting. These interests include, among other things:
•	the continued right of our Sponsor, independent directors and executive officers (collectively, the “founders”) to hold our common stock following the Business Combination, subject to the lock-up agreements;
•	the continued right of the founders to hold sponsor warrants to purchase shares of our common stock;
•	the continuation of two officers of GEAC as directors (but not as officers) of the Company;
•	the repayment of loans made by, and the reimbursement of out-of-pocket expenses incurred by, certain officers or directors or their affiliates in the aggregate amount of approximately $1,000,000; and
•	the continued indemnification of current directors and officers of the Company and the continuation of directors’ and officers’ liability insurance after the Business Combination.

PRESENTATION OF FINANCIAL AND OTHER INFORMATION

The financial and other information included in this proxy statement regarding Row 44 is presented in accordance with the scaled disclosure provisions under the Exchange Act that are available to “smaller reporting companies” as defined thereunder.

AIA prepares its consolidated financial statements in accordance with International Financial Reporting Standards, as adopted by the European Union, or IFRS EU, and reports its financial statements in Euros. Unless otherwise indicated (for example, in the presentation of pro forma financial information), all financial information related to AIA and discussions related to such information in this proxy statement are based upon AIA’s financial statements prepared in accordance with IFRS EU and reported in Euros. The principal differences between the accounting principles applied by AIA under IFRS EU and generally accepted accounting principles in the United States, or U.S. GAAP, are discussed in note 26 to AIA’s audited consolidated financial statements included elsewhere in this proxy statement.

FREQUENTLY USED TERMS

In this document:

“AIA” means Advanced Inflight Alliance AG, a German corporation.

“AIA Stock Purchase Agreement” means the Stock Purchase Agreement, dated November 8, 2012, by and between the Company and PAR, relating to the purchase by the Company of 20,464,581 shares of AIA.

“Backstop Agreements” means the PAR Backstop Agreement and the Putnam Backstop Agreement.

“Business Combination” refers to the Row 44 Merger and the AIA Stock Purchase, collectively.

“Business Combination Proposal” refers to the stockholder proposal (i) to approve and adopt the Row 44 Merger Agreement and the transactions contemplated thereby, and (ii) to approve the AIA Stock Purchase Agreement and the transactions contemplated thereby.

“capital stock,” when used with respect to GEAC, means the common stock and non-voting common stock of GEAC, collectively.

“closing” refers to the consummation of the Business Combination.

“closing date” refers to the date on which the closing occurs.

“Code” refers to the Internal Revenue Code of 1986, as amended.

“Combined Company” means GEAC, Row 44 and AIA collectively after consummation of the Business Combination.

“DGCL” refers to the Delaware General Corporation Law.

“Exchange Act” refers to the Securities Exchange Act of 1934, as amended.

“founder shares” refers to the 4,169,085 shares of common stock of the Company purchased prior to our initial public offering.

“GEAC” refers to Global Eagle Acquisition Corp., a Delaware corporation.

“GEAC founders” or “the founders” refers to the members of the Sponsor and GEAC’s officers and independent directors.

“GEAC Merger Sub” refers to EAGL Merger Sub Corp., a Delaware corporation and wholly owned subsidiary of the Company.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

“PAR” means PAR Investment Partners, L.P., a Delaware limited partnership.

“PAR Backstop Agreement” means the Amended and Restated Common Stock Purchase Agreement between the Company and PAR dated November 8, 2012.

“proposed certificate” means the proposed Second Amended and Restated Certificate of Incorporation of Global Eagle Acquisition Corp. which will become the Company’s certificate of incorporation upon the consummation of the Business Combination. A copy of the proposed certificate is attached hereto as Annex C.

“public shares” refers to the 18,992,500 shares of GEAC’s common stock sold in its initial public offering.

“public stockholders” refers to the holders of public shares, including the GEAC founders to the extent they purchase public shares, provided that each GEAC founder’s status as a “public stockholder” shall only exist with respect to such public shares.

“public warrants” refers to the 18,992,500 warrants sold in GEAC’s initial public offering, each of which is exercisable for one share of GEAC common stock, in accordance with its terms.

“Purchase Options” refers to the option of PAR and Putnam to purchase a number of shares of our stock equal to (i) with respect to PAR, 4,750,000 minus the number of shares of our common stock PAR is required to purchase pursuant to the PAR Backstop Agreement and (ii) with respect to Putnam, 2,375,000 minus the number of shares of our common stock Putnam is required to purchase pursuant to the Putnam Backstop Agreement. PAR and Putnam may assign their rights under their respective Backstop Agreements to existing Row 44 stockholders or strategic partners in accordance with the terms of the Backstop Agreements.

“Putnam” means Putnam Capital Spectrum Fund and Putnam Equity Fund.

“Putnam Backstop Agreement” means the Common Stock Purchase Agreement between the Company and Putnam dated November 8, 2012.

“Row 44” means Row 44, Inc., a Delaware corporation.

“Row 44 Merger” refers to the merger pursuant to the Row 44 Merger Agreement, whereby GEAC Merger Sub will merge with and into Row 44, and we will issue 22,688,508 shares of our common stock to Row 44 equity holders, subject to adjustment and an escrow holdback as described herein.

“Row 44 Merger Agreement” refers to the Agreement and Plan of Merger and Reorganization, dated November 8, 2012, by and among the Company and EAGL Merger Sub Corp., a Delaware corporation, on the one hand, and Row 44, Inc., a Delaware corporation, and PAR Investment Partners, L.P., a Delaware limited partnership, on the other hand.

“SEC” refers to the Securities and Exchange Commission.

“Securities Act” refers to the Securities Act of 1933, as amended.

“sponsor warrants” refers to 7,000,000 warrants issued to the Sponsor upon consummation of our initial public offering and 666,667 warrants issuable to the Sponsor upon conversion of an aggregate principal amount of $500,000 outstanding under the convertible note held by the Sponsor, each of which is exercisable for one share of GEAC common stock in accordance with its terms.

“Sponsor” refers to Global Eagle Acquisition LLC, a Delaware limited liability company.

“trust account” refers to the trust account which holds the proceeds of our initial public offering, and with respect to which American Stock Transfer & Trust Company, LLC acts as trustee.

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS
FOR STOCKHOLDERS

The following questions and answers briefly address some commonly asked questions about the proposals to be presented at the special meeting of stockholders, including with respect to the proposed Business Combination. The following questions and answers may not include all the information that is important to our stockholders. We urge stockholders to read carefully this entire proxy statement, including the annexes and the other documents referred to herein. Unless otherwise specified, all share calculations assume that no GEAC stockholders exercise their redemption rights and we do not issue any additional shares of our capital stock pursuant to the Purchase Options or otherwise.

Q:	Why am I receiving this proxy statement?
A:	We have entered into an Agreement and Plan of Merger and Reorganization, dated as of November 8, 2012, as it may be amended, by and among the Company and GEAC Merger Sub, on the one hand, and Row 44 and PAR, on the other hand, pursuant to which GEAC Merger Sub will merge with and into Row 44, and we will issue at the closing 22,688,508 shares of our common stock to the Row 44 equity holders, subject to adjustment and an escrow holdback as described herein. The aggregate number of shares of our common stock issuable to Row 44 equity holders is calculated by (a) dividing (i) $250.0 million, (A) plus or minus any estimated working capital surplus or deficit at closing, as applicable, (B) minus the estimated indebtedness of Row 44 at closing, including (1) the amount of $11.9 million payable to PAR under the Backstop Fee Agreement and (2) any obligations of Row 44 under any note or other agreement to repurchase shares of capital stock of Row 44 (which in the aggregate may not exceed $13.1 million) and (C) minus the aggregate Black-Scholes value of certain warrants of Row 44 being assumed by the Company at closing, by (ii) $10.00, and then (b) subtracting the number of shares of common stock of the Company into which (i) the vested portion of a certain performance warrant of Row 44 and (ii) any unexercised Row 44 penny warrants will be exercisable from and after the Row 44 Merger. The calculation of the number of shares issuable is not subject to a maximum or a minimum. This agreement, as it may be amended, is referred to as the Row 44 Merger Agreement, and the transactions contemplated by this agreement are referred to as the Row 44 Merger. A copy of the Row 44 Merger Agreement is attached to this proxy statement as Annex A.

Additionally, we have entered into a Stock Purchase Agreement, dated as of November 8, 2012, with PAR, pursuant to which, concurrently with the closing of the Row 44 Merger, we will purchase from PAR approximately 86% of the issued and outstanding shares of AIA, consisting of 20,464,581 shares, which we refer to as the AIA Shares. This agreement, as it may be amended, is referred to as the AIA Stock Purchase Agreement, and the transactions contemplated by this agreement are referred to as the AIA Stock Purchase. A copy of the AIA Stock Purchase Agreement is attached to this proxy statement as Annex B.

The Row 44 Merger and the AIA Stock Purchase are collectively referred to herein as the Business Combination.

Our stockholders are being asked to consider and vote upon a proposal to approve and adopt the Row 44 Merger Agreement and to approve the AIA Stock Purchase Agreement.

Our common stock, units and warrants are currently listed on The Nasdaq Stock Market, or Nasdaq, under the symbols “EAGL,” “EAGLU” and “EAGLW,” respectively. We have applied to continue the listing of our common stock on Nasdaq under the symbol “ENT” upon the closing of the Business Combination. Following the closing, we expect that our warrants will trade on the OTC market under the symbol “EAGLW.” Prior to the closing, our units will separate into their component share of common stock and warrant to purchase one share of our common stock.

This proxy statement and its annexes contain important information about the proposed Business Combination and the other matters to be acted upon at the special meeting. You should read this proxy statement and its annexes carefully and in their entirety.

Your vote is important. You are encouraged to submit your proxy as soon as possible after carefully reviewing this proxy statement and its annexes.

Q:	What is being voted on?
A:	Below are proposals on which our stockholders are being asked to vote.
1.	To approve and adopt the Row 44 Merger Agreement and to approve the AIA Stock Purchase Agreement (this proposal is referred to herein as the “Business Combination Proposal”);
2.	To consider and vote upon a proposal to approve an amended and restated certificate of incorporation of the Company, or the proposed certificate, to, among other things:
•	change our name to Global Eagle Entertainment Inc.;
•	remove certain provisions related to our status as a blank check company;
•	provide for the issuance of non-voting shares of common stock (which will be issued in the Business Combination); and
•	make certain other changes that our board of directors deems appropriate for a public operating company (this proposal is referred to herein as the “Certificate Proposal”);
3.	To elect five directors to our board of directors, subject to the consummation of the Business Combination (this proposal is referred to herein as the “Director Election Proposal”);
4.	To approve and adopt the Global Eagle Entertainment Inc. 2013 Equity Incentive Plan (this proposal is referred to herein as the “Incentive Plan Proposal”); and
5.	To approve the adjournment of the special meeting of stockholders to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more stockholder proposals presented at the special meeting (this proposal is referred to herein as the “Adjournment Proposal”). This proposal will only be presented at the special meeting if there are not sufficient votes to approve one or more proposals presented to stockholders for vote.
Q:	Are the proposals conditioned on one another?
A:	The proposals are all conditioned on each other, except for the Adjournment Proposal. The Adjournment Proposal does not require the approval of any other proposal to be effective. It is important for you to note that in the event that any proposal other than the Adjournment Proposal does not receive the requisite vote for approval, then we will not consummate the Business Combination. If we do not consummate the Business Combination and fail to complete an initial business combination by February 18, 2013, we will be required to dissolve and liquidate our trust account.
Q:	Why is GEAC proposing the Business Combination Proposal?
A:	We were organized for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. In particular, we have sought to focus on the media or entertainment sectors, though we are not limited to any particular industry or sector.

We consummated our initial public offering on May 18, 2011. Approximately $189,626,500 of the proceeds of our initial public offering and the private placement of the sponsor warrants was placed in a trust account immediately following the initial public offering and, in accordance with our amended and restated certificate of incorporation, will be released upon the consummation of the Business Combination. See the question entitled “What happens to the funds held in the trust account upon consummation of the Business Combination?” on page 14.

There currently are 23,161,585 shares of our common stock issued and outstanding, consisting of 18,992,500 shares originally sold as part of units in our initial public offering and 4,169,085 shares that were issued prior to our initial public offering to our Sponsor (the members of which are Messrs. Sloan, Sagansky and Graf). In addition, there currently are 25,992,500 warrants outstanding, consisting of 18,992,500 warrants originally sold as part of units in our initial public offering and 7,000,000 sponsor warrants that were sold by us to the Sponsor in a private sale simultaneously with our initial public offering.

Under our amended and restated certificate of incorporation, we must provide all holders of public shares with the opportunity to have their public shares redeemed upon the consummation of our initial business combination either in conjunction with a tender offer or in conjunction with a stockholder vote.

Nasdaq Listing Rule 5635(a) requires shareholder approval where, among other things, the issuance of securities in a transaction exceeds 20% of the number of shares of common stock or the voting power outstanding before the transaction, and Nasdaq Listing Rule 5635(b) requires shareholder approval where the issuance of securities will result in a change of control. We intend to issue approximately 37,056,741 shares of our capital stock, or approximately 160% of our 23,161,585 currently outstanding shares of capital stock, in the Business Combination (assuming no redemptions of our public shares and no additional issuances of our capital stock). Therefore, we are required to obtain the approval of our shareholders under both Nasdaq Listing Rules 5635(a) and 5635(b).

Because we are holding a stockholder vote on the Business Combination, our amended and restated certificate of incorporation provides that we may consummate the Business Combination only if it is approved by the affirmative vote of the holders of a majority of the shares of our common stock that are voted at the special meeting.

Q:	What will happen in the Business Combination?
A:	The Business Combination consists of the Row 44 Merger and the AIA Stock Purchase. At the closing of the Row 44 Merger, GEAC Merger Sub will merge with and into Row 44, with Row 44 surviving the merger as a wholly owned subsidiary of the Company. At the closing of the AIA Stock Purchase, we will purchase from PAR 20,464,581 shares of AIA in exchange for 14,368,233 shares of our non-voting common stock. The non-voting common stock will be convertible into shares of our voting common stock on a share for share basis in accordance with the terms of the proposed certificate.

As a result of the Row 44 Merger and the AIA Stock Purchase, we will own all of the issued and outstanding shares of common stock of Row 44 and 86% of the issued and outstanding shares of AIA. As required by the German Securities Acquisition and Takeover Act, we expect to commence a mandatory takeover offer in accordance with German law for the remaining 14% of the issued and outstanding shares of AIA as soon as practicable after the closing.

Q:	What equity stake will current GEAC stockholders and former Row 44 stockholders hold in the Company after the closing?
A:	Assuming that no GEAC stockholders exercise their redemption rights and we do not issue any other shares of our capital stock pursuant to the Purchase Options or otherwise, it is anticipated that, after the closing of the Row 44 Merger and the AIA Stock Purchase, current GEAC stockholders (other than the founders) will own approximately 33%, the founders will own 7%, former equity holders of Row 44 (other than PAR and AIA) will own 17%, and PAR will own 42% of the issued and outstanding shares of our capital stock.

In the event that GEAC stockholders exercise their redemption rights, the percentage of our common stock owned by holders other than our public stockholders following the closing will increase, and PAR and Putnam will purchase shares pursuant to the Backstop Agreements. For example, if the maximum number of GEAC shares permitted under the Row 44 Merger Agreement is redeemed (15,036,667 shares), then current GEAC stockholders (other than the founders) will own 8%, the founders will own 8%, former Row 44 equity holders (other than PAR and AIA) will own 20%, Putnam will own 5%, and PAR will own 59% of the issued and outstanding shares of capital stock the Company after the closing.

These percentages exclude approximately 3.0 million shares of capital stock of the Company to be issued pursuant to the Row 44 Merger to AIA, which will be a majority-owned subsidiary of the Company after the consummation of the Business Combination, and which shares therefore will not be considered outstanding.

Q:	Are the Row 44 Merger and the AIA Stock Purchase the first steps in a “going-private” transaction?
A:	The Company does not intend for the Row 44 Merger and the AIA Stock Purchase to be the first steps in a “going-private” transaction. Indeed, one of the primary purposes of the Business Combination is to provide a platform for Row 44 and AIA to access the U.S. public markets.

Q:	What conditions must be satisfied to complete the Business Combination?
A:	There are a number of closing conditions in the Row 44 Merger Agreement and the AIA Stock Purchase Agreement, including that our stockholders have approved and adopted the Row 44 Merger Agreement and approved the AIA Stock Purchase Agreement. For a summary of the conditions that must be satisfied or waived prior to completion of the Business Combination, see the section entitled “The Business Combination Agreements” beginning on page 119.
Q:	Why is GEAC proposing the Certificate Proposal?
A:	The proposed certificate that we are asking our stockholders to approve in connection with the Business Combination provides for the change of our name to Global Eagle Entertainment Inc., the removal of provisions related to our status as a blank check company, the issuance of shares of non-voting common stock (which will be issued in the Business Combination), and other changes that our board of directors deem appropriate for a public operating company.
Q:	Why is GEAC proposing the Director Election Proposal?
A:	The Row 44 Merger Agreement provides that effective immediately after the closing of the Row 44 Merger, the board of directors of the Company will consist of seven members, divided into three classes, with each class having a term of three years. The board will consist of one of our existing board members and one of our existing executive officers, one director who is the current Chairman of the Board of Row 44 and the Supervisory Board of AIA and an affiliate of PAR, one director who is currently the Chief Executive Officer and member of the Board of Directors of Row 44, one director who is currently Chief Executive Officer and member of the Management Board of AIA, and two directors who are not affiliates, employees or members of the boards of directors of any of GEAC, Row 44, AIA or PAR. See the sections entitled “Proposal No. 3 — Election of Directors to the Board of Directors” and “Management After the Business Combination” beginning on pages 110 and 204, respectively, for additional information.
Q:	Why is GEAC proposing the Incentive Plan Proposal?
A:	The purpose of the Incentive Plan is to provide a means through which the Company and our affiliates may attract and retain key personnel going forward and provide a means whereby directors, officers, members, managers, employees, consultants and advisors (and prospective directors, officers, members, managers, employees, consultants and advisors) of the Company and our affiliates can acquire and maintain an equity interest in GEAC, or be paid incentive compensation, thereby strengthening their commitment to the welfare of the Company and our affiliates and aligning their interests with those of our stockholders.
Q:	What happens if I sell my shares of GEAC common stock before the special meeting?
A:	The record date for the special meeting is earlier than the date that the Business Combination is expected to be completed. If you transfer your shares of GEAC common stock after the record date, but before the special meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the special meeting.
Q:	What vote is required to approve the proposals presented at the special meeting of stockholders?
A:	The approval of the Business Combination Proposal and the Incentive Plan Proposal requires the affirmative vote of holders of a majority of our outstanding shares of common stock that are voted at the special meeting. Accordingly, a GEAC stockholder’s failure to vote by proxy or to vote in person at the special meeting, an abstention from voting, or the failure of a GEAC stockholder who holds his or her shares in “street name” through a broker or other nominee to give voting instructions to such broker or other nominee will have no effect on the outcome of any vote on the Business Combination Proposal or the Incentive Plan Proposal.

The approval of the Certificate Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of our common stock. Accordingly, a GEAC stockholder’s failure to vote by proxy or to vote in person at the special meeting, an abstention from voting, or the failure of a GEAC stockholder who holds his or her shares in “street name” through a broker or other nominee to give voting instructions to such broker or other nominee will have the same effect as a vote “AGAINST” the Certificate Proposal.

Directors are elected by a plurality of all of the votes cast by holders of shares of our common stock represented in person or by proxy and entitled to vote thereon at the special meeting. This means that the five nominees will be elected if they receive more affirmative votes than any other nominee for the same position. Stockholders may not cumulate their votes with respect to the election of directors. Abstentions and broker non-votes will have no effect on the election of directors.

The approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the shares of our common stock represented in person or by proxy and entitled to vote thereon at the special meeting of stockholders. Accordingly, abstentions will have the same effect as a vote “AGAINST” the Adjournment Proposal, while the failure of a GEAC stockholder who holds his or her shares in “street name” through a broker or other nominee to give voting instructions to such broker or other nominee and shares not in attendance at the special meeting will have no effect on the outcome of any vote on the Adjournment Proposal.

No vote of the holders of any warrants issued by Company is necessary to approve the Business Combination Proposal, and we are not asking the warrant holders to vote on the Business Combination Proposal or any other proposal being considered at the special meeting.

Q:	May GEAC or the Sponsor, GEAC’s directors, officers advisors or their affiliates purchase shares in connection with the Business Combination?
A:	In connection with the stockholder vote to approve the proposed Business Combination, we may privately negotiate transactions to purchase shares after the closing of the Business Combination from stockholders who would have otherwise elected to have their shares redeemed in conjunction with a proxy solicitation pursuant to the proxy rules for a per-share pro rata portion of the trust account. The Sponsor, our directors, officers, or advisors or their respective affiliates may also purchase shares in privately negotiated transactions. Neither we nor our directors, officers or advisors or our or their respective affiliates will make any such purchases when we or they are in possession of any material non-public information not disclosed to the seller. Such a purchase would include a contractual acknowledgement that such stockholder, although still the record holder of our shares is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. In the event that we, the Sponsor, our directors, officers or advisors or our or their affiliates purchase shares in privately negotiated transactions from public stockholders who have already elected to exercise their redemption rights, such selling stockholders would be required to revoke their prior elections to redeem their shares. Any such privately negotiated purchases may be effected at purchase prices that are in excess of the per-share pro rata portion of the trust account. In the event that we are the buyer in such privately negotiated purchases, we could elect to use trust account proceeds to pay the purchase price in such transactions after the closing of the Business Combination. The purpose of such purchases would be to increase the likelihood of obtaining stockholder approval of the Business Combination or, where the purchases are made by the Sponsor, our directors, officers or advisors or their respective affiliates, to satisfy a closing condition in an agreement related to the Business Combination. Currently, it is a closing condition under the Row 44 Merger Agreement that we have not redeemed or otherwise are not obligated to redeem more than 15,036,667 public shares.

Although permitted under our amended and restated articles of incorporation, we will not, prior to consummation of the Business Combination, release amounts from the trust account to purchase public shares in the open market.

Q:	How many votes do I have?
A:	Our stockholders are entitled to one vote at the special meeting for each share of Company common stock held of record as of the record date. As of the close of business on the record date, there were 23,161,585 outstanding shares of our common stock.

Q:	What constitutes a quorum?
A:	Holders of a majority in voting power of the Company’s common stock issued and outstanding and entitled to vote at the special meeting, present in person or represented by proxy, constitute a quorum. In the absence of a quorum, a majority of our stockholders, present in person or represented by proxy, will have power to adjourn the special meeting. As of the record date for the special meeting, 11,580,793 shares of our common stock would be required to achieve a quorum.
Q:	How will GEAC’s directors and officers vote?
A:	In connection with our initial public offering, we entered into agreements with each of our founders, consisting of the Sponsor, our independent directors and our executive officers, pursuant to which each founder agreed to (i) vote his, her or its founder shares, with respect to the Business Combination Proposal, in accordance with the majority of the votes cast on that proposal by the our public stockholders, and (ii) vote any shares acquired during and after the initial public offering in favor of the Business Combination Proposal. Our founders have not purchased any shares during or after our initial public offering and neither we nor our Sponsor, directors or officers have entered into agreements, and are not currently in negotiations, to purchase shares. Currently our founders own approximately 18% of our outstanding shares of common stock, consisting of all of the founder shares. See the section entitled “Special Meeting in Lieu of 2012 and 2013 Annual Meetings of GEAC Stockholders — Vote of GEAC Founders” beginning on page 83 for additional information.
Q:	What interests do GEAC’s current officers and directors have in the Business Combination?
A:	Our directors and executive officers may have interests in the Business Combination that are different from, or in addition to or in conflict with, yours. These interests include:
•	the continued right of the founders to hold our common stock following the Business Combination, subject to the lock-up agreements;
•	the continued right of the founders to hold sponsor warrants to purchase shares of our common stock;
•	the continuation of two officers of GEAC as directors (but not as officers) of the Company;
•	the repayment of loans made by, and the reimbursement of out-of-pocket expenses incurred by, certain officers or directors or their affiliates in the aggregate amount of approximately $1,000,000; and
•	the continued indemnification of current directors and officers of the Company and the continuation of directors’ and officers’ liability insurance after the Business Combination.

These interests may influence our directors in making their recommendation that you vote in favor of the approval of the Business Combination.

Q:	What happens if I vote against the Business Combination Proposal?
A:	If the Business Combination Proposal is not approved and we do not consummate a business combination by February 18, 2013, we will be required to dissolve and liquidate our trust account.
Q:	Do I have redemption rights?
A:	If you are a holder of public shares, you may redeem your public shares for cash equal to their pro rata share of the aggregate amount on deposit in the trust account which holds the proceeds of our initial public offering as of two business days prior to the consummation of the Business Combination, less franchise and income taxes payable, upon the consummation of the Business Combination. A public stockholder, together with any of his, her or its affiliates or any other person with whom it is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended), will be restricted from redeeming his, her or its shares with respect to more than an aggregate of 10% of the public shares. GEAC’s founders have agreed to waive their redemption rights with respect to their founder shares and any other shares they may hold in connection with the consummation of the

Business Combination, and the founder shares will be excluded from the pro rata calculation used to determine the per-share redemption price. For illustrative purposes, based on funds in the trust account of approximately $189.6 million on December 31, 2012, the estimated per share redemption price would have been approximately $9.97. This is $0.03 less than the $10.00 initial public offering price of GEAC’s units. Additionally, shares properly tendered for redemption will only be redeemed if the Business Combination is consummated; otherwise holders of such shares will only be entitled to a pro rata portion of the trust account in connection with the liquidation of the trust account.
Q:	Will how I vote affect my ability to exercise redemption rights?
A:	No. You may exercise your redemption rights whether you vote your shares of GEAC common stock for or against the Business Combination Proposal.
Q:	How do I exercise my redemption rights?
A:	In order to exercise your redemption rights, you must, prior to 4:30 p.m. Eastern time on January 29, 2013 (two business days before the special meeting), (i) submit a written request to our transfer agent that we redeem your public shares for cash, and (ii) deliver your stock to our transfer agent physically or electronically through Depository Trust Company, or DTC. The address of American Stock Transfer & Trust Company, our transfer agent, is listed on page 86.

Any demand for redemption, once made, may be withdrawn at any time until the vote is taken with respect to the Business Combination. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed on page 86.

Q:	What are the federal income tax consequences of exercising my redemption rights?
A:	GEAC stockholders who exercise their redemption rights to receive cash from the trust account in exchange for their shares of GEAC common stock generally will be required to treat the transaction as a sale of such shares and recognize gain or loss upon the redemption in an amount equal to the difference, if any, between the amount of cash received and the tax basis of the shares of GEAC common stock redeemed. Such gain or loss should be treated as capital gain or loss if such shares were held as a capital asset on the date of the redemption. A stockholder’s tax basis in his, her or its shares of GEAC common stock generally will equal the cost of such shares. A stockholder who purchased GEAC units would have been required to allocate the cost between the share of common stock and the warrant comprising each unit based on their relative fair market values at the time of the purchase. See the section entitled “Material U.S. Federal Income Tax Considerations for Stockholders Exercising Redemption Rights” beginning on page 102.
Q:	If I am a GEAC warrantholder, can I exercise redemption rights with respect to my warrants?
A:	No. There are no redemption rights with respect to our warrants.
Q:	Do I have appraisal rights if I object to the proposed Business Combination?
A:	No. There are no appraisal rights available to holders of GEAC common stock in connection with the Business Combination.
Q:	What happens to the funds held in the trust account upon consummation of the Business Combination?
A:	If the Business Combination is consummated, the funds held in the trust account will be released to pay (i) GEAC stockholders who properly exercise their redemption rights, (ii) up to $6.6 million in deferred underwriting compensation and certain advisory fees to the underwriters of our initial public offering and other designated persons and certain additional fees for advisory and transaction support services, (iii) our Sponsor or its members or affiliates for amounts owed pursuant to unpaid loans made to the Company and unreimbursed, out-of-pocket expenses incurred on behalf of the Company in connection with the Company’s business and operations in the aggregate amount of approximately $1,000,000, (iv) all fees, costs and expenses (including regulatory fees, legal fees, accounting fees, printer fees, and other professional fees) that were incurred by the Company, GEAC Merger Sub, Row 44, AIA, or PAR in connection with the transactions contemplated by the Business Combination and (v) unpaid franchise and income taxes of the Company.

Pursuant to the PAR Backstop Agreement, for each share of our common stock properly tendered for redemption, PAR has agreed to purchase a like amount of shares of our common stock for $10.00 per share, up to a maximum of 4,750,000 shares. Additionally, in the event that PAR is required to purchase fewer than 4,750,000 shares of our common stock, PAR will have the option to purchase a number of shares of our common stock equal to 4,750,000 minus the aggregate number of shares PAR is required to purchase. As the first investor to commit to a backstop investment, Row 44 will pay to PAR $11.9 million in cash at closing, which amount will reduce the consideration payable by us to Row 44 equity holders in the Row 44 Merger. PAR may assign its rights and obligations under the PAR Backstop Agreement to existing Row 44 stockholders or strategic partners in accordance with the terms of the PAR Backstop Agreement. PAR has the right to receive shares of our voting or non-voting common stock under the PAR Backstop Agreement in such proportions as PAR determines in its sole discretion.

Pursuant to the Putnam Backstop Agreement, for each share of our common stock properly tendered for redemption, Putnam has agreed to purchase a like amount of shares of our common stock for $10.00 per share, up to a maximum of 2,375,000 shares. Additionally, in the event that Putnam is required to purchase fewer than 2,375,000 shares of our common stock, Putnam will have the option to purchase a number of shares of our common stock equal to 2,375,000 minus the aggregate number of shares Putnam is required to purchase. Putnam may assign its rights and obligations under the Putnam Backstop Agreement to existing Row 44 stockholders or strategic partners in accordance with the terms of the Putnam Backstop Agreement.

If our public stockholders redeem less than 7,125,000 shares, then each of PAR and Putnam will be required to purchase only their pro rata portion of any shares to be purchased, calculated on the basis of their original commitments.

Q:	What happens if the Business Combination is not consummated or is terminated?
A:	There are certain circumstances under which the Row 44 Merger Agreement or the AIA Stock Purchase Agreement may be terminated. See the section entitled “The Business Combination Agreements” beginning on page 119 for information regarding the parties’ specific termination rights. If the Business Combination is not completed by February 18, 2013.

Our warrantholders have no right to receive funds held in the trust account with respect to the warrants they hold. If the Business Combination is not completed by February 18, 2013, we will be required to dissolve and liquidate the trust account and GEAC warrants will expire worthless.

Holders of our founder shares have waived any right to any liquidation distribution with respect to those shares.

Q:	When is the Business Combination expected to be completed?
A:	It is currently anticipated that the Business Combination will be consummated promptly following the special meeting of stockholders, provided that all other conditions to the consummation of the Business Combination have been satisfied or waived.

For a description of the conditions for the completion of the Business Combination, see the section entitled “The Business Combination Agreements” beginning on page 119.

Q:	What do I need to do now?
A:	You are urged to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the Business Combination will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:	How do I vote?
A:	If you were a holder of record of our common stock on December 17, 2012, the record date for the special meeting of stockholders, you may vote with respect to the applicable proposals in person at the special meeting of stockholders or by (1) calling the toll-free number specified on the enclosed proxy card and following the instructions when prompted, (2) accessing the Internet website specified on the enclosed proxy card and following the instructions provided to you, or (3) completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the special meeting of stockholders and vote in person, obtain a proxy from your broker, bank or nominee.
Q:	What will happen if I abstain from voting or fail to vote at the special meeting of stockholders?
A:	We will count a properly executed proxy marked “ABSTAIN” with respect to a particular proposal as present for purposes of determining whether a quorum is present. For purposes of approval, an abstention or failure to vote will have no effect on the Business Combination Proposal, the Director Election Proposal or the Incentive Plan Proposal. A failure to vote or an abstention will have the same effect as a vote “AGAINST” the Certificate Proposal, while only an abstention (and not a failure to vote) will have the same effect as a vote “AGAINST” the Adjournment Proposal.
Q:	What will happen if I sign and return my proxy card without indicating how I wish to vote?
A:	Signed and dated proxies received by us without an indication of how the stockholder intends to vote on a proposal will be voted in favor of each proposal presented to the stockholders.
Q:	If I am not going to attend the special meeting of stockholders in person, should I return my proxy card instead?
A:	Yes. Whether you plan to attend the special meeting of stockholders or not, please read the enclosed proxy statement carefully, and vote your shares by one of the following methods: (1) call the toll-free number specified on the enclosed proxy card and follow the instructions when prompted, (2) access the Internet website specified on the enclosed proxy card and follow the instructions provided to you, or (3) complete, sign, date and return the enclosed proxy card in the postage-paid envelope provided.
Q:	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?
A:	No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe the proposals presented to the stockholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. If you do not provide instructions with your proxy, your bank, broker, or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares; this indication that a bank, broker, or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will be counted for the purpose of determining the existence of a quorum, but will not count for purposes of determining the number of votes cast at the special meeting of stockholders. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide.
Q:	May I change my vote after I have mailed my signed proxy card?
A:	Yes. You may change your vote by sending a later-dated, signed proxy card to our secretary at the address listed below so that it is received by our secretary prior to the special meeting of stockholders or attend the special meeting of stockholders in person and vote. You also may revoke your proxy by sending a notice of revocation to our secretary, which must be received by our secretary prior to the special meeting of stockholders.

Q:	What should I do if I receive more than one set of voting materials?
A:	You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.
Q:	Who can help answer my questions?
A:	If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

James A. Graf, Secretary
Global Eagle Acquisition Corp.
10900 Wilshire Blvd. Suite 1500
Los Angeles, California 90024
Tel: (310) 209-7280
Email: jgraf@geacq.com

You may also contact our proxy solicitor at:

Morrow & Co., LLC
470 West Avenue — 3rd Floor
Stamford, Connecticut 06902
Tel: (800) 662-5200

To obtain timely delivery, our stockholders must request the materials no later than five business days prior to the special meeting.

You may also obtain additional information about us from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information” beginning on page 232.

If you intend to seek redemption of your public shares, you will need to send a letter demanding redemption and deliver your stock (either physically or electronically) to our transfer agent prior to the special meeting of stockholders. If you have questions regarding the certification of your position or delivery of your stock, please contact:

Jessenia Tejada
American Stock Transfer & Trust Company
6201 15th Avenue
Brooklyn, New York 11219
Tel: 718.921.8520
E-mail: Admin42@amstock.com

SUMMARY OF THE PROXY STATEMENT

This summary highlights selected information from this proxy statement and may not contain all of the information that is important to you. To better understand the Business Combination and the proposals to be considered at the special meeting, you should read this entire proxy statement carefully, including the annexes. See also the section entitled “Where You Can Find More Information” beginning on page 232.

Unless otherwise specified, all share calculations assume no exercise of redemption rights by GEAC stockholders and that we do not issue additional shares of our capital stock pursuant to the Purchase Options or otherwise.

Parties to the Business Combination

GEAC

We are a blank check company formed in Delaware in 2011 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination involving GEAC and one or more businesses.

Under our amended and restated certificate of incorporation, if we are unable to complete a Merger by February 18, 2013, we must (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, subject to lawfully available funds therefor, redeem 100% of our public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account which holds the proceeds of our initial public offering, including interest but net of franchise and income taxes payable (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of our public stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and subject to the requirement that any refund of income taxes that were paid from the trust account which is received after the redemption shall be distributed to the former public stockholders, and (iii) as promptly as reasonably possible following such redemptions, subject to the approval of the remaining stockholders and our board of directors in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

In the event of our liquidation, the outstanding warrants to purchase shares of our common stock will expire worthless.

Our common stock, units and warrants are currently listed on Nasdaq under the symbol “EAGL,” “EAGLU” and “EAGLW,” respectively. We have applied to continue the listing of our common stock on The Nasdaq Stock Market under the symbol “ENT” upon the closing of the Business Combination. Following the closing, we expect that our warrants will trade on the OTC market under the symbol “EAGLW.” Prior to the closing, our units will separate into their component share of common stock and warrant to purchase one share of our common stock prior to the closing.

The mailing address of our principal executive office is 10900 Wilshire Blvd. Suite 1500, Los Angeles, California 90024.

GEAC Merger Sub

EAGL Merger Sub Corp., a Delaware corporation, which we refer to as GEAC Merger Sub, is a wholly owned subsidiary formed by us in 2012 to consummate the Row 44 Merger. In the Row 44 Merger, GEAC Merger Sub will merge with and into Row 44 and GEAC Merger Sub will cease to exist.

Row 44

Row 44 is a leading satellite-based broadband services provider to the global commercial airline industry. Row 44’s Wi-Fi based platform and network enables aircraft to connect to orbiting Ku-band satellites and to communicate with existing satellite ground earth stations. The Row 44 in-cabin system and communications link currently provides airline passengers with Internet access, live television, shopping and flight and destination information. For the period ended December 31, 2011, Row 44’s auditors issued a report questioning its ability to continue as a going concern, primarily because, as of that time, Row 44 had not generated sufficient cash flow from operations to cover its operating losses. Row 44 experienced operating losses for the years ended December 31, 2010 and 2011 and for the nine months ended September 30, 2012 and management of Row 44 expects that such losses from operations will continue for the foreseeable future.

AIA

AIA is a global leader in the business of providing onboard entertainment for commercial airline passengers in the form of video and music programs and video games, or in-flight entertainment. AIA is currently listed in the Regulated Market (General Standard) of the Frankfurt Stock Exchange.

Structure of the Business Combination (Page 88)

The Row 44 Merger Agreement provides for the combination of the Company and Row 44 through a merger of GEAC Merger Sub with and into Row 44, whereby Row 44 will become a wholly-owned subsidiary of the Company. As a result of the Row 44 Merger, former equity holders of Row 44 will become stockholders of the Company. Concurrently with the closing of the Row 44 Merger, we will purchase from PAR 20,464,581 shares of AIA, or approximately 86% of the issued and outstanding shares of AIA. After consummation of the Business Combination, approximately 14% of the issued and outstanding shares of AIA will remain held by stockholders other than the Company, and AIA’s shares will continue to be traded on the Frankfurt Stock Exchange Xetra. Because we will be acquiring at least 30% of AIA, a German publicly traded company, the German Securities Acquisition and Takeover Act will require us, promptly but at least within seven days following the acquisition of at least 30% of AIA, to publish this fact (the “Publication of Acquisition of Control”), and then, within four weeks of publication, submit an offer document to the German Federal Financial Supervisory Authority (Bundesanstalt Fürnanzdienstleistungen, or BaFin) for the acquisition of the remaining 14% of the issued and outstanding shares of AIA. The minimum offer price per AIA share, which must be paid in cash, is required to be at least equal to the higher of (i) the highest price or value we pay or grant for the acquisition of AIA shares within the six months prior to the publication of the offer document and (ii) the weighted average domestic stock exchange price for AIA shares over the last three months prior to the Publication of Acquisition of Control. We expect the minimum offer price per AIA share will be the value we grant to PAR for each AIA share pursuant to the AIA Stock Purchase Agreement, or approximately 0.70 of a share of our non-voting common stock for each AIA share. In order to determine the cash value of 0.70 of a share of our non-voting common stock, BaFin will require us to provide a third party valuation opinion of the Company on both November 8, 2012, the date on which we entered into the AIA Stock Purchase Agreement, and on the closing date of the Business Combination.

Organizational Structure

The following diagrams illustrate the structure of the Business Combination and the result of the Business Combination assuming (i) no holders of warrants assumed by GEAC exercise their warrants, (ii) the conversion or redemption of all issued and outstanding Row 44 preferred stock and the closing of the Row 44 Merger as of January 31, 2013, and (iii) the exercise of certain Row 44 warrants expected to be exercised prior to the closing.

*	The percentage of issued shares held by the holders after the Business Combination will vary depending on the extent to which our stockholders exercise their redemption rights with respect to shares of our common stock in connection with the Business Combination. The first percentage assumes that no shares are redeemed (and we do not issue any additional shares of our capital stock pursuant to the Purchase Options or otherwise), and the second percentage assumes that the maximum number of shares is redeemed (15,036,667 shares) (and PAR and Putnam purchase 7,125,000 shares of our capital stock pursuant to the Backstop Agreements). Percentages may not total 100 due to rounding.
**	Required under applicable German law.
***	As a result of its ownership interest in Row 44, AIA will receive approximately 3.0 million shares (approximately 4% to 6%) of common stock of the Company pursuant to the Row 44 Merger, which is not reflected in the diagram above.

Company Shares to be Issued at Closing of the Row 44 Merger (Page 119)

Pursuant to the Row 44 Merger Agreement, upon the effectiveness of the Row 44 Merger, all shares of capital stock (including common and preferred stock) of Row 44 then outstanding will be converted into the right to receive shares of common stock of the Company (collectively referred to herein as the Closing Net Merger Shares), and all options to purchase common stock of Row 44 will be net stock settled for shares of common stock of the Company (collectively referred to herein as the Row 44 Option Settlement Shares). The aggregate number of Closing Net Merger Shares and Row 44 Option Settlement Shares, taken together, to be issued at closing of the Row 44 Merger is calculated by (a) dividing (i) $250.0 million, (A) plus or minus any estimated working capital surplus or deficit at closing, as applicable, (B) minus the estimated indebtedness of Row 44 at closing, including (1) the amount of $11.9 million payable to PAR under the Backstop Fee Agreement and (2) any obligations of Row 44 under any note or other agreement to repurchase shares of capital stock of Row 44 (which in the aggregate may not exceed $13.1 million) and (C) minus the aggregate Black-Scholes value of certain warrants of Row 44 being assumed by the Company at closing (which warrants are exercisable for (x) an aggregate of 21,062,500 shares of Row 44 common stock with a weighted average exercise price of $0.3214 per share and remaining terms of between 1.9 years to 4.1 years and (y) an aggregate of 42,611,344 shares of Row 44 preferred stock with a weighted average exercise price of $0.3274 per share and remaining terms of 4.4 years), by (ii) $10.00, and then (b) subtracting the number of shares of common stock of the Company into which (i) the vested portion of a certain performance warrant of Row 44 will be exercisable from and after the Row 44 Merger (which portion Row 44 expects to be exercisable immediately prior to the closing for 13,550,136 shares of Row 44 common stock for an exercise price of $0, and after the closing for 458,091 shares of GEAC common stock, and having a remaining term of 4.8 years) and (ii) any unexercised Row 44 penny warrants will be exercisable from and after the Row 44 Merger (which penny warrants are currently exercisable for an aggregate of 69,466,271 shares of Row 44 common stock with a weighted average exercise price of $0.00007 per share and remaining terms of between 2.3 years to 6.2 years, all of which Row 44 expects to be exercised prior to the closing). We currently expect that, at the closing, we will issue 22,688,508 shares of GEAC common stock to the Row 44 equity holders (valued at approximately $226.9 million based on a price per share of GEAC common stock of $10.00 pursuant to the terms of the Row 44 Merger Agreement), approximately $12.0 million of Row 44 indebtedness (including the amount payable to PAR pursuant to the Backstop Fee Agreement) will be paid and we will assume all outstanding warrants of Row 44, other than those warrants which are exercised prior to closing. The Row 44 performance warrant which will be assumed at the closing is exercisable for up to 101,260,000 shares of Row 44 common stock at an exercise price of $0, is subject to vesting and has an expiration date of November 20, 2017. The performance warrant vests to the extent that Row 44 chooses not to pay cash for certain services and hardware provided by the holder of the warrant. The number of shares for which the warrant vests is determined based on the dollar amount otherwise owed to the holder divided by 0.2958 per share of Row 44 common stock. None of the Row 44 warrants have redemption rights.

Ten percent (10%) of the Closing Net Merger Shares will be placed in escrow to secure (1) any post-closing purchase price adjustment due to the Company from Row 44 pursuant to the terms of the Row 44 Merger Agreement and (2) Row 44’s indemnification obligations under the Row 44 Merger Agreement. Any shares in escrow which are not subject to pending claims as of the date 18 months after the closing will be released to the Row 44 stockholders. No portion of the Row 44 Option Settlement Shares will be placed in or subject to escrow.

In addition to the Company shares to be issued in respect of Row 44's outstanding shares of capital stock and options, as a result of the Row 44 Merger, we will be assuming all outstanding warrants of Row 44, other than those warrants which are exercised prior to closing.

Consideration Received by PAR for AIA Shares (Page 132)

Pursuant to the terms of the AIA Stock Purchase Agreement, we will purchase 20,464,581 shares of AIA from PAR in exchange for 14,368,233 shares of our non-voting common stock. The total number of shares of our non-voting common stock to be issued to PAR under the AIA Stock Purchase Agreement is calculated under the AIA Stock Purchase Agreement by dividing (i) $143,682,330 by (ii) $10.00. The terms of the shares of non-voting common stock are set forth in the proposed certificate, which provides that the shares of non-voting common stock will be converted into shares of voting common stock on a share for share basis upon the earlier of (a) the election by a holder of such non-voting shares on or after October 31, 2013 to convert their shares into voting shares and (b) the transfer of a holder’s non-voting shares to any person that results in PAR no longer being the “beneficial owner” of such shares for purposes of Section 13 of the Exchange Act.

Redemption Rights (Page 86)

Pursuant to our amended and restated certificate of incorporation, holders of public shares may elect to have their shares redeemed for cash at the applicable redemption price per share calculated in accordance with our amended and restated certificate of incorporation. As of December 31, 2012, this would have amounted to approximately $9.97 per share. If a holder exercises its redemption rights, then such holder will be exchanging its shares of our common stock for cash and will no longer own shares of the Company. Such a holder will be entitled to receive cash for its public shares only if it properly demands redemption and delivers its shares (either physically or electronically) to our transfer agent prior to the special meeting of stockholders. It is a closing condition under the Row 44 Merger Agreement that we have not redeemed or otherwise are not obligated to redeem more than 15,036,667 public shares. See the section entitled “Special Meeting in Lieu of

2012 and 2013 Annual Meetings of GEAC Stockholders — Redemption Rights” beginning on page 86 for the procedures to be followed if you wish to redeem your shares for cash.

Backstop Agreements (Page 136)

Pursuant to the PAR Backstop Agreement, for each share of our common stock properly tendered for redemption, PAR has agreed to purchase a like amount of shares of our common stock for $10.00 per share, up to a maximum of 4,750,000 shares. Additionally, in the event that PAR is required to purchase fewer than 4,750,000 shares of our common stock, PAR will have the option to purchase a number of shares of our common stock equal to 4,750,000 minus the aggregate number of shares PAR is required to purchase. As the first investor to commit to a backstop investment, Row 44 will pay to PAR $11.9 million in cash at closing, which amount will reduce the consideration payable by us to Row 44 equity holders in the Row 44 Merger. PAR may assign its rights and obligations under the PAR Backstop Agreement to existing Row 44 stockholders or strategic partners in accordance with the terms of the PAR Backstop Agreement. PAR has the right to receive shares of our voting or non-voting common stock under the PAR Backstop Agreement in such proportions as PAR determines in its sole discretion.

Pursuant to the Putnam Backstop Agreement, for each share of our common stock properly tendered for redemption, Putnam has agreed to purchase a like amount of shares of our common stock for $10.00 per share, up to a maximum of 2,375,000 shares. Additionally, in the event that Putnam is required to purchase fewer than 2,375,000 shares of our common stock, Putnam will have the option to purchase a number of shares of our common stock equal to 2,375,000 minus the aggregate number of shares Putnam is required to purchase. Putnam may assign its rights and obligations under the Putnam Backstop Agreement to existing Row 44 stockholders or strategic partners in accordance with the terms of the Putnam Backstop Agreement.

If our public stockholders redeem less than 7,125,000 shares, then each of PAR and Putnam will be required to purchase only their pro rata portion of any shares to be purchased, calculated on the basis of their original commitments.

Total GEAC Shares to be Issued in the Business Combination (Page 100)

Based on the number of shares of our common stock outstanding as of December 31, 2012, and assuming that no GEAC stockholders exercise their redemption rights and we do not issue any additional shares of our capital stock pursuant to the Purchase Options or otherwise, the total number of outstanding shares of our capital stock after the closing will be approximately 60,076,799, including 22,688,508 shares issued to former Row 44 equity holders (including PAR) and 14,368,233 non-voting shares issued to PAR in consideration of the AIA Shares. Based on these assumptions, current GEAC stockholders (other than the founders) will own approximately 33%, the founders will own 7%, former equity holders of Row 44 (other than PAR and AIA) will own 17%, and PAR will own 42% of the issued and outstanding shares of our capital stock. In the event that GEAC stockholders exercise their redemption rights, the percentage of our capital stock owned by holders other than our public stockholders will increase and PAR and Putnam will purchase shares pursuant to the Backstop Agreements. For example, if the maximum number of GEAC shares is redeemed (15,036,667 shares) and we issue 7,125,000 shares to PAR and Putnam pursuant to the Backstop Agreements, then current GEAC stockholders (other than the founders) will own 8%, the founders will own 8%, former Row 44 equity holders (other than PAR and AIA) will own 20%, Putnam will own 5%, and PAR will own 59% of the issued and outstanding shares of capital stock the Company after the closing. In the event that no GEAC stockholders exercise their redemption rights, and PAR and Putnam purchase the maximum number of shares they are entitled to purchase pursuant to their Purchase Options (7,125,000 shares), then current GEAC stockholders (other than the founders) will own 30%, the founders will own 6%, former Row 44 equity holders (other than PAR and AIA) will own 15%, Putnam will own 4%, and PAR will own 45% of the issued and outstanding shares of capital stock the Company after the closing. These percentages exclude approximately 3.0 million shares of capital stock of the Company to be issued pursuant to the Row 44 Merger to AIA, which will be a majority-owned subsidiary of the Company after the consummation of the Business Combination, and which shares therefore will not be considered outstanding.

The following table illustrates these three scenarios:

	Scenario 1	Scenario 2	Scenario 3
GEAC public stockholders	33%	30%	8%
GEAC founders	7%	6%	8%
PAR	42%	45%	59%
Former Row 44 stockholders other than PAR and AIA	17%	15%	20%
Putnam	0%	4%	5%
	99%	100%	100%

Scenario 1 — Reflects the ownership percentages in a no redemption scenario. Percentages do not total 100 due to rounding.

Scenario 2 — Reflects the ownership percentages in a no redemption and exercise of the full Purchase Option scenario.

Scenario 3 — Reflects the ownership percentages in a maximum redemption scenario with the full backstop.

Board of Directors of GEAC following the Row 44 Merger (Pages 110 and 204)

The Row 44 Merger Agreement provides that effective immediately after the closing of the Row 44 Merger, the board of directors of the Company will consist of seven members, divided into three classes, with each class having a term of three years. The board will consist of one of our existing board members and one of our existing executive officers, one director who is the current Chairman of the Board of Row 44 and the Supervisory Board of AIA and an affiliate of PAR, one director who is currently the Chief Executive Officer and member of the Board of Directors of Row 44, one director who is currently Chief Executive Officer and member of the Management Board of AIA, and two directors who are not affiliates, employees or members of the boards of directors of any of GEAC, Row 44, AIA or PAR. See the sections entitled “Proposal No. 3 — Election of Directors to the Board” and “Management After The Business Combination” beginning on pages 110 and 204, respectively, for additional information.

Adoption of Second Amended and Restated Certificate of Incorporation (Page 105)

Upon the closing of the Row 44 Merger, our amended and restated certificate of incorporation will be amended promptly to:

•	change our name to Global Eagle Entertainment Inc.;
•	remove certain provisions related to our status as a blank check company;
•	provide for the issuance of non-voting shares of common stock (which will be issued in the Business Combination); and
•	make certain other changes that our board of directors deems appropriate for a public operating company.

Accounting Treatment (Page 101)

The Business Combination will be accounted for as a reverse merger of Row 44 and the Company and a concurrent acquisition of the shares of AIA. Row 44 has been determined to be the accounting acquirer based on the following evaluation of the facts and circumstances:

•	Row 44 will have the greatest enterprise value of the Companies based on the consideration paid by the Company to acquire Row 44;
•	The composition of officers of the newly Combined Company will be derived primarily of existing Row 44 executives, including the chief operating officer (principal executive officer), chief financial officer and general counsel;

•	The proposed board of directors of the Company after the Business Combination will consist of two GEAC representatives, who will be deemed to be independent following the closing under Nasdaq listing standards, one AIA representative, two Row 44 representatives, and two independent members who were not members of the respective boards of directors of any of Row 44, AIA, or GEAC. The proposed composition of the board of directors does not result in the ability of any of the companies being able to appoint, elect, or remove a majority of the board of directors. Therefore, the composition of the board of directors does not negate the evidence that Row 44 is the accounting acquirer;
•	The Company will be paying a premium over the market value of AIA’s shares prior to the public announcement of the AIA Stock Purchase Agreement, which indicates that AIA is not the accounting acquirer; and
•	The headquarters location of the Combined Company will be in the Los Angeles metropolitan area.

A preponderance of the evidence discussed above supports the conclusion that Row 44 is the accounting acquirer in the Business Combination.

Since Row 44 is determined to be the accounting acquirer in the reverse merger with the Company, the accounting for the Row 44 Merger will be similar to that of a capital infusion as the only pre-combination asset of the Company is cash held in trust. The assets and liabilities of the Company will be carried at historical cost and Row 44 will not record any step-up in basis or any intangible assets or goodwill as a result of the Row 44 Merger with the Company.

Concurrently with the Row 44 Merger, the Company will, pursuant to the AIA Stock Purchase Agreement, acquire 86% of the issued and outstanding shares of AIA held by PAR. AIA constitutes a business, with inputs, processes, and outputs. Accordingly, the acquisition of the AIA shares constitutes the acquisition of a business for purposes of Financial Accounting Standards Board’s Accounting Standard Codification 805, “Business Combinations,” or ASC 805, and due to the change in control, will be accounted for using the acquisition method.

Appraisal Rights (Page 101)

Appraisal rights are not available to our stockholders in connection with the Business Combination.

Reasons for the Business Combination (Page 96)

We were organized for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses. We have sought to capitalize on the substantial deal sourcing, investing and operating expertise of our management team to identify, acquire and operate a business in the media or entertainment sectors, although we are not limited to a particular industry or sector.

In particular, our board considered the following positive factors, although not weighted or in any order of significance:

Media and Entertainment Industry.  Row 44 and AIA are major developers, acquirers and distributors of entertainment, gaming and other media content and work closely with major and independent studios and other content producers. Accordingly, our significant operating and deal-making experience and relationships with companies in this space gives us a number of competitive advantages and may present us with a substantial number of additional business targets and relationships in this space to facilitate growth. Within the media and entertainment industry, we found the growth prospects, competitive dynamics, opportunities for consolidation, limited need for capital investment and barriers to entry of Row 44, AIA and the markets they serve to be compelling and attractive compared to other opportunities we evaluated. We believe that Row 44 and AIA have sustainable competitive advantages due to their market positions, technology and airline industry relationships.

High-Growth Markets.  Row 44 and AIA operate in fast-growing segments of developed markets and emerging international markets. AIA operates globally and has over 130 airline customers around the world for its entertainment content and applications, including airline customers whose home markets are in China,

Hong Kong, Singapore, Thailand, Korea, Australia, New Zealand, Qatar, UAE, South Africa, Italy, Netherlands, France, UK, Germany, Chile, Canada and the United States. AIA maintains offices in the United States, Canada, UK, Germany, Netherlands, UAE, India, Japan, Hong Kong, Singapore and New Zealand. Row 44’s customers under contract include airlines whose home markets are in the United States, Norway, Russia, Iceland and South Africa, with each of the non-US airlines operating a growing number of international routes throughout Europe, Asia and North America. We have extensive experience operating media businesses and leading transactions in international markets. We believe AIA has been undervalued in the German stock market and that the combined companies will benefit from central controls and substantial additional capital that will result from the transaction. We also anticipate that, over time, the shares of the combined company may achieve greater liquidity than was generally available to AIA shareholders in the German market.

Business with Revenue and Earnings Growth Potential.  Row 44 and AIA have multiple, diverse current and potential drivers of revenue and earnings growth, including but not limited to a combination of development, digital, content acquisition, programming, distribution and sales and marketing capabilities.

Companies with Potential for Strong Free Cash Flow Generation.  AIA has a history of strong, stable free cash flow and Row 44 has the potential for strong, stable cash flow after market adoption of its IPTV and portal businesses.

Experienced and Motivated Management Team.  Row 44 and AIA have management teams with significant experience in their respective industries, and all the respective managers from both companies are expected to continue with the combined organization.

Quorum and Required Vote for Stockholder Proposals (Page 83)

A quorum of GEAC stockholders is necessary to hold a valid meeting. A quorum will be present at the special meeting of stockholders if a majority of the common stock outstanding and entitled to vote at the special meeting of stockholders is represented in person or by proxy. Abstentions and broker non-votes will count as present for the purposes of establishing a quorum.

The approval of the Business Combination Proposal and the Incentive Plan Proposal requires the affirmative vote of the holders of a majority of the shares of our common stock voted at the special meeting. Accordingly, a GEAC stockholder’s failure to vote by proxy or to vote in person at the special meeting, an abstention from voting, or the failure of a GEAC stockholder who holds his or her shares in “street name” through a broker or other nominee to give voting instructions to such broker or other nominee will have no effect on the outcome of any vote on the Business Combination Proposal or the Incentive Plan Proposal.

The approval of the Certificate Proposal requires the affirmative vote of the holders of a majority of the shares of our common stock. Accordingly, a GEAC stockholder’s failure to vote by proxy or to vote in person at the special meeting, an abstention from voting, or the failure of a GEAC stockholder who holds his or her shares in “street name” through a broker or other nominee to give voting instructions to such broker or other nominee will have the same effect as a vote “AGAINST” the Certificate Proposal.

Directors are elected by a plurality of all of the votes cast by holders of shares of our common stock represented in person or by proxy and entitled to vote thereon at the special meeting. This means that the five nominees will be elected if they receive more affirmative votes than any other nominee for the same position. Stockholders may not cumulate their votes with respect to the election of directors. Abstentions and broker non-votes will have no effect on the election of directors.

The approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the shares of our common stock represented in person or by proxy and entitled to vote thereon at the special meeting. Accordingly, abstentions will have the same effect as a vote “AGAINST” the Adjournment Proposal, while the failure of a GEAC stockholder who holds his or her shares in “street name” through a broker or other nominee to give voting instructions to such broker or other nominee and shares not in attendance at the special meeting will have no effect on the outcome of any vote on the Adjournment Proposal.

No vote of the holders of any warrants issued by Company is necessary to approve the Business Combination Proposal, and we are not asking the warrant holders to vote on the Business Combination Proposal or any other proposal being considered at the special meeting.

Recommendation to GEAC Stockholders (Page 84)

Our board of directors believes that each of the Business Combination Proposal, the Certificate Proposal, the Director Election Proposal, the Incentive Plan Proposal, and the Adjournment Proposal to be presented at the special meeting is in the best interests of the Company and our stockholders, and unanimously recommends that our stockholders vote “FOR” each of the proposals.

When you consider the recommendation of our board of directors in favor of approval of the Business Combination Proposal, you should keep in mind that our directors and officers have interests in the Business Combination that are different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•	the continued right of the founders to hold our common stock following the Business Combination, subject to the lock-up agreements;
•	the continued right of the founders to hold sponsor warrants to purchase shares of our common stock;
•	the continuation of two officers of GEAC as directors (but not as officers) of the Company;
•	the repayment of loans made by, and the reimbursement of out-of-pocket expenses incurred by, certain officers or directors or their affiliates in the aggregate amount of approximately $1,000,000; and
•	the continued indemnification of current directors and officers of the Company and the continuation of directors’ and officers’ liability insurance after the Business Combination.

RISK FACTORS (Page 54)

In evaluating the proposals set forth in this proxy statement, you should carefully read this proxy statement, including the annexes, and especially consider the factors discussed in the section entitled “Risk Factors” beginning on page 54.

SELECTED HISTORICAL FINANCIAL INFORMATION OF GEAC

The following table sets forth selected historical financial information derived from GEAC’s (i) audited financial statements included elsewhere in this proxy statement as of December 31, 2011 and for the period February 2, 2011 (inception) to December 31, 2011, (ii) unaudited financial statements included elsewhere in this proxy statement as of September 30, 2012 and for the nine months ended September 30, 2012, for the period February 2, 2011 (inception) to September 30, 2011, and the period February 2, 2011 (inception) to September 30, 2012 and (iii) unaudited financial statements as of September 30, 2011 not presented in the proxy statement. Interim results are not necessarily indicative of results for the full year and historical results are not necessarily indicative of results to be expected in any future period. You should read the following selected financial information in conjunction with the section entitled “GEAC’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and GEAC’s financial statements and the related notes appearing elsewhere in this proxy statement.

	For the Period February 2, 2011 (inception) to December 31, 2011	For the Nine Months Ended September 30, 2012	For the Period February 2, 2011 (inception) to September 30, 2011	For the Period February 2, 2011 (inception) to September 30, 2012
		(Unaudited)	(Unaudited)	(Unaudited)
Statements of Operations Information(a):
Revenues	$—	$—	$—	$—
Net loss	(781,319)	(976,910)	(490,663)	(1,758,229)
Loss per share:
Basic and diluted	(0.16)	(0.18)	(0.10)	(0.34)
Weighted average number of shares outstanding:
Basic and diluted	4,990,167	5,336,181	4,881,541	5,146,605
Balance Sheet Information (at period end)(a):
Total assets	$190,112,534	$189,809,744	$190,290,010
Total debt including current maturities	—	860,909	68,220
Total long-term liabilities	6,647,375	6,647,375	6,647,375
Common stock subject to possible redemption 17,856,407, 17,758,559, and 17,885,552 shares shares (at redemption value) as of December 31, 2011, September 30, 2012, and September 30, 2011 respectively	178,278,367	177,301,453	178,574,414
Total stockholders' equity	5,000,003	5,000,007	5,000,001
Total liability and stockholders' equity	190,112,534	189,809,744	190,290,010

(a)	GEAC was incorporated on February 2, 2011 and therefore, is not presenting the information for any prior periods.

SELECTED HISTORICAL FINANCIAL INFORMATION OF ROW 44

The following table sets forth selected historical financial information derived from Row 44’s (i) audited financial statements included elsewhere in this proxy statement as of December 31, 2011 and 2010 and for the years ended December 31, 2011 and 2010, (ii) unaudited financial statements included elsewhere in this proxy statement as of September 30, 2012 and for the nine months ended September 30, 2012 and 2011 and (iii) unaudited financial statements as of September 30, 2011 not presented in the proxy statement. Interim results are not necessarily indicative of results for the full year and historical results are not necessarily indicative of results to be expected in any future period. You should read the following selected financial information in conjunction with the section entitled “Row 44’s Management’s Discussion and Analysis of Financial Conditions and Results of Operations” and Row 44’s financial statements and the related notes appearing elsewhere in this proxy statement.

	Year Ended December 31,		Nine Months Ended September 30,
	2011	2010	2012	2011
			(Unaudited)	(Unaudited)
Statements of Operations Information:
Revenues	$36,035,017	$16,062,326	$57,594,253	$22,032,920
Net loss available to common stockholders	(23,149,582)	(22,867,470)	(34,933,612)	(17,683,555)
Loss available to common stockholders per share:
Basic and diluted	(0.57)	(0.93)	(0.36)	(0.71)
Weighted average number of shares outstanding:
Basic and diluted	40,313,201	24,663,510	97,352,138	24,888,495
Balance Sheet Information (at period end):
Total assets	$20,969,790	$17,016,319	$33,190,347	$15,676,196
Total debt including accrued interest	7,405,795	79,060	56,022	70,020
Total long-term liabilities	325,535	783,933	91,962	†1,260,864
Total redeemable preferred stock	72,363,899	67,003,403	119,743,856	70,973,064
Total stockholders' deficit	(80,598,292)	(60,204,828)	(107,321,783)	(78,068,215)
Total liabilities and stockholders' deficit	20,969,790	17,016,319	33,190,347	15,676,196

SELECTED HISTORICAL CONSOLIDATED FINANCIAL INFORMATION OF AIA

The following table sets forth selected historical consolidated financial information derived from (i) AIA’s audited financial statements included elsewhere in this proxy statement as of December 31, 2011 and 2010 and for the years ended December 31, 2011, 2010 and 2009, (ii) AIA’s audited financial statements as of December 31, 2009, and as of and for the years ended December 31, 2008 and 2007 not included in this proxy statement, (iii) AIA’s unaudited financial statements included elsewhere in this proxy statement as of September 30, 2012 and 2011 and for the nine months ended September 30, 2012 and 2011, and (iv) AIA’s unaudited balance sheet as of September 30, 2011 not included in the proxy statement. Interim results are not necessarily indicative of results for the full year and historical results are not necessarily indicative of results to be expected in any future period. You should read the following selected consolidated financial information in conjunction with the section entitled “AIA’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and AIA’s financial statements and the related notes appearing elsewhere in this proxy statement.

The following selected consolidated financial information of AIA is prepared in accordance with IFRS EU. In addition, certain U.S. GAAP reconciled financial information is presented below. IFRS EU differs in certain respects from U.S. GAAP. For a summary of the principal differences between the accounting principles applied by AIA under IFRS EU and U.S. GAAP, see note 26 to AIA’s audited financial statements included elsewhere in this proxy statement.

	Year Ended December 31,					Nine Months Ended September 30,
	2011	2010	2009	2008	2007	2012	2011
	(in Euros)
						Unaudited	Unaudited
Statements of Operations Information:
Revenues	€121,579,767	€111,113,924	€108,050,822	€107,408,289	€85,105,610	€99,155,672	€89,093,946
Net income	4,406,657	5,492,612	4,712,835	6,041,885	3,327,339	4,076,826	2,716,560
Income per share
Basic	0.28	0.38	0.33	0.41	0.21	0.21	0.18
Diluted	0.28	0.38	0.32	0.41	0.21	0.21	0.18
Weighted average number of shares outstanding
Basic	15,705,759	14,500,000	14,500,000	14,749,180	15,563,153	19,098,421	15,374,716
Diluted	15,823,436	14,542,729	14,513,361	14,749,180	15,563,153	19,174,288	15,493,183
U.S. GAAP Data
Net income	€4,865,000	€4,272,000	€3,618,000	€5,155,000	€3,327,000	€2,910,568	€2,434,000
Income per share
Basic	0.31	0.29	0.25	0.35	0.21	0.15	0.16
Diluted	0.31	0.29	0.25	0.35	0.21	0.15	0.16
Balance Sheet Information (at period end):
Total assets	€116,857,328	€88,061,144	€84,521,902	€83,941,931	€59,629,190	€147,482,994	€117,173,878
Total debt including current maturities	12,676,390	6,251,911	9,090,350	11,476,225	6,630,241	11,041,459	16,224,419
Total long-term liabilities	19,244,809	7,894,983	12,725,115	17,750,134	4,127,925	15,294,393	22,825,248
Total stockholders' equity	51,108,422	41,354,089	33,299,010	26,060,763	28,132,830	81,133,948	46,648,513
Total liability and stockholders' equity	116,857,328	88,061,144	84,521,902	83,941,931	64,372,634	147,482,994	117,173,878
U.S. GAAP Data
Total stockholders' equity	€48,455,000	€38,217,000	€31,471,000	€25,323,000	€27,053,000	€76,960,000	€43,293,000

EXCHANGE RATE INFORMATION

The following table sets forth the average, high and low noon buying rates in New York City for the euro expressed as U.S. dollars per €1.00 for the past five years on an annual basis. The noon buying rate in New York City for the Euro expressed as dollars per €1.00 on January 11, 2013 was $1.3353.

	At Period End	Average(1)	High	Low
2008	1.3919	1.4695	1.6010	1.2446
2009	1.4332	1.3955	1.5100	1.2547
2010	1.3269	1.3216	1.4536	1.1959
2011	1.2973	1.4002	1.4875	1.2926
2012	1.3220	1.2312	1.3463	1.2062

(1)	The average of the applicable noon buying rates on the last day of each month during the relevant period.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The following unaudited pro forma condensed combined balance sheet as of September 30, 2012 and the unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2012 and for the year ended December 31, 2011 are based on the historical financial statements of Row 44, the Company, and AIA after giving effect to the Business Combination. The Company, Row 44, and AIA are collectively be referred to in this section herein as “the Companies.” The Companies, subsequent to the Business Combination, are referred to in this section as “the Combined Company.”

The unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2012 and for the year ended December 31, 2011 give pro forma effect to the Business Combination as if it had occurred on January 1, 2011. The unaudited pro forma condensed combined balance sheet as of September 30, 2012 assumes that the Business Combination was completed on September 30, 2012.

The unaudited pro forma condensed combined balance sheet and statement of operations as of and for the nine months ended September 30, 2012 were derived from Row 44’s unaudited condensed financial statements, the Company’s unaudited condensed financial statements, and AIA’s unaudited condensed consolidated financial statements, in each case, as of and for the nine months ended September 30, 2012.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2011 was derived from Row 44’s audited statement of operations and AIA’s audited consolidated statement of income, in each case, for the year ended December 31, 2011 and the Company’s audited statement of operations for the period from February 2, 2011 (inception) to December 31, 2011.

The Business Combination will be accounted for as a reverse merger of Row 44 and the Company and a concurrent acquisition of the shares of AIA. Row 44 has been determined to be the accounting acquirer based on evaluation of the following facts and circumstances:

•	Row 44 will have the greatest enterprise value of the Companies based on the consideration paid by the Company to acquire Row 44;
•	The composition of officers of the newly Combined Company will be derived primarily of existing Row 44 executives, including the principal executive officer, chief financial officer and general counsel;
•	The proposed board of directors of the Company after the Business Combination will consist of two GEAC representatives, who will be deemed to be independent following the closing under Nasdaq listing standards, one AIA representative, two Row 44 representatives, and two independent members who were not members of the respective boards of directors of any of Row 44, AIA, or GEAC. The proposed composition of the board of directors does not result in the ability of any of the companies being able to appoint, elect, or remove a majority of the board of directors. Therefore, the composition of the board of directors does not negate the evidence that Row 44 is the accounting acquirer;
•	The Company will pay a premium over the market value of AIA’s shares prior to the public announcement of the AIA Stock Purchase Agreement, which indicates that AIA is not the accounting acquirer; and
•	The headquarters location of the Combined Company will be in the Los Angeles metropolitan area.

A preponderance of the evidence discussed above supports the conclusion that Row 44 is the accounting acquirer in the Business Combination.

Since Row 44 is determined to be the accounting acquirer in the reverse merger with the Company, the accounting for the Row 44 Merger will be similar to that of a capital infusion as the only pre-combination asset of the Company is cash held in trust. The assets and liabilities of the Company will be carried at historical cost and Row 44 will not record any step-up in basis or any intangible assets or goodwill as a result of the Row 44 Merger.

Concurrently with the Row 44 Merger, the Company will, pursuant to the AIA Stock Purchase Agreement, acquire 86% of the issued and outstanding shares of AIA held by PAR. AIA constitutes a business, with inputs, processes, and outputs. Accordingly, the acquisition of the AIA shares constitutes the acquisition of a business for purposes of Financial Accounting Standards Board’s Accounting Standard Codification 805, “Business Combinations,” or ASC 805, and due to the change in control, will be accounted for using the acquisition method.

The Company has no specified maximum redemption threshold under its charter. It is a condition to closing under the Row 44 Merger Agreement, however, that holders of no more than 15,036,667 public shares exercise their redemption rights.

The no redemption and maximum redemption scenarios are presented in the following pro forma information as follows:

•	Assuming No Redemption: This presentation assumes that no Company stockholders exercise redemption rights with respect to their public shares for a pro rata portion of the trust account and assumes that the Company does not issue any additional shares of capital stock pursuant to the Purchase Options or otherwise.
•	Assuming Maximum Redemption: This presentation assumes that the Company stockholders holding 15,036,667 of the Company’s public shares exercise their redemption rights and that such shares are redeemed for their pro rata share ($9.97 per share) of the funds in the trust account. This maximum redemption scenario also assumes 7,125,000 shares of capital stock of the Company are purchased by PAR and Putnam via the Backstop Agreements.

The pro forma financial statements assume the PAR Backstop Agreement fee of $11.9 million is paid as of September 30, 2012. The PAR Backstop Agreement fee will be paid by Row 44 to PAR and will reduce the consideration payable by the Company to Row 44 stockholders in the Row 44 Merger. In each scenario the PAR Backstop Agreement fee is treated as an expense in the pro forma financial statements.

The following summarizes the merger consideration issuable in the Business Combination and the Company’s capital stock ownership subsequent to the Business Combination assuming the no redemption and maximum redemption scenarios:

	Assuming No Redemption	Assuming Maximum Redemption
Merger Consideration Issuable to Row 44 Equity holders
Base consideration	$250,000,000	$250,000,000
Net working capital adjustment(1)	—	—
Estimated indebtedness(2)	(56,022)	(56,022)
Backstop fee(3)	(11,875,000)	(11,875,000)
Aggregate warrant value (4)	(6,602,984)	(6,602,984)
Row 44 share repurchase(5)	—	—
	$231,465,994	$231,465,994
Shares
Closing total merger shares – issuable to Row 44 equity holders	23,146,599	23,146,599
Less: Vested portion of performance warrant	(458,091)	(458,091)
Other warrants(6) and options(7)	—	—
Closing Net Merger Shares and Row 44 Option Settlement Shares – issuable at closing to Row 44 equity holders	22,688,508	22,688,508
Shares issuable to PAR(8)	14,368,233	14,368,233
Shares issuable per the Backstop Agreements/Purchase Option	—	7,125,000
Shares held by current GEAC shareholders	23,161,585	8,124,918
Total	60,218,326	52,306,659

	Assuming No Redemption				Assuming Maximum Redemption
	Voting	Non-Voting	Total	%(9)	Voting	Non-Voting	Total	%(9)
GEAC public shareholders and warrant holders	18,992,500	—	18,992,500	33%	3,955,833	—	3,955,833	8%
GEAC founders	4,169,085	—	4,169,085	7%	4,169,085	—	4,169,085	8%
PAR(10)	9,747,477	14,368,233	24,115,710	42%	12,051,305	16,743,233	28,865,710	59%
Former Row 44 stockholders other than PAR and AIA	9,928,384	—	9,928,384	17%	9,928,384	—	9,928,384	20%
Putnam	—	—	—	0%	2,375,000	—	2,375,000	5%
Total	42,837,447	14,368,233	57,205,680	99%	32,550,780	16,743,233	49,294,013	100%

Shares
Overhang(11)
Rolled Row 44 Warrants	2,152,630
Vested portion of performance warrant	458,091
Unexercised Row 44 penny warrants(6)	—
Total Row 44 Overhang	2,610,721
GEAC Warrants(12)	26,659,167
Total Overhang	29,269,888

Assumptions

(1)	The working capital of Row 44 as of September 30, 2012 is approximately $7.0 million. However, due to the expected use of cash by the transaction close date and the fact that the working capital is targeted to be zero per the Row 44 Merger Agreement, the scenarios above assume working capital at closing to be zero.
(2)	Based on the actual indebtedness of Row 44 as of September 30, 2012.
(3)	Backstop fee is paid by Row 44 to PAR as the first investor to commit to a backstop investment.
(4)	The estimated aggregate warrant value as defined per the Row 44 Merger Agreement.
(5)	Assumes that Row 44 does not repurchase any shares of its common stock in cash, up to $13.1 million as defined under the Row 44 Merger Agreement, prior to closing.
(6)	Assumes that all Row 44 penny warrants issued as defined in the Row 44 Merger Agreement are exercised. The total number of such warrants is 66,349,741 and converts into 1,785,033 GEAC shares.
(7)	Assumes that all options issued are accelerated, vested and stock settled.
(8)	Based on a Euro conversion rate as of November 7, 2012 of 1.27655 U.S. dollars to €1.00.
(9)	Percentage calculations exclude 3,012,646 shares to be issued to AIA that will be deemed treasury stock. Percentages may not total 100 due to rounding.
(10)	Assumes PAR receives non-voting shares in exchange for its shares of AIA. Also assumes PAR receives half of its backstop in voting shares and half in non-voting shares.
(11)	Overhang represents shares that are potentially issuable subsequent to the transaction date.
(12)	Consists of 18,992,500 warrants originally sold as part of units in the Company’s initial public offering, 7,000,000 sponsor warrants that were sold to the Sponsor in a private sale simultaneously with the Company’s initial public offering, and 666,667 sponsor warrants expected to be issued to the Sponsor pursuant to the Sponsor’s conversion at closing of amounts outstanding under a convertible note issued by the Company to the Sponsor in November 2012.

Global Eagle Entertainment Inc.
Unaudited Pro Forma Condensed Combined Balance Sheet
as of September 30, 2012

Balance Sheet as of September 30, 2012	Row 44 (Historical)	GEAC (Historical)	AIA (U.S. GAAP)*	Reclassifications	Combined	Pro Forma Adjustments (Assuming no redemption)		Combined Pro Forma (Assuming no redemption)	Additional Adjustments (Assuming maximum redemption)		Combined Pro Forma (Assuming maximum redemption)
Assets
Current Assets
Cash and cash equivalents	$12,975,406	$167,307	$24,572,397	$—	$37,715,110	$189,642,437	D	$193,724,263	$(149,915,570)	O	$115,058,693
						(6,647,375)	E		47,500,000	P
						(14,250,000)	I		23,750,000	W
						(11,875,000)	Q
						(860,909)	V
Accounts receivable, net	8,200,777			31,315,832	39,516,609			39,516,609			39,516,609
Income tax receivable				4,406,170	4,406,170			4,406,170			4,406,170
Receivable from related parties				22,518	22,518			22,518			22,518
Film rights short-term				12,144,422	12,144,422			12,144,422			12,144,422
Inventories	2,842,235		14,417,320	(12,144,422)	5,115,133			5,115,133			5,115,133
Prepaid expenses				1,313,523	1,313,523			1,313,523			1,313,523
Deferred tax assets short-term				239,973	239,973			239,973			239,973
Other current assets	91,666			1,775,582	1,867,248			1,867,248			1,867,248
Prepaid and other current assets	3,569,423				3,569,423			3,569,423			3,569,423
Trade receivables			31,315,832	(31,315,832)	—			—			—
Financial assets			22,518	(22,518)	—			—			—
Current income tax assets			4,406,170	(4,406,170)	—			—			—
Other assets			3,089,105	(1,313,523)	—			—			—
				(1,775,582)
Total current assets	27,679,507	167,307	77,823,342	239,973	105,910,129	156,009,153		261,919,282	(78,665,570)		183,253,712
Deposits	653,574				653,574			653,574			653,574
Property plant, and equipment, net	4,784,099		2,276,594		7,060,693			7,060,693			7,060,693
Goodwill			50,588,637		50,588,637	(50,588,637)	M	77,825,261			77,825,261
						77,825,261	N
Customer relationships						68,400,000	L	68,400,000			68,400,000
Intangible assets, net				74,278	23,585,151	(22,227,078)	K	47,132,000			47,132,000
				22,152,800		45,773,927	L
				1,358,073
Long-term marketable securities				28,875,968	28,875,968	(26,121,021)	X	2,754,947			2,754,947

*	Represents the historical AIA financial information reconciled from IFRS EU to U.S. GAAP and translated from Euros to U.S. Dollars. See “Footnote 5. Reconciliation and Translation of AIA Financial Information” beginning on page 49.

See accompanying notes to the unaudited pro forma condensed combined financial statements.

Global Eagle Entertainment Inc.
Unaudited Pro Forma Condensed Combined Balance Sheet
as of September 30, 2012

Balance Sheet as of September 30, 2012	Row 44 (Historical)	GEAC (Historical)	AIA (U.S. GAAP)*	Reclassifications	Combined	Pro Forma Adjustments (Assuming no redemption)		Combined Pro Forma (Assuming no redemption)	Additional Adjustments (Assuming maximum redemption)	Combined Pro Forma (Assuming maximum redemption)
Notes receivable from related parties	73,167				73,167	(73,167)	Z	—		—
Deferred tax assets long-term			239,973	(239,973)	—			—		—
Other non-current assets			147,430		147,430			147,430		147,430
Film rights			74,278	(74,278)	—			—		—
Other intangible assets			23,510,873	(22,152,800)	—			—		—
				(1,358,073)
Financial assets			28,875,968	(28,875,968)	—			—		—
Investments held in trust		189,642,437			189,642,437	(189,642,437)	D	—		—
Total assets	$33,190,347	$189,809,744	$183,537,095	$—	$406,537,186	$59,356,001		$465,893,187	$(78,665,570)	$387,227,617
Liabilities and Equity
Current Liabilities
Accounts payable and accrued liabilities	$10,304,050	$—	$—	$6,569,950	$65,275,288	$—		$65,275,288	$—	$65,275,288
				46,971,154
				1,430,134
Short-term obligations				7,977,184	14,424,037			14,424,037		14,424,037
				6,446,853
Deferred revenue	5,624,986				5,624,986			5,624,986		5,624,986
Derivative liability	4,354,736				4,354,736			4,354,736		4,354,736
Income tax payable			3,947,543	648,032	4,595,575			4,595,575		4,595,575
Accrued payroll and employee benefits	378,480				378,480			378,480		378,480
Notes payable and accrued interest, net	14,060				14,060			14,060		14,060
Accrued operating expenses and accounts payable		362,687			362,687	(362,687)	V	—		—
Other liabilities			6,569,950	(6,569,950)	—			—		—
Sponsor loan		250,000			250,000	(250,000)	V	—		—
Franchise tax payable		248,222			248,222	(248,222)	V	—		—
Interest bearing loans and borrowings			6,446,853	(6,446,853)	—			—		—
Trade payable			46,971,154	(46,971,154)	—			—		—

*	Represents the historical AIA financial information reconciled from IFRS EU to U.S. GAAP and translated from Euros to U.S. Dollars. See “Footnote 5. Reconciliation and Translation of AIA Financial Information” beginning on page 49.

See accompanying notes to the unaudited pro forma condensed combined financial statements.

Global Eagle Entertainment Inc.
Unaudited Pro Forma Condensed Combined Balance Sheet
as of September 30, 2012

Balance Sheet as of September 30, 2012	Row 44 (Historical)	GEAC (Historical)	AIA (U.S. GAAP)*	Reclassifications	Combined	Pro Forma Adjustments (Assuming no redemption)		Combined Pro Forma (Assuming no redemption)	Additional Adjustments (Assuming maximum redemption)		Combined Pro Forma (Assuming maximum redemption)
Financial liabilities			1,430,134	(1,430,134)	—
Other provisions			648,032	(648,032)	—			—			—
Total current liabilities	20,676,312	860,909	66,013,666	7,977,184	95,528,071	(860,909)		94,667,162	—		94,667,162
Accrued liabilities				3,766,492	3,766,492			3,766,492			3,766,492
Other long-term liabilities	50,000			255,992	305,992			305,992			305,992
Note payable	41,962				41,962			41,962			41,962
Interest bearing loans and borrowings			7,977,184	(7,977,184)	—			—			—
Financial liabilities			3,766,492	(3,766,492)	—			—			—
Deferred underwriter compensation		6,647,375			6,647,375	(6,647,375)	E	—			—
Deferred tax liabilities			6,026,338		6,026,338	(6,183,600)	R	31,513,738			31,513,738
						31,671,000	S
Other liabilities			255,992	(255,992)	—			—			—
Total liabilities	20,768,274	7,508,284	84,039,672	—	112,316,230	17,979,116		130,295,346	—		130,295,346
Commitments and contingencies
Common stock subject to possible redemption		177,301,453			177,301,453	(177,301,453)	F	—			—
Preferred stock, $0.0001 par value; 8% cumulative, 378,853,172 shares authorized, 336,236,828 issued or outstanding	119,743,856				119,743,856	(119,743,856)	G	—			—
Stockholders' Equity
Common stock	15,662	540			16,202	(13,394)	U	4,585	(1,505)	O	3,556
						1,777	F		237	P
									239	W
Non voting common stock, $0.0001 par value						1,437	H	1,437	237	P	1,674
Treasury stock	(250,126)				(250,126)	250,126	B	(301)			(301)
						(301)	Y
Additional paid-in capital	8,018,866	6,757,696			14,776,562	13,394	U	452,966,856	(149,914,065)	O	374,302,078

*	Represents the historical AIA financial information reconciled from IFRS EU to U.S. GAAP and translated from Euros to U.S. Dollars. See “Footnote 5. Reconciliation and Translation of AIA Financial Information” beginning on page 49.

See accompanying notes to the unaudited pro forma condensed combined financial statements.

Global Eagle Entertainment Inc.
Unaudited Pro Forma Condensed Combined Balance Sheet
as of September 30, 2012

Balance Sheet as of September 30, 2012	Row 44 (Historical)	GEAC (Historical)	AIA (U.S. GAAP)*	Reclassifications	Combined	Pro Forma Adjustments (Assuming no redemption)		Combined Pro Forma (Assuming no redemption)	Additional Adjustments (Assuming maximum redemption)		Combined Pro Forma (Assuming maximum redemption)
						177,299,676	F		47,499,526	P
						143,680,893	H		23,749,761	W
						(250,126)	B
						119,743,856	G
						(1,758,229)	T
						301	Y
						(539,471)	Z
Subscriptions receivable	(906,785)				(906,785)	466,304	Z	(440,481)			(440,481)
Accumulated deficit	(114,199,400)				(114,199,400)	(11,875,000)	Q	(140,324,400)			(140,324,400)
						(14,250,000)	I
Subscribed capital			30,921,008		30,921,008	(24,126,073)	C	—			—
						(6,794,935)	X
Capital reserves			39,337,920		39,337,920	(20,463,832)	C	—			—
						(18,874,088)	X
Deficit accumulated during the development stage		(1,758,229)			(1,758,229)	1,758,229	T	—			—
Retained earnings			25,052,814		25,052,814	(25,052,814)	C	—			—
Other components of equity			4,185,681		4,185,681	(3,733,683)	C	—			—
						(451,998)	X
Non-Controlling interest					—	23,390,145	J	23,390,145			23,390,145
Total stockholders' equity	(107,321,783)	5,000,007	99,497,423	—	(2,824,353)	338,422,194		335,597,841	(78,665,570)		256,932,271
Total liabilities and stockholders' equity	$33,190,347	$189,809,744	$183,537,095	$—	$406,537,186	$59,356,001		$465,893,187	$(78,665,570)		$387,227,617

*	Represents the historical AIA financial information reconciled from IFRS EU to U.S. GAAP and translated from Euros to U.S. Dollars. See “Footnote 5. Reconciliation and Translation of AIA Financial Information” beginning on page 49.

See accompanying notes to the unaudited pro forma condensed combined financial statements.

Global Eagle Entertainment Inc.
Unaudited Pro Forma Condensed Combined Statement of Operations
for the Nine Months Ended September 30, 2012

Statement of Operations for the nine months ended September 30, 2012	Row 44 (Historical)	GEAC (Historical)	AIA (U.S. GAAP)	Reclassification	Combined	Pro Forma Adjustments (Assuming no redemption)		Combined Pro Forma (Assuming no redemption)	Additional Adjustments (Assuming maximum redemption)	Combined Pro Forma (Assuming maximum redemption)
				A
Revenues	$—	$—	$127,080,884	$(107,812,120)	$—	$—		$—	$—	$—
				(19,268,764)
Other operating income			1,445,311	(1,445,311)	—			—		—
Licensing revenues				107,812,120	107,812,120			107,812,120		107,812,120
Equipment sales	49,707,279				49,707,279			49,707,279		49,707,279
Service revenue	7,886,974			19,268,764	27,155,738			27,155,738		27,155,738
Total revenue	57,594,253	—	128,526,195	(1,445,311)	184,675,137	—		184,675,137	—	184,675,137
Cost of materials			76,178,093	(76,178,093)	—			—		—
Equipment cost of sales	46,805,636			76,178,093	138,952,474	9,470,251	B	145,887,345		145,887,345
				12,114,038		(2,535,380)	E
				2,535,380
				1,319,327
Cost of services	14,694,337				14,694,337			14,694,337		14,694,337
Gross Profit (loss)	(3,905,720)	—	52,348,102	(17,414,056)	31,028,326	(6,934,871)		24,093,455	—	24,093,455
Operating expenses
Salaries and wages	5,386,297			8,707,420	14,211,580			14,211,580		14,211,580
				117,863
Selling, general and administrative	7,298,160	984,807		11,137,534	18,552,802	1,778,063	F	20,330,865		20,330,865
				(867,699)
Research and development	2,256,748			—	6,373,765			6,373,765		6,373,765
				—
				4,117,017
Asset impairment				—	—			—		—
Other operating (income) expense			14,349,891	(11,137,534)	153,739			153,739		153,739
				—
				(1,445,311)
				(117,863)
				(1,319,327)
				(397)
				(175,720)
Depreciation, amortization and impairment losses			4,550,704	867,699	2,883,023	(1,216,479)	E	1,748,860		1,748,860
				(2,535,380)		82,316	B
Staff costs			24,938,475	(8,707,420)	—			—		—

*	Represents the historical AIA financial information reconciled from IFRS EU to U.S. GAAP and translated from Euros to U.S. Dollars. See “Footnote 5. Reconciliation and Translation of AIA Financial Information” beginning on page 49.

See accompanying notes to the unaudited pro forma condensed combined financial statements.

Global Eagle Entertainment Inc.
Unaudited Pro Forma Condensed Combined Statement of Operations
for the Nine Months Ended September 30, 2012

Statement of Operations for the nine months ended September 30, 2012	Row 44 (Historical)	GEAC (Historical)	AIA (U.S. GAAP)	Reclassification	Combined	Pro Forma Adjustments (Assuming no redemption)		Combined Pro Forma (Assuming no redemption)	Additional Adjustments (Assuming maximum redemption)	Combined Pro Forma (Assuming maximum redemption)
				A
				(4,117,017)
				(12,114,038)
Total operating costs and expenses	14,941,205	984,807	43,839,070	(17,590,173)	42,174,909	643,900		42,818,809	—	42,818,809
Income (Loss) from operations	(18,846,925)	(984,807)	8,509,032	176,117	(11,146,583)	(7,578,771)		(18,725,354)	—	(18,725,354)
Other income (expense)
Interest expense	(10,431,997)			(1,503,442)	(12,111,159)			(12,111,159)		(12,111,159)
				(175,720)
Interest income	50,110	7,897		53,630	111,637			111,637		111,637
Other income (expense)	—				—			—		—
Loss on disposal of asset	(21,097)			(397)	(21,494)			(21,494)		(21,494)
Changes in value of derivative financial instruments	247,533				247,533			247,533		247,533
Finance income			53,630	(53,630)	—			—		—
Finance costs			(1,503,442)	1,503,442	—			—		—
Total other income (expense)	(10,155,451)	7,897	(1,449,812)	(176,117)	(11,773,483)	—		(11,773,483)	—	(11,773,483)
Income (loss) before income taxes	(29,002,376)	(976,910)	7,059,220	—	(22,920,066)	(7,578,771)		(30,498,837)	—	(30.498,837)
Income tax			3,315,688		3,315,688	(1,430,577)	C	1,885,111		1,885,111
Net income (loss)	(29,002,376)	(976,910)	3,743,532	—	(26,235,754)	(6,148,194)		(32,383,948)	—	(32,383,948)
Net loss attributable to Non-Controlling interest	—	—	—		—	(87,724)	D	(87,724)		(87,724)
Net income (loss) attributable to the Company	$(29,002,376)	$(976,910)	$3,743,532	$—	$(26,235,754)	$(6,060,470)		$(32,296,224)	$—	$(32,296,224)
Net loss per common share:
Basic and diluted								$(0.56)		$(0.66)
Weighted-average shares outstanding
Basic and diluted								57,205,680		49,294,013

*	Represents the historical AIA financial information reconciled from IFRS EU to U.S. GAAP and translated from Euros to U.S. Dollars. See “Footnote 5. Reconciliation and Translation of AIA Financial Information” beginning on page 49.

See accompanying notes to the unaudited pro forma condensed combined financial statements.

Global Eagle Entertainment Inc.
Unaudited Pro Forma Condensed Combined Statement of Operations
for the Year Ended December 31, 2011

Statement of Operations for the year ended December 31, 2011	Row 44 (Historical)	GEAC (Historical)	AIA (U.S. GAAP)	Reclassification	Combined	Pro Forma Adjustments (Assuming no redemption)		Combined Pro Forma (Assuming no redemption)	Additional Adjustments (Assuming maximum redemption)	Combined Pro Forma (Assuming maximum redemption)
				A
Revenues	$—	$—	$168,704,085	$(54,124,843)	$—	$—		$—	$—	$—
				(114,579,242)
Other operating income			1,298,784	(1,298,784)	—			—		—
Licensing revenue				114,579,242	114,579,242			114,579,242		114,579,242
Service revenue	3,182,188			54,124,843	57,307,031			57,307,031		57,307,031
Equipment sales	32,852,829				32,852,829			32,852,829		32,852,829
Total revenue	36,035,017	—	170,002,869	(1,298,784)	204,739,102	—		204,739,102	—	204,739,102

Changes in inventories of goods and work in progress			236,156	(236,156)	—			—		—
Cost of materials			101,445,283	(101,445,283)	—			—		—
Cost of goods sold	29,343,601			101,445,283	156,370,865	12,627,000	B	166,568,312		166,568,312
				236,156		(2,429,553)	E
				20,949,212
				1,967,060
				2,429,553
Cost of services	8,089,437				8,089,437			8,089,437		8,089,437
Gross Profit (loss)	(1,398,021)	—	68,321,430	(26,644,609)	40,278,800	(10,197,447)		30,081,353	—	30,081,353
Operating expenses
Salaries and wages	5,725,083			15,940,880	22,218,539			22,218,539		22,218,539
				552,576
Selling, general and administrative	6,980,663	789,360		10,291,993	17,137,178	2,370,750	F	19,507,928		19,507,928
				(924,838)

Research and development	3,392,101			1,197,125	5,142,852			5,142,852		5,142,852
				441,220
				112,406
Other operating (income) expense			14,695,465	(10,291,993)	261,356			261,356		261,356

*	Represents the historical AIA financial information reconciled from IFRS EU to U.S. GAAP and translated from Euros to U.S. Dollars. See “Footnote 5. Reconciliation and Translation of AIA Financial Information” beginning on page 49.

See accompanying notes to the unaudited pro forma condensed combined financial statements.

Global Eagle Entertainment Inc.
Unaudited Pro Forma Condensed Combined Statement of Operations
for the Year Ended December 31, 2011

Statement of Operations for the year ended December 31, 2011	Row 44 (Historical)	GEAC (Historical)	AIA (U.S. GAAP)	Reclassification	Combined	Pro Forma Adjustments (Assuming no redemption)		Combined Pro Forma (Assuming no redemption)	Additional Adjustments (Assuming maximum redemption)	Combined Pro Forma (Assuming maximum redemption)
				A
				(112,406)
				(552,576)
				(197,148)
				(1,967,060)
				(1,298,784)
				(14,142)
Asset impairment				636,447	636,447			636,447		636,447
Depreciation and amortization			5,493,846	(2,429,553)	2,911,464	(843,388)	E	2,177,831		2,177,831
				(441,220)		109,755	B
				924,838
				(636,447)
Staff costs			38,087,217	(15,940,880)	—			—		—
				(1,197,125)
				(20,949,212)
Total operating expenses	16,097,847	789,360	58,276,528	(26,855,899)	48,307,836	1,637,117		49,944,953	—	49,944.953
Loss from operations	(17,495,868)	(789,360)	10,044,902	211,290	(8,029,036)	(11,834,564)		(19,863,600)	—	(19,863,600)
Other income (expense)
Interest expense	(286,261)			(1,009,464)	(1,492,873)			(1,492,873)		(1,492,873)
				(197,148)
Interest income	53,442	8,041		57,567	119,050			119,050		119,050
Loss on disposal of assets	(60,491)			(14,142)	(74,633)			(74,633)		(74,633)
Other income	92				92			92		92
Finance income			57,567	(57,567)	—			—		—
Finance costs			(1,009,464)	1,009,464	—			—		—
Total other income (expense)	(293,218)	8,041	(951,897)	(211,290)	(1,448,364)	—		(1,448,364)	—	(1,448,364)
Income (loss) before income taxes	(17,789,086)	(781,319)	9,093,005	—	(9,477,400)	(11,834,564)		(21,311,964)	—	(21,311,964)
Income tax			2,346,041		2,346,041	(2,493,102)	C	(147,061)		(147,061)
Net income (loss)	(17,789,086)	(781,319)	6,746,964	—	(11,823,441)	(9,341,462)		(21,164,903)	—	(21,164,903)
Net loss attributable to Non-Controlling interest	—	—	—		—	(31,325)	D	(31,325)		(31,325)
Net income (loss) attributable to the Company	$(17,789,086)	$(781,319)	$6,746,964	$—	$(11,823,441)	$(9,310,137)		$(21,133,578)	$—	$(21,133,578)

Net loss per common share:
Basic and diluted								$(0.37)		$(0.43)

Weighted-average shares outstanding
Basic and diluted								57,205,680		49,294,013

*	Represents the historical AIA financial information reconciled from IFRS EU to U.S. GAAP and translated from Euros to U.S. Dollars. See “Footnote 5. Reconciliation and Translation of AIA Financial Information” beginning on page 49.

See accompanying notes to the unaudited pro forma condensed combined financial statements.

1. Description of the Business Combination and Basis of Presentation

Description of the Business Combination

The Row 44 Merger Agreement provides for the combination of the Company and Row 44 through a merger of GEAC Merger Sub (a newly formed wholly owned subsidiary of the Company) with and into Row 44, whereby Row 44 will become a wholly owned subsidiary of the Company. As a result of the Row 44 Merger, former equity holders of Row 44 will become stockholders of the Company. Concurrently with the closing of the Row 44 Merger, the Company will acquire a controlling interest in AIA from PAR pursuant to the AIA Stock Purchase Agreement, consisting of 20,464,581 shares of AIA, or approximately 86% of the issued and outstanding shares of AIA. After consummation of the Business Combination, approximately 14% of the issued and outstanding shares of AIA will be held by stockholders other than the Company, and AIA’s shares will continue to be traded on the Frankfurt Stock Exchange Xetra.

Pursuant to the Row 44 Merger Agreement, upon the effectiveness of the Row 44 Merger, all shares of capital stock (including common and preferred stock) of Row 44 then outstanding will be converted into the right to receive shares of common stock of the Company (collectively, the Closing Net Merger Shares), and all options to purchase common stock of Row 44 will be net stock settled for shares of common stock of the Company (collectively, the Row 44 Option Settlement Shares). The aggregate number of Closing Net Merger Shares and Row 44 Option Settlement Shares, taken together, to be issued at closing of the Row 44 Merger is calculated by (a) dividing (i) $250.0 million, (A) plus or minus any estimated working capital surplus or deficit at closing, as applicable, (B) minus the estimated indebtedness of Row 44 at closing, including (1) the amount of $11.9 million payable to PAR under the Backstop Fee Agreement and (2) any obligations of Row 44 under any note or other agreement to repurchase shares of capital stock of Row 44 (which in the aggregate may not exceed $13.1 million) and (C) minus the aggregate Black-Scholes value of certain warrants of Row 44 being assumed by the Company at closing, by (ii) $10.00, and then (b) subtracting the number of shares of common stock of the Company into which (i) the vested portion of a certain performance warrant of Row 44 and (ii) any unexercised Row 44 penny warrants will be exercisable from and after the Row 44 Merger. The Company currently expects to issue at closing 22,546,981 shares of GEAC common stock to the Row 44 equity holders (valued at approximately $225.5 million based on a price per share of GEAC common stock of $10.00 pursuant to the terms of the Row 44 Merger Agreement), to pay approximately $12.0 million of Row 44 indebtedness (including the amount payable to PAR pursuant to the Backstop Fee Agreement) and to assume certain Row 44 warrants.

Ten percent (10%) of the Closing Net Merger Shares will be placed in escrow to secure (1) any post-closing purchase price adjustment due to the Company from Row 44 pursuant to the terms of the Row 44 Merger Agreement and (2) Row 44’s indemnification obligations under the Row 44 Merger Agreement. Any shares in escrow which are not subject to pending claims as of the date 18 months after the closing will be released to the Row 44 stockholders. No portion of the Row 44 Option Settlement Shares will be placed in or subject to escrow.

In addition to the Company shares to be issued in respect of Row's outstanding shares of capital stock and options, as a result of the Row 44 Merger the Company will be assuming all outstanding warrants of Row 44, other than those penny warrants of Row 44 which are exercised prior to closing.

If the Company’s public stockholders exercise their right to redeem shares of the Company’s common stock in connection with the Business Combination, PAR and Putnam have separately agreed to purchase from the Company at the closing a number of shares of the Company’s common stock equal to the number of shares redeemed, at a purchase price of $10.00 per share, up to a maximum of 4,750,000 shares for PAR and 2,375,000 shares for Putnam. These agreements are referred to as the “Backstop Agreements.” If the Company’s public stockholders redeem less than 7,125,000 shares in the aggregate, then each of PAR and Putnam will be required to purchase only their pro rata portion of any shares to be purchased, calculated on the basis of their original commitments. Additionally, if the Company’s public stockholders redeem less than 7,125,000 shares, then each of PAR and Putnam will have the option to purchase from the Company at the closing a number of shares of the Company’s common stock equal to their respective original commitment minus the number of shares PAR and Putnam, as applicable, are required to purchase pursuant to their respective Backstop Agreements. The shares of the Company’s common stock that PAR will receive pursuant to the PAR Backstop Agreement and the Purchase Option may be divided between shares of voting and non-voting common stock in such proportion as PAR determines in its sole discretion. As the first investor to commit to a backstop investment, Row 44 will pay to PAR $11.9 million in cash at closing.

Pursuant to the terms of the AIA Stock Purchase Agreement, the Company will purchase AIA Shares from PAR for a $143.7 million purchase price consisting of 14,368,233 shares of the Company non-voting common stock.

Basis of Presentation

The Business Combination will be accounted for as a reverse merger of Row 44 and the Company and a concurrent acquisition of the shares of AIA. Row 44 has been determined to be the accounting acquirer based on the following evaluation of the facts and circumstances:

•	Row 44 will have the greatest enterprise value of the Companies based on the consideration paid by the Company;
•	The composition of officers of the newly Combined Company will be derived primarily of existing Row 44 executives, including the chief operating officer (principal executive officer), chief financial officer and general counsel;
•	The proposed board of directors of the Company after the Business Combination will consist of two GEAC representatives, who will be deemed to be independent following closing under Nasdaq listing standards, one AIA representative, two Row 44 representatives, and two independent members who were not members of the respective boards of directors of any of Row 44, AIA, or GEAC. The proposed composition of the board of directors does not result in the ability of any of the companies being able to appoint, elect, or remove a majority of the board of directors. Therefore, the composition of the board of directors does not negate the evidence that Row 44 is the accounting acquirer;
•	The Company will be paying a premium over the market value of the AIA issued and outstanding shares prior to the public announcement of the AIA Stock Purchase Agreement, which indicates that AIA is not the accounting acquirer; and
•	The headquarters location of the Combined Company will be in the Los Angeles metropolitan area.

A preponderance of the evidence discussed above supports the conclusion that Row 44 is the accounting acquirer in the Business Combination.

Since Row 44 is determined to be the accounting acquirer in the reverse merger with the Company, the accounting for the Row 44 Merger will be similar to that of a capital infusion as the only pre-combination asset of the Company is cash held in trust. The assets and liabilities of the Company will be carried at historical cost and Row 44 will not record any step-up in basis or any intangible assets or goodwill as a result of the Row 44 Merger.

Concurrently with the Row 44 Merger, the Company will, pursuant to the AIA Stock Purchase Agreement, acquire 86% of the issued and outstanding shares of AIA held by PAR. AIA constitutes a business, with inputs, processes, and outputs. Accordingly, the acquisition of the AIA shares constitutes the acquisition of a business for purposes of Financial Accounting Standards Board’s Accounting Standard Codification 805, “Business Combinations,” or ASC 805, and due to the change in control, will be accounted for using the acquisition method.

Under the acquisition method, the acquisition-date fair value of the gross consideration transferred to affect the AIA Purchase Agreement, as described in Note 4, is allocated to the assets acquired, the liabilities assumed, and noncontrolling interest based on their estimated fair values. Management of the Combined Company has made significant estimates and assumptions in determining the preliminary allocation of the gross consideration transferred in the unaudited pro forma condensed combined financial statements. As the unaudited pro forma condensed combined financial statements have been prepared based on these preliminary estimates, the final amounts recorded may differ materially from the information presented.

Under ASC 805, acquisition-related costs (such as advisory, legal, valuation, other professional fees) that are not expected to recur are expensed. Row 44, the Company, and AIA expect to incur total acquisition-related costs of $20.9 million.

The unaudited pro forma condensed combined balance sheet as of September 30, 2012 assumes the Business Combination was completed on September 30, 2012. The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2011, and the unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2012 assume the Business Combination was completed on January 1, 2011. The unaudited pro forma condensed combined financial statements are based on the historical consolidated financial statements of the Companies and related adjustments.

The unaudited pro forma condensed combined financial statements do not give effect to any anticipated synergies, operating efficiencies or cost savings that may be associated with the business combination. Certain reclassification adjustments have been made in the unaudited pro forma condensed combined financial statements to conform the Company’s and AIA’s historical basis of presentation to that of Row 44’s.

The AIA financial statements used to prepare the pro forma adjustments were converted from International Financial Reporting Standards (“IFRS”) as adopted by the EU to United States generally accepted accounting principles (“U.S. GAAP”).

The pro forma adjustments are based on the information currently available. The assumptions and estimates underlying the pro forma adjustments are described in the accompanying notes. In accordance with ASC 805, any subsequent changes to the allocation of consideration transferred that result in material changes to the consolidated financial statements during the measurement period will be adjusted retrospectively.

The unaudited pro forma condensed combined statements of operations are not necessarily indicative of what the actual results of operations would have been had the Business Combination taken place on the date indicated, nor are they indicative of the future consolidated results of operations of the Combined Company. They should be read in conjunction with the historical consolidated financial statements and notes thereto of the Companies.

2. Accounting Policies

Upon consummation of the Business Combination, Row 44 will complete a detailed review of the Company and AIA accounting policies. As a result of that review, Row 44 may identify differences between the accounting policies among the Companies that, when conformed, could have a material impact on the consolidated financial statements of the Combined Company.

3. Adjustments to Unaudited Pro Forma Combined Financial Statements

The unaudited pro forma condensed combined financial information has been prepared to illustrate the effect of the Business Combination and has been prepared for informational purposes only. The unaudited pro forma condensed combined financial information is based upon the historical consolidated financial statements of the Companies and should be read in conjunction with their historical financial statements.

The historical consolidated financial statements have been adjusted in the unaudited pro forma condensed combined financial information to give effect to pro forma events that are (1) directly attributable to the Business Combination, (2) factually supportable, and (3) with respect to the statements of operations, expected to have a continuing impact on the results of the Combined Company.

There were no significant intercompany balances or transactions between the Companies as of the dates and for the periods of these unaudited pro forma combined financial statements.

The pro forma combined consolidated provision for income taxes does not necessarily reflect the amounts that would have resulted had the Companies filed consolidated income tax returns during the periods presented.

The pro forma basic and diluted earnings per share amounts presented in the unaudited pro forma condensed combined consolidated statements of operations are based upon the number of the Company’s shares outstanding, assuming the transaction occurred on January 1, 2011.

Adjustments to Unaudited Pro Forma Combined Balance Sheet

The pro forma adjustments included in the unaudited pro forma condensed combined balance sheet as of September 30, 2012 are as follows:

A.	Reflects the reclassification of AIA amounts to present financial information of the Combined Company in conformity with the presentation and format of Row 44.
B.	To remove the historical treasury stock of Row 44.
C.	To remove the historical equity accounts of AIA.
D.	Reflects the reclassification of $189.6 million of cash and cash equivalents held in the GEAC trust account that become available for transaction consideration, transaction expenses, redemption of public shares and the operating activities of the Company following the Business Combination.
E.	Reflects the payment of $6.6 million of deferred underwriters' compensation which was charged to capital at the time of Global Eagle’s initial public offering of its shares of common stock but not payable until the consummation of Business Combination.
F.	Reflects the reclassification of common stock subject to possible redemption to permanent equity.
G.	Reflects the exercise/conversion of preferred stock to common stock per the Row 44 Merger Agreement upon the consummation of the Business Combination.
H.	Reflects the issuance of shares to purchase 86% of the AIA outstanding shares held by PAR.
I.	Reflects the adjustment to record the estimated cash payments related to acquisition related costs.
J.	Reflects the recording of the 14% AIA non-controlling interest.
K.	To eliminate AIA's historical intangible assets.
L.	To record the estimated fair value of AIA's intangible assets.
M.	To eliminate AIA's historical goodwill.
N.	To record goodwill for the excess purchase price of AIA over the fair value of assets acquired and liabilities assumed.
O.	Reflects the maximum redemption of 15,036,667 shares of GEAC for $149.9 million ($9.97 per share).
P.	Reflects the mandatory exercise of the PAR Backstop Agreement and assumes that PAR will purchase 2,375,000 shares of common stock and 2,375,000 shares of non-voting common stock of GEAC for $47.5 million.
Q.	Reflects the payment of $11.9 million to PAR in association with the Backstop Agreement.
R.	Reflects the elimination of historical AIA deferred tax liabilities related to the historical intangibles.
S.	Reflects the recognition of deferred tax liabilities related to the step-up of intangibles during purchase accounting for the purchase of the AIA shares.
T.	Reflects the elimination of GEAC deficit accumulated during the development stage.
U.	Reflects the re-capitalization of common stock of Row 44.
V.	Reflects the payment of accrued liabilities, accounts payable, Sponsor loan and franchise tax payable of GEAC at closing.
W.	Reflects the mandatory exercise of the Putnam Backstop Agreement whereby Putnam will purchase 2,375,000 shares of GEAC common stock for $23.8 million.

X.	Reflects the consolidation adjustment to eliminate AIA’s investment in 2,943,669 shares of Global Eagle Entertainment Inc. stock, per ASC 810.
Y.	To present the recording of treasury stock related to AIA’s 2,943,669 shares held in Global Eagle Entertainment Inc.
Z.	To present the effect of settlement of a portion of subscription receivable and notes receivable from related parties through the repurchase of common stock.

Adjustments to Unaudited Pro Forma Combined Statements of Operations

The pro forma adjustments included in the unaudited pro forma condensed statement of operations for the nine months ended September 30, 2012 are as follows:

A.	Reflects the reclassification of AIA amounts to present financial information of the combined entity in conformity with the presentation and format of Row 44.
B.	Reflects amortization expense associated with the step-up of definite lived intangibles in purchase accounting of AIA.
C.	Reflects the adjustment to record the provision for tax expense on pretax adjustments.

D.  Reflects the income attributable to the non-controlling interest.

E.	Reflects amortization expense associated with historical intangibles eliminated as a result of AIA purchase accounting.
F.	The pro forma adjustment reflects a stock compensation charge related to options granted to employees as a direct result of the Business Combination.

The pro forma adjustments included in the unaudited pro forma condensed statement of operations for the year ended December 31, 2011 are as follows:

A.	Reflects the reclassification of AIA amounts to present financial information of the combined entity in conformity with the presentation and format of Row 44.
B.	Reflects amortization expense associated with the step-up of definite lived intangibles in purchase accounting of AIA.

C.  Reflects the adjustment to record the provision for tax expense on pretax adjustments.

D.  Reflects the income attributable to the non-controlling interest.

E.	Reflects amortization expense associated with historical intangibles eliminated as a result of AIA purchase accounting.
F.	The pro forma adjustment reflects a stock compensation charge related to options granted to employees as a direct result of the Business Combination.

4. AIA Stock Purchase Agreement and Estimated Fair Value of Assets Acquired and Liabilities Assumed

The total gross consideration to be transferred, or anticipated to be transferred, pursuant the AIA Stock Purchase Agreement to acquire 86% of the issued and outstanding shares of AIA currently owned by PAR is $143.7 million.

The preliminary allocation of the consideration to the tangible and definite-lived intangible assets acquired, liabilities assumed, and noncontrolling interest is based on various preliminary estimates. Since these unaudited pro forma condensed combined financial statements have been prepared based on preliminary estimates the actual amounts recorded for the acquisition may differ from the information presented.

Allocation of Consideration
Cash and cash equivalents	$24,572,397
Inventories	14,417,320
Trade receivables	31,315,832
Financial assets	22,518
Current income tax assets	4,406,170
Other assets	3,089,105
Total current assets	77,823,342
Property plant, and equipment, net	2,276,594
Customer relationships	68,400,000
Definite-lived intangible assets	47,132,000
Deferred tax assets long-term	239,973
Other non-current assets	147,430
Financial assets (excluding AIA investment in Row 44)	2,754,947
Total identifiable assets acquired	198,774,286
Current liabilities	66,013,666
Deferred tax liabilities and other non-current liabilities	43,513,406
Net identifiable assets acquired	89,247,214
Goodwill	77,825,261
Net assets acquired	167,072,475
Noncontrolling interest	(23,390,145)
Total gross consideration	$143,682,330

Details of acquired definite-lived intangibles are as follows:

	Fair Value	Useful life
Customer relationships	$68,400,000	9
Existing technology	37,800,000	9
Tradenames	7,900,000	10
Film rights	74,000	2
Non-competition agreements	1,358,000	*
Total definite-lived intangibles	$115,532,000
Weighted average life of definite-lived intangibles		9
*	The non-competition agreements are to be amortized over the lives of the respective agreements.

The amortization of the definite-lived identifiable intangible assets for the first five years after acquisition and thereafter is as follows:

Amortization Expense
2012 (from September 30, 2012)	$3,184,189
2013	12,736,755
2014	12,709,005
2015	12,699,755
2016	13,239,237
2017	12,969,496
Thereafter	47,993,563
Total future amortization	$115,532,000

Definite-lived intangible assets — Customer relationships represent existing contractual relationships with airline customers. Existing technology relates to the software and games that are developed and licensed by AIA. Tradenames are the names that AIA owns and utilizes. Non-competition agreements relate to contracts entered into with certain individuals related to historical business acquisitions undertaken by AIA. All of the definite-lived intangible assets will be amortized on a straight-line basis over their estimated useful lives which the Combined Company management believes are the best representations of their expected impact on related cash flows. The estimated useful lives of customer relationships, existing technology, and film rights were based on the relative contributions of the cash flows over the forecast used to determine the fair value of the asset. The estimated useful life of tradenames was based on the historical operating life of AIA as well as the fact that its key customer relationships and technology assets tended to have relatively long useful lives.

To estimate the fair value of the customer relationships and existing technology, the Combined Company management applied the income approach. The key inputs are: (i) the projected revenue and earnings generated by the asset; (ii) the expected life of the asset; (iii) a discount rate of 26% that reflects the level of risk associated with receiving future cash flow; and (iv) effective tax rates ranging from 26% to 45%. The estimated discount rate is what management of the Combined Company believes to be a reasonable rate of return that a market participant would expect to receive from a similar asset.

To estimate the fair value of the tradename, management applied the royalty savings method. The method is a variation of the income approach. It is used to estimate the cost savings that accrue to the owner of an intangible asset who would otherwise have to pay royalties or license fees on revenues earned through the use of the asset. The royalty rate is tax affected and then applied to the projected revenue over the expected remaining life of the intangible asset to estimate the royalty savings. The net after-tax royalty savings is then discounted at 26%. Management of the Combined Company estimated the after-tax royalty rate for the tradename to be approximately 1.0% based on the profit split method.

The acquisition will be treated for tax purposes as a non-taxable transaction and, as such, the historical tax bases of the acquired assets and assumed liabilities, net operating losses, and other tax attributes of AIA will carryover. As a result, no new tax-deductible goodwill will be created in connection with the acquisition as there is no step-up to fair value of the underlying tax bases of the acquired net assets. Acquisition accounting includes the establishment of net deferred tax assets and liabilities resulting from book-tax basis differences related to assets acquired and liabilities assumed on the date of acquisition.

Goodwill — Approximately $77.8 million has been allocated to goodwill. Goodwill represents the excess of the gross consideration transferred over the fair value of the underlying net tangible and identifiable definite-lived intangible assets acquired.

Qualitative factors that contribute to the recognition of goodwill include certain intangible assets that are not recognized as separate identifiable intangible assets apart from goodwill. Intangible assets not recognized apart from goodwill consist primarily of the assembled workforces at AIA.

In accordance with ASC Topic 350, Goodwill and Other Intangible Assets, goodwill will not be amortized, but instead will be tested for impairment at least annually or more frequently if certain indicators are present. In the event management of the Combined Company determines that the value of goodwill has become impaired, an accounting charge for the amount of impairment during the quarter in which the determination is made may be recognized.

5. Reconciliation and Translation of Historical AIA Financial Information

The AIA audited and unaudited financial information was prepared in accordance with IFRS as adopted by the EU. The following schedules convert AIA financial information from IFRS as adopted by the EU to U.S. GAAP and are translated from Euros into U.S. Dollars, only for purposes of the unaudited pro forma condensed financial statements.

AIA Unaudited U.S. GAAP Balance Sheet As of September 30, 2012

	AIA (Euros)	Translation Rate	AIA (U.S. $)	Conversion Adjustments	AIA (U.S. $) US GAAP
Non-current assets
Intangible assets:
Goodwill	39,125,009	1.293	50,588,637		50,588,637
Film rights	57,446	1.293	74,278		74,278
Other intangible assets	22,788,999	1.293	29,466,176	(5,955,303)	23,510,873
Property, plant and equipment
Land and buildings	170,982	1.293	221,080		221,080
Operating and office equipment	1,589,725	1.293	2,055,514		2,055,514
Financial assets	23,372,548	1.293	30,220,705	(1,344,737)	28,875,968
Deferred tax assets	179,829	1.293	232,519	7,454	239,973
Other long-term assets		1.293	—	147,430	147,430
Total non-current assets	87,284,538	1.293	112,858,909	(7,145,156)	105,713,753
Current assets
Inventories	11,150,286	1.293	14,417,320		14,417,320
Trade receivables	24,219,515	1.293	31,315,832		31,315,832
Financial assets	17,415	1.293	22,518		22,518
Current income tax benefits	3,407,711	1.293	4,406,170		4,406,170
Cash and equivalents	19,004,174	1.293	24,572,397		24,572,397
Other assets	2,399,355	1.293	3,102,365	(13,260)	3,089,105
Total current assets	60,198,456	1.293	77,836,602	(13,260)	77,823,342
		1.293
Total assets	147,482,994	1.293	190,695,511	(7,158,416)	183,537,095
Equity attributable to the equity holders of the parent
Subscribed capital	23,914,159	1.293	30,921,008		30,921,008
Capital reserves	30,423,759	1.293	39,337,920		39,337,920
Retained earnings	23,284,255	1.293	30,106,542	(5,053,728)	25,052,814
Other components of equity	3,511,775	1.293	4,540,725	(355,044)	4,185,681
Total equity	81,133,948	1.293	104,906,195	(5,408,772)	99,497,423
Non-current liabilities
Interest bearing loans and borrowings	6,055,494	1.293	7,829,754	147,430	7,977,184
Financial liabilities	2,912,987	1.293	3,766,492		3,766,492
Other liabilities	197,983	1.293	255,992		255,992
Deferred tax liabilities	6,127,929	1.293	7,923,412	(1,897,074)	6,026,338
Total non-current liabilities	15,294,393	1.293	19,775,650	(1,749,644)	18,026,006
Current liabilities
Interest bearing loans and borrowings	4,985,965	1.293	6,446,853		6,446,853
Trade payables	36,327,265	1.293	46,971,154		46,971,154
Income tax payable	3,053,011	1.293	3,947,543		3,947,543
Other provisions	501,185	1.293	648,032		648,032
Financial liabilities	1,106,059	1.293	1,430,134		1,430,134
Other liabilities	5,081,168	1.293	6,569,950		6,569,950
Total current liabilities	51,054,653	1.293	66,013,666	—	66,013,666
Total equity and liabilities	147,482,994	1.293	190,695,511	(7,158,416)	183,537,095

AIA Unaudited U.S. GAAP Income Statement for Nine Months Ended September 30, 2012

	AIA (Euros)	Translation Rate	AIA (U.S. $)	Conversion Adjustments	AIA (U.S. $) US GAAP
Revenue	99,155,672	1.2816	127,080,884		127,080,884
Other operating income	1,127,713	1.2816	1,445,311		1,445,311
Changes in inventories of goods and work in progress	—	1.2816	—		—
Cost of materials	60,369,996	1.2816	77,371,998	(1,193,905)	76,178,093
Staff costs	18,085,518	1.2816	23,178,943	1,759,532	24,938,475
Depreciation, amortization and impairment losses	3,550,716	1.2816	4,550,704		4,550,704
Other operating expenses	9,947,793	1.2816	12,749,390	1,600,501	14,349,891
Income from operating activities	8,329,362	1.2816	10,675,160	(2,166,128)	8,509,032
Finance income	41,844	1.2816	53,630		53,630
Finance costs	(1,188,860)	1.2816	(1,523,679)	20,237	(1,503,442)
Earnings before income taxes	7,182,346	1.2816	9,205,111	(2,145,891)	7,059,220
Income taxes	3,105,520	1.2816	3,980,128	(664,440)	3,315,688
Net income	4,076,826	1.2816	5,224,983	(1,481,451)	3,743,532

AIA Unaudited U.S. GAAP Income Statement for the Year Ended December 31, 2011

	AIA (Euros)	Translation Rate	AIA (U.S. $)	Conversion Adjustments	AIA (U.S. $) US GAAP
Revenue	121,579,767	1.3876	168,704,085		168,704,085
Other operating income	935,993	1.3876	1,298,784		1,298,784
Changes in inventories of goods and work in progress	170,190	1.3876	236,156		236,156
Cost of materials	73,405,629	1.3876	101,857,650	(412,367)	101,445,283
Staff costs	27,448,268	1.3876	38,087,217		38,087,217
Depreciation, amortization and impairment losses	3,959,243	1.3876	5,493,846		5,493,846
Other operating expenses	10,989,134	1.3876	15,248,522	(553,057)	14,695,465
Income from operating activities	6,543,296	1.3876	9,079,478	965,424	10,044,902
Finance income	122,181	1.3876	169,539	(111,972)	57,567
Finance costs	(767,927)	1.3876	(1,065,576)	56,112	(1,009,464)
Earnings before income taxes	5,897,551	1.3876	8,183,441	909,564	9,093,005
Income taxes	1,490,893	1.3876	2,068,763	277,278	2,346,041
Net income for the year	4,406,657	1.3876	6,114,678	632,286	6,746,964

COMPARATIVE SHARE INFORMATION

The following table sets forth historical comparative share information for Row 44, GEAC and AIA and unaudited pro forma combined share information after giving effect to the Business Combination, assuming (i) that no holders of public shares exercise their redemption rights and (ii) that holders of 15,036,667 public shares exercise their redemption rights and PAR and Putnam purchase an aggregate of 7,125,000 shares of GEAC pursuant to the Backstop Agreements. The historical information should be read in conjunction with “Selected Historical Financial Data of Row 44,” “Selected Historical Financial Data of GEAC” and “Selected Consolidated Historical Financial Data of AIA” included elsewhere in this proxy statement and the historical financial statements of Row 44, GEAC and AIA included elsewhere in this proxy statement. The unaudited pro forma combined share information is derived from, and should be read in conjunction with, the unaudited pro forma condensed combined financial information and related notes included elsewhere in this proxy statement.

The unaudited pro forma combined share information does not purport to represent what the actual results of operations of Row 44, GEAC and AIA would have been had the Business Combination been completed or to project Row 44, GEAC and AIA's results of operations that may be achieved after the Business Combination. The unaudited pro forma book value per share information below does not purport to represent what the value of Row 44, GEAC and AIA would have been had the Business Combination been completed nor the book value per share for any future date or period.

	Row 44 (Historical)	GEAC (Historical)	AIA (Historical)	Pro Forma Assuming No Redemption	Pro Forma Assuming Maximum Redemption
				(Unaudited)	(Unaudited)
As of and for the Nine Month Period Ended September 30, 2012 (Unaudited)
Book value (deficit) per share(a)	$(0.69)	$0.93	€3.39	$5.87	$5.22
Shares outstanding (including redeemable stock)(c)	156,616,342	5,403,026	23,914,159	57,133,130	49,221,463
Basic and diluted earnings (loss attributable to common stock) per share(c)	$(0.36)	$(0.18)	€0.21	$(0.57)	$(0.66)
As of and for the Year Ended December 31, 2011(b)
Book value (deficit) per share(a)	$(0.94)	$0.94	€3.06	N/A	N/A
Shares outstanding (including redeemable stock)(c)	86,084,342	5,305,178	16,688,091	57,133,130	49,221,463
Basic and diluted earnings (loss attributable to common stock) per share(c)	$(0.57)	$(0.16)	€0.28	$(0.37)	$(0.43)

(a)	Book value per share is calculated using the following formula: Book value per share = (Total Shareholders’ Equity excluding Preferred Equity)/Total Outstanding Shares)
(b)	For GEAC the financial information is for the period from February 2, 2011 (inception) through December 31, 2011.
(c)	The shares outstanding and basic and diluted earnings (loss) per share calculation for GEAC excludes shares subject to possible redemption.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

We make forward-looking statements in this proxy statement. These forward-looking statements relate to outlooks or expectations for earnings, revenues, expenses or other future financial or business performance, strategies or expectations, or the impact of legal or regulatory matters on business, results of operations or financial condition. Specifically, forward-looking statements may include statements relating to:

•	the benefits of the Business Combination;
•	the future financial performance of the Company following the Business Combination;
•	changes in the market for Row 44 or AIA products and services;
•	expansion plans and opportunities; and
•	other statements preceded by, followed by or that include the words “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” or similar expressions.

These forward-looking statements are based on information available to as of the date of this proxy statement, and current expectations, forecasts and assumptions, and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing GEAC’s views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

You should not place undue reliance on these forward-looking statements in deciding how to grant your proxy or instruct how your vote should be cast or vote your shares on the proposals set forth in this proxy statement. As a result of a number of known and unknown risks and uncertainties, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

•	the occurrence of any event, change or other circumstances that could give rise to the termination of the Row 44 Merger Agreement or the AIA Stock Purchase Agreement;
•	the outcome of any legal proceedings that may be instituted against the Company, Row 44, AIA or PAR following announcement of the proposed Business Combination and transactions contemplated thereby;
•	the inability to complete the transactions contemplated by the proposed Business Combination due to the failure to obtain approval of the stockholders of the Company, the failure to obtain approval of the stockholders of Row 44, or other conditions to closing in the Row 44 Merger Agreement or the AIA Stock Purchase Agreement;
•	the ability to obtain or maintain the listing of the Company’s common stock on Nasdaq following the Business Combination;
•	delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regulatory reviews required to complete the transactions contemplated by the Row 44 Merger Agreement and the AIA Stock Purchase Agreement;
•	the risk that the proposed Business Combination disrupts current plans and operations as a result of the announcement and consummation of the transactions described herein;
•	the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability to integrate the Row 44 and AIA businesses, and the ability of the combined business to grow and manage growth profitably;
•	costs related to the Business Combination;
•	changes in applicable laws or regulations;
•	the possibility that the Company, Row 44 or AIA may be adversely affected by other economic, business, and/or competitive factors; and
•	other risks and uncertainties indicated in this proxy statement, including those under “Risk Factors” beginning on page 54.

RISK FACTORS

In addition to the other information contained in this proxy statement, the following risks impact the business and operations of each of Row 44, AIA and GEAC. These risk factors are not exhaustive and all investors are encouraged to perform their own investigation with respect to the business, financial condition and prospects each of Row 44, AIA and GEAC.

Risks Relating to Both Row 44’s and AIA’s Business

Row 44’s and AIA’s businesses are highly dependent on the airline industry, which itself is affected by many events that are beyond the control of the airlines. The highly competitive nature of the airline industry makes it extremely sensitive to economic conditions, both domestically and internationally.

Row 44’s and AIA’s businesses are directly affected by the number of passengers flying on commercial airlines, the financial condition of these airlines and related economic conditions. If consumer demand for air travel declines or the number of aircraft and flights shrink, the number of passengers available to use Row 44’s in-flight services and enjoy AIA’s delivered content will be reduced, which will have a material adverse effect on their financial condition and prospects. High unemployment rates, reduced consumer and business spending, recessionary conditions in the United States or Europe and terrorism are among the general economic and social conditions that adversely affect the airline industry. A general reduction or shift in discretionary spending can result in decreased demand for leisure and business travel and lead to a reduction in airline flights offered, the number of passengers flying and the willingness of airlines to commit to spending funds on items such as Row 44’s in-flight system. Each of Row 44’s and AIA’s airline customers operate in an intensely competitive environment and constantly face pressure on in-flight offerings and pricing of all aspects of air travel. These uncertain and at times unfavorable financial circumstances in the air travel industry could cause one or more of Row 44’s or AIA’s commercial airline customers to reduce expenditures on passenger services, including the deployment of the Row 44 in-flight system or AIA’s in-flight content, which would have a material adverse effect on their business prospects and financial condition.

Each of Row 44 and AIA is dependent on its airline customers to be able to generate revenue. The failure of either company to perform according to the terms of any agreement with any of its airline customers could have a material adverse effect on its financial condition and results of operations.

Each of Row 44 and AIA is required to deliver the products and services it provides according to a variety of performance level agreements and other contractual commitments. If Row 44 or AIA is unable to deliver its products or services in compliance with any of these agreements, its customers may terminate their agreements and Row 44’s or AIA’s prospects and its reputation in the marketplace may be materially adversely affected.

A future act or threat of terrorism or other events could result in a prohibition on the use of Wi-Fi enabled devices on aircraft.

A future act of terrorism, the threat of such acts or other airline accidents could have an adverse effect on the airline industry. In the event of a terrorist attack, terrorist threats or unrelated airline accidents, the industry would likely experience significantly reduced passenger demand. The U.S. federal government could respond to such events by prohibiting the use of Wi-Fi enabled devices on aircraft, which would eliminate demand for Row 44’s equipment and service. In addition, any association or perceived association between its equipment or service and accidents involving aircraft on which Row 44’s equipment or service operates would likely have an adverse effect on demand for both Row 44’s and AIA’s services. Reduced demand for their products and services would adversely affect Row 44’s business prospects, financial condition and results of operations.

Air traffic congestion at airports, air traffic control inefficiencies, weather conditions, such as hurricanes or blizzards, increased security measures, new travel-related taxes, the outbreak of disease or any other similar event could harm the airline industry.

Airlines are subject to cancellations or delays caused by factors beyond their control. Cancellations or delays due to weather conditions or natural disasters, air traffic control problems, breaches in security or other factors could reduce the number of passengers on commercial flights and thereby reduce demand for the services provided by the Row 44 system and AIA’s products and services and harm their businesses, results of operations and financial condition.

Current economic conditions may impact the airline industry which in turn could have a material adverse effect on Row 44’s and AIA’s businesses.

As a result of the macro-economic challenges currently affecting the economy of the United States and other parts of the world, including the European sovereign debt and economic crisis, the current economic climate is turbulent and volatile. Unfavorable economic conditions, such as higher unemployment rates, a constrained credit market, housing-related pressures, increased focus by businesses on reducing operating costs, and lower spending by consumers can reduce expenditures on both leisure and business travel. For many travelers, air travel and spending on in-flight Internet access are discretionary purchases that they can quickly eliminate in difficult economic times. Additionally, a weaker business environment may lead to a decrease in overall business travel, which has historically been an important contributor to Row 44 and AIA service revenue. These conditions may make it more difficult or less likely for commercial airlines to justify the purchase of Row 44’s equipment or AIA’s services. If economic conditions in the United States or globally deteriorate further or do not improve, each of Row 44 and AIA may experience material adverse effects to its business, cash flow and results of operations.

Risks Related to Row 44’s Business

Row 44's independent auditors have issued a report questioning its ability to continue as a going concern.

The report of Row 44's independent auditors contained in its financial statements for the years ended December 31, 2011 and 2010 states that Row 44 has yet to establish an ongoing source of revenue sufficient to cover its operating costs and allow Row 44 to continue as a going concern. Row 44's continuation as a going concern is dependent on its ability to generate sufficient revenue or obtain adequate capital to fund operating losses until it is able to reach a cash flow break even financial position. The continuation of uncovered operating losses may force Row 44 to delay its expansion into new territories and materially scale back operations. Such circumstances would materially and adversely affect Row 44's business, operations and prospects.

Row 44 relies on one key customer for a substantial percentage of its revenue.

Row 44’s business is substantially dependent on its customer relationship with Southwest Airlines, which accounted for 66% and virtually all of its revenues for the years ended December 31, 2011 and 2010, respectively. Row 44 and Southwest have entered into a binding memorandum of understanding, or MOU, which sets forth an amendment of the economic terms of the relationship between these parties, which terms will take effect upon the later of the closing of the Business Combination or January 1, 2013. Although the economic terms of the Southwest MOU are binding on both parties, there can be no assurance that agreement will be reached with respect to the remaining terms of a new agreement. If Row 44 is unable to finalize the terms of the MOU with Southwest Airlines into a new complete agreement, or if the complete agreement contains economic terms that are less favorable to Row 44 than the terms of the MOU, Row 44’s business would be materially adversely affected.

Row 44’s available satellite capacity and related bandwidth may not be able to accommodate the expected growth in demand for its in-flight broadband services.

As Row 44’s in-flight system is installed in more airplanes in the US and around the world, its need and demand for satellite capacity will increase considerably. Row 44’s satellite space needs will grow even further as additional, bandwidth rich services flow through its connectivity system. The availability of satellite space could diminish as competitive broadband providers tap into the supply of available transponders. Additionally, Row 44 has not secured transponder space with respect to all of the geographic regions that its new customers service. While additional satellite transponder capacity can be deployed with the launch of new satellites, the ability to deploy additional satellite capacity is dependent on many factors, including timing of launches, all of which are outside the control of Row 44. Greater demand for, and a scarce supply of, satellite transponders could result in a material increase in the operating expenses by Row 44, which could have a material adverse effect on its results of operations, especially if Row 44 is unable to adjust the price of its equipment and services to offset any such increase in costs.

Row 44 may not be able to grow its business with its current airline customers or successfully secure new airline customers in the future.

Row 44 is currently in negotiations and discussions to provide its equipment to a number of commercial airlines around the world. Negotiations with potential airline customers require a substantial amount of time, energy and resources, and there can be no assurance that Row 44 will be successful. Row 44 may ultimately fail in entering into agreements with additional commercial airlines on competitive terms, and that failure could harm its results of operations due to a diversion of resources, the actual costs of pursuing these opportunities and the inability to deploy committed satellite transponder space segments to additional airlines. Additionally, the terms of any of Row 44’s future agreements with new airline customers may be less favorable than its current agreements. To the extent that Row 44 is unable to secure new airline customers or any of its agreements with new customers are not as favorable as Row 44’s existing arrangements, its growth and financial prospects would be materially and adversely affected.

Competition from a number of companies could result in price reduction, reduced revenue and a loss or market share, all of which could harm Row 44’s results of operations.

Row 44 faces competition from land-based providers of broadband Wi-Fi services to commercial airlines and from other satellite-based broadband providers of Internet connectivity, live television and video on-demand services. Competition for such providers has affected Row 44’s business prospects and will continue to do so in the future, especially given the fact that there are a limited number of commercial airlines around the world. Some of Row 44’s competitors are larger, more diversified corporations with greater financial, marketing, production and research and development resources. As a result, these competitors may be better able to withstand effects of periodic economic downturns, especially those that continue for a considerable period of time. Competition within the in-flight broadband Internet access and in-cabin entertainment markets may also subject Row 44 to downward pricing pressures on its product offerings. Competition will likely increase Row 44’s sales and marketing expenses and related customer acquisition costs. Row 44 may not have the liquidity, financial resources, technical expertise or marketing and support capabilities to compete successfully. Row 44’s failure to respond to established and new competitors could have a material adverse effect on its business and results of operations.

Row 44’s business has a very limited operating history, which may make it difficult to evaluate its current business and predict its future performance.

Row 44 did not complete the first installation of its connectivity system until 2009 and did not begin to generate revenue from operations until 2010. The limited operating history of Row 44’s business may make it difficult to accurately evaluate the potential growth and future performance, while the recent growth in system installation is not necessarily indicative of potential future growth. Any assessments of Row 44’s current business and predictions that it makes about future success or viability may not be as accurate. Row 44 has encountered and will continue to encounter risks and difficulties frequently experienced by growing companies in rapidly changing industries, and the size and nature of its market opportunity will change as it scales its business and increases deployment of the Row 44 system.

Row 44 faces limitations on its ability to grow its domestic operations that could harm Row 44’s operating results and financial condition.

Row 44’s ability to expand domestically at its current rate of growth is inherently limited by various factors, including limitations on the number of U.S. and foreign commercial airlines, the number of planes in which Row 44’s system can be installed, the passenger capacity within each plane and the ability of Row 44’s network infrastructure or bandwidth to accommodate increasing capacity demands. Row 44’s growth may slow to the extent that it has exhausted all potential airline customers and as it approaches installation on full fleets and maximum penetration rates on all flights. Row 44 cannot assure you that it will be able to profitably expand its existing market presence or establish new markets and, if it fails to do so, Row 44’s business and results of operations could be materially adversely affected.

Row 44 may be unsuccessful in generating revenue from live television and content-on-demand services.

Row 44 is currently developing or scheduled to deploy a host of service offerings to deliver to its commercial airline customers via the Row 44 system. Row 44 only recently launched 8 channels of live television service in the United States. Row 44 plans to offer at least 15 channels of live television service in the United States and no assurance can be given that it will ultimately be able to launch any additional channels. Further, Row 44 has yet to offer live television in Europe and there can be no assurance that it will be successful in doing so or in generating meaningful revenue from that source of content abroad. Additionally, Row 44 intends to develop a substantial revenue stream from its portal business. Row 44 has only nominal revenue from the portal business today. If Row 44 is unable to generate increased revenue from live television or if its such portal business does not ultimately develop, Row 44’s growth and financial prospects would be materially adversely impacted.

Row 44 also is working to increase the number of on-demand movies and television shows and a variety of other content available on its system. The future growth prospects for Row 44’s business depend, in part, on revenue from advertising fees and e-commerce revenue share arrangements on passenger purchases of goods and services, including video and media services. Row 44’s ability to generate revenue from these service offerings depends on:

•	growth of its commercial airline customer base;
•	the attractiveness of Row 44’s customer base to media partners;
•	rolling out live television and media on demand on more aircraft and with additional airline customers and increasing passenger adoption both in the US and abroad;
•	establishing and maintaining beneficial contractual relationships with media partners whose content, products and services are attractive to airline passengers; and
•	Row 44’s ability to customize and improve its service offerings in response to trends and customer interests.

If Row 44 is unsuccessful in generating revenue from its service offerings, that failure could have a material adverse effect on its growth prospects.

Row 44 may be unsuccessful in expanding its operations internationally, which could harm the growth of its business, operating results and financial conditions.

Row 44’s ability to expand internationally involves various risks, including the need to invest significant resources in unfamiliar markets and the possibility that there may not be returns on these investments in the near future or at all. In addition, Row 44 has incurred and expects to continue to incur expenses before it generates any material revenue in these new markets. Expansion of international marketing and advertising efforts will lead to a significant increase in Row 44’s customer acquisition costs. Row 44’s ability to expand will also be limited by the demand for in-flight broadband Internet access in international markets. Different privacy, censorship, aerospace and liability standards and regulations and different intellectual property laws and enforcement practices in foreign countries may cause its business and operating results to suffer. Additionally, any failure to compete successfully in international markets will negatively impact Row 44’s reputation and domestic operations.

Any future international operations may fail to succeed due to risks inherent in foreign operations, including:

•	different technological solutions for broadband Internet than those used in North America;
•	varied, unfamiliar and unclear legal and regulatory restrictions;
•	unexpected changes in international regulatory requirements and tariffs;
•	legal, political or systemic restrictions on the ability of U.S. companies to do business in foreign countries, including restrictions on foreign ownership of telecommunications providers;

•	inability to find content or service providers to partner with on commercially reasonable terms, or at all;
•	Foreign Corrupt Practices Act compliance and related risks;
•	difficulties in staffing and managing foreign operations;
•	currency fluctuations;
•	potential adverse tax consequences; and
•	fewer transatlantic flights due to continuing economic turmoil in Europe.

As a result of these obstacles, Row 44 may find it difficult or prohibitively expensive to grow its business internationally or it may be unsuccessful in its attempt to do so, which could harm row 44’s future operating results and financial condition.

Risks Related to Row 44’s Technology, Intellectual Property and Government Regulation

Row 44 could be adversely affected if it suffers service interruptions or delays, technology failures or damage to its equipment.

Row 44’s reputation and ability to attract, retain and serve its commercial airline customers depend upon the reliable performance of its satellite transponder capacity, network infrastructure and connectivity system. Row 44 has experienced interruptions in these systems in the past, including component and service failures that temporarily disrupted users’ access to the Internet, and Row 44 may experience service interruptions, service delays or technology or systems failures in the future, which may be due to factors beyond its control. If Row 44 experiences frequent system or network failures, its reputation could be harmed and its airline customers may have the right to terminate their contracts with Row 44 or pursue other remedies.

Row 44’s operations and services depend upon the extent to which its equipment and the equipment of its third-party network providers is protected against damage from fire, flood, earthquakes, power loss, solar flares, telecommunication failures, computer viruses, break-ins, acts of war or terrorism and similar events. Damage to the Row 44 networks could cause interruptions in the services that it provides, which could have a material adverse effect on service revenue, Row 44’s reputation and its ability to attract or retain customers.

Row 44 relies on single service providers for certain critical components of and services relating to its satellite connectivity network.

Row 44 currently sources key components of its hardware, including the aircraft installed satellite antenna sourced from TECOM Industries, Inc., and key aspects of its connectivity services, including all of its satellite transponder services from Hughes Network Systems, LLC, from sole providers of equipment and network services, respectively. While Row 44 has written contracts with these key component and service providers, if Row 44 experiences a disruption in the delivery of products and services from either of these providers, it may be difficult for Row 44 to continue providing its own products and services to its customers. Row 44 has experienced component delivery issues in the past and there can be no assurance that it will avoid similar issues in the future. Additionally, the loss of the exclusive source protections that Row 44 has with its hardware provider could eliminate Row 44’s competitive advantage in the use of satellites for in-flight connectivity, which could have a material adverse effect on Row 44’s business and operations.

Assertions by third parties of infringement, misappropriation or other violation by Row 44 of their intellectual property rights could result in significant costs and substantially harm its business and operating results.

In recent years, there has been significant litigation involving intellectual property rights in many technology-based industries, including the wireless communications industry. Any infringement, misappropriation or related claims, whether or not meritorious, is time-consuming, diverts technical and management personnel and is costly to resolve. As a result of any such dispute, Row 44 may have to develop non-infringing technology, pay damages, enter into royalty or licensing agreements, cease providing certain products or services or take other actions to resolve the claims. These actions, if required, may be costly or unavailable on terms acceptable to Row 44. Certain of Row 44’s suppliers do not provide indemnity to Row 44 for the use of the products and services that these providers supply to Row 44. At the same time, Row 44 generally offers third party intellectual property infringement indemnity to its customers which, in some cases, do not cap Row 44’s indemnity obligations and thus could render us liable for both defense costs and any judgments. Any of these events could result in increases in operating expenses, limit Row 44’s service offerings or result in a loss of business if it is unable to meet its indemnification obligations and its airline customers terminate or fail to renew their contracts.

On December 28, 2012, Advanced Media Networks, L.L.C. filed suit in the United States District Court for the Central District of California against Row 44 and one of its customers which Row 44 has agreed to indemnify for allegedly infringing two of its patents and seeking injunctive relief and unspecified monetary damages. Row 44 has not yet been served with the complaint. Both of the patents are being reexamined by the U.S. Patent & Trademark Office. Based on currently available information, Row 44 believes that it has strong defenses and intends to defend vigorously against this lawsuit, but the outcome of this matter is inherently uncertain and could have a materially adverse effect on Row 44’s business, financial condition and results of operations.

Row 44 may not be able to protect its intellectual property rights.

Row 44 regards its trademarks, service marks, copyrights, patents, trade secrets, proprietary technologies, domain names and similar intellectual property as important to its success. Row 44 relies on trademark, copyright and patent law, trade secret protection and confidentiality agreements with its employees, vendors, airline customers, customers and others to protect its proprietary rights. Row 44 has sought and obtained patent protection for certain of its technologies in the United States and certain other countries. Many of the trademarks that Row 44 uses contain words or terms having a somewhat common usage, such as “broadband” and, as a result, it may have difficulty registering them in certain jurisdictions. Row 44 has not yet obtained registrations for its most important marks in all markets in which it may do business in the future, including countries in Asia, Africa and the Middle East. If other companies have registered or have been using in commerce similar trademarks for services similar to Row 44’s in foreign jurisdictions, it may have difficulty in registering, or enforcing an exclusive right to use, its marks in those foreign jurisdictions.

There can be no assurance that the efforts Row 44 has taken to protect its proprietary rights will be sufficient or effective, that any pending or future patent and trademark applications will lead to issued patents and registered trademarks in all instances, that others will not develop or patent similar or superior technologies, products or services, or that its patents, trademarks and other intellectual property will not be challenged, invalidated, misappropriated or infringed by others. Additionally, the intellectual property laws and enforcement practices of other countries in which Row 44’s service is or may in the future be offered may not protect its products and intellectual property rights to the same extent as the laws of the United States. If Row 44 is unable to protect its intellectual property from unauthorized use, its brand image may be harmed and its business and results of operations may suffer.

Row 44’s use of open source software could limit its ability to commercialize its technology.

Open source software is software made widely and freely available to the public in human-readable source code form, usually with liberal rights to modify and improve such software. Some open source licenses require as a condition of use that proprietary software that is combined with licensed open source software and distributed must be released to the public in source code form and under the terms of the open source license. Accordingly, depending on the manner in which such licenses were interpreted and applied, Row 44 could face restrictions on its ability to commercialize certain of its products and it could be required to (i) release the source code of certain of its proprietary software to the public, including to competitors; (ii) seek licenses from third parties for replacement software; and/or (iii) re-engineer its software in order to continue offering its products. Such consequences could materially adversely affect its business.

The failure of Row 44’s equipment or material defects or errors in its software may damage its reputation, result in claims against Row 44 that exceed its insurance coverage, thereby requiring it to pay significant damages and impair its ability to sell its service.

Row 44’s products contain complex systems and components that could contain errors or defects, particularly when it incorporates new technology. If any of its products are defective, Row 44 could be required to redesign or recall those products or pay substantial damages or warranty claims. Such events could result in significant expenses, disrupt sales and affect its reputation and that of its products. If Row 44’s on-board equipment has a severe malfunction, or there is a problem with the equipment installation, which damages an airplane or impairs its on-board electronics or avionics, significant property loss and serious personal injury or death could result. Any such failure could expose Row 44 to substantial product liability claims or costly repair obligations. In particular, the passenger jets operated by its airline customers are very costly to repair and therefore the damages in any product liability claims could be material. Row 44 carries aircraft and non-aircraft product liability insurance consistent with industry norms. However, this insurance coverage may not be sufficient to fully cover the payment of any claims. A product recall or a product liability claim not covered by insurance could have a material adverse effect on its business, financial condition and results of operations. Further, Row 44 indemnifies most of its airline customers for losses due to third-party claims and in certain cases the causes for such losses may include failure of its products.

The software underlying its services is inherently complex and may contain material defects or errors, particularly when the software is first introduced or when new versions or enhancements are released. Row 44 has from time to time found defects or errors in its software, and defects or errors in its existing software may be detected in the future. Any defects or errors that cause interruptions to the availability of its services could result in:

•	termination or failure to renew contracts by its airline customers;
•	a reduction in sales or delay in market acceptance of its service;
•	sales credits or refunds to its customers and airline customers;
•	loss of existing customers and difficulty in attracting new customers;
•	diversion of development resources;
•	harm to its reputation and brand image;
•	increased insurance costs; and
•	claims for substantial damages.

The costs incurred in correcting any material defects or errors in Row 44’s software may be substantial and could harm its results of operations.

In order for Row 44 to retain its FCC licenses after the Business Combination, the Federal Communications Commission must approve Row 44’s transfer of control application.

Row 44 holds certain licenses or authorizations issued by the Federal Communications Commission, or the FCC. Under the Communications Act of 1934, as amended, and the rules and regulations of the FCC, prior to completion of the Business Combination, the FCC must approve the transfer of control of Row 44 and its FCC licenses to GEAC. A transfer of control application was first filed by Row 44 with the FCC on December 3, 2012 and an update to the application was filed on December 11, 2012. Under applicable FCC rules and regulations, the transfer of control application is subject to public notice and comment for a period of 30 calendar days, during which time members of the public may file comments to the applications or petitions to the FCC to deny the applications. Row 44’s transfer of control application was placed on public notice by the FCC on December 26, 2012. After the 30 day comment period, the FCC will remove the application from public notice and notify the applicant that the application is either granted or rejected. While we do not expect there to be any opposition to the transfer of control application by Row 44, we cannot assure you that no comments or petitions to the FCC to deny Row 44’s transfer of control application will be filed. The filing of such comments or petitions could delay the FCC’s decision making process, which could in turn delay the closing. As such, we cannot assure you that Row 44’s transfer of control application will be approved in a timely manner or at all. A denial or significant delay in the granting of the transfer of control application could delay or prevent consummation of the Business Combination.

Regulation by United States and foreign government agencies, such as the FAA, which regulates the civil aviation manufacturing and repair industries in the United States, and the FCC, which regulates the US telecommunications industry, may increase Row 44 costs of providing service or require it to change its services.

Row 44 is subject to various regulations, including those regulations promulgated by various federal, state and local regulatory agencies and legislative bodies and comparable agencies outside the United States where it does, or in the future may do, business. The U.S. government agency that has primary regulatory authority over Row 44’s operations is the FAA. The commercial and private aviation industries, including civil aviation manufacturing and repair industries, are highly regulated by the FAA in the United States. FAA certification is required for all equipment that Row 44 installs on commercial aircraft, and certain of its operating activities require that it obtain FAA certification as a parts manufacturer. FAA approvals required to operate its business include Supplemental Type Certificates (STCs) and Parts Manufacturing Authority (PMAs). Obtaining STCs and PMAs is an expensive and time-consuming process that requires significant focus and resources. Any inability to obtain, delay in obtaining, or change in, needed FAA certifications, authorizations, or approvals, could have an adverse effect on Row 44’s ability to meet its installation commitments, manufacture and sell parts for installation on aircraft, or expand its business and could, therefore, materially adversely affect its growth prospects, business and operating results. The FAA closely regulates many of Row 44’s operations. If it fails to comply with the FAA’s many regulations and standards that apply to its activities, Row 44 could lose the FAA certifications, authorizations or other approvals on which its manufacturing, installation, maintenance, preventive maintenance and alteration capabilities are based. In addition, from time to time, the FAA or comparable foreign agencies adopt new regulations or amend existing regulations. The FAA could also change its policies regarding the delegation of inspection and certification responsibilities to private companies, which could adversely affect its business. To the extent that any such new regulations or amendments to existing regulations or policies apply to its activities, those new regulations or amendments to existing regulations generally increase its costs of compliance.

As a broadband Internet provider, Row 44 must comply with the Communications Assistance for Law Enforcement Act of 1994, or CALEA, and similar laws in other countries, which requires communications carriers to ensure that their equipment, facilities and services can accommodate certain technical capabilities in executing authorized wiretapping and other electronic surveillance. Currently, Row 44’s CALEA solutions are deployed in its US network and Western European network though it could be subject to an enforcement action by the FCC, other telecommunications regulators or law enforcement agencies for any delays related to meeting any current or future CALEA or similarly mandated law enforcement related obligations. Such enforcement actions could subject Row 44 to fines, cease and desist orders or other penalties, all of which could adversely affect its business. Further, to the extent the FCC adopts additional capability requirements applicable to broadband Internet providers, its decision may increase the costs Row 44 incur to comply with such regulations.

Adverse decisions or regulations of these regulatory bodies could negatively impact Row 44’s operations and costs of doing business. Row 44 is unable to predict the scope, pace or financial impact of regulations and other policy changes that could be adopted by the various governmental entities that oversee portions of its business.

If government regulation of the Internet, including e-commerce or online video distribution, changes, Row 44 may need to change the way it conducts its business to a manner that incurs greater operating expenses, which could harm its results of operations.

The current legal environment for Internet communications, products and services is uncertain and subject to statutory, regulatory or interpretive change. Certain laws and regulations applicable to Row 44’s business were adopted prior to the advent of the Internet and related technologies and often do not contemplate or address specific issues associated with those technologies. Row 44 cannot be certain that it, its vendors and media partners or its customers are currently in compliance with applicable regulatory or other legal requirements in the countries in which its service is used. Row 44’s failure, or the failure of its vendors and media partners, customers and others with whom Row 44 transacts business to comply with existing or future legal or regulatory requirements could materially adversely affect its business, financial condition and results of operations. Regulators may disagree with its interpretations of existing laws or regulations or the applicability of existing laws or regulations to its business, and existing laws, regulations and interpretations may change in unexpected ways. For example, the FCC recently adopted regulations regarding net neutrality that, in certain situations, limit mobile broadband providers to “network management” techniques that are reasonable. Although these rules are currently being challenged in Federal court, future guidance or precedent from the FCC regarding the interpretation of what techniques are considered “reasonable” could adversely impact Row 44’s ability to monitor and manage the network to optimize its users’ Internet experience.

Row 44 cannot be certain what positions regulators may take regarding its compliance with, or lack of compliance with, current and future legal and regulatory requirements or what positions regulators may take regarding any past or future actions that Row 44 has taken or may take in any jurisdiction. Regulators may determine that Row 44 is not in compliance with legal and regulatory requirements, and impose penalties, or it may need to make changes to the Row 44 system, which could be costly and difficult. Any of these events would adversely affect its operating results and business.

Risks Related to Row 44’s Operating History and Industry

If Row 44’s efforts to retain and attract customers are not successful, its revenue will be adversely affected.

Row 44 currently generates all of its revenue from sales of its equipment and from the delivery of broadband related services across its system. If Row 44’s airline customers do not view its equipment as high-quality or cost-effective or if its equipment does not keep pace with innovation, its current and potential customers may choose to do business with its competitors. If Row 44 is unable to effectively attract new and repeat customers, its business, financial condition and results of operations would be adversely affected. Unreliable service levels, uncompetitive pricing, lack of availability, security risk and lack of related features of its equipment and services are some of the factors that may adversely impact its ability to retain existing customers and partners and attract new and repeat customers. If consumers are able to satisfy their in-flight entertainment needs through activities other than broadband Internet access, at no or lower cost, they may not perceive value in Row 44’s products and services.

The demand for in-flight broadband Internet access and related services may decrease or develop more slowly than expected. Row 44 cannot predict with certainty the development of the U.S. or international in-flight broadband Internet access market or the market acceptance for its products and services.

Row 44’s future success depends upon growing demand for in-flight broadband Internet access and related services, which is inherently uncertain. Row 44 has invested significant resources towards the roll-out of new service offerings, which represent a substantial part of its growth strategy. It faces the risk that the U.S. and international markets for in-flight broadband Internet access and related services may decrease or develop more slowly or differently than currently expected, or that its services may not achieve widespread market acceptance. Row 44 may be unable to market and sell its services successfully and cost-effectively to a sufficiently large number of customers.

Row 44’s business depends on the continued proliferation of Wi-Fi as a standard feature in mobile devices. The growth in demand for in-flight broadband Internet access and related services also depends in part on the continued and increased use of laptops, smartphones, tablet computers and other Wi-Fi enabled devices and the rate of evolution of data-intensive applications on the mobile Internet. If Wi-Fi ceases to be a standard feature in mobile devices, if the rate of integration of Wi-Fi on mobile devices decreases or is slower than expected, or if the use of Wi-Fi enabled devices or development of related applications decreases or grows more slowly than anticipated, the market for its services may be substantially diminished.

Row 44 has incurred operating losses since inception.

Row 44 has incurred operating losses in every quarter since its inception in 2004, and it may not be able to generate sufficient revenue in the future to generate operating income or positive cash flow. Row 44 also expects its costs to increase materially in future periods, which could negatively affect its future operating results. Row 44 expects to continue to expend substantial financial and other resources as it expands internationally. The amount and timing of these costs are subject to numerous variables. Such variables include the availability and timing of certain next-generation technologies, such as Ka-band and other satellite technology, as well as costs incurred to develop and implement changes to airborne software and hardware and, with respect to satellite technologies, the cost of obtaining satellite capacity.

Increased costs and other demands associated with Row 44’s growth could impact its ability to achieve profitability over the long term and could strain its personnel, technology and infrastructure resources.

Row 44 expects its costs to increase in future periods, which could negatively affect its future operating results. Anticipated future growth, including growth related to the broadening of its service offerings and international expansion of its business, will require the outlay of significant operating and capital expenditures and will continue to place strains on Row 44’s personnel, technology and infrastructure. Its success will depend in part upon its ability to contain costs with respect to growth opportunities. To successfully manage the expected growth of its operations, including its network, on a timely and cost-effective basis Row 44 will need to continue to improve its operational, financial, technological and management controls and its reporting systems and procedures. In addition, as it continues to grow, Row 44 must effectively integrate, develop and motivate a large number of new employees, and it must maintain the beneficial aspects of its corporate culture. If Row 44 fails to successfully manage its growth, it could adversely affect its business, financial condition and results of operations.

Row 44 depends upon third parties to manufacture equipment components and to provide services for its network.

Row 44 relies on third-party suppliers for equipment components that it uses to provide satellite telecommunication Wi-Fi services. The supply of third party components could be interrupted or halted by a termination of its relationships, a failure of quality control or other operational problems at such suppliers or a significant decline in their financial condition. If Row 44 is not able to continue to engage suppliers with the capabilities or capacities required by its business, or if such suppliers fail to deliver quality products, parts, equipment and services on a timely basis consistent with its schedule, its business prospects, financial condition and results of operations could be adversely affected.

Row 44 may fail to recruit, train and retain the highly skilled employees that are necessary to remain competitive and execute its growth strategy. The loss of one or more of its key personnel could harm its business.

Competition for key technical personnel in high-technology industries is intense. Row 44 believes that its future success depends in large part on its continued ability to hire, train, retain and leverage the skills of qualified engineers and other highly skilled personnel needed to maintain and grow its satellite based broadband connectivity network. Row 44 may not be as successful as its competitors at recruiting, training, retaining and utilizing these highly skilled personnel. In particular, it may have more difficulty attracting or retaining highly skilled personnel during periods of poor operating performance. Any failure to recruit, train and retain highly skilled employees could negatively impact its business and results of operations.

Row 44 depends on the continued service and performance of its key personnel. Such individuals have acquired specialized knowledge and skills with respect to Row 44 and its operations. As a result, if any of these individuals were to leave Row 44, it could face substantial difficulty in hiring qualified successors and could experience a loss of productivity while any such successor obtains the necessary training and expertise. Row 44 does not maintain key man insurance on any of its officers or key employees. In addition, much of its key technology and systems are custom-made for its business by its personnel. The loss of key personnel, including key members of its management team, as well as certain of its key marketing or technology personnel, could disrupt its operations and have an adverse effect on its ability to grow its business.

Risks Related to AIA’s Business

Increased competition in the in-flight entertainment industry may harm AIA’s business.

In-flight entertainment is undergoing a sea change driven first and foremost by technical innovations. Recent years saw the emergence of numerous new vendors with new technologies and new approaches, especially for the hardware systems that are built into aircraft. Increasingly, carriers are also investigating the use of systems that are not permanently installed. This would require passengers to dial into the in-flight entertainment system using either their own mobile devices or those made available to them. More and more carriers also offer passengers in-flight access to the Internet. It is impossible to say at this time which of these new technologies and approaches will gain a foothold in the market in the long term. As a content service provider, AIA’s services are contingent on the technological components used in aircraft because it is these components that define the parameters for both the content and the solutions that can be used in in-flight entertainment. Over time, this will impose new technical requirements on AIA. In turn, this will entail opportunities (e.g., an expansion of AIA’s own services portfolio thanks to broadened options for using the new systems) as well as risks (e.g., lowered technical barriers to market entry for competitors).

AIA may not be able to grow its business with its current airline customers or successfully secure new airline customers in the future.

AIA is constantly in negotiations and discussions with existing airline customers and potential new airline customers around the world to either maintain or expand an existing contract or win a new contract. Negotiations with airline customers require a substantial amount of time, energy and resources, and there can be no assurance that AIA will be successful in maintaining existing customers or winning new customers. Additionally, the terms of any of AIA’s future agreements with existing or new airline customers may be less favorable than its current agreements. To the extent that AIA is unable to secure existing airline customers or new airline customers or any of its future agreements with existing or new customers are not as favorable as AIA’s existing arrangements, its growth and profitability prospects could be materially and adversely affected.

AIA’s business based on applications as part of the in-flight entertainment has a limited operating history, which may make it difficult to evaluate its current business and predict its future performance.

In 2008 AIA started to develop applications to be used on more sophisticated in-flight entertainment hardware platforms. Therefore AIA’s application business is still in a ramp up phase and has limited operating history. This makes it difficult for AIA to accurately evaluate the potential growth and future performance of the application business. Any assessments of AIA’s application business and predictions that it makes about future success or viability may not be accurate. In this application business, AIA has encountered and will continue to encounter risks and difficulties frequently experienced by companies expanding in new business areas in rapidly changing industries, and the size and nature of its market opportunity will change as it scales its application business.

AIA’s future financial performance is dependent on its acquisitions of new companies.

As a holding company, AIA’s growth both in revenues and profits in the past has been dependent on the ability to execute acquisitions of companies inside or outside its core industry. There can be no assurance that AIA will be successful with respect to such acquisitions, or that these acquisitions will have positive impacts on revenues or profits of AIA.

The demand for in-flight entertainment and related services may decrease or develop more slowly than expected.

AIA’s future success depends upon growing demand for in-flight entertainment and related services, which is inherently uncertain. AIA has invested and will invest resources towards the development and roll-out of new content and service offerings, which represent part of its growth strategy. It faces the risk that markets for in-flight entertainment and related services may decrease or develop more slowly or differently than currently expected. AIA may be unable to market and sell its services successfully and cost-effectively to a sufficiently large number of customers.

Increased costs and other demands associated with AIA’s growth could impact its profitability over the long term and could strain its personnel, technology and infrastructure resources.

If AIA’s costs for providing its services increase in future periods, it could negatively affect its future operating results. Anticipated future growth, including growth related to the broadening of its service offerings and its expansion into other markets, could require the outlay of significant operating and capital expenditures and could place strains on AIA’s personnel, technology and infrastructure. AIA’s success will depend in part upon its ability to contain costs with respect to growth opportunities. To successfully manage the expected growth of its operations in a timely and cost-effective basis, AIA will need to continue to improve its operational, financial, technological and management controls and its reporting systems and procedures. In addition, as it continues to grow, AIA must effectively integrate, develop and motivate a large number of new employees, and it must maintain the beneficial aspects of its corporate culture. If AIA fails to successfully manage its growth, it could adversely affect its business, financial condition and results of operations.

AIA may fail to recruit, train and retain the skilled employees that are necessary to remain competitive and execute its growth strategy, and may encounter significant challenges due to its widespread international locations.

Competition for key personnel in the service industry is intense. AIA believes that its future success depends in large part on its continued ability to hire, train, retain and leverage the skills of qualified and motivated personnel needed to maintain and grow its business. AIA may not be as successful as its competitors at recruiting, training, retaining and utilizing these personnel. In particular, it may have more difficulty attracting or retaining highly skilled personnel during periods of poor operating performance. In addition, because of its widespread geographical locations, AIA has a risk of migration of employees and poor retention rate. AIA may also encounter challenges in complying with foreign employment laws and regulations in its many international locations. Any failure to recruit, train and retain highly skilled employees or any failure to comply with applicable foreign employment laws and regulations could negatively impact its business and results of operations.

AIA may not predict accurately its profit margins with respect to its long term fixed price contracts.

Aside from centralizing license procurement for the in-flight entertainment segment to a greater extent, in some cases AIA also closes multi-year, fixed-price delivery contracts with producers. These procurement contracts enable AIA to purchase all of the movies that a given studio releases or markets during the term of the contract at a fixed purchase price, or “flat deals”. Adjustments of the previously agreed upon purchase price might be necessary in certain circumstances if there are major changes in the customer base of AIA during the term of a given contract. Although such flat deals are based on diligently researched decision-making parameters and also offer a certain degree of flexibility, there is the risk that the profit margins on AIA’s flat fee agreements may be smaller than predicted or even a loss, which could negatively impact AIA’s financial condition and results of operations.

AIA may not choose the most profitable content to market.

AIA’s recent acquisition of two companies, EIM and Emphasis, has substantially strengthened its positioning in the strategically important business of marketing content for the inflight entertainment market. Selecting the films to be bought is key to the success of the business model of both EIM and Emphasis. These two companies will only generate profits if they succeed in buying the marketing licenses to movies for which there is sufficient demand. There is the risk, however, if the movies acquired for marketing purposes are not sold to customers in sufficient numbers, that the costs incurred in connection with the marketing of the film licenses will not be covered at all or only in part by corresponding sales revenue, in turn potentially impacting the earnings of AIA.

Technological advances may harm AIA’s business.

Due to the widening use of state-of-the-art, personal electronic devices such as Apple’s iPad, ever-increasing numbers of passengers have their own mobile devices, which they might use to bring their own content such as movies, music or games with them on a flight. This could decrease demand for AIA’s in-flight offerings. Carriers now also have greater technical means at their disposal to offer passengers inflight access to the Internet, including through the offerings of Row 44 and its competitors. At present, these offerings do not allow passengers to fully stream content on their mobile devices. If, however, in-flight Internet access in the future allows passengers to fully stream content on their mobile devices, this could decrease demand for AIA’s in-flight offerings. While both trends will give rise to risks as well as opportunities for AIA, it is impossible to foresee at present whether and, if so, to what extent these trends will have lasting effects. Note, too, that the in-flight entertainment systems currently in place are unable to support these developments. Given average useful lives of 15 to 20 years, the conventional systems will continue to dominate the in-flight entertainment industry for the foreseeable future. As a result, possible changes will happen slowly, giving all market players sufficient time to adapt.

If AIA fails to expand its customers’ use of its products, AIA’s ability to execute its growth strategy and increase its revenue will be limited.

Many of AIA’s customers initially make a purchase of only one or a limited number of AIA’s available products or use AIA’s products for a limited period of time. AIA’s ability to grow its business and increase revenue is dependent on its ability to further penetrate its existing customers by selling additional products to them, and by increasing the number of products for customers (existing and potential) to choose from. If AIA fails to expand the usage of its products by its existing customers, or fails to attract new customers, AIA’s ability to execute its growth strategy and increase its revenue will be limited.

Many of AIA’s products will have long sales cycles, which may cause AIA to expend resources without an acceptable financial return and which makes it difficult to plan its expenses and forecast its revenues which could have a materially adverse affect on its business.

Many of AIA’s products have long sales cycles that involve numerous steps, including initial customer contacts, specification writing, software engineering design, software prototyping, pilot testing, device certification, regulatory approvals (if needed), sales and marketing and commercial manufacture, integration and delivery. During this time, AIA may expend substantial financial resources and management time and effort without any assurance that product sales will result. The anticipated long sales cycle for some of its products makes it difficult to predict the quarter in which sales may occur. Delays in sales may cause AIA to expend resources without an acceptable financial return and make it difficult to plan expenses and forecast revenues which could have a materially adverse effect on its business.

AIA may not retain or attract customers if it does not develop new products and enhance its current products in response to technological changes and competing products.

The in-flight entertainment market is faced with rapid technological change, evolving standards in computer hardware, software development, communications and security infrastructure, and changing needs and expectations of customers. Building new products and service offerings requires significant investment in development. A substantial portion of AIA’s research and development resources are devoted to maintenance requirements and product upgrades that address new technology support. These demands put significant constraints on AIA’s resources available for new product development. AIA also faces uncertainty when it develops or acquires new products because there is no assurance that a sufficient market will develop for those products.

AIA is exposed to foreign currency risks and AIA’s hedging activities could create losses.

Within AIA, currency risks essentially arise from the fact that both sales to customers and purchasing are largely effected in US dollars while most of its operating companies’ fixed costs are incurred in euros, British pounds and Canadian dollars. If necessary, AIA engages in hedging transactions to counteract direct currency risks. However, AIA cannot always guarantee that all currency risks have been hedged in full. Severe currency fluctuations could also cause the hedging transactions to fail if agreed thresholds (triggers) are not met or exceeded. AIA therefore cannot fully preclude negative foreign currency effects in the future — some of which might be substantial — due to unforeseen exchange rate fluctuations and/or inaccurate assessments of market developments. At this time, AIA rarely resorts to hedges because of the still rudimentary nature of the system-based data that is available to it for foreign currency management as well as highly volatile foreign exchange rates. But it is also rooted in the fact that the general trend toward a strengthening of the US dollar relative to the euro is advantageous to AIA’s specific foreign currency concerns. AIA continuously monitors all foreign exchange rates relevant to AIA in order to be able to initiate appropriate hedging activities immediately if the current market situation were to change.

There are also intragroup receivables and liabilities in the AIA group such as loans that can generate significant foreign currency effects. Changes in the exchange rates of a number of foreign currencies against the euro, especially the US dollar and the Canadian dollar, could lead to the recognition of unrealized foreign exchange losses in some cases, particularly as a result of intragroup transactions. Therefore, the AIA Group is exposed to a heightened currency risk in connection with intragroup borrowing owing to the foreign currency sensitivity in severe and unforeseeable exchange rate movements that are consequently difficult to predict. Steps were taken by AIA as early as in 2010, as well as in 2011, to bring about a further sustained reduction in intragroup receivables and liabilities.

AIA faces intense pricing pressure which may have a material negative effect on its financial condition and results of operations.

A number of invitations to tender in 2011 by both new and current customers have shown that the price pressures from ever-increasing cost pressures in the aviation industry have further intensified. AIA expects its risk of having to grant some major concessions in connection with tenders in order to acquire new customers or keep current customers to increase against this backdrop. In turn, this may have corresponding effects on AIA’s sales and earnings.

AIA continues to respond to this scenario by broadening its offerings through additional services; making integrated offers that cover the entire range of AIA’s services; adjusting the composition of the content offered; and optimizing its procurement strategy. Furthermore, AIA will initiate additional structural and cost-cutting measures in the coming months with the aim of improving its cost structure and thus counteracting the increased price pressure. While these actions could adversely affect AIA’s earnings in the short term, they serve to stabilize and improve the profitability of AIA in the medium and long term.

AIA sources its content from studios, distributors and other content providers, and any reduction in the volume of content produced by such content providers could hurt AIA’s business by providing it with less quality content to choose from and resulting in potentially less attractive offerings for passengers.

AIA receives content from studios, distributors and other content providers, and in some circumstances, AIA depends on the volume and quality of the content that these content providers produce. If studios, distributors or other content providers were to reduce the volume or quality of content they make available to AIA over any given time period, whether because of their own financial limitations or other factors influencing their businesses, AIA would have less quality content to choose from and AIA’s programmers would have more difficulty finding relevant and appropriate content to provide to AIA’s customers. This could negatively impact the passenger experience, which could in turn reduce the demand for AIA’s offerings, which would have a negative impact on AIA’s revenue and results of operations.

Certain of AIA’s largest contracts for its CSP business are up for renewal in 2013, and AIA may not be successful in renewing such contracts on commercially reasonable terms or at all, which would negatively impact AIA’s operating results.

Certain of AIA’s largest contracts for its Content Service Providing, or CSP, business, are up for renewal in 2013. AIA may not be successful in renewing these contracts on commercially reasonable terms or at all. If AIA is unable to renew these contracts, or if AIA renews these contracts on substantially less favorable terms, AIA will need to find new sources of revenue from other customers or in other product offerings in order to maintain results of operations at current levels. Any attempted transition to new sources of revenue could take time, involve increased expenses, and negatively impact AIA’s results of operations and profitability, on a temporary or permanent basis.

AIA’s revenue may be adversely affected by a reduction or elimination of the time between AIA’s receipt of content and the content being made more broadly publicly available to the rental or home viewing market.

AIA receives its content directly from studios, distributors and other content providers, and the timing is at the discretion of the content providers. Historically, AIA has received content prior to such content being more broadly publicly distributed via rental viewing, retail stores or Internet streaming services. AIA believes that this “early window” has yielded a competitive advantage to AIA, as passengers have access to its content prior to being able to rent, purchase or otherwise access such content for home viewing. The early availability of this content is a strong differentiator for AIA’s business and AIA believes it allows for an enhanced passenger experience. If a content provider delays release of a certain content to AIA in a manner reducing or eliminating AIA’s “early window”, AIA may not be able to generate as much revenue from such content as AIA could have with an earlier release date.

AIA is subject to ongoing tax audits which could result in additional taxes or a reduction in tax loss carryforwards.

A comprehensive tax audit of the AIA group of companies domiciled in Germany for 2006 through 2009 began in the 2011 financial year and is ongoing. The audit had not yet been completed at the time the 2011 annual financial statements were prepared. Even though AIA believes that all transactions relevant to taxes have been duly presented in its tax returns for the given years, AIA cannot preclude with certainty that the comprehensive tax audit will not lead to objections to the tax returns and consequent tax risks from demands for additional taxes and that its tax loss carryforwards might be cut. Also, a comprehensive tax audit of AIA Canadian subsidiary DTI Software for 2009, 2010 and 2011 is underway. In addition, DTI is claiming tax credit in the course of the development of games and applications in Canada (tax credits that support multimedia, e-commerce and research and development in Canada). Although AIA is using tax credit consultants for calculating the effective amount that it can claim in tax credits, AIA always has a certain level of risk that the tax authorities might come to a different conclusion concerning the respective amount. This would lead to an adjustment of the booked tax credits.

The intensity and volume of both intragroup and transnational transactions have risen because collaboration among individual AIA group companies has increased. In AIA's view, the structure of these transactions — and, in particular, the determination of intragroup pricing — have been in compliance with all tax rules and regulations. AIA cannot preclude, however, that national and international tax authorities performing comprehensive corporate tax audits might not concur with AIA's tax assessment of certain transactions and thus might issue demands for additional taxes. The same applies to AIA AG's pass-through costs that it allocates to its subsidiaries in connection with the services it renders for them.

The AIA group is active with numerous subsidiaries in several countries worldwide. Proactive management of the group's corporate tax structure entails availing itself of tax optimization features internationally as well. All of its actions in this regard take existing tax requirements into account. Nonetheless, AIA cannot say with any certainty that national and international tax authorities will concur with AIA's tax assessment of certain transactions and that this might have negative tax effects.

AIA currently benefits from investment tax credits that are available in Canada to support multimedia, e-commerce and research and development in Canada, and any reduction in or elimination of government support for such tax credits would negatively impact AIA’s business and results of operations.

AIA’s Canadian subsidiary, DTI Software, makes claims for currently available tax credits in Canada in the course of its development of games and applications in Canada, including tax credits that support multimedia, e-commerce and research and development in Canada. If governmental authorities in Canada, and in particular in the province of Quebec, were to reduce or eliminate the amount of tax credits that are available in respect of these activities by DTI, then AIA’s tax liabilities would likely increase and this would have a negative impact on AIA’s overall profitability.

Risks Related to GEAC and the Business Combination

Row 44’s management and auditors have identified a material weakness in its internal controls over financial reporting that, if not properly remediated, could result in material misstatements in the financial statements of GEAC following the Business Combination.

As a privately-held company, Row 44 is not currently required to comply with Section 404 of the Sarbanes-Oxley Act of 2002. As such, Row 44 did not make an assessment of the effectiveness of its internal control over financial reporting nor did it engage its auditors to express, nor have its auditors expressed, an opinion on the effectiveness of Row 44’s internal controls over financial reporting. In connection with the audit of Row 44’s financial statements for the year ended December 31, 2011, Row 44’s auditors informed Row 44 that they had identified a material weakness in Row 44’s internal control over financial reporting related to inadequate segregation of duties within the accounting and financial reporting functions and limited accounting staffing sufficient to perform adequate review functions. Under the standards established by the Public Company Accounting Oversight Board, a material weakness is a deficiency, or combination of deficiencies, in internal controls over financial reporting, such that there is a reasonable possibility that a material misstatement of annual or interim financial statements will not be prevented or detected and corrected on a timely basis. If the material weakness is not remediated prior to the Business Combination or if additional material weaknesses are identified in the future, a material weakness may exist in internal controls over financial reporting of GEAC subsequent to the Business Combination.

The primary factors contributing to the material weakness in financial statement close process of Row 44 were:

•	Inadequate segregation of duties over various accounting and financial reporting functions.
•	Schedules prepared by the Company’s Director-Finance are not reviewed for accuracy, thereby allowing for the possibility that undetected errors will be reflected in the financial statements.

Row 44 has begun taking measures and plans to take additional measures to remediate the underlying causes of the material weakness, primarily through the development and implementation of formal policies, improved processes, improved systems and documented procedures, as well as hiring of additional finance personnel. Row 44 plans to complete this remediation process as quickly as possible. However, Row 44 cannot at this time estimate how long it will take, whether this remediation process will be complete prior to the Business Combination, or if it can successfully remediate the material weakness. If Row 44 is unable to successfully remediate this material weakness prior to the Business Combination, GEAC could be unable to produce accurate and timely financial statements. Any failure to timely provide required financial information could materially and adversely impact GEAC’s financial condition and the market value of its securities.

AIA’s auditors identified a material weakness in AIA’s internal control over financial reporting in connection with its most recent audit.

In the course of auditing the financial statements of AIA for the years ended December 31, 2011, 2010 and 2009, AIA’s independent auditor considered AIA’s internal control over financial reporting and identified a deficiency that it concluded represented a material weakness. Under U.S. GAAP, a material weakness is defined as a deficiency, or a combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility of a material misstatement of AIA’s annual or interim financial statements that may not be prevented or detected and corrected on a timely basis.

AIA prepared its consolidated financial statements for the years ended December 31, 2011, 2010, and 2009 in conformity with IFRS EU. Those financial statements, for purposes of the proposed transaction for which this proxy statement has been prepared, includes reconciliation from IFRS EU to U.S. GAAP in accordance with Item 18 of Form 20-F. U.S. GAAP varies in certain respects from IFRS EU and AIA’s management does not have sufficient personnel with training and experience in reporting under U.S. GAAP to ensure the reconciliations are prepared appropriately. Therefore, AIA hired third party consultants to assist AIA with evaluating and calculating the differences between IFRS EU and U.S. GAAP, as well as preparing the required disclosures included in the U.S. GAAP reconciliations in AIA’s annual and interim financial statements.

AIA concurs with the findings of its independent auditor, and has agreed to remediate this deficiency and develop plans commensurate with the closing of the Business Combination, which may include either hiring appropriate personnel or utilizing the personnel that are available through GEAC. Once AIA becomes consolidated (for accounting purposes) with GEAC, if it is unable to produce accurate and timely financial statements under U.S. GAAP for consolidation with GEAC, the stock price of GEAC may be adversely affected and GEAC may be unable to maintain compliance with listing requirements of the Nasdaq Stock Market.

We may not be able to timely and effectively implement controls and procedures required by Section 404 of the Sarbanes-Oxley Act of 2002 that will be applicable to us after the Business Combination.

Neither Row 44 nor AIA is currently subject to Section 404 of the Sarbanes-Oxley Act of 2002. However, following the Business Combination, we will be subject to Section 404. The standards required for a public company under Section 404 of the Sarbanes-Oxley Act of 2002 are significantly more stringent than those required of Row 44 as a privately-held company or AIA, as a public company in Germany. Management may not be able to effectively and timely implement controls and procedures that adequately respond to the increased regulatory compliance and reporting requirements that will be applicable to the Company after the

Business Combination. If we are not able to implement the additional requirements of Section 404 in a timely manner or with adequate compliance, we may not be able to assess whether our internal controls over financial reporting are effective, which may subject us to adverse regulatory consequences and could harm investor confidence and the market price of our common stock.

Our working capital will be reduced if our stockholders exercise their redemption rights in connection with the Business Combination, which may adversely affect our business and future operations.

Pursuant to our amended and restated certificate of incorporation, holders of public shares may demand that we redeem their shares for a pro rata share of the cash held in the trust account, less franchise taxes and income tax payable, calculated as of two business days prior to the closing.

If the Business Combination is consummated, the funds held in the trust account will be released to pay (i) GEAC stockholders who properly exercise their redemption rights, (ii) up to $6.6 million in deferred underwriting compensation and certain advisory fees to the underwriters of our initial public offering and other designated persons and certain additional fees for other advisory and transaction support services, (iii) our Sponsor or its members or affiliates amounts owed pursuant to unpaid loans made to the Company and unreimbursed, out-of-pocket expenses incurred on behalf of the Company in connection with the Company’s business and operations in the aggregate amount of approximately $1,000,000, (iv) all fees, costs and expenses (including regulatory fees, legal fees, accounting fees, printer fees, and other professional fees) that were incurred by the Company, GEAC Merger Sub, Row 44, AIA, or PAR in connection with the transactions contemplated by the Business Combination and (v) unpaid franchise and income taxes of the Company.

Pursuant to the Row 44 Merger Agreement, we may use up to $150.4 million of the $189.6 million as of December 31, 2012 in the trust account to pay our stockholders who properly exercise their redemption rights. The first $71.3 million of these payments, should they occur, will be offset through corresponding purchases of shares of our common stock by PAR and Putnam pursuant to the terms of the Backstop Agreements. Redemption payments in excess of $71.3 million will result in a corresponding decrease in funds available for our working capital after the Business Combination. If the remaining amount is insufficient to fund our working capital requirements, we would need to borrow funds necessary to satisfy such requirements or sell additional shares of our common stock, which would result in the dilution of the ownership interest of the holders of our common stock. There is no assurance that such funds would be available to us on terms favorable to us or at all. If such funds were not available, our operations and profitability may be adversely affected.

Our working capital will be reduced if we purchase shares from public stockholders who indicate an intention to vote against the Business Combination.

In connection with the stockholder vote to approve the proposed Business Combination, we may privately negotiate transactions to purchase shares after the closing of the Business Combination from stockholders who would have otherwise elected to have their shares redeemed for a per-share pro rata portion of the trust account. The Sponsor, our directors, officers, or advisors or their respective affiliates may also purchase shares in privately negotiated transactions from public stockholders who indicate an intention to vote against the Business Combination. Such a purchase would include a contractual acknowledgement that such stockholder, although still the record holder of our shares is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights or vote against the Business Combination. In the event that we, the Sponsor, our directors, officers or advisors or our or their affiliates purchase shares in privately negotiated transactions from public stockholders who have already elected to exercise their redemption rights or vote against Business Combination, such selling stockholders would be required to revoke their prior elections to redeem their shares. Any such privately negotiated purchases may be effected at purchase prices that are in excess of the per-share pro rata portion of the trust account. In the event that we are the buyer in such privately negotiated purchases, we could elect to use trust account proceeds to pay the purchase price in such transactions after the closing of the Business Combination, which would have the effect of reducing the working capital available to the Company after the Business Combination.

Subsequent to the consummation of the Business Combination, we may be required to take write-downs or write-offs, restructuring and impairment or other charges that could have a significant negative effect on our financial condition, results of operations and stock price, which could cause you to lose some or all of your investment.

Although we have conducted due diligence on Row 44 and AIA, we cannot assure you that this diligence revealed all material issues that may be present in Row 44’s and AIA’s respective businesses, that it would be possible to uncover all material issues through a customary amount of due diligence, or that factors outside of our, Row 44’s and AIA’s control will not later arise. As a result, we may be forced to later write-down or write-off assets, restructure its operations, or incur impairment or other charges that could result in losses. Even if our due diligence successfully identifies certain risks, unexpected risks may arise and previously known risks may materialize in a manner not consistent with our preliminary risk analysis. Even though these charges may be non-cash items and not have an immediate impact on our liquidity, the fact that we report charges of this nature could contribute to negative market perceptions about the Company or its securities. In addition, charges of this nature may cause us to be unable to obtain future financing on favorable terms or at all.

Concentration of ownership after the Business Combination may have the effect of delaying or preventing a change in control.

If the Business Combination is consummated, PAR will own approximately 42%, former Row 44 equity holders other than PAR and AIA will own 17%, and our founders will own 7% of the issued and outstanding shares of our capital stock, assuming, in each case, that no holders of public shares elect to redeem their shares for a portion of the trust account and we do not issue any additional shares of our capital stock pursuant to the Purchase Options or otherwise. These percentages exclude approximately 3.0 million shares of capital stock of the Company to be issued pursuant to the Row 44 Merger to AIA, which will be a majority-owned subsidiary of the Company after the consummation of the Business Combination, and which shares therefore will not be considered outstanding. As a result, these stockholders, if acting together, have the ability to determine the outcome of corporate actions of the Company requiring stockholder approval. This concentration of ownership may have the effect of delaying or preventing a change in control and might adversely affect the market price of our common stock.

Future sales of our common stock may cause the market price of our securities to drop significantly, even if our business is doing well.

Former Row 44 equity holders will be subject to certain lock-up agreements after the closing. In accordance with these agreements, Row 44 stockholders will not be permitted to sell (a) (i) 40% of the Company shares held by such holder (including shares underlying any warrants), and (ii) any of the Escrow Shares held in escrow for such stockholders’ benefit (in each excluding any shares issued under the Backstop Agreements) until the earlier to occur of (A) the six-month anniversary of closing, or (B) if the last sales price of Company shares exceeds $12.00 per share for any 20 trading days within any 30-trading day period commencing at least 45 days after closing, the last day of such 30-trading day period, and (b) the remaining Company shares until the earlier to occur of (i) the first anniversary of closing, or (ii) if the last sales price of Company shares exceeds $12.00 per share for any 20 trading days within any 30-trading day period commencing at least six months after closing, the last day of such 30-trading day period. Similarly, Row 44 option holders will not be permitted to sell (a) 50% of the Company shares held by such holder (including shares underlying any warrants) until the earlier to occur of (i) the six-month anniversary of closing, or (ii) if the last sales price of Company shares exceeds $12.00 per share for any 20 trading days within any 30-trading day period commencing at least 45 days after closing, the last day of such 30-trading day period, and (b) the remaining Company shares until the earlier to occur of (i) the first anniversary of closing, or (ii) if the last sales price of Company shares exceeds $12.00 per share for any 20 trading days within any 30-trading day period commencing at least six months after closing, the last day of such 30-trading day period. None of the shares we may issue pursuant to the Backstop Agreements will be subject to a lock-up provision.

Upon the closing of the Business Combination, we will enter into an amended and restated registration rights agreement with respect to the founder shares, shares of our common stock underlying the sponsor warrants, the shares of our common stock (including shares of voting common stock issuable upon conversion of the non-voting common stock) that we will issue under the Row 44 Merger Agreement, the AIA Stock Purchase Agreement and the Backstop Agreements, and shares of common stock underlying any warrants originally exercisable for shares of capital stock of Row 44, which warrants, pursuant to the terms of Row 44 Merger Agreement, are now, or may be, exercisable, for shares of our common stock, which securities we collectively refer to as “registrable securities.” The stockholders of Row 44 (other than PAR) that receive shares of our common stock pursuant to the Row 44 Merger Agreement will be intended third party beneficiaries of the registration rights agreement. This registration rights agreement amends and restates entirely the registration rights agreement we entered into in connection with our initial public offering. Under this agreement, we have agreed to file a registration statement with the SEC within seven (7) business days after the Business Combination covering the resale of the registrable securities. Holders of (i) a majority of the founder shares, (ii) a majority of the shares issued to PAR and its affiliates under the Row 44 Merger Agreement, the AIA Stock Purchase Agreement and the PAR Backstop Agreement, or (iii) at least 10,000,000 of the registrable securities will also be entitled to require the Company to undertake an underwritten public offering of all or a portion of the registrable securities pursuant to an effective registration statement, no more than once during any six month period, so long as the estimated market value of the registrable securities to be sold in such offering is at least $71.3 million. Holders of registrable securities will also have certain “piggyback” registration rights with respect to registration statements filed subsequent to the Business Combination.

Upon effectiveness of the registration statement we file pursuant to the registration rights agreement, or upon the expiration of the lockup periods applicable to the capital stock that we will issue to Row 44 equity holders, these parties may sell large amounts of our stock in the open market or in privately negotiated transactions, which could have the effect of increasing the volatility in our stock price or putting significant downward pressure on the price of our stock.

Although we expect our common stock will be listed on Nasdaq after the closing, there can be no assurance that our common stock will be so listed or, if listed, that we will be able to comply with the continued listing standards of Nasdaq.

Our common stock, units and warrants are currently listed on Nasdaq. In connection with the closing of the Business Combination, we have applied to continue to list our common stock on Nasdaq after the closing under the symbol “ENT.” As part of the application process, we are required to provide evidence that we are able to meet the continuing listing requirements of Nasdaq, including the requirement that our common stock is held by a minimum of 300 holders. On January 2, 2013, we received a letter from the staff of the Listing Qualifications Department of Nasdaq, stating that it had determined to initiate procedures to delist the Company’s securities from Nasdaq because the Company did not hold an annual meeting of stockholders in 2012 and because our common stock does not comply with the minimum 300 public holders requirement for continued listing. The Company has appealed the determination, which has stayed the delisting of GEAC’s securities from Nasdaq pending a hearing before Nasdaq’s Hearing Panel. The hearing has been scheduled for March 7, 2013, which is after the date by which the Company must complete an initial business combination or otherwise cease operations and liquidate its trust account. We intend to provide evidence to Nasdaq that we will meet the minumum 300 public holders requirement in connection with the closing of the Business Combination. However, there can be no assurance that we will be able to meet the listing standards of Nasdaq at the closing, or if we do, that we will continue to meet the listing requirements after the closing.

If, after the Business Combination, Nasdaq delists our common stock from trading on its exchange for failure to meet the listing standards, we and our stockholders could face significant material adverse consequences including:

•	a limited availability of market quotations for our securities;
•	a determination that our common stock is a “penny stock” which will require brokers trading in our common stock to adhere to more stringent rules, possibly resulting in a reduced level of trading activity in the secondary trading market for our common stock;
•	a limited amount of analyst coverage; and
•	a decreased ability to issue additional securities or obtain additional financing in the future.

GEAC may apply the net proceeds released from the trust account in a manner that does not improve our results of operations or increase the value of your investment.

If the Business Combination is consummated, the funds held in the trust account will be released to pay (i) GEAC stockholders who properly exercise their redemption rights, (ii) up to $6.6 million in deferred underwriting compensation and certain advisory fees to the underwriters of our initial public offering and other designated persons and certain additional fees for other advisory and transaction support services, (iii) our Sponsor or its members or affiliates amounts owed pursuant to unpaid loans made to the Company and unreimbursed, out-of-pocket expenses incurred on behalf of the Company in connection with the Company’s business and operations in the aggregate amount of approximately $1,000,000, (iv) all fees, costs and expenses (including regulatory fees, legal fees, accounting fees, printer fees, and other professional fees) that were incurred by the Company, GEAC Merger Sub, Row 44, AIA, or PAR in connection with the transactions contemplated by the Business Combination and (v) unpaid franchise and income taxes of the Company.

Although permitted under our amended and restated certificate of incorporation, we will not, prior to consummation of the Business Combination, release amounts from the trust account to purchase in the open market shares of our common stock sold in our initial public offering.

Other than these uses, we do not have specific plans for the funds and will have broad discretion regarding how we use such funds. These funds could be used in a manner with which you may not agree or applied in ways that do not improve the Company’s results of operations or increase the value of your investment.

If the Business Combination’s benefits do not meet the expectations of investors or securities analysts, the market price of our securities may decline.

If the benefits of the Business Combination do not meet the expectations of investors or securities analysts, the market price of the Company’s securities prior to the closing of the Business Combination may decline. The market values of our securities at the time of the Business Combination may vary significantly from their prices on the date the Row 44 Merger Agreement and AIA Stock Purchase Agreement was executed, the date of this proxy statement, or the date on which our stockholders vote on the Business Combination. Because the share exchange ratio in the Row 44 Merger Agreement will not be adjusted to reflect any changes in the market price of our common stock, the market value of the Company common stock issued in the Business Combination may be higher or lower than the values of these shares on earlier dates.

In addition, following the Business Combination, fluctuations in the price of our securities could contribute to the loss of all or part of your investment. Prior to the Business Combination, there has not been a public market for Row 44’s stock, AIA’s stock has been publicly traded in on the Frankfurt Stock Exchange Xetra electronic platform and trading in the shares of the Company’s common stock has not been active. Accordingly, the valuation ascribed to Row 44, the AIA Shares and our common stock in the Business Combination may not be indicative of the price that will prevail in the trading market following the Business Combination. If an active market for our securities develops and continues, the trading price of our securities following the Business Combination could be volatile and subject to wide fluctuations in response to various factors, some of which are beyond our control. Any of the factors listed below could have a material adverse effect on your investment in our securities and our securities may trade at prices significantly below the price you paid for them. In such circumstances, the trading price of our securities may not recover and may experience a further decline.

Factors affecting the trading price of the Company’s securities may include:

•	actual or anticipated fluctuations in our quarterly financial results or the quarterly financial results of companies perceived to be similar to us;
•	changes in the market’s expectations about our operating results;
•	success of competitors;
•	our operating results failing to meet the expectation of securities analysts or investors in a particular period;

•	changes in financial estimates and recommendations by securities analysts concerning the Company, the market for in-flight entertainment, the airline industry, or the travel market in general;
•	operating and stock price performance of other companies that investors deem comparable to the Company;
•	our ability to market new and enhanced products on a timely basis;
•	changes in laws and regulations affecting our business;
•	commencement of, or involvement in, litigation involving the Company;
•	changes in the Company’s capital structure, such as future issuances of securities or the incurrence of additional debt;
•	the volume of shares of our common stock available for public sale;
•	any major change in our board or management;
•	sales of substantial amounts of common stock by our directors, executive officers or significant stockholders or the perception that such sales could occur; and
•	general economic and political conditions such as recessions, interest rates, fuel prices, international currency fluctuations and acts of war or terrorism.

Broad market and industry factors may materially harm the market price of our securities irrespective of our operating performance. The stock market in general, and Nasdaq have experienced price and volume fluctuations that have often been unrelated or disproportionate to the operating performance of the particular companies affected. The trading prices and valuations of these stocks, and of our securities, may not be predictable. A loss of investor confidence in the market for retail stocks or the stocks of other companies which investors perceive to be similar to the Company could depress our stock price regardless of our business, prospects, financial conditions or results of operations. A decline in the market price of our securities also could adversely affect our ability to issue additional securities and our ability to obtain additional financing in the future.

Warrants will become exercisable for our common stock, which would increase the number of shares eligible for future resale in the public market and result in dilution to our stockholders.

Outstanding warrants to purchase an aggregate of 26,659,167 shares of our common stock will become exercisable for a like number of shares of our common stock in accordance with the terms of the warrant agreement governing those securities. These warrants consist of 18,992,500 warrants originally sold as part of units in our initial public offering and 7,000,000 sponsor warrants that were sold by the Company to the Sponsor in a private sale simultaneously with our initial public offering. Additionally, on November 21, 2012, the Sponsor advanced to the Company $500,000 pursuant to a convertible note issued by the Company to the Sponsor. The Sponsor has advised the Company that, at the closing, it intends to convert the aggregate principal amount of $500,000 outstanding under the convertible note into 666,667 sponsor warrants. These warrants will become exercisable 30 days after the completion of the Business Combination, and will expire at 5:00 p.m., New York time, five years after the completion of the Business Combination or earlier upon redemption or liquidation. The exercise price of these warrants is $11.50 per share, or $306,580,421 in the aggregate for all shares underlying these warrants. In addition, certain warrants to purchase shares of Row 44 capital stock will become exercisable for 5,848,472 shares of our common stock as a result of the Row 44 Merger. To the extent such warrants are exercised, additional shares of our common stock will be issued, which will result in dilution to the holders of common stock of the Company and increase the number of shares eligible for resale in the public market. Sales of substantial numbers of such shares in the public market could adversely affect the market price of our common stock.

If, following the Business Combination, securities or industry analysts do not publish or cease publishing research or reports about the Company, its business, or its market, or if they change their recommendations regarding our common stock adversely, the price and trading volume of our common stock could decline.

The trading market for our common stock will be influenced by the research and reports that industry or securities analysts may publish about us, our business, our market, or our competitors. Securities and industry analysts do not currently, and may never, publish research on the Company. If no securities or industry analysts commence coverage of the Company, our stock price and trading volume would likely be negatively impacted. If any of the analysts who may cover the Company change their recommendation regarding our stock adversely, or provide more favorable relative recommendations about our competitors, the price of our common stock would likely decline. If any analyst who may cover the Company were to cease coverage of the Company or fail to regularly publish reports on it, we could lose visibility in the financial markets, which in turn could cause our stock price or trading volume to decline.

We will be a holding company with no business operations of our own and will depend on cash flow from Row 44 and AIA to meet our obligations.

Following the Business Combination, we will be a holding company with no business operations of our own or material assets other than the stock of our subsidiaries. All of our operations will be conducted by our subsidiaries, Row 44 and AIA. As a holding company, we will require dividends and other payments from our subsidiaries to meet cash requirements. The terms of any agreements governing indebtedness that we may enter into may restrict our subsidiaries from paying dividends and otherwise transferring cash or other assets to us. If there is an insolvency, liquidation or other reorganization of any of our subsidiaries, our stockholders likely will have no right to proceed against their assets. Creditors of those subsidiaries will be entitled to payment in full from the sale or other disposal of the assets of those subsidiaries before the Company, as an equity holder, would be entitled to receive any distribution from that sale or disposal. If Row 44 and or AIA is unable to pay dividends or make other payments to the Company when needed, we will be unable to satisfy our obligations.

Our corporate structure may create tax inefficiencies.

As a result of the Business Combination, AIA will become a majority-owned subsidiary of GEAC and thus a controlled foreign corporation of GEAC for U.S. federal income tax purposes. This organizational structure may create inefficiencies, as certain types of income and investments of AIA that otherwise would not be currently taxable under general tax principles, may become taxable. In addition, distributions from the operating subsidiaries of AIA may be subject to additional withholding tax and result in lower profits. It is our intention to streamline our corporate structure following the Business Combination and, by doing so, certain transactions in the restructuring could be taxable in the United States and Germany. We cannot presently predict the impact such restructuring may have on U.S. and foreign tax liability.

Anti-takeover provisions contained in our certificate of incorporation and bylaws, as well as provisions of Delaware law, could impair a takeover attempt.

The Company’s certificate of incorporation and bylaws contain provisions that could have the effect of delaying or preventing changes in control or changes in our management without the consent of our board of directors. These provisions include:

•	a classified board of directors with three-year staggered terms, which may delay the ability of stockholders to change the membership of a majority of our board of directors;
•	no cumulative voting in the election of directors, which limits the ability of minority stockholders to elect director candidates;
•	the exclusive right of our board of directors to elect a director to fill a vacancy created by the expansion of the board of directors or the resignation, death, or removal of a director, which prevents stockholders from being able to fill vacancies on our board of directors;
•	the ability of our board of directors to determine to issue shares of preferred stock and to determine the price and other terms of those shares, including preferences and voting rights, without stockholder approval, which could be used to significantly dilute the ownership of a hostile acquirer;

•	a prohibition on stockholder action by written consent, which forces stockholder action to be taken at an annual or annual meeting of our stockholders;
•	the requirement that an annual meeting of stockholders may be called only by the chairman of the board of directors, the chief executive officer, or the board of directors, which may delay the ability of our stockholders to force consideration of a proposal or to take action, including the removal of directors;
•	limiting the liability of, and providing indemnification to, our directors and officers;
•	controlling the procedures for the conduct and scheduling of stockholder meetings;
•	providing the board of directors with the express power to postpone previously scheduled annual meetings of stockholders and to cancel previously scheduled annual meetings of stockholders;
•	providing that directors may be removed prior to the expiration of their terms by stockholders only for cause; and
•	advance notice procedures that stockholders must comply with in order to nominate candidates to our board of directors or to propose matters to be acted upon at a stockholders’ meeting, which may discourage or deter a potential acquirer from conducting a solicitation of proxies to elect the acquirer’s own slate of directors or otherwise attempting to obtain control of the Company’s.

These provisions, alone or together, could delay hostile takeovers and changes in control of the Company or changes in our management.

As a Delaware corporation, we are also subject to provisions of Delaware law, including Section 203 of the DGCL, which prevents some stockholders holding more than 15% of our outstanding common stock from engaging in certain business combinations without approval of the holders of substantially all of GEAC’s outstanding common stock. Any provision of our certificate of incorporation or bylaws or Delaware law that has the effect of delaying or deterring a change in control could limit the opportunity for our stockholders to receive a premium for their shares of our common stock, and could also affect the price that some investors are willing to pay for our common stock.

If we are unable to effect a business combination by February 18, 2013, we will be forced to liquidate and the warrants will expire worthless.

If we do not complete a business combination by February 18, 2013, our amended and restated certificate of incorporation provides that we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, subject to lawfully available funds therefor, redeem 100% of the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest but net of franchise and income taxes payable (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and subject to the requirement that any refund of income taxes that were paid from the trust account which is received after the redemption shall be distributed to the former public stockholders, and (iii) as promptly as reasonably possible following such redemptions, subject to the approval of the remaining stockholders and the board of directors in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. In the event of liquidation, there will be no distribution with respect to the company’s outstanding warrants. Accordingly, the warrants will expire worthless.

For illustrative purposes, based on funds in the trust account of $189.6 million on December 31, 2012, the estimated per share redemption price would have been approximately $9.97. We do not anticipate the trust account balance at the time the Business Combination is completed will be materially greater than the funds held in trust as of December 31, 2012.

If we are forced to liquidate, our stockholders may be held liable for claims by third parties against the Company to the extent of distributions received by them.

Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The pro rata portion of the trust account distributed to our public stockholders upon the redemption of 100% of our public shares in the event we do not consummate an initial business combination by February 18, 2013 may be considered a liquidation distribution under Delaware law. If a corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution. However, we intend to redeem our public shares as soon as reasonably possible following February 18, 2013 in the event we do not consummate an initial business combination and, therefore, we do not intend to comply with those procedures.

Because we will not be complying with Section 280, Section 281(b) of the DGCL requires the Company to adopt a plan, based on facts known to us at such time that will provide for the payment of all existing and pending claims or claims that may be potentially brought against the Company within the 10 years following dissolution. However, because we are a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses, the only likely claims to arise would be from vendors (such as lawyers, investment bankers, and consultants) or prospective target businesses. If the Company’s plan of distribution complies with Section 281(b) of the DGCL, any liability of our stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would likely be barred after the third anniversary of the dissolution. There can be no assurance that we will properly assess all claims that may be potentially brought against us. As such, our stockholders could potentially be liable for any claims to the extent of distributions received by them (but no more) and any liability of its stockholders may extend beyond the third anniversary of such date. Furthermore, if the pro rata portion of the trust account distributed to our public stockholders upon the redemption of 100% of our public shares in the event we do not consummate an initial business combination within the required timeframe is not considered a liquidation distribution under Delaware law and such redemption distribution is deemed to be unlawful, then pursuant to Section 174 of the DGCL, the statute of limitations for claims of creditors could then be six years after the unlawful redemption distribution, instead of three years, as in the case of a liquidation distribution.

If we are forced to file a bankruptcy case or an involuntary bankruptcy case is filed against us which is not dismissed, any distributions received by stockholders could be viewed under applicable debtor/creditor and/or bankruptcy laws as either a “preferential transfer” or a “fraudulent conveyance.” As a result, a bankruptcy court could seek to recover all amounts received by our stockholders. Furthermore, because we intend to distribute the proceeds held in the trust account to our public stockholders promptly after February 18, 2013 in the event we do not consummate an initial business combination, this may be viewed or interpreted as giving preference to our stockholders over any potential creditors with respect to access to or distributions from the Company’s assets. Furthermore, our board of directors may be viewed as having breached its fiduciary duties to the Company’s creditors and/or may have acted in bad faith, thereby exposing itself and the Company to claims of punitive damages, by paying our stockholders from the trust account prior to addressing the claims of creditors. There can be no assurance that claims will not be brought against the Company for these reasons.

Unlike some other blank check companies, the Company does not have a specified maximum redemption threshold. The absence of such a redemption threshold will make it easier for us to consummate the Business Combination even if a substantial number of our stockholders do not agree.

Since the Company has no specified maximum redemption threshold, our structure is different in this respect from the structure that has been used by some blank check companies. Previously, blank check companies would not be able to consummate a business combination if the holders of the company’s public shares voted against a proposed business combination and elected to redeem or convert more than a specified percentage of the shares sold in such company’s initial public offering, which percentage threshold is typically between 19.99% and 39.99%. As a result, we may be able to consummate the Business Combination even though a substantial number of our public stockholders do not agree with the transaction and have redeemed their shares. In no event, however, will we redeem public shares in an amount that would cause our stockholders’ equity to be less than $5,000,001 (17,794,592 shares or 93.7% of the Company’s issued and outstanding public shares of common stock, as of December 31, 2012). In addition, it is a condition to closing under the Row 44 Merger Agreement that holders of no more than 15,036,667 public shares exercise their redemption rights.

Activities taken by the Company and its affiliates to purchase, directly or indirectly, public shares will increase the likelihood of approval of the Business Combination Proposal and other proposals and may affect the market price of the Company’s securities during the buyback period.

We may enter into privately negotiated transactions to purchase public shares from stockholders following consummation of the Business Combination with proceeds released to it from the trust account immediately following consummation of the Business Combination. Our Sponsor, directors, officers, advisors or their affiliates may also purchase shares in privately negotiated transactions either prior to or following the consummation of the Business Combination. Neither we nor our Sponsor, directors, officers, advisors or their affiliates will make any such purchases when such parties are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act. Although neither we nor our Sponsor, directors, officers, advisors or their affiliates currently anticipate paying any premium purchase price for such public shares, in the event such parties do, the payment of a premium may not be in the best interest of those stockholders not receiving any such additional consideration. In addition, the payment of a premium by the Company after the consummation of the Business Combination may not be in the best interest of the remaining stockholders who do not redeem their shares, because such stockholders will experience a reduction in book value per share compared to the value received by stockholders that have their shares purchased by the Company at a premium. Except for the limitations described above on use of trust proceeds released to the Company prior to consummating the Business Combination, there is no limit on the number of shares that could be acquired by the Company or our Sponsor, directors, officers, advisors or their affiliates, or the price such parties may pay.

If such transactions are effected, the consequence could be to cause the Business Combination to be approved in circumstances where such approval could not otherwise be obtained. Purchases of shares by the persons described above would allow them to exert more influence over the approval of the Business Combination Proposal and other proposals and would likely increase the chances that such proposals would be approved. In addition, if the market does not view the Business Combination positively, purchases of public shares may have the effect of counteracting the market’s view, which would otherwise be reflected in a decline in the market price of our securities. In addition, the termination of the support provided by these purchases may materially adversely affect the market price of our securities.

As of the date of this proxy statement, no agreements with respect to the private purchase of public shares by the Company or the persons described above have been entered into with any such investor or holder. We will file a Current Report on Form 8-K with the SEC to disclose private arrangements entered into or significant private purchases made by any of the aforementioned persons that would affect the vote on the Business Combination Proposal or other proposals.

Our stockholders will experience immediate dilution as a consequence of the issuance of common stock as consideration in the Business Combination. Having a minority share position may reduce the influence that our current stockholders have on the management of the Company.

We will issue 37,056,741 shares of our capital stock at the closing of the Business Combination to PAR and the other Row 44 stockholders, subject to adjustment and (with respect to the Row 44 Merger) an escrow holdback pursuant to the terms of the Row 44 Merger Agreement and AIA Stock Purchase Agreement, as applicable. As a result, our current stockholders will hold 23,161,585 shares or approximately 39% of the issued shares of the Company (assuming that no holders of public shares elect to redeem their shares for a portion of the trust account and we do not issue any additional shares of our capital stock pursuant to the

Purchase Options or otherwise). Consequently, the ability of the our current stockholders following the Business Combination to influence management of the Company through the election of directors will be substantially reduced.

If our stockholders fail to comply with the redemption requirements specified in this proxy statement, they will not be entitled to redeem their shares of our common stock for a pro rata portion of the trust account.

Holders of public shares are not required to affirmatively vote against the Business Combination Proposal in order to exercise their rights to redeem their shares for a pro rata portion of the trust account. In order to exercise their redemption rights, they are required to submit a request in writing and deliver their stock (either physically or electronically) to our transfer agent at least on business day prior to the closing. Stockholders electing to redeem their shares will receive their pro rata portion of the trust account less franchise and income taxes payable, calculated as of two business days prior to the anticipated consummation of the Business Combination. See the section entitled “Special Meeting in Lieu of 2012 and 2013 Annual Meetings of GEAC Stockholders — Redemption Rights” beginning on page 86 for additional information on how to exercise your redemption rights.

Directors of the Company have potential conflicts of interest in recommending that securityholders vote in favor of approval of the Business Combination Proposal and approval of the other proposals described in this proxy statement.

When considering our board of directors’ recommendation that the our stockholders vote in favor of the approval of the Business Combination Proposal, our stockholders should be aware that directors and executive officers of the Company have interests in the Business Combination that may be different from, or in addition to, the interests of our stockholders. These interests include:

•	the continued right of the founders to hold our common stock following the Business Combination, subject to the lock-up agreements;
•	the continued right of the founders to hold sponsor warrants to purchase shares of our common stock;
•	the continuation of two officers of GEAC as directors (but not officers) of the Company;
•	the repayment of loans made by, and the reimbursement of out-of-pocket expenses incurred by, certain officers or directors or their affiliates in the aggregate amount of approximately $1,000,000; and
•	the continued indemnification of current directors and officers of the Company and the continuation of directors’ and officers’ liability insurance after the Business Combination.

These interests may influence our directors in making their recommendation that you vote in favor of the Business Combination Proposal, and the transactions contemplated thereby.

GEAC’s founders, directors and executive officers have certain interests in consummating the Business Combination that may have influenced their decision to approve the Business Combination.

Certain of our founders, directors and entities affiliated with certain of our directors and executive officers, own shares of common stock that were issued prior to our initial public offering. Such purchasers have waived their right to receive distributions with respect to the founder shares upon our liquidation which will occur if we are unable to complete the Business Combination by February 18, 2013. Accordingly, the founder shares will be worthless if we are forced to liquidate. In addition, in the event of the Company’s liquidation, the Company’s warrants, including the sponsor warrants held by certain of our directors and executive officers, will expire worthless. These financial interests of the founders, officers and directors and entities affiliated with them may have influenced their decision to approve the Business Combination. You should consider these interests when evaluating the Business Combination and the recommendation of our board of directors to vote in favor of the Business Combination Proposal and other proposals to be presented to the stockholders.

The exercise of discretion by our directors and officers in agreeing to changes to the terms of or waivers of closing conditions in the Row 44 Merger Agreement and the AIA Stock Purchase Agreement may result in a conflict of interest when determining whether such changes to the terms of the Row 44 Merger Agreement or the AIA Stock Purchase Agreement or waivers of conditions are appropriate and in the GEAC’s securityholders’ best interest.

In the period leading up to the closing of the Business Combination, events may occur that, pursuant to the Row 44 Merger Agreement or the AIA Stock Purchase Agreement, would require the Company to agree to amend the Row 44 Merger Agreement or the AIA Stock Purchase Agreement, to consent to certain actions taken by PAR or to waive rights that we are entitled to under those agreements. Such events could arise because of changes in the course of Row 44’s business, a request by PAR to undertake actions that would otherwise be prohibited by the terms of the Row 44 Merger Agreement or the AIA Stock Purchase Agreement or the occurrence of other events that would have a material adverse effect on Row 44’s business and would entitle the Company to terminate the Row 44 Merger Agreement or the AIA Stock Purchase Agreement. In any of such circumstances, it would be in the discretion of the Company, acting through its board of directors, to grant its consent or waive its rights. The existence of the financial and personal interests of the directors described elsewhere in this proxy statement may result in a conflict of interest on the part of one or more of the directors between what he may believe is best for the Company and our securityholders and what he may believe is best for himself or his affiliates in determining whether or not to take the requested action. As of the date of this proxy statement, we do not believe there will be any changes or waivers that its directors and officers would be likely to make after stockholder approval of the Business Combination has been obtained. While certain changes could be made without further stockholder approval, if there is a change to the terms of the transaction that would have a material impact on the stockholders, we will be required to circulate a new or amended proxy statement or supplement thereto and resolicit the vote of our stockholders with respect to the Business Combination Proposal.

If we are unable to complete the Business Combination by February 18, 2013, our amended and restated certificate of incorporation provides that its corporate existence will automatically terminate and we will dissolve and liquidate. In such event, third parties may bring claims against the Company and, as a result, the proceeds held in trust could be reduced and the per share liquidation price received by stockholders could be less than $10.00 per share.

We must complete a business combination by February 18, 2013, when, pursuant to our amended and restated certificate of incorporation, our corporate existence will terminate and we will be required to liquidate. In such event, third parties may bring claims against the Company. Although we have obtained waiver agreements from many of the vendors and service providers we have engaged and prospective target businesses with which we have negotiated, whereby such parties have waived any right, title, interest or claim of any kind in or to any monies held in the trust account for the benefit of our public stockholders, there is no guarantee that such parties will not bring claims seeking recourse against the trust account including, but not limited to, fraudulent inducement, breach of fiduciary responsibility or other similar claims, as well as other claims challenging the enforceability of the waiver, in each case in order to gain advantage with respect to a claim against the Company’s assets, including the funds held in the trust account. Further, we could be subject to claims from parties not in contract with it who have not executed a waiver, such as a third party claiming tortious interference as a result of the Business Combination. Messrs. Sloan and Sagansky have agreed that they will be liable to the Company if and to the extent any claims by a vendor for services rendered or products sold to the Company, or a prospective target business with which us has discussed entering into a business combination agreement, reduce the amounts in the trust account to below $10.00 per share except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of our initial public offering against certain liabilities, including liabilities under the Securities Act. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, Messrs. Sloan and Sagansky will not be responsible to the extent of any liability for such third party claims. However, we have not asked Messrs. Sloan or Sagansky to reserve for such indemnification obligations and there can be no assurance that Messrs. Sloan or Sagansky would be able to satisfy those obligations. None of our officers will indemnify us for claims by third parties including, without limitation, claims by vendors and prospective target businesses. In addition, if Messrs. Sloan and Sagansky assert that they are unable to satisfy their obligations or that they have no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against Messrs. Sloan and Sagansky to enforce their indemnification obligations. While we currently expect that the Company’s independent directors would take legal action on their behalf against Messrs. Sloan and Sagansky to enforce their indemnification obligations, it is possible that the Company’s independent directors in exercising their business judgment may choose not to do so in any particular instance.

Stockholders of GEAC who wish to redeem their shares for a pro rata portion of the trust account must comply with specific requirements for redemption that may make it more difficult for them to exercise their redemption rights prior to the deadline for exercising redemption rights.

Public stockholders who wish to redeem their shares for a pro rata portion of the trust account must, among other things, tender their certificates to our transfer agent prior to the special meeting of stockholders or to deliver their shares to the transfer agent electronically through the DTC. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC and our transfer agent will need to act to facilitate this request. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, because we do not have any control over this process or over the brokers or DTC, it may take significantly longer than two weeks to obtain a physical stock certificate. If it takes longer than anticipated to obtain a physical certificate, stockholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.

The financial statements included in this proxy statement do not take into account the consequences to GEAC of a failure to complete a business combination by February 18, 2013.

The financial statements included in this proxy statement have been prepared assuming that we would continue as a going concern. As discussed in Note 1 to the Notes to the GEAC financial statements for the year ended December 31, 2011, we are required to complete the Business Combination by February 18, 2013. The possibility of the Business Combination not being consummated raises substantial doubt as to our ability to continue as a going concern and the financial statements do not include any adjustments that might result from the outcome of this uncertainty.

The GEAC board of directors did not obtain a third-party valuation or fairness opinion in determining whether or not to proceed with the Business Combination.

Our board of directors did not obtain a third-party valuation or fairness opinion in connection with their determination to approve the Business Combination. In analyzing the Business Combination, our board and management conducted due diligence on Row 44 and AIA, researched the industries in which each of Row 44 and AIA operates, and developed a long-range financial model and concluded that the Business Combination was in the best interest of our stockholders. The lack of a third-party valuation or fairness opinion may lead an increased number of our stockholders to vote against the Business Combination Proposal or demand redemption of their shares of our common stock, which could potentially impact our ability to consummate the Business Combination.

The Company, Row 44 and AIA will be subject to business uncertainties and contractual restrictions while the Business Combination is pending.

Uncertainty about the effect of the Business Combination on employees and customers may have an adverse effect on the Company, Row 44 and AIA. These uncertainties may impair our or Row 44’s or AIA’s ability to retain and motivate key personnel and could cause customers and others that deal with any of us or them to defer entering into contracts or making other decisions or seek to change existing business relationships. If key employees depart because of uncertainty about their future roles and the potential complexities of the Business Combination, our or Row 44’s or AIA’s business could be harmed.

We will incur significant transaction and transition costs in connection with the Business Combination.

We expect to incur significant, non-recurring costs in connection with consummating the Business Combination and integrating the operations of Row 44 and AIA and operating as a public company. We may incur additional costs to maintain employee morale and to retain key employees. We will also incur significant fees and expenses relating to financing arrangements and legal, accounting and other transaction fees and costs associated with the Business Combination. Some of these costs are payable regardless of whether the Business Combination is completed.

The unaudited pro forma financial information included in this document may not be indicative of what our actual financial position or results of operations would have been.

The unaudited pro forma financial information in this proxy statement is presented for illustrative purposes only and is not necessarily indicative of what our actual financial position or results of operations would have been had the Business Combination been completed on the dates indicated. See the section entitled “Unaudited Pro Forma Condensed Combined Financial Information” beginning on page 32 for more information.

Registration of the shares underlying the warrants and a current prospectus may not be in place when an investor desires to exercise warrants, thus precluding such investor from being able to exercise its warrants and causing such warrants to expire worthless.

Under the warrant agreement, we will be obligated to use our best efforts to maintain the effectiveness of a registration statement under the Securities Act, and a current prospectus relating thereto, until the expiration of the warrants in accordance with the provisions of the warrant agreement. In addition, we will be obligated to use our best efforts to register the shares of common stock issuable upon exercise of a warrant under the blue sky laws of the states of residence of the exercising warrant holder to the extent an exemption is not available.

If any such registration statement is not effective on the 60th day following the closing of the Business Combination or afterward, we will be required to permit holders to exercise their warrants on a cashless basis, under certain circumstances specified in the warrant agreement. However, no warrant will be exercisable for cash or on a cashless basis, and we will not be obligated to issue any shares to holders seeking to exercise their warrants, unless the shares issuable upon such exercise are registered or qualified under the Securities Act and securities laws of the state of the exercising holder to the extent an exemption is unavailable. In no event will we be required to issue cash, securities or other compensation in exchange for the warrants in the event that the shares underlying such warrants are not registered or qualified under the Securities Act or applicable state securities laws. If the issuance of the shares upon exercise of the warrants is not so registered or qualified, the holder of such warrant shall not be entitled to exercise such warrant and such warrant may have no value and expire worthless. In such event, holders who acquired their warrants as part of a purchase of units will have paid the full unit purchase price solely for the shares of common stock included in the units. If and when the warrants become redeemable, we may exercise our redemption right even if we are unable to register or qualify the underlying shares of common stock for sale under all applicable state securities laws.

We may redeem the public warrants prior to their exercise at a time that is disadvantageous to warrantholders, thereby making their warrants worthless.

We will have the ability to redeem the outstanding public warrants at any time after they become exercisable (which would not be before 30 days after the consummation of the Business Combination) and prior to their expiration at a price of $0.01 per warrant, provided that (i) the last reported sale price of our common stock equals or exceeds $18.00 per share for any 20 trading days within the 30 trading-day period ending on the third business day before we send the notice of such redemption and (ii) on the date we give notice of redemption and during the entire period thereafter until the time the warrants are redeemed, there is an effective registration statement under the Securities Act covering the shares of our common stock issuable upon exercise of the public warrants and a current prospectus relating to them is available. Redemption of the outstanding public warrants could force holders of public warrants:

•	to exercise their warrants and pay the exercise price therefor at a time when it may be disadvantageous for them to do so;
•	to sell their warrants at the then-current market price when they might otherwise wish to hold their warrants; or
•	to accept the nominal redemption price which, at the time the outstanding warrants are called for redemption, is likely to be substantially less than the market value of their warrants.

SPECIAL MEETING IN LIEU OF 2012 AND 2013 ANNUAL MEETINGS OF GEAC STOCKHOLDERS

General

We are furnishing this proxy statement to our stockholders as part of the solicitation of proxies by our board of directors for use at the special meeting of stockholders to be held on January 31, 2013, and at any adjournment or postponement thereof. This proxy statement is first being furnished to our stockholders on or about January 17, 2013. This proxy statement provides you with information you need to know to be able to vote or instruct your vote to be cast at the special meeting of stockholders, as applicable.

Date, Time and Place of Special Meeting

The special meeting of stockholders of GEAC will be held at 8:30 a.m. Eastern time, on January 31, 2013, at the offices of McDermott Will & Emery LLP, 340 Madison Avenue, New York, New York, or such other date, time and place to which such meeting may be adjourned or postponed, to consider and vote upon the proposals.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the special meeting of stockholders if you owned shares of our common stock at the close of business on December 17, 2012, which is the record date for the special meeting of stockholders. You are entitled to one vote for each share of our common stock that you owned as of the close of business on the record date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. GEAC warrants do not have voting rights. On the record date, there were 23,161,585 shares of GEAC common stock outstanding, of which 18,992,500 are public shares and 4,169,085 are founder shares held by our Sponsor, independent directors and executive officers, which were acquired prior to the initial public offering.

Vote of GEAC Founders

As of the record date for the special meeting, our Sponsor and our independent directors and executive officers owned an aggregate of approximately 18% of the outstanding shares of GEAC common stock, consisting of 4,169,085 shares which were purchased prior to our initial public offering, constituting all of the founder shares. The founders have not purchased any shares during or after our initial public offering.

Our founders have waived any redemption rights, including with respect to shares of common stock purchased in our initial public offering or in the aftermarket, in connection with Business Combination. The founder shares have no redemption rights upon our liquidation and will be worthless if no business combination is effected by us prior to February 18, 2013. However, our founders are entitled to redemption rights upon our liquidation distributions with respect to any public shares they may own.

In connection with our initial public offering, we and Citigroup Global Markets, the representative of the underwriters of the initial public offering, entered into agreements with each of our founders pursuant to which the founders agreed to (i) vote their shares acquired prior to our initial public offering in accordance with the vote of the majority in interest of all other public stockholders with respect to the Business Combination Proposal and (ii) vote their shares acquired during and after our initial public offering in favor of the Business Combination Proposal.

Quorum and Required Vote for Stockholder Proposals

A quorum of our stockholders is necessary to hold a valid meeting. A quorum will be present at the special meeting of stockholders if a majority of the common stock outstanding and entitled to vote at the special meeting of stockholders is represented in person or by proxy. Abstentions and broker non-votes will count as present for the purposes of establishing a quorum.

The approval of the Business Combination Proposal and the Incentive Plan Proposal requires the affirmative vote of the holders of a majority of the shares of our common stock voted at the special meeting of stockholders. Accordingly, a GEAC stockholder’s failure to vote by proxy or to vote in person at the special meeting, an abstention from voting, or the failure of a GEAC stockholder who holds his or her shares in “street name” through a broker or other nominee to give voting instructions to such broker or other nominee will have no effect on the outcome of any vote on the Business Combination Proposal and the Incentive Plan Proposal.

The approval of the Certificate Proposal requires the affirmative vote of the holders of a majority of the shares of our common stock. Accordingly, a GEAC stockholder’s failure to vote by proxy or to vote in person at the special meeting, an abstention from voting, or the failure of a GEAC stockholder who holds his or her shares in “street name” through a broker or other nominee to give voting instructions to such broker or other nominee will have the same effect as a vote “AGAINST” the Certificate Proposal.

The approval of the Director Election Proposal requires the affirmative vote of the holders of a plurality of the shares of our common stock represented in person or by proxy and entitled to vote thereon at the special meeting of stockholders. Accordingly, a GEAC stockholder’s failure to vote by proxy or to vote in person at the special meeting, an abstention from voting, or the failure of a GEAC stockholder who holds his or her shares in “street name” through a broker or other nominee to give voting instructions to such broker or other nominee will have no effect on the outcome of any vote on the Director Election Proposal.

The approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the shares of our common stock represented in person or by proxy and entitled to vote thereon at the special meeting of stockholders. Accordingly, abstentions will have the same effect as a vote “AGAINST” the Incentive Plan Proposal and the Adjournment Proposal, while the failure of a GEAC stockholder who holds his or her shares in “street name” through a broker or other nominee to give voting instructions to such broker or other nominee and shares not in attendance at the special meeting will have no effect on the outcome of any vote on the Adjournment Proposal.

No vote of the holders of any warrants issued by Company is necessary to approve the Business Combination Proposal, and we are not asking the warrant holders to vote on the Business Combination Proposal or any other proposal being considered at the special meeting.

Recommendation to GEAC Stockholders

Our board of directors believes that each of the Business Combination Proposal, the Certificate Proposal, the Director Election Proposal, the Incentive Plan Proposal, and the Adjournment Proposal to be presented at the special meeting of stockholders is in the best interests of, the Company and our stockholders and unanimously recommends that its stockholders vote “FOR” each of the proposals.

When you consider the recommendation of our board of directors in favor of approval of the Business Combination Proposal, you should keep in mind that our directors and officers have interests in the Business Combination that are different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•	the continued right of the founders to hold our common stock following the Business Combination, subject to the lock-up agreements;
•	the continued right of the founders to hold sponsor warrants to purchase shares of our common stock;
•	the continuation of two officers of GEAC as directors (but not as officers) of the Company;
•	the repayment of loans made by, and the reimbursement of out-of-pocket expenses incurred by, certain officers or directors or their affiliates in the aggregate amount of approximately $1,000,000; and
•	the continued indemnification of current directors and officers of the Company and the continuation of directors’ and officers’ liability insurance after the Business Combination.

Broker Non-Votes and Abstentions

Under the rules of various national and regional securities exchanges your broker, bank or nominee cannot vote your shares or warrants with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee. We believe the proposals presented to our stockholders will be considered non-discretionary and therefore your broker, bank or nominee cannot vote your shares without your instruction. If you do not provide instructions with your proxy, your bank, broker or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares; this indication that a bank, broker or nominee is not voting your shares is referred to as a “broker non-vote.”

Abstentions are considered present for the purposes of establishing a quorum but will have the same effect as a vote “AGAINST” the Business Combination Proposal, The Incentive Plan Proposal and the Adjournment Proposal. Broker non-votes, while considered present for the purposes of establishing a quorum, will have the affect of a vote “AGAINST” the Business Combination Proposal and will have no effect on the Incentive Plan Proposal and the Adjournment Proposal.

Voting Your Shares

Each share of our common stock that you own in your name entitles you to one vote on each of the proposals. Your one or more proxy cards show the number of shares of our common stock that you own. There are several ways to vote your shares of common stock:

•	You can vote your shares by one of the following methods: (1) call the toll-free number specified on the enclosed proxy card and follow the instructions when prompted, (2) access the internet website specified on the enclosed proxy card and follow the instructions provided to you, or (3) complete, sign, date and return the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the special meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of our common stock will be voted, as recommended by our board of directors: “FOR” the Business Combination Proposal, “FOR” the Certificate Proposal, “FOR” the Director Election Proposal, “FOR” the Incentive Plan Proposal and “FOR” the Adjournment Proposal.
•	You can attend the special meeting of stockholders and vote in person. You will be given a ballot when you arrive. However, if your shares of common stock are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares of common stock.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the special meeting of stockholders, or at such meeting by doing any one of the following:

•	you may send another proxy card with a later date;
•	you may notify James A. Graf, the Company’s Secretary, in writing before the special meeting that you have revoked your proxy; or
•	you may attend the special meeting, revoke your proxy, and vote in person, as indicated above.

No Additional Matters May Be Presented at the Special Meeting

The special meeting of stockholders has been called only to consider the approval of the Business Combination Proposal, the Incentive Plan Proposal, and the Adjournment Proposal. Under our bylaws, other than procedural matters incident to the conduct of the meeting, no other matters may be considered at the special meeting if they are not included in the notice of the special meeting.

Who Can Answer Your Questions About Voting Your Shares

If you have any questions about how to vote or direct a vote in respect of your shares of our common stock, you may call Morrow & Co., LLC, our proxy solicitor, at (800) 662-5200.

Redemption Rights

Pursuant to our amended and restated certificate of incorporation, any holders of our public shares may demand that such shares be redeemed into a pro rata portion of the trust account, less franchise and income taxes payable, calculated as of two business days prior to the consummation of the Business Combination. If demand is properly made and the Business Combination is consummated, these shares, immediately prior to the Row 44 Merger, will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the trust account which holds the proceeds of our initial public offering as of two business days prior to the consummation of the Business Combination, less franchise and income taxes payable, upon the consummation of the Business Combination. For illustrative purposes, based on funds in the trust account of approximately $189.6 million on December 31, 2012, the estimated per share redemption price would have been approximately $9.97.

In order to exercise your redemption rights, you must, prior to 4:30 p.m. Eastern time on January 29, 2013 (two business days before the special meeting), both:

•	Submit a request in writing that we redeem your public shares for cash to American Stock Transfer & Trust Company, our transfer agent, at the following address:

American Stock Transfer & Trust Company
6201 15th Avenue
Brooklyn, New York 11219
Tel: 718.921.8520
Attn: Jessenia Tejada
E-mail: Admin42@amstock.com

and

•	Deliver your public shares either physically or electronically through DTC to our transfer agent. Stockholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two weeks. Stockholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

Any demand for redemption, once made, may be withdrawn at any time until 4:30 p.m. Eastern time on the day that is one business day prior to the closing of the Business Combination. If you delivered your shares for redemption to our transfer agent and decide within the required time frame not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed above.

It is a closing condition under the Row 44 Merger Agreement that we have not redeemed or otherwise are not obligated to redeem more than 15,036,667 public shares.

Prior to exercising redemption rights, stockholders should verify the market price of our common stock as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. We cannot assure you that you will be able to sell your shares of our common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our common stock when you wish to sell your shares.

If you exercise your redemption rights, your shares of our common stock will cease to be outstanding immediately prior to the Row 44 Merger and will only represent the right to receive a pro rata share of the trust account. You will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption.

If the Business Combination is not approved and we do not consummate an initial business combination by February 18, 2013, we will be required to dissolve and liquidate and our warrants will expire worthless.

Appraisal Rights

Appraisal rights are not available to holders of shares of our common stock in connection with the Business Combination.

PROPOSAL NO. 1 — APPROVAL OF THE BUSINESS COMBINATION

We are asking our stockholders to approve and adopt the Row 44 Merger Agreement and approve the AIA Stock Purchase Agreement. Our stockholders should read carefully this proxy statement in its entirety for more detailed information concerning the Row 44 Merger Agreement and the AIA Stock Purchase Agreement, which are attached as Annex A and Annex B to this proxy statement, respectively. Please see the section entitled “The Business Combination Agreements” beginning on page 119 for additional information and a summary of certain terms of the Row 44 Merger Agreement and the AIA Stock Purchase Agreement. You are urged to read carefully the Row 44 Merger Agreement and the AIA Stock Purchase Agreement in their entirety before voting on this proposal.

Nasdaq Listing Rule 5635(a) requires shareholder approval where, among other things, the issuance of securities in a transaction exceeds 20% of the number of shares of common stock or the voting power outstanding before the transaction, and Nasdaq Listing Rule 5635(b) requires shareholder approval where the issuance of securities will result in a change of control. We currently have 23,161,585 shares of common stock outstanding, and we intend to issue approximately 37,056,741 shares of our capital stock, or approximately 160% of our currently outstanding shares of capital stock, in the Business Combination (assuming no redemptions of our public shares and no additional issuances of our capital stock pursuant to the Purchase Options or otherwise). Therefore, we are required to obtain the approval of our shareholders under both Nasdaq Listing Rules 5635(a) and 5635(b).

Because we are holding a stockholder vote on the Business Combination, our amended and restated certificate of incorporation provides that we may consummate the Business Combination only if it is approved by the affirmative vote of the holders of a majority of the shares of our common stock that are voted at the special meeting.

Approval of this proposal is a condition to the completion of the Business Combination. If the proposal is not approved, the Business Combination will not occur.

Vote Required for Approval

The Row 44 Merger Agreement will be approved and adopted and the AIA Stock Purchase Agreement will be approved if the holders of at least a majority of the outstanding shares of our common stock voted at the special meeting vote “FOR” the Business Combination Proposal.

As of the record date, our founders, consisting of the Sponsor, our independent directors and our executive officers beneficially owned 4,169,085 shares of our common stock entitled to vote at the special meeting. This represents approximately 18% of the total votes entitled to be cast at the special meeting. Our founders have agreed to vote their founder shares, in accordance with the majority of the votes cast by our public stockholders, and any public shares held by them in favor of the Business Combination. The founders have not purchased any public shares.

Structure of the Business Combination

The Business Combination consists of the Row 44 Merger and the AIA Stock Purchase. After the closing, Row 44 will be a wholly owned subsidiary of the Company, and the Company will own 86% of the issued and outstanding shares of AIA.

The Row 44 Merger Agreement provides for the combination of the Company and Row 44 through a merger of GEAC Merger Sub with and into Row 44. As a result of the Row 44 Merger, former stockholders of Row 44 will become stockholders of the Company. Concurrently with the closing of the Row 44 Merger, we will purchase from PAR 20,464,581 shares of AIA, or approximately 86% of the issued and outstanding shares of AIA. After consummation of the Business Combination, approximately 14% of the issued and outstanding shares of AIA will remain held by stockholders other than the Company, and AIA’s shares will continue to be traded on Frankfurt Stock Exchange Xetra electronic trading platform. Because we will be acquiring at least 30% of AIA, a German publicly traded company, the German Securities Acquisition and Takeover Act will require us, promptly but at least within seven days following the acquisition of at least 30% of AIA, to publish this fact (the “Publication of Acquisiton of Control”), and then, within four weeks of publication, submit an offer document to the German Federal Financial Supervisory Authority (Bundesanstalt

Fürnanzdienstleistungen, or BaFin) for the acquisition of the remaining 14% of the issued and outstanding shares of AIA. The minimum offer price per AIA share, which must be paid in cash, is required to be at least equal to the higher of (i) the highest price or value we pay or grant for the acquisition of AIA shares within the six months prior to the publication of the offer document and (ii) the weighted average domestic stock exchange price for AIA shares over the last three months prior to the Publication of Acquisition of Control. We expect the minimum offer price per AIA share will be the value we grant to PAR for each AIA share pursuant to the AIA Stock Purchase Agreement, or approximately 0.70 of a share of our non-voting common stock for each AIA share. In order to determine the cash value of 0.70 of a share of our non-voting common stock, BaFin will require us to provide a third party valuation opinion of the Company on both November 8, 2012, the date on which we entered into the AIA Stock Purchase Agreement, and on the closing date of the Business Combination.

Consideration for Row 44 Merger and AIA Stock Purchase

As consideration for the Row 44 Merger, the Company will issue to Row 44 equity holders the Net Merger Shares, consisting of 22,688,508 shares of common stock of the Company, as may be adjusted at closing pursuant to the terms of the Row 44 Merger Agreement. For information on how the Net Merger Shares is calculated and may be adjusted, please see the section entitled “The Business Combination Agreements — The Row 44 Merger Agreement” beginning on page 119.

As consideration for the AIA Shares, the Company will issue to PAR 14,368,233 shares of non-voting common stock of the Company. For information on how the purchase price for the AIA Shares is calculated, please see the section entitled “The Business Combination Agreements — The AIA Stock Purchase Agreement” beginning on page 131.

Background of the Business Combination

The terms of the Business Combination are the result of negotiations between the representatives of GEAC, Row 44 and PAR. The following is a brief description of the background of these negotiations, the Business Combination and related transactions.

GEAC is a blank check company formed in Delaware on February 2, 2011, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. We have sought to capitalize on the substantial deal sourcing, investing and operating expertise of our management team to identify and combine with media or entertainment businesses, including providers of content, with high growth potential in the United States or internationally.

On May 18, 2011, we consummated our initial public offering, or IPO, of 18,992,500 units, with each unit consisting of one share of our common stock and one warrant to purchase one share of our common stock at an exercise of $11.50 per share. The units in our IPO were sold at an offering price of $10.00 per unit, generating total gross proceeds of $189,925,000. Prior to the consummation of our IPO, in February 2011, the Sponsor purchased 4,417,683 founder shares, for an aggregate purchase price of $25,000, or approximately $0.01 per share. Subsequently, in March 2011, the Sponsor transferred an aggregate of 44,176 founder shares to Dennis A. Miller and James M. McNamara, each of whom agreed to serve on GEAC’s board of directors upon the closing of our initial public offering. As a result of the underwriters’ partial exercise of their over-allotment option for our IPO, the Sponsor forfeited an aggregate of 248,598 founder shares on May 18, 2011, which we cancelled.

Simultaneously with the consummation of our IPO, we consummated the private sale of 7,000,000 sponsor warrants to the Sponsor at a price of $0.75 per warrant, generating gross proceeds of $5,250,000. Subsequently, in July 2011, the Sponsor transferred 333,333 sponsor warrants to Dennis A. Miller for an aggregate purchase price of $250,000, or $0.75 per sponsor warrant. After deducting underwriting discounts and commissions and offering expenses, approximately $189,626,500 of the proceeds of our IPO and the private placement of the sponsor warrants (or approximately $10.00 per unit sold in our IPO) was placed in a trust account with American Stock Transfer & Trust Company, LLC as trustee. The trust proceeds are invested in U.S. government treasury bills with a maturity of 180 days or less or money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940, as amended, which invest only in direct U.S. government treasury obligations.

Except for a portion of the interest income that may be released to us to pay any income or franchise taxes and to fund our working capital requirements, none of the funds held in the trust account will be released until the earlier of the completion of our initial business combination and the redemption of 100% of our public shares if we are unable to consummate a business combination by February 18, 2013, subject to the requirements of law. After the payment of approximately $700,000 in expenses relating to our IPO, approximately $1,050,000 of the net proceeds of our IPO and private placement of the sponsor warrants was not deposited into the trust account and was retained by us for working capital purposes. The net proceeds deposited into the trust account remain on deposit in the trust account earning interest. As of September 30, 2012, there was $15,937 held in the trust account and $167,307 held outside the trust account available for working capital purposes. As of September 30, 2012, no funds had been withdrawn from the trust account for taxes and no funds had been withdrawn for working capital purposes.

Prior to the consummation of our IPO, neither GEAC, nor anyone on its behalf, contacted any prospective target business or had any substantive discussions, formal or otherwise, with respect to such a transaction with GEAC.

After our IPO, our officers and directors commenced an active search for prospective businesses and assets to acquire in our initial business combination. Representatives of GEAC were contacted by numerous individuals and entities who offered to present ideas for acquisition opportunities, including financial advisors and other members of the financial, entertainment, media and technology communities. Our officers and directors and their affiliates also brought to our attention target business candidates. During this search process, GEAC reviewed more than 50 acquisition opportunities and entered into detailed discussions with more than ten possible target businesses (or their representatives). We ultimately determined to abandon each of our other potential acquisition opportunities either because we concluded that the target business or the terms of a potential business combination would not be a suitable acquisition for GEAC, particularly in comparison to the acquisition of Row 44 and 86% of the issued and outstanding shares of AIA.

In June 2011, a financial advisor engaged by an operating company in the interactive media space, which we refer to as the initial target, contacted Harry E. Sloan, GEAC’s chairman and chief executive officer, to discuss the potential for GEAC to acquire the initial target. Mr. Sloan indicated that he would be interested in learning more about the opportunity. Thereafter, GEAC participated in several calls and meetings with the initial target and its representatives, but, as described below, ultimately decided not to pursue this opportunity, and instead pursued other potential transactions. The vast majority of the other potential targets considered by GEAC were U.S. and international media and entertainment companies. In particular, GEAC evaluated a number of domestic and foreign traditional broadcast and other content-driven media businesses and domestic based new media businesses, among other opportunities.

On January 24, 2012, the initial target’s financial advisor contacted Mr. Sloan to suggest that he speak with Edward Shapiro, a partner and vice president at PAR Capital Management, Inc., about the possibility of including AIA as a potential participant in a transaction involving the initial target in order to make such a transaction more compelling from GEAC’s perspective. At that time, PAR was the largest shareholder of AIA, owning approximately 29% of AIA’s outstanding shares, and Mr. Shapiro was serving as the Chairman of its Supervisory Board. On January 25, 2012, GEAC entered into a confidentiality agreement with AIA to facilitate the sharing of information between them.

On February 2, 2012, Jeff Sagansky, GEAC’s president, and James A. Graf, GEAC’s chief financial officer, met to discuss the potential transaction with Mr. Shapiro and Louis Bélanger-Martin, AIA’s chief executive officer, at the offices of Merrill Lynch, Pierce, Fenner & Smith Incorporated, or BofA Merrill Lynch, which was retained by GEAC solely to assist GEAC in identifying potential targets. Mr. Bélanger-Martin provided a brief overview of AIA’s business and future prospects. At this meeting, Mr. Shapiro also mentioned Row 44 as a potential target for GEAC, but, with a number of other potential transactions under evaluation, GEAC did not pursue consideration of a potential transaction involving Row 44 at the time.

On February 15, 2012, Mr. Graf met with Mr. Shapiro, Mr. Bélanger-Martin and other AIA executives, the CEO of the initial target, representatives of BofA Merrill Lynch and representatives of the initial target’s financial advisor. At this meeting, Mr. Bélanger-Martin provided a more detailed presentation regarding AIA’s business and future prospects. Subsequent to this meeting, GEAC determined that a transaction involving the initial target, even if combined with a transaction involving AIA, would not be in the best interests of the GEAC stockholders, and therefore it was determined that AIA and the initial target would continue discussions on their own concerning a potential combination between them.

On April 25, 2012, at the initiation of PAR, Mr. Sloan, Mr. Sagansky, Mr. Graf, Mr. Shapiro, David M. Davis, who at the time was an advisor to PAR, Mr. Bélanger-Martin and representatives of BofA Merrill Lynch, met in GEAC’s offices to revisit discussions concerning a potential transaction involving GEAC, the initial target and AIA. Subsequent to this meeting, GEAC again determined not to engage in further discussions with the initial target or AIA relating to a potential transaction involving those companies.

On June 1, 2012, PAR published its intention to make a voluntary offer for the balance of AIA’s issued and outstanding shares that it did not already own.

On June 6, 2012, at the initiation of PAR, Mr. Sloan, Mr. Sagansky, Mr. Graf, Mr. Shapiro, Mr. Davis, Mr. Bélanger-Martin, representatives of BofA Merrill Lynch, and representatives of RBC Capital Markets, AIA’s financial advisors, again met to discuss a potential transaction involving GEAC, the initial target and AIA. As a result of this meeting, GEAC reaffirmed its determination not to pursue further discussions with the initial target and AIA, believing that such a transaction would not be in the best interests of GEAC’s stockholders. During the course of its consideration of the initial target, GEAC did not negotiate any terms or discuss any structure of a transaction with the initial target, nor was any specific transaction proposed between the parties. During that period, GEAC understood that the initial target was evaluating a number of other strategic alternatives. GEAC continued to focus on certain other potential transactions which were at more advanced stages. There were no further discussions with PAR or AIA until July 20, 2012, after GEAC had decided not to pursue one of the other transactions it previously had been evaluating.

On June 7, 2012, pursuant to an agreement entered into on May 29, 2012, PAR made an additional $25 million investment in Row 44, in the form of preferred stock and warrants, to provide Row 44 with additional working capital. Immediately thereafter, PAR entered into an agreement with AIA to exchange the new shares of Row 44 preferred stock and warrants for shares of AIA stock valued at $25 million, based on the prevailing Euro / U.S. dollar exchange rate. Between the time of PAR’s purchase of Row 44 shares and the closing of the exchange of Row 44 and AIA shares, AIA conducted a rights offering to all of its shareholders. PAR participated in the rights offering. As a result of PAR’s exercise of its pre-emption rights and the exercise of an over-allotment option in the rights offering, and the closing of the exchange of Row 44 and AIA shares, PAR increased its ownership percentage of AIA’s issued and outstanding shares from approximately 29% to approximately 46%.

On July 10, 2012, BaFin approved PAR’s offer document for its voluntary takeover offer which was published on July 11, 2012. In its public takeover offer, PAR offered to all shareholders of AIA to acquire all no-par, bearer shares of AIA, each share having a notional interest in equity capital of EUR 1.00 at a price of EUR 4.50 per share. The acceptance period lasted from July 11 until August 8, 2012; the additional acceptance period lasted from August 14 to August 27, 2012.

On July 20, 2012, Mr. Shapiro, Mr. Sloan and Mr. Sagansky participated in a conference call at the initiation of PAR, to discuss in general terms a potential transaction involving Row 44 and potentially also AIA. On the call, the parties discussed the business, operations, financial condition and prospects of Row 44 and AIA. Based on the potential prospects of a combination of Row 44 and AIA which were discussed in this call, GEAC determined that it was worthwhile to proceed with discussions. There was no discussion of the valuation or structure of a transaction on this call.

On July 25, 2012, GEAC entered into a confidentiality agreement with Row 44 to facilitate the sharing of information between them. On that day, a meeting was held at GEAC’s offices with Mr. Sagansky, Mr. Graf, Mr. Bélanger-Martin, John LaValle, chief executive officer of Row 44, and other executives from Row 44, representatives of BofA Merrill Lynch, representatives of Seabury Group, Row 44’s financial advisors, and representatives of RBC Capital Markets, with Mr. Sloan, Mr. Shapiro and representatives of Citigroup Global Markets, GEAC’s capital markets advisors, participating telephonically. At this meeting, the participants discussed the possible business and financial synergies of a combination of Row 44 and AIA. At this point in time, however, there was no discussion of valuation or transaction structure. Following this meeting, GEAC asked its advisors to explore potential structures for consummating a business combination involving AIA, a German listed company.

In late July 2012, GEAC determined that, based on advice from its legal advisors, acquiring AIA in a transaction involving a cross-border merger or asset acquisition would be difficult, if not impossible, on GEAC’s required timetable, and thus GEAC would continue to focus on another potential transaction, while staying open to a possible transaction involving Row 44 if it could be structured to meet GEAC’s required timetable for closing.

On August 1, 2012, Messrs. Sloan, Sagansky, Graf, Shapiro, LaValle, and Bélanger-Martin, other executives of Row 44 and AIA, and representatives of Seabury Group and RBC Capital Markets met to discuss the prospective investment case of a transaction involving GEAC, Row 44 and AIA with representatives of Citigroup Global Markets, to gauge potential market reception to such a transaction. During the meeting, Messrs. Sloan, Sagansky, Shapiro, LaValle and Bélanger-Martin suggested that the 100% combination of GEAC, Row 44 and AIA would create the leading provider of satellite-based broadband connectivity, content and content management services to airline passengers worldwide. They also suggested that this combination of connectivity, content and capital would be synergistic and could be expected to drive significant growth. They also reviewed the relevant markets and the major competitors to Row 44 and AIA and suggested that the combination would be well-positioned competitively. In addition, they reviewed potential uses of capital from GEAC to accelerate growth in the businesses, but did not quantify outcomes from such investments. GEAC’s management asked the Citigroup representatives to assume for illustrative purposes that the 100% combination of the three companies would generate approximately $80 million in 2014 EBITDA. This illustrative projection of 2014 EBITDA was provided to GEAC by Row 44 and RBC Capital Markets, but had not yet been independently analyzed by GEAC’s management. GEAC’s management suggested that 2014 should be the appropriate period for valuation purposes, to take into account the ramp-up of Row 44’s business and strong visibility on AIA’s business over the medium term. Based on the information presented to them and without independent analysis, the Citigroup representatives indicated that such a transaction would be well received. However, it was still not determined how GEAC could include AIA in the business combination given the structural challenges resulting from the requirements of German corporate law, and thus GEAC continued to focus on another potential transaction while continuing to consider the merits of a potential transaction involving Row 44.

During early to mid-August 2012, GEAC and its advisors continued to evaluate the potential to include AIA in a business combination from a structural and timing perspective. There were no substantial discussions with AIA or PAR during this time concerning a potential transaction involving AIA, although GEAC maintained a regular dialogue with PAR about the possible Row 44 transaction.

During August 2012, GEAC continued to perform business and financial due diligence on Row 44. On August 5, 2012, Mr. Sloan, Mr. Sagansky, Mr. Graf, Mr. Shapiro, Mr. LaValle, other executives of Row 44, BofA Merrill Lynch and Seabury attended an extensive due diligence session. Following this session, Mr. Shapiro informed GEAC’s management that the largest shareholders of Row 44 were requesting a $250 million to $300 million valuation range for Row 44. Messrs. Sloan, Sagansky and Graf responded that if GEAC were to proceed with a transaction with Row 44, it would require (i) certain Row 44 shareholders to enter into an agreement to backstop potential redemptions of at least 4.75 million GEAC public shares through the purchase of up to 4.75 million shares of GEAC’s capital stock in a private placement at the closing at a purchase price of $10.00 per share, or $47.5 million in the aggregate (representing 20% of the requested $250 million minimum valuation of Row 44 after a $11.9 million backstop fee payable by Row 44 to PAR), (ii) Row 44 to restructure and extend certain commercial agreements and (iii) the inclusion of an undetermined substantial content asset in the business combination so the rationale and business case could include both connectivity and content (the “transaction conditions”).

On August 8, 2012, GEAC sent to Mr. LaValle, Mr. Shapiro and Seabury a draft non-binding term sheet for a potential acquisition of Row 44, including the three transaction conditions noted above. In the term sheet, GEAC included an initial minimum valuation of Row 44 of $250 million in response to a $250 million to $300 million valuation range which had been requested by the largest shareholders of Row 44. The initial minimum valuation was expressly made subject to continued due diligence and satisfaction of the three transaction conditions. The term sheet also provided for the potential increase in valuation of Row 44 to $300 million if Row 44 were to enter into additional customer agreements prior to the execution of a definitive agreement with GEAC. Thereafter, discussions on the proposed non-binding term sheet and the potential resolution of the conditions continued.

On August 8, 2012, the initial PAR takeover offer period for AIA shares closed. PAR’s ownership of AIA increased to approximately 81%. In accordance with German law, an extended takeover offer period of two weeks followed.

Between August 8, 2012, and August 14, 2012, GEAC, Row 44 and PAR discussed and revised certain terms of the non-binding term sheet concerning the Row 44 transaction. The revisions related principally to the treatment of Row 44 options and warrants, adding a working capital adjustment, adding a condition that no more than a specified number of GEAC shares are redeemed in connection with the transaction, providing more specificity on the backstop arrangements and adding a lock-up requirement for the GEAC shares to be issued in the transaction.

On August 15, 2012, GEAC, Row 44 and PAR, as the largest shareholder of Row 44, signed a non-binding term sheet at a minimum $250 million valuation, subject to working capital and other adjustments and terms discussed by the parties on August 8, 2012. The non-binding term sheet was subject to GEAC’s continued due diligence and the three transaction conditions. The valuation used in the term sheet was based on the minimum valuation acceptable to Row 44’s largest shareholders at the time while also being a valuation at which PAR indicated it would be willing to provide a backstop. The non-binding term sheet specified that the consideration would be paid in shares of GEAC stock, because GEAC’s management wanted as much cash as possible to remain in the business following the closing to fund growth initiatives. GEAC reviewed a variety of transaction structures, with advice of its tax and legal counsel and accountants, including the potential creation of a new holding company to acquire Row 44, GEAC and the undetermined content asset, as well as an acquisition of assets, among others, but determined to include in the term sheet the structure that ultimately was reflected in the Row 44 Merger Agreement, which appeared to be the most straightforward to implement. GEAC then instructed its outside counsel to begin to conduct certain legal due diligence on Row 44.

On August 21, 2102, Mr. Sloan, Mr. Sagansky, Mr. Graf, Mr. LaValle and other executives of Row 44 and BofA Merrill Lynch and Seabury Group met to discuss prospective use of proceeds from the transaction.

On August 27, 2012, Mr. Sloan, Mr. Sagansky, Mr. Graf, Dennis Miller, an independent director of GEAC, Mr. LaValle and other executives of Row 44 and representatives of BofA Merrill Lynch met to discuss the Row 44 portal business plan and financial condition and prospects.

On August 27, 2012, the extended offering period under PAR’s takeover offer for AIA shares expired, with PAR’s ownership percentage of AIA’s issued and outstanding shares increasing to 86%, well above the 75% stockholder vote threshold for approval of certain transactions under German law. Mr. Sloan then indicated to Mr. Shapiro that as a result of this development, GEAC would be interested in considering the outright purchase of PAR’s AIA shares. After discussing this new alternative, the parties agreed to explore this structure further while at the same time continuing to pursue the potential transaction involving Row 44 as outlined in the term sheet.

On September 5, 2012, Row 44’s counsel delivered an initial draft of the Row 44 Merger Agreement. On the same date, PAR and GEAC executed a backstop agreement on the terms specified in the Row 44 non-binding term sheet.

On September 6, 2012, Mr. Graf and representatives of BofA Merrill Lynch and RBC Capital Markets participated in a conference call to review AIA’s business in more detail and to discuss AIA’s historical financial results.

During September 2012, GEAC and PAR continued to discuss GEAC’s proposed acquisition of PAR’s shares of AIA. PAR offered to sell its AIA shares at a price of EUR 5.50 per share payable in GEAC stock if GEAC were to include AIA in a business combination with Row 44. Although PAR had paid EUR 4.50 per share in its recent cash tender offer, PAR stated that a premium to the tender offer price was warranted because (i) the 86% stake it proposed to sell represented a strong control position (over 75%) under German law, which was not the case when PAR launched its tender offer, when there was no certainty that the 75% threshold would be exceeded, (ii) the value of AIA in combination with Row 44 was believed to be greater than AIA on a standalone basis due to the potential synergies, and (iii) the consideration would be in the form of shares of non-voting common stock of GEAC rather than cash. The parties exchanged draft term sheets which included this valuation. GEAC's management believed that this valuation could be supportable, subject to confirmatory due diligence, based on preliminary pro forma financial projections of EBITDA for 2014 for the combined AIA and Row 44 which had been provided to GEAC and its advisors during the course of the parties’ discussions. The combined company EBITDA projections for 2014 did not differ materially from those on which GEAC ultimately based its valuation for the combined companies, which are included below. On September 25, 2012, GEAC and PAR entered into a non-binding term sheet for the acquisition of PAR’s shares of AIA with the purchase payable in shares of GEAC common stock. GEAC and its tax and legal advisors and auditors considered various transaction structures for the acquisition of 86% of the shares of AIA, in the context of the previously determined structure for the Row 44 Merger and otherwise, as well as GEAC's desire that as much cash as possible be retained in the surviving company, and determined that the acquisition of AIA shares using GEAC stock as consideration was in the best interests of GEAC shareholders. The term sheet was subject to further due diligence and information to be provided by AIA following negotiation of a new confidentiality agreement between GEAC and AIA in order to permit GEAC access to an AIA data room.

On October 2, 2012, GEAC and AIA entered into a new confidentiality agreement related to the proposed transaction to facilitate access to the data room and other corporate, business and financial information.

On October 3, 2012, PAR’s counsel circulated an initial draft of the AIA Stock Purchase Agreement containing terms consistent with the term sheet entered into on September 25, 2012.

On October 4, 2012, the final of the three Row 44 term sheet conditions was satisfied, although GEAC continued to perform its legal and financial due diligence. Also, GEAC, Mr. Bélanger-Martin, representatives of BofA Merrill Lynch, Seabury and RBC Capital Markets met in RBC’s offices to review the combined business prospects of Row 44 and AIA, followed by a group dinner among all parties.

On October 5, 2012, GEAC’s counsel provided comments on the Row 44 Merger Agreement.

On October 11, 2012, Row 44’s counsel circulated a revised version of the Row 44 Merger Agreement. On the same date, GEAC’s counsel provided comments on the AIA Stock Purchase Agreement to PAR’s counsel.

Between October 11, 2012, and November 7, 2012, the parties continued to negotiate the Row 44 Merger Agreement and AIA Stock Purchase Agreement. During the course of the negotiations of the Row 44 Merger Agreement, the parties agreed that the $11.9 million backstop fee payable by Row 44 to PAR would reduce the amount of permitted pre-closing redemptions by Row 44 of its stock from $25 million (which was the amount in the term sheet) to $13.1 million. Other than this change from the Row 44 term sheet, the Row 44 Merger Agreement and the AIA Stock Purchase Agreement did not contain material changes to the terms set out in the respective term sheets for the transactions.

GEAC held no formal board of directors meetings during June through October 2012, although management kept Mr. Miller, Mr. McNamara and Cole A. Sirucek, the independent directors of GEAC, apprised of the status of the various prospective transactions under consideration, including the Business Combination, on a regular basis. However, GEAC management did not provide any detailed briefing on the Business Combination to Mr. McNamara until mid-September 2012, as he was conflicted by his relationship with another target company with which GEAC was negotiating a term sheet. Mr. Sloan regularly held discussions with Mr. Miller and specifically held a breakfast meeting with Mr. Miller on August 23, during which they discussed the two prospective transactions under consideration at that time, and Mr. Miller provided his perspective on the various opportunities. Given his digital industry experience, Mr. Miller attended the Row 44 diligence session on August 27, when the portal business was being reviewed. Mr. Sagansky discussed the potential Business Combination, as well as other prospective transactions, with

Mr. Miller on at least three occasions between July and October 2012. Mr. Graf spoke with Mr. Miller by phone approximately every two weeks during the period July to October 2012, when Mr. Graf gave Mr. Miller regular detailed updates on the status of all ongoing prospective transactions.

On October 25, 2012, Mr. Graf informed Mr. Miller, Mr. McNamara and Mr. Sirucek of the progress of the Business Combination and subsequently held calls with each of them in the following days to review the transaction background, rationale and terms in preparation for board approval.

On October 28, 2012, as a result of GEAC’s continuing due diligence investigation and discussions with management of Row 44 and AIA, GEAC’s management determined that it was reasonable to project that in 2014 the combined companies would generate $75 million in Adjusted EBITDA (as defined under “GEAC's Board of Directors' Reasons for the Approval of the Business Combination” below). On that date, GEAC’s management contacted representatives of Citigroup Global Markets to gauge potential market reception for a transaction at the aggregate valuation specified in the Row 44 and AIA term sheets and assuming a 100% combination would be projected to generate $75 million in 2014 EBITDA. Based on the information presented to them and without independent analysis, the Citigroup representatives indicated that such a transaction would be well received.

On November 2, 2012, Messrs. Graf and Sloan discussed the terms of the transaction with GEAC’s other board members. At this point in time, GEAC was in discussions with the board of AIA with respect to whether AIA would provide representation and warranties with respect to AIA, which was a condition to the signing of the AIA Stock Purchase Agreement by GEAC.

Between November 2, 2012, and November 7, 2012, Messrs. Graf and Sloan spoke regularly with each of the members of the board about the terms of the transaction. On November 6, 2012, Mr. Graf sent drafts of the transaction documents to each of the independent board members. On November 7, 2012, by unanimous written consent, the board determined that the Business Combination was fair to and in the best interests of GEAC and its stockholders, approved the Row 44 Merger Agreement and AIA Stock Purchase Agreement and declared their advisability, recommended that the stockholders of GEAC adopt the Row 44 Merger Agreement and AIA Stock Purchase Agreement and directed that the forgoing be submitted for consideration by GEAC’s stockholders at a special meeting of stockholders.

On November 5, 2012, Putnam indicated that it would be willing to enter into an agreement to backstop potential redemptions of 2.375 million GEAC public shares through the purchase of up to 2.375 million shares of GEAC’s common stock in a private placement at the closing at a purchase price of $10.00 per share, or $23.75 million in the aggregate (representing 50% of the number of shares PAR had agreed to backstop pursuant to the PAR Backstop Agreement).

On November 8, 2012, GEAC, Row 44 and PAR entered into the Row 44 Merger Agreement, GEAC and PAR entered into the AIA Stock Purchase Agreement, GEAC and Putnam entered into the Putnam Backstop Agreement and GEAC and PAR entered into the PAR Backstop Agreement (which was amended and restated from its original version to take into account the Putnam Backstop Agreement).

Also on November 8, 2012, a press release was issued announcing the Business Combination and shortly thereafter GEAC furnished to the SEC a Current Report on Form 8-K attaching the press release and an investor presentation to be used in an investor call later in the day. The investor call was held at 4:30 p.m. Eastern time that day. On November 13, 2012, GEAC filed a Current Report on Form 8-K attaching copies of the executed Row 44 Merger Agreement and AIA Stock Purchase Agreement and other agreements signed by the parties.

On December 3, 2012, Row 44 filed with the FCC a transfer of control application with respect to the transfer of control of Row 44 and its FCC licenses to GEAC.

On December 4, 2012, Row 44 obtained written consents constituting the requisite shareholder approval of the Row 44 Merger.

On December 5, 2012, GEAC made its notification filing under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, or the HSR Act, with respect to the Business Combination, and PAR made its notification filing under the HSR Act with respect to the Business Combination. On December 21, 2012,

GEAC and PAR each received notification from the Premerger Notification Office of the Federal Trade Commission that early termination of the waiting period under the HSR Act had been granted.

On December 11, 2012, Row 44 filed an update to its transfer of control application with the FCC.

On December 26, 2012, Row 44’s transfer of control application was placed on public notice by the FCC.

On January 2, 2013, GEAC received a letter from the staff of the Listings Qualifications Department of The Nasdaq Stock Market LLC (the “Staff”) stating that the Staff has determined to initiate procedures to delist GEAC’s securities from The Nasdaq Stock Market because GEAC did not hold an annual meeting of shareholders or solicit proxies and provide proxy statements to Nasdaq and because GEAC’s common stock does not comply with the minimum 300 public holders requirement for continued inclusion. The Company has appealed the determination, which has stayed the delisting of GEAC’s securities from Nasdaq pending a hearing before Nasdaq’s Hearing Panel. The hearing has been scheduled for March 7, 2013, which is after the date by which the Company must complete an initial business combination or otherwise cease operations and liquidate its trust account.

GEAC’s Board of Directors’ Reasons for the Approval of the Business Combination

On November 7, 2012, our board of directors unanimously (i) approved the Row 44 Merger Agreement and the transactions contemplated thereby, (ii) approved the AIA Stock Purchase Agreement and the transactions contemplated thereby, (iii) determined that the Row 44 Merger is in the best interests of GEAC and its stockholders, and (iv) directed that the Row 44 Merger Agreement and the AIA Stock Purchase Agreement be submitted to our stockholders for approval and adoption, and recommended that our stockholders approve and adopt the Row 44 Merger Agreement and approve the AIA Stock Purchase Agreement.

Before reaching its decision, our board of directors reviewed the results of management’s due diligence, which included:

•	research on industry trends, cycles, operating cost projections, and other industry factors;
•	extensive meetings and calls with Row 44’s and AIA’s respective management teams and representatives and PAR and its representatives regarding operations, respective company products and services, major customers and vendors and financial prospects for both companies, among other typical due diligence matters;
•	personal visits to Row 44’s Westlake Village, CA, headquarters and Lombard, IL, offices; and visits to AIA’s Montreal, Quebec, Canada, offices and the offices of AIA’s subsidiary Entertainment in Motion in Los Angeles, CA;
•	review of Row 44’s and AIA’s contracts and certain other legal diligence;
•	financial and accounting diligence and certain tax diligence; and
•	creation of an independent financial model in conjunction with management of Row 44 and AIA, which financial model was generally consistent with the financial models prepared by Row 44 and AIA, respectively, and on which GEAC based its projections included in this proxy statement below.

Our board of directors considered a wide variety of factors in connection with its evaluation of the Business Combination. In light of the complexity of those factors, its board of directors, as a whole, did not consider it practicable to, nor did it attempt to, quantify or otherwise assign relative weights to the specific factors it took into account in reaching its decision. Individual members of our board of directors may have given different weight to different factors.

In the prospectus for our IPO, we identified the following general criteria and guidelines that we believed would be important in evaluating prospective target businesses.

•	Media and Entertainment Industry Targets. We would seek to acquire a business involved in the media or entertainment industries, including providers of content. We believed our management’s significant operating and deal-making experience and relationships with companies in this space would give us a number of competitive advantages and present us with a substantial number of potential business targets. The factors we would consider included growth prospects, competitive dynamics, opportunities for consolidation, need for capital investment and barriers to entry. We would analyze the strengths and weaknesses of target businesses relative to their competitors. We would seek to acquire one or more businesses that demonstrate advantages when compared to their competitors, which may help to protect their market position and profitability.
•	High-Growth Markets. We would seek out opportunities in faster-growing segments of developed markets and emerging international markets. Our management has extensive experience operating media businesses and leading transactions in international markets. We would focus on assets that are undervalued or inefficiently managed, where our management is well-positioned to unlock their value.
•	Business with Revenue and Earnings Growth Potential. We would seek out one or more businesses that have multiple, diverse potential drivers of revenue and earnings growth, including but not limited to a combination of development, production, digital and distribution capabilities.
•	Companies with Potential for Strong Free Cash Flow Generation. We would seek one or more businesses that have the potential to generate strong and stable free cash flow.

In considering the Business Combination, GEAC’s board of directors concluded that Row 44 and AIA met all of the above criteria. In particular, the board considered the following positive factors, although not weighted or in any order of significance:

Media and Entertainment Industry.  Row 44 and AIA are major developers, acquirers and distributors of entertainment, gaming and other media content and work closely with major and independent studios and other content producers. Accordingly, our significant operating and deal-making experience and relationships with companies in this space gives us a number of competitive advantages and may present us with a substantial number of additional business targets and relationships in this space to facilitate growth. Within the media and entertainment industry, we found the growth prospects, competitive dynamics, opportunities for consolidation, limited need for capital investment and barriers to entry of Row 44, AIA and the markets they serve to be compelling and attractive compared to other opportunities we evaluated. We believe that Row 44 and AIA have sustainable competitive advantages due to their market positions, technology and airline industry relationships.

High-Growth Markets.  Row 44 and AIA operate in fast-growing segments of developed markets and emerging international markets. We have extensive experience operating media businesses and leading transactions in international markets. We believe AIA has been undervalued in the German stock market and that the combined companies will benefit from central controls and substantial additional capital that will result from the transaction. We also anticipate that, over time, the shares of the combined company may achieve greater liquidity than was generally available to AIA shareholders in the German market.

Business with Revenue and Earnings Growth Potential.  Row 44 and AIA have multiple, diverse current and potential drivers of revenue and earnings growth, including but not limited to a combination of development, digital, content acquisition, programming, distribution and sales and marketing capabilities.

Companies with Potential for Strong Free Cash Flow Generation.  AIA has a history of strong, stable free cash flow and Row 44 has the potential for strong, stable cash flow after market adoption of its IPTV and portal businesses.

Experienced and Motivated Management Team.  Row 44 and AIA have management teams with significant experience in their respective industries, and all the respective managers from both companies are expected to continue with the combined organization.

GEAC’s management developed assumptions for a financial model for the pro-forma consolidated Row 44 and AIA, following discussions with Row 44’s and AIA’s management and their respective advisors. The financial model based on GEAC’s management’s assumptions projected 2014 Adjusted EBITDA of $75 million for the pro-forma consolidated Row 44 and AIA (including 100% of the Adjusted EBITDA of AIA), taking into account projected synergies and costs savings, as well as additional expenses to be incurred as a

NASDAQ-listed company. Adjusted EBITDA represents a non-GAAP measure of financial results and reflects revenues less operating expenses, excluding depreciation and amortization.

The collective transaction valuation of approximately $430 million for Row 44 and the 86% of AIA’s issued and outstanding shares being purchased from PAR implies a projected 2014 Adjusted EBITDA multiple of approximately 6x. GEAC’s management and board of directors believed 6x to be a compelling entry multiple for a high growth company, taking into account what they believed to be significant growth potential of the combined companies. Further, PAR and Putnam’s agreements to provide an aggregate of over $70 million in backstop committments at this valuation provided comfort to GEAC’s board of directors that such valuation was supported by institutional investors. GEAC’s board of directors also considered the indication provided by representatives of Citigroup Capital Markets that, based on the information presented to them and without independent analysis, a transaction at this valuation would be well received.

GEAC’s management and board of directors considered the enterprise value to 2014 projected Adjusted EBITDA ratio as the most appropriate valuation metric, to take into account the ramp-up of Row 44’s business and strong visibility on AIA’s business over the medium term.

The collective transaction valuation of approximately $430 million represents a fair market value of at least 80% of the assets held in GEAC’s trust account (excluding the deferred underwriting commissions and taxes payable on the income earned on the trust account), a requirement for an initial business combination under our amended and restated certificate of incorporation and Nasdaq listing rules.

Although GEAC’s board of directors did not seek a third party valuation, and did not receive any report, valuation or opinion from any third party, in connection with the Business Combination, the board of directors considered that GEAC’s management collectively has decades of experience in the media industry, international and public markets transactions, in constructing and evaluating financial models and financial projections and conducting valuations of businesses.

GEAC does not intend as a matter of course to make public projections as to future sales, earnings or other results. The prospective financial information and valuation multiple set forth above was prepared solely for the purposes of estimating the enterprise value of Row 44 and AIA for purposes of the Business Combination. It was not prepared with a view toward public disclosure or with a view toward complying with the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information, but, in the view of GEAC, Row 44 and AIA’s management, was prepared on a reasonable basis, reflects the best available estimates and judgments, and presents, to the best of management’s knowledge and belief, the expected future financial performance of the pro-forma consolidated Row 44 and AIA. However, this information is not fact and should not be relied upon as being necessarily indicative of future results, and readers of this proxy statement are cautioned not to place undue reliance on the prospective financial information. Neither Row 44, AIA or GEAC’s independent auditors, nor any other independent accountants, have compiled, examined or performed any procedures with respect to the prospective financial information contained herein, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, the prospective financial information.

Our board of directors also gave consideration to the following negative factors (which are more fully described in the “Risk Factors” section of this proxy statement), although not weighted or in any order of significance:

The risk that our public stockholders would vote against the Business Combination Proposal or exercise their redemption rights

Our board of directors considered the risk that some of the current public stockholders would vote against the Business Combination Proposal or decide to exercise their redemption rights, thereby depleting the amount of cash available in the trust account to an amount below the minimum required to consummate the Business Combination. The board concluded, however, that this risk was substantially mitigated because (i) we entered into Backstop Agreements with PAR and Putnam whereby each share of our stock that is redeemed will be offset by the purchase of a like amount of shares of our common stock by PAR and Putnam, on a pro-rata basis, up to a maximum of 7.125 million shares, (ii) substantially all the current shareholders of

Row 44 and AIA are rolling into the transaction, exchanging their shares for shares of GEAC, which shows their confidence in the ongoing business and the valuation to the market, and (iii) the fact that public stockholders may vote for the Business Combination Proposal while also exercising their redemption rights mitigates any incentive for a public shareholder to vote against the Business Combination Proposal, especially to the extent that they hold public warrants which would be worthless if the Business Combination is not completed.

Our management and directors may have different interests in the Business Combination than the public stockholders

Our board of directors considered the fact that members of our management and board of directors may have interests in the Row 44 Merger that are different from, or are in addition to, the interests of our stockholders generally, including the matters described under “— Certain Benefits of GEAC’s Directors and Off|ficers and Others in the Business Combination” below. However, our board of directors concluded that the potentially disparate interests would be mitigated because (i) these interests were disclosed in the our initial public offering prospectus, (ii) these disparate interests would exist with respect to a business combination with any target company, (iii) the Business Combination was structured to permit public stockholders to redeem a substantial portion of our common stock, and (iv) the founder shares held by the Sponsor and, to a lesser extent, our board of directors are locked up for a period of one year from closing of the Business Combination, and the earn-out founder shares will be forfeited if the share price does not exceed $13.00 for 20 of 30 consecutive days within three years of closing of the Business Combination.

Certain Benefits of GEAC’s Directors and Officers and Others in the Business Combination

When you consider the recommendation of our board of directors in favor of approval of the Business Combination, you should keep in mind that our board of directors and officers have interests in the Business Combination that are different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•	the continued right of the founders to hold our common stock following the Business Combination, subject to the lock-up agreements;
•	the continued right of the founders to hold sponsor warrants to purchase shares of our common stock;
•	the continuation of two officers of GEAC as directors (but not as officers) of the Company;
•	the repayment of loans made by, and the reimbursement of out-of-pocket expenses incurred by, certain officers or directors or their affiliates in the aggregate amount of approximately $1,000,000; and
•	the continued indemnification of current directors and officers of the Company and the continuation of directors’ and officers’ liability insurance after the Business Combination.

Potential Purchases of Public Shares

In connection with the stockholder vote to approve the proposed Business Combination, we may privately negotiate transactions to purchase shares after the closing of the Business Combination from stockholders who would have otherwise elected to have their shares redeemed in conjunction with a proxy solicitation pursuant to the proxy rules for a per-share pro rata portion of the trust account. The Sponsor, our directors, officers, or advisors or their respective affiliates may also purchase shares in privately negotiated transactions. Neither we nor our directors, officers or advisors or our or their respective affiliates will make any such purchases when we or they are in possession of any material non-public information not disclosed to the seller. Such a purchase would include a contractual acknowledgement that such stockholder, although still the record holder of our shares is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. In the event that we, the Sponsor, our directors, officers or advisors or our or their affiliates purchase shares in privately negotiated transactions from public stockholders who have already elected to exercise their redemption rights, such selling stockholders would be required to revoke their prior elections to redeem their shares. Any such privately negotiated purchases may be effected at purchase prices that are in excess of the per-share pro rata portion of the trust account. In the event that we are the buyer in such privately negotiated purchases, we could elect to use trust account proceeds to pay the purchase price in such transactions after the closing of the Business Combination.

The purpose of such purchases would be to increase the likelihood of obtaining stockholder approval of the Business Combination or, where the purchases are made by the Sponsor, our directors, officers or advisors or their respective affiliates, to satisfy a closing condition in an agreement related to the Business Combination. It is a closing condition under the Row 44 Merger Agreement that we have not redeemed or otherwise are not obligated to redeem more than 15,036,667 public shares.

Although permitted under our amended and restated articles of incorporation, we will not, prior to consummation of the Business Combination, release amounts from the trust account to purchase public shares in the open market.

Total GEAC Shares to be Issued in the Business Combination

Based on the number of shares of our common stock outstanding as of December 31, 2012, and assuming that no GEAC stockholders exercise their redemption rights and we do not issue any additional shares of capital stock pursuant to the Purchase Options or otherwise, the total number of outstanding shares of our capital stock after the closing will be approximately 60,076,799, including 22,688,508 shares issued to former Row 44 stockholders (including PAR) and 14,368,233 shares issued to PAR in consideration of the AIA Shares. Based on these assumptions, current GEAC stockholders (other than the founders) will own approximately 33%, the founders will own 7% former stockholders of Row 44 (other than PAR and AIA) will own 17%, and PAR will own 42% of the issued and outstanding shares of our capital stock. In the event that GEAC stockholders exercise their redemption rights, the percentage of our capital stock owned by holders other than our public stockholders following the closing will increase, and PAR and Putnam will purchase shares pursuant to the Backstop Agreements. For example, if the maximum number of GEAC shares is redeemed (15,036,667 shares) and we issue 7,125,000 shares to PAR and Putnam pursuant to the Backstop Agreements, then current GEAC stockholders (other than the founders) will own 8%, the founders will own 8%, former Row 44 stockholders (other than PAR and AIA) will own 20%, Putnam will own 5%, and PAR will own 59% of the issued and outstanding shares of capital stock the Company after the closing. These percentages exclude approximately 3.0 million shares of capital stock of the Company to be issued pursuant to the Row 44 Merger to AIA, which will be a majority-owned subsidiary of the Company after the consummation of the Business Combination, and which shares therefore will not be considered outstanding.

Board of Directors of GEAC following the Row 44 Merger

The Row 44 Merger Agreement provides that effective immediately after the closing of the Row 44 Merger, the board of directors of the Company will consist of seven members, divided into three classes, with each class having a term of three years. The board will consist of one of our existing board members and one of our existing executive officers, one director who is the current Chairman of the Board of Row 44 and the Supervisory Board of AIA and an affiliate of PAR, one director who is currently the Chief Executive Officer of Row 44, one director who is currently Chief Executive Officer and member of the Management Board of AIA, and two directors who are not affiliates, employees or members of the boards of directors of any of GEAC, Row 44, AIA or PAR. See the sections entitled “Proposal No. 3 — Election of Directors to the Board” and “Management After the Business Combination” beginning on pages 110 and 204, respectively, for additional information.

Certificate of Incorporation; Bylaws

Pursuant to the terms of the Row 44 Merger Agreement, upon the closing of the Row 44 Merger, our amended and restated certificate of incorporation will be amended promptly to:

•	change our name to Global Eagle Entertainment Inc.
•	remove certain provisions related to our status as a blank check company
•	provide for the issuance of non-voting shares of common stock (which will be issued in the Business Combination); and
•	make certain other changes that our board of directors deems appropriate for a public operating company.

Name; Headquarters

The name of the Company after the Business Combination will be Global Eagle Entertainment Inc. and our headquarters is expected to be located in the Los Angeles, California metropolitan area.

Redemption Rights

Pursuant to our amended and restated certificate of incorporation, holders of public shares may elect to have their shares redeemed for cash at the applicable redemption price per share calculated in accordance with our amended and restated certificate of incorporation. As of December 31, 2012, this would have amounted to approximately $9.97 per share. If a holder exercises his or her redemption rights, then such holder will be exchanging its shares of our common stock for cash and will no longer own shares of GEAC. Such a holder will be entitled to receive cash for its public shares only if it properly demands redemption and delivers its shares (either physically or electronically) to our transfer agent prior to the special meeting of stockholders. It is a closing condition under the Row 44 Merger Agreement that we have not redeemed or otherwise are not obligated to redeem more than 15,036,667 public shares. See the section entitled “Special Meeting in Lieu of 2012 and 2013 Annual Meetings of GEAC Stockholders — Redemption Rights” beginning on page 86 for the procedures to be followed if you wish to redeem your shares for cash.

Appraisal Rights

There are no appraisal rights available to our stockholders in connection with the Business Combination.

Accounting Treatment

The Business Combination will be accounted for as a reverse merger of Row 44 and the Company and a concurrent acquisition of the shares of AIA. Row 44 has been determined to be the accounting acquirer based on the following evaluation of the facts and circumstances:

•	Row 44 will have the greatest enterprise value of the Companies based on the consideration paid by the Company to acquire Row 44;
•	The composition of officers of the newly Combined Company will be derived primarily of existing Row 44 executives, including the chief operating officer (principal executive officer), chief financial officer and general counsel;
•	The proposed board of directors of the Company after the Business Combination will consist of two GEAC representatives, who will be deemed to be independent following the closing under Nasdaq listing standards, one AIA representative, two Row 44 representatives, and two independent members who were not members of the respective boards of directors of any of Row 44, AIA, or GEAC. The proposed composition of the board of directors does not result in the ability of any of the companies being able to appoint, elect, or remove a majority of the board of directors. Therefore, the composition of the board of directors does not negate the evidence that Row 44 is the accounting acquirer;
•	The Company will pay a premium over the market value of AIA’s shares prior to the public announcement of the AIA Stock Purchase Agreement, which indicates that AIA is not the accounting acquirer; and
•	The headquarters location of the Combined Company will be in the Los Angeles metropolitan area.

A preponderance of the evidence discussed above supports the conclusion that Row 44 is the accounting acquirer in the Business Combination.

Since Row 44 is determined to be the accounting acquirer in the reverse merger with the Company, the accounting for the Merger will be similar to that of a capital infusion as the only pre-combination asset of the Company is cash held in trust. The assets and liabilities of the Company will be carried at historical cost and Row 44 will not record any step-up in basis or any intangible assets or goodwill as a result of the Merger with the Company.

Concurrently with the Row 44 Merger, the Company will, pursuant to the AIA Stock Purchase Agreement, acquire 86% of the issued and outstanding shares of AIA held by PAR. AIA constitutes a business, with inputs, processes, and outputs. Accordingly, the acquisition of the AIA shares constitutes the acquisition of a business for purposes of Financial Accounting Standards Board’s Accounting Standard Codification 805, “Business Combinations,” or ASC 805, and due to the change in control, will be accounted for using the acquisition method.

Material U.S. Federal Income Tax Considerations for Stockholders Exercising Redemption Rights

The following is a summary of the material U.S. federal income tax considerations for holders of GEAC common stock that elect to have their GEAC common stock redeemed for cash if the acquisition is completed. This summary is based upon the Internal Revenue Code of 1986, as amended, or the Code, the regulations promulgated by the U.S. Treasury Department, or the Treasury regulations, current administrative interpretations and practices of the IRS (including administrative interpretations and practices expressed in private letter rulings which are binding on the IRS only with respect to the particular taxpayers who requested and received those rulings) and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described below. No advance ruling has been or will be sought from the IRS regarding any matter discussed in this summary. This summary does not discuss the impact that U.S. state and local taxes and taxes imposed by non-U.S. jurisdictions could have on the matters discussed in this summary. This summary is for general information only, and does not purport to discuss all aspects of U.S. federal income taxation that may be important to a particular stockholder in light of its investment or tax circumstances or to stockholders subject to special tax rules, such as:

•	U.S. expatriates;
•	traders in securities that elect mark-to-market treatment;
•	S corporations;
•	U.S. stockholders (as defined below) whose functional currency is not the U.S. dollar;
•	financial institutions;
•	insurance companies;
•	broker-dealers;
•	regulated investment companies (or RICs);
•	REITs;
•	trusts and estates;
•	persons holding GEAC common stock as part of a “straddle,” “hedge,” “conversion transaction,” “synthetic security” or other integrated investment;
•	persons subject to the alternative minimum tax provisions of the Internal Revenue Code;
•	persons holding their interest in GEAC through a partnership or similar pass-through entity;
•	tax-exempt organizations; and
•	non-U.S. stockholders (as defined below, and except as otherwise discussed below).

This summary assumes that stockholders hold GEAC common stock as capital assets, which generally means as property held for investment.

WE URGE HOLDERS OF GEAC COMMON STOCK CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. GEAC Stockholders

This section is addressed to U.S. holders of GEAC common stock that elect to have their GEAC common stock redeemed for cash as described in the section entitled “Special Meeting in Lieu of 2012 and

2013 Annual Meetings of GEAC Stockholders — Redemption Rights” beginning on page 86. For purposes of this discussion, a “Redeeming U.S. Holder” is a beneficial owner that so redeems its GEAC common stock and is:

•	a citizen or resident of the U.S.;
•	a corporation (including an entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the U.S. or of a political subdivision thereof (including the District of Columbia);
•	an estate whose income is subject to U.S. federal income taxation regardless of its source; or
•	any trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

Except as discussed in the following paragraph, a Redeeming U.S. Holder will generally recognize capital gain or loss equal to the difference between the amount realized on the redemption and such stockholder’s adjusted basis in the GEAC stock exchanged therefor. Such gain or loss will be long-term capital gain or loss if the holding period of such stock is more than one year at the time of the exchange. Stockholders who hold different blocks of GEAC stock (generally, shares of GEAC stock purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

Cash received upon redemption will be treated as a distribution, however, if the redemption does not effect a meaningful reduction of the Redeeming U.S. Holder’s percentage ownership in GEAC (including stock such Redeeming U.S. Holder is deemed to own under certain attribution rules, which provide, among other things, that it is deemed to own any stock that it holds a warrant to acquire). Any such distribution will be treated as a dividend for U.S. federal income tax purposes to the extent of our current or accumulated earnings and profits. However, for the purposes of the dividends-received deduction and of “qualified dividend” treatment, due to the redemption right, a Redeeming U.S. Holder may be unable to include the time period prior to the approval of the acquisition in the holder’s “holding period.” Any distribution in excess of our earnings and profits will reduce the Redeeming U.S. Holder’s basis in the GEAC stock (but not below zero), and any remaining excess will be treated as gain realized on the sale or other disposition of the GEAC stock. If, taking into account the effect of redemptions by other stockholders, the Redeeming U.S. Holder’s percentage ownership in GEAC is reduced as a result of the redemption by at least 20%, the holder will generally be regarded as having incurred a meaningful reduction in interest. Furthermore, if a Redeeming U.S. Holder has a relatively minimal stock interest and, such percentage interest is reduced by any amount as a result of the redemption, the Redeeming U.S. Holder should generally be regarded as having incurred a meaningful reduction in interest. For example, the IRS has ruled that any reduction in a stockholder’s proportionate interest is a “meaningful reduction” if the stockholder owns less than 1% of the stock of a corporation and did not have management control over the corporation.

Holders of GEAC stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption will be treated as a sale or as a distribution under the Code.

U.S. Federal Income Tax Considerations to Non-U.S. GEAC Stockholders

This section is addressed to non-U.S. holders of GEAC stock that elect to have their GEAC common stock redeemed for cash as described in the section entitled “Special Meeting in Lieu of 2012 and 2013 Annual Meetings of GEAC Stockholders — Redemption Rights” beginning on page 86. For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a partnership) that so redeems its GEAC stock and is not a Redeeming U.S. Holder.

A Redeeming Non-U.S. Holder who elects to have their GEAC stock redeemed will generally be treated in the same manner as a U.S. stockholder for U.S. federal income tax purposes except that any such non-U.S. stockholder will not be subject to U.S. federal income tax on the exchange unless (i) such holder is an individual who is present in the United States for 183 days or more during the taxable year in which the redemption takes place and has a “tax home” in the United States (in which case the non-U.S. stockholder will be subject to a 30% tax on the individual’s net capital gain for the year) or (ii) such holder is engaged in a trade or business within the United States and any gain recognized in the exchange is treated as effectively connected with such trade or business (in which case the non-U.S. stockholder will generally be subject to the same treatment as a U.S. stockholder with respect to the exchange). See the discussion above under “U.S. Federal Income Tax Considerations to U.S. GEAC Stockholders.” Any amount treated as a distribution to a Redeeming Non-U.S. Holder will generally be subject to U.S. withholding tax at a rate of 30%, unless the Redeeming Non-U.S. Holder is entitled to a reduced rate of withholding under an applicable income tax treaty.

Non-U.S. holders of GEAC stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their GEAC stock will be treated as a sale or as a distribution under the Code.

Backup Withholding

In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate U.S. holder that:

•	fails to provide an accurate taxpayer identification number;
•	is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or
•	in certain circumstances, fails to comply with applicable certification requirements.

Any amount withheld under these rules will be creditable against the holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is furnished to the IRS and other applicable requirements are met.

Regulatory Matters

U.S. Antitrust.  Under the HSR Act and the rules that have been promulgated thereunder by the Federal Trade Commission, or the FTC, the Business Combination may not be consummated unless GEAC and PAR furnish certain information to the requisite government authorities and specified waiting period requirements have been satisfied. GEAC and PAR each filed with the FTC a notification under the HSR Act with respect to the Business Combination on December 5, 2012. Early termination of the waiting period applicable to the Business Combination was granted by the FTC as of December 21, 2012.

FCC Licenses.  Row 44 holds certain licenses or authorizations issued by the Federal Communications Commission, or the FCC. Under the Communications Act of 1934, as amended, and the rules and regulations of the FCC, prior to completion of the Business Combination, the FCC must approve the transfer of control of Row 44 and its FCC licenses to GEAC. A transfer of control application was first filed by Row 44 with the FCC on December 3, 2012 and an update to the application was filed on December 11, 2012. Under applicable FCC rules and regulations, the transfer of control application is subject to public notice and comment for a period of 30 calendar days, during which time members of the public may file comments to the applications or petitions to the FCC to deny the applications. Row 44’s transfer of control application was placed on public notice by the FCC on December 26, 2012. After the 30 day comment period, the FCC will remove the application from public notice and notify the applicant that the application is either granted or rejected. While we do not expect there to be any opposition to the transfer of control application by Row 44, we cannot assure you that comments or petitions to the FCC to deny Row 44's transfer of control application will not be filed. The filing of such comments or petitions could delay the FCC’s decision making process, which could in turn delay the closing. As such, we cannot assure you that Row 44’s transfer of control application will be approved in a timely manner or at all. A denial or significant delay in the granting of the application could delay or prevent consummation of the Business Combination.

Recommendation of the Board

GEAC’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE BUSINESS COMBINATION PROPOSAL.

PROPOSAL NO. 2 — APPROVAL OF THE SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Assuming the Business Combination Proposal is approved, our stockholders are also being asked to approve the second amended and restated certificate of incorporation. The proposed certificate is required pursuant to the terms of the Row 44 Merger Agreement, and in the judgment of our board of directors, the proposed certificate is necessary to adequately address the post-Business Combination needs of the Company.

The proposed certificate provides for, among other things, (i) the change of the Company’s name to Global Eagle Entertainment Inc., (ii) the removal of certain provisions related to our status as a blank check company, (iii) the issuance of shares of non-voting common stock (which will be issued in the Business Combination), and (iv) such other changes that our board of directors deem appropriate for a public operating company.

We are required by Delaware law to obtain the approval of holders of a majority of our outstanding shares to amend our certificate of incorporation. The following table sets forth a summary of the material differences between our current certificate of incorporation and the proposed certificate. This summary is qualified by reference to the complete text of the proposed certificate, a copy of which is attached to this proxy statement as Annex C. All stockholders are encouraged to read the proposed certificate in its entirety for a more complete description of its terms.

	Current Certificate	Proposed Certificate
Name	Our current certificate provides that our name is “Global Eagle Acquisition Corp.”	The proposed certificate provides that our name is “Global Eagle Entertainment Inc.”
Duration of Existence	Our current certificate provides that if we do not consummate an initial business combination by February 18, 2013, we will cease all operations and liquidate the trust account.	The proposed certificate provides for perpetual existence.
Provisions Specific to a Blank Check Company	Under our current certificate, Article IX sets forth various provisions related to our operations as a blank check company prior to the consummation of an initial business combination.	The proposed certificate does not include these blank check company provisions because, upon consummation of the Business Combination, we will cease to be a blank check company. Additionally, the provisions requiring that the proceeds from our initial public offering be held in a trust account until a business combination or liquidation of the Company and the terms governing the Company’s consummation of a proposed business combination will not be applicable following consummation of the Business Combination.
Authorized Shares	Under our current certificate, the Company is authorized to issue up to 401.0 million shares, comprised of 400.0 million shares of common stock, par value US$0.0001 per share, and 1.0 million shares of preferred stock, par value US$0.0001 per share.	Under the proposed certificate we will be authorized to issue up to 401.0 million shares, comprised of 375 million shares of common stock, par value US$0.0001 per share, 25 million shares of non-voting common stock, par value US$0.0001 per share, and 1.0 million shares of preferred stock, par value of US$0.0001 per share.

	Current Certificate	Proposed Certificate
Dividends	Our current certificate provides that, subject to the rights of the preferred stock, if any, dividends may be declared and paid on the common stock, as the board of directors shall determine in its discretion.	The proposed certificate provides that, subject to the rights of the preferred stock, if any, dividends may be declared and paid on the common and non-voting common stock, identically and ratably, on a per share basis as if the two classes of stock constituted a single class, as the board of directors shall determine in its discretion. In the event of a dividend payable in shares of common or non-voting common stock (or rights to acquire such stock, as applicable), shares of non-voting common stock shall only be entitled to receive shares of non-voting common stock and shares of common stock shall only be entitled to receive shares of common stock.
Voting Rights	Our current certificate states that holders of shares of common stock shall be entitled to one vote for each such share of common stock held on each matter properly submitted to the stockholders on which the holders of the common stock are entitled to vote.	The proposed certificate states that each holder of common stock shall be entitled to one vote for each share of common stock held of record by such holder on all matters on which stockholders generally are entitled to vote. Holders of shares of non-voting common stock shall not have voting rights with respect to those shares. However, any action to amend the terms of the non-voting common stock or that would adversely affect the rights of the non-voting common stock relative to the common stock will require the approval of the holders of non-voting common stock.
Conversion Rights	Our current certificate does not provide for conversion rights.	The proposed certificate permits the conversion of non-voting common stock into voting common stock upon the election by the non-voting common stockholder on or after October 31, 2013 or upon the sale or transfer of non-voting common stock to any person other than PAR or any other person if the ownership by such person would result in PAR being a “beneficial owner” of the stock for purposes of the Exchange Act.

	Current Certificate	Proposed Certificate
Number of Directors	Our current certificate states that the number of directors, other than those who may be elected by the holders of one or more series of the preferred stock voting separately by class or series, shall be fixed from time to time exclusively by the board of directors pursuant to a resolution adopted by a majority of the total number of directors the Company would have if there were no vacancies.	The proposed certificate states that the number of directors, other than those who may be elected by the holders of one or more series of the preferred stock voting separately by class or series, shall be fixed from time to time exclusively by the board of directors pursuant to a resolution adopted by the board of directors.
Removal of Directors	Our current certificate provides that any or all of the directors may be removed from office at any time, but only for cause and only by the affirmative vote of holders of a majority of the voting power of all then outstanding shares of capital stock entitled to vote generally in the election of directors, voting together as a single class. This provision is qualified by the rights of holders of one or more series of preferred stock who may be granted rights to elect members of the board of directors. For the removal of directors elected pursuant to those rights, the removal from office is governed by the terms of the applicable series of preferred stock as set forth in the certificate of incorporation.	The proposed certificate contains identical provisions, with the added requirement that at least 45 days prior to any annual or special meeting of stockholders at which it is proposed that any director be removed from office, written notice of such proposed removal and the alleged grounds thereof shall be sent to the director whose removal will be considered at the meeting.
Stockholder Action Without Meeting	Our current certificate states that, following the Company’s initial public offering, any action required or permitted to be taken by the stockholders must be effected by a duly called annual or special meeting of such holders and may not be effected by written consent of the stockholders.	The proposed certificate prohibits stockholders from taking any action by written consent, except as otherwise expressly provided by the terms of any series of preferred stock, so stockholders must take any actions at a duly called annual or special meeting of the stockholders.
Special Meetings of Stockholders	Our current certificate states that, subject to the rights of the holders of any series of preferred stock, special meetings of stockholders may be called only by the Chairman of the Board, Chief Executive Officer, or the board of directors pursuant to a resolution adopted by a majority of the total number of directors the Company would have if there were no vacancies. The ability of stockholders to call a special meeting is specifically denied.	The proposed certificate states that, except as expressly provided by the terms of any series of preferred stock, special meetings of stockholders may be called only by the Chairman of the Board, Chief Executive Officer, or the board of directors pursuant to a resolution adopted by the board of directors. The ability of stockholders to call a special meeting is specifically denied.

	Current Certificate	Proposed Certificate
Exclusive Jurisdiction	Our current certificate does not contain an exclusive jurisdiction provision.	The proposed certificate contains the provision that, unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware will be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or its stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL or the Company’s certificate of incorporation or bylaws, or (iv) any action asserting a claim against the Company governed by the internal affairs doctrine. Although we believe this provision benefits us by providing increased consistency in the application of Delaware law in the types of lawsuits to which it applies, the provision may have the effect of discouraging lawsuits against our directors and officers. The enforceability of similar choice of forum provisions in other companies’ certificates of incorporation has been challenged in legal proceedings, and it is possible that, in connection with any action, a court could find the choice of forum provisions contained in our amended and restated certificate of incorporation to be inapplicable or unenforceable in such action.
Corporate Opportunity	Our current certificate provides that the doctrine of corporate opportunity, or any other analogous doctrine, does not apply with respect to the Company or any of its officers or directors or in circumstances where the application of any such doctrine would conflict with any fiduciary duties or contractual obligations they may.	The proposed certificate is silent with respect to the corporate opportunity doctrine.

	Current Certificate	Proposed Certificate
Amendment to Certificate of Incorporation	The current certificate provides that the Company reserves the right to amend, alter, change or repeal any provision contained in the current certificate (including any preferred stock designation), in the manner now or hereafter prescribed by the current certificate and the DGCL; and, except as set forth in Article VIII, all rights, preferences and privileges conferred upon stockholders, directors or any other persons by and pursuant to the certificate in its present form or as amended are granted subject to the right reserved in Article XI; provided, however, that Article IX of the certificate may only be amended as provided therein.	The proposed certificate provides that the provisions set forth in Sections 4.2 (Preferred Stock), 4.3 (Common Stock and Non-Voting Common Stock) and 4.4 (Conversion of Non-Voting Common Stock to Common Stock), and Articles V (Board of Directors), VI (Bylaws), VII (Meetings of the Stockholders; Action By Written Consent), VIII (Limited Liability; Indemnification), IX (Exclusive Jurisdiction of Delaware Courts) and Article X (Amendment of Amended and Restated Certificate of Incorporation) may not be repealed or amended in any respect without the affirmative vote of the holders of not less than 66.667% of the total voting power of all outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class.
Amendment to Bylaws	The current certificate provides that the bylaws may be amended by (i) the board, pursuant to a resolution adopted by a majority of the total number of directors the Company would have if there were no vacancies or (ii) the stockholders, pursuant to the affirmative vote of at least a majority of the voting power of all then outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class, in addition to any vote of the holders of any class or series of capital stock of the Company required by law or by the current certificate (including any preferred stock designation).	The proposed certificate provides that the bylaws may be adopted by (i) the board, pursuant to a resolution adopted by the board or (ii) the stockholders, pursuant to the affirmative vote of at least 66.667% of the voting power of all then outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class, in addition to any vote of the holders of any class or series of capital stock of the Company required by law or by the current certificate (including any preferred stock designation).

Approval of this proposal is a condition to the completion of the Business Combination. If the proposal is not approved, the Business Combination will not occur.

Vote Required for Approval

The affirmative vote of holders of a majority of the outstanding shares of our common stock is required to approve our proposed second amended and restated certificate of incorporation. Broker non-votes, abstentions or the failure to vote on the certificate proposal will have the same effect as a vote against this proposal.

Recommendation of the Board

GEAC’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.

PROPOSAL NO. 3 — ELECTION OF DIRECTORS TO THE BOARD

Our board of directors is currently divided into three classes, with each class having a term of three years. If the Certificate Proposal is approved, the proposed certificate will continue the classified structure of the board. Pursuant to the Row 44 Merger Agreement, upon the closing of the Business Combination, the Company’s board will be increased to seven members. Therefore, the Company is asking its stockholders to vote to elect a total of five directors to Classes I and II, each of which currently consists of one director, each of whose terms will expire at this special meeting in lieu of the 2012 and 2013 annual meetings, which serves as both our 2012 and 2013 annual meetings. Our independent directors have nominated each of Jeffrey A. Leddy and Jeffrey E. Epstein to serve as Class I directors, with terms expiring at the Company’s annual meeting of stockholders in 2015 and until each of their respective successors is duly elected and qualified, or until their earlier resignation, removal or death. The annual meeting of stockholders in 2015 will constitute the third succeeding annual meeting of stockholders after their election pursuant to the proposed certificate. Our independent directors have nominated Harry E. Sloan, Jeff Sagansky and Edward L. Shapiro to serve as Class II directors, with terms expiring at the annual meeting of stockholders in 2016 and until each of their respective successors is duly elected and qualified, or until their earlier resignation, removal or death. If the Certificate Proposal and the Business Combination Proposal are approved, we anticipate that the board will elect, as of the closing of the Business Combination, Class III directors, which will be comprised of Louis Bélanger-Martin and John LaValle, with terms expiring at the Company’s annual meeting of stockholders in 2014, and until each of their respective successors is duly elected and qualified, or until their earlier resignation, removal or death.

This proposal is conditioned upon the approval of the Certificate Proposal and the Business Combination Proposal. If the Certificate Proposal and the Business Combination Proposal are not approved, this proposal will have no effect.

The following sets forth information regarding each nominee.

Class I Nominees for Election to the Board of Directors

Jeffrey A. Leddy, 57

Jeffrey A. Leddy has been the Chief Executive Officer of Hughes Telematics, Inc. (HTI) and served as a member of its board of directors since the merger in March 2009 between HTI and Polaris Acquisition Corp. Mr. Leddy served as the Chief Executive Officer of Hughes Telematics, Inc. from December 2006 and as a member of HTI’s board of directors since March 2006. From April 2003 through December 2006, Mr. Leddy served as Chief Executive Officer and President of SkyTerra Communications, Inc. (SkyTerra). Prior to serving as Chief Executive Officer and President, Mr. Leddy served as the President and Chief Operating Officer of SkyTerra from October 2002 and its Senior Vice President of Operations from June 2002. From September 1980 to December 2001, Mr. Leddy worked for EMS Technologies serving most recently as Vice President. From 2005 to 2011, Mr. Leddy served on the board of directors of Hughes Communications, Inc. and Hughes Systique Corporation and on the board of managers of Hughes Network Systems, LLC. From 2006 to 2008, Mr. Leddy served on the board of directors of SkyTerra. Mr. Leddy received his bachelor’s degree in Physics from the Georgia Institute of Technology and a master’s degree in Electrical Engineering from Stanford University. Mr. Leddy’s specific qualifications, experience and skills include extensive experience with satellite communications and telematics businesses and extensive executive experience, including his current position as Chief Executive Officer of HTI.

Jeffrey E. Epstein, 56

Jeffrey E. Epstein has served as a Director of priceline.com since April 2003, and is currently a member of the Audit Committee and the Compensation Committee of that company. Since April 2012, Mr. Epstein has also served on the board of directors and as a member of the Audit Committee and the Nominating Governance Committee of Shutterstock, Inc. Mr. Epstein was Executive Vice President and Chief Financial Officer of Oracle Corporation, an enterprise software company, from September 2008 to April 2011. Mr. Epstein served as Executive Vice President and Chief Financial Officer of Oberon Media, Inc. from April 2007 to June 2008. From June 2005 until its sale in March 2007, Mr. Epstein was Executive Vice President and Chief Financial Officer of ADVO, Inc. Mr. Epstein is a member of the Audit and Compliance

Committee of the Stanford University Hospital and a member of the Management Board of the Stanford University Graduate School of Business. Mr. Epstein is a Senior Advisor at Oak Hill Capital Partners and an Executive in Residence at Bessemer Venture Partners. Mr. Epstein’s specific qualifications, experience and skills include expertise in finance as a former chief financial officer of one of the world’s largest enterprise software companies.

Class II Nominees for Election to the Board of Directors

Harry E. Sloan, 62

Harry E. Sloan has been our Chairman and Chief Executive Officer since our inception. From October 2005 to August 2009, Mr. Sloan served as Chairman and Chief Executive Officer of Metro-Goldwyn-Mayer, Inc., or MGM, a motion picture, television, home entertainment, and theatrical production and distribution company, and thereafter continued as non-executive chairman until January 2011. He was appointed by a consortium comprised of private equity investors, Comcast Corporation and Sony Corporation of America one year after they agreed to acquire MGM through a leveraged buyout in September 2004. MGM filed for protection under Chapter 11 of the United States Bankruptcy Code in November 2010 pursuant to a pre-packaged plan of reorganization, which was confirmed by a federal bankruptcy court in December 2010. Mr. Sloan served as an outside consultant to MGM pursuant to a consulting agreement which expired in October 2011. From 1990 to 2001, Mr. Sloan was Chairman and Chief Executive Officer of SBS Broadcasting, S.A., or SBS, a European broadcasting group, operating commercial television, premium pay channels, radio stations and related print businesses in Western and Central and Eastern Europe, which he founded in 1990 and continued as Executive Chairman until 2005. In 1999, SBS became the largest shareholder of Lions Gate Entertainment Corp., or Lions Gate, an independent motion picture and television production company. Mr. Sloan served as chairman of the board of Lions Gate from April 2004 to March 2005. From 1983 to 1989, Mr. Sloan was Co-Chairman of New World Entertainment Ltd., an independent motion picture and television production company. In January 2011, Mr. Sloan joined the board of Promotora de Informaciones, S.A., or PRISA, Spain’s largest media conglomerate which owns El Pais, the leading newspaper in the Spanish-speaking world, as well as pay television, radio and digital properties. He has served on the board of ZeniMax Media Inc., an independent producer of interactive gaming and web content, since 1999. Mr. Sloan was appointed by President Ronald Reagan in 1987 to the President's Advisory Council on Trade and Policy Negotiations (ACTPN). He currently serves on the UCLA Anderson School of Management Board of Visitors and the Executive Board of UCLA Theatre, Film and Television. Mr. Sloan received his Juris Doctor from Loyola Law School in 1976 and his Bachelor of Arts degree from the University of California, Los Angeles in 1971. Mr. Sloan’s designation as chairman of our board of directors was based upon his extensive background and experience as an executive in the media and entertainment industries and his substantial experience in identifying and acquiring a wide variety of businesses. Mr. Sloan is the brother-in-law of James A. Graf, our Vice President, Chief Financial Officer, Treasurer and Secretary.

Jeff Sagansky, 60

Jeff Sagansky has been our President since our inception. Mr. Sagansky has served as Chairman of Hemisphere Film Capital, a private motion picture and television finance company, since 2008. From February 2009 to April 2011, he served as non-executive Chairman of RHI Entertainment, Inc., which develops, produces and distributes original made-for-television movies and miniseries. From January 2007 through December 2011, he served as Chairman of Elm Tree Partners, a private casino development company, and from September 2007 to February 2009, he served as Co-Chairman of Peace Arch Entertainment Group, Inc., or Peace Arch, a Canadian production and sales company. He also served as interim chief executive officer of Peace Arch from November 2007 to July 2008. From December 2002 to August 2003, he was Vice Chairman of Paxson Communications Corporation, a television network and stations group. From 1998 to 2002, Mr. Sagansky served as Chief Executive Officer of Paxson Communications Corporation. Prior to joining Paxson Communications Corporation, Mr. Sagansky was Co-President of Sony Pictures Entertainment, or SPE, a motion picture, television, and home entertainment production and distribution company which is a subsidiary of Sony Corporation of America, or SCA, from 1996 to 1998 where he was responsible for SPE’s strategic planning and worldwide television operations. Prior to his position with SPE, Mr. Sagansky served as executive vice president of SCA, which he joined in 1994. Prior to joining SCA, Mr. Sagansky was President of CBS Entertainment, a television network, from 1990 to 1994. Mr. Sagansky previously served as president of production and then president of TriStar Pictures, a motion picture and television production and distribution company, from 1985 to 1989. He is currently a director of Scripps Networks Interactive, Inc., a publicly traded lifestyle media company, and serves on its audit committee and corporate governance committee. Mr. Sagansky earned a Bachelor of Arts degree from Harvard College and a Masters in Business degree from Harvard Business School.

Edward L. Shapiro, 47

Edward L. Shapiro is a Partner and Vice President at PAR Capital Management, Inc., a Boston-based investment management firm specializing in investments in travel, media and Internet-related companies. Prior to joining PAR Capital in 1997, Mr. Shapiro was a Vice President at Wellington Management Company, LLP and before that an Analyst at Morgan Stanley & Co. Mr. Shapiro also serves as chairman of the supervisory board of AIA, and is Chairman of the Board of Legend 3D, Inc. and Lumexis Corporation, a member of the Wharton Undergraduate Board and on the Trust Board for Children’s Hospital Boston. He previously served on the board of US Airways from 2005-2008. Mr. Shapiro earned his BS in economics from the University of Pennsylvania’s Wharton School and an MBA from UCLA’s Anderson School of Management. The principal qualifications that led to Mr. Shapiro’s selection as a director include his financial expertise and extensive experience in the travel, media and related businesses. Mr Shapiro’s specific qualifications, experiences, and skills include his experience in corporate governance matters, considerable expertise in finance and financial matters and deep understanding of Row 44 and the airline industry.

Vote Required for Approval

If a quorum is present, directors are elected by a plurality of the votes cast, in person or by proxy. This means that the five (5) nominees will be elected if they receive more affirmative votes than any other nominee for the same position. Votes marked “FOR” a nominee will be counted in favor of that nominee. Proxies will have full discretion to cast votes for other persons in the event any nominee is unable to serve. Our board of directors has no reason to believe that any nominee will be unable to serve if elected. Failure to vote by proxy or to vote in person at the special meeting, an abstention from voting, or the failure of a GEAC stockholder who holds his or her shares in “street name” through a broker or other nominee to give voting instructions to such broker or other nominee will have no effect on the vote since a plurality of the votes cast is required for the election of each nominee.

Recommendation of the Board

GEAC’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE FIVE (5) NOMINEES TO THE BOARD OF DIRECTORS.

PROPOSAL NO. 4 — APPROVAL AND ADOPTION OF THE GLOBAL EAGLE ENTERTAINMENT INC. 2013 EQUITY INCENTIVE PLAN

Our board has unanimously approved and adopted the Global Eagle Entertainment Inc. 2013 Equity Incentive Plan, and the board has unanimously approved and recommended that our stockholders approve and adopt the Incentive Plan. Set forth below is a description of the Incentive Plan. Our stockholders should read carefully the entire Incentive Plan, which is attached as Annex D to this proxy statement, before voting on this proposal.

Approval of this proposal is a condition to the completion of the Business Combination. If the proposal is not approved, the Business Combination will not occur.

Vote Required for Approval

The Incentive Plan will be approved and adopted if holders of at least a majority of the outstanding shares of our common stock voted at the special meeting vote “FOR” this proposal.

Global Eagle Entertainment Inc. 2013 Equity Incentive Plan

Background

The Incentive Plan has been approved by our board of directors and is subject to approval by our stockholders. The purpose of the Incentive Plan is to provide a means through which we and our affiliates may attract and retain key personnel and provide a means whereby directors, officers, members, managers, employees, consultants and advisors (and prospective directors, officers, members, managers, employees, consultants and advisors) of the Company and our affiliates can acquire and maintain an equity interest in GEAC, or be paid incentive compensation, thereby strengthening their commitment to the welfare of GEAC and our affiliates and aligning their interests with those of our stockholders.

We may grant stock options, stock appreciation rights, restricted stock, restricted stock units, stock bonus awards and performance compensation awards, to current or prospective employees, directors, officers, consultants and advisors, and those of our affiliates. Generally, all classes of employees will be eligible to participate in the Incentive Plan.

The following is a summary of the material provisions of the Incentive Plan and is qualified in its entirety by reference to the complete text of the Incentive Plan, a copy of which is attached to this proxy statement as Annex D.

Share reserve

Under the Incentive Plan, 5,000,000 shares of our common stock will be reserved for issuance pursuant to a variety of stock-based compensation awards, including stock options, and restricted stock awards.

The following counting provisions will be in effect for the share reserve under the Incentive Plan:

•	to the extent that an award terminates, expires, or lapses for any reason, any shares subject to the award at such time will be available for future grants under the Incentive Plan, provided that no such shares may be issued pursuant to an incentive stock option;
•	to the extent shares are tendered or withheld to satisfy the grant, exercise price, or tax withholding obligation with respect to any award under the Incentive Plan, such tendered or withheld shares will be available for future grants under the Incentive Plan, provided that no such shares may be issued pursuant to an incentive stock option; and

•	to the extent permitted by applicable law or any exchange rule, shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by us or any of GEAC’ subsidiaries will not be counted against the shares available for issuance under the Incentive Plan.

Notwithstanding the above, no individual may be granted stock-based awards under the Incentive Plan covering more than 1,500,000 shares in any calendar year.

Administration

The compensation committee of our board of directors will administer the Incentive Plan unless our board of directors assumes authority for administration or delegates such authority to another committee of the board of directors. The compensation committee must consist solely of at least two members of our board of directors, each of whom is intended to qualify as an “outside director,” within the meaning of Section 162(m) of the Internal Revenue Code, a “non-employee director” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and an “independent director” within the meaning of the rules of Nasdaq, or other principal securities market on which shares of our common stock are traded. The contemplated composition of our compensation committee will meet these requirements. The Incentive Plan will provide that the compensation committee may delegate its authority to grant awards to employees other than executive officers and certain of our senior executives to one or more of our officers.

Subject to the terms and conditions of the Incentive Plan, the administrator will have the authority to select the persons to whom awards are to be made, to determine the number of shares to be subject to awards and the terms and conditions of awards, and to make all other determinations and to take all other actions necessary or advisable for the administration of the Incentive Plan. The administrator will also be authorized to adopt, amend, or rescind rules relating to administration of the Incentive Plan. Our board of directors may at any time remove the compensation committee as the administrator and revest in itself the authority to administer the Incentive Plan. The full board of directors will administer the Incentive Plan with respect to awards to non-employee directors.

Eligibility

Awards under the Incentive Plan may be granted to individuals who are then GEAC’ officers, employees, directors, or consultants or are the officers, employees, directors, or consultants of certain of GEAC’ subsidiaries. Only executive officers and employees may be granted incentive stock options, or ISOs.

Awards

The Incentive Plan will provide that the administrator may grant or issue stock options and restricted stock or any combination thereof. Each award will be set forth in a separate agreement with the person receiving the award and will indicate the type, terms, and conditions of the award.

•	Nonqualified stock options, or NQSOs, will provide for the right to purchase shares of our common stock at a specified price which may not be less than fair market value on the date of grant, and usually will become exercisable (at the discretion of the administrator) in one or more installments after the grant date, subject to the participant’s continued employment or service with us or a subsidiary and/or subject to the satisfaction of corporate performance targets and individual performance targets established by the administrator. NQSOs may be granted for any term specified by the administrator, but may not exceed ten years.
•	Incentive stock options will be designed in a manner intended to comply with the provisions of Section 422 of the Internal Revenue Code and will be subject to specified restrictions contained in the Internal Revenue Code. Among such restrictions, ISOs must have an exercise price of not less than the fair market value of a share of common stock on the date of grant, may only be granted to employees, and must not be exercisable after a period of ten years measured from the date of grant. In the case of an ISO granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all classes of our capital stock, the Incentive Plan will provide that the exercise price must be at least 110% of the fair market value of a share of common stock on the date of grant and the ISO must not be exercisable after a period of five years measured from the date of grant.

•	Restricted stock may be granted to any eligible individual and made subject to such restrictions as may be determined by the administrator. Restricted stock, typically, may be forfeited for no consideration or repurchased by us at the original purchase price if the conditions or restrictions on vesting are not met. In general, restricted stock may not be sold, or otherwise transferred, until restrictions are removed or expire. Purchasers of restricted stock, unlike recipients of options, will have voting rights and will have the right to receive dividends, if any, prior to the time when the restrictions lapse.

Change of control

In the event of a change of control, the administrator may, in its sole discretion, accelerate vesting of awards issued under the Incentive Plan such that 100% of such award may become vested and exercisable. Additionally, the administrator will also have complete discretion to structure one or more awards under the Incentive Plan to provide that such awards will become vested and exercisable on an accelerated basis. The administrator may also make appropriate adjustments to awards under the Incentive Plan and will be authorized to provide for the acceleration, termination, assumption, substitution, or conversion of such awards in the event of a change of control or certain other unusual or nonrecurring events or transactions. Under the Incentive Plan, a change of control will be generally defined as:

•	the transfer or exchange in a single or series of related transactions by our stockholders of more than 50% of our voting securities to a person or group;
•	a change in the composition of our board of directors over a two-year period such that 50% or more of the members of the board were elected through one or more contested elections;
•	a merger, consolidation, reorganization, or business combination in which GEAC is involved, directly or indirectly, other than a merger, consolidation, reorganization, or business combination which results in our outstanding voting securities immediately before the transaction continuing to represent a majority of the voting power of the acquiring company’s outstanding voting securities and after which no person or group beneficially owns 50% or more of the outstanding voting securities of the surviving entity immediately after the transaction;
•	the sale, exchange, or transfer of all or substantially all of our assets; or
•	stockholder approval of our liquidation or dissolution.

Adjustments of awards

In the event of any stock dividend, stock split, extraordinary cash dividend, combination or exchange of shares, merger, consolidation, spin-off, recapitalization, distribution of our assets to stockholders, or any other corporate event affecting the number of outstanding shares of our common stock or the share price of our common stock that would require adjustments to the Incentive Plan or any awards under the Incentive Plan in order to prevent the dilution or enlargement of the potential benefits intended to be made available thereunder, the administrator will make appropriate, proportionate adjustments to:

•	the aggregate number and type of shares subject to the Incentive Plan;
•	the terms and conditions of outstanding awards (including, without limitation, any applicable performance targets or criteria with respect to such awards);
•	the grant or exercise price per share of, and the aggregate number of shares subject to, any outstanding awards under the Incentive Plan; and
•	the performance goals pertaining to an award.

Amendment and termination

Our board of directors or the compensation committee (with board approval) may terminate, amend, or modify the Incentive Plan at any time and from time-to-time. However, we must generally obtain stockholder approval:

•	to increase the number of shares available under the Incentive Plan (other than in connection with certain corporate events, as described above);

•	to expand the group of participants under the Incentive Plan;
•	to diminish the protections afforded by the Incentive Plan with regard to decreasing the exercise price for options or otherwise materially change the vesting or performance requirements of an award; or
•	to the extent required by applicable law, rule, or regulation (including any applicable stock exchange rule).

Notwithstanding the foregoing, no option may be amended to reduce the per share exercise price below the per share exercise price of such option on the grant date and no options may be granted in exchange for, or in connection with, the cancellation or surrender of options having a higher per share exercise price without receiving additional stockholder approval.

Expiration date

The Incentive Plan will expire on, and no option or other award may be granted pursuant to the Incentive Plan after, ten years after the effective date of the Incentive Plan. Any award that is outstanding on the expiration date of the Incentive Plan will remain in force according to the terms of the Incentive Plan and the applicable award agreement.

Securities laws and federal income taxes

The Incentive Plan will be designed to comply with certain securities and federal tax laws, including as follows:

•	Securities laws. The Incentive Plan is intended to conform to all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the SEC thereunder, including, without limitation, Rule 16b-3. The Incentive Plan will be administered, and options will be granted and may be exercised, only in such a manner as to conform to such laws, rules, and regulations.
•	Section 409A of the Internal Revenue Code. Certain awards under the Incentive Plan may be considered “nonqualified deferred compensation” for purposes of Section 409A of the Internal Revenue Code, which imposes certain additional requirements regarding the payment of deferred compensation. Generally, if at any time during a taxable year a nonqualified deferred compensation plan fails to meet the requirements of Section 409A, or is not operated in accordance with those requirements, all amounts deferred under such plan and all other equity incentive plans for the taxable year and all preceding taxable years, by any participant with respect to whom the failure relates, are includible in gross income for the taxable year to the extent not subject to a substantial risk of forfeiture and not previously included in gross income. If a deferred amount is required to be included in income under Section 409A, the amount also is subject to interest and an additional income tax. The interest imposed is equal to the interest at the underpayment rate plus one percentage point, imposed on the underpayments that would have occurred had the compensation been includible in income for the taxable year when first deferred, or if later, when not subject to a substantial risk of forfeiture. The additional federal income tax is equal to 20% of the compensation required to be included in gross income. In addition, certain states, including California, have laws similar to Section 409A, which impose additional state penalty taxes on such compensation.

Section 162(m) of the Internal Revenue Code. In general, under Section 162(m) of the Internal Revenue Code, income tax deductions of publicly-held corporations may be limited to the extent total compensation (including, but not limited to, base salary, annual bonus, and income attributable to stock option exercises and other non-qualified benefits) for certain executive officers exceeds $1,000,000 (less the amount of any “excess parachute payments” as defined in Section 280G of the Internal Revenue Code) in any taxable year of the corporation. However, under Section 162(m), the deduction limit does not apply to certain “performance-based compensation” established by an independent compensation committee that is adequately disclosed to, and approved by, stockholders. In particular, stock options granted pursuant to the Incentive Plan will satisfy the “performance-based compensation” exception if the awards are made by a qualifying compensation committee, the Incentive Plan sets the maximum number of shares that can be granted to any person within a specified period, and the compensation is based solely on an increase in the stock price after the grant date. Specifically, the option exercise price must be equal to or greater than the fair market value of the stock subject to the award on the grant date.

We have attempted to structure the Incentive Plan in such a manner that, the compensation attributable to stock options, and other performance-based awards which meet the other requirements of Section 162(m) will not be subject to the $1,000,000 limitation. We have not, however, requested a ruling from the IRS or an opinion of counsel regarding this issue. In addition, the compensation committee has the discretion to make awards that do not qualify as performance-based compensation.

We intend to file with the SEC a registration statement on Form S-8 covering the shares of our common stock issuable under the Incentive Plan.

New Plan Benefits

Grants under the Incentive Plan will be made at the discretion of the compensation committee. Except with respect to the options expected to be granted on the closing date of the Business Combination as described under section entitled “Management After the Business Combination — Executive Compensation —  Closing Date Option Grants” beginning on page 207, the grants under the Incentive Plan are not yet determinable. The value of the awards granted under the Incentive Plan will depend on a number of factors, including the fair market value of GEAC common stcok on future dates, the exercise decisions made by the participants, and the extent to which any applicable performance goals necessary for vesting or payment are achieved. The closing price of GEAC common stock as reported on Nasdaq on January 15, 2013 was $9.96.

Recommendation of the Board

GEAC’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL AND ADOPTION OF THE GLOBAL EAGLE ENTERTAINMENT INC. 2013 EQUITY INCENTIVE PLAN.

PROPOSAL NO. 5 — THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will allow our board of directors to adjourn the special meeting of stockholders to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting of stockholders to approve one or more of the proposals presented at the special meeting. In no event will our board of directors adjourn the special meeting of stockholders or consummate the Business Combination beyond the date by which it may properly do so under our amended and restated certificate of incorporation and Delaware law.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our board of directors may not be able to adjourn the special meeting of stockholders to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting of stockholders to approve the Business Combination Proposal or the Incentive Plan Proposal.

Required Vote

Adoption of the Adjournment Proposal requires the affirmative vote of a majority of the issued and outstanding shares of our common stock as of the record date represented in person or by proxy at the special meeting of stockholders and entitled to vote thereon. Adoption of the Adjournment Proposal is not conditioned upon the adoption of any of the other proposals.

Recommendation of the Board

GEAC’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

THE BUSINESS COMBINATION AGREEMENTS

This section of the proxy statement describes the material provisions of the Row 44 Merger Agreement and the AIA Stock Purchase Agreement, but does not purport to describe all of the terms of the Row 44 Merger Agreement or the AIA Stock Purchase Agreement. The following summary is qualified in its entirety by reference to the complete text of the Row 44 Merger Agreement and the AIA Stock Purchase Agreement, a copy of each of which is attached as Annex A and Annex B hereto, respectively. You are urged to read the Row 44 Merger Agreement and the AIA Stock Purchase Agreement in their entirety because they are the primary legal documents that govern the Business Combination.

Each of the Row 44 Merger Agreement and the AIA Stock Purchase Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of each agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating each of those agreements. The representations, warranties and covenants in the Row 44 Merger Agreement are also modified in important part by the underlying disclosure schedules which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. We do not believe that these schedules contain information that is material to an investment decision.

The Row 44 Merger Agreement

Structure of Merger

The Row 44 Merger Agreement provides for the merger of our wholly-owned subsidiary, GEAC Merger Sub, with and into Row 44, with Row 44 surviving as a wholly-owned subsidiary of the Company. As result, each outstanding share of capital stock of Row 44 and outstanding options therefor will convert into the right to receive shares of our common stock, and each outstanding share of common stock of GEAC Merger Sub will convert into one share of common stock of Row 44.

Company Shares to be Issued at Closing of the Row 44 Merger

Pursuant to the Row 44 Merger Agreement, upon the effectiveness of the Row 44 Merger, all shares of capital stock (including common and preferred stock) of Row 44 then outstanding will be converted into the right to receive shares of common stock of the Company (collectively referred to herein as the Closing Net Merger Shares), and all options to purchase common stock of Row 44 will be net stock settled for shares of common stock of the Company (collectively referred to herein as the Row 44 Option Settlement Shares). The aggregate number of Closing Net Merger Shares and Row 44 Option Settlement Shares, taken together, to be issued at closing of the Row 44 Merger is calculated by (a) dividing (i) $250.0 million, (A) plus or minus any estimated working capital surplus or deficit at closing, as applicable, (B) minus the estimated indebtedness of Row 44 at closing, including (1) the amount of $11.9 million payable to PAR under the Backstop Fee Agreement and (2) any obligations of Row 44 under any note or other agreement to repurchase shares of capital stock of Row 44 (which in the aggregate may not exceed $13.1 million) and (C) minus the aggregate Black-Scholes value of certain warrants of Row 44 being assumed by the Company at closing (which warrants are exercisable for (x) an aggregate of 21,062,500 shares of Row 44 common stock with a weighted average exercise price of $0.3214 per share and remaining terms of between 1.9 years to 4.1 years and (y) an aggregate of 42,611,344 shares of Row 44 preferred stock with a weighted average exercise price of $0.3274 per share and remaining terms of 4.4 years), by (ii) $10.00, and then (b) subtracting the number of shares of common stock of the Company into which (i) the vested portion of a certain performance warrant of Row 44 will be exercisable from and after the Row 44 Merger (which portion Row 44 expects to be exercisable immediately prior to the closing for 13,550,136 shares of Row 44 common stock for an exercise price of $0, and after the closing for 458,091 shares of GEAC common stock, and having a remaining term of 4.8 years) and (ii) any unexercised Row 44 penny warrants will be exercisable from and after the Row 44 Merger (which penny warrants are currently exercisable for an aggregate of 69,466,271 shares of Row 44 common stock with a weighted average exercise price of $0.00007 per share and remaining terms of between 2.3 years to 6.2 years, all of which Row 44 expects to be exercised prior to the closing). We currently expect that, at the closing, we will issue 22,688,508 shares of GEAC common stock to the Row 44 equity holders (valued at approximately $226.9 million based on a price per share of GEAC common stock of $10.00 pursuant to the terms of the Row 44 Merger Agreement), approximately $12.0 million of Row 44 indebtedness (including the amount payable to PAR pursuant to the Backstop Fee Agreement) will be paid and we will assume all outstanding warrants of Row 44, other than those warrants which are exercised prior to closing. The Row 44 performance warrant which will be assumed at the closing is exercisable for up to 101,260,000 shares of Row 44 common stock at an exercise price of $0, is subject to vesting and has an expiration date of November 20, 2017. The performance warrant vests to the extent that Row 44 chooses not to pay cash for certain services and hardware provided by the holder of the warrant. The number of shares for which the warrant vests is determined based on the dollar amount otherwise owed to the holder divided by 0.2958 per share of Row 44 common stock. None of the Row 44 warrants have redemption rights.

Ten percent (10%) of the Closing Net Merger Shares will be placed in escrow to secure (1) any post-closing purchase price adjustment due to the Company from Row 44 pursuant to the terms of the Row 44 Merger Agreement and (2) Row 44’s indemnification obligations under the Row 44 Merger Agreement. Any shares in escrow which are not subject to pending claims as of the date 18 months after the closing will be released to the Row 44 stockholders. No portion of the Row 44 Option Settlement Shares will be placed in or subject to escrow.

In addition to the Company shares to be issued in respect of Row 44's outstanding shares of capital stock and options, as a result of the Row 44 Merger, we will be assuming all outstanding warrants of Row 44, other than those warrants which are exercised prior to closing.

Lock-Up Provisions

Pursuant to the letters of transmittal to be delivered by Row 44 stockholders to exchange their shares of capital stock of Row 44 for Closing Net Merger Shares, the Row 44 stockholders will covenant not to sell (a) (i) 40% of the Company shares held by such holder (including shares underlying any warrants), and (ii) any of the Escrow Shares held in escrow for such stockholders’ benefit (in each excluding any shares issued under the Backstop Agreements) until the earlier to occur of (A) the six-month anniversary of closing, or (B) if the last sales price of Company shares exceeds $12.00 per share for any 20 trading days within any 30-trading day period commencing at least 45 days after closing, the last day of such 30-trading day period, and (b) the remaining Company shares until the earlier to occur of (i) the first anniversary of closing, or (ii) if the last sales price of Company shares exceeds $12.00 per share for any 20 trading days within any 30-trading day period commencing at least six months after closing, the last day of such 30-trading day period.

Pursuant to the letters of transmittal to be delivered by Row 44’s option holders to exchange their options to purchase shares of capital stock of Row 44 for Row 44 Option Settlement Shares, Row 44’s option holders will covenant not to sell (a) 50% of the Company shares held by such holder (including shares underlying any warrants) until the earlier to occur of (i) the six-month anniversary of closing, or (ii) if the last sales price of Company shares exceeds $12.00 per share for any 20 trading days within any 30-trading day period commencing at least 45 days after closing, the last day of such 30-trading day period, and (b) the remaining Company shares until the earlier to occur of (i) the first anniversary of closing, or (ii) if the last sales price of Company shares exceeds $12.00 per share for any 20 trading days within any 30-trading day period commencing at least six months after closing, the last day of such 30-trading day period.

The foregoing restrictions applicable to Row 44 equity holders will expire immediately prior to the consummation by the Company of a liquidation, merger, stock exchange or other similar transaction after the closing.

Share Repurchase Right

The Row 44 Merger Agreement provides that, prior to the closing, Row 44 will have the right to repurchase up to $13.1 million in shares of capital stock of Row 44 from one or more Row 44 stockholders. The terms and conditions of Row 44’s acquisition of any repurchased shares will be negotiated by Row 44 on an arm’s length basis, in good faith, with the holder(s) thereof, and the purchase price for such repurchased shares may be paid in the form of (a) cash, (b) promissory notes issued by Row 44 or (c) a combination thereof.

Post-Closing Adjustments to Closing Net Merger Shares

Within 90 days after closing of the Row 44 Merger Agreement, the Company will submit to PAR, in its capacity as Stockholders’ Agent, an actual closing balance sheet of Row 44 as of 12:01 a.m. on the closing date, together with its calculations of Row 44’s actual indebtedness and working capital as of such time, as well as the respective upward or downward adjustment to the number of Closing Net Merger Shares issuable to Row 44 stockholders. Subject to the dispute resolution procedures described in Section 1.14(b) of the Row 44 Merger Agreement, to the extent that there is an increase to the number of Company shares to be issued to Row 44 stockholders, the Company shall deliver such number of shares to the Exchange Agent for distribution to the Row 44 stockholders, and to the extent that the number of Company shares issued to the Row 44 stockholders should be reduced, the Company and Row 44 will instruct the Escrow Agent to release to the Company such number of Company shares in escrow.

Closing and Effective Time of the Row 44 Merger

The Row 44 Merger is expected to be consummated no later than one business day following the satisfaction or waiver of the conditions described below under the subsection below entitled “—Conditions to the Closing of the Row 44 Merger.”

Conditions to Closing of the Row 44 Merger

Conditions to the Company’s and GEAC Merger Sub’s Obligations

The obligations of the Company and GEAC Merger Sub to effect the Row 44 Merger and otherwise consummate the transactions contemplated by the Row 44 Merger Agreement are subject to the satisfaction (or waiver by the Company), at or prior to the closing, of each of the following conditions:

•	All of Row 44’s representations and warranties in the Row 44 Merger Agreement that contain “Material Adverse Effect” or other “materiality” or similar qualifiers are accurate in all respects as of the date of the Row 44 Merger Agreement and as of the closing date as if made on and as of the closing date.
•	All of Row 44’s representations and warranties in the Row 44 Merger Agreement that do not contain “Material Adverse Effect” or other “materiality” or similar qualifiers are accurate in all material respects as of the date of the Row 44 Merger Agreement and as of the closing date as if made on and as of the closing date.
•	All of the covenants and obligations that Row 44 or any of its subsidiaries is required to comply with or to perform at or prior to the closing has been complied with and performed in all material respects.
•	The Company has received the requisite Company stockholder approval contemplated by this proxy statement, including approval of the Row 44 Merger Agreement and the Row 44 Merger.
•	All specified third party consents required to be obtained in connection with the Row 44 Merger and the other transactions contemplated by the Row 44 Merger Agreement shall have been obtained by Row 44 and are in full force and effect.
•	The Company has received the following agreements and documents, each of which is in full force and effect: (a) the registration rights agreement from PAR, (b) the escrow agreement, executed by PAR and the escrow agent, (c) the Certificate of Merger, executed by Row 44, to be filed with the Secretary of State of the State of Delaware, (d) a certificate executed by the Chief Executive Officer of Row 44 containing the representation of such Chief Executive Officer on behalf of Row 44 that certain closing conditions have been duly satisfied, (e) a statement in accordance with Treasury Regulation Sections 1.1445-2(c)(3) and 1.897-2(h) certifying that Row 44 is not, and has not been, a “United States real property holding corporation” for purposes of Sections 897 and 1445 of the Code, duly executed by Row 44, and (f) a certificate of the Secretary of Row 44, certifying to (i) the incumbency and specimen signature of each officer of Row 44 executing the Row 44 Merger Agreement and any other document executed on behalf of Row 44, (ii) the organizational documents of Row 44, (iii) the resolutions of the board of directors of Row 44 approving and adopting the Row

44 Merger Agreement, the related ancillary agreements and the transactions contemplated thereby, which has not been modified, revoked or rescinded as of the closing, and (iv) Row 44 stockholder approval of the Row 44 Merger, which has not been modified, revoked or rescinded as of the closing, (g) a certificate of good standing with respect to Row 44 and each of its subsidiaries, dated not more than five (5) days prior to the closing date, from the State of Delaware and all other specified states, (h) written resignations of all directors of Row 44 and of each subsidiary of Row 44, effective as of the closing date, (i) employment agreements between Row 44 and certain Row 44 employees, and (j) a waiver of excess payments from any “disqualified person” as defined under Section 280G of the Code, together with the necessary stockholder approval of such excess payments in compliance with Section 280G of the Code.
•	No material adverse effect with respect to Row 44 has occurred, and no event has occurred or circumstance exists that, in combination with any other events or circumstances, would reasonably be expected to have a material adverse effect with respect to Row 44.
•	The PAR Backstop Agreement is in full force and effect, and PAR has complied in all material respects with all of its obligations under the PAR Backstop Agreement.
•	The transactions contemplated by the AIA Stock Purchase Agreement are consummated.
•	All waiting periods applicable to the Row 44 Merger, the other transactions contemplated by the Row 44 Merger Agreement and related ancillary agreements under the HSR Act have expired or been terminated.
•	No temporary restraining order, preliminary or permanent injunction or other order preventing the consummation of the Row 44 Merger has been issued by any court of competent jurisdiction and remain in effect, and there is not any legal requirement enacted or deemed applicable to the Row 44 Merger that makes consummation of the Row 44 Merger illegal or otherwise preventing or prohibiting consummation of the transactions contemplated hereby.
•	No governmental body or other person has commenced or threatened to commence any legal proceeding (a) challenging or seeking the recovery of a material amount of damages in connection with the Row 44 Merger or (b) seeking to prohibit or limit the exercise by GEAC of any material right pertaining to its ownership of stock of GEAC Merger Sub or Row 44.
•	Row 44 stockholders holding no more than 5.0% of the outstanding shares of Row 44 common stock (on a fully diluted basis) have exercised or otherwise perfected their rights of appraisal pursuant to applicable law with respect to such shares.

Conditions to Row 44’s Obligations

The obligations of Row 44 to effect the Row 44 Merger and otherwise consummate the transactions thereby are subject to the satisfaction (or waiver by Row 44), at or prior to the closing, of the following conditions:

•	All of the Company’s and GEAC Merger Sub’s representations and warranties in the Row 44 Merger Agreement that contain “material adverse effect” or other “materiality” or similar qualifications are accurate in all respects as of the date of the Row 44 Merger Agreement and as of the closing date as if made on the closing date.
•	All of the Company’s and GEAC Merger Sub’s representations and warranties in the Row 44 Merger Agreement that do not contain “material adverse effect” or other “materiality” or similar qualifiers are accurate in all material respects as of the date of the Row 44 Merger Agreement and as of the closing date as if made on and as of the closing date.
•	All of the covenants and obligations that the Company and GEAC Merger Sub are required to comply with or to perform at or prior to the closing have been complied with and performed in all material respects.

•	The Company has not redeemed and is not obligated to redeem more than 15,036,667 public shares, as such number shall be increased share-for-share for additional backstop agreements entered into on or after the signing date.
•	The Company has received the requisite Company stockholder approvals contemplated by this proxy statement, including approvals of the Row 44 Merger Agreement and the Row 44 Merger.
•	Row 44 has received each of the following documents, each of which is in full force and effect: (a) the registration rights agreement executed by the Company and the Sponsor, (b) the escrow agreement executed by the Company and the escrow agent, and (c) a certificate signed by an officer of the Company containing the representation of such officer that certain closing conditions have been duly satisfied, (d) a certificate of the Secretary of each of the Company and GEAC Merger Sub, certifying to (i) the incumbency and specimen signature of each officer of the Company or GEAC Merger Sub, as applicable, executing the Row 44 Merger Agreement and any other document executed on behalf of the Company or GEAC Merger Sub, as applicable, (ii) the organizational documents of the Company or GEAC Merger Sub, as applicable, (iii) the resolutions of the board of directors of the Company and GEAC Merger Sub, as applicable, approving and adopting the Row 44 Merger Agreement, the ancillary agreements thereto to which such entity is a party and the transactions contemplated hereby and thereby, which have not been modified, revoked or rescinded as of the closing, and (iv) the requisite approval of the Company stockholders, which has not been modified, revoked or rescinded as of the closing, and (e) a certificate of good standing with respect to GEAC Merger Sub, dated not more than five days prior to the closing date, from the state of Delaware.
•	The transactions contemplated by the AIA Stock Purchase Agreement have been consummated.
•	All waiting periods applicable to the Row 44 Merger, the other transactions contemplated by the Row 44 Merger Agreement and related ancillary agreements under the HSR Act have expired or been terminated.
•	No temporary restraining order, preliminary or permanent injunction or other order preventing the consummation of the Row 44 Merger has been issued by any court of competent jurisdiction and remain in effect, and there has not been any legal requirement enacted or deemed applicable to the Row 44 Merger that makes consummation of the Row 44 Merger illegal or otherwise preventing or prohibiting consummation of the transactions contemplated by the Row 44 Merger Agreement.
•	No governmental body or other person has commenced or threatened to commence any legal proceeding (a) challenging or seeking the recovery of a material amount of damages in connection with the Row 44 Merger or (b) seeking to prohibit or limit the exercise by GEAC of any material right pertaining to its ownership of stock of GEAC Merger Sub or Row 44.
•	The Company has made arrangements to have the funds of the Company’s trust account disbursed to the Company as promptly as practicable after the Closing, and the amount of such funds (assuming no redemptions of Company shares at closing) shall be no less than $169,643,330.90.
•	Row 44 has received its requisite stockholder approval of the Row 44 Merger Agreement and the Row 44 Merger.
•	The certificate of incorporation and bylaws of the Company have been amended and restated in such form as agreed to by the parties.

FCC Licenses.   Row 44 holds certain licenses or authorizations issued by the FCC. Under the Communications Act of 1934, as amended, and the rules and regulations of the FCC, prior to completion of the Business Combination, the FCC must approve the transfer of control of Row 44 and its FCC licenses to GEAC. A transfer of control application was first filed by Row 44 with the FCC on December 3, 2012 and an update to the application was filed on December 11, 2012. Under applicable FCC rules and regulations, the transfer of control application is subject to public notice and comment for a period of 30 calendar days, during which time members of the public may file comments to the applications or petitions to the FCC to deny the applications. Row 44’s transfer of control application was placed on public notice by the FCC on

December 26, 2012. After the 30 day comment period, the FCC will remove the application from public notice and notify the applicant that the application is either granted or rejected.

Representations and Warranties

Under the Row 44 Merger Agreement, the Company and GEAC Merger Sub made customary representations and warranties, including those relating to: organization and qualification; power and authorization; no conflict and consents; valid issuance; capitalization; GEAC Merger Sub; SEC filings and financial statements; taxes; no discussions; Company stockholder vote required; the Company trust account; and brokers or finders.

Under the Row 44 Merger Agreement, Row 44 made customary representations and warranties, including those relating to: organization and qualification; power and authorization; non-contravention; capitalization; no violation or default and compliance with legal requirements; brokers or finders; litigation; title to property and assets; intellectual property; disclosure; financial statements and accounting controls; changes; taxes; insurance; employee matters; related-party transactions; permits; subsidiaries; material agreements; actions; environmental and safety laws; exclusive rights; real property holding company matters; records; Row 44 stockholder approval; real property; information supplied; and no discussions.

Materiality and Material Adverse Effect

Under the Row 44 Merger Agreement, an event, violation, inaccuracy, circumstance or other matter will be deemed to have a “Material Adverse Effect” on Row 44 and its subsidiaries, taken as a whole, if such violation or other matter (considered together with all other matters that would constitute exceptions to Row 44’s representations and warranties set forth in the Row 44 Merger Agreement but for the presence of “Material Adverse Effect” or other materiality qualifications, or any similar qualifications, in such representations and warranties) would reasonably be expected to have a material adverse effect on the business, properties, condition (financial or otherwise), capitalization, results of operations, financial performance or prospects of Row 44 and its subsidiaries, considered as a whole.

Covenants of the Parties

The Company made the following covenants under the Row 44 Merger Agreement:

•	The Company shall file this proxy statement as promptly as practicable after signing of the Row 44 Merger Agreement, which proxy statement shall comply as to form in all material respects with the requirements of the Exchange Act, Delaware law and NASDAQ rules. The Company shall use commercially reasonable efforts to solicit from each of its stockholders a proxy to vote in favor of the matters described in this proxy statement.
•	Without the prior written consent of Row 44, from the signing of the Row 44 Merger Agreement until the closing: (a) the Company will conduct its business and operations in the ordinary course and in substantially the same manner as such business and operations have been conducted prior to the date of the Row 44 Merger Agreement; (b) the Company will not declare, accrue, set aside or pay any dividend or make any other distribution in respect of any shares of its capital stock, and the Company will not repurchase, redeem or otherwise reacquire any shares of its capital stock or other securities; (c) except as otherwise contemplated by the Row 44 Merger Agreement and by the AIA Stock Purchase Agreement, the Company will not sell, issue or authorize the issuance of (i) any capital stock or other security, (ii) any option or right to acquire any capital stock or other security, or (iii) any instrument convertible into or exchangeable for any capital stock or other security in each case other than entry into agreements for issuances and sales company shares at closing at a price per share of at least $10.00; (d) the Company will not amend or permit the adoption of any amendment to any of its charter documents; (e) the Company will not enter into, or permit any of the assets owned or used by it to become bound by, any contract requiring the consent of any other party to such contract in connection with (i) the Row 44 Merger or the other transactions contemplated by the Row 44 Merger Agreement or (ii) the AIA Stock Purchase Agreement; (f) the Company will not (i) lend money to any person (except that the Company may make routine travel advances to employees in the ordinary course of business) or (ii) incur or guarantee any indebtedness for borrowed money in excess of $1 million; (g) the Company will not change any of its methods of accounting or accounting practices in any material respect; or (h) the Company will not agree or commit to take any of the actions described in clauses “(b)” through “(g)” above.
•	From and after the date of the Row 44 Merger Agreement, except to the extent required by the Securities Act and the Exchange Act, the Company will not (i) issue any press release regarding the Row 44 Merger Agreement or the Row 44 Merger, or regarding any of the other transactions contemplated by the Row 44 Merger Agreement or (ii) make any public statement regarding the Row 44 Merger Agreement or the Row 44 Merger, or regarding any of the other transactions contemplated by the Row 44 Merger Agreement, in each case without Row 44’s prior written consent.
•	During the period beginning after the signing of the Row 44 Merger Agreement and ending on the closing date, neither the Company nor any of its representatives will, directly or indirectly: (a) commence, initiate or renew any discussion, proposal or offer to any target; (b) commence or renew any due diligence investigation of any target; (c) participate in any discussions or negotiations or enter into any term sheet, memorandum of understanding or other contract with, any target; or (d) consider, entertain or present any proposal or offer to any target relating to a possible acquisition transaction.
•	The Company will enter into an indemnification agreement in such form as agreed to by the Company and Row 44 with each individual who will be a director of the Company post-closing.
•	The Company agrees, from and after the closing, (i) that all indemnification rights for acts or omissions in favor of directors or officers in Row 44’s organizational documents or indemnification agreements shall survive the Row 44 Merger and continue in full force, (ii) to maintain directors’ and officers’ liability insurance for at least the same coverage for a period of six (6) years after the closing (subject to an annual cap of 200% of the annual premium therefor as of the closing), and (iii) if either the Company or Row 44 consolidates with or merges into another entity or transfers all or substantially of its assets to another entity, to make proper provision so that the successor or assignee assumes the foregoing obligations.

Row 44 has made the following covenants under the Row 44 Merger Agreement:

•	From and after the date of the Row 44 Merger Agreement, neither PAR nor Row 44 will (i) issue any press release regarding the Row 44 Merger Agreement or any of the transactions contemplated thereby or (ii) make any public statement regarding the Row 44 Merger Agreement or any of the transactions contemplated by the Row 44 Merger Agreement, in each case without the Company’s prior written consent. Row 44 will not provide any written materials (including by email) to its employees generally (or to any subset thereof), or to its customers or partners generally (or to any subset thereof), regarding the Row 44 Merger Agreement or any of the transactions contemplated by the Row 44 Merger Agreement without the Company’s prior written consent.
•	Without the prior written consent of the Company, until the Closing Date, Row 44 agrees to: (a) conduct its business and operations in the ordinary course and in substantially the same manner as such business and operations have been conducted; (b) use reasonable best efforts to preserve intact its current business organization, keep available the services of its current officers and employees and maintain its relations and good will with all suppliers, customers, landlords, creditors, employees and other persons having business relationships with it; (c) keep in full force all insurance policies; (d) not pay any dividend, or redeem any shares of capital stock; (e) not make any binding material proposal or enter into, amend or terminate any material contract; not declare, accrue, set aside or pay any dividend or make any other distribution in respect of any shares of common stock, and not repurchase, redeem or otherwise reacquire any shares of common stock or other securities; (f) not sell, issue or authorize the issuance of any capital stock or other security (except upon the valid exercise of options or warrants outstanding as of the date of the Row 44 Merger Agreement), any option or right to acquire any capital stock or other security, or any instrument convertible into or exchangeable for any capital stock or other security; (g) not amend or waive any of its rights under

(any provision of any agreement evidencing any outstanding option or right to purchase equity securities of the Company, or any provision or any restricted stock purchase agreement; (h) not amend or permit the adoption of any amendment to any of its respective organizational documents; (i) not form any subsidiary or acquire any equity interest or other interest in any other entity; (j) not (1) enter into, or permit any of the assets owned or used by it to become bound by, any contract requiring the consent of any other party to such contract in connection with the Row 44 Merger, (2) enter into, or permit any of the assets owned or used by it to become bound by, any contract that is or would constitute a material contract, or amend or prematurely terminate, or waive any material right or remedy under, any material contract; (k) not lend money to any person (except that Row 44 may make routine travel advances to employees in the ordinary course of business) or incur or guarantee any indebtedness for borrowed money; not (l) establish, adopt or amend any employee benefit plan, pay any bonus or make any profit-sharing payment, cash incentive payment or similar payment to, or increase the amount of the wages, salary, commissions, fringe benefits or other compensation or remuneration payable to, any of its directors, officers or employees, or hire any new employee, consultant or independent contractor; (m) not change any of its methods of accounting or accounting practices in any material respect; (n) not make any material tax election; (o) not commence or settle any legal proceeding; (p) not take any other similar action, or enter into any similar transaction of the sort described in the changes representation made by Row 44; and (o) not agree or commit to take any of the actions described above.
•	From the date of the Row 44 Merger Agreement through the date of the closing, none of Row 44, PAR nor any of their respective representatives shall, directly or indirectly (a) solicit or encourage the initiation of any inquiry, proposal or offer from any person (other than the Company) relating to a possible acquisition; (b) participate in any discussions or negotiations or enter into any agreement with, or provide any information to, any person (other than the Company) relating to or in connection with a possible acquisition; or (c) consider, entertain or accept any proposal or offer from any person (other than the Company) relating to a possible acquisition. Row 44 will promptly notify the Company in writing of any inquiry, proposal or offer relating to a possible acquisition that is received by Row 44, PAR or any representative thereof from the date of the Row 44 Merger Agreement through the closing.
•	Row 44 waives any right, title, interest or claim of any kind it has or may have in the future in or to any monies in the Company’s trust account, and agrees not to seek recourse against the trust account or any funds distributed therefrom as a result of, or arising out of, any such claims against the Company arising under this Agreement.
•	From the signing of the Row 44 Merger Agreement through closing, Row 44 shall provide to the Company full access to its personnel, premises, properties and assets, books, records, and other such information as the Company may reasonably request.
•	From the signing of the Row 44 Merger Agreement through closing, Row 44 shall promptly notify the Company of (i) any breach of its representations or warranties, (ii) any event, condition or effect that would constitute a breach of the Company’s representations or warranties if made as of such date, or if such event, condition or effect had occurred prior to the date of signing, (iii) any breach of any of its covenants or obligations, (iv) any event, condition, fact or circumstance which would make it impossible to satisfy the closing conditions set forth in the Row 44 Merger Agreement. To the extent any such matter would require an update to the Row 44 Schedule of Exceptions, Row 44 shall promptly deliver such update, provided that such update shall not be deemed to supplement or amend the Schedule of Exceptions for purposes of Row 44’s indemnification obligations or determining whether any closing condition has been met.
•	Row 44’s board of directors shall submit the Row 44 Merger Agreement, together with a copy of the Company’s draft proxy statement, to its stockholders on the date of signing, and shall use reasonable best efforts to obtain the written consent of stockholders required to approve the Row 44 Merger Agreement and the Row 44 Merger within three business days following signing.

•	Row 44 agrees to provide to the Company all information required to be included in this proxy statement and any other filings required to be made by the Company in connection with the transactions contemplated by the Row 44 Merger Agreement, to make their managers, directors, officers and employees available in connection with (i) drafting of this proxy statement and (ii) responding to SEC comments on the proxy statement.
•	Row 44 shall use its reasonable best efforts to have all holders of warrants with a per share exercise price less than $0.0001, or the Row 44 Penny Warrants, to exercise such Row 44 Penny Warrants at or prior to closing.
•	Row 44 shall take all actions necessary to (i) terminate its 2011 Equity Incentive Plan as of the closing and (ii) ensure that the Company is not bound by any option to purchase capital stock of Row 44 from and after the closing.

The Company and Row 44 made the following mutual covenants under the Row 44 Merger Agreement:

•	If at any time prior to the Closing, any information relating to the Company, Row 44 or its subsidiaries, or any of their respective subsidiaries, affiliates, officers or directors, that should be set forth in an amendment or supplement to the proxy statement so that such documents would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, should be discovered by such party, it shall promptly notify other party and an appropriate amendment or supplement describing such information shall be promptly filed with the SEC and, to the extent required by law, disseminated to the stockholders of the Company.
•	Each of Row 44 and the Company will its reasonable best efforts to take all actions and to do all things necessary, proper, or advisable in order to consummate and make effective the transactions contemplated by the Row 44 Merger Agreement (including satisfaction, but not waiver, of the closing conditions).
•	Each of Row 44 and the Company will file any notification and report forms and related material that it may be required to file with the Federal Trade Commission and the Antitrust Division of the United States Department of Justice under the HSR Act in connection with the transactions contemplated the Row 44 Merger Agreement, will use its reasonable best efforts to obtain an early termination of the applicable waiting period, and will make any further filings pursuant thereto that may be necessary, proper or advisable.
•	If at any time prior to the effective time under the Row 44 Merger Agreement, any information relating to the Company, Row 44 or its subsidiaries, or any of their respective subsidiaries, affiliates, officers or directors, that should be set forth in an amendment or supplement to the proxy statement, so that such documents would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, should be discovered by the Company or Row 44, as applicable, the party which discovers such information shall promptly notify the other party and an appropriate amendment or supplement describing such information shall be promptly filed with the SEC and, to the extent required by law, disseminated to the stockholders of the Company.

Board of Directors of the Company following the Row 44 Merger

The board of directors following the Row 44 Merger shall include the individuals identified in the section entitled “Management After the Business Combination” beginning on page 204.

Termination

The Row 44 Merger Agreement may be terminated at any time prior to the consummation of the Row 44 Merger (whether before or after the required Company and Row 44 stockholder votes have been obtained):

•	by mutual written consent of the Company and Row 44;

•	by either the Company or Row 44 if the Row 44 Merger has not been consummated by February 18, 2013 (unless the failure to consummate the Row 44 Merger is attributable to a failure on the part of the party seeking to terminate the Row 44 Merger Agreement to perform any material obligation required to be performed by such party at or prior to the consummation of the Row 44 Merger);
•	by either the Company or Row 44 if a court of competent jurisdiction or other governmental body shall have issued a final and nonappealable order, decree or ruling, or shall have taken any other action, having the effect of permanently restraining, enjoining or otherwise prohibiting the Row 44 Merger;
•	by the Company if its stockholders shall have taken a final vote on the principal terms of the Row 44 Merger and the adoption of the Row 44 Merger Agreement, and the requisite stockholder approval has not been received;
•	by the Company if any of Row 44’s representations and warranties contained in the Row 44 Merger Agreement is inaccurate in any material respect as of the date of the Row 44 Merger Agreement or has become inaccurate in any material respect as of any subsequent date (as if made on such subsequent date), or if any of Row 44’s covenants contained in the Row 44 Merger Agreement has been breached in any material respect; provided, however, that the Company may not terminate the Row 44 Merger Agreement on account of an inaccuracy in Row 44’s representations and warranties or on account of a breach of a covenant by Row 44 unless such inaccuracy or breach (if curable) is not cured by Row 44 within ten (10) calendar days after receiving written notice from the Company of such inaccuracy or breach;
•	by Row 44 if any of the Company’s or GEAC Merger Sub’s representations and warranties contained in this Agreement is inaccurate in any material respect as of the date of the Row 44 Merger Agreement or has become inaccurate in any material respect as of any subsequent date (as if made on such subsequent date), or if any of the Company’s or GEAC Merger Sub’s covenants contained in the Row 44 Merger Agreement has been breached in any material respect; provided, however, that Row 44 may not terminate the Row 44 Merger Agreement on account of an inaccuracy in the Company’s or GEAC Merger Sub’s representations and warranties or on account of a breach of a covenant by the Company or GEAC Merger Sub (ii) unless such inaccuracy or breach (if curable) is not cured by GEAC within 15 calendar days after receiving written notice from Row 44 of such inaccuracy or breach;
•	by the Company if Row 44 has breached its exclusivity covenant regarding solicitation to discussions;
•	by Row 44 if the Company has breached its exclusivity covenant; or
•	by either Row 44 or the Company if Row 44’s stockholder approval of the transactions is not obtained within three business days of signing.

If the Row 44 Merger Agreement is terminated by the Company pursuant to Row 44’s breach of its exclusivity covenant then, concurrently with the consummation of certain specified alternative transactions by Row 44 on or prior to an agreed upon date, Row 44 will pay to the Company a termination payment consisting of $25 million, plus reimbursement of all fees and expenses incurred by the Company in connection with the transactions contemplated by the Row 44 Merger Agreement, up to a maximum of $27.5 million.

If the Row 44 Merger Agreement is terminated by Row 44 pursuant to the Company’s breach of its exclusivity covenant, then, concurrently with the execution of a term sheet or agreement with another entity with which it will consummate a business combination on or prior to February 18, 2013, the Company will pay to Row 44 a termination payment consisting of $25 million, plus reimbursement of all fees and expenses incurred by Row 44 in connection with the transactions contemplated by the Row 44 Merger Agreement, up to a maximum of $27.5 million.

Effect of Termination

If the Row 44 Merger Agreement is terminated pursuant to the termination provisions specified therein, all further obligations of the parties under the Row 44 Merger Agreement, other than with respect to payment of the termination payment, will terminate without any liability of any party thereto or any of their respective affiliates or their respective directors, officers, stockholders, members, managers, partners, employees, agents or representatives; provided, however, that: (a) none of the parties will be relieved of any obligation or liability arising from any prior willful breach by such party of any provision of the Row 44 Merger Agreement.

Fees and Expenses

Following the Closing and upon release of the Company’s trust account, the Company shall bear and pay all fees, costs and expenses (including legal fees and accounting fees) that have been incurred or that are incurred by the Company, Row 44 and PAR in connection with the transactions contemplated by this Agreement, including, without limitation, all fees, costs and expenses incurred by GEAC, Row 44 and PAR in connection with or by virtue of (a) the investigation and review conducted each party and its representatives with respect to the Company’s business (and the furnishing of information to the Company and its representatives in connection with such investigation and review), (b) the negotiation, preparation and review of the Row 44 Merger Agreement and all agreements, certificates, opinion and other instruments and documents delivered or to be delivered in connection with the transactions contemplated by this Agreement, (c) the preparation and submission of any filing or notice required to be made of given in connection with any of the transactions contemplated by this Agreement, and (d) the consummation of the Row 44 Merger.

Amendments

The Row 44 Merger Agreement may not be amended, modified, altered or supplemented other than by means of a written instrument duly executed and delivered on behalf of all of the parties thereto.

Release

Effective as of the closing, each Row 44 equity holder, by virtue of accepting such number of Company shares to which such Row 44 equity holder is entitled, on behalf of himself, herself or itself and its, his or her affiliates and each of its, his or her (as applicable) and their respective officers, directors, employees, agents, successors and assigns (the “releasing parties”), will release, acquit and forever discharge GEAC, Row 44, GEAC Merger Sub, each of their respective affiliates, subsidiaries, and any and all of each of their respective successors and assigns, together with all their present and former directors and officers (the “released parties”), from any and all manner of claims, actions, suits, damages, demands and liabilities whatsoever in law or equity, whether known or unknown, liquidated or unliquidated, fixed, contingent, direct or indirect (collectively, “claims”), which the releasing party ever had, has or may have against any of the released parties for, upon, or by reason of any matter, transaction, act, omission or thing whatsoever arising under or in connection with any of the released parties, from any time prior to and up to and including the closing date, with respect to such person’s status as a equity holder of Row 44. The released claims do not include a release of (i) any rights of such Row 44 equity holder under the Row 44 Merger Agreement (including rights to such number of shares of the Company to which such stockholder or optionholder is entitled pursuant to the terms thereof), (ii) any rights of a Row 44 stockholder to indemnification of directors and officers under Row 44’s organizational documents, (iii) to the extent such equity holder is an employee, any rights in respect of such employment, (iv) any rights of a stockholder or its affiliates with respect to any written commercial contract between such person or entity and Row 44, and (v) PAR’s rights under the PAR Backstop Agreement, the Backstop Fee Agreement and the AIA Stock Purchase Agreement and all ancillary agreements entered into in connection therewith.

Exchange of Certificates

On or prior to the closing date, the Company and Row 44 will agree upon, select and engage an exchange agent in connection with the Row 44 Merger. Upon consummation of the Row 44 Merger, the Company will deposit with the exchange agent stock certificates representing the Closing Net Merger Shares, other than the Escrow Shares, and the Row 44 Option Settlement Shares.

At the closing, each Row 44 stockholder entitled to receive shares of common stock of the Company pursuant to the Row 44 Merger Agreement will surrender to the exchange agent Row 44 stock certificates representing all of such stockholder’s shares of common stock of Row 44, properly endorsed for transfer, along with a letter of transmittal in such form agreed to by the Company and Row 44. As soon as practicable after the closing, the exchange agent will deliver to (i) each Row 44 stockholder who has surrendered such stock certificates a certificate representing 90% of the number of shares of common stock of GEAC that such stockholder otherwise has the right to receive pursuant to the Row 44 Merger Agreement, and (ii) the escrow agent, on behalf of each such Row 44 stockholder, a certificate representing 10% of the number of whole shares of common stock of GEAC that such Row 44 stockholder otherwise has the right to receive pursuant to the provisions of the Row 44 Merger Agreement, rounded up to the nearest whole share, which escrow shares will be held (and released) in accordance with the provisions of the Row 44 Merger Agreement and the terms of an escrow agreement to be entered into at or prior to closing. The shares held in escrow will be used to satisfy indemnification claims in accordance with the terms of the Row 44 Merger Agreement.

Appraisal Rights

Appraisal rights are not available to Company stockholders in connection with the Row 44 Merger.

For purposes of the Row 44 Merger Agreement, “appraisal shares” refers to any shares of Row 44 capital stock outstanding immediately prior to the closing that are held by Row 44 stockholders who are entitled to demand and who properly demand appraisal of such shares pursuant to, and who comply with the applicable provisions of, Section 262 of the DGCL.

Row 44 stockholders selecting to exercise appraisal rights will be entitled only to such rights with respect to the shares of Row 44 capital stock they hold as may be granted to such holders in Section 262 of the DGCL. A holder of appraisal shares will not have and will not be entitled to exercise any of the voting rights or other rights of a stockholder of GEAC after the closing. If any holder of appraisal shares fails to perfect or waives, rescinds, withdraw or otherwise loses such holder’s right of appraisal under Section 262 of the DGCL, then (i) any right of such holder to require Row 44 to purchase his or her appraisal shares for cash will be extinguished and (ii) such shares will automatically be converted into and will represent only the right to receive (upon the surrender of the certificate or certificates representing such shares) shares of common stock of the Company, and cash in lieu of any fractional share in accordance with Section 1.5(c) of the Row 44 Merger Agreement, if appropriate.

Row 44 has agreed (i) to give the Company prompt written notice of any demand by any Row 44 stockholder for appraisal of such stockholder’s shares of capital stock of Row 44 pursuant to the DGCL and of any other notice demand or instrument delivered to Row 44 pursuant to the DGCL and (ii) shall give the Company’s representatives the opportunity to participate in all negotiations and proceedings with respect to any such notice, demand or instrument. Row 44 will not make any payment or settlement offer with respect to any such notice or demand unless the Company has consented in writing thereto.

Tax Consequences

For federal income tax purposes, the Row 44 Merger is intended to constitute a reorganization within the meaning of Section 368 of the Code. The parties to the Row 44 Merger Agreement have adopted the Row 44 Merger Agreement as a “plan of reorganization” within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the United States Treasury Regulations. No party to the Row 44 Merger Agreement has made any representation or warranty to any other party as to the tax consequences of the Row 44 Merger or the other transactions contemplated thereby.

Survival and Indemnification

Other than claims based upon fraud or willful misconduct, which have no limitation as to survival, the representations and warranties of Row 44, the Company and GEAC Merger Sub contained in the Row 44 Merger Agreement will survive the closing and will expire on the 18 month anniversary of the closing date (the “expiration date”), provided, however, that if, at any time prior to the expiration date, an indemnified party properly delivers a notice of a claim for which indemnification is asserted, such claim will survive the expiration date. The covenants and other agreements by each of the parties contained in the Row 44 Merger

Agreement will survive the consummation of the Row 44 Merger until they are otherwise terminated, whether by their terms or as a matter of applicable law.

From and after the closing, each stockholder that does not perfect appraisal rights, severally but not jointly, agrees to hold harmless and Row 44 indemnify each of the Company, GEAC Merger Sub and their affiliates from and against any damages that are directly or indirectly suffered or incurred by any of the them or to which any of them may otherwise become subject that arise from or as a result of: (i) any inaccuracy in or breach of any representation or warranty made by Row 44 in the Row 44 Merger Agreement or the Schedule of Exceptions as of the date of the Row 44 Merger Agreement, (ii) any inaccuracy in or breach of any representation or warranty set forth (A) in Section 2 of the Row 44 Merger Agreement or the Schedule of Exceptions as if such representation and warranty had been made on and as of the closing date, or (B) in any other document, certificate or other instrument delivered to the Company or GEAC Merger Sub in connection with the transactions contemplated by the Row 44 Merger Agreement, (iii) any breach of any covenant or obligation of Row 44 set forth in the Row 44 Merger Agreement (including the covenants set forth in Sections 4 and 6 therein) or related ancillary agreements, (iv) the exercise by any Row 44 stockholder of rights of appraisal or dissent under Section 262 of the DGCL or any other applicable law, (v) any indebtedness to the extent not included in the calculation of post-closing adjustments, and (vi) any claim, objection or dispute by any Row 44 stockholder with respect to or arising from the allocation of Company shares among Row 44 equity holders.

The rights of the Company and its affiliates to indemnification under the Row 44 Merger Agreement shall be subject to the following limitations: (i) a cap equal to the aggregate value of the Escrow Shares, based upon a price of $10.00 per Company share, or the Cap; (ii) that no amounts shall be due in respect of such indemnification rights with respect to breaches of Row 44’s representations and warranties unless aggregate damages with respect thereto exceeds $2.5 million, or the Threshold Amount, in which case all such amounts, including the Threshold Amount, shall be due and payable; (iii) with respect to claims of fraud or willful misconduct, the foregoing limitations set forth in (i) and (ii) shall not apply, but such claims shall be subject to an overall cap of 100% of the merger consideration received by such Row 44 stockholder; and (iv) other than with respect to claims of fraud or willful misconduct, the sole source of indemnification shall be the escrow account.

From and after the closing, the Company will hold harmless and indemnify the Row 44 stockholders who do not perfect their appraisal rights and their affiliates, and each of their respective officers, directors, employees, agents and representatives, from and against all damages that are directly suffered or incurred by any of them or to which any of them may otherwise be subject that arise from or as a result of, or are directly or indirectly connected with: (i) any inaccuracy in or breach of any representation or warranty made by the Company or GEAC Merger Sub in the Row 44 Merger Agreement or the Company’s Schedule of Exceptions as of the date of signing, (ii) any inaccuracy in or breach of any representation or warranty set forth in (A) Section 3 of the Row 44 Merger Agreement or the Company’s Schedule of Exceptions as if such representation and warranty had been made on and as of the closing date, or (B) in any other document, certificate or other instrument delivered by the Company or GEAC Merger Sub to Row 44 in connection with the transactions contemplated by the Row 44 Merger Agreement and (iii) any breach of any covenant or obligation of the Company or GEAC Merger Sub set forth in the Row 44 Merger Agreement or related ancillary agreements.

The rights of Row 44 and its affiliates to indemnification under the Row 44 Merger Agreement shall be subject to the following limitations: (i) a cap equal to the Cap; and (ii) that no amounts shall be due in respect of such indemnification rights with respect to breaches of the Company’s or GEAC Merger Sub’s representations and warranties unless aggregate damages with respect thereto exceeds the Threshold Amount, in which case all such amounts, including the Threshold Amount shall be due and payable.

The AIA Stock Purchase Agreement

Structure of the AIA Stock Purchase

The AIA Stock Purchase Agreement provides for the purchase by the Company of 86% of the issued and outstanding shares of AIA, consisting of 20,464,581 shares, from PAR in exchange for 14,368,233 shares of our non-voting common stock.

Consideration Received by PAR for AIA Shares

Pursuant to the terms of the AIA Stock Purchase Agreement, the purchase price for the AIA Shares consists of approximately 14,368,233 shares of our non-voting common stock. The total number of shares of our common stock to be issued to PAR under the AIA Stock Purchase Agreement is calculated by dividing (i) $143,682,330 by (ii) $10.00.

Closing Conditions

The respective obligations of each party to the AIA Stock Purchase Agreement are subject to the satisfaction, at or prior to the closing, of each of the following conditions:

•	The transactions contemplated by the Row 44 Merger Agreement and the Repurchase Agreement have been consummated;
•	No governmental body or other person has commenced or threatened to commence any legal proceeding (i) challenging or seeking the recovery of a material amount of damages in connection with the transactions contemplated by the AIA Stock Purchase Agreement, (ii) seeking to prohibit or limit the exercise by PAR of any material right pertaining to its ownership of the shares of GEAC to be issued in consideration of the AIA Shares, or (iii) seeking to prohibit or limit the exercise by GEAC of any material right pertaining to its ownership of the AIA Shares.

Approval of the Business Combination and the Certificate Proposal

PAR’s obligations to consummate the transactions contemplated by the AIA Stock Purchase Agreement are conditioned upon the satisfaction or waiver of the following conditions:

•	All of GEAC’s representations and warranties contained in Section 4 of the AIA Stock Purchase Agreement are true and correct as of the date of the AIA Stock Purchase Agreement and are true and correct as of the closing date with the same effect as though such representations and warranties had been made on and as of such date (other than any such representation or warranty that is made by its terms as of a specified date, which are true and correct as of such specified date);
•	GEAC has performed or complied in all material respects with all agreements or covenants required to be performed by the agreement on or prior to the closing;
•	No material adverse effect has occurred with respect to GEAC, and no event has occurred or circumstance exists that, in combination with any other events or circumstances, would reasonably be expected to have a material adverse effect on GEAC;
•	PAR has received the shares of GEAC common stock issued as consideration for the AIA Shares free and clear of any and all liens;
•	PAR has received a registration rights agreement pertaining to the shares of GEAC common stock it receives under the AIA Stock Purchase Agreement;
•	PAR has received a certificate executed by an officer of GEAC containing the representation of such officer that certain closing conditions have been duly satisfied; and
•	PAR has received a certificate of the Secretary of GEAC, certifying to (A) the incumbency and specimen signature of each officer of GEAC executing the AIA Stock Purchase Agreement and any other document executed on behalf of GEAC, (B) the organizational documents of GEAC and (C) the resolutions of the Board of Directors of GEAC approving and adopting the AIA Stock Purchase Agreement and the transactions contemplated hereby, which have not been modified, revoked or rescinded as of the closing.

GEAC’s obligations under the AIA Stock Purchase Agreement are subject to the satisfaction or waiver of the following conditions:

•	All of PAR’s representations and warranties contained in Section 3 of the AIA Stock Purchase Agreement that contain “Material Adverse Effect” or other “materiality” or similar qualifiers are true and correct as of the date thereof and are true and correct as of the closing date with the same effect as though such representations and warranties had been made on and as of such date (other than any representation or warranty that is made by its terms as of a specified date, which are true and correct as of such specified date).
•	All of PAR’s representations and warranties contained in Section 3 of the AIA Stock Purchase Agreement in the AIA Stock Purchase Agreement that do not contain “Material Adverse Effect” or other “materiality” or similar qualifiers are true and correct in all material respects as of the date thereof and are true and correct in all material respects as of the closing date with the same effect as though such representations and warranties had been made on and as of such date (other than any such representation or warranty that is made by its terms as of a specified date, which shall be true and correct as of such specified date).
•	PAR has performed or complied in all material respects with all agreements or covenants required by the AIA Stock Purchase Agreement to be performed or complied with;
•	No material adverse effect with respect to AIA has occurred and no event has occurred or circumstance exists that, in combination with any other events or circumstances, would reasonably be expected to have a material adverse effect with respect to AIA;
•	GEAC has received the AIA Shares, free and clear of any and all liens;
•	GEAC has received the registration rights agreement executed by PAR;
•	All consents required to be obtained from or made with any governmental body have been obtained and are in full force and effect;
•	All material third party consents required to be obtained in connection with the transactions contemplated by the AIA Stock Purchase Agreement have been obtained by AIA and are in full force and effect;
•	GEAC has received a certificate executed by an executive officer of PAR containing the representation of such executive officer on behalf of PAR that certain closing conditions have been duly satisfied;
•	GEAC has received a certificate of an executive officer of PAR, certifying to (A) the incumbency and specimen signature of each officer of PAR executing the AIA Stock Purchase Agreement and any other document executed on behalf of PAR and (B) the resolutions of the general partner of PAR approving and adopting the AIA Stock Purchase Agreement and the transactions contemplated thereby, which have not been modified, revoked or rescinded as of the closing; and
•	GEAC has received a certificate executed by AIA, in form and substance reasonably satisfactory to GEAC, certifying that (A) all of the representations and warranties of AIA set forth on Annex A to the AIA Stock Purchase Agreement that contain “Material Adverse Effect” or other “materiality” or similar qualifiers are true and correct as of the date thereof and are true and correct as of the closing date with the same effect as though such representations and warranties had been made on and as of such date (other than any such representation or warranty that is made by its terms as of a specified date, which shall be true and correct and not misleading as of such specified date) and (B) all of the representations and warranties of AIA set forth on Annex A to the AIA Stock Purchase Agreement that do not contain “Material Adverse Effect” or other “materiality” or similar qualifiers are true and correct in all material respects as of the date thereof and are true and correct in all material respects as of the closing date with the same effect as though such representations and warranties had been made on and as of such date (other than any such representation or warranty that is made by its terms as of a specified date, which shall be true and correct as of such specified date).

Materiality and Material Adverse Effect

Certain of the representations and warranties are qualified by materiality or material adverse effect. For the purposes of the AIA Stock Purchase Agreement, “material adverse effect” with respect to AIA means an event, violation, inaccuracy, circumstance or other matter that would reasonably be expected to have a material adverse effect on the business, properties, condition (financial or otherwise), capitalization, results of operations or financial performance of AIA; provided, however, that none of the following constitute, or will be considered in determining whether there has occurred, a material adverse effect: (i) changes or conditions generally affecting the industry in which AIA operates, (ii) changes in economic, capital market, regulatory or political conditions generally, (iii) the announcement or pendency of the transactions contemplated herein (including, without limitation, any cancellation of any marketing, partners, supplier, distributor, customer or similar relationships or any loss of employees), (iv) any failure by AIA to meet any internal projections or forecasts or revenue or earnings predictions for any past, current or future period, (v) any change in GAAP or applicable laws or (vii) the receipt from a governmental body of a second request or other similar antitrust investigation, claim, suit or cause of action, or (viii) changes that are the result of economic factors affecting the national, regional or world economy or acts of war or terrorism.

The term “material adverse effect” with respect to the GEAC means an event, violation, inaccuracy, circumstance or other matter that would reasonably be expected to have a material adverse effect on the business, properties, condition (financial or otherwise), capitalization, results of operations or financial performance of GEAC.

Representations and Warranties

The AIA Stock Purchase Agreement contains a number of customary representations and warranties that the Company and PAR have made to each other.

PAR makes the following representations as to itself: (i) existence, authority and binding effect of agreement; (ii) no conflicts or violations of law; (iii) title to securities; (iv) no litigation or proceedings; (v) no additional approval, consents or authorizations required; (vi) investment intent, investment experience and accredited investor status; (vii) no brokers or finders; (viii) no discussions regarding alternative transactions, and (ix) no additional representations and warranties.

The Company makes the following representations: (i) existence, authority and binding effect of agreement; (ii) no conflicts or violations of law; (iii) no litigations or proceedings; (iv) no additional approval, consents or authorizations required; (v) capitalization; (vi) SEC filings and financial statements; (vii) no brokers or finders; (viii) stockholder vote; (ix) valid issuance; and (x) investment intent, investment experience, and accredited investor status.

Concurrently with the execution of the AIA Stock Purchase Agreement, AIA delivered a certificate certifying that the statements set out in Annex A to the AIA Stock Purchase Agreement are true and correct. These statements relate to: (i) existence; (ii) no conflicts; (iii) capitalization; (iv) no brokers or finders; (v) proceedings or orders; (vi) title to property and assets; (vii) intellectual property; (viii) public filings; (ix) financial statements; (x) related party transactions; (xi) permits; (xii) agreements; (xiii) environmental and safety laws; (xiv) real property; (xv) changes in operations; and (xvi) information supplied.

Consents; Approvals

Each of the parties to the AIA Stock Purchase Agreement agreed to use its commercially reasonable efforts to take all appropriate actions and to do, or cause to be done, all things necessary, proper or advisable under applicable law consummate the transactions contemplated by the AIA Stock Purchase Agreement as promptly as practicable, including to obtain all consents, approvals, authorizations, qualifications and orders that are necessary for the consummation of the transactions contemplated by the agreement.

Fifty percent (50%) of the shares of our non-voting common stock to be issued to PAR under the AIA Stock Purchase Agreement may not be sold, transferred or otherwise disposed of until the earlier to occur of (1) six (6) months from the closing and, (2) if prior to the end of such six-month period the last sales price of our common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 45 days after the closing, the last day of such 30-trading day period. The remaining fifty percent (50%) of the shares of our non-voting common stock to be issued to PAR under the AIA Stock Purchase Agreement may not be sold, transferred or otherwise disposed of until the earlier to occur of (1) the first anniversary of the closing and, (2) if prior to such first anniversary the last sales price of our common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least six months after the closing, the last day of such 30-trading day period. The foregoing restrictions will expire immediately prior to the consummation by the Company of any liquidation, merger, stock exchange or other similar transaction after the closing that results in all of our stockholders having the right to exchange their shares of common stock for cash, securities or other property or that results in our stockholders immediately prior to consummation of such transaction holding less than a majority of the outstanding shares immediately following consummation of such transaction.

Termination

The AIA Stock Purchase Agreement may be terminated:

(i)	by mutual consent of PAR and GEAC;
(ii)	(A) by PAR if any of GEAC’s representations and warranties contained in Section 4 of the AIA Stock Purchase Agreement are inaccurate in any material respect as of the date of the AIA Stock Purchase Agreement or have become inaccurate in any material respect as of any subsequent date (as if made on such subsequent date), or if any of GEAC’s covenants contained in the AIA Stock Purchase Agreement have been breached in any material respect; provided, however, that PAR may not terminate the AIA Stock Purchase Agreement on account of an inaccuracy in GEAC’s representations and warranties or on account of a breach of a covenant by GEAC unless such inaccuracy or breach (if curable) is not cured by GEAC within ten (10) calendar days after receiving written notice from PAR of such inaccuracy or breach or (B) by GEAC if any of PAR’s representations and warranties contained in Section 3 of the AIA Stock Purchase Agreement have been inaccurate in any material respect as of the date of the AIA Stock Purchase Agreement or have become inaccurate in any material respect as of any subsequent date (as if made on such subsequent date), or if any of PAR’s covenants contained in the AIA Stock Purchase Agreement have been breached in any material respect; provided, however, that GEAC may not terminate the AIA Stock Purchase Agreement on account of an inaccuracy in PAR’s representations and warranties or on account of a breach of a covenant by PAR unless such inaccuracy or breach (if curable) is not cured by PAR within ten (10) calendar days after receiving written notice from GEAC of such inaccuracy or breach;
(iii)	by either PAR or GEAC if the transactions contemplated by the AIA Stock Purchase Agreement have not been consummated by February 18, 2013 (unless the failure to consummate the transactions contemplated by the AIA Stock Purchase Agreement is attributable to a failure on the part of the party seeking to terminate the AIA Stock Purchase Agreement to perform any material obligation required to be performed by such party at or prior to such date);
(iv)	by either PAR or GEAC if a court of competent jurisdiction or other governmental body has issued a final and nonappealable order, decree or ruling, or shall have taken any other action, having the effect of permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by the AIA Stock Purchase Agreement;
(v)	automatically upon the termination of the Row 44 Merger Agreement; or
(vi)	automatically if the transactions contemplated by the AIA Stock Purchase Agreement shall not have been consummated by December 31, 2013 as a result of GE’s failure to obtain the approval of a majority of the votes cast at the GEAC special meeting.

Effect of Termination

In the event of the termination of the AIA Stock Purchase Agreement pursuant to the termination provisions contained therein, the AIA Stock Purchase Agreement will become null and void and have no effect, without any liability on the part of PAR or GEAC and their respective directors, officers, employees, partners or stockholders and all rights and obligations of any party hereto shall cease, with certain exceptions.

Indemnification

From and after the closing date, PAR will hold harmless and indemnify each of GEAC and its affiliates, and each of their respective officers, directors, employees, agents and representatives (each, a “GE Indemnified Party,” and, collectively, the “GE Indemnified Parties”) from and against, and will compensate and reimburse each of the GE Indemnified Parties for, any damages that are directly or indirectly suffered or incurred by any of the GE Indemnified Parties or to which any of the GE Indemnified Parties may otherwise become subject (regardless of whether or not such damages relate to any third party claim) that arise from or as a result of, or are directly or indirectly connected with: (i) any inaccuracy in or breach of any of certain representation or warranties made by PAR, (ii) any breach of any covenant or obligation of PAR set forth in the AIA Stock Purchase Agreement, (iii) any intentional misrepresentation or fraud and (iv) any obligations associated with or arising from, whether directly or indirectly, the voluntary takeover offer conducted by PAR with respect to the shares of common stock of AIA which commenced on July 11, 2012.

From and after the closing date, GEAC will hold harmless and indemnify PAR and its affiliates, and each of their respective officers, directors, employees, agents and representatives (each, a “PAR Indemnified Party,” and, collectively, the “PAR Indemnified Parties”), from and against all damages that are directly suffered or incurred by any of the PAR Indemnified Parties or to which any of the PAR Indemnified Parties may otherwise be subject (regardless of whether or not such damages relate to any third-party claim) that arise from or as a result of, or are directly or indirectly connected with: (i) any inaccuracy in or breach of any representation or warranty made by GEAC contained in the AIA Stock Purchase Agreement, (ii) any breach of any covenant or obligation of GEAC contained in the AIA Stock Purchase Agreement and (iii) any intentional misrepresentation or fraud.

Certain of the representations and warranties of PAR and GEAC contained in the AIA Stock Purchase Agreement will survive indefinitely, while others will expire eighteen (18) months after the closing.

With the exception of claims based upon intentional misrepresentation or fraud, the right of any GE Indemnified Party to assert claims for indemnification and to receive indemnification will, after the closing, be such person’s sole and exclusive remedy for monetary damages with respect to any breach of the representations, warranties and covenants contained in the AIA Stock Purchase Agreement. The exercise by any person of any of its indemnification rights will not be deemed to be an election of remedies and will not be deemed to prejudice, or to constitute or operate as a waiver of, any injunctive or other equitable right, remedy or relief that such person may be entitled to exercise.

In order for an indemnified party to be entitled to any indemnification provided for under the AIA Stock Purchase Agreement in respect of, arising out of or involving any damages or demand made pursuant to any third party claim, the indemnified party will deliver notice thereof to PAR, or to GEAC, as applicable, in order for the indemnifying party to exercise its right to assume the defense of such claims on the terms and conditions as set forth in the AIA Stock Purchase Agreement.

The right to indemnification, payment of damages of an Indemnified Party or other remedies of GEAC or PAR based on any representation, warranty, covenant or obligation of AIA contained in or made pursuant to the AIA Stock Purchase Agreement will not be affected or deemed waived by any investigation conducted with respect to, or any knowledge acquired (or capable of being acquired) at any time, with respect to the accuracy or inaccuracy of or compliance with, any such representation, warranty, covenant or obligation.

Expenses

Each party will bear its own respective costs and expenses incurred in connection with the transactions contemplated by the AIA Stock Purchase Agreement and GEAC will reimburse AIA for 50% of the reasonable costs and expenses of AIA’s auditor and other advisors for services in connection with the reissuance of its historical financial statements (including without limitation, U.S. generally accepted accounting principles reconciliation) incurred in connection with the transactions contemplated by the AIA Stock Purchase Agreement. Notwithstanding the foregoing, in the event the transactions contemplated by the AIA Stock Purchase Agreement are consummated, all costs and expenses of GEAC, PAR and AIA incurred in connection with the transactions contemplated by the AIA Stock Purchase Agreement will be paid by GEAC.

Additional Agreements

Backstop Agreements

Pursuant to the PAR Backstop Agreement, for each share of our common stock properly tendered for redemption, PAR has agreed to purchase a like amount of shares of our common stock for $10.00 per share, up to a maximum of 4,750,000 shares. Additionally, in the event that PAR is required to purchase fewer than

4,750,000 shares of our common stock, PAR will have the option to purchase a number of shares of our common stock equal to 4,750,000 minus the aggregate number of shares PAR is required to purchase. As the first investor to commit to a backstop investment, Row 44 will pay to PAR $11,875,000 in cash at closing, which amount will reduce the consideration payable by us to Row 44 equity holders in the Row 44 Merger. PAR may assign its rights and obligations under the PAR Backstop Agreement to existing Row 44 stockholders or strategic partners in accordance with the terms of the PAR Backstop Agreement. PAR has the right to receive shares of our voting or non-voting common stock under the PAR Backstop Agreement In such proportions as PAR determines in its sole discretion.

Pursuant to the Putnam Backstop Agreement, whereby for each share of our common stock properly tendered for redemption, Putnam has agreed to purchase a like amount of shares of our common stock for $10.00 per share, up to a maximum of 2,375,000 shares. Additionally, in the event that Putnam is required to purchase fewer than 2,375,000 shares of our common stock, Putnam will have the option to purchase a number of shares of our common stock equal to 2,375,000 minus the aggregate number of shares Putnam is required to purchase. Putnam may assign its rights and obligations under the Putnam Backstop Agreement to existing Row 44 stockholders or strategic partners in accordance with the terms of the Putnam Backstop Agreement. Row 44 will not pay Putnam a fee in connection with the Putnam Backstop Agreement.

If our public stockholders redeem less than 7,125,000 shares, then each of PAR and Putnam will be required to purchase only their pro rata portion of any shares to be purchased, calculated on the basis of their original commitments.

Registration Rights Agreement

Upon consummation of the Business Combination, we will enter into an amended and restated registration rights agreement with respect to the founder shares, shares of our common stock underlying the sponsor warrants, the shares of our common stock (including shares of voting common stock issuable upon conversion of non-voting common stock), both voting and non-voting, that we will issue under the Row 44 Merger Agreement, the AIA Stock Purchase Agreement and the Backstop Agreements, and shares of common stock underlying any warrants originally exercisable for shares of capital stock of Row 44, which warrants, pursuant to the terms of Row 44 Merger Agreement, are now, or may be, exercisable, for shares of our common stock which securities we collectively refer to as “registrable securities”. The stockholders of Row 44 (other than PAR) that receive shares of our common stock pursuant to the Row 44 Merger Agreement will be intended third party beneficiaries of the registration rights agreement. This registration rights agreement amends and restates entirely the registration rights agreement we entered into in connection with our initial public offering. Under this agreement, we have agreed to file a registration statement with the SEC within seven (7) business days after the Business Combination covering the resale of the registrable securities. Holders of (i) a majority of the founder shares, (ii) a majority of the shares issued to PAR and its affiliates under the Row 44 Merger Agreement, the AIA Stock Purchase Agreement and the PAR Backstop Agreement, or (iii) at least 10,000,000 of the registrable securities will also be entitled to require the Company to undertake an underwritten public offering of all or a portion of the registrable securities pursuant to an effective registration statement, no more than once during any six month period, so long as the estimated market value of the registrable securities to be sold in such offering is at least $10,000,000. Holders of registrable securities will also have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the Business Combination.

Escrow Agreement

At closing of the Row 44 Merger, the Company, PAR, in its capacity as stockholders’ agent, and the escrow agent will enter into an escrow agreement governing the Company shares to be held by the escrow agent to secure (i) any post-closing purchase price adjustment due to the Company from Row 44 under the terms of the Row 44 Merger Agreement, and (ii) the Row 44 stockholders’ indemnification obligation under the Row 44 Merger Agreement, or the escrow agreement. The escrow agreement provides for procedure by which the Company may place claim as to the escrow shares. The escrow agreement states that all escrow shares not subject to such claim shall be released on the date that is 18 months after the closing of the Row 44 Merger.

INFORMATION ABOUT GEAC

General

We are a blank check company formed in Delaware on February 2, 2011 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. We have sought to capitalize on the substantial deal sourcing, investing and operating expertise of our management team to identify and combine with media or entertainment businesses, including providers of content, with high growth potential in the United States or internationally.

On May 18, 2011, we consummated our initial public offering of 18,992,500 units, with each unit consisting of one share of our common stock and one warrant to purchase one share of our common stock at an exercise of $11.50 per share. The shares of our common stock sold as part of the units in our initial public offering are referred to in this report as our “public shares.” The units in our initial public offering were sold at an offering price of $10.00 per unit, generating total gross proceeds of $189,925,000. Prior to the consummation of our initial public offering, in February 2011, the Sponsor purchased 4,417,683 shares of common stock, which are referred to herein as “founder shares”, for an aggregate purchase price of $25,000, or approximately $0.01 per share. Subsequently, in March 2011, the Sponsor transferred an aggregate of 44,176 founder shares to Dennis A. Miller and James M. McNamara (together with the Sponsor, the “initial stockholders”), each of whom agreed to serve on the Company’s board of directors upon the closing of our initial public offering. As a result of the underwriters’ partial exercise of their over-allotment option for our initial public offering, the Sponsor forfeited an aggregate of 248,598 founder shares on May 18, 2011, which we have cancelled.

Simultaneously with the consummation of our initial public offering, we consummated the private sale of 7,000,000 sponsor warrants to the Sponsor at a price of $0.75 per warrant, generating gross proceeds of $5,250,000. Subsequently, in July 2011, the Sponsor transferred 333,333 sponsor warrants to Dennis A. Miller for an aggregate purchase price of $250,000, or $0.75 per sponsor warrant. After deducting underwriting discounts and commissions and offering expenses, approximately $189,626,500 of the proceeds of our initial public offering and the private placement of the sponsor warrants (or approximately $10.00 per unit sold in our initial public offering) was placed in a trust account with American Stock Transfer & Trust Company, LLC as trustee. The trust proceeds are invested in U.S. government treasury bills with a maturity of 180 days or less or money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”) which invest only in direct U.S. government treasury obligations. Except for a portion of the interest income that may be released to us to pay any income or franchise taxes and to fund our working capital requirements, and any amounts necessary to purchase up to 50% of our public shares, as discussed below, none of the funds held in the trust account will be released until the earlier of the completion of our initial business combination and the redemption of 100% of our public shares if we are unable to consummate a business combination by February 18, 2013, subject to the requirements of law. After the payment of approximately $700,000 in expenses relating to our initial public offering, approximately $1,050,000 of the net proceeds of our initial public offering and private placement of the sponsor warrants was not deposited into the trust account and was retained by us for working capital purposes. The net proceeds deposited into the trust account remain on deposit in the trust account earning interest. As of September 30, 2012, there was $15,937 held in the trust account and $167,307 held outside the trust account available for working capital purposes. As of September 30, 2012, no funds had been withdrawn from the trust account for taxes and no funds had been withdrawn for working capital purposes.

Effecting our initial business combination

We are not presently engaged in, and we will not engage in, any operations for an indefinite period of time. We intend to effect the Business Combination using shares of common stock. As such, as not all of the funds released from the trust account will be used for payment of the purchase price in connection with the Business Combination or used for redemptions of purchases of our common stock, we may apply the cash released to us from the trust account that is not applied to the purchase price for general corporate purposes, including for maintenance or expansion of operations of the acquired Row 44 and AIA businesses, for the payment of principal or interest due on indebtedness assumed in the Business Combination, to fund the purchase of other companies or for working capital.

Selection of a target business and structuring of our initial business combination

Our initial business combination must occur with one or more target businesses that together have a fair market value of at least 80% of our assets held in the trust account (excluding the deferred underwriting commissions and taxes payable on the income earned on the trust account) at the time of the agreement to enter into the initial business combination. The fair market value of the target or targets will be determined by our board of directors based upon one or more standards generally accepted by the financial community, such as discounted cash flow valuation or value of comparable businesses. If our board is not able independently to determine the fair market value of the target business or businesses, we will obtain an opinion from an independent investment banking firm that is a member of FINRA with respect to the satisfaction of such criteria. Subject to this requirement, our management will have virtually unrestricted flexibility in identifying and selecting one or more prospective target businesses, although we will not be permitted to effectuate our initial business combination with another blank check company or a similar company with nominal operations. In any case, we will only complete an initial business combination in which we acquire 50% or more of the outstanding voting securities of the target or are otherwise not required to register as an investment company under the Investment Company Act. If we acquire less than 100% of the equity interests or assets of a target business or businesses, the portion of such business or businesses that we acquire is what will be valued for purposes of the 80% of net assets test. To the extent we effect a business combination with a company or business that may be financially unstable or in its early stages of development or growth, we may be affected by numerous risks inherent in such company or business. Although our management will endeavor to evaluate the risks inherent in a particular target business, we cannot assure you that we will properly ascertain or assess all significant risk factors.

Redemption rights for holders of public shares

We are providing our public stockholders with the opportunity to redeem their public shares for cash equal to a pro rata share of the aggregate amount then on deposit in the trust account, including interest but net of franchise and income taxes payable, divided by the number of then outstanding public shares, upon the consummation of the Business Combination, subject to the limitations described herein. As of December 31, 2012, the amount in the trust account, net of income and franchise tax payable, is approximately $9.97 per public share. The GEAC founders have agreed to waive their redemption rights with respect to their founder shares and any public shares they may hold in connection with the consummation of the Business Combination. The founder shares will be excluded from the pro rata calculation used to determine the per-share redemption price.

Submission of our initial business combination to a stockholder vote

We are providing our public stockholders with redemption rights upon consummation of Business Combination. Public stockholders electing to exercise their redemption rights will be entitled to receive cash equal to their pro rata share of the aggregate amount then on deposit in the trust account, including any amounts representing interest earned on the trust account, less franchise and income taxes payable, provided that such stockholders follow the specific procedures for redemption set forth in this proxy statement relating to the stockholder vote on a the Business Combination. Unlike many other blank check companies, our public stockholders are not required to vote against our the Business Combination in order to exercise their redemption rights. If the Business Combination is not completed, then public stockholders electing to exercise their redemption rights will not be entitled to receive such payments.

The founders have agreed to vote their founder shares in accordance with the majority of the votes cast by our public stockholders and to vote any public shares purchased during or after our initial public offering in favor of the Business Combination. In addition, the founders have agreed to waive their redemption rights with respect to their founder shares and public shares in connection with the consummation of a business combination.

In connection with the stockholder vote to approve the proposed Business Combination, we may privately negotiate transactions to purchase shares after the closing of the Business Combination from stockholders who would have otherwise elected to have their shares redeemed in conjunction with a proxy solicitation pursuant to the proxy rules for a per-share pro rata portion of the trust account. The Sponsor, our directors, officers, or advisors or their respective affiliates may also purchase shares in privately negotiated transactions. Neither we nor our directors, officers or advisors or our or their respective affiliates will make any such purchases when we or they are in possession of any material non-public information not disclosed to the seller. Such a purchase would include a contractual acknowledgement that such stockholder, although still the record holder of our shares is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. In the event that we, the Sponsor, our directors, officers or advisors or our or their affiliates purchase shares in privately negotiated transactions from public stockholders who have already elected to exercise their redemption rights, such selling stockholders would be required to revoke their prior elections to redeem their shares. Any such privately negotiated purchases may be effected at purchase prices that are in excess of the per-share pro rata portion of the trust account. In the event that we are the buyer in such privately negotiated purchases, we could elect to use trust account proceeds to pay the purchase price in such transactions after the closing of the Business Combination. In addition, we may make purchases of our common stock, in an amount up to 50% of the public shares (9,496,250 shares), in the open market, using funds held in the trust account so long as the price paid for such shares (inclusive of commissions) does not exceed the per-share amount then held in the trust account.

The purpose of such purchases would be to increase the likelihood of obtaining stockholder approval of the Business Combination or, where the purchases are made by the Sponsor, our directors, officers or advisors or their respective affiliates, to satisfy a closing condition to an agreement related to an initial business combination.

Limitation on redemption rights

Notwithstanding the foregoing our amended and restated certificate of incorporation provides that a public stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act), will be restricted from seeking redemption rights with respect to more than an aggregate of 10% of the shares sold in our initial public offering.

Employees

We currently have three officers. These individuals are not obligated to devote any specific number of hours to our matters but they intend to devote as much of their time as they deem necessary to our affairs until we have completed the Business Combination. We do not intend to have any full time employees prior to the consummation of the Business Combination.

Management

Directors and Executive Officers

Our directors and executive officers are as follows:

Name	Age	Position
Harry E. Sloan	62	Chairman and Chief Executive Officer
Jeff Sagansky	60	President
James A. Graf	48	Vice President, Chief Financial Officer, Treasurer and Secretary
Dennis A. Miller	54	Director
James M. McNamara	58	Director
Cole A. Sirucek	36	Director

Harry E. Sloan has been our Chairman and Chief Executive Officer since our inception. From October 2005 to August 2009, Mr. Sloan served as Chairman and Chief Executive Officer of Metro-Goldwyn-Mayer, Inc., or MGM, a motion picture, television, home entertainment, and theatrical production and distribution company, and thereafter continued as non-executive chairman until January 2011. He was appointed by a consortium comprised of private equity investors, Comcast Corporation and Sony Corporation of America one year after they agreed to acquire MGM through a leveraged buyout in September 2004. MGM filed for protection under Chapter 11 of the United States Bankruptcy Code in November 2010 pursuant to a pre-packaged plan of reorganization, which was confirmed by a federal bankruptcy court in December 2010. Mr. Sloan served as an outside consultant to MGM pursuant to a consulting agreement which expired in October 2011. From 1990 to 2001, Mr. Sloan was Chairman and Chief Executive Officer of SBS Broadcasting, S.A., or SBS, a European broadcasting group, operating commercial television, premium pay channels, radio stations and related print businesses in Western and Central and Eastern Europe, which he founded in 1990 and continued as Executive Chairman until 2005. In 1999, SBS became the largest shareholder of Lions Gate Entertainment Corp., or Lions Gate, an independent motion picture and television production company. Mr. Sloan served as chairman of the board of Lions Gate from April 2004 to March 2005. From 1983 to 1989, Mr. Sloan was Co-Chairman of New World Entertainment Ltd., an independent motion picture and television production company. In January 2011, Mr. Sloan joined the board of Promotora de Informaciones, S.A., or PRISA, Spain’s largest media conglomerate which owns El Pais, the leading newspaper in the Spanish-speaking world, as well as pay television, radio and digital properties. He has served on the board of ZeniMax Media Inc., an independent producer of interactive gaming and web content, since 1999. Mr. Sloan was appointed by President Ronald Reagan in 1987 to the President's Advisory Council on Trade and Policy Negotiations (ACTPN). He currently serves on the UCLA Anderson School of Management Board of Visitors and the Executive Board of UCLA Theatre, Film and Television. Mr. Sloan received his Juris Doctor from Loyola Law School in 1976 and his Bachelor of Arts degree from the University of California, Los Angeles in 1971. Mr. Sloan’s designation as chairman of our board of directors was based upon his extensive background and experience as an executive in the media and entertainment industries and his substantial experience in identifying and acquiring a wide variety of businesses. Mr. Sloan is the brother-in-law of James A. Graf, our Vice President, Chief Financial Officer, Treasurer and Secretary.

Jeff Sagansky has been our President since our inception. Mr. Sagansky has served as Chairman of Hemisphere Film Capital, a private motion picture and television finance company, since 2008. From February 2009 to April 2011, he served as non-executive Chairman of RHI Entertainment, Inc., which develops, produces and distributes original made-for-television movies and miniseries. From January 2007 through December 2011, he served as Chairman of Elm Tree Partners, a private casino development company, and from September 2007 to February 2009, he served as Co-Chairman of Peace Arch Entertainment Group, Inc., or Peace Arch, a Canadian production and sales company. He also served as interim chief executive officer of Peace Arch from November 2007 to July 2008. From December 2002 to August 2003, he was Vice Chairman of Paxson Communications Corporation, a television network and stations group. From 1998 to 2002, Mr. Sagansky served as Chief Executive Officer of Paxson Communications Corporation. Prior to joining Paxson Communications Corporation, Mr. Sagansky was Co-President of Sony Pictures Entertainment, or SPE, a motion picture, television, and home entertainment production and distribution company which is a subsidiary of Sony Corporation of America, or SCA, from 1996 to 1998 where he was responsible for SPE’s strategic planning and worldwide television operations. Prior to his position with SPE, Mr. Sagansky served as executive vice president of SCA, which he joined in 1994. Prior to joining SCA, Mr. Sagansky was President of CBS Entertainment, a television network, from 1990 to 1994. Mr. Sagansky previously served as president of production and then president of TriStar Pictures, a motion picture and television production and distribution company, from 1985 to 1989. He is currently a director of Scripps Networks Interactive, Inc., a publicly traded lifestyle media company, and serves on its audit committee and corporate governance committee. Mr. Sagansky earned a Bachelor of Arts degree from Harvard College and a Masters in Business degree from Harvard Business School.

James A. Graf has been our Vice President, Chief Financial Officer, Treasurer and Secretary since our inception. Since late 2008, Mr. Graf has served as a managing director of TC Capital Pte. Ltd., a Singapore-based corporate finance advisory firm. From 2007 to 2008, Mr. Graf was engaged as a consultant to provide financial advisory services to Metro-Goldwyn-Mayer, Inc. In 2001, Mr. Graf founded and became Chief Executive Officer of Praedea Solutions, Inc., an enterprise software company with operations in the United States, Malaysia and Ukraine. Praedea Solutions, Inc. was sold in 2006 to a Mergent Inc, a wholly-owned subsidiary of Xinhua Finance Ltd., and was re-named Mergent Data Technology, Inc. Prior to founding Praedea, Mr. Graf was a managing director at Merrill Lynch, an investment bank, in Singapore from 1998 to 2000 and a consultant to Merrill Lynch in 2001. From 1996 to 1998, Mr. Graf served as a director and then managing director and President of Deutsche Bank’s investment banking entity in Hong Kong, Deutsche Morgan Grenfell (Hong Kong) Ltd. From 1993 to 1996, he was a vice president at Smith Barney in Hong Kong and Los Angeles. From 1987 to 1993, Mr. Graf was an analyst and then associate at Morgan Stanley in New York, Los Angeles and Hong Kong. Mr. Graf received a Bachelor of Arts degree from the University of Chicago in 1987. Mr. Graf is the brother-in-law of Harry E. Sloan, our chairman and chief executive officer.

Dennis A. Miller joined our board of directors upon the closing of our initial public offering. Mr. Miller has served on the board of Radio One, Inc. since September 2011 and Storage Upreit Partners, LP since February 2012. From 2005 to August 2011, Mr. Miller was a General Partner of Spark Capital LLC, a venture fund focusing on the media, entertainment and technology industries. In 2000, Mr. Miller became a managing director of Constellation Ventures, the venture partner business anchored by Bear Stearns. From 1998 to 2000, Mr. Miller was Executive Vice President of Lions Gate. Prior to joining Lions Gate, from 1995 to 1998, he was Executive Vice President of SPE. While there, he was responsible for all television operations of SPE and actively involved with strategic planning and new media. From 1990 to 1996, Mr. Miller was Executive Vice President of Turner Network Television, or TNT, a cable television channel, and in 1993 he took on the additional responsibility for the Turner Entertainment Company, a subsidiary of Turner Broadcasting System, Inc. Mr. Miller currently serves on the Board of FitOrbit, Inc., an online fitness company. Mr. Miller received his Juris Doctor from Boalt Law School in 1982 and his Bachelor of Arts degree in political science from the University of California, San Diego in 1978. Mr. Miller’s designation as a director was based upon his twenty years of experience operating and managing media and entertainment businesses and ten years of successfully investing at the intersection of media and technology.

James M. McNamara joined our board of directors upon the closing of our initial public offering. In 2005, Mr. McNamara founded Panamax Films, LLC, a film production company, and he is currently its Chairman. In 2008, Mr. McNamara joined Cinelatino, Inc., a premium Spanish language film channel in the United States, where he serves as non-executive chairman and in 2010, he joined as non-executive Chairman of Pantelion Films, a Latino Hollywood studio that is a partnership between Lions Gate Entertainment and Grupo Televisa, a Spanish language media company. From 1999 to 2005, Mr. McNamara was President and Chief Executive Officer at Telemundo Communications Group, Inc., the operator of Telemundo, a Spanish-language broadcast network. From April 1996 to June 1998, Mr. McNamara was the president of Universal Television Enterprises, or Universal, a television production company where his responsibilities included domestic syndication first-run programming and international sales. Mr. McNamara joined Universal from New World, where he served as chief executive officer from 1991 to 1995 and senior vice president, Executive Vice President and then President of New World International from 1986 to 1991. Mr. McNamara served as a director of Jump TV, a leading IPTV company providing a comprehensive suite of technology and services to content owners and aggregators, from 2006 to 2008 as well as SBS from 1996 to 2005 and Film Roman, Inc., a producer of animated television programming from 1997 to 1999. Mr. McNamara received his

Masters degree from the American Graduate School of International Management and undergraduate degree in business administration and political science from Rollins College. Mr. McNamara’s designation as a director was based upon his twenty-five years of experience as a leading international film and television executive, extensive broadcast experience in the United States and Latin America and wide management experience in both large and small companies.

Cole A. Sirucek joined our board in May 2012. Mr. Sirucek is the founder and Chief Executive Officer of EPIC MMA Club, a mixed martial arts and cross fitness training facility in Hong Kong. He also currently is the Chairman of DocDoc Enterprises, Ltd., a disruptive consumer Internet company focused on the health care sector in the Asia Pacific region. From September 2005 to January 2012, Mr. Sirucek was an investment professional at Temasek Holdings, an Asia investment company headquartered in Singapore, where he sourced, executed and monitored private and public equity investments in the media, telecommunications and technology sectors. Previously, from January 1999 to August 2002, he was the co-founder and Executive Vice President of Pluto Networks, a data networking intellectual property licensing company. Mr. Sirucek also served in the public sector as an Economic Development Specialist for the State of Hawaii’s Department of Business and Economic Development from December 2000 to August 2002. Mr. Sirucek earned a Masters of Business Administration from MIT Sloan School of Management, a Masters in Public Administration from Harvard University's J.F.K. School of Government and a Bachelor of Science degree from the University of Idaho.

Director Independence

Our board of directors has determined that each of Mr. Miller, Mr. McNamara and Mr. Sirucek are “independent directors” as such term is defined in Rule 10A-3 of the Exchange Act and the Nasdaq listing standards.

Board of Directors and Committees

Prior to the consummation of our initial public offering, our board of directors formed an audit committee and a nominating committee.

During the fiscal year ended December 31, 2011, our board of directors held two meetings, our audit committee held one meeting and our nominating committee held no meetings. Each of our directors attended at least 75% of the board meetings and their respective committee meetings. The Company does not have a policy regarding director attendance at annual meetings, but encourages the directors to attend if possible.

Audit Committee

We have an audit committee comprised of Dennis A. Miller, James M. McNamara and Cole A. Sirucek, all of whom are independent. Dennis A. Miller serves as the Chairman of the audit committee. Each member of the audit committee is financially literate and our board of directors has determined that Dennis A. Miller qualifies as an “audit committee financial expert” as defined in applicable SEC rules because he meets the requirement for past employment experience in finance or accounting, requisite professional certification in accounting or comparable experience. The responsibilities of our audit committee include:

•	meeting with our management periodically to consider the adequacy of our internal control over financial reporting and the objectivity of our financial reporting;
•	appointing the independent registered public accounting firm, determining the compensation of the independent registered public accounting firm and pre-approving the engagement of the independent registered public accounting firm for audit and non-audit services;
•	overseeing the independent registered public accounting firm, including reviewing independence and quality control procedures and experience and qualifications of audit personnel that are providing us audit services;
•	meeting with the independent registered public accounting firm and reviewing the scope and significant findings of the audits performed by them, and meeting with management and internal financial personnel regarding these matters;

•	reviewing our financing plans, the adequacy and sufficiency of our financial and accounting controls, practices and procedures, the activities and recommendations of the auditors and our reporting policies and practices, and reporting recommendations to our full board of directors for approval;
•	establishing procedures for the receipt, retention and treatment of complaints regarding internal accounting controls or auditing matters and, if applicable, the confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters; and
•	reviewing and approving all expense reimbursements made to our officers and directors, provided that any expense reimbursements payable to members of our audit committee will be reviewed and approved by our board of directors, with the interested director or directors abstaining from such review and approval.

Nominating Committee

We have a nominating committee of the board of directors, consisting of Dennis A. Miller and James M. McNamara. The nominating committee is responsible for overseeing the selection of persons to be nominated to serve on our board of directors. The functions of our nominating committee include:

•	recommending qualified candidates for election to our board of directors;
•	evaluating and reviewing the performance of existing directors; and
•	developing and recommending to our board of directors nominating guidelines and principles applicable to us.

Code of Ethics and Committee Charters

We have adopted a code of ethics that applies to our officers and directors. We have filed copies of our code of ethics and our board committee charters as an exhibit to our registration statement in connection with our initial public offering. You may review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the code of ethics will be provided without charge upon request to us in writing at 10900 Wilshire Blvd., Suite 1500, Los Angeles, CA 90024 or by telephone at (310) 209-7280. We intend to disclose any amendments to or waivers of certain provisions of our code of ethics in a Current Report on Form 8-K.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers, directors and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and ten percent stockholders are required by regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on review of the copies of such forms furnished to us, or written representations that no Forms 5 were required, we believe that during the fiscal year ended December 31, 2011 all Section 16(a) filing requirements applicable to our officers and directors were complied with, except for (i) two late Form 4 filings for Mr. McNamara, notice of which was filed on Form 4 on July 28, 2011, or twenty-three and twenty-four business days late, respectively and (ii) three late Form 4 filings for Mr. Miller, notice of which was filed on Form 4 on July 29, 2011 and September 8, 2011, or twelve, one, and two business days late, respectively.

Executive Compensation

Compensation Discussion and Analysis

Other than as described below, none of our executive officers or directors has received any cash compensation for services rendered. Commencing on May 13, 2011 through the earlier of the consummation of our initial business combination and our liquidation, we are obligated to pay Roscomare Ltd., an entity controlled by our Chairman and Chief Executive Officer, a total of $10,000 per month for office space and administrative services, including secretarial support. This arrangement has been agreed to by Harry E. Sloan for our benefit and is not intended to provide Mr. Sloan compensation in lieu of a salary. We believe that such fees are at least as favorable as we could have obtained from an unaffiliated third party for such services. Further, we pay a fee of $15,000 per month to James A. Graf, the Company’s Chief Financial Officer. Other

than the $10,000 per month fee to Roscomare Ltd. and the $15,000 per month fee to Mr. Graf, no compensation of any kind, including finder’s and consulting fees, has been, or will be, paid to the Sponsor or our executive officers and directors, or any of their respective affiliates, for services rendered prior to or in connection with the consummation of an initial business combination. However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on the Business Combinations. Our audit committee reviews on a quarterly basis all payments made to the Sponsor or our officers, directors or our or their affiliates.

After the completion of the Business Combination, directors or members of our management team who remain with us may be paid consulting, management or other fees from the Combined Company. Any compensation to be paid to our officers will be determined, or recommended to the board of directors for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on our board of directors. For a discussion of our executive compensation arrangements after the closing of the Business Combination, please see the section entitled “GEAC Management After the Business Combination” beginning on page 204.

After the closing, provided that the Director Election Proposal is approved, Messrs. Sloan and Sagansky will be directors of the Company. Additionally, some or all of our executive officers and directors may negotiate employment or consulting arrangements to remain with us after the Business Combination. The existence or terms of any such employment or consulting arrangements may influence our management’s motivation in identifying or selecting a target business, but we do not believe that the ability of our management to remain with us after the consummation of the Business Combination is a determining factor in our decision to proceed with the Business Combination. We are not party to any agreements with our executive officers and directors that provide for benefits upon termination of employment.

Compensation Committee Interlocks and Insider Participation

We do not presently have a compensation committee of our board of directors. Our board of directors intends to establish a compensation committee upon the consummation of the Business Combination and, at that time, adopt a charter for such committee. We do not feel a compensation committee is necessary prior to consummation of the Business Combination as there will be no salary, fees or other compensation being paid to our officers or directors prior to the Business Combination other than as disclosed in this proxy statement.

Compensation Committee Report

Our board of directors does not maintain a standing compensation committee since it does not compensate its officers or directors.

Our board of directors and management have reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K. Based on that review and discussion, the Company’s board of directors has recommended that the Compensation Discussion and Analysis be included in this proxy statement.

Respectfully submitted,

Dennis A. Miller
James M. McNamara
Cole A. Sirucek

Audit Committee Report

The Company’s audit committee reviewed with management and Rothstein Kass the results of the 2011 audit, including the audited financial statements. The Audit committee reviewed the requirements of the audit committee charter previously adopted and the reports required to be disclosed to the audit committee. The audit committee discussed with Rothstein Kass the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended by the Auditing Standards Board of the American Institute of Certified Public Accountants and adopted by the Public Company Accounting Oversight Board. Rothstein Kass representatives reviewed the written disclosures required by the Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” as amended, regarding independence of public accountants with the audit committee and presented their Report on Auditor Independence regarding that matter to the audit committee. The audit committee has determined that Rothstein Kass was independent of the Company. The audit committee also discussed with management and Rothstein Kass the quality and adequacy of the Company’s internal control over financial reporting and disclosure controls and procedures and internal audit organization, responsibilities, budget, staffing and identification of audit risks.

The audit committee reviewed and discussed with management and Rothstein Kass a draft of the Annual Report on Form 10-K and the audited financial statements for the year ended December 31, 2011. Management has the responsibility for the preparation of the financial statements and the reporting process, including the systems of internal control over financial reporting and disclosure controls and procedures. The external auditor is responsible for examining the financial statements and expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States of America. Based on its review of all of the above and on discussions with management and the external auditor, the audit committee recommended to the board of directors that GEAC’s audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2011 for filing with the SEC.

Respectfully submitted,

Dennis A. Miller
James M. McNamara
Cole A. Sirucek

Fees and Services

The firm of Rothstein Kass acts as our independent registered public accounting firm. The following is a summary of fees paid to Rothstein Kass for services rendered.

Audit Fees

Fees paid or payable for our independent registered public accounting firm were approximately $76,500 for the services it performed in connection with the Annual Report on Form 10-K for the fiscal year ended December 31, 2011, the Quarterly Report on Form 10-Q for the fiscal quarter ended on March 31, 2011, the Quarterly Report on Form 10-Q for the fiscal quarter ended on June 30, 2011, the Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2011 and our initial public offering, including review of our registration statement on Form S-1 and amendments thereto, comfort letters and consents.

Tax Fees

We have not incurred any fees for tax services.

All Other Fees

There have been no fees billed for products and services provided by our independent registered public accounting firm other than those set forth above.

Pre-Approval Policy

Our audit committee was not formed until May 12, 2011. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our board of directors. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by Rothstein Kass, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

GEAC MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion and analysis should be read in conjunction with the consolidated financial statements and related notes of GEAC included elsewhere in this report. This discussion contains forward-looking statements reflecting our current expectations, estimates and assumptions concerning events and financial trends that may affect our future operating results or financial position. Actual results and the timing of events may differ materially from those contained in these forward-looking statements due to a number of factors, including those discussed in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” beginning on page 54 and 53, respectively.

References to the “Company,” “us” or “we” refer to Global Eagle Acquisition Corp. The following discussion and analysis of the Company’s financial condition and results of operations should be read in conjunction with the condensed financial statements and the notes thereto contained elsewhere in this proxy statement. Certain information contained in the discussion and analysis set forth below includes forward-looking statements that involve risks and uncertainties.

Overview

We are a blank check company formed on February 2, 2011 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. We are not limited to a particular industry, geographic region or minimum transaction value for purposes of consummating a business combination. We have sought to capitalize on the substantial deal sourcing, investing and operating expertise of our management team to identify, acquire and operate a business in the media or entertainment sectors, although we are not limited to a particular industry or sector.

Results of Operations

Through September 30, 2012, our efforts have been limited to organizational activities, activities relating to our initial public offering, activities relating to identifying and evaluating prospective acquisition candidates and activities relating to general corporate matters. We have not generated any revenues, other than interest income earned on the proceeds held in the trust account.

For the three-month period ended September 30, 2012, we had a net loss of $359,749, for the three-month period ended September 30, 2011, we had a net loss of $312,761, for the nine-month period ended September 30, 2012, we had a net loss of $976,910 and for the period from February 2, 2011 (inception) through September 30, 2011, we had a net loss of $485,274. For the period from February 2, 2011 (inception) through September 30, 2012, we had a net loss of $1,758,229 and incurred total costs of approximately $11,140,000 in connection with the Company’s Public Offering of which $6,647,375 of the underwriter fees have been deferred and are contingent upon the closing of a Business Combination.

Liquidity and Capital Resources

On May 18, 2011, we consummated the public offering of 18,992,500 units at a price of $10.00 per unit. Simultaneously with the consummation of the public offering, we consummated the private sale of 7,000,000 warrants to the Sponsor for $5,250,000. We received net proceeds from the public offering and the sale of the sponsor warrants of approximately $190,626,500, net of the non-deferred portion of the underwriting commissions of $3,798,500 and offering costs and other expenses of approximately $750,000. For a description of the proceeds generated in the public offering and a discussion of the use of such proceeds, we refer you to Note 2 of the unaudited condensed interim financial statements included elsewhere in this proxy statement.

As of September 30, 2012, $189,642,437 was held in the Trust Account (including $6,647,375 of deferred underwriting discounts and commissions, $5,250,000 from the sale of the Sponsor Warrants and $0 in accrued interest) and we had cash outside of trust of $167,307 and $860,909 in current liabilities including accounts payable and accrued expenses, franchise tax payable and the Second Note. Up to $1,750,000 in interest income on the balance of the Trust Account (net of franchise and income taxes payable) may be available to us to fund our working capital requirements. Through December 31, 2012, the Company had not withdrawn any funds from interest earned on the trust proceeds.

We depend on sufficient interest being earned on the proceeds held in the trust account to provide us with additional working capital that we may need to identify one or more target businesses, conduct due diligence and complete a Business Combination, as well as to pay any franchise and income taxes that we may owe. As described elsewhere in this proxy statement, the amounts in the trust account may be invested only in U.S. government treasury bills with a maturity of 180 days or less or money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations. The current low interest rate environment may make it more difficult for such investments to generate sufficient funds, together with the amounts available outside the trust account, to locate, conduct due diligence, structure, negotiate and close a business combination. If we are required to seek additional capital, we would need to borrow funds from the Sponsor or our management team to operate or may be forced to liquidate. Neither the Sponsor nor our management team is under any obligation to advance funds to us in such circumstances. Any such loans would be repaid only from funds held outside the trust account or from funds released to us upon completion of a business combination. If we are unable to complete a business combination because we do not have sufficient funds available to us, we will be forced to cease operations and liquidate the trust account.

Off-balance Sheet Financing Arrangements

We have no obligations, assets or liabilities which would be considered off-balance sheet arrangements. We do not participate in transactions that create relationships with unconsolidated entities or financial partnerships, often referred to as variable interest entities, which would have been established for the purpose of facilitating off-balance sheet arrangements.

We have not entered into any off-balance sheet financing arrangements, established any special purpose entities, guaranteed any debt or commitments of other entities, or entered into any non-financial assets.

Contractual Obligations

We do not have any long-term debt, capital lease obligations, operating lease obligations or long-term liabilities other than a monthly fee of $10,000 for office space secretarial and administrative services payable to Roscomare Ltd., an entity owned and controlled by Mr. Sloan, our Chairman and Chief Executive Officer, and consulting fees of $15,000 a month to Mr. Graf, our Chief Financial Officer. We began incurring these fees on May 18, 2011 and will continue to incur these fees monthly until the earlier of the completion of the Business Combination and the our liquidation.

Critical Accounting Policies and Estimates

The preparation of financial statements and related disclosures in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and income and expenses during the periods reported. Actual results could materially differ from those estimates. The Company has identified the following as its critical accounting policies:

Cash and Cash Equivalents

We consider all highly liquid investments with original maturities of three months or less to be cash equivalents.

Trust Account

A total of $189,626,500, including approximately $184,376,500 of the net proceeds from the public offering, $5,250,000 from the sale of the sponsor warrants and $6,647,375 of deferred underwriting discounts and commissions, was placed in the trust account with American Stock Transfer & Trust Company, LLC serving as trustee. The trust proceeds are invested in U.S. government treasury bills with a maturity of 180 days or less or money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations. As of September 30, 2012, the balance in the trust account was $189,642,437, which includes $15,937 of interest earned since the inception of the trust account.

Net Loss per Common Share

Basic net loss per share is computed by dividing net loss by the weighted average number of common shares outstanding during the period in accordance with FASB ASC 260, “Earnings Per Share”. Diluted net loss per share is computed by dividing the weighted average number of common shares outstanding, plus to the extent dilutive, the incremental number of shares of common stock to settle warrants issued in the public offering and private placement, as calculated using the treasury stock method. As we reported a net loss for the nine months ended September 30, 2012 and for the period from February 2, 2011 (date of inception) to September 30, 2012, the effect of the 18,992,500 warrants issued in the public offering and 7,000,000 warrants issued in the private placement have not been considered in the diluted loss per ordinary share because their effect would be anti-dilutive. As a result, dilutive loss per common share is equal to basic loss per common share.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

Deferred income taxes are provided for the differences between the bases of assets and liabilities for financial reporting and income tax purposes. A valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.

Deferred Offering Costs

Deferred offering costs consist principally of deferred underwriting discounts incurred through the balance sheet date that are related to the public offering and that will be charged to capital upon consummation of a Business Combination.

Recent Accounting Pronouncements

Management does not believe that any recently issued, but not effective, accounting standards, if currently adopted, would have a material effect on the Company’s financial statements.

INFORMATION ABOUT ROW 44

The following section describes the business and operations of Row 44 and will also describe the business and operations of the Company following the consummation of the Business Combination.

Business

The Row 44 Advantage

Row 44 is a leading satellite-based broadband services provider to the global commercial airline industry. Row 44’s Wi-Fi based platform and network enables aircraft to connect to orbiting Ku-band satellites and to communicate with existing satellite ground earth stations. The Row 44 in-cabin system and communications link currently provides airline passengers with Internet access, live television, shopping and flight and destination information. In the near future, Row 44 expects to deliver additional content-on-demand media and other desired communication services and to provide airlines with valuable aircraft operations data and applications. Row 44 was formed in 2004, its Wi-Fi connectivity system was first deployed by a domestic commercial airline in 2009 and its broadband services were fully operational in 2010. With its entertainment system currently installed on more than 400 aircraft worldwide, Row 44 services the largest fleet of satellite-based Wi-Fi connected planes that operate over land and sea.

Row 44’s in-flight connectivity platform is in full production and currently deployed across most of the fleets of Southwest Airlines in the continental United States, Norwegian Air Shuttle in Europe and Mango Airlines in South Africa. In early 2013, Row 44 expects to commence installation on all or parts of the fleets of Icelandair for transatlantic service and Transaero Airlines and UTair Airlines for service in Russia and the Commonwealth of Independent States.

The Row 44 Difference

Row 44 stands apart from its in-flight broadband competitors by offering the best combination of connectivity capabilities. The Row 44 platform and network provide its commercial airline customers with the following benefits:

Superior Performance:  The Row 44 system uses existing Ku-band satellite technology capable of delivering broadband class high speed connectivity to aircraft in flight over wide areas of coverage without the need for terrestrial-based systems, which are non-functional during transoceanic flight.

Superior Availability:  The Row 44 system uses currently accessible Ku-band satellites to offer the best performance over Row 44’s key geographic markets, including transoceanic flight paths.

Device-based:  Row 44’s system effectively employs a bring-your-own-device model, connecting to passenger owned mobile devices seamlessly through the satellite link on board. Row 44’s approach to in-flight connectivity gives end users the ability to access its services using familiar interfaces and input capabilities and offers airlines a lower total weight solution for delivering first class entertainment options to travelers.

Customizable:  The Row 44 system includes a highly customizable software platform that can be easily and readily updated and branded to meet the unique needs of each of Row 44’s airline customers throughout the world.

Expandable:  The Row 44 system includes built-in flexibility to enable additional services and features to be added to the system, such as connectivity to aircraft internal maintenance and monitoring systems.

During the course of long, tiring transcontinental domestic and transoceanic international travel, Row 44’s products and services afford the leisure traveler a welcome suite of entertainment alternatives and provides business travelers an opportunity to stay connected and travel productively, all while providing airlines a lower total weight solution and delivering highly prized ancillary revenues. By enhancing the in-the-air experience for all types of travelers, Row 44’s commercial airline customers can distinguish their flights from competitive travel on aircraft without in-flight entertainment systems or with less capable installed and/or connected systems.

Row 44 Enhances Air Travel

The explosive growth of smart phones and other portable Wi-Fi devices has made connectivity a near universal fact of life. Passengers embarking on commercial air travel expect to remain connected to their ground based worlds in-flight. Airlines face incredibly thin profit margins and fight to remain competitive in the price driven world of commercial aviation. The need of airlines to stand out and to generate additional revenue with distinct, reliable in-cabin services provides an ideal opportunity for Row 44’s products and services.

The Air Travel Market and Connectivity

In 2010 there were approximately 630 million scheduled passengers on commercial airlines in the U.S. and approximately 2.7 billion passengers worldwide. It is expected that worldwide scheduled passenger traffic will exceed 3.0 billion in 2012. Only a small portion of the commercial airlines around the globe are operating with passenger accessible Internet connectivity systems. Management at Row 44 believes its expandable, highly customizable system and service is the ideal solution for the growing demand for connectivity and portable entertainment in-flight around the world.

Differentiating Commercial Air Travel

The hyper-competitive commercial airline industry confronts an ever evolving marketplace driven by the cost of fuel, fickle consumer preferences, steep travel discounting, aging and less efficient aircraft and boom and bust world economic trends. Ticket prices rarely fluctuate in tandem with higher fuel prices, forcing airlines to compensate by seeking ancillary revenue for formerly free air travel services such as in-flight meals, baggage services, preferred boarding and even overhead bin space. Passenger revenue from sources other than ticketing represented 29% of total airline passenger revenue in 2010, as compared to 16% in 2000.

Row 44’s commercial airline customers are constantly seeking ways to efficiently differentiate their in-flight services while increasing non-fare based ancillary revenue. The Row 44 connected entertainment platform leverages the Wi-Fi enabled devices that passengers routinely carry on board their flights, thus offering airlines more flexibility to deliver in-flight entertainment without installing heavy, inflexible seatback or overhead based systems. In addition, by offering reliable connectivity and a host of entertainment options that passengers can access through their smartphones and laptops, Row 44 affords its airline partners the ability to exploit new revenue streams and a means to enhance the in-flight experience for often travel-weary passengers with entertainment options not currently available on unconnected systems. Finally, by utilizing a connected system, airlines are able to regularly and easily alter the content, features and services offered to passengers.

Commercial Airline Customers

Row 44 has high caliber customers located across the globe, including the following airlines:

•	Southwest Airlines: the most credit-worthy and respected airline in North America, Southwest has signed an agreement to equip substantially all of its fleet of Boeing 737s with Row 44 products and services, including the recently launched live television service;
•	Norwegian Air Shuttle: One of the leading low-cost carriers in Europe, Row 44 signed an agreement with Norwegian Air Shuttle to outfit its entire existing fleet with Row 44’s platform. Going forward, Norwegian Air Shuttle represents a tremendous opportunity for Row 44 given the airline’s recent announcement that it has placed the largest aircraft order in European aviation history (reportedly 122 Boeing 737MAX/100 Airbus A320NEO, with additional options on both types);
•	Mango Airlines: Through a partnership with WirelessG, an Internet service provider in South Africa, Row 44 has equipped all of Mango airlines 737 aircraft with Row 44’s platform hardware;
•	Transaero Airlines: Transaero signed an agreement with Row 44 for equipping a number of 737 and 767 aircraft in Transaero’s fleet for service throughout Russia, the Commonwealth of Independent States, Europe, North America and parts of Asia. With the first aircraft scheduled to begin service in early 2013, Transaero should represent the first installation of the Row 44 platform on a wide-body class aircraft (a Boeing 767);

•	Icelandair: Icelandair signed an agreement with Row 44 to equip substantially all of its transoceanic fleet with the Row 44 platform and services. Once launched in early 2013, Icelandair will be Row 44’s first airline with service over the North Atlantic, bridging Row 44’s current North American and European networks with contiguous connectivity; and
•	UTair: UTair signed an agreement with Row 44 for equipping a number of its 737 and 767 aircraft for service throughout Russia and the Commonwealth of Independent States and into Europe and parts of Asia. Row 44 expects to begin installation on UTair’s fleet in early 2013.

Content Partners

Row 44 has contracts with many live television providers, major networks and studios and premiere content managers to provide first class in-flight entertainment content as part of a live television and content- on-demand services. Row 44’s entertainment contracts allow Row 44 access to widely watched television channels, including live sports programming, and vast libraries of content. Row 44’s strategic content partners include the following live television providers:

Live Television Partner	Description
NFL Network/RedZone	Premier content provider, multi-year contract, access to live television feed of NFL Network, access to a live feed of the NFL Redzone service (when available), and access to a library of NFL Films and related content.
MLB Advanced Media	Multiple contracts, including premier content agreement for access to live feeds of certain MLB games and content service provider agreement for back office services to process and deliver live and on-demand content to the Row 44 platform.
NBC Universal	Access to live television feeds of NBC News; CNBC; NBCSN. Premiere content provider; multi-year contract.
Fox News Network, LLC	Access to live television feeds to Fox News Channel and Fox News Network; Premiere content provider; multi-year contract.
Fox Television Holdings	Access to live television feeds of WNYW Fox 5. Premiere content provider; multi-year contract.
Bloomberg	Premier content provider; multi-year contract; access to live television feed of Bloomberg and certain content-on-demand title. To be activated in 2013.
BBC	Premier content provider; multi-year contract; content-on-demand and live television service. To be activated in 2013.
Content Partner	Description
Buena Vista Non-Theatrical, Inc. (Disney)	Premier content provider; multi-year contract; content-on-demand library access.
Twentieth Century Fox	Premier content provider; multi-year contract.
Warner Brothers	Premier content provider; multi-year contract.

Row 44’s In-flight Services

Row 44 offers a host of in-flight services, including the following, and expects to offer additional services in the near future:

•	Internet connectivity: Passengers simply log-on and access the worldwide web through the Row 44 designed airline portal to gain in-flight Internet access directly via their mobile devices;
•	Live and cached television: Row 44 currently offers passengers up to nine live television channels. Row 44 expects to offer stored TV programs and movies from premier content providers in the near future and will be expanding its live TV offering to up to 15 channels in early 2013;
•	In-Flight Information: Row 44’s system offers connected passengers access to in-flight information such as maps, weather and flight duration information in a quickly and easily accessible manner, even while using other aspects of the Row 44 platform;

•	Games: The expandability of Row 44’s system allows for the inclusion of any number of games as part of its service offering;
•	Shopping: Row 44 provides access to a unique shopping portal designed specifically for seamless purchases in-flight; and
•	Destination events and deals: Row 44 is in the process of completing a customized destination content and deal function specifically tailored to the in-flight experience and key flight destinations.

Additionally, Row 44 offers airline partners a free standing content-on-demand solution utilizing a subset of the Row 44 connected entertainment platform to deliver Wi-Fi accessible stored content and other un-connected products to airlines seeking to reduce up-front costs and offer passengers a more limited selection of entertainment options. If an airline later elects to add satellite connectivity, Row 44’s installed equipment can be converted to a broadband connected system with the installation of an antenna on the aircraft and additional system components.

The image below represents a typical page on the Row 44 platform, as offered by our launch partner Southwest Airlines. The page is accessed as the default “landing page” of a passengers’ device when the passenger has connected to the Row 44 platform and launches an Internet browser.

Revenues

There are two typical revenue models within the connectivity industry: 1) a business-to-consumer model where the connectivity provider controls pricing, branding, portal design, etc., and “interacts” directly with passengers; and 2) a business-to-business model in which the connectivity provider like Row 44 cedes much of the control over these decisions to the airline itself, but offers product support and shares in portal revenues. In that regard, Row 44’s business-to-business approach expresses its willingness to partner with airline customers to create solutions for the mutual benefit of passengers, airlines and Row 44. While competitors may demand complete product control, Row 44 offers airlines flexibility with respect to critical product decisions. In general, revenues are derived from the sale of equipment and from service fees paid by the airlines, along with a share of revenue generated by the portal. Specifically, Row 44’s service agreements with its commercial airline customers vary depending on the goals of each airline, who, for example, can decide to charge an amenity fee for all, none or some of the services provided.

Row 44 may share fee revenue with its airline customers with respect to the following items:

•	Advertising: Row 44 shares in fees from the placement of advertisements within the portal page or as roadblocks in certain content such as movies and television;
•	Movies and television: Row 44 shares in fees charged to passengers for accessing live television, on-demand television, demand movies or other services;
•	Shopping: Row 44 earns a commission on items, destination services or deals purchased through an airline’s proprietary portal; and
•	Games, text messaging and other entertainment: In the future, Row 44 may also share in revenues generated by passengers accessing other portal services such as games and text messaging.

Row 44 also generates revenue from fees charged to airlines for providing airlines with dedicated bandwidth for their own operational data usage.

Technology

Row 44’s proprietary system optimizes both performance and user experience. A modem, server, wireless access points and related hardware are installed in the headliner of the interior cabin ceiling of an aircraft, while a satellite communications tracking antenna is mounted under a radome on the top of the aircraft’s fuselage. The key system components of the Row 44 platform are illustrated below:

For Wi-Fi connected services, the system works by enabling a passenger accessible device connected to a Row 44 wireless access point, or WAP, and authorized to use the service to send typical TCP/IP based communications to the WAPs in the aircraft cabin. The WAPs feed data to a satellite modem that then utilizes the specialized satellite antenna to point at a satellite in the Row 44 network and transmit data to the satellite for relay to a ground earth station and then to the Internet. The responsive data from the Internet travels the same path in the opposite direction, ultimately returning to the passenger. To access content-on-demand and similar stored services, Row 44’s on-board server delivers the applicable content wirelessly from solid state storage devices within the server to the passenger. For accessing live television, the live television signals are delivered in a continuous stream of data from Row 44’s ground earth stations to each aircraft in the applicable coverage area. Passenger devices authorized to access the live television service do so through a connection to the same WAP used to deliver Wi-Fi connectivity. All of these services are monitored, maintained and controlled around the clock by Row 44’s network operations center in Lombard, Illinois and by an additional network operation center maintained by Hughes Network Systems pursuant to Row 44’s service agreements with Hughes.

Hughes Network Systems

Close relationships with key industry operators like Hughes Network Systems have allowed Row 44 to develop a very sophisticated and reliable satellite based system. Hughes is a global broadband satellite network services company and has been a supplier of satellite and network services to Row 44 since 2006. Hughes supplies Row 44 with satellite gateway and related network equipment and modem cards for use as part of the Row 44 system. Hughes also (i) operates several network operations centers for monitoring and servicing the broadband system on a 24/7 basis, (ii) arranges for and provides Row 44 a terrestrial “back haul” link from its network operations centers to the Internet and (iii) arranges for the provision of satellite connectivity service for communications from aircraft equipped with the Row 44 platform to and from the ground-based gateway. Row 44 is currently the exclusive recipient of Ku transmission services from Hughes within the field of broadband Internet connectivity to commercial aircraft in North America.

Row 44’s relationship with Hughes affords Row 44 unparalleled access to a global leader in satellite networks and services. Hughes’ long term participation within the satellite industry gives Row 44 a negotiating advantage, and Hughes’ turnkey network solutions and extensive network operations experience give Row 44 the power of a major network provider at a fraction of the cost of building out such infrastructure. Hughes also has extensive satellite network design engineering and program management resources that Row 44 is able to leverage as needed.

Industry Trends

The quality of the in-flight experience is one of the key criteria noted by passengers when selecting an airline. Additionally, as wireless connectivity has become nearly universal terrestrially, consumers have expanded their demand for connectivity to the air. Not surprisingly, airlines are increasingly seeking connectivity solutions to improve passenger experience and compete effectively with rivals.

A majority of connectivity, particularly in the United States, is delivered via air-to-ground, or ATG, technology. ATG technology in use today is generally based on “3G” cellphone technology that utilizes custom terrestrial towers (either linked by wire to ground based networks or linked to other towers wirelessly) to transmit signals to aircraft flying overhead. Generally, ATG only works over land and is difficult to install except on anything but relatively accessible terrain. For the service to be effective, towers must be located within 300 miles of aircraft in service. ATG networks require significant up-front capital expenditures to construct custom connected towers in support of airline routes, and even then, changes in terrain and other factors affect service reliability and speed. ATG networks also present significant barriers to expansion because environmental and country-specific regulations, including that most countries subject cell phone related spectrum to auction systems, make serial connectivity a challenge and, of course, because these land based networks are not functional for transoceanic travel.

Satellite technologies resolve the issues of land-constraints and eliminate a majority of regulatory costs and hurdles, including cross-border considerations. The ability to rent satellite transponder space on existing geosynchronous satellites greatly reduces the up-front costs of network build-out, while offering significantly more flexibility in terms of bandwidth expansion. The Ku band satellite transmissions and connectivity offered by the Row 44 system and network supports up to ten times the bandwidth available with current ATG solutions at a fraction of the build-out cost. Overall, Ku band delivers the highest speed and greatest reliability amongst competitive connectivity offerings today, and is generally available in most of the world.

Competition

Key competitors of Row 44 in the connectivity and in-flight entertainment business include Gogo, Inc., Panasonic Avionics, OnAir and LiveTV/ViaSat. Management of Row 44 believes that the reach, reliability, performance and production experience of its satellite solution to in-flight broadband connectivity needs, the breadth of its content offerings and its first-mover status on transoceanic broadband service give it a meaningful competitive advantage over its ATG competitors and those new to the intricacies of satellite connectivity. Over time, new players are likely to emerge within the connectivity industry, some of which may be better capitalized than Row 44. Row 44 believes that the experience, quality, reliability and technological superiority of its equipment, along with its strong customer and supplier relationships and breadth of service offerings, will allow it to maintain its position as a leading satellite-based provider of in-flight connectivity and services.

Industry Growth

Row 44 believes that a number of factors support industry growth and secure its position as a leading provider of connectivity solutions.

Expanding Demand

According to In-Stat, in-flight Wi-Fi is estimated to be a $1.5 billion industry by 2015. Significant growth in onboard consumer use of Wi-Fi-enabled mobile devices as well as the growing popularity of social networking will fuel demand for constant global connectivity. Strong projected growth in global aircraft fleets will provide the foundation for additional demand for in-flight connectivity solutions, particularly in international markets.

Limited Direct Competition

Panasonic Avionics is the only other direct competitor in the satellite broadband space, having been installed on approximately 30 aircraft to-date and generally utilizing hardware developed in connection with the failed Connexion by Boeing service. Although larger in size, other competitors such as OnAir and Gogo either cannot match the broadband connectivity speeds of Row 44 or have ATG networks that cannot operate over water.

Alternative Uses

The Row 44 platform supports a variety of media and avionics-related data. Thus, there are numerous alternative uses and growth opportunities in aviation depending on the aircraft, on-board avionics systems and airline operational needs, including the following:

•	Flight operations services:
•	Weather (for Electronic Flight Bags);
•	Cabin surveillance and cabin crew operations;
•	Emergency medical support, including replacements of expensive current systems; and
•	Re-accommodation, connecting gate and baggage claim support.
•	Technical operations services:
•	Flight operations quality assurance data in real time;
•	Aircraft live conditioning monitoring;
•	Electronic logbook and data loading;
•	Cargo services; and
•	Luggage and cargo tracking.

Row 44 technologies could be of tremendous utility in other industries such as general maritime services and in the cruise ship industry, as a result of the following:

•	Maritime terminals have been serviced by low-bandwidth L-band satellite systems;
•	Maritime connectivity costs are very high;
•	Maritime traveler demand for connectivity has grown at comparable rates with the proliferation of mobile devices; and
•	Antenna design and licensing is simpler and less restrictive.

Commercial Flexibility

Row 44 offers airlines the commercial flexibility to control branding and pricing, as well as the option to select from a menu of products at different costs. Airlines choose exactly what services they want to offer passengers and at what price, while finding new ways to extend brand recognition.

Equipment Advantages

The Row 44 platform is easily installed within a period of four to five days and supports most common commercial aircraft types. Installation of the Row 44 system can be coordinated with other aircraft maintenance activities to minimize ground time for aircraft. In addition, Row 44’s platform’s use of an efficient radome design and ability to deliver quality services that can replace currently installed seat back in-flight entertainment systems offer airlines a significant opportunity to minimize in-flight entertainment related fuel costs over the life of the product.

Strategy

Row 44 is in the process of rapid expansion outside of North America through the acquisition of international customers such as Norwegian Air Shuttle, Icelandair, Transaero, UTair, and the deployment of transponders covering the Atlantic Ocean, Europe and parts of Asia. Row 44’s growth plans strategically tackle markets with high population and traffic density, having begun with North America and Europe. Eventually these plans will lead Row 44 to China, Southeast Asia and South America, with a goal of maximizing returns through a first-mover advantage of its satellite-based broadband connectivity solutions. In addition to regional expansion, Row 44 intends to expand its product offerings world-wide. Row 44 recently launched its live television service in the United States and expects to offer television and content-on-demand in additional markets in 2013. Row 44 also has a program in place to develop and offer GSM telephone voice service (utilizing the Row 44 platform satellite link) in markets where this service is permitted and demanded.

Targeting heavily air-trafficked regions allows Row 44 to leverage launch customers and add on additional airline customers with relative ease. Adding customers in areas with existing satellite coverage (utilized for launch customers) allows Row 44 to spread fixed costs associated with transponders over a larger network base. Once multiple dense and busy regions are served, Row 44 can link coverage regions to serve long-haul flights.

Leverage Technology

Row 44 believes it has the most technologically superior product offering in the market today, and plans to leverage this in new markets. The lack of a dominant connectivity offering in non-U.S. short-haul high density markets creates a large opportunity for Row 44. With a foothold in dense markets, Row 44 can sequence connectivity to build a global network and capture market share via sales to long-haul carriers.

Continue Technological Evolution

Row 44 works continuously to improve existing systems and user interfaces, while also developing plans to remain at the forefront of the technology curve. Row 44 is already working diligently toward a Ka band solution to maintain a first-mover advantage as the industry evolves.

Row 44 expects to continue to develop better performing components of its current system, and Row 44’s design decision to develop key components of the system as easily replaceable “plug and play” components will enable Row 44 and its customers to stay on the cutting edge without completely replacing on board systems.

Regulatory

Aviation Regulatory Authority Certificates

In order to install the Row 44 broadband system onboard a commercial aircraft, Row 44 needs to obtain a Supplemental Type Certificate, or STC, from the FAA, or an equivalent authorization from the applicable regulatory authorities abroad, such as the European Aviation Safety Agency. To date, Row 44 has obtained an STC to install the Row 44 system on the Boeing 737-700, 737-800 and 737-900 series aircraft, commonly referred to as “737 Next Generation” planes. Row 44 has also obtained an STC for the Boeing 757-200 aircraft. Row 44 currently has STCs in progress for the Boeing 757-300, 767-200 and 767-300 series aircraft and expects to launch additional STC programs in the future as needed.

Service-Related Licenses

Prior to commencing the delivery of its system and related services, Row 44 needed to obtain authorization from the Federal Communications Commission, or FCC, in order to provide airborne mobile satellite service over the United States. On May 28, 2008, Row 44 filed for authorization to operate its service with the FCC, and on August 4, 2009, Row 44 received final authorization from the FCC to operate the Row 44 service using the initial production equipment package. In order to obtain FCC authorization, Row 44 conducted extensive testing and evaluation of its proposed service to verify the Row 44 broadband system would perform as expected and not interfere with the operations of other satellite service providers over the United States. Row 44 believes that having obtained a FCC license to operate its service gives Row 44 a significant first mover advantage against other potential entrants into the satellite-based Internet communications market, and that its ability to overcome the resistance in obtaining such licensure significantly improved Row 44’s expertise in obtaining positive results from the FCC and other government regulators in the future.

Global Licensing

Concurrently with filing for licensure in the United States, in 2009 Row 44 commenced a comprehensive effort to obtain authorization to operate its service in various key markets and countries around the world. To date, the Company has obtained authorization to provide its service in over 100 countries, including substantially all of Western Europe. Row 44 will obtain additional authorizations on an as-needed basis as the market for Row 44’s service expands globally.

Intellectual Property

Row 44 has a number of valuable trademarks, including Giving Broadband Wings®, and has applied for additional marks related to its product offerings. Row 44 also has patents relating to satellite connectivity systems, but does not currently use those patents in its current product offering. Given Row 44’s experience in developing and launching its product, Row 44 believes it has key proprietary technology and related trade secrets on how to enable a satellite based in-flight connectivity platform to perform in an efficient and effective manner.

Employees

As of December 31, 2012, Row 44 had 52 employees, including 21 in operations, 10 in research, development and engineering, 10 in administrative and 11 in other roles with Row 44. Of these employees, 13 were located in Westlake Village, California, 28 in Chicago, Illinois, 3 in Las Vegas, Nevada and 8 elsewhere around the world. None of Row 44’s employees are represented by a labor union. Management of Row 44 believes that its relationship with its employees is good.

Facilities

Row 44 currently leases approximately 7,900 square feet for its corporate headquarters in Westlake Village, California under a lease agreement that expires in October 2015 and approximately 10,200 square feet for the Chicago, Illinois facility under a lease agreement that expires in June 2017. Management of Row 44 believes that its current facilities will be adequate for the foreseeable future and that sufficient commercial space at competitive rates will be available for future expansion of Row 44’s business and operations.

Legal Proceedings

Row 44 has been a party to litigation arising from time to time in the ordinary course of business, none of which has been material. Row 44 expects that litigation may also arise in future periods, the materiality of which cannot be predicted. Regardless of the outcome, litigation can have a material adverse impact on Row 44’s operations because of defense and settlement costs, diversion of resources and other factors that could affect our ability to operate its business.

On December 28, 2012, Advanced Media Networks, L.L.C. filed suit in the United States District Court for the Central District of California against Row 44 and one of its customers which Row 44 has agreed to indemnify for allegedly infringing two of its patents and seeking injunctive relief and unspecified monetary damages. Both of the patents are being reexamined by the U.S. Patent & Trademark Office. Based on currently available information, Row 44 believes that it has strong defenses and intends to defend vigorously against this lawsuit, but the outcome of this matter is inherently uncertain and could have a materially adverse effect on Row 44’s business, financial condition and results of operations.

Management

Set forth below is certain information regarding the current directors and executive officers of Row 44.

Name	Age	Position
John LaValle	55	Chief Executive Officer and Director
David M. Davis	46	Chief Financial Officer and Director
John Guidon	53	Chief Technology Officer and Director
Douglas Walner	43	Chief Commercial Officer
H. Travis Christ	42	Chief Sales and Marketing Officer
Stephen Redford	53	Vice President Networks
James P. Costello	50	Vice President Engineering
Frederick C. St.Amour	54	Vice President Sales
Michael Pigott	36	VP Legal/General Counsel
Edward L. Shapiro	47	Chairman of the Board of Directors
Lawrence W. Kellner	53	Director

Directors and Executive Officers

John LaValle was promoted to Chief Executive Officer of Row 44 in January 2012. Prior to that time, he served as Row 44’s Chief Operating Officer and Chief Financial Officer, positions that he held since he joined the Company in June 2007. From 2005 to 2006, Mr. LaValle was Chief Operating Officer and Chief Financial Officer of National Beverage Properties, a beverage distribution finance company. From 2002 to 2005, he was Chief Financial Officer of Telasic Communications, a privately held telecommunications company. From 2001 to 2002, he was Chief Financial Officer of Lightcross, a silicon photonics company that was subsequently merged with Kotuta. From 1998 to 2000, Mr. LaValle was Chief Financial Officer and Executive Vice President Operations of Stamps.com, a NASDAQ traded Internet postage and shipping company. From 1997 to 1998 he was Chief Financial Officer of Comcore Semiconductor, a developer of high-speed communications chips that was sold to National Semiconductor in 1998. He graduated Summa Cum Laude from Boston College and earned an MBA from Harvard Business School. Mr. LaValle’s specific qualifications, experiences, skills and expertise include:

•	considerable operating and management experience in several venture capital-funded technology startup and middle market companies;
•	core business skills, including financial, strategic and operational planning;
•	considerable SEC and NASDAQ experience through multiple public offerings;
•	considerable M&A experience through multiple public and private dispositions and acquisitions; and
•	deep understanding of Row 44, its history and culture.

David M. Davis joined the Board of Directors of Row 44 in December 2011. In November 2012, Mr. Davis became the Chief Financial Officer of Row 44. In 2010, Mr. Davis co-founded Bearpath Capital, LLC, a private equity investment and advisory firm. From December 2008 to September 2010, he was a senior managing director at Perseus, LLC, a private equity investment firm. From February 2009 to March 2010, Mr. Davis also served as Chairman of the Board and Chief Executive Officer of Workflow Management, Inc., one of country’s largest printing and promotional products companies. From July 2010 to December 2011, he served as Chief Executive Officer and a member of the Board of Established Brands, a footwear and apparel company. From August 2005 to December 2008, Mr. Davis served as a senior financial executive, including Chief Financial officer, of Northwest Airlines, where he was part of a small team that restructured the company and merged it successfully with Delta Air Lines. From 2002 to 2004 Mr. Davis served as a senior financial executive, including CFO, of US Airways. Earlier in his career, Mr. Davis worked for Rosemount Aerospace (later acquired by BF Goodrich), a manufacturer of instrumentation for aircraft and spacecraft, as a marketing engineer, and for Rockwell International as a flight-planning engineer. Mr. Davis is a member of the Board of Directors of Lumexis Corporation, a leading provider of in-flight entertainment systems to airlines. Previously, Mr. Davis served on the board of ARINC, Inc. a provider of communications services to the aerospace industry, and MCH Holdings, a regional airline holding company. Mr. Davis holds a Bachelor of Aerospace Engineering and Mechanics and a Master of Business Administration, both from the University of Minnesota.

John Guidon founded Row 44 in 2004 with Gregg Fialcowitz. Mr. Guidon served as Chief Executive Officer from 2004 until January 2012, when he assumed the position of Chief Technology Officer. In 1996, Mr. Guidon co-founded ComCore Semiconductor, a developer of high-speed communications chips that was sold to National Semiconductor in 1998. Mr. Guidon graduated with honors in Electrical Engineering from Imperial College in London.

Douglas Walner joined Row 44 in May 2012 as a full time consultant with the title of Chief Commercial Officer. From November 2010 to March 2012, Mr. Walner was Executive in Residence at The Idea Village, a non-profit organization with a mission to identify, support and retain entrepreneurial talent in New Orleans, Louisiana. From July 2008 until March 2012, Mr. Walner pursued private investments in both real estate and start-up ventures. From May 2001 until June 2008, Mr. Walner served as President and Chief Executive Officer of PSI Services, LLC an industry leader in human capital management and assessment. Mr. Walner was Senior Vice President and General Manager of Stamps.com, from August of 1998 until January 2001, and served as Interim Co-President of that business during 2000. Mr. Walner earned a Bachelor of Arts degree in History from Tulane University.

H. Travis Christ joined Row 44 in May 2011 as its Chief Sales Officer. He assumed the position of Chief Marketing Officer in January 2012. From October 2008 until April 2011, Mr. Christ was President of the Americas for Travelport, an information technology and service company. From June 1995 until September 2008, Mr. Christ worked for US Airways, serving as Vice President Marketing, Sales & Distribution from 2003 through 2008. Mr. Christ received his Bachelor in Business Administration from George Washington University and holds an MBA from the Thunderbird School of Global Management in Glendale, Arizona.

Stephen Redford joined Row 44 in June 2008 as its Chief Technical Officer and assumed the position of Vice President Networks in January 2012 when Mr. Guidon became Row 44’s Chief Technical Officer. Prior to joining Row 44, Mr. Redford was Chief Technical Officer at Verizon Airfone, a position he held from November 2002 to August 2006. Mr. Redford joined Verizon (then GTE) in 1995. Prior to that time, Mr. Redford worked at Marconi Electronic Systems in London (formerly known as GEC-Marconi), where Mr. Redford reached the position of Systems Manager. Mr. Redford studied mathematics at the University of Reading, England.

James P. Costello joined Row 44 in June 2007 as Vice President, Engineering. Prior to that time, Mr. Costello was a private technology consultant. From August of 2000 to June of 2003, Mr. Costello was Director of Advanced Technology at Motorola and prior to that time he was Vice-President, Product and Service Development at Verizon Airfone. Mr. Costello received a Bachelors of Science degree in Engineering from Purdue University and an MBA from Lake Forest Graduate School of Business in Illinois.

Frederick C. St.Amour joined Row 44 as a full time consultant with the title of Vice President Sales in July 2008. From December 2007 until June 2008, Mr. St.Amour served as an independent consultant to the US Department of Defense. From September 2004 until December 2007, Mr. St.Amour served as Director, Worldwide Sales for Symantec Corp, an information infrastructure and security company. From October 2002 until August 2004, Mr. St.Amour served as Director of Sales for Guidance Software, a computer security software firm. From April 2001 until October 2002, Mr. St.Amour served as Strategic Account Manager for Parametric Technology Corp, a software developer for 3D computer aided design systems. From May 2000 until February 2001, Mr. St.Amour served as Director of Business Development for Encryptix, a secure transaction services firm. From February 1998 until May 2000, Mr. St.Amour served as Director, Network Service Provider Sales, at Cisco Systems. Mr. St.Amour graduated from California State University, Long Beach with a joint BS degree in Physics and Chemistry, received an MS in IT Engineering from the

McCormick School or Engineering at Northwestern University and an MBA in Business Administration from the University of Southern California Marshall School of Business.

Michael Pigott joined Row 44 in April 2009 as Vice President-Legal Affairs and General Counsel. From June 2007 until March 2009, Mr. Pigott was in private practice with the Los Angeles law firm of Strategic Law Partners, LLP. Prior to that time, Mr. Pigott worked in private legal practice in the Los Angeles area. Mr. Pigott received his Bachelor of Arts degree in Political Economy and Philosophy from Tulane University in 1997 and received his Juris Doctor degree from the University of Southern California School of Law in 2001.

Edward L. Shapiro is a Partner and Vice President at PAR Capital Management, Inc., a Boston-based investment management firm specializing in investments in travel, media and Internet-related companies. Prior to joining PAR Capital in 1997, Mr. Shapiro was a Vice President at Wellington Management Company, LLP and before that an Analyst at Morgan Stanley & Co. Mr. Shapiro also serves as chairman of the supervisory board of AIA, and is Chairman of the Board of Legend 3D, Inc. and Lumexis Corporation, a member of the Wharton Undergraduate Board and on the Trust Board for Children’s Hospital Boston. He previously served on the board of US Airways from 2005-2008. Mr. Shapiro earned his BS in economics from the University of Pennsylvania’s Wharton School and an MBA from UCLA’s Anderson School of Management. The principal qualifications that led to Mr. Shapiro’s selection as a director include his financial expertise and extensive experience in the travel, media and related businesses. Mr Shapiro’s specific qualifications, experiences, and skills include his experience in corporate governance matters, considerable expertise in finance and financial matters and deep understanding of Row 44 and the airline industry.

Lawrence W. Kellner is president of Emerald Creek Group, a private equity firm based in Houston. From December 2004 through December 2009, Mr. Kellner was the Chairman and Chief Executive Officer of Continental Airlines. He served as President and Chief Operating Officer of Continental Airlines from March 2003 to December 2004, as President from May 2001 to March 2003 and was a member of Continental Airlines’ board of directors from May 2001 to December 2009. Mr. Kellner graduated magna cum laude with a Bachelor of Science in Business Administration from the University of South Carolina, where he served as student body president. Mr. Kellner also serves on the boards of The Boeing Company, The Chubb Corporation and Marriott International, Inc. His specific qualifications, experiences, skills and expertise include his extensive experience in the airline industry and in corporate governance matters.

Composition of the Board of Directors

The Row 44 board of directors is comprised of eight board positions. Currently Row 44 has five directors and the board has three vacancies. Under the terms of a Voting Agreement amongst major stockholders at Row 44, the following board appointment rights have been agreed to:

•	PAR Capital has the right to appoint 5 directors, and has appointed Edward L. Shapiro, Lawrence Kellner and David M. Davis;
•	Alaska Airlines has the right to appoint one director but has not elected to do so. In the absence of an Alaska appointment, John Guidon is serving as an “at large” director on the board;
•	AIA has the right to appoint one director, but has yet to do so; and
•	holders of Row 44’s common stock have the right to appoint one director, and have appointed John LaValle.

Committees of the Board of Directors

The Row 44 board of directors has two principal committees: an Audit Committee and a Compensation Committee.

Audit Committee

The Audit Committee's primary duties and responsibilities are to appoint, compensate, retain and oversee the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report for Row 44. Audit Committee members do not receive compensation for their services on the Audit Committee. The members of Row 44’s Audit Committee are not deemed independent under Nasdaq rules. The Audit Committee met once in 2011.

Compensation Committee

The purpose of the Compensation Committee is to review and approve the compensation of executives. The Compensation Committee approves compensation objectives and policies as well as compensation plans and specific compensation levels for all executive officers. Compensation Committee members do not receive compensation for their services on the Compensation Committee. The members of Row 44’s Compensation Committee are not deemed independent under Nasdaq rules. The Compensation Committee met once in 2012.

Executive Compensation

Compensation Discussion and Analysis

In this Compensation Discussion and Analysis, Row 44 provides an overview of its executive compensation program, including a discussion of the compensation philosophy of the Compensation Committee of the Row 44 Board of Directors. The following discussion also reviews the material elements of compensation earned by or paid to Row 44’s named executive officers in 2012, and discusses and analyzes the compensation decisions made by the Compensation Committee in 2012. All of the compensation levels for Row 44’s executive officers were set by informal determination by the Board of Directors after consultation with certain executive officers.

Row 44’s named executive officers discussed in this Compensation Discussion and Analysis and the related compensation tables are the officers listed in the table below.

Name	Title
John LaValle	Chief Executive Officer*
John Guidon	Chief Technical Officer**
James Costello	Vice President Engineering
H. Travis Christ	Chief Sales Officer
Frederick St.Amour	Vice President Sales
Howard Lefkowitz	Chief Commercial Officer+

*	Mr. LaValle is currently Chief Executive Officer, a position he assumed in January 2012. Mr. LaValle was Chief Operating Officer and Chief Financial Officer of Row 44 in 2011.
**	Mr. Guidon is currently Chief Technical Officer, a position he assumed in January 2012. Mr. Guidon was Chief Executive Officer of Row 44 in 2011.
+	Mr. Lefkowitz is no longer an executive officer or an employee of Row 44.

The Compensation Committee has overall responsibility for approving the compensation program for Row 44’s named executive officers and makes all final compensation decisions regarding these executive officers. The Compensation Committee believes that Row 44’s compensation policies and practices are consistent with its values and support the successful recruitment, development and retention of executive talent so that Row 44 can achieve its business objectives and optimize its long-term financial returns.

Executive Summary

Row 44’s compensation programs are intended to align its named executive officers’ interests with those of its stockholders. Row 44’s named executive officers’ total compensation is generally comprised of a mix of base salary, annual incentive compensation and long-term equity awards.

During 2012, Row 44’s short term financial goal was to commence generating revenues from operations to provide cash flow to fund continued operations.

The Compensation Committee of Row 44 employs a number of practices that reflect its overall compensation philosophy:

•	Row 44 does not maintain any change in control-related severance or tax gross-up arrangements;

•	Row 44 does not provide special retirement benefits designed solely for executive officers; and
•	Row 44 does not provide “perquisites” or other executive benefits based solely on rank.

Establishing and Evaluating Executive Compensation

Executive Compensation Philosophy and Objectives. The Row 44 Compensation Committee’s informal goals with respect to executive compensation include the following objectives:

•	Attract, retain and motivate high performing executive talent;
•	Emphasize incentive pay with a focus on equity compensation;
•	Directly align executive compensation elements with both short-term and long-term Company performance; and
•	Align the interests of its executives with those of Row 44’s stockholders.

These objectives guided the decisions made by the Compensation Committee with respect to 2012 executive compensation.

Role of Compensation Consultants.  Row 44 did not use a compensation consultant to advise it with respect to setting executive salaries and bonus levels for 2012. In 2013, the Compensation Committee is using the services of an outside independent compensation advisor with respect to option grants proposed for employees of Row 44, including certain executive officers.

Role of Executive Officer.  John LaValle, Row 44’s Chief Executive Officer, did occasionally participate in Compensation Committee discussions and did make recommendations to the Compensation Committee with respect to the setting of components of compensation, compensation levels and performance targets for Row 44’s other executives in 2012.

Market Comparisons.  Row 44’s Compensation Committee did not use peer group data to make decisions regarding named executive officer compensation in 2012.

Changes for 2012. Row 44’s executive officers were reorganized in early 2012, as follows:

•	In January, Mr. Guidon relinquished his position as Chief Executive Officer and assumed the role of Chief Technical Officer to better focus his efforts on advancing the technical advantages of Row 44’s business;
•	In connection with Mr. Guidon’s changing role, Mr. Redford relinquished his position as Chief Technology Officer and assumed the role of Vice President Networks;
•	In January, Mr. LaValle was promoted to the role of Chief Executive Officer due to the belief that he was particularly well suited to lead Row 44 in the coming years;
•	In January, Gregg Fialcowitz, formerly Row 44’s President, resigned from his board and executive officer positions to pursue other business interests; and
•	In March, Mr. Lefkowitz separated from Row 44 on terms mutually agreeable to both parties.

Elements of Compensation

Base Salary

Row 44 provides a base salary to its named executive officers to compensate them in a fixed and liquid form for services rendered on a day-to-day basis during the year. Given the startup nature of Row 44, base salaries were set at a level that the Compensation Committee believes was low for comparable businesses in the industry. The base salaries of all named executive officers are reviewed annually and adjusted when necessary to reflect individual roles and performance as well as market conditions.

2011 Base Salaries.  Each of Row 44’s named executive officers received the base salary set forth in the Summary Compensation Table under “Salary.” For 2011, the Compensation Committee set base salaries in accordance with the terms of the employment agreements between Row 44 and each named executive officer that was an employee during 2011. Mr. St.Amour’s compensation resulted from Row 44’s regular use of his consulting services in 2011. Pursuant to the terms of each employment agreement, the base salaries are reviewed at least annually. The Compensation Committee determined to make adjustments to the salaries of several of Row 44’s named executive officers in 2011. Most adjustments effected a modest increase of 5% or less.

2012 Base Salary.  The Committee made modest increases to the base salaries of certain executive officers in 2012. Mr. St.Amour’s compensation increased considerably based on sales commissions he earned on Row 44’s equipment sales in 2012.

Annual Bonus Plan

Row 44 does not use annual cash incentive bonuses to reward its named executive officers for the achievement of company performance goals. No cash bonuses were paid to Row 44’s named executive officers in 2011. In 2012, Row 44 paid a bonus to its Chief Sales Officer, H. Travis Christ.

2012 Stock Option Grants

Row 44 believes that equity-based awards align the interests of its named executive officers with the interests of its equity holders and encourages its named executive officers to focus on the long-term performance of Row 44. Thus, in 2012, Row 44 made substantial grants of stock options to many of its named executive officers in accordance with the terms of the employment agreements it entered into with these individuals in 2011.

Employment Agreements with Named Executive Officers

Generally, Row 44 believes that having employment agreements with its executives is beneficial to the company because it provides retentive value, subjects the executives to key restrictive covenants, and generally gives Row 44 a competitive advantage in the recruiting process over a company that does not offer employment agreements. Row 44 is in the process of renewing employment agreements with its current executive officers. In 2011, Row 44 entered into employment agreements with Messrs. Guidon and LaValle. Mr. Guidon’s agreement has been currently renewed and Mr. LaValle’s agreement will be replaced with an agreement from GEAC.

Perquisites

Row 44 does not generally provide perquisites or personal benefits to its named executive officers.

Other Benefits

Row 44 has a 401(k) benefit plan in place, but does not provide any matching funds to the plan. Named executive officers participated in Row 44’s health and welfare plans on the same basis as its other employees. Messrs. LaValle and Guidon are covered by Row 44’s Long Term Care Plan.

Nonqualified Deferred Compensation

None of Row 44’s named executive officers participates in or has account balances in non-qualified defined contribution plans or other deferred compensation plans maintained by Row 44.

New Equity Incentive Plan

Row 44 adopted its 2011 Amended and Restated Equity Incentive Plan to increase the number of shares of common stock available for option grants to 65,000,000 and to update the terms of its then existing stock option plan.

Other Compensation Practices and Policies

Stock ownership guidelines.  Row 44 has not adopted stock ownership guidelines with respect to the ownership by its executive officers of at least a minimum equity stake in Row 44.

Policy regarding the timing of equity awards.  As a privately owned company, there has been no market for Row 44’s common stock. Accordingly, in 2012, Row 44 had no program, plan or practice pertaining to the timing of stock option grants to executive officers coinciding with the release of material non-public information.

Policy regarding restatements.  Row 44 does not currently have a formal policy requiring a fixed course of action with respect to compensation adjustments following later restatements of financial results. Under those circumstances, the Board of Directors or Compensation Committee of Row 44 would evaluate whether compensation adjustments were appropriate based upon the facts and circumstances surrounding the restatement.

Tax deductibility. Row 44’s Board of Directors has not considered the potential future effects of Section 162(m) of the Internal Revenue Code on the compensation paid to its named executive officers. Section 162(m) places a limit of $1 million on the amount of compensation that a publicly held corporation may deduct in any one year with respect to its chief executive officer and each of the next three most highly compensated executive officers (other than its chief financial officer). In general, certain performance-based compensation approved by stockholders is not subject to this deduction limit. As Row 44 is not currently publicly traded, its board of directors has not previously taken the deductibility limit imposed by Section 162(m) into consideration in making compensation decisions.

Summary Compensation Table

The following table sets forth information regarding compensation earned by Row 44’s named executive officers during the fiscal years ended December 31, 2012 and 2011.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(2)(3)(4)	Total ($)
John Guidon Chief Technical Officer	2012	364,600	—	414,615	—	11,900	791,115
	2011	332,500	—	—	—	9,500	342,000
Frederick St.Amour Vice President Sales	2012	679,600	—	—	—	—	679,600
	2011	237,400	—	—	—	—	237,400
John LaValle Chief Executive Officer	2012	300,000	—	354,100	—	4,600	658,700
	2011	250,000	—	—	—	4,600	254,600
Howard Leftkowitz Chief Commercial Officer	2012	131,529	—	89,385	—	215,000	435,914
	2011	350,000	—	—	—	—	350,000
H. Travis Christ Chief Sales Officer	2012	292,700	50,000	88,638	__	__	431,338
	2011	167,820	—	—	—	—	167,820

(1)	The amounts paid to Mr. St.Amour in 2011 and 2012 were for the consulting services, including commissions on sales of equipment, that he provided to Row 44 in those years.
(2)	Includes the cost of a long term care plan purchased by Row 44 for the named executive officers.
(3)	Includes a reimbursement of $2,300 in health related expenses for Mr. Guidon in 2011 and $1,000 in 2012. Also includes reimbursement to Mr. Guidon for certain plane rental fees of $3,725 in 2012.
(4)	Mr. Lefkowitz received a severance payment of $215,000 on his departure from Row 44 in March 2012.

Employment Agreements

In 2011 Row 44 entered into employment agreements with Messrs. LaValle, Guidon, Redford, Pigott, Christ and Costello, all of which have expired, other than Mr. Guidon’s.

Mr. Guidon’s employment agreement was entered into on July 1, 2011 and is for a period of three years, with automatic renewal for additional one year terms unless Row 44 provides notice of its intent not to renew at least 90 days before the end of the then-current term. Mr. Guidon receives a base salary of $350,000 and is eligible for performance bonuses in the discretion of the Board of Directors. Mr. Guidon is also eligible to receive one year salary as severance in the event his employment with Row 44 is terminated without cause.

The employment agreements that Row 44 entered into in 2011 with Messrs. Redford, Pigott, Christ and Costello are currently in the process of being renewed by Row 44.

Retirement of Secured Note

On December 14, 2012, Row 44 and Mr. Guidon entered into a Share Purchase and Release Agreement whereby Row 44 purchased shares of common stock owned by Mr. Guidon for a secured promissory note previously delivered by Mr. Guidon to Row 44. In accordance with the terms of that agreement, Row 44 acquired 1,740,230 shares of its common stock in exchange for the delivery to Mr. Guidon of his secured promissory note dated as of June 30, 2011 in the aggregate amount of principal plus accrued interest equal to $539,471. The purchased shares of Row 44 common stock were valued at $0.31 per share, a price that the parties believed to be approximately 10% less that the anticipated price per share of Row 44 common stock to be paid in the Row 44 Merger. On consummation of the share purchase transaction, Row 44 released the balance of Mr. Guidon’s shares of common stock previously pledged in support of his secured promissory note. In consideration of the accommodations afforded to Mr. Guidon by Row 44, Mr. Guidon also entered into a general release of all claims that he might have against Row 44.

Outstanding Equity Awards at 2012 Year-End

The following table summarizes the outstanding equity awards held by each of Row 44’s named executive officers as of December 31, 2012:

	Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)		Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date
John Guidon	4/15/2007	1,493,970	(1)	0	$0.18	N/A (1)
	3/07/2012	9,600,000		0	$0.10	3/07/2022
Howard Lefkowitz	3/07/2012	3,000,000		0	$0.10	10/13/2013
John LaValle	10/29/2008	3,330,963		0	$0.15	10/29/2018
	3/07/2012	8,000,000		0	$0.10	3/07/2022
Frederick St.Amour	10/29/2008	340,000		0	$0.15	10/29/2018
H. Travis Christ	3/07/2012	2,000,000		0	$0.10	3/07/2022

(1)	Mr. Guidon was granted the right to purchase shares of restricted common stock on April 15, 2007. The restrictions on these shares expired on August 15, 2010.

Potential Payments Upon Termination or Change of Control

The following table describes the payments and benefits that each named executive officer would have been entitled to receive upon a hypothetical termination of employment or change in control as of December 31, 2012. None of Row 44’s executive officers is entitled to any additional severance or other benefits upon termination of employment following a change in control.

For a description of the potential payments upon a termination pursuant to the employment agreements with Row 44’s named executive officers, see “Narrative to Summary Compensation Table and Grants of Plan Based Awards Table—Employment Agreements with Named Executive Officers.” For a description of the consequences of a termination of employment or a change-in-control for the stock options granted to named executive officers under Row 44’s Stock Option Plan, see the disclosure that follows the table.

Element Severance	Involuntary Termination Without Cause ($)	Termination for Good Reason ($)	Death or Disability	Voluntary Resignation/ Retirement	Change in Control
John Guidon	350,000	—	—	—	—

Effect of Termination or Change in Control on Options.  Unless the terms of an optionee’s option agreement provide otherwise, if an optionee’s service relationship with Row 44 ceases for any reason other than disability, death or cause, the optionee may exercise the vested portion of any option for three months after the date of termination. If an optionee’s service relationship with Row 44 terminates by reason of disability or death, the optionee or the optionee’s representative generally may exercise the vested portion of any option for 12 months after the date of such termination. In no event, however, may an option be exercised beyond the expiration of its term. If an optionee’s service relationship with Row 44 terminates for cause, the option will terminate immediately.

Compensation Risk Assessment

Row 44 management and the Compensation Committee assessed the risks associated with the Company’s compensation practices and policies for employees, including a consideration of risk-mitigating factors in the Company’s compensation practices and policies. Following this assessment, the Compensation Committee concluded that Row 44’s compensation policies and practices for its employees are not reasonably likely to have a material adverse effect on Row 44.

Director Compensation

Historically, Row 44 has not compensated its directors for their participation on the Row 44 Board of Directors. In 2012, Row 44 granted common stock purchase option grants to Lawrence Kellner and David M. Davis in the amount of 800,000 shares each, vesting monthly over two years from the date each such board member joined the Board of Directors.

Incentive Plans

The following is a summary of Row 44’s outstanding stock option plan.

Amended and Restated 2011 Equity Incentive Plan

Row 44’s Board of Directors adopted, and its stockholders approved, the Row 44 Inc. Amended and Restated 2011 Equity Incentive Plan, which became effective on December 23, 2011 and will terminate 10 years after its effective date unless earlier terminated by the Board. The purpose of this plan is to (i) to align the interests of Row 44’s stockholders and the recipients of options under the plan by providing a means to increase the proprietary interest of the optionees in Row 44’s growth and success, (ii) to advance the interests of Row 44 by increasing its ability to attract and retain highly competent officers, other employees, directors, consultants, agents and independent contractors and (iii) to motivate those persons to act in the long-term best interests of Row 44 and its stockholders.

An aggregate of 65,000,000 shares of Row 44 common stock were made available for grants of options under the Equity Incentive Plan. As of December 31, 2012, options to purchase 46,674,432 shares of Row 44 common stock were outstanding under the Equity Incentive Plan with a weighted average exercise price of $0.11 per share, and 18,193,568 shares remained available for future issuance pursuant to options to be granted under the Equity Incentive Plan. Shares subject to an option that are not issued due to expiration, termination, cancellation or forfeiture of an option are again available for reissuance under the plan.

The Equity Incentive Plan is administered by the Compensation Committee. The Compensation Committee has the power to interpret the plan and its application as well as establish rules and regulations for the administration of the plan. The Compensation Committee may delegate some or all of its power to the Board.

In the event of any stock split, reverse stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any extraordinary distribution to holders of Row 44’s common stock, the Compensation Committee may appropriately adjust the number and class of securities available under the plan, the number and class of securities subject to each outstanding option and the purchase price per security, but in the case of outstanding options without an increase in the aggregate purchase price.

Participants in the plan consist of those officers, persons expected to become officers, directors, consultants, independent contractors, agents and other employees of Row 44 and its subsidiaries as the

Compensation Committee may select from time to time, including agents and independent contractors. Options may be incentive stock options or nonqualified stock options. An “incentive stock option” is an option that meets the requirements of Section 422 of the Code, and a “non-qualified stock option” is an option that does not meet those requirements.

The number of shares of common stock subject to an option, whether the option is an incentive stock option or a nonqualified stock option, the purchase price payable on exercise, the vesting schedule, if any, the period during which an option may be exercised and the other terms and provisions of the options are determined by the Compensation Committee. Options under the plan are subject to terms and provisions of an option agreement signed by the Company and the optionee. All options granted under Row 44’s Equity incentive plan expire not more than ten years (five years in the case of an incentive stock option granted to a ten percent stockholder) after the date of grant and have an exercise price that is determined by the Compensation Committee, but which in no event is less than 100% (110% in the case of incentive stock options granted to a ten percent stockholder) of the fair market value of Row 44’s common stock on the date of grant. If Row 44 common stock is not listed on an established stock exchange, payment for shares of common stock purchased on the exercise of an option must be made at the time of such exercise in cash. If its common stock is listed on such an exchange, payment may be made in cash, or unless otherwise disapproved by Row 44, (i) by delivery of common stock, (ii) by withholding shares which would otherwise be delivered on exercise, (iii) in cash by a broker-dealer acceptable to Row 44, or (iv) as otherwise determined by the Compensation Committee, in each case to the extent set forth in the option agreement.

All of the terms relating to the exercise, cancellation or other disposition of any option upon a termination of employment with or service to Row 44 of the recipient of such option, whether due to disability, death or under any other circumstances, are determined by the Compensation Committee. Options granted under the Equity Incentive Plan may not be transferred by the participant other than by will or pursuant to the laws of descent and distribution unless otherwise determined by the Compensation Committee.

As set forth in the applicable option agreement, upon a change in control (as defined in the Equity Incentive Plan), the Board may provide that the option may be assumed or a substantially equivalent option may be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), with an appropriate and equitable adjustment to the number of shares subject to such option and the exercise price per share subject to such option, as determined by the Board in accordance with the Equity Incentive Plan, among other things.

The Board may amend or terminate the Equity Incentive Plan at any time, except that no amendment shall be made without stockholder approval if the amendment would (a) increase the maximum number of shares of common stock available under the plan, (b) effect any change inconsistent with Section 422 of the Code or (c) extend the term of the plan.

Compensation Committee Interlocks and Insider Participation

Edward L. Shapiro, Lawrence Kellner and David M. Davis served as the members of the Row 44 Compensation Committee in 2012. Messrs. Shapiro and Kellner are not officers or employees of Row 44 and Mr. Davis was not an officer of Row 44 at the time that he participated in the one meeting held by the Compensation Committee in 2012. None of Row 44’s executive officers serves or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on the Row 44 Board of Directors or Compensation Committee.

ROW 44 MANAGEMENT’S DISCUSSION AND ANALYSIS
OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

You should read the following discussion and analysis together with “Selected Historical Financial Information of Row 44” and Row 44’s financial statements and the related notes included elsewhere in this proxy statement. Among other things, those historical financial statements include more detailed information regarding the basis of presentation for the financial data than included in the following discussion. This discussion contains forward-looking statements about Row 44’s business, operations and industry that involve risks and uncertainties, such as statements regarding Row 44’s plans, objectives, expectations and intentions. Row 44’s future results and financial condition may differ materially from those currently anticipated by Row 44 as a result of the factors described in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements.”

Overview

Row 44 is a global satellite-based broadband services provider to the worldwide commercial airline industry. Its network enables airlines to connect to orbiting Ku-band satellites and to communicate with existing satellite ground earth stations. Row 44’s in-cabin communications link currently provides airline passengers with Internet access, live television, shopping and flight and destination information. In the near future, Row 44 expects to deliver to airline passengers additional content, on-demand media, and other desired communication services and to provide airlines with valuable aircraft operations data and applications.

Row 44 was formed in 2004, its Wi-Fi connectivity system was first deployed by a domestic commercial airline in 2009 and its broadband services were fully operational in 2010. Currently installed on more than 400 aircraft worldwide, Row 44 manages the largest fleet of connected entertainment enabled planes that operate over land and sea.

Since its formation, Row 44 has funded operations primarily through the private placement of preferred stock and short convertible term notes. Invested funds have been used by Row 44 to complete the research, development and engineering and to secure the complex regulatory certifications necessary to produce a fully functional satellite based communications system for commercial airlines. The development of the Row 44 system and network included the following:

•	the design and creation of a turnkey system for in-flight broadband connectivity through a satellite link, including a fully operational antenna, an in-cabin modem and several other key operational components;
•	the registration, testing and licensing of the Row 44 system with the FAA and the FCC;
•	the establishment of a company-managed network operating center to allow for the full time monitoring of the operation of all Row 44 systems in-flight;
•	the acquisition of satellite transponder space with sufficient capacity to support the connectivity demands of Row 44’s airline customers worldwide; and
•	the development of a just-in-time manufacturing process to allow for the efficient delivery of the Row 44 system for installation on customer aircraft on an as-needed basis.

Following the completion of the development of a licensed and operational in-flight broadband system, in 2010, Row 44 commenced the installation of its equipment on the aircraft of Southwest Airlines and began to generate revenues from operations. Row 44 generates revenues from the following sources:

•	sale of Row 44’s connectivity equipment to its commercial airline customers;
•	fees paid by airlines and/or airline passengers for the delivery of in-flight services, such as Internet access and live television; and
•	revenue sharing arrangements with commercial airlines for Internet based services used by their passengers, such as shopping.

Beginning in 2009, management at Row 44 began to focus on the global rollout of its satellite-based system and on domestic and international customer acquisitions, signing its first commercial passenger airline in 2010. Row 44 has achieved the following customer installation milestones during the past three years:

•	2010 — Southwest Airlines Co.;
•	2011 — Norwegian Air Shuttle;
•	2011 — WirelessG (Mango Airlines);
•	2012 — Transaero Airlines;
•	2012 — UTair Airlines; and
•	2012 — Icelandair.

The combined satellite coverage with these customers spans from Alaska to Japan, covering North America, the North Atlantic, Europe, a substantial portion of the Middle East, Russia and Asia.

Factors and Trends Affecting Row 44’s Results of Operations

Row 44’s operating and business performance is driven by various economic and airline industry factors, including the following:

•	The costs associated with the long-term satellite coverage for Row 44’s broadband services, especially as it expands internationally;
•	The availability of satellite transponder space, especially in oceanic regions of the world;
•	The costs associated with complying with the regulatory, aeronautical, telecommunications and legal requirements of the many countries where Row 44 intends to provide its services;
•	The number of aircraft in service in Row 44’s markets;
•	The domestic and international economic environment and other trends and developments that affect business and leisure travel around the world;
•	The operating rate of spending in the airline industry; and
•	The continued demand for connectivity based in-flight entertainment services and the growing proliferation of Wi-Fi enabled devices such as smartphones, tablets and laptops.

Key Components of Row 44’s Statements of Operations

The following briefly describes certain key elements or revenues and expenses as presented in the Row 44 statements of operations.

Revenues.  Row 44 generates revenues from the sale of equipment to its commercial airline customers and from service revenue derived from the sale of in-flight connectivity and content delivery to airlines and their passengers.

Equipment revenue.  Row 44 purchases hardware, equipment and related components from third party vendors, assembles these components and oversees the installation of the Row 44 system in the cabin of an aircraft. Equipment revenue is derived from the sale of the Row 44 system to various customers.

Service revenue.  Row 44 also receives service revenue for providing in-flight Wi-Fi services such as Internet connectivity and live television. Service revenue can be paid to Row 44 via a fee per boarded passenger, regardless of the number of actual users of the connectivity service during a flight. Under this model the airline customer pays Row 44 a fee per passenger per flight that is generally flat for the duration of the agreement with such customer. Payments are made from the applicable customer to Row 44 typically on a monthly or quarterly basis with payment amounts that may vary based on actual load factors. Service revenue can also be a fee charged on the actual use of the provided service in-flight or revenue generated from the sale of products and advertisement. In the latter instance, Row 44 and its airline customers agree to split ad and transaction based service revenue according to a negotiated formula that varies amongst customers. Row 44 has also offered potential customers blended versions of the foregoing business models whereby an airline customer would pay Row 44 a flat fee per flight and a per device charge for devices that use the Row 44 system on that flight. Row 44 has not yet identified a compelling trend as to which of the foregoing business models is better suited for the market, and expects to continue to evaluate these business models and explore additional opportunities to generate revenue from its commercial airline customers for Row 44's in-flight products and services.

Revenue recognition.  Row 44 recognizes revenues when all of the following have occurred:

•	Persuasive evidence of an agreement with a customer exists;
•	Equipment has been shipped and the customer takes delivery;
•	The price for the equipment or services sold is set or easily determinable; and
•	Collectability is reasonably assured.

Deferred revenue.  Row 44 regularly receives deposits from its commercial airline customers at the time that a customer places a purchase order for equipment with Row 44. These deposits are considered prepayments and initially recorded on Row 44’s balance sheet as deferred revenue if Row 44’s revenue recognition criteria have not been satisfied as of the date the deposits are received from a customer. Once Row 44’s revenue recognition standards have been met, deferred revenue will be recognized as equipment sales revenue on Row 44’s income statement, and the corresponding liability will be removed from its balance sheet.

Operating expenses:

Row 44’s operating expenses include the following:

•	equipment cost of sales;
•	cost of services;
•	personnel;
•	research and development; and
•	selling, general and administrative.

Equipment cost of sales includes the acquisition cost of all hardware, equipment and componentry that Row 44 purchases for its system and platform from third party vendors. Cost of services includes the cost of satellite transponder leases and content licensing and related management fees. Personnel expenses include the costs relating to the salaries and benefits of Row 44’s executive officers, employees and consultants. Research and development expenses include all costs and expenses relating to Row 44’s research and development efforts, including all system engineering costs and the expenses relating to the procurement of STCs from the FAA and international authorities for specific aircraft modified to accommodate the Row 44 system. Selling, general and administrative expenses include all of the other operating expenses of Row 44.

Results of Operations

The following table sets forth, for the periods presented, certain data from Row 44’s statements of operations. The information contained in the table below should be read in conjunction with Row 44’s financial statements and related notes, which can be found elsewhere in this proxy statement.

Statement of Operations Data

	Year Ended December 31,		Nine Months Ended September 30,
	2011	2010	2012	2011
Revenues
Equipment revenue	$32,852,829	$15,778,619	$49,707,279	$20,246,002
Services revenue	3,182,188	283,707	7,886,974	1,786,918
TOTAL REVENUES	36,035,017	16,062,326	57,594,253	22,032,920
Operating Expenses
Equipment cost of sales	29,343,601	16,933,723	46,805,636	18,467,074
Cost of services	8,089,437	2,353,595	14,694,337	5,059,295
Personnel	5,725,083	3,688,450	5,386,297	4,257,494
Research and development	3,392,101	4,241,704	2,256,748	2,404,941
Selling, general and administrative	6,980,663	4,234,172	7,298,160	5,529,981
Total operating expenses	53,530,885	31,451,644	76,441,178	35,718,785
Operating Loss	(17,495,868)	(15,389,318)	(18,846,925)	(13,685,865)
Other Income (Expense)
Miscellaneous income (expense)	92	(58,054)	—	92
Interest income	53,442	82,169	50,110	39,491
Changes in value of derivative instruments	—	—	247,533	—
Loss on disposal of assets	(60,491)	(26,098)	(21,097)	(61,075)
Interest expense	(286,261)	(3,664,829)	(10,431,997)	(6,537)
Total Other Income (Expenses)	(293,218)	(3,666,812)	(10,155,451)	(28,029)
NET LOSS	(17,789,086)	(19,056,130)	(29,002,376)	(13,713,894)
Less: Preferred stock dividends	(5,360,496)	(3,811,340)	(5,467,534)	(3,969,661)
Less: Accretion of preferred stock	—	—	(463,702)	—
Net Loss Available to Common Stockholders	$(23,149,582)	$(22,867,470)	$(34,933,612)	$(17,683,555)
Net loss attributable to common stock per share – basic and diluted	$(0.57)	$(0.93)	$(0.36)	$(0.71)
Weighted average number of common shares, basic and diluted	40,313,201	24,663,510	97,352,138	24,888,495

Comparison of Results of Operations for the Nine Months Ended September 30, 2012 and September 30, 2011

Revenues:

The percentage changes in revenue for the nine months ended September 30, 2012 and 2011 were as follows:

	Nine Months Ended September 30,
	2012	2011	$ Change	% Change
Equipment revenue	$49,707,279	$20,246,002	$29,461,277	146%
Services revenue	7,886,974	1,786,918	6,100,056	342%
Total Revenue	$57,594,253	$22,032,920	$35,561,333	162%

Row 44’s total revenues increased by 162% to $57,594,253 for the nine months ended September 30, 2012 compared to $22,032,920 for the prior year period due to a considerable increase in equipment sales and substantial growth in the use of Row 44 in-flight services, which resulted from greater deployment of its equipment on commercial flights, especially on the Southwest Airlines domestic fleet. Equipment revenue increased by 146% to $49,707,279 for the nine months ended September 30, 2012 compared to $20,246,002 for the prior year period for the reason noted above. Service revenue increased by 342% to $7,886,974 for the nine months ended September 30, 2012 compared to $1,786,918 for the prior year period due to increased passengers available to use of Row 44’s system given its greater availability.

Total operating expenses increased by 114% to $76,441,178 for the nine months ended September 30, 2012 compared to $35,718,785 for the prior year period. Equipment cost of sales increased by 153% to $46,805,636 for the nine months ended September 30, 2012 compared to $18,467,074 for the prior year period due to a considerable increase in equipment sold based on an increase in orders from Row 44’s new and existing commercial airline customers. Cost of services increased by 190% to $14,694,337 for the nine months ended September 30, 2012 compared to $5,059,295 for the prior year period due to a significant increase in the cost of satellite transponder space, due to the expansion of Row 44’s business both domestically and outside of the United States, and to an increase in upfront fees relating to the content delivered by Row 44’s system to airlines and their passengers. Personnel expenses increased by 27% to $5,386,297 for the nine months ended September 30, 2012 compared to $4,257,494 for the prior year period primarily due to Row 44’s addition of staff to service its growing customer base and to the funding of certain severance obligations. Research and development expenses declined by 6% to $2,256,748 for the nine months ended September 30, 2012 compared to $2,404,941 for the prior year period primarily due to a reduction in STC procurement related costs. Row 44 anticipates that research and development expense will increase in future periods as it procures additional STCs and expands its research and development efforts with respect to Ka band satellite connectivity. Selling, general and administrative expenses increased by 32% to $7,298,160 for the nine months ended September 30, 2012 compared to $5,529,981 for the prior year period largely due to the expansion of Row 44’s facilities domestically and abroad to support its growth.

Operating loss increased by 38% to $18,846,925 for the nine months ended September 30, 2012 compared to $13,685,865 for the prior year period due to an increase in operating expenses as a result of Row 44’s accelerated acquisition of additional satellite transponder space and content delivery costs, in addition to an increase in its headcount and the expansion of office space. Total other expenses grew 36,132% to a loss of $10,155,451 for the nine months ended September 30, 2012 from a loss of $28,029 for the prior year period primarily due to a considerable growth in Row 44’s interest expense relating to certain warrants issued in connection with its short term convertible promissory notes in December 2011 and March 2012, as well as the warrant expense associated with the warrant purchase agreement entered into by Row 44 with Major League Baseball Advanced Media in March 2012.

Net loss rose by 112% to a loss of $29,002,376 for the nine months ended September 30, 2012 compared to $13,713,894 for the prior year period primarily due to the significant increase in interest expense and warrant expense relating to Row 44’s short term convertible promissory notes in December 2011 and March 2012 as well as to an increase in operating expenses.

Liquidity and Capital Resources

Row 44’s overall financial condition has improved in 2012, as its operating and investing cash flows increased from previous periods. For the period ended December 31, 2011, Row 44’s auditors issued a “going concern” opinion, primarily because, as of that time, Row 44 had not generated sufficient cash flow from operations to cover its operating losses.

	Year Ended December 31,		Nine Months Ended September 30,
	2011	2010	2012	2011
Net cash used in operating activities	$(3,995,019)	$(16,071,881)	$(28,627,536)	$(1,867,878)
Net cash used in investing activities	(587,239)	(915,339)	(2,189,394)	(583,352)
Net cash provided by (used in) financing activities	9,902,937	20,371,305	34,982,657	(92,898)
Net increase (decrease) in cash and cash equivalents	5,320,679	3,384,085	4,165,727	(2,544,128)
Cash and cash equivalents at beginning of period	3,489,000	104,915	8,809,679	3,489,000
Cash and cash equivalents at end of period	$8,809,679	$3,489,000	$12,975,406	$944,872

Row 44 has historically financed its growth and cash needs through the issuance of convertible preferred stock and short term convertible notes.

Row 44’s near and long-term liquidity needs will increase in connection with its growth and anticipated capital expenditures, as well as its anticipated increase in selling, general and administrative costs in connection with Row 44’s expansion into Europe and Asia. Row 44 experienced operating losses for the years ended December 31, 2010 and 2011 and for the nine months ended September 30, 2012 and management of Row 44 expects that such losses from operations will continue for the foreseeable future.

Following completion of the Business Combination, it is anticipated that at least $100 million of cash will be available to fund the Combined Company’s operations, including those relating to expansion of Row 44’s business. Management of Row 44 believes that cash and cash equivalents on hand both at Row 44 and at GEAC, and anticipated cash flow generated from Row 44’s operating activities should be sufficient to meet its working capital and capital expenditure requirements for at least 12 months. Management of Row 44 also believes that its improved financial position will allow Row 44 to finance future equipment purchases on attractive terms.

Off-Balance Sheet Financing Arrangements

Row 44 has no obligations, assets or liabilities that could be considered off-balance sheet arrangements. It does not participate in transactions that create relationships with unconsolidated entities or financial partnerships, often referred to as variable interest entities, which are established to facilitate off-balance sheet arrangements. Row 44 has not established any special purpose entities, guaranteed any debt or commitments of other entities or entered into any non-financial assets.

Contractual Obligations

Row 44 does not have any significant long-term debt, capital lease obligations, operating lease obligations or long-term liabilities, other than with respect to contracts for satellite transponder space, office space leases and certain guaranteed minimum payments due by Row 44 to live television and video on demand content providers. For the provision of satellite transponder capacity, Row 44 has signed an agreement with Hughes Network Systems, LLC (HNS) pursuant to which Row 44 sources satellite capacity from satellite operators through HNS. HNS enters into direct relationships with satellite operators and Row 44 enters into amendments to its master services agreement with HNS when Row 44 needs to add a new satellite transponder or change capacity of an existing satellite transponder. Row 44 pays HNS on a monthly basis for the capacity it purchases. The length of time Row 44 purchases capacity on a particular transponder varies based on Row 44’s needs and the demand for capacity on a particular satellite, but typically is for one to three year periods. Row 44’s agreement with HNS expires on December 31, 2015.

Critical Accounting Policies and Estimates

Cash and Cash Equivalents

Row 44 considers all highly liquid investments with original maturities or three months or less to be cash equivalents.

Use of Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from any of the estimates made by Row 44.

Income Taxes

As of December 31, 2011 Row 44 had federal and state operating loss carry forwards of $57.9 million and $55.3 million, respectively, which losses will begin to expire during the fiscal years ending in December 31, 2028 and 2018, respectively. To the extent available, these net operating losses may be used to offset future taxable income generated by Row 44, thereby reducing future federal and state income taxes otherwise payable. Row 44’s use of offsetting net operating losses is subject to the restrictions imposed by Section 382 of the Internal Revenue Code.

Recent Accounting Announcements

Management of Row 44 does not believe that any recently issued, but not effective, accounting standards, if currently adopted, would have a material effect on its financial statements.

Revenue Recognition Policies

Row 44’s contracts with its commercial airline customers and a service provider, WirelessG to Mango Airlines, provide for the sale of equipment for installation on the aircraft. The equipment is purchased by the airline and the airline is responsible for the installation and maintenance of the equipment. Row 44 is not directly responsible for any repair or warranty costs related to equipment sales as the vendors that supplied the individual parts provide the repair and warranty. The sale of equipment is not dependant on providing in-flight services to the customer. Row 44 recognizes revenues on equipment sales when all of the following have occurred:

•	Persuasive evidence of an agreement with a customer exists;
•	Equipment has been shipped and the customer takes delivery;
•	The price for the equipment sold is set or easily determinable; and
•	Collectability is reasonably assured.

Row 44’s contracts with its commercial airline customers may also include services to provide in-flight connectivity and content delivery to the airlines and their passengers. Row 44’s contract with service provider WirelessG does not include such a provision. Service revenues paid to Row 44 are generated based on a fee per boarded passenger, regardless of the number of actual users of the connectivity and content delivery service during the flight, or revenues generated from the sale of content purchased by a passenger and advertisements presented to passengers while in flight. Row 44 records service revenues under the fee per boarded passenger formula based on passenger count data provided monthly by its airline customers. Row 44’s service revenues to-date have substantially been related to the fee per boarded passenger formula. Row 44 recognizes revenues on services when all of the following have occurred:

•	Persuasive evidence of an agreement with a customer exists;
•	Service is available and has been delivered;
•	The price for the services sold is set or easily determinable; and
•	Collectability is reasonably assured.

INFORMATION ABOUT AIA

The following section describes the business and operations of AIA. All references to “AIA” refer to AIA and its subsidiaries, collectively.

Overview

AIA is the leading provider of content services, products and solutions for the in-flight entertainment (IFE) market. AIA’s subsidiaries are market leaders and pioneers in the IFE content industry, providing movies and TV programming, audio, games, applications and creative solutions to approximately 130 of the world’s most important commercial airlines.

AIA was incorporated in Germany in 1998 and consummated an initial public offering on the Frankfurt Stock Exchange in 1999. Since 2004, AIA has focused its business on onboard entertainment for commercial airline passengers in the form of video and music programs and video games, referred to collectively as in-flight entertainment. AIA’s core in-flight entertainment business is divided into two separate reporting segments: Content Service Providing, or CSP; and Content. The segment division occurred in 2011 as the result of certain internal restructuring measures and the acquisitions of Emphasis Video Entertainment Ltd., or Emphasis, and Entertainment in Motion Inc. or EIM, two companies through which AIA has expanded its business into the marketing of film licenses.

AIA creates, purchases, develops and/or utilizes content such as movies and audio, and provides technical and substantive services related to in-flight entertainment; however, AIA’s range of services does not include development, provision or maintenance of the hardware that airlines use onboard for in-flight entertainment purposes.

Overview of Markets Served

AIA provides content and services to airlines around the world and across all continents. AIA’s cultural expertise allows it to provide customized solutions to accommodate cultural and linguistic specificities in all key markets. The IFE market tends to be stronger in markets such as the Middle East, Asia and Europe, where airlines are more widely equipped with IFE solutions. North American airlines have traditionally focused less on IFE, however there are signs of reinvestment and a shift towards providing a wider variety of IFE content onboard North American carriers in the coming years. AIA’s largest customers in terms of revenue are typically airlines based in Europe, the Middle East and Asia.

AIA has aimed to broaden its portfolio of services and to complement its position as one of the largest content service providers for in-flight entertainment by becoming a solution provider for advanced, interactive uses of IFE hardware systems. The new IFE hardware systems provide the technological basis for turning the systems previously used only for the purpose of entertaining passengers into interactive passenger platforms that offer a variety of possibilities. In the in-flight entertainment industry, this strategic development entails changing in-flight entertainment into a total “passenger experience.” AIA intends to leverage its market position and technological know-how to participate in and take advantage of this cutting-edge development in in-flight entertainment.

Markets and Customers

Content Service Providing (CSP)

AIA’s CSP segment primarily focuses on making content available for in-flight entertainment systems and all associated services. This includes services ranging from selection, purchase, production and technical adjustment of content to customer support in connection with the integration and servicing of in-flight entertainment programs. These programs are generally comprised of audio and video programs, such as feature films, television programs, news, sports, and other similar content, and video games. AIA’s services also include the development of graphical user interfaces (GUI) for a variety of in-flight entertainment applications, database management related to the overall management of in-flight entertainment, and both technical integration of content and operation of the respective content management systems. In addition, AIA develops software applications for the next generation of in-flight entertainment systems, designed to provide passengers additional services beyond “conventional” entertainment, such as electronic menus and magazines that provide passengers the ability to purchase electronically a variety of consumer products during a flight.

AIA’s division Inflight Productions, or IFP, has provided movies, TV and audio programming as well as technical services for over 30 years. IFP sources a broad range of TV programs from over 100 worldwide distributors including Warner Bros., NBC Universal, Twentieth Century Fox, CBS, Paramount, the BBC, Discovery and The Walt Disney Company, as well as smaller international content providers. IFP programmers choose TV shows that are relevant and appropriate for each individual airline. Titles may include global blockbuster shows like Top Gear or easy-to-digest shows like Friends; or, as further examples, titles could include an Arabic political debate or a Taiwanese variety show, watched by tens of millions in the region.

Nothing beats the experience of going to the cinema: IFP makes sure passengers feel just that by providing a fantastic, internationally diverse range of movies; from Hollywood to Bollywood, including the best of world and independent cinema. IFP tailors movie selections to create the right atmosphere for individual airlines. IFP’s audio experts cater to all international musical styles and trends.

The technical services IFP offers include encoding, editing and meta-data services which IFP does in-house in its technical facilities in Singapore, Auckland (New Zealand), and El Segundo (California). These top-of-the-range technical facilities also enable IFP to provide a full range of tailored digital production solutions including corporate videos, safety videos, animated video content, podcasts and broadcast quality radio shows. IFP has invested heavily in a global digital network, which means it can transfer any file between its seven worldwide offices in minutes. For airlines running on older “legacy” systems using so-called Hi8 tapes, IFP is committed to supporting analogue systems to the end, and it can advise on ‘plug and play’ replacement hardware to ensure a cost effective solution beyond Hi8 tapes. IFP is also invested in emerging technologies. It can transfer files digitally to reduce shipping costs and adapt its content and databases to suit all key devices and delivery methods – tablets, streaming, IOS, Android and more. Programming teams have also negotiated licensing agreements with both Hollywood and international rights holders for the use of materials on handheld systems. Through its CSP IFP, AIA can solve all content technical needs of an airline, whatever the onboard system. AIA fully supports old, new and emerging technologies. If a new system is being introduced, AIA provides guidance and support throughout this transformation.

More recently, IFP has been working on custom-built airline “micro-sites” to take the passenger experience beyond the onboard experience and onto the web. Through these dedicated websites, from the moment passengers book their ticket they can watch trailers, decide what to view and even provide direct feedback by voting for their favorite onboard movies. Passengers can buy an audio track they have listened to via referral links to sites such as Amazon or iTunes. IFP is also bringing entertainment even closer to passengers — to their smartphones and personal handheld devices. For example, the “Movies&more” mobile app for airline customer KLM, created by IFP, was the first to provide full entertainment listings of films (with trailers), TV shows and music playing onboard.

AIA’s division DTI Software, or DTI, is the pioneer of in-flight games and has the largest market share in international in-flight gaming content with over 100 airline customers. DTI has a catalog of over 180 game titles focused primarily on the casual gaming category; roughly 40% of these games are created in-house at DTI’s creative facilities in Montreal, Canada. Creative teams work to produce casual games which are customized to suit the in-flight environment. DTI also acquires multi-year licenses from reputable game publishers in order to adapt their branded games and concepts for in-flight use. Partners such as Disney, EA, Popcap, Tetris, Namco Bandai, DK and Berlitz allow DTI to offer airlines the most engaging software content onboard airlines for a unique passenger experience. DTI’s cultural expertise allows it to adapt its software to accommodate the language and cultural specificities of each airline client’s passenger demographics. Popular titles such as Who Wants to be a Millionaire, Tetris, PacMan and more recently Plants vs Zombies, allow passengers to experience branded content in a new way. DTI also provides classic games such as Sudoku, Chess and Mahjong which have a widespread appeal in most countries around the world.

In 2008, DTI launched its services & solutions division, DTI Solutions, which provides unique application software catering to airline passengers’ needs. DTI Solutions’ suite of applications include, among others: eMealMenu, a digital meal menu software application; content management solutions; and eReader, DTI Solutions’ flagship product which allows passengers to read up-to-date digital content onboard airlines, and which is becoming a standard for the IFE industry. AIA has also developed a system for managing in-flight wireless and Internet access and for delivering content wirelessly.

Content

AIA’s Content segment focuses on marketing film distribution rights, which entails all activities associated with the procurement and marketing of content for in-flight entertainment. The acquisition by AIA in 2011 of Emphasis and EIM provided for AIA’s expansion into this market, and AIA believes Emphasis and EIM to be two leading marketers in their respective areas of in-flight entertainment licenses for both film and television productions. As a result of these two acquisitions, AIA now owns a portfolio of distribution rights for in-flight entertainment content.

AIA also engages to a limited extent in the marketing of its portfolio of non-current film rights related to a portfolio of what are now considered non-current movies. This consists of licensing international film rights for television, DVD and the Internet, mainly for German-speaking territories, and is a residual component of AIA’s business prior to its focus in the in-flight entertainment business.

AIA’s division Emphasis Video Entertainment, or EVE, is the leading provider of content for the Asian market. EVE negotiates content with Asia’s most prominent studios and provides technical services to accommodate airlines around the world.

AIA’s division Fairdeal Multimedia Limited, or Fairdeal, is a leading provider of content for the Indian market. It negotiates and provides programming content such as Bollywood titles and Indian documentaries to numerous airlines around the world. Fairdeal also owns technical facilities to accommodate airline technical needs.

AIA’s division Entertainment in Motion, or EIM, based in California, is a leading provider of movie and documentary programming from independent studios for the in-flight entertainment market. Among other things, it boasts a broad catalogue of Hollywood titles.

In addition, AIA intends to promote its current products and services in markets other than in-flight entertainment, by focusing not just on airline passengers but generally on all “people on the move.” As such, AIA is focused on applying its capacity for providing high-quality entertainment content to in-flight travelers —  an environment that poses significant challenges, both technically and logistically — to similar areas, such as hotels, trains, boats/Ferry, hospitals, etc. in order to tap into attractive opportunities for growth.

Commercial relationships

AIA generally acquires new customers through submission of competitive bids to airlines in response to requests for proposals. A contract award typically engages a subsidiary of AIA as an exclusive provider with a term of two to three years, although airlines may reserve themselves the right to source content externally. Pursuant to these agreements, AIA typically will deliver a wide variety of content or a subset thereof, such as feature films, television programs, news programs, music programs, computer games and software applications, to its airline customers. AIA acquires limited and nonexclusive licenses to use content from the owners of the respective rights of use, such as studios, broadcasters and other media distributors, either specifically for a particular customer or for AIA’s entire customer base.

AIA’s division DTI acquires multi-year licenses from reputable game publishers in order to adapt their branded games and concepts for in-flight use. Several key software game titles are licensed exclusively to DTI for the inflight entertainment market.

With respect to its software products and services, AIA relies heavily on its longstanding commercial relationships with IFE hardware manufacturers and integrators such as Panasonic Avionics and Thales Avionics. Such companies are strategic market players in the IFE value chain with whom AIA must work closely to sell and deliver reliable software products to its airline customers.

AIA generates revenue from its customers by (i) licensing software and games on a monthly per product, per aircraft basis, (ii) charging management fees as a percentage of airline spending, (iii) licensing movie and television content on a per flight basis, and (iv) charging technical fees to airlines on a cost plus basis.

Total revenues by segments for the last three financial years:

As described above AIA’s business model consists primarily of two components that are also reflected in the two operational segments: CSP and Content. AIA Group is a Group company that was created by acquiring more than 20 different companies in the Inflight Entertainment Industry, originally mostly run by entrepreneurs. Only since 2011 AIA Group started to group wide standardize and harmonize accounting and controlling structures to generate more granular financial information for more specific financial/operational analysis. The tables below are showing the split of total revenues in the two operational segments as well as geographical areas for the last three financial years.

AIA Group’s total revenues by segment is as follows:

Year	CSP	Content	Total
2011	107,684	13,896	121,580
2010	110,154	960	111,114
2009	106,945	1,106	108,051

The development of total revenues in the CSP segment shows organic growth from the financial year 2009 to the financial year 2010. Mid 2011 AIA group stopped servicing a larger customer. Total revenues in the CSP segment decreased in the financial year 2011 compare to the financial year 2010.

Total revenues by geographical areas for the last three financial years:

AIA Group’s total revenues from external customers by region is as follows:

Year	Germany	Rest of Europe	USA	Canada	Dubai	Rest of World	Total
2011	7,679	39,290	36,894	6,177	21,532	10,008	121,580
2010	10,800	35,828	31,221	6,177	21,190	5,898	111,114
2009	11,934	35,382	31,888	7,203	14,903	6,741	108,051

Competition

AIA’s principal competitors in the in-flight entertainment industry are:

•	Spafax (a division of WPP, a communication services group):

Spafax has an in-house advertising division with a strong custom-publishing department.

•	IFE Services:

IFE Services is mainly present in developing markets, such as Africa and South America, and focuses on the so-called “boutique airlines” segment.

•	Post Modern Edit (PME):

PME is an IFE lab that has developed, in recent years, a CSP division for airlines and other related industries such as cruise ships.

•	Stellar:

Stellar is a CSP with an Asian focused business with presence primarily in Malaysia, Indonesia and Australia.

•	Western Outdoor Interactive (WOI)

WOI is a direct competitor to AIA’s software division DTI.

The key factors on which AIA and its competitors compete for business include: price, level of service, reputation and breadth of product and service offerings. As a leader in the in-flight entertainment industry, AIA faces intense competition from smaller market players who may seek to compete against AIA on the basis of price (such as Interact and IFE Services), and from new market entrants that are larger players and backed by corporate groups with significant financial and other resources (such as Spafax and IFP). Competition in the industry also depends on the particular strengths of each company. For example, some competitors may be stronger in in-flight advertising, but weaker in interactive media (such as games and applications) leading to opportunities for companies to compete most effectively for customers who value the particular areas where they are strong. Relative to its competitors, AIA believes that it is particularly competitive in interactive media offerings, and less competitive in in-flight advertising. AIA expects competition in the industry to continue to be robust in the future.

Intellectual Property

In the CSP segment, AIA’s trade names are important to the business because they are widely recognized in the in-flight entertainment industry and in certain niche markets. In the Content segment, AIA generally seeks to obtain exclusive rights to certain in-flight entertainment content (including films and other content), and these exclusive rights are important to AIA’s business because exclusive rights, if obtained, provide a potential competitive advantage for the length of the rights. In the DTI business, DTI maintains a portfolio of proprietary in-flight entertainment games and software, including passenger-facing software, back-end software and internal tools and processes. AIA relies on a combination of intellectual property rights, confidentiality protections and other contractual provisions to protect its rights to its intellectual property.

Government Regulation

As a content provider, AIA’s business does not generally require the extensive set of regulatory approvals that are often applicable to hardware and technology providers in the airline industry (such as FAA clearance or FCC clearance or comparable non-US regulatory approvals). AIA’s business is subject to various government regulations throughout the world, in ways that are common to most international business concerns operating in multiple countries and regions with employees and customers located around the globe.

Management and Executives of AIA

Set forth below is certain information regarding directors and executive officers:

Management Board:

Name	Age	Position
Louis Bélanger-Martin	42	Chief Executive Officer and Director
Wolfgang Brand	42	Chief Financial Officer and Director

Supervisory Board:

Edward L. Shapiro is a Partner and Vice President at PAR Capital Management, Inc., a Boston-based investment management firm specializing in investments in travel, media and Internet-related companies. Prior to joining PAR Capital in 1997, Mr. Shapiro was a Vice President at Wellington Management Company, LLP and before that an Analyst at Morgan Stanley & Co. Mr. Shapiro also serves as Chairman of the Supervisory Board of AIA, and is the Chairman of the Board of Legend 3D Inc. and Lumexis Corporation and on the Trust Board for Children’s Hospital Boston. He previously served on the board of US Airways from 2005-2008. Mr. Shapiro earned his BS in economics from the University of Pennsylvania’s Wharton School and an MBA from UCLA’s Anderson School of Management. Mr. Shapiro intends to resign as Chairman of the Supervisory Board of AIA upon consummation of the Business Combination.

Jörgen Chidekel is the Vice-Chairman of the Supervisory Board of AIA. He is a seasoned investor and business leader who founded the Asset Management Company Provalue in 1997 for which he is the President. Mr. Chidekel is on the Supervisory Boards of a number of public companies in the finance and property sectors including AJCFLL 2012 AG, Berlin Investment Company AG, CMJC Beteiligungen AG and Bonaparte CS AG.

Jean-Yves Leblanc is a member of the Supervisory Board of AIA. Mr. Leblanc is an engineer and holds an MBA. He was President and Chief Operating Officer of Bombardier Transportation from 1986 to 2000 and served as Chair of its Board from 2001 to 2004. Before holding these positions, he worked as a senior manager for Marine Industries, serving as its Vice-President, Hydroelectric Division, Senior Vice-President, and Chief Operating Officer. Prior to that, from 1973 to 1981, he held successively the position of Vice-President and President, of Sométal Atlantic Ltée. Mr. Leblanc currently serves as a director of various corporations including Keolis Group, Pomerleau Inc., Premier Tech Ltd. and Desjardins Securities Inc., and has been Chairman of the Board of Directors of the Quebec Employers Council since 2010. In March 2012, Jean-Yves Leblanc was appointed Lead Director of the Transat A.T. Inc. Board of Directors.

Executive Officers:

Louis Bélanger-Martin is the Chief Executive Officer of Advanced Inflight Alliance AG (AIA). He has served as AIA’s Chief Executive Officer since August 2011 and as a Member of the Management Board at AIA since October 2010. Mr. Bélanger-Martin previously served as Chief Operating Officer of AIA from October 2010 to August 2011. In 1995, Mr. Bélanger-Martin co-founded DTI Software (DTI), the world’s leading in-flight entertainment software and services provider, and in 2008, he managed the strategic acquisition of DTI by AIA as the Chief Executive Officer of DTI, which position he continued to hold following the acquisition and until October 2010 when he became the Chief Operating Officer of AIA. Mr. Bélanger-Martin served in various roles at DTI Software Inc., and currently remains on the Board of Directors of DTI. Mr. Bélanger-Martin has over 20 years of management, financial and business development experience. Through his sharp business development expertise and a strong network of relationships with airlines, financial institutions and content providers, Mr. Bélanger-Martin pioneered DTI’s technology, today considered a market-reference and a global leader of in-flight software and interactive content. Louis Bélanger-Martin is a certified CPA / CMA and Chartered Administrator (Adm.A).

Wolfgang Brand is the Chief Financial Officer of Advanced Inflight Alliance AG (AIA). He has over 15 years of financial and management expertise in listed companies the telecommunications and technology industries. Prior to joining AIA’s Executive Management Committee, Mr. Brand was the CFO of SHS Viveon AG, a customer management consulting company, listed on the Munich stock exchange. He also held a variety of senior management and financial positions at Telegate AG, a telecommunications company listed in Frankfurt as well as with the Adidas Group. Mr. Brand is a qualified Capital Markets & Financing expert and holds a University degree in Financial Management.

Wale Adepoju is AIA Chief Strategy Officer. He has over 18 years of experience in the in-flight entertainment and aviation industries, helping companies grow their business through data-based strategy and business planning. Mr. Adepoju is also the CEO of IMDC (a division of AIA), a consulting firm specializing in optimizing ROI in cabin and communication technologies and the Director of Thermal Engineering which manufactures specialist components for the aerospace industry. Previous to this, Mr. Adepoju was Director of Strategy at Spafax, a Content Services Provider for airlines. He was also an Aircraft Analyst at Euromoney, the flagship publication of business and financial publisher Euromoney Institutional Investor. Mr. Adepoju holds a degree in Manufacturing Engineering and a Master’s degree in Air Transport management.

Micha Lawrence is the Chief Commercial Officer of Advanced Inflight Alliance AG (AIA). He has over 20 years of management expertise in the avionics industry. Prior to joining AIA’s Executive Management Committee, Mr. Lawrence was the CEO of Starling Advanced Communications, a broadband wireless networking solutions provider for aircrafts, which he founded in 2001. He also held a variety of senior management positions at Elbit Systems, a global military electronics and communications technology company.

Employees

As of December 31, 2012, AIA had 417 employees worldwide. None of AIA’s employees are represented by a union. In two German subsidiaries, with a total of 20 employees, a works council is implemented.

Location and Facilities

AIA operates its business through over 20 subsidiaries located in: Canada (Montreal), the People’s Republic of China (Hong Kong), Dubai (Dubai), Germany (Duisburg, Munich), India (Mumbai), Netherlands (Amsterdam), New Zealand (Auckland), Singapore (Singapore), Great Britain (London) and the United States (California).

AIA leases office space in El Segundo (California, USA), Lake Forest (California, USA), Montreal (Canada), Duisburg (Germany), Munich (Germany), London (Great Britain), Hong Kong (People’s Republic of China), Mumbai (India), Singapore (Singapore), Auckland (New Zealand), Dubai (Dubai). AIA does not own office space.

AIA’s headquarters are located at Schellingstr. 35, 80799 München, Germany, and its telephone number is 0049-89-613805-0.

In addition, AIA currently owns approximately 13% of the outstanding shares of Row 44 and approximately 8% of the outstanding shares of Guestlogix Inc., a Canadian corporation listed on the Toronto Stock Exchange, which provides global payment services to the airline industry.

Legal Proceedings

AIA has been a party to litigation arising from time to time in the ordinary course of business, none of which has been material. AIA expects that litigation may also arise in future periods, the materiality of which cannot be predicted. Regardless of the outcome, litigation can have a material adverse impact on AIA’s operations because of defense and settlement costs, diversion of resources and other factors that could affect our ability to operate our business.

AIA Executive Compensation

Compensation to Management Board

For the fiscal year 2012, AIA’s Management Board consisted of:

•	Mr. Louis Bélanger-Martin, AIA’s Chief Executive Officer; and
•	Mr. Wolfgang Brand, AIA’s Chief Financial Officer.

Mr. Louis Bélanger-Martin, AIA’s Management Board member residing in Canada, was paid only bonus compensation by AIA for his activities as a member of the Management Board of AIA. Mr. Bélanger-Martin’s bonus, consisting of a variable percentage of the consolidated profit of AIA after taxes for the 2012 financial year, is capped at EUR 2,400,000 per year, and is subject to the following rules:

•	70% of Mr. Bélanger-Martin’s compensation for the 2010 financial year was paid on April 30, 2011;
•	70% of his compensation for the 2011 financial year was paid on April 30, 2012;
•	The remaining 30% of his compensation for the 2010 and 2011 financial years that has not been disbursed will be paid on April 30, 2013, if average earnings per share of AIA in 2010, 2011 and 2012 is at least EUR 0.25; and
•	His compensation for the 2012 financial year will be paid in full on April 30, 2013.

Other than serving on the Management Board of AIA, Mr. Bélanger-Martin continues to be the managing director of DTI, a wholly owned subsidiary of AIA. For his activities as a managing director, DTI Software Inc. pays Mr. Bélanger-Martin a fixed, monthly base salary, miscellaneous compensation for health, disability and accident insurance, and provides a company car.

For 2012, Mr. Bélanger-Martin will only receive his bonus as compensation for his services on the Management Board of AIA. This bonus will be fixed based on AIA’s approved results for 2012, which are expected to be available in March 2013.

For his services as managing director of DTI Software Inc., Mr. Bélanger-Martin received base salary compensation of EUR 380,600, as well as health, disability and accident insurance benefits in the amount of EUR 2,900, compensation in the form of a company car valued at EUR 10,400, and other miscellaneous compensation totaling EUR 2,300.

Compensation to Mr. Brand in 2012 was comprised of a fixed, monthly base salary and an annual bonus, consisting of a percentage of AIA’s consolidated earnings before taxes, or EBT, for the 2012 financial year. Bonus compensation to Mr. Brand was capped at a maximum of EUR 240,000. 30% of the bonus is not subject to a clawback provision and is paid within one month of AIA’s adoption of its 2012 annual consolidated financial statements, while the other 70% of the bonus is subject to a clawback provision and is paid in the following two installments: 50% within one month after AIA’s adoption of its 2012 annual consolidated financial statements; and the remaining 50% within one month of AIA’s adoption of its 2013 annual consolidated financial statements.

The clawback provision requires a bonus recipient to fully or partially repay AIA such amounts determined by AIA up to the full portion of the bonus that is subject to clawback, if either of the following occurs:

•	if AIA’s approved consolidated financial statements show negative consolidated EBT in one or both of the two financial years following the financial year to which the respective variable compensation is attributable, the recipient shall repay 50% of the portion of the bonus that is subject to clawback and that has already been paid to such recipient for each financial year in which consolidated EBT is negative; or
•	if consolidated EBT in one or both of the financial years following the relevant financial year is less than consolidated EBT in the relevant financial year, the recipient shall repay one half of the percentage by which consolidated EBT decreased in the given financial year out of the portion of such recipient’s bonus that is subject to clawback and was already paid.

In addition to base salary and bonus, Mr. Brand was paid miscellaneous compensation for health, home care, retirement, disability and accident insurance, as well as compensation in the form of a company car. Mr. Brand also received additional payments for their pensions in the form of contributions to a pension fund, in the amounts of EUR 700 per month.

Furthermore, the members of the Management Board residing in Germany may be granted stock options as determined by the Supervisory Board as an additional variable element of compensation that serves as a long-term incentive. The fair value of the stock options is estimated at the time they are granted based on an accepted measurement model, taking the option conditions into account. No stock options were granted in the 2012 financial year.

For 2012, Mr. Brand received total compensation excluding bonus of EUR 277,000, consisting of base salary of EUR 240,000, supplementary payments for various insurances in the amount of EUR 10,000 and a non-cash benefits for health insurance and the use of company car in the amount of EUR 27,000. The bonus paid to Mr. Brand for 2012 will be fixed based on AIA’s approved EBT for 2012, which is expected to be available in March 2013.

Total compensation paid to the Management Board members in 2012, excluding variable bonus compensation entitlements described above was EUR 673,000.

AIA also purchased a Director & Officer insurance policy for EUR 15,000,000, which covers the members of the Management Board and the Supervisory Board, among others. Pursuant to the provisions of the German Law on the Adequacy of the Management Board’s Compensation, the deductible applicable to each member of the Management Board is ten percent of the loss per insured event but no more than one and one half times the annual compensation of a Management Board member within an insurance period. The insurance premium for the 2012 financial year paid by AIA was EUR 13,000.

Compensation to Supervisory Board

Compensation to AIA’s Supervisory Board is determined by the Annual General Meeting and set forth in the Articles of Incorporation of AIA. In the Annual General Meeting held on June 15, 2012, the compensation for the Supervisory Board was modified. Each regular member of the Supervisory Board is paid a fixed compensation of EUR 75,000, the deputy Chairman of the Supervisory Board is paid a fixed compensation of EUR 100,000 and the Chairman of the Supervisory Board is paid a fixed compensation of EUR 125,000 for each financial year. The compensation is paid in equal installments at the end of each quarter.

AIA reimburses all out-of pocket expenses incurred by members of its Supervisory Board in connection with their activity as such, as well as the value-added-tax payable on their compensation.

The members of the Supervisory Board are included in the D&O insurance coverage provided by AIA. AIA pays all related insurance premiums. There is no deductible for members of the Supervisory Board.

In 2012, a total of EUR 300,000 was paid to the Supervisory Board.

AIA OPERATING AND FINANCIAL REVIEW AND PROSPECTS

You should read the following discussion and analysis together with “Selected Historical Consolidated Financial Information of AIA” and AIA’s consolidated financial statements and the related notes included elsewhere in this proxy statement. Among other things, those historical consolidated financial statements include more detailed information regarding the basis of presentation for the financial data than included in the following discussion. This discussion contains forward-looking statements about AIA’s business, operations and industry that involve risks and uncertainties, such as statements regarding AIA’s plans, objectives, expectations and intentions. AIA’s future results and financial condition may differ materially from those currently anticipated by AIA as a result of the factors described in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements.”

The financial information concerning AIA included in this proxy statement has been prepared in accordance with IFRS EU, and, unless otherwise indicated, all financial data and discussions related to such data are based upon financial statements prepared in accordance with IFRS EU. The principal differences between the accounting principles applied by AIA under IFRS EU and U.S. GAAP are discussed in Note 26 to AIA’s audited financial statements included elsewhere in this proxy statement.

Introduction

Management’s discussion and analysis of financial condition and results of operations is intended to help provide an understanding of Advanced Inflight Alliance AG (“AIA”) and its subsidiaries’ (together, “AIA”) financial condition, changes in financial condition and results of operations. This discussion is organized as follows:

•	Overview of AIA’s Business — This section provides a general description of AIA’s businesses, as well as developments that occurred either during fiscal 2011 or the period ended September 30, 2012 that AIA believes are important in understanding its results of operations and financial condition or to disclose known trends.
•	Results of Operations — This section provides an analysis of AIA’s results of operations for the three years ended December 31, 2011 as well as the nine months ended September 30, 2012. This analysis is presented on both a consolidated and a segment basis. In addition, a brief description is provided of significant transactions and events that impact the comparability of the results being analyzed.
•	Liquidity and Capital Resources — This section provides an analysis of AIA’s cash flows for the three years ended December 31, 2011 as well as the nine months ended September 30, 2012, as well as a discussion of AIA’s outstanding debt and commitments, both firm and contingent, that existed as of December 31, 2011 as well as of September 30, 2012.

Overview of AIA’s Business

The core business of AIA is in-flight entertainment. This is the international term for onboard entertainment for passengers during a flight in the form of video and music programs, as well as electronic games. AIA acts as the holding company for more than 20 international subsidiaries and their worldwide branch offices, which provide comprehensive in-flight entertainment services for passenger airlines.

AIA targets the global passenger airline industry. AIA actively pursues and enters into exclusive contracts with terms that range from two to three years. Such contracts entail that AIA delivers a wide variety of content to the airlines such as feature films, TV programs, news programs, music programs and electronic games which are edited to fit cultural tastes, dubbed in foreign languages and edited to fit the various technologies that are utilized onboard by the passenger airlines. AIA acquires limited and nonexclusive licenses to use a range of content from various entertainment studios and broadcasters around the globe.

AIA’s core business, is divided in two separate reportable operating segments, Content Service Providing (CSP) and Content.

Content focuses on marketing film distribution rights; the main focus is on all activities associated with the procurement and marketing of content for in-flight entertainment. During 2011, AIA acquired two companies, expanding the footprint of the Content operating segment.

Content Service Providing (CSP), focuses primarily on making content available for in-flight entertainment systems and all associated services. CSP’s services range from selection, purchase, production and technical adjustment of content and customer support in connection with the integration and servicing of in-flight entertainment programs. CSP services also include the development of graphical user interfaces (GUI) for a variety of in-flight entertainment applications, database management related to the overall management of in-flight entertainment and both the technical integration of content and the operation of the respective content management systems.

All other activities, which basically encompass substantive and technical services, are combined in the CSP segment.

Other Business Developments

On May 17, 2011, AIA acquired two companies, Entertainment In Motion Inc. (“EIM”), and Emphasis Video Entertainment Ltd. (“Emphasis”). Emphasis focuses on distributing Asian content to international airlines. Emphasis’s customer base comprises more than 50 airline passenger companies and numerous content service providers. EIM is a vendor of licenses for independent producers’ films and TV productions for use in in-flight entertainment. EIM specializes in buying and marketing independent U.S. films. EIM’s customer base comprises more than 75 airline passenger companies.

AIA financed both acquisitions by raising capital through the sale of new no-par bearer shares as well as a bank loan.

Due to a change in AIA’s ownership structure in which PAR Investment increased its ownership interest, there was an appointment of new members to the Supervisory Board after two members of AIA’s Supervisory Board stepped down on August 10, 2011, effective immediately. Mr. Edward L. Shapiro and Mr. Jean-Yves Leblanc were appointed to the Supervisory Board of AIA effective September 1, 2011. As a result, the Supervisory Board has been a fully constituted three-member body that has a quorum as of September 1, 2011. At its meeting on September 8, 2011, the Supervisory Board constituted itself and elected Mr. Shapiro Chairman of the Supervisory Board and Mr. Jorgen Chidekel its Vice Chairman.

AIA was notified on September 9, 2011, that one of its subsidiaries will cease serving a major customer effective December 31, 2011 as a result of a merger the customer had entered into. This customer accounted for approximately 8% of fiscal 2011 consolidated revenue.

AIA acquired Inflight Management Development Centre (IMDC) Limited on April 6, 2012. IMDC provides in-flight entertainment consulting services to numerous international airline passenger companies.

On May 29, 2012, AIA resolved to acquire a strategic minority stake in Row 44 from PAR. On June 6, 2012, the Management Board of AIA signed definitive agreements with PAR for the acquisition of 84,695,034 shares of Series C-1 Preferred Stock of Row 44 (corresponding to an investment of around 17%) and warrants to purchase 21,173,758 shares of Series C-1 Preferred Stock of Row 44, in exchange for 5,255,170 newly issued shares of AIA. The 17% equity stake in Row 44 was valued at USD $25,000,000.

On May 29, 2012, AIA resolved a cash capital increase by up to EUR;1,854,232.00 from EUR;16,688,091.00 to a maximum of EUR;18,542,323.00 through the issuance of up to 1,854,232 new shares, each with a pro-rata interest of EUR;1.00 in AIA’s share capital, at a subscription price of EUR;3.00 per share. Shareholders were granted statutory subscription rights. The subscription ratio was 9:1. Shares not purchased by the shareholders were exclusively offered again to shareholders for subscription (oversubscription). The capital increase generated around EUR 5.6 million for AIA (excluding transaction costs), which will be used to finance future acquisition projects. The competent registry court entered the cash capital increase in the relevant commercial register on June 26, 2012. The new shares from the capital increase with subscription rights were admitted to trading in the Regulated Market (General Standard) on the Frankfurt Stock Exchange with effect from June 27, 2012. Including the 116,666 shares created through the exercise of stock options, the share capital of AIA thus amounted to EUR 18,658,989.00 as of June 30, 2012.

On June 1, 2012, PAR announced its decision to submit a voluntary takeover offer in accordance with Section 10 (1) and (3) in conjunction with Section 29 and Section 34 of the German Securities Acquisition and Takeover Act (Wertpapiererwerbs- und Übernahmegesetz — WpÜG). On July 11, 2012, PAR released the offer document for the voluntary public takeover offer with the detailed conditions and arrangements. In the voluntary public takeover offer, PAR decided to make an offer to the shareholders of AIA to buy their bearer shares of AIA at a price of EUR 4.50 per share. The acceptance period for the offer began on July 11, 2012, and ended on August 8, 2012. On July 20, 2012, the Management Board and the Supervisory Board released a joint statement on the voluntary public takeover offer made by PAR in accordance with Section 27 WpÜG. In the joint statement, the Management Board and the Supervisory Board came to the conclusion that the offer price as defined by Section 31 (1) WpÜG was fair. On August 29, 2012 in the announcement made in accordance with Section 23 (1) sentence 1, no. 1 WpÜG, PAR disclosed that 20,464,581 shares of AIA are directly held by or are attributable to it. This corresponds to a share of 86% of the share capital and the voting rights of AIA.

On August 31, 2012, AIA purchased 6 million common shares of Guestlogix Inc. for an aggregate purchase price of CAD 3 million. Guestlogix is a Canadian corporation, listed on the Toronto Stock Exchange, that provides global payment services to the airline industry. On September 4, 2012, Guestlogix announced the acquisition of its competitor BOM Merchant Technologies Limited, doing business as Initium Onboard, using the proceeds of AIA’s investment to fund the cash portion of the purchase price of such acquisition.

On November 8, 2012, PAR informed AIA that it had entered into the AIA Stock Purchase Agreement with GEAC regarding the sale of all of its 20,464,581 shares in AIA to GEAC. Upon the closing of this transaction, GEAC would become AIA’s new major shareholder holding approximately 86% of AIA’s shares.

Results of Operations

Comparison of Results of Operations for the nine months ended September 30, 2012 and 2011

The following table sets forth AIA’s operating results for the period ended September 30, 2012 as compared to the period ended September 30, 2011.

	For periods ended September 30,
	2012	2011	Change	% change
	(in EUR thousand, except %)
Revenue	99,156	89,094	10,062	11%
Other operating income	1,128	388	740	191%
Changes in inventories of goods and work in progress
Cost of materials	(60,370)	(54,146)	(6,224)	11%
Staff costs	(18,086)	(21,610)	3,524	(16%)
Depreciation, amortization and impairment losses	(3,551)	(2,549)	(1,002)	39%
Other operating expenses	(9,948)	(7,023)	(2,925)	42%
Net income from operating activities	8,329	4,154	4,175	101%
Finance income	42	74	(32)	(43%)
Finance costs	(1,189)	(455)	(734)	161%
Net result from financing and investment activities	(1,147)	(381)	(766)	201%
Earnings before income taxes	7,182	3,773	3,409	90%
Income taxes	(3,106)	(1,056)	(2,050)	194%
Net income for the year	4,077	2,717	1,360	50%

Overview

Consolidated revenues of AIA increased by 11% from EUR 89,094 thousand in the period ended September 30, 2011 to EUR 99,156 thousand in the period ended September 30, 2012. AIA compensated for the revenue shortfall caused by the loss of existing customers as of mid-2010 with the revenues contributed by the two companies acquired in June 2011, which only included four months of revenues in the period ended September, 30, 2011. Furthermore, revenues from the existing customer base increased and new contracts were entered into with additional airline companies which drove the increased period-over-period. AIA’s operating business generated a net negative foreign currency effect of EUR 252 thousand in the period ended September 30, 2012 that is reported in other operating expenses. This contrasts with the period ended September 30, 2011, when AIA generated a net positive foreign currency effect of EUR 121 thousand that was recognized in the other operating income.

For the period ended September 30, 2012, AIA reported significantly higher tax expenses than in the prior-year period. This was mainly due to the write off of the deferred tax assets recognized in connection with the tax loss carry forwards previously existing at AIA as of September 30, 2012. This write off in the amount of EUR 1,516 thousand can be attributed to the voluntary public takeover offer made by PAR Investment Partners L.P. The increase of PAR Investment Partners L.P.'s investment to over 50% led to the elimination of the existing tax loss carry forward at AIA and thus triggering the write off of the deferred tax assets recognized thereon.

AIA generated other operating income of EUR 1,128 thousand in the period ended September 30, 2012 compared to EUR 388 thousand for the period ended September 30, 2011. Other operating income is primarily comprised of income from the disposal of non-current assets as well as positive foreign currency effects. In the period ended September 30, 2012, other operating income in the amount of EUR 705 thousand was generated from the sale of an apartment owned by the subsidiary IFP UK. The other operating income for the period ended September 30, 2011 contains EUR 121 thousand in positive foreign currency effects.

Cost of materials increased by 11% in the period ended September 30, 2012 as compared to the period ended September 30, 2011. This increase is mainly due to the change in the composition of the cost of materials in context with the acquisitions of two distributors of film distribution rights (EIM and Emphasis). Both acquisitions were consolidated as of June 1, 2011. Therefore for the period ended September 30, 2011 both acquisitions were consolidated for four month and therefore had a smaller impact on the composition of the cost of materials compared to the period ended September 30, 2012.

The staff costs of AIA for the period ended September 30, 2012 were EUR 18,086 thousand compared to EUR 21,610 thousand the previous year, which corresponds to a decrease of EUR 3,524 thousand or approximately 16%. The staff costs for the period ended September 30, 2011 included EUR 3,219 thousand in extraordinary expenses in connection with restructuring measures. Adjusted for the extraordinary expenses, the staff costs of AIA were EUR 18,391 thousand in the period ended September 30, 2011. Adjusted for the extraordinary expenses, the staff cost ratio declined from 20.6% to 18.2% in the period ended September 30, 2012. This development reflects the outcome of the headcount reduction across AIA at the end of 2011.

For the period ended September 30, 2012, depreciation, amortization and impairment losses in AIA totaled EUR 3,551 thousand compared to EUR 2,549 for the period ended September 30, 2011. Amortization of intangible assets for the period ended September 30, 2012 was EUR 2,928 thousand, compared with EUR 1,919 thousand for the period ended September 30, 2011. The increase was due to amortized intangible assets that were capitalized as part of the purchase price allocation in connection with the acquisitions, as well as amortization of capitalized development costs of our Canadian subsidiary, DTI. Furthermore, an impairment loss of EUR 211 thousand on intangible assets was recognized for the period ended September 30, 2012 in connection with the reduction of the useful life of several capitalized electronic games at applications at AIA’s Canadian subsidiary, DTI. At EUR 623 thousand, depreciation of property, plant and equipment for the period ended September 30, 2012 was down slightly from EUR 630 thousand in the period ended September 30, 2011.

The other operating expenses for the period ended September 30, 2012 totaled EUR 9,948 thousand, which is above the figure of EUR 7,023 thousand for the period ended September 30, 2011. The current period include extraordinary expenses associated with the acquisition of all equity interests in IMDC in the amount of EUR 45 thousand completed on April 6, 2012. Expenses of EUR 136 thousand were incurred in the period ended September 30, 2012 in connection with other potential acquisition projects that have not yet been completed. The other operating expenses for the period ended September 30, 2011 included EUR 473 thousand in extraordinary expenses recognized in connection with restructuring measures and the acquisitions made in June 2011. Furthermore, the other operating expenses for the period ended September 30, 2012 contained EUR 252 thousand in reported negative foreign currency effects. Overall, adjusted for extraordinary items and reported foreign currency effects the other operating expenses for the period ended September 30, 2012 were EUR 9,515 thousand, compared with EUR 6,550 thousand in the period ended September 30, 2011. At 9.6% for the period ended September 30, 2012, the ratio of other operating expenses to revenues adjusted for extraordinary items and reported foreign currency effects was up compared with 7.4% in the period ended September 30, 2011. This increase is due to higher consulting costs and travel expenses. Other operating expenses of EUR 1,255 thousand were also recognized in the period ended September 30, 2012 for the entities acquired in 2011. Since the acquisitions were not consummated until June 2011, only proportionate other operating expenses from the entities acquired in the amount of EUR 404 thousand were included in the figure for the period ended September 30, 2011.

Impairment and restructuring charges — For the period ended September 30, 2012 an impairment loss of EUR 211 thousand on intangible assets was recognized in connection with the reduction of the useful life and therefore the depreciation period of several capitalized games and applications at AIA’s CSP segment.

For the period ended December 31, 2011 AIA’s financial performance was affected by one-time expenses related to comprehensive activities aimed at optimizing the Company’s costs and structure. AIA began to implement these measures in the third quarter of 2011 and completed them by December 31, 2011. Substantially lowering the number of employees of AIA and simplifying its overall organizational structure had been the key components of these measures. By December 31, 2011, AIA reduced its existing workforce by more than 100 employees or down by 20% from the level as of June 30, 2011. The personnel reductions affected most the CSP segment. While this step became necessary due to the loss of customers, to a much larger extent it was the outcome of a Company-wide review and optimization of corporate processes, as well as the closer integration of corporate units that were largely autonomous to date. Activities aimed at optimizing operational processes are being accompanied by structural measures at the level of both individual units and the Company as a whole. All of these steps served to streamline the Company and improve its alignment with the market’s needs and challenges. AIA incurred EUR 3,219 thousand in aggregate one-time expenses in the period ended September 30, 2011 in connection with the launch of its extensive restructuring measures.

Financial result — For the period ended September 30, 2012, AIA generated finance income of EUR 42 thousand, compared with EUR 74 thousand in the prior-year period. Finance costs for the period ended September 30, 2012 were EUR 1,189 thousand, compared to EUR 455 thousand for the period ended September 30, 2011. The increase in finance costs is due to the increase of the existing acquisition loan in connection with the acquisitions carried out in June 2011.

Additionally, for the period ended September 30, 2012 finance costs include expenses incurred in connection with the acquisition of the minority stake in GuestLogix Inc. of EUR 386 thousand as well as an interest rate swap of EUR 49 thousand. The minority stake in GuestLogix Inc. was implemented at a price of CAD 0.5 per share by way of a capital increase. On the transaction date, the price at which the shares were actually traded on the stock exchange was CAD 0.42 per share. In accordance with the applicable provisions of IFRS, the minority interest in GuestLogix Inc. must be capitalized at the actual stock exchange price on the date on which the shareholding was acquired. The resulting loss of EUR 386 thousand increased the finance costs for the period ended September 2012.

Income tax expenses — The income taxes of AIA for the period ended September 30, 2012 were EUR 3,106 thousand, up from EUR 1,056 thousand in the period ended September 30, 2011. As such the income tax rate rose from 28 % in the period ended September 30, 2011 to 43% for the period ended September 30, 2012. This was mainly due to the reversal of deferred tax assets at AIA and the respective increase of taxes.

The corporate income and trade tax loss carry forwards of AIA as of December 31, 2011, were EUR 46.6 million and EUR 43.1 million, respectively. As of December 31, 2011, AIA had reported deferred tax assets of EUR 1,516 thousand in its IFRS consolidated financial statements in connection with existing loss carryforwards. As part of the aforementioned voluntary public takeover offer, PAR Investment Partners L.P., which had already acquired 29% of the subscribed capital of AIA as of August 10, 2011, increased its stake in AIA to over 50%. PAR Investment Partners L.P. thus announced on August 13, 2012, that it now held a total of 86% of the share capital of AIA. This acquisition constitutes an adverse acquisition of equity under Section 8c German Corporate Income Tax Act (Körschaftsteuergesetz — KStG); as a result, the tax loss carryforwards recognized at the time of the acquisition was reduced in the full amount. As a consequence, AIA fully wrote off its IFRS deferred tax assets of EUR 1,516 thousand as of September 30, 2012, which led to a corresponding deferred tax liability.

Net income — AIA posted a net income of EUR 4,077 thousand in the period ended September 30, 2012. This compares to a net income of EUR 2,717 thousand for the period ended September 30, 2011. Adjusted for extraordinary items and foreign currency effects, the net income was EUR 4,392 thousand in the period ended September 30, 2012, compared to the figure for the period ended September 30, 2011 of EUR 5,287 thousand.

Segment analysis

The following table sets forth AIA’s revenues and segment operating income for the period ended September 30, 2012 as compared to the period ended September 30, 2011.

	For the period ended September 30,
	2012	2011	Change	% change
	(in EUR thousand, except %)
Revenues:
CSP	76,825	81,183	-4,358	(5%)
Content	22,331	7,911	14,420	182%
Total revenues	99,156	89,094	10,062	11%
Segment operating income:
CSP	6,981	5,334	1,647	31%
Content	1,920	457	1,463	320%
Total segment operating income	8,901	5,792	3,109	54%

Management believes that total segment operating income is an appropriate measure for evaluating the operating performance of AIA’s business segments because it is the primary measure used by AIA’s chief operating decision maker to evaluate the performance and allocate resources within AIA’s businesses. Total segment operating income provides management, investors and equity analysts a measure to analyze operating performance of each of AIA’s business segments and its enterprise value against historical data and competitors’ data, although historical results may not be indicative of future results (as operating performance is highly contingent on many factors, including customer tastes and preferences).

The following table reconciles total segment operating income to income from continuing operations before income tax expense.

	For the period ended September 30,
	2012	2011	Change	% change
	(in EUR thousand, except %)
Segment result	8,901	5,792	3,109	54%
Result, Group holding company AIA AG	(530)	(1,739)	1,209	(70%)
Result, other non-operating entities	(19)	(28)	9	(32%)
Consolidation	(22)	130	(152)	(117%)
Net income from operating activities	8,329	4,154	4,175	101%

AIA’s CSP segment revenues decreased by 5% for the period ended September 30, 2012 as compared to the period ended September 30, 2011. This development is due to the loss of two large customers, one in mid-2011 as well as one as of January 1, 2012. The operating income in the CSP segment increased by 31% for the period ended September 30, 2012 as compared to the period ended September 30, 2011. Despite the loss in revenues of 5% for the period ended September 30, 2012 and due to the cost savings in context with the reduction of staff executed in 2011, the operating income increased by 31%.

AIA’s Content segment revenues substantially increased by 182% for the period ended September 30, 2012 as compared to the period ended September 30, 2011, due to the acquisition of Emphasis and EIM. As such, starting in mid-2011 AIA distributed content to not only CSP segment but also to airline passenger companies. Accordingly, the external Content segment revenues increased substantially during the period ended September 30, 2012 as compared to the period ended September 30, 2011. The operating income in the Content segment increased from EUR 457 thousand to EUR 1.920 thousand, due to the positive impact of the acquisitions in this segment.

Comparison of Results of Operations for the Years Ended December 31, 2011 and 2010

The following table sets forth AIA’s operating results for fiscal 2011 as compared to fiscal 2010.

	Year Ended December 31,
	2011	2010	Change	% change
	(EUR in thousands)
Revenue	€121,580	€111,114	€10,466	9%
Other operating income	936	349	587	168%
Changes in inventories of goods and work in progress	(170)	34	(204)	-600%
Cost of materials	(73,406)	(67,296)	(6,110)	9%
Staff costs	(27,448)	(21,879)	(5,569)	25%
Depreciation, amortization and impairment losses	(3,959)	(3,971)	12	0%
Other operating expenses	(10,990)	(9,938)	(1,052)	11%
Net income from operating activities	6,543	8,413	(1,870)	-22%
Finance income	122	137	(15)	-11%
Finance costs	(768)	(962)	194	-20%
Net result from financing and investment activities	(646)	(824)	178	-22%
Earnings before income taxes	5,898	7,589	(1,691)	-22%
Income taxes	(1,491)	(2,096)	605	-29%
Net income for the year	4,407	5,493	(1,086)	-20%

Overview

In the period ended December 31, 2011 consolidated revenues of AIA increased by about 9% from EUR 111,114 thousand for the period ended December 31, 2010 to EUR 121,580 thousand for the period ended December 31, 2011. The driver of this change was the positive performance of the Content segment in 2011. Especially the major studios’ highly suitable portfolio of films in the first and fourth quarter of 2011 had positive impacts on the earnings of AIA. EIM and Emphasis, the two entities that were acquired effective June 1, 2011, also made positive contributions to consolidated revenues and earnings. These acquisitions, in particular, have helped to offset the loss of a large customer of AIA as of July 1, 2011 in the CSP segment.

AIA generated other operating income of EUR 936 thousand in the period ended 2011 as compared to EUR 349 thousand for the period ended December 31, 2010. The increase in the operating income is due to positive foreign currency effects of EUR 594 thousand compared to a positive effect of EUR 9 thousand for the period ended December 31, 2010.

The changes in inventories of goods and work in progress for the period ended December 31, 2011 was a decrease EUR 170 thousand compared to an increase of EUR 34 thousand in 2010. This development is due to the ordinary course of business.

Cost of materials increased by 9% from the period ended December 31, 2010. This increase corresponds with the increase in revenues, as the costs of materials in relation to revenues were unchanged compared to the period ended December 31, 2010.

The staff costs of AIA were EUR 27,448 thousand in the period ended December 31, 2011, compared to EUR 21,879 thousand for the period ended December 31, 2010, which corresponds to an increase of approximately 25%. The staff costs for the year ended December 31, 2011 contain EUR 3,963 thousand in one time expenses in connection with restructuring. Of this amount, EUR 1,767 thousand concerns the severance payment to AIA’s previous Management Board Chairman. EUR 477 thousand in one time expenses in connection with the change on the Management Board in the period ended December 31, 2010 were taken for the same period the previous year. Adjusted for these expenses, the staff costs of AIA were EUR 23,485 thousand in the period ended December 31, 2011, compared to adjusted staff costs of EUR 21,403 thousand in the period ended December 31, 2010, which corresponds to an increase of approximately 10%. This increase after restructuring expenses stems from the increase in staff costs due to the acquisitions and a general rise in salaries. Adjusted for these restructuring expenses, the staff cost ratio remained at 19% in the period ended December 31, 2011 compared to the period ended December 31, 2010.

For the period ended December 31, 2011, depreciation, amortization and impairment losses were EUR 3,959 thousand, compared with EUR 3,971 thousand in the period ended December 31, 2010. At EUR 824 thousand, depreciation of property, plant and equipment for the period ended December 31, 2011 was down from EUR 1,017 thousand for the period ended December 31, 2010. Amortization of intangible assets for the period ended 2011 was EUR 3,075 thousand, compared with EUR 2,796 thousand in the period ended December 31, 2010. This amortization is associated to the EUR 1,975 thousand in amortized intangible assets that were capitalized as part of the purchase price allocation as of December 31, 2011 in connection with acquisitions in comparison to the EUR 1,965 thousand as of December 31, 2010. For the period ended December 31, 2011 EUR 337 thousand in capitalized development costs were amortized compared to EUR 530 thousand in the period ended December 31, 2010. AIA also wrote off a total of EUR 613 thousand in capitalized development costs in the period ended December 31, 2011 as compared to EUR 156 thousand for the period ended December 31, 2010 for electronic games that will no longer be pursued.

The other operating expenses in the period ended December 31, 2011 totaled EUR 10,990 thousand, which is an increase compared to the period ended December 31, 2010 figure of EUR 9,938 thousand. The other operating expenses in the period ended December 31, 2011 included one-time charges of EUR 292 thousand related to the two June 2011 acquisitions and EUR 211 thousand in one-time charges in connection with the restructuring that was implemented. Contrast this with the year ended December 31, 2010, when other operating expenses included a one-time charge of EUR 338 thousand for the departure of a member of the Management Board and system-related expenses. As a result, other operating expenses as adjusted for acquisition costs and foreign currency effects the other operating expenses in the period ended December 31, 2011 were EUR 10,486 thousand, compared to EUR 9,601 thousand for the period ended December 31, 2010. At 9%, the ratio of other operating expenses to revenues in 2011 was virtually the same as the previous year. The other operating expenses primarily include rent, travel expenses, marketing expenses and consulting costs.

Impairment and restructuring charges — AIA’s financial performance for the period ended December 31, 2011 was affected by one-time expenses related to comprehensive activities aimed at optimizing the Company’s costs and structure. AIA began to implement these measures in the third quarter of 2011 and completed them by December 31, 2011. Substantially lowering the number of employees of AIA and simplifying its overall organizational structure had been the key components of these measures.

By December 31, 2011, AIA reduced its existing workforce by more than 100 employees or down by 20% from the level as of June 30, 2011. The personnel reductions affected most the CSP segment. While this step became necessary due to the loss of customers, to a much larger extent it was the outcome of a Company wide review and optimization of corporate processes, as well as the closer integration of corporate units that were largely autonomous to date. Activities aimed at optimizing operational processes are being accompanied by structural measures at the level of both individual units and the Company as a whole. All of these steps served to streamline the Company and improve its alignment with the market’s needs and challenges. AIA incurred EUR 4,174 thousand in aggregate one time expenses in the period ended December 31, 2011 in connection with the launch of its extensive restructuring measures. EUR 1,767 thousand of these one-time charges are related to the severance package for AIAs former Chairman of the Management Board. All restructuring expenses constitute one time expenses in the period ended December 31, 2011.

AIA wrote off a total of EUR 613 thousand in capitalized development costs in the period ended December 31, 2011 compared to EUR 156 thousand as of December 31, 2010 for electronic games that will no longer be pursued.

Financial result — In the period ended December 31, 2011, AIA generated finance income of EUR 122 thousand as compared to EUR 137 thousand for the period ended December 31, 2010. Finance costs in the same period were EUR 768 thousand as compared to EUR 962 thousand for the period ended December 31, 2010.

Income tax expenses — For the period ended December 31, 2011, the income taxes of AIA were EUR 1,491 thousand compared to EUR 2,096 thousand for the period ended 2010 financial year. This decrease of 29% was due to the lower pretax income.

Net income — AIA posted net profit of EUR 4,407 thousand in the period ended December 31, 2011 (2010: EUR 5,493 thousand).

Segment analysis

The following table sets forth AIA’s revenues and segment operating income for the period ended December 31, 2011 as compared to the period ended December 31, 2010.

	Year Ended December 31,
	2011	2010	Change	% change
	(EUR in thousands)
Revenues:
CSP	€107,684	€110,154	€(2,470)	-2%
Content	13,896	960	12,936	1,348%
Total revenues	121,580	111,114	10,466	9%
Segment operating income:
CSP	6,597	9,653	(3,056)	-32%
Content	825	159	666	419%
Total segment operating income	7,422	9,812	(2,390)	-24%

Management believes that total segment operating income is an appropriate measure for evaluating the operating performance of AIA’s business segments because it is the primary measure used by AIA’s chief operating decision maker to evaluate the performance and allocate resources within AIA’s businesses. Total segment operating income provides management, investors and equity analysts a measure to analyze operating performance of each of AIA’s business segments and its enterprise value against historical data and competitors’ data, although historical results may not be indicative of future results (as operating performance is highly contingent on many factors, including customer tastes and preferences).

The following table reconciles total segment operating income to income from continuing operations before income tax expense.

	For the years ended December 31,
	2011	2010	Change	% change
	(in EUR thousand, except %)
Total segment operating income	€ 7,422	€ 9,812	€ (2,390)	-24%
Result, Group holding company AIA AG	(1,193)	(1,377)	184	-13%
Result, other non-operating entities	201	14	187	1,336%
Consolidation	113	(36)	149	—
Net income from operating activities	6,543	8,413	(1,870)	-22%

AIA’s revenues in the CSP segment decreased by 2% for the period ended December 31, 2011 as compared to the period ended December 31, 2010. In the period ended December 31, 2011 the business in the CSP segment continued to grow moderately but also was affected by the loss of a large customer mid-2011. The organic growth in the CSP segment was not able to fully compensate the negative impact on revenues due to the loss of the large customer. The operating income in the CSP segment decreased by 32% for the period ended December 31, 2011 as compared to the period ended December 31, 2010. Most of the reduction of staff executed in 2011 did affect staff in the CSP segment. Therefore the majority of the corresponding restructuring costs incurred in the CSP segment and caused the decrease in operating income.

AIA’s revenues in the Content segment substantially increased by 1,348% in the period ended December 31, 2011 as compared to the period ended December 31, 2010, due to the acquisition of Emphasis and EIM. As such starting mid-2011 AIA distributed content to not only its CSP segment but also to airline passenger companies. As such the external revenues in the Content segment did increase drastically in the period ended December 31, 2011 compare to the period ended December 31, 2010. The operating income in the Content segment increased by 419% for the period ended December 31, 2011 as compared to the period ended December 31, 2010, due to the positive impact of the acquisitions in this segment as well.

Comparison of Results of Operations for the Years Ended December 31, 2010 and 2009

The following table sets forth AIA’s operating results for the period ended December 31, 2010 as compared to the period ended December 31, 2009.

	Year Ended December 31,
	2010	2009	Change	% change
	(EUR in thousands)
Revenue	€111,114	€108,051	€3,063	3%
Other operating income	349	443	(94)	-21%
Changes in inventories of goods and work in progress	34	0	34
Cost of materials	(67,296)	(67,732)	436	-1%
Staff costs	(21,879)	(18,986)	(2,893)	15%
Depreciation, amortization and impairment losses	(3,971)	(4,917)	946	-19%
Other operating expenses	(9,938)	(10,041)	103	-1%
Net income from operating activities	8,413	6,818	1,595	23%
Finance income	137	100	37	37%
Finance costs	(961)	(1,051)	90	-9%
Net result from financing and investment activities	(824)	(951)	127	-13%
Earnings before income taxes	7,589	5,867	1,722	29%
Income taxes	(2,096)	(1,154)	(942)	82%
Net income for the year	5,493	4,713	780	17%

Overview — AIA consolidated revenues increased from EUR 108,051 thousand in the period ended December 31, 2009 by about 3% to EUR 111,114 thousand in the period ended December 31, 2010. AIA already determined during the preparation of the 2010 half-year financial report that a shift in the revenues of a subsidiary of AIA in the period ended December 31, 2009 affected its revenues in the period ended December 31, 2010 but it did not impact earnings. Absent this shift in revenues, consolidated revenues would have been about 5% higher year-on-year. Although consolidated revenues as of the first half of 2010 still fell short year-on-year, the figure for the full year represents a year-on-year increase. This is reflected in the recovery of the aviation industry that continued into the second half of the year and the resulting positive effects for AIA.

During the period ended December 31, 2010 AIA invested heavily in forward-looking developments and expanded its workforce in connection with the development of new strategic business areas. Consequently, staff costs in the period ended December 31, 2010 for AIA are EUR 21,879 thousand in the reporting period were also substantially higher than in the period ended December 31, 2009 in which it was EUR 18,986 thousand. Earnings in the period ended December 31, 2010 were also impacted by one-time charges incurred in connection with the change in AIA’s Management Board as well as by increased expenses in connection with the introduction of new accounting and consolidation software totaling around EUR 800 thousand. In the period ended December 31, 2010, AIA's operating business generated positive net foreign currency effects of about EUR 9 thousand. This compares to negative net foreign currency effects of EUR 245 thousand in the period ended December 31, 2009.

AIA generated other operating income of EUR 349 thousand in the period ended December 31, 2010 as compared to EUR 443 thousand for the period ended December 31, 2009. It contains positive effects on earnings from the reversal of provisions recognized in prior periods, as well as income from the disposal of non-current assets. The changes in inventories of goods and work in progress in the period ended December 31, 2010 were EUR 34 thousand compared to EUR 0 thousand in the period ended December 31, 2009. This development is due to the ordinary course of business. Cost of materials decreased by 1% in the period ended December 31, 2010 as compared to the period ended December 31, 2009. This decrease represents the result of the execution of measures to optimize the single line items within the cost of materials and resulted in a reduction of the cost of materials in relation to revenues compared to the period ended December 31, 2009. The staff costs of AIA were EUR 21,879 thousand in the period ended December 31, 2010 compared to EUR 18,986 thousand in the period ended December 31, 2009, which corresponds to an increase of approximately 15%. However, the staff costs for the period ended December 31, 2010 financial year contain one-time charges of EUR 489 thousand in severance payments related to the change in AIA’s Management Board at the start of the period ended December 31, 2010.

In the period ended December 31, 2010, depreciation, amortization and impairment losses in AIA were EUR 3,971 thousand as compared to EUR 4,917 thousand for the period ended December 31, 2009. The period ended December 31, 2010 figure includes impairment losses of EUR 141 thousand as compared to EUR 1,696 thousand for the period ended December 31, 2009 on AIA's non-current film assets in the Content segment. EUR 156 thousand in impairment losses were recognized on capitalized development costs for games in the period ended December 31, 2010 compared to EUR 0 thousand in the period ended December 31, 2009. Following the expiration of a customer contract, impairment losses of EUR 195 thousand were recognized on miscellaneous intangible assets for customer databases in the period ended December 31, 2010 that had been capitalized in connection with the acquisition of a German subsidiary of AIA.

The other operating expenses in the period ended December 31, 2010 totaled EUR 9,938 thousand, which is slightly below the period ended December 31, 2009 figure of EUR 10,041 thousand. This means that other operating expenses were not only down in absolute terms but also that the ratio of other operating expenses to revenues also declined slightly. Other operating expenses for the period ended December 31, 2010 contain one-time charges of about EUR 338 thousand in connection with the change in AIA ’s Management Board in early the period ended December 31, 2010 as well as the introduction of new accounting and consolidation software. In the period ended December 31, 2009, the other operating expenses included negative foreign currency effects of EUR 245 thousand. The other operating expenses primarily include rent, travel expenses, marketing expenses and consulting costs.

Impairment — The period ended December 31, 2010 includes impairment losses of EUR 141 thousand as compared to EUR 1,696 thousand for the period ended December 31, 2009 on AIA's non-current film assets in the Content segment. The non-current film assets of AIA originate from the business activities AIA was focusing on before the concentration of the business activities on Inflight Entertainment. This historic business does only play a subordinate role in the present business.

In the period ended December 31, 2010 EUR 156 thousand in impairment losses were recognized on capitalized development costs as compared to EUR 0 thousand for the period ended December 31, 2009 for electronic games that will no longer be pursued.

Following the loss of a large customer in Germany impairment losses of EUR 195 thousand were recognized in the period ended December 31, 2010 on miscellaneous intangible assets. This is related to intangible assets capitalized for customer contracts in the course of the acquisition of a German subsidiary.

Financial result — In the period ended December 31, 2010, AIA generated finance income of EUR 137 thousand as compared to EUR 100 thousand for the period ended December 31, 2009. Finance costs in the same period were EUR 961 thousand as compared to EUR 1,051 thousand for the period ended December 31, 2009.

Income tax expenses — In the period ended December 31, 2010, the income taxes of AIA were EUR 2,096 thousand compared to EUR 1,154 in the period ended December 31, 2009. This increase stems from the increase in pre-tax earnings. Furthermore, withholding tax was introduced in one customer's home country in the period ended December 31, 2010, for which appropriate provisions were recognized for the first time as of December 31, 2010.

Net income — AIA generated net profits of EUR 5,493 thousand in the period ended December 31, 2010 compared to EUR 4,713 in the period ended December 31, 2009, representing an increase of 17%.

Segment analysis

The following table sets forth AIA’s revenues and segment operating income for the period ended December 31, 2010 as compared to the period ended December 31, 2009.

	Year Ended December 31,
	2010	2009	Change	% change
	(EUR in thousand)
Revenues:
CSP	€110,154	€106,945	€3,209	3%
Content	960	1,106	(146)	-13%
Total revenues	111,114	108,051	3,063	3%
Segment operating income:
CSP	9,653	8,491	1,162	14%
Content	159	(126)	285	—
Total segment operating income	9,812	8,365	1,447	17%

Management believes that total segment operating income is an appropriate measure for evaluating the operating performance of AIA’s business segments because it is the primary measure used by AIA’s chief operating decision maker to evaluate the performance and allocate resources within AIA’s businesses. Total segment operating income provides management, investors and equity analysts a measure to analyze operating performance of each of AIA’s business segments and its enterprise value against historical data and competitors’ data, although historical results may not be indicative of future results (as operating performance is highly contingent on many factors, including customer tastes and preferences).

The following table reconciles total segment operating income to income from continuing operations before income tax expense.

	Year Ended December 31,
	2010	2009	Change	% change
	(EUR in thousands)
Total segment operating income	€ 9,812	€ 8,365	€ 1,447	17%
Result, Group holding company AIA AG	(1,378)	(1,492)	114	8%
Result, other non-operating entities	14	96	(82)	(85)%
Consolidation	(36)	(151)	115	76%
Net income from operating activities	8,413	6,818	1,595	23%

AIA’s revenues in the CSP segment increased by 3% for the period ended December 31, 2009 as compared to the period ended December 31, 2010, due to organic growth. This development is reflecting the recovery of the aviation industry that started in 2010 as well as the expansion of business with existing customers. In the period ended December 31, 2010 AIA in the CSP segment ceased supplying a few customers but also gained new customers and obtained long-term renewals of some of its contracts with current customers. During the period ended December 31, 2010 AIA determined a shift in the revenues at the Dutch subsidiary Inflight Productions BV, Amsterdam, The Netherlands, in the 2009 financial year affected its performance in the period ended December 31, 2010 but it did not impact earnings. Had this revenues shift not taken place, revenues in the period ended December 31, 2010 in the CSP segment would have increased by approximately 5%. The operating income in the CSP segment increased by 14% for the period ended December 31, 2010 as compared to the period ended December 31, 2009. This increase is mainly due to the expansion of business with high margins, as well as positive foreign currency effects.

AIA’s revenues in the Content segment decreased by 13% for the period ended December 31, 2010 as compared to the period ended December 31, 2009. In the Content segment, AIA, in concert with its CSP segment, focuses on marketing film distribution rights. The main focus is on all activities associated with the procurement and marketing of content for in-flight entertainment to both the CSP segment of AIA as well as airline passenger companies. Both in the period ended December 31, 2009 and the period ended December 31, 2010 the Content segment was predominately driven by intra group activities within AIA. Activities with third parties were limited and also contained the marketing of film distribution rights related to the activities of AIA before entering into the Inflight Entertainment business. The operating income in the Content segment in the period ended December 31, 2009 was negative due to intercompany transactions and returned positive again in the period ended December 31, 2010.

Liquidity and Capital Resources

Current Financial Condition

AIA’s principal source of liquidity is internally generated operating cash. In addition, AIA can seek to access capital and debt markets subject to market conditions. In the past, AIA predominately funded its acquisitions with capital increases and bank borrowings. As of September 30, 2012 AIA has EUR 9 million in bank borrowings. As of September 30, 2012 AIA was in compliance with all of the covenants of its bank borrowings.

As of September 30, 2012, consolidated assets include EUR 19 million in cash and cash equivalents, of which EUR 12.8 million were held by AIA’s foreign subsidiaries. AIA earns the majority of its income outside Germany. The repatriation of capital to Germany via dividends is the main source of income for AIA. As AIA earns the majority of its income in foreign currencies, the fluctuation of the respective currencies might have a substantial impact on the liquidity position of AIA .

The principal use of cash that affects the liquidity position include the following: purchase of film and content distribution rights; development of electronic games and applications; purchase of technical equipment; acquisition of companies; debt maintenance and related payments; operational expenditures including personnel costs and other operational costs; capital expenditures; income tax payments and dividends.

AIA has evaluated, and expects to continue to evaluate, possible acquisitions of certain businesses. Such transactions may be material and may involve the use of cash payments, AIA’s securities or the assumption of additional indebtness.

Sources and Uses of Cash — Period ended September 30, 2012 vs. period ended September 30, 2011

Net cash provided by operating activities for the period ended September 30, 2012 and the period ended September 30, 2011 was as follows (in thousand):

	For the periods ended September 30,
	2012	2011	Change	% change
	(in EUR thousand, except %)
Net cash provided by operating activities	€ 7,077	€ 3,036	€ 4,041	133%

The substantial increase in net cash provided by operating activities during the period ended September 30, 2012 as compared to the period ended September 30, 2011 was mainly due to the increase in earnings before income taxes.

For the period ended September 30, 2012 the working capital was negatively impacted by the increase of trade receivables, other receivables and prepayments compared to a decrease in trade receivables, other receivables and prepayments in the period ended September 30, 2011. Conversely trade payables and other payables also increased in the period ended September 30, 2012 compared to a substantial decrease of trade payables and other payables in the period ended September 30, 2011, which had a positive impact on the working capital in the period ended September 30, 2012 compared to a substantial negative impact on the working capital in the period ended September 30, 2011. Due to the increase in earnings before income taxes the paid income taxes in the period ended September 30, 2012 were substantial higher that in the period ended September 30, 2012.

Net cash used in investing activities for the period ended September 30, 2012 and the period ended September 30, 2011 was as follows (in thousands):

	For the periods ended September 30,
	2012	2011	Change	% change
	(in EUR thousand, except %)
Net cash provided by investing activities	€(3,740)	€(14,612)	€10,872	(74%)

For the period ended September 30, 2012 AIA generated a cash flow deficit from investing activities of EUR 3,740 thousand. Cash outflows of EUR 569 thousand were attributable to the acquisition of IMDC in the period ended September 30, 2012. Furthermore, AIA received EUR 1,723 thousand from the sale of an apartment owned by its subsidiary IFP as well as a small operational section of IFP. Add to that EUR 1,377 thousand in payments for the acquisition of intangible assets, which mainly contain the capitalized development costs of the Canadian subsidiary, DTI. The cash outflows of EUR 12,800 thousand in connection with the acquisition of the two companies, EIM and Emphasis, constitute the majority of the net cash flow from investing activities in the period ended September 30, 2011.

Net cash (used in) provided by financing activities for the period ended September 30, 2012 and the period ended September 30, 2011 was as follows (in thousands):

	For the periods ended September 30,
	2012	2011	Change	% change
	(in EUR thousand, except %)
Net cash provided by financing activities	€ 1,605	€ 12,077	€ (10,472)	(87%)

Net cash flow from financing activities for the period ended September 30, 2012 was EUR 1,605 thousand. For the period ended September 30, 2012, AIA received EUR 5,515 thousand in cash from the increase in capital in June 2012. Loan payments for the period ended September 30, 2012 totaled EUR 1,690 thousand, and interest payments were EUR 478 thousand. The dividend paid in 2012 for the 2011 financial year was EUR 2,003 thousand. AIA generated EUR 233 thousand from the exercise of stock options. The net cash flow from financing activities for the period ended September 30, 2011 included bank borrowings for EUR 11,314 thousand, driven by bank borrowings totaling EUR 11,000 thousand from UniCredit Bank AG in connection with the acquisition of EIM and Emphasis. In connection with these acquisitions EUR 5,138 thousand were infused into AIA via a capital infusion generated by a capital increase.

Sources and Uses of Cash — 2011 vs. 2010

Net cash provided by operating activities for the periods ended as of December 31, 2011 and 2010 was as follows (in thousands):

	Year Ended December 31,
	2011	2010	Change	% change
	(EUR in thousands)
Net cash provided by operating activities	€ 6,339	€ 9,916	€ 3,577	-36%

The decrease in net cash provided by operation activities during the period ended December 31, 2011 as compared to the period ended December 31, 2010 was due to the decrease in earnings before income taxes as well as movements in deferred taxes and taxes paid. Both effects resulted in a decrease in the net cash flow from operating activities.

In the period ended December 31, 2011 the working capital was positively impacted by a substantial decrease of trade receivables and inventories compared to a lower decrease of trade receivables and inventories in the period ended December 31, 2010. On the other side trade payables and other payables did decrease substantially in the period ended December 31, 2011 compared to an only moderate decrease of trade payables and other payables in the period ended December 31, 2010. In addition the gains from deferred tax assets in the period ended December 31, 2011 were much higher in the period ended December 31, 2011 as compared to the period ended December 31, 2010.

Net cash used in investing activities for the periods ended as of December 31, 2011 and 2010 was as follows (in thousands):

	Year Ended December 31,
	2011	2010	Change	% change
	(EUR in thousands)
Net cash provided by investing activities	€ (16,198)	€ (8,102)	€(8,096)	-100%

In the period ended December 31, 2011 AIA generated negative net cash flow of EUR 16,198 thousand from investing activities (year ended December 31, 2010: EUR 8,102 thousand). The cash outflows of EUR 12,800 thousand in connection with the acquisition of the two companies, EIM and Emphasis, largely constituted the net cash flow from investing activities in the period ended December 31, 2011. The payments for other liabilities concern payments to the sellers for liabilities acquired in connection with the acquisition of EIM. There also had been EUR 851 thousand in payments for acquisitions of intangible assets, which contain the capitalized development costs of AIA’s Canadian subsidiary, DTI.

Net cash (used in) provided by financing activities for the periods ended December 31, 2011 and 2010 was as follows (in thousands):

	Year Ended December 31,
	2011	2010	Change	% change
	(EUR in thousands)
Net cash provided by financing activities	€ 9,800	€ (5,450)	€ 15,250	—

Net cash flow from financing activities in the period ended December 31, 2011 year was EUR 9,800 thousand (years ended December 31, 2010: minus EUR 5,450 thousand). This includes loans for EUR 10,806 thousand (year ended December 31, 2010: EUR 5,293 thousand), mainly the acquisition loan for EUR 11,000 thousand (before transaction costs) from UniCredit Bank AG in connection with the acquisition of EIM and Emphasis. Add to that the cash inflow of EUR 5,179 thousand from the capital increase in 2011 (year ended December 31, 2010: EUR 0 thousand), which was also implemented in connection with the acquisitions. In the period ended December 31, 2011 loan payments totaled EUR 4,072 thousand (year ended December 31, 2010: EUR 8,417 thousand), and interest payments were EUR 643 thousand (year ended December 31, 2010: EUR 876 thousand). The dividend paid in 2011 for the 2010 financial year was EUR 1,740 thousand (years ended December 31, 2010: EUR 1,450 thousand).

Sources and Uses of Cash — Fiscal 2010 vs. Fiscal 2009

Net cash provided by operating activities for the periods ended December 31, 2010 and 2009 was as follows (in thousands):

	Year Ended December 31,
	2010	2009	Change	% change
	(EUR in thousands)
Net cash provided by operating activities	€ 10,143	€ 7,943	€ 2,200	28%

The net cash flow from operating activities in the period ended December 31, 2010 was EUR 10,143 thousand, up substantially from EUR 7,943 thousand in the 2009 financial year mainly due to the increase in earnings before income taxes for the period ended December 31, 2010.

Net cash used in investing activities for the periods ended December 31, 2010 and 2009 was as follows (in thousands):

	Year Ended December 31,
	2010	2009	Change	% change
	(EUR in thousands)
Net cash provided by investing activities	€ (8,329)	€ (5,082)	€ (3,301)	65%

In the period ended December 31, 2010 AIA generated negative net cash flow of EUR 8,329 thousand from investing activities (year ended December 31, 2009: EUR 5,082 thousand). Larger investments of EUR 3,935 thousand in intangible assets (year ended December 31, 2009: EUR 1,718 thousand), particularly internally-generated software, accounted for a substantial portion of the net cash flow from investing activities in the period ended December 31, 2010. There were also cash outflows of EUR 3,710 thousand (year ended December 31, 2009: EUR 2,322 thousand) in retroactive purchase price payments (earn out), which were shown as payments under other financial liabilities.

Net cash (used in) provided by financing activities for the periods ended December 31, 2010 and 2009 was as follows (in thousands):

	Year Ended December 31,
	2010	2009	Change	% change
	(EUR in thousands)
Net cash provided by financing activities	€ (5,450)	€ (4,443)	€ (1,007)	-23%

The net cash flow from financing activities in the period ended December 31, 2010 was EUR 5,450 thousand (year ended December 31, 2009: EUR 4,443 thousand). This contains the loan payments of EUR 3,000 thousand to HypoVereinsbank (year ended December 31, 2009: EUR 2,000 thousand); a payment of EUR 2,607 thousand to HypoVereinsbank for interim financing obtained from it; as well as the partial conversion of the last earn-out installment of EUR 2,531 thousand owed to the sellers of DTI into a loan that was repaid in full in the period ended December 31, 2010. This item also includes the dividend payment of EUR 1,450 thousand for the period ended December 31, 2009 (dividend payment in 2009 for the 2008 financial year: EUR 1,160 thousand).

Debt Instruments

The following table summarizes borrowings and repayments for the periods ended December 31, 2011, 2010 and 2009.

	Year Ended December 31,
	2011	2010	2009	Total
	(EUR in thousands)
Borrowings
Notes due June 2015	11,000	—	—	11,000
Total	11,000	—	—	11,000

	Year Ended December 31,
	2011	2010	2009	Total
	(EUR in thousands)
Repayments
Notes due December 2012	3,000	3,000	2,000	8,000
Notes due March 2014	—	—	—	—
Notes due June 2015	500	—	—	500
Notes due December 2014	29	28	36	93
Notes due August 2013	133	125	117	375
Total	3,662	3,153	2,153	8,968
M&A loan from UniCredit Bank AG

In June 2011, AIA took out an unsecured four-year loan of EUR 11,000 thousand from UniCredit Bank AG, Munich, Germany, to finance a portion of the acquisitions of EIM and Emphasis. The loan is subject to initial repayment of EUR 500 thousand and thereafter regular half-yearly repayments of EUR 1,500 thousand, no prepayment penalties and variable interest based on the six-month Euribor plus 2.35 percent. In June 2011, in order to avoid any exposure to the risk from rising interest rates associated with variable interest obligations, a portion of the variable interest payments was converted into fixed interest obligations by means of interest rate swaps over the term of the loan.

As of September 30, 2012, the non-current portion of the loan amounts to EUR 3,959 thousand and the current portion amounts to EUR 4,901 thousand (December 31, 2011: EUR 7,475 thousand non-current and EUR 2,844 thousand current).

Commitments and Guarantees

AIA has commitments under certain contractual arrangements to make future payments. These firm commitments secure the future rights to various assets and services to be used in the normal course of operations. The following table summarizes AIA’s material firm commitments as of December 31, 2011.

	1 year	2 – 3 years	4 – 5 years	More Than 5 years	Total
	(EUR in thousands)
Operating leases
Buildings	2,062	3,562	1,277	—	6,901
Equipment and vehicles	102	94	37	—	233
Medium-term purchasing contracts	9,635	12,042	217	193	22,088
Interest bearing loans	3,061	8,135	1,481	—	12,677
Trade and other payables	34,272	—	—	—	34,272
Earn-out payments	855	1,238	584	—	2,677
Total	49,987	25,071	3,596	193	78,848

Critical Accounting Policies

An accounting policy is considered to be critical if it is important to AIA’s financial condition and results and if it requires significant judgment and estimates on the part of management in its application. The development and selection of these critical accounting policies have been determined by management of AIA and the related disclosures have been reviewed with the Audit Committee of AIA’s Board of Directors. For AIA’s summary of significant accounting policies, see Note 2 to the consolidated financial statements of AIA.

Revenue Recognition

AIA generates revenue from its customers via different business models. Billing can differ between the models and the airlines. If the billing differs from the revenue recognition, adjustments are made to reflect those differences.

(i) Licensing software

AIA provides software and electronic games and applications to airlines. The airline is billed and revenue recognized when the airline can actually use the respective software after the technical implementation and testing is completed. As the license fee is due on a monthly basis per product per aircraft, no estimates are involved.

(ii) Management fees

AIA focuses on making content available for in-flight entertainment systems and all associated services. The management fees as service part include mainly the selection of the content for the airline for the respective onboard cycle. Revenue is recognized after the service has been rendered and the onboard cycle has started, so no estimates are involved.

(iii) Licensing movie and television content

AIA licenses owned film rights and also sublicenses film rights from broadcast and movie production companies. This revenue stream represents more than half of the total revenues. The airline is billed and revenue recognized at the time the customer’s license period begins (onboard cycle). No significant estimates are involved.

(iv) Technical fees

Technical fees include, for example, fitting movies to airline screens and adding subtitles in different languages. Revenue is recognized when the service has been rendered and the customer can actually use the content. This is the case at the beginning of the onboard cycle. No estimates are involved.

Use of estimates

The preparation of the consolidated financial statements requires the Management Board to make judgments and assumptions, as well as make estimates, that have an impact on AIA’s earnings, expenses, assets and liabilities as well as on the disclosure of its contingent liabilities. The uncertainty associated with these assumptions and estimates, however, may give rise to outcomes that might lead to substantial adjustments to the carrying amounts of the given assets or liabilities in future periods.

Property, Plant and Equipment

Property, plant and equipment are recorded at cost and are depreciated on a straight-line method over the estimated useful lives of such assets. Changes in circumstances, such as technological advances, changes to AIA’s business model or capital strategy, could result in the actual useful lives differing from AIA’s estimates. In those cases, where AIA determines that the useful life of buildings and equipment should be shortened, AIA would depreciate the asset over its revised remaining useful life thereby increasing depreciation expense.

Impairment of non-financial assets

Impairment is the amount by which the carrying amount of an asset or a cash-generating unit exceeds its recoverable amount. The recoverable amount of an asset or a cash-generating unit is the higher of its fair value less costs to sell and its value in use. The fair value less cost to sell is determined based on available data from binding sale agreements in arm’s length transactions between independent partners involving similar assets or observable market prices less the costs directly attributable to the disposal of the asset.

AIA impairment tests goodwill and intangible assets with indefinite useful lives by applying the discounted cash flow method. The cash flows are derived from the financial plan for the next three years; they do not include restructuring measures AIA has not yet undertaken, nor material future investments that will boost the performance of the tested cash-generating unit. The recoverable amount largely depends on the discount rate used when applying the discounted cash flow method as well as on the estimated future cash flows and the growth rates assumed. No impairment charges were recorded as of December 31, 2011 for the cash generating units within the CSP and Content operating segments.

Share-based payment transactions

The costs of awards of equity instruments to employees are measured at the fair value of the given equity instruments at the time they are granted. The valuation technique most suitable to awards of equity instruments shall be used to estimate the fair value of share-based payment transactions; it is contingent on the conditions of the award. This also requires determining key estimates — including, in particular, probable maturity, volatility and dividend yield, as well as relevant assumptions — that flow into this valuation technique.

Development costs

Development costs associated with a single project are capitalized as an intangible asset if the recognition criteria as stated in IAS 38 are met. Initial capitalization of the costs is based on management’s assessment of the extent to which a project’s technical and economic feasibility have been demonstrated; this is usually the case once a product development project has achieved a specific milestone in an existing project management model. Management makes assumptions about the amount of the estimated future cash flows from the project, the discount rates to be used and the period during which AIA expects to receive the expected benefits in the future. The carrying amount of the capitalized development costs, which related solely to the proprietary development work of AIA companies, DTI Software, DTI Solutions Inc., Montreal, Canada, and DTI Software FZ-LLC., Dubai, United Arab Emirates, as of December 31, 2011, was EUR 3,994 thousand (2010: EUR 4,292 thousand).

Recent Accounting Pronouncements

See Note 2 to the consolidated financial statements of AIA for discussion of recent accounting pronouncements.

Quantitative And Qualitative Disclosures About Market Risk

AIA has exposure to several types of market risk: changes in foreign currency exchange rates and interest rates. AIA neither holds nor issues financial instruments for trading purposes.

The following sections provide quantitative information on AIA’s exposure to foreign currency exchange rate risk, interest rate risk and stock price risk. AIA makes use of sensitivity analyses that are inherently limited in estimating actual losses in fair value that can occur from changes in market conditions.

Foreign Currency Exchange Rates

AIA is highly exposed to the change of foreign currency exchange rates. Within AIA, currency risks essentially arise from the fact that both sales to customers and purchasing are largely effected in US dollars while most of the operating companies' fixed costs are incurred in Euros, British pounds and Canadian dollars. If necessary, AIA engages in hedging transactions to counteract direct currency risks. However, it cannot always guarantee that all currency risks have been hedged in full. Severe currency fluctuations could also cause the hedging transactions to fail if agreed thresholds (triggers) are not met or exceeded. AIA therefore cannot fully preclude negative foreign currency effects in the future — some of which might be substantial — due to unforeseen exchange rate fluctuations and/or inaccurate assessments of market developments. At this time, AIA rarely resorts to hedges because of the still rudimentary nature of the system-based data that is available to it for foreign currency management as well as highly volatile foreign exchange rates. But it is also rooted in the fact that the general trend toward a strengthening of the US dollar relative to the euro is advantageous to AIA’s specific foreign currency concerns. AIA continuously monitors all foreign exchange rates relevant to AIA in order to be able to initiate appropriate hedging activities immediately if the current market situation were to change.

There are also intercompany receivables and liabilities such as loans that can generate significant foreign currency effects. Changes in the exchange rates of a number of foreign currencies against the euro, especially the US Dollar and the Canadian Dollar, could lead to the recognition of unrealized foreign exchange losses in some cases, particularly as a result of intercompany transactions. This clearly shows that AIA is exposed to a heightened currency risk in connection with intragroup borrowing owing to the foreign currency sensitivity in severe and unforeseeable exchange rate movements that are consequently difficult to predict. Management started to minimize the impact of intercompany borrowings by reducing the magnitude and quantity of such intercompany borrowings.

Interest Rates

AIA has entered into interest rate swaps to minimize its interest rate risk. AIA swaps the difference between amounts subject to fixed interest rates and variable interest rates with its counterparty at fixed intervals; the difference is determined by reference to a nominal amount stipulated ahead of time. These interest rate swaps hedge the underlying bank borrowings. As of September 30, 2012, taking into consideration interest rate swaps, approximately 60% (December 31, 2011: approx. 59%) of AIA’s bank borrowings were at fixed interest rates. As of the reporting date, AIA was exposed to interest rate risks because EUR 4,500 thousand (December 31, 2011: EUR 5,250 thousand) in interest-bearing loans are subject to variable interest rates.

Credit Risk

Cash and cash equivalents are maintained with several financial institutions. Deposits held with banks may exceed the amount of insurance provided on such deposits. Generally, these deposits may be redeemed upon demand and are maintained with financial institutions of reputable credit and, therefore, bear minimal credit risk.

AIA monitors its positions with, and the credit quality of, the financial institutions which are counterparties to its financial instruments. AIA is exposed to credit loss in the event of nonperformance by the counterparties to the agreements. At September 30, 2012 AIA did not anticipate nonperformance by any of the counterparties.

AIA is exposed to default risks mainly in connection with trade receivables. Sufficient allowances have been recognized to make provisions for the estimated default risk. Receivables are not insured, given the generally good credit ratings of AIA's customers. The maximum default risk is always equivalent to the nominal amount of the receivables less loss allowances. Allowances on assets related to trade receivables amounting to EUR 135 thousand had to be recognized in the reporting period (Prior year’s period: EUR 0). However, the trade receivables do not contain substantial concentrations of individual customers. The other financial liabilities are not exposed to any default risks.

MANAGEMENT AFTER THE BUSINESS COMBINATION

Management and Board of Directors

The following persons are anticipated to be the executive officers and directors of GEAC, which will be renamed “Global Eagle Entertainment Inc.” following the Business Combination:

Name	Age	Position
John LaValle	55	Chief Operating Officer and Director and Chief Executive Officer of Row 44
David M. Davis	46	Chief Financial Officer and Treasurer
Edward L. Shapiro	47	Chairman, Board of Directors
Louis Bélanger-Martin	42	Director and Chief Executive Officer of AIA
Harry E. Sloan	62	Director
Jeff Sagansky	60	Director
Jeffrey A. Leddy	57	Director
Jeffrey E. Epstein	56	Director

John LaValle’s biographical information is set forth in the section entitled “Information About Row 44 — Management” beginning on page 160.

David M. Davis’ biographical information is set forth in the section entitled “Information About Row 44 — Management” beginning on page 160.

Edward L. Shapiro’s biographical information is set forth in the section entitled “Information About Row 44 — Management” beginning on page 162.

Louis Bélanger-Martin’s biographical information is set forth in the section entitled “Information About AIA — Management and Executives of AIA” beginning on page 182.

Harry E. Sloan’s biographical information is set forth in the section entitled “Information About GEAC — Management” beginning on page 141.

Jeff Sagansky’s biographical information is set forth in the section entitled “Information About GEAC — Management” beginning on page 141.

Jeffrey A. Leddy’s biographical information is set forth in the section entitled “Proposal No. 3 — Election of Directors to the Board” beginning on page 110.

Jeffrey E. Epstein’s biographical information is set forth in the section entitled “Proposal No. 3 — Election of Directors to the Board” beginning on page 110.

Classified Board of Directors

In accordance with the Company’ certificate of incorporation, the Company’s board of directors is divided into three classes with staggered three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. Except as otherwise provided by law and subject to the rights of any class or series of preferred stock, vacancies on the Company’ board of directors (including a vacancy created by an increase in the size of the board of directors) may be filled only by the affirmative vote of a majority of the remaining directors. A director elected by the board of directors to fill a vacancy (other than a vacancy created by an increase in the size of the board of directors) serves for the unexpired term of such director’s predecessor in office and until such director’s successor is elected and qualified. A director appointed to fill a position resulting from an increase in the size of the board of directors serves until the next annual meeting of stockholders at which the class of directors to which such director is assigned by the board of directors is to be elected by stockholders and until such director’s successor is elected and qualified. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors.

Upon the consummation of the Business Combination, the Company’ directors will be divided among the three classes as follows:

•	The nominees for Class I directors will be Messrs. Jeffrey A. Leddy and Jeffrey E. Epstein, with initial terms expiring at the Company’s 2015 annual meeting of stockholders;
•	The nominees for Class II directors will be Messrs. Sloan, Sagansky and Shapiro, with initial terms expiring at the 2016 annual meeting of stockholders; and
•	The Class III directors will be Messrs. LaValle and Bélanger-Martin, with terms expiring at the 2014 annual meeting of stockholders.

Independence of the Board of Directors

As required under the rules and regulations of The Nasdaq Stock Market, independent directors must comprise a majority of a listed company’s board of directors. Based upon information requested from and provided by each proposed director concerning his background, employment, and affiliations, including family relationships, the Company has determined that Messrs. Sloan, Sagansky, Leddy, and Epstein, representing four of the Company’ seven proposed directors, do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors will be “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing requirements and rules of Nasdaq.

Committees of the Board of Directors

Effective upon completion of the Business Combination, the Company’ board of directors will establish the following committees: an audit committee, a compensation committee, and a nominating committee. The proposed composition and responsibilities of each committee are described below. Members will serve on these committees until their resignation or until otherwise determined by the Company’ board of directors.

Audit Committee

The Company’ audit committee will oversee the Company’ corporate accounting and financial reporting process, the audit of its financial statements, and its internal control processes. Among other matters, the audit committee will evaluate the Company’ independent auditors’ qualifications, independence, and performance; determine the engagement, retention, and compensation of the independent auditors; review and approve the scope of the annual audit and the audit fee; discuss with management and the independent auditors the results of the annual audit and the review of the Company’ quarterly financial statements, including the disclosures in its annual and quarterly reports to be filed with the SEC; approve the retention of the independent auditors to perform any proposed permissible non-audit services; review the Company’ risk assessment and risk management processes; establish procedures for receiving, retaining and investigating complaints received by the Company’ regarding accounting, internal accounting controls, or audit matters; monitor the rotation of partners of the independent auditors on the Company’ engagement team as required by law; review the Company’ critical accounting policies and estimates; and oversee any internal audit function. Additionally, the audit committee will review and approve related person transactions and review and evaluate, on an annual basis, the audit committee charter and the committee’s performance.

The initial members of the Company’ audit committee will be Messrs. Epstein, Sagansky and Leddy, with Mr. Epstein serving as the chair of the committee. All members of the Company’ audit committee will meet the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq. The Company’ board of directors has determined that Mr. Epstein is an audit committee financial expert as defined under the applicable rules of the SEC and has the requisite financial sophistication as defined under the applicable rules and regulations of Nasdaq. All of the members of the audit committee will be independent directors as defined under the applicable rules and regulations of the SEC and Nasdaq. The audit committee will operate under a written charter that satisfies the applicable standards of the SEC and Nasdaq.

Compensation Committee

The Company’s compensation committee will review and recommend policies relating to compensation and benefits of the Company’ executive officers and employees. The compensation committee will annually review and approve corporate goals and objectives relevant to compensation of the Company’ chief executive officer and other executive officers, evaluate the performance of these officers in light of those goals and objectives, and set the compensation of these officers based on such evaluations. The compensation committee will also administers the issuance of stock options and other awards under the Company’ equity compensation plans. Additionally, the compensation committee will review and evaluate, on an annual basis, the compensation committee charter and the committee’s performance.

The initial members of the Company’s compensation committee will be Messrs. Sloan, Sagansky and Leddy, with Mr. Sloan serving as the chair of the committee. All of the members of the Company’s compensation committee will be independent under the applicable rules and regulations of the SEC, Nasdaq and Section 162(m) of the Internal Revenue Code of 1986, as amended. The compensation committee will operate under a written charter.

Nominating Committee

The Company’s nominating committee will be responsible for making recommendations regarding corporate governance; identification, evaluation and nomination of candidates for directorships; and the structure and composition of the Company’s board of directors and committees thereof. In addition, the nominating committee will oversee the Company’s corporate governance guidelines, approve its committee charters, oversee compliance with its code of business conduct and ethics, contribute to succession planning, review actual and potential conflicts of interest of the Company’s directors and officers other than related person transactions reviewed by the audit committee, and oversee the board of directors self-evaluation process. The Company’s nominating and corporate governance committee will also be responsible for making recommendations regarding non-employee director compensation to the full board of directors. Additionally, the Nominating and Corporation Governance Committee will review and evaluate, on an annual basis, the nominating and corporate governance committee charter and the committee’s performance.

The initial members of the Company’s nominating and corporate governance committee will be Messrs. Sagansky, Sloan and Epstein, with Mr. Sagansky serving as the chair of the committee. All of the members of the Company’ nominating and corporate governance committee will be independent under the applicable rules and regulations of Nasdaq. The nominating and corporate governance committee will operate under a written charter.

Compensation Committee Interlocks and Insider Participation

The Company had no compensation committee during the fiscal year ended December 31, 2011. None of the Company’s executive officers currently serves, nor in the past year has served, as a member of the board of directors or compensation committee (or other board committee performing equivalent functions) of any entity that has one or more executive officers serving on the Company’s board of managers or compensation committee. None of the Company’ proposed executive officers currently serves, nor in the past year has served, as a member of the board of directors or compensation committee (or other board committee performing equivalent functions) of any entity that has one or more executive officers proposed to serve on the Company’ board of directors or compensation committee.

Involvement in Certain Legal Proceedings

The Company is not currently involved in any legal proceedings.

Code of Business Conduct and Ethics

Effective upon the consummation of the Business Combination, the Company will adopt a code of business conduct and ethics that will apply to all of its employees, officers and directors, including those officers responsible for financial reporting. The code of business conduct and ethics will be available after the closing of the Business Combination on the Company’ website at www.eaglentertainment.com. The Company expects that, to the extent required by law, any amendments to the code, or any waivers of its requirements, will be disclosed on its website.

Director Compensation

Following the completion of the Business Combination, the Company’s compensation committee will determine the annual compensation to be paid to the members of the Company’s board of directors.

Executive Compensation

None of our officers or directors has received any compensation for service rendered to us, and it is not expected that any such compensation will be paid prior to the date of the special meeting to which this proxy statement relates.

Employment Agreements

Effective as of the consummation of the Business Combination, GEAC expects to enter into executive employment agreements with certain of its executive officers, including John LaValle and David M. Davis setting forth the terms and conditions of their employment. These employment agreements are subject to review and approval by GEAC’s compensation committee.

GEAC expects to enter into an employment agreement with John LaValle providing for his employment as chief operating officer of GEAC with an annual base salary of $450,000, subject to annual increases as determined by GEAC’s board of directors. Mr. LaValle would also be entitled, upon achieving certain performance goals to be determined by the board of directors, to an annual bonus in the amount determined by the board of directors with a target of 50% and not to exceed 100% of Mr. LaValle’ base salary.

Mr. LaValle would be entitled to receive severance benefits if his employment is terminated by GEAC either by GEAC without “Cause,” as defined in the executive employment agreement, or by Mr. LaValle with “Good Reason,” as defined in the executive employment agreement, subject to execution of a full release in favor of GEAC and its subsidiaries.

GEAC expects to enter into an employment agreement with David M. Davis providing for his employment as chief financial officer with an annual base salary of $425,000 and an annual base salary of $450,000 upon Mr. Davis establishing a permanent residence in Los Angeles, California, subject to annual increases as determined by GEAC’s board of directors. Mr. Davis would also be entitled, upon achieving certain performance goals to be determined by the board of directors, to an annual bonus in the amount determined by the board of directors with a target of 50% and not to exceed 100% of Mr. Davis’ base salary.

Mr. Davis would be entitled to receive severance benefits if his employment is terminated by GEAC either due to Mr. Davis’ failure to establish a permanent residence in Los Angeles, California or without “Cause,” as defined in the executive employment agreement, subject to execution of a full release in favor of GEAC and its subsidiaries.

Closing Date Option Grants

On the closing date of the Business Combination, GEAC expects to grant stock options pursuant to GEAC’s 2013 Equity Incentive Plan to certain of its executive officers, including a stock option to purchase 750,000 shares of common stock of GEAC to each of Mr. Bélanger-Martin and Mr. LaValle and a stock option to purchase 675,000 shares of common stock of GEAC to Mr. Davis. The exercise price per share for these stock options is expected to be equal to the opening price per share of GEAC’s common stock on the closing date of the Business Combination but not less than $10, and the options are expected to vest with respect to 25% of their underlying shares on the first anniversary of the date of grant and with respect to the remaining 75% ratably over the next three years until fully vested. These grants are subject to review and approval by GEAC’s compensation committee.

Discussion and Analysis of Post-Business Combination Compensation Scheme

Overall.  In connection with and following closing of the Business Combination, the Company intends to develop executive compensation packages that are competitive in terms of potential value to its executives, and which are tailored to its unique characteristics and needs within its industry to reward its executives for their roles in creating value for shareholders. We intend to be competitive with other similarly situated companies in our industry following completion of the Business Combination.

Decisions on executive compensation policies and programs will be made by a compensation committee of GEAC’s board of directors. Since that compensation committee will not be established until the closing of the Business Combination, no formal or informal policies or guidelines now exist for allocating compensation between long-term and currently paid out compensation, between cash and non-cash compensation, or among different forms of compensation have been adopted as of the date hereof. The following discussion is based on the present expectations as to the policies and programs to be adopted by the compensation committee. The policies and programs actually adopted will depend on the application of the judgment of the members of the compensation committee and may differ from those reflected in the following discussion.

It is anticipated that the compensation decisions regarding executives will be based on the need to retain and attract individuals with the skills necessary for GEAC to achieve its business objectives, to reward those individuals fairly, and to retain those individuals who continue to perform at or above expectations.

It is also anticipated that compensation for executives will have three primary components — salary, cash incentive bonus and stock-based awards in the form of stock options. These components of executive compensation would be related but distinct. The Company anticipates determining the appropriate level for each compensation component based in part, but not exclusively, on its view of internal equity and consistency, individual performance and other information deemed relevant and timely.

In addition to the guidance provided by its compensation committee, GEAC may utilize the services of independent third parties from time to time in connection with the hiring and compensation awarded to executive employees. This could include subscriptions to executive compensation surveys and other databases.

It is expected that the compensation committee will be charged with performing an annual review of executive officers’ cash compensation and equity holdings to determine whether they provide adequate incentives and motivation to executive officers and whether they adequately compensate the executive officers relative to comparable officers in other companies.

Benchmarking of Cash and Equity Compensation.  We expect that the compensation committee will stay apprised of the cash and equity compensation practices of publicly held companies in related industries through data obtained from such companies’ public reports and from other resources. It is expected that any companies chosen for inclusion in any benchmarking group would have business characteristics comparable to GEAC following the closing of the Business Combination, including one or more of the following: revenues, financial growth metrics, stage of development, employee headcount and market capitalization. While benchmarking may not always be appropriate as a stand-alone tool for setting compensation due to the aspects of the post-acquisition business and objectives that may be unique to GEAC. We expect gathering this information will be an important part of the compensation-related decision-making process.

Compensation Components.

Base Salary.  It is expected that executive base salaries will be set at levels generally comparable with those of executives in similar positions and with similar responsibilities at comparable companies as necessary to motivate executives to meet corporate goals. It is anticipated that base salaries will generally be reviewed annually, subject to terms of any employment agreements.

Annual Bonuses.  GEAC intends to utilize cash incentive bonuses for executives to focus them on achieving key operational and financial objectives within a yearly time horizon. It expects that, near the beginning of each year, the compensation committee, subject to the terms of any applicable employment agreements, will determine performance parameters for appropriate executives. It also expects that, at the end of each year, the compensation committee will determine the level of achievement for each corporate goal.

It is anticipated that the performance parameters for eligibility to receive cash bonuses under the terms of any employment agreements to be executed following the consummation of the acquisition will be set by the compensation committee each year, within 45 days of approval of such year’s annual budget.

Equity Awards.  GEAC also intends to use stock options and other stock-based awards to reward long-term performance. GEAC believes that providing a meaningful portion of an executive’s total compensation package in stock options and other stock-based awards will align the incentives of its executives with the interests of shareholders and with GEAC’s long-term success and will serve to retain, motivate and adequately award the executives.

Equity awards will be granted through the Incentive Plan, which has been adopted by GEAC’s board and is being submitted to our stockholders for approval at the special meeting. For a description of the Incentive Plan, please see the section of this proxy statement entitled “Proposal No. 4 — Approval and Adoption of the

Global Eagle Entertainment Inc. 2013 Equity Incentive Plan” beginning on page 113. Additionally, a copy of the Incentive Plan is attached to this proxy statement as Annex D. All employees, directors, officers and consultants will be eligible to participate in the Incentive Plan.

Severance Benefits.  In addition to the anticipated agreements with Messrs. LaValle and Davis, GEAC may enter into new employment agreements with other of its executive officers following consummation of the Business Combination. Any new employment agreements, which will be subject to compensation committee approval, may provide severance benefits that are greater than those described below under “Potential Payments on Termination or Change-in-Control”.

Other Compensation.  It is currently anticipated that GEAC will establish and maintain various employee benefit plans, including medical, dental, life insurance and 401(k) plans.

Deductibility of Executive Compensation/ Code Section 162(m).  At this time, it is anticipated that one or more executive officer’s annual compensation may exceed $1.0 million. Code Section 162(m) (as interpreted by IRS Notice 2007-49) denies a federal income tax deduction for certain compensation in excess of $1.0 million per year paid to the chief executive officer and the three other most highly-paid executive officers (other than a company’s chief executive officer and chief financial officer) of a publicly-traded corporation. Certain types of compensation, including compensation based on performance criteria that are approved in advance by stockholders, are excluded from the deduction limit. GEAC’s policy is to qualify compensation paid to our executive officers for deductibility for federal income tax purposes to the extent feasible. However, to retain highly skilled executives and remain competitive with other employers, the compensation committee may authorize compensation that would not be deductible under Section 162(m) or otherwise if it determines that such compensation is in the best interests of GEAC and its stockholders.

Accounting Considerations.  Any equity compensation expense will be accounted for in accordance with Financial Accounting Standards Board Codification 718, “Compensation — Stock Compensation”, which requires the measurement and recognition of compensation expense for all equity awards made to employees and directors based on the estimated grant date fair value of the award. The value of the portion of the award that is ultimately expected to vest is recognized as expense over the requisite service periods in the Company’s statement of operations.

DESCRIPTION OF SECURITIES

The following summary of the material terms of the Company’s securities following the Business Combination is not intended to be a complete summary of the rights and preferences of such securities. We urge you to read our proposed certificate in its entirety for a complete description of the rights and preferences of the Company’s securities following the Business Combination. The proposed certificate is described in “Proposal No. 2 — Approval of the Second Amended and Restated Certificate of Incorporation” beginning on page 105 and the full text of the proposed certificate is attached as Annex C to this proxy statement.

Authorized and Outstanding Stock

The proposed certificate authorizes the issuance of 401,000,000 shares, consisting of 375,000,000 shares of common stock, $0.0001 par value per share, 25,000,000 shares of non-voting common stock, $0.0001 par value per share, and 1,000,000 shares of undesignated preferred stock, $0.0001 par value. The outstanding shares of our common stock are, and the shares of GEAC common stock issued in the Business Combination will be, duly authorized, validly issued, fully paid and non-assessable. As of the record date for the special meeting, there were 23,161,585 shares of GEAC common stock outstanding, held of record by five holders of common stock and one holder of units.

Common Stock

The proposed certificate, which we will adopt if the Certificate Proposal is approved, provides that, except with respect to voting rights and conversion rights applicable to the non-voting common stock, the common stock and non-voting common stock will have identical rights, powers, preferences and privileges.

Voting Power

Except as otherwise required by law or as otherwise provided in any certificate of designation for any series of preferred stock, the holders of common stock possess all voting power for the election of our directors and all other matters requiring stockholder action. Holders of common stock are entitled to one vote per share on matters to be voted on by stockholders. Holders of non-voting common stock will have no voting power and no right to participate in any meeting of stockholders or to receive notice thereof, except as required by applicable law and except that any action that would adversely affect the rights of the non-voting common stock relative to the common stock with respect to the modification of the terms of the securities or dissolution will require the approval of the non-voting common stock voting separately as a class. Except as otherwise provided by law, applicable stock exchange rules, our certificate of incorporation or our bylaws or in respect of the election of directors, all matters to be voted on by our stockholders must be approved by a majority of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote on the subject matter. In the case of an election of directors, where a quorum is present a plurality of the votes cast will be sufficient to elect each director.

Conversion of Non-Voting Common Stock

Any share of non-voting common stock will convert into one fully paid and non-assessable share of common stock immediately upon the earlier to occur of (i) the delivery of written notice by the holder of such share to our transfer agent of the holder’s election to convert such share into a share of common stock, provided that such election cannot be made until on or after October 31, 2013, or (ii) the sale or transfer of such share by the holder to any person other than PAR or any person if the ownership of such share by such person would result in PAR having beneficial ownership of such shares within the meaning of Rule 13d-3 promulgated under the Exchange Act. When shares of non-voting common stock have been converted to common stock, such shares will be cancelled and will become authorized but unissued shares of non-voting common stock.

Dividends

Holders of common stock and non-voting common stock will be equally entitled to receive such dividends, if any, as may be declared from time to time by our Board of Directors in its discretion out of funds legally available therefor. In no event will any stock dividends or stock splits or combinations of stock be declared or made on common stock or non-voting common stock unless the shares of common stock and non-voting common stock at the time outstanding are treated equally and identically, provided that, in the event of a dividend of common stock or non-voting common stock, shares of non-voting common stock shall only be entitled to receive shares of non-voting common stock and shares of common stock shall only be entitled to receive shares of common stock.

Liquidation, Dissolution and Winding Up

In the event of our voluntary or involuntary liquidation, dissolution, distribution of assets or winding-up, the holders of the common stock and non-voting common stock will be entitled to receive an equal amount per share of all of our assets of whatever kind available for distribution to stockholders, after the rights of the holders of the preferred stock have been satisfied.

Corporate Transactions

In the event that any consideration is paid or distributed our stockholders or any shares of our capital stock are converted into any other form of consideration in connection with (i) any sale, lease, transfer, exclusive license, exchange or other disposition of any material portion of our property and assets (or any material portion of the property and assets of any of our direct or indirect subsidiaries, (ii) any merger, consolidation, business combination or other similar transaction involving us or any of our direct or indirect subsidiaries with any other entity, or (iii) any recapitalization, liquidation, dissolution or other similar transaction involving us or any of our direct or indirect subsidiaries, then the shares of common stock and non-voting common stock will be treated equally, identically and ratably on a per share basis with respect to any such consideration or distribution or conversion.

Preemptive or Other Rights

Our stockholders have no preemptive or other subscription rights and there are no sinking fund or redemption provisions applicable to our common stock or non-voting common stock.

Election of Directors

Our board of directors is divided into three classes, each of which will generally serve for a term of three years with only one class of directors being elected in each year. There is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of the shares voted for the election of directors can elect all of the directors. Our stockholders are entitled to receive ratable dividends when, as and if declared by the board of directors out of funds legally available therefor.

Common Stock Prior to the Business Combination

We are providing stockholders with the opportunity to redeem their shares upon the consummation of the Business Combination at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest but net of franchise and income taxes payable, divided by the number of then outstanding public shares, subject to the limitations described herein. The GEAC founders have agreed to waive their redemption rights with respect to their founder shares and public shares in connection with the Business Combination.

We will consummate the Business Combination only if a majority of the outstanding shares of common stock voted at the special meeting are voted in favor of the Business Combination Proposal. However, the participation of our Sponsor, officers, directors, advisors or their affiliates in privately-negotiated transactions (as described in this proxy statement), if any, could result in the approval of the Business Combination even if a majority of the stockholders vote, or indicate their intention to vote, against the Business Combination.

The GEAC founders have agreed to vote their founder shares in accordance with the majority of the votes cast by the public stockholders on the Business Combination Proposal and to vote any public shares purchased in favor of the Business Combination. The GEAC founders do not currently hold any public shares. Public stockholders may elect to redeem their public shares whether they vote for or against the Business Combination.

Pursuant to our amended and restated certificate of incorporation, if we are unable to consummate a business combination by February 18, 2013, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest but net of franchise and income taxes payable (less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and subject to the requirement that any refund of income taxes that were paid from the trust account which is received after such redemption shall be distributed to the former public stockholders, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and its board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. The GEAC founders have agreed to waive their redemption rights with respect to their founder shares if the Company fails to consummate a business combination by February 18, 2013. However, the founders and any of our officers, directors or affiliates who acquired public shares in or after the initial public offering are entitled to redemption rights with respect to such public shares if the Company fails to consummate the business combination within the required time period.

In the event of a liquidation, dissolution or winding up of the Company after the Business Combination, our stockholders are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision is made for each class of stock, if any, having preference over the common stock. Our stockholders have no preemptive or other subscription rights. There are no sinking fund provisions applicable to the common stock, except that we will provide stockholders with the opportunity to redeem their shares of our common stock for cash equal to their pro rata share of the aggregate amount then on deposit in the trust account, including interest but net of any franchise and income taxes payable, upon the consummation of an initial business combination, subject to the limitations described herein.

Founder Shares

The founder shares are identical to the shares of common stock sold in our initial public offering, and holders of these shares have the same stockholder rights as public stockholders, except that (i) the founder shares are held in escrow and will be released only upon the occurrence of certain events, as described in more detail below, and (ii) holders of the founder shares have agreed (A) to waive their redemption rights with respect to their founder shares and public shares in connection with the consummation of a business combination and (B) to waive their redemption rights with respect to their founder shares if the Company fails to consummate a business combination by February 18, 2013, although they will be entitled to redemption rights with respect to any public shares they hold if the Company fails to consummate a business combination within such time period. The founders have agreed to vote their founder shares in accordance with the majority of the votes cast by the public stockholders and to vote any public shares purchased during or after the offering in favor of our initial business combination.

Upon consummation of our initial public offering, the founder shares were placed into a segregated escrow account maintained by American Stock Transfer & Trust Company, LLC acting as escrow agent. While in escrow, the founder shares are not transferable, other (a) to our officers or directors, any affiliates or family members of any of our officers or directors, any members of our sponsor, or any affiliates of our sponsor, (b) by gift to a member of one of the members of our sponsor’s immediate family or to a trust, the beneficiary of which is a member of one of the members of our sponsor’s immediate family, an affiliate of our sponsor or to a charitable organization; (c) by virtue of laws of descent and distribution upon death of one of the members of our Sponsor; (d) pursuant to a qualified domestic relations order; (e) by virtue of the laws of the state of Delaware or our Sponsor’s limited liability company agreement upon dissolution of our Sponsor; (f) in the event of our liquidation prior to our completion of our initial business combination; or (g) in the event of our completion of a liquidation, merger, stock exchange or other similar transaction which results in all of our stockholders having the right to exchange their shares of common stock for cash, securities or other property subsequent to our completion of our initial business combination; provided, however, that these permitted transferees must enter into a written agreement agreeing to be bound by these transfer restrictions. The founder shares will be released from escrow on the earlier of (x) one year after the completion of our initial business combination or earlier if, subsequent to our business combination, the last sales price of our common stock equals or exceed $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination, or (y) the date on which we complete a liquidation, merger, stock exchange or other similar transaction after our initial business combination that results in all of our stockholders having the right to exchange their shares of common stock for cash, securities or other property.

With certain limited exceptions, the founder shares are not transferable, assignable or salable (except to the Company’s officers and directors and other persons or entities affiliated with the holders of these shares, each of whom will be subject to the same transfer restrictions) until the earlier of (i) one year after the completion of the Business Combination or earlier if, subsequent to the Business Combination, the last sales price of our common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Business Combination, or (ii) the date on which the Company consummates a liquidation, merger, stock exchange or other similar transaction after the Business Combination that results in all of our stockholders having the right to exchange their shares of common stock for cash, securities or other property.

Preferred Stock

Our amended and restated certificate of incorporation currently provides, and the proposed certificate will provide, that shares of preferred stock may be issued from time to time in one or more series. Our board of directors is authorized to fix the voting rights, if any, designations, powers, preferences, the relative, participating, optional or other special rights and any qualifications, limitations and restrictions thereof, applicable to the shares of each series. The board of directors is able to, without stockholder approval, issue preferred stock with voting and other rights that could adversely affect the voting power and other rights of the holders of the common stock and could have anti-takeover effects. The ability of our board of directors to issue preferred stock without stockholder approval could have the effect of delaying, deferring or preventing a change of control of the Company or the removal of existing management. The Company has no preferred stock outstanding at the date hereof. Although we do not currently intend to issue any shares of preferred stock, we cannot assure you that we will not do so in the future. No shares of preferred stock are being issued in connection with in the Business Combination.

Warrants

Public Warrants

Each warrant entitles the registered holder to purchase one share of GEAC common stock at a price of $11.50 per share, subject to adjustment as discussed below, at any time commencing on the later of one year from the closing of the initial public offering or 30 days after the completion of an initial business combination. The warrants will expire five years after the completion of the Business Combination, at 4:30 p.m., New York time, or earlier upon redemption or liquidation.

We are not obligated to deliver any shares of common stock pursuant to the exercise of a warrant and have no obligation to settle such warrant exercise unless a registration statement under the Securities Act with respect to the shares of common stock underlying the warrants is effective and a prospectus relating thereto is current, subject to the Company satisfying its obligations described below with respect to registration. No warrant is exercisable and we are not obligated to issue shares of common stock upon exercise of a warrant unless common stock issuable upon such warrant exercise has been registered, qualified or deemed to be exempt under the securities laws of the state of residence of the registered holder of the warrants. In the event that the conditions in the two immediately preceding sentences are not satisfied with respect to a warrant, the holder of such warrant will not be entitled to exercise such warrant and such warrant may have no value and expire worthless. In no event will the Company be required to net cash settle any warrant.

We have agreed that as soon as practicable, but in no event later than fifteen (15) business days, after the closing of the Business Combination, we will use our best efforts to file with the SEC a registration statement for the registration, under the Securities Act, of the shares of common stock issuable upon exercise of the warrants, and we will use our best efforts to take such action as is necessary to register or qualify for sale, in those states in which the warrants were initially offered by us, the shares of common stock issuable upon exercise of the warrants, to the extent an exemption is not available. We will use our best efforts to cause the same to become effective and to maintain the effectiveness of such registration statement under the Securities Act, and a current prospectus relating thereto, until the expiration of the warrants in accordance with the provisions of the warrant agreement. In addition, the Company will be obligated to use its best efforts to register the shares of common stock issuable upon exercise of a warrant under the blue sky laws of the states of residence of the exercising warrant holder to the extent an exemption is not available.

If any such registration statement is not effective on the 60th business day following the closing of the Business Combination or afterward, holders of the warrants will have the right, during the period beginning on the 61st business day after the closing of the Business Combination and ending upon such registration statement being declared effective by the SEC, and during any other period when the Company fails to maintain an effective registration statement covering the shares of common stock issuable upon exercise of the warrants, to exercise such warrants on a “cashless basis,” by exchanging the warrants (in accordance with Section 3(a)(9) of the Securities Act or another exemption) for that number of shares of common stock equal to the quotient obtained by dividing (x) the product of the number of shares of common stock underlying the warrants, multiplied by the difference between the warrant exercise price and the “fair market value” by (y) the fair market value. For this purpose, “fair market value” means the volume weighted average price of common stock as reported during the ten (10) trading day period ending on the trading day prior to the date that notice of exercise is received by the warrant agent from the holder of such warrants or the Company’s securities broker or intermediary.

Once the warrants become exercisable, we may call the warrants for redemption:

•	in whole and not in part;
•	at a price of $0.01 per warrant;
•	upon not less than 30 days’ prior written notice of redemption (the “30-day redemption period”) to each warrant holder; and
•	if, and only if, the last reported sale price of the common stock equals or exceeds $18.00 per share for any 20 trading days within a 30 trading day period ending three business days before the Company sends the notice of redemption to the warrant holders.

We will not redeem the warrants unless an effective registration statement covering the shares of common stock issuable upon exercise of the warrants is current and available throughout the 30-day redemption period.

We established the last of the redemption criterion discussed above to prevent a redemption call unless there is at the time of the call a significant premium to the warrant exercise price. If the foregoing conditions are satisfied and the Company issues a notice of redemption of the warrants, each warrant holder will be entitled to exercise his, her or its warrant prior to the scheduled redemption date. However, the price of the common stock may fall below the $18.00 redemption trigger price as well as the $11.50 warrant exercise price after the redemption notice is issued.

If the Company calls the warrants for redemption as described above, we will have the option to require any holder that wishes to exercise his, her or its warrant to do so on a “cashless basis.” If the Company takes advantage of this option, all holders of warrants would pay the exercise price by surrendering his, her or its warrants for that number of shares of common stock equal to the quotient obtained by dividing (x) the product of the number of shares of common stock underlying the warrants, multiplied by the difference between the exercise price of the warrants and the “fair market value” by (y) the fair market value. For this purpose, the “fair market value” shall mean the average reported last sale price of the common stock for the 10 trading days ending on the third trading day prior to the date on which the notice of redemption is sent to the holders of warrants. If we take advantage of this option, the notice of redemption will contain the information necessary to calculate the number of shares of common stock to be received upon exercise of the warrants, including the “fair market value” in such case. Requiring a cashless exercise in this manner will reduce the number of shares to be issued and thereby lessen the dilutive effect of a warrant redemption. The Company believes that this feature is an attractive option if the Company does not need the cash from the exercise of the warrants after the Business Combination. If the Company calls the warrants for redemption and does not take advantage of this option, members of the Sponsor and their permitted transferees would still be entitled to exercise their sponsor warrants for cash or on a cashless basis using the same formula described above that other warrant holders would have been required to use had all warrant holders been required to exercise their warrants on a cashless basis, as described in more detail below.

A holder of a warrant may notify the Company in writing in the event it elects to be subject to a requirement that such holder will not have the right to exercise such warrant, to the extent that after giving effect to such exercise, such person (together with such person’s affiliates), to the warrant agent’s actual knowledge, would beneficially own in excess of 9.8% of the shares of the Company’s common stock outstanding immediately after giving effect to such exercise.

If the number of outstanding shares of common stock is increased by a stock dividend payable in shares of common stock, or by a split-up of shares of common stock or other similar event, then, on the effective date of such stock dividend, split-up or similar event, the number of shares of common stock issuable on exercise of each warrant will be increased in proportion to such increase in the outstanding shares of common stock. A rights offering to holders of common stock entitling holders to purchase shares of common stock at a price less than the fair market value will be deemed a stock dividend of a number of shares of common stock equal to the product of (i) the number of shares of common stock actually sold in such rights offering (or issuable under any other equity securities sold in such rights offering that are convertible into or exercisable for common stock) multiplied by (ii) the quotient of (x) the price per share of common stock paid in such rights offering divided by (y) the “fair market value”. For these purposes (i) if the rights offering is for securities convertible into or exercisable for common stock, in determining the price payable for common stock, there will be taken into account any consideration received for such rights, as well as any additional amount payable upon exercise or conversion and (ii) for this purpose “fair market value” means the volume weighted average price of common stock as reported during the ten (10) trading day period ending on the trading day prior to the first date on which the shares of common stock trade on the applicable exchange or in the applicable market, regular way, without the right to receive such rights.

In addition, if at any time while the warrants are outstanding and unexpired, the Company pays a dividend or makes a distribution in cash, securities or other assets to the holders of common stock on account of such shares of common stock (or other shares of capital stock for which the warrants are exercisable), other than (a) as described above, (b) certain ordinary cash dividends, (c) to satisfy the redemption rights of the holders of common stock in connection with a proposed initial business combination, or (d) in connection with the redemption of the public shares upon the Company’s failure to consummate an initial business combination, then the warrant exercise price will be decreased, effective immediately after the effective date of such event, by the amount of cash and/or the fair market value of any securities or other assets paid on each share of common stock in respect of such event.

If the number of outstanding shares of common stock is decreased by a consolidation, combination, reverse stock split or reclassification of shares of common stock or other similar event, then, on the effective date of such consolidation, combination, reverse stock split, reclassification or similar event, the number of shares of common stock issuable on exercise of each warrant will be decreased in proportion to such decrease in outstanding shares of common stock.

Whenever the number of shares of common stock purchasable upon the exercise of the warrants is adjusted, as described above, the warrant exercise price will be adjusted by multiplying the warrant exercise price immediately prior to such adjustment by a fraction (x) the numerator of which will be the number of shares of common stock purchasable upon the exercise of the warrants immediately prior to such adjustment, and (y) the denominator of which will be the number of shares of common stock so purchasable immediately thereafter.

In case of any reclassification or reorganization of the outstanding shares of common stock (other than those described above or that solely affects the par value of such shares of common stock), or in the case of any merger or consolidation of us with or into another corporation (other than a consolidation or merger in which we are the continuing corporation and that does not result in any reclassification or reorganization of our outstanding shares of common stock), or in the case of any sale or conveyance to another corporation or entity of the assets or other property of us as an entirety or substantially as an entirety in connection with which we are dissolved, the holders of the warrants will thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in the warrants and in lieu of the shares of our common stock immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, the kind and amount of shares of stock or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or transfer, that the holder of the warrants would have received if such holder had exercised their warrants immediately prior to such event. The warrant agreement provides for certain modifications to what holders of warrants will have the right to purchase and receive upon the occurrence of certain events, and that if more than 30% of the consideration receivable by the holders of common stock in the applicable event is payable in the form of common stock in the successor entity that is not listed for trading on a national securities exchange or on the OTC Bulletin Board, or is not to be so listed for trading immediately following such event, then the warrant exercise price will be reduced in accordance with a formula specified in the warrant agreement.

The warrants have been issued in registered form under a warrant agreement between American Stock Transfer & Trust Company, LLC, as warrant agent, and us. You should review a copy of the warrant agreement, which is filed as an exhibit to the registration statement pertaining to our initial public offering, for a complete description of the terms and conditions applicable to the warrants.

The warrants may be exercised upon surrender of the warrant certificate on or prior to the expiration date at the offices of the warrant agent, with the exercise form on the reverse side of the warrant certificate completed and executed as indicated, accompanied by full payment of the exercise price (or on a cashless basis, if applicable), by certified or official bank check payable to us, for the number of warrants being exercised. The warrant holders do not have the rights or privileges of holders of common stock and any voting rights until they exercise their warrants and receive shares of common stock. After the issuance of shares of common stock upon exercise of the warrants, each holder will be entitled to one vote for each share held of record on all matters to be voted on by stockholders.

No fractional shares will be issued upon exercise of the warrants. If, upon exercise of the warrants, a holder would be entitled to receive a fractional interest in a share, we will, upon exercise, round up to the nearest whole number the number of shares of common stock to be issued to the warrant holder.

Sponsor Warrants

The sponsor warrants (including the common stock issuable upon exercise of the sponsor warrants) were deposited into a segregated escrow account maintained by American Stock Transfer & Trust Company, LLC acting as escrow agent, and will not be released until 30 days after the completion of the Business Combination. While in escrow, the sponsor warrants will not be transferable, other than (a) to our officers or directors, any affiliates or family members of any of our officers or directors, any members of our sponsor, or any affiliates of our sponsor, (b) by gift to a member of one of the members of our sponsor’s immediate family or to a trust, the beneficiary of which is a member of one of the members of our sponsor’s immediate family, an affiliate of our sponsor or to a charitable organization; (c) by virtue of laws of descent and distribution upon death of one of the members of our Sponsor; (d) pursuant to a qualified domestic relations order; (e) by virtue of the laws of the state of Delaware or our Sponsor’s limited liability company agreement upon dissolution of our Sponsor; (f) in the event of our liquidation prior to our completion of our initial business combination; or (g) in the event of our completion of a liquidation, merger, stock exchange or other similar transaction which results in all of our stockholders having the right to exchange their shares of common stock for cash, securities or other property subsequent to our completion of our initial business combination; provided, however, that these permitted transferees must enter into a written agreement agreeing to be bound by these transfer restrictions. The sponsor warrants are not redeemable by us so long as they are held by the sponsor or its permitted transferees. Otherwise, the sponsor warrants have terms and provisions that are identical to those of the public warrants, except that such warrants may be exercised by the holders on a cashless basis. If the sponsor warrants are held by holders other than the sponsor or its permitted transferees, the sponsor warrants will be redeemable by us and exercisable by the holders on the same basis as the public warrants.

If holders of the sponsor warrants elect to exercise them on a cashless basis, they would pay the exercise price by surrendering his, her or its warrants for that number of shares of common stock equal to the quotient obtained by dividing (x) the product of the number of shares of common stock underlying the warrants, multiplied by the difference between the exercise price of the warrants and the “fair market value” (defined below) by (y) the fair market value. The “fair market value” means the average reported last sale price of the common stock for the 10 trading days ending on the third trading day prior to the date on which the notice of warrant exercise is sent to the warrant agent. The reason that we have agreed that these warrants will be exercisable on a cashless basis so long as they are held by our sponsor or its affiliates and permitted transferees is because it is not known at this time whether they will be affiliated with us following a business combination. If they remain affiliated with us, their ability to sell our securities in the open market will be significantly limited. We expect to have policies in place that prohibit insiders from selling our securities except during specific periods of time. Even during such periods of time when insiders will be permitted to sell our securities, an insider cannot trade in our securities if he or she is in possession of material non-public information. Accordingly, unlike public stockholders who could exercise their warrants and sell the shares of common stock received upon such exercise freely in the open market in order to recoup the cost of such exercise, the insiders could be significantly restricted from selling such securities. As a result, we believe that allowing the holders to exercise such warrants on a cashless basis is appropriate.

Registration Rights

Upon consummation of the Business Combination, we will enter into an amended and restated registration rights agreement with respect to the founder shares, shares of our common stock underlying the sponsor warrants, the shares of our voting common stock (including shares of voting common stock issuable upon conversion of non-voting common stock) that we will issue under the Row 44 Merger Agreement, the AIA Stock Purchase Agreement and the Backstop Agreement, which securities we collectively refer to as “registrable securities”. This registration rights agreement amends and restates entirely the registration rights agreement we entered into in connection with our initial public offering. Under this agreement, we have agreed to file a registration statement with the SEC within seven (7) business days after the Business Combination covering the resale of the registrable securities. Holders of (i) a majority of the founder shares, (ii) a majority of the shares issued to PAR and its affiliates under the Row 44 Merger Agreement, the AIA Stock Purchase Agreement and the Backstop Agreement, or (iii) at least 10,000,000 of the registrable securities will also be entitled to require the Company to undertake an underwritten public offering of all or a portion of the registrable securities pursuant to an effective registration statement, no more than once during any six month period, so long as the estimated market value of the registrable securities to be sold in such offering is at least $10,000,000. Holders of registrable securities will also have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the Business Combination.

Dividends

We have not paid any cash dividends on our common stock to date and do not intend to pay cash dividends prior to the completion of the Business Combination. The payment of cash dividends following the Business Combination will be dependent upon our revenues and earnings, capital requirements and general financial condition, and will be within the discretion of the board of directors at such time. We are not currently contemplating and do not anticipate declaring any dividends in the foreseeable future.

Certain Anti-Takeover Provisions of Delaware Law

We are subject to the provisions of Section 203 of the DGCL regulating corporate takeovers. This statute prevents certain Delaware corporations, under certain circumstances, from engaging in a “Merger” with:

•	a stockholder who owns 15% or more of our outstanding voting stock (otherwise known as an “interested stockholder”);
•	an affiliate of an interested stockholder; or
•	an associate of an interested stockholder, for three years following the date that the stockholder became an interested stockholder.

A “Merger” includes a merger or sale of more than 10% of our assets. However, the above provisions of Section 203 do not apply if:

•	Our board of directors approves the transaction that made the stockholder an “interested stockholder,” prior to the date of the transaction;
•	after the completion of the transaction that resulted in the stockholder becoming an interested stockholder, that stockholder owned at least 85% of our voting stock outstanding at the time the transaction commenced, other than statutorily excluded shares of common stock; or
•	on or subsequent to the date of the transaction, the Row 44 Merger is approved by our board of directors and authorized at a meeting of its stockholders, and not by written consent, by an affirmative vote of at least two-thirds of the outstanding voting stock not owned by the interested stockholder. Securities Eligible for Future Sale

Rule 144

Pursuant to Rule 144, a person who has beneficially owned restricted shares of our common stock or warrants for at least six months would be entitled to sell their securities provided that (i) such person is not deemed to have been one of our affiliates at the time of, or at any time during the three months preceding, a sale and (ii) we are subject to the Exchange Act periodic reporting requirements for at least three months before the sale and have filed all required reports under Section 13 or 15(d) of the Exchange Act during the 12 months (or such shorter period as we were required to file reports) preceding the sale.

Persons who have beneficially owned restricted shares of our common stock or warrants for at least six months but who are our affiliates at the time of, or at any time during the three months preceding, a sale, would be subject to additional restrictions, by which such person would be entitled to sell within any three-month period only a number of securities that does not exceed the greater of:

•	1% of the total number of shares of common stock then outstanding; or
•	the average weekly reported trading volume of the common stock during the four calendar weeks preceding the filing of a notice on Form 144 with respect to the sale.

Sales by our affiliates under Rule 144 are also limited by manner of sale provisions and notice requirements and to the availability of current public information about us.

Restrictions on the Use of Rule 144 by Shell Companies or Former Shell Companies

Rule 144 is not available for the resale of securities initially issued by shell companies (other than business combination related shell companies) or issuers that have been at any time previously a shell company. However, Rule 144 also includes an important exception to this prohibition if the following conditions are met:

•	the issuer of the securities that was formerly a shell company has ceased to be a shell company;
•	the issuer of the securities is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act;
•	the issuer of the securities has filed all Exchange Act reports and material required to be filed, as applicable, during the preceding 12 months (or such shorter period that the issuer was required to file such reports and materials), other than Form 8-K reports; and
•	at least one year has elapsed from the time that the issuer filed current Form 10 type information with the SEC reflecting its status as an entity that is not a shell company.

As of the date of this proxy statement, we had 23,161,585 shares of common stock outstanding. Of these shares, the 18,992,500 shares sold in our initial public offering are freely tradable without restriction or further registration under the Securities Act, except for any shares purchased by one of our affiliates within the meaning of Rule 144 under the Securities Act. All of the remaining 4,169,085 shares and all 7,000,000 sponsor warrants are restricted securities under Rule 144, in that they were issued in private transactions not involving a public offering. Similarly, the shares of our common stock we will issue in the Business Combination will be restricted securities for purposes of Rule 144.

As of the date of this proxy statement, there are a total of 25,992,500 warrants to purchase shares of GEAC common stock outstanding, including 7,000,000 sponsor warrants. Each warrant is exercisable for one share of our common stock, in accordance with the terms of the warrant agreement governing the warrants. 18,992,500 of these warrants are public warrants and are freely tradable. In addition, we will be obligated to maintain an effective registration statement under the Securities Act covering the 18,992,500 shares of our common stock that may be issued upon the exercise of the public warrants.

Transfer Agent and Warrant Agent

The transfer agent for the shares of Company common stock and warrants is American Stock Transfer & Trust Company.

Quotation of Securities

We have applied to continue the listing of our common stock on The Nasdaq Stock Market under the symbol “ENT” upon the closing of the Business Combination. Following the closing, we expect that our warrants will trade on the OTC market under the symbol “EAGLW.”

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information known to the Company regarding (i) the actual beneficial ownership of our common stock as of January 4, 2013 (pre-Business Combination) and (ii) expected beneficial ownership of our common stock immediately following consummation of the Business Combination (post-Business Combination), assuming that no public shares of the Company are redeemed, and alternatively the maximum number of shares of the Company are redeemed, by:

•	each person who is, or is expected to be, the beneficial owner of more than 5% of the outstanding shares of our common stock;
•	each of our current executive officers and directors;
•	each person who will become an executive officer or director of the Company post-Business Combination; and
•	all executive officers and directors of the Company as a group pre-Business Combination and post-Business Combination.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

The beneficial ownership of our common stock pre-Business Combination is based on 23,161,585 shares of common stock issued and outstanding as of January 4, 2013.

The expected beneficial ownership of shares of our common stock post-Business Combination assuming none of our public shares are redeemed has been determined based upon the following: (i) no GEAC stockholder has exercised its redemption rights to receive cash from the trust account in exchange for their shares of GEAC common stock and we have not issued any additional shares of our common stock pursuant to the Purchase Options or otherwise, (ii) 37,056,741 shares of our capital stock are issued pursuant to the Row 44 Merger Agreement and the AIA Stock Purchase Agreement, and (iii) there will be an aggregate of 57,205,680 shares of our capital stock issued and outstanding at closing.

The expected beneficial ownership of shares of our common stock post-Business Combination assuming the maximum number of public shares have been redeemed has been determined based on the following: (i) GEAC stockholders (other than the stockholders listed in the table below) have exercised their redemption rights with respect to 15,036,667 shares of our common stock, (ii) PAR and Putnam have purchased 7,125,000 shares of our capital stock pursuant to the Backstop Agreements, (iii) 37,056,741 shares of our capital stock are issued pursuant to the Row 44 Merger Agreement and the AIA Stock Purchase Agreement, and (iv) there will be an aggregate of 49,294,013 shares of our capital stock issued and outstanding at closing.

The presentation of beneficial ownership of our common stock post-Business Combination (i) assumes the conversion of all shares of our non-voting common stock (which will all be held by PAR) into shares of our common stock, and (ii) excludes from the number of issued and outstanding shares of our capital stock approximately 3.0 million shares of our common stock that will be held by AIA, which will be a majority-owned subsidiary of the Company.

Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of capital stock beneficially owned by them.

	Before the Business Combination		After the Business Combination
			Assuming No Redemption		Assuming Maximum Redemption
Name and Address of Beneficial Owner(1)	Number of shares	%	Number of shares	%	Number of shares	%
Global Eagle Acquisition LLC (the Sponsor)(2)	4,114,909	17.8%	11,443,243	17.7%	11,443,243	20.2%
Harry E. Sloan(2)	4,114,909	17.8%	11,443,243	17.7%	11,443,243	20.2%
Jeff Sagansky(2)	4,114,909	17.8%	11,443,243	17.7%	11,443,243	20.2%
GLG Partners LP(6)	2,071,900	9.0%	2,071,900	3.6%	2,071,900	4.2%
AQR Capital Management LLC(7)	1,680,000	7.3%	3,360,000	5.7%	3,360,000	6.6%
Fir Tree Value Master Fund, L.P.(8)	1,575,000	6.8%	1,575,000	2.8%	1,575,000	3.2%
Deutsche Bank AG(9)	1,253,071	5.4%	1,253,071	2.2%	1,253,071	2.5%
Empyrean Associates, LLC(10)	1,200,000	5.6%	1,200,000	2.1%	1,200,000	2.4%
James A. Graf(2)(3)	164,596	*	431,263	*	431,263	*
Dennis A. Miller(4)	22,088	*	455,421	*	455,421	*
James M. McNamara(4)	22,088	*	334,738	*	334,738	*
Cole A. Sirucek(5)	10,000	*	10,000	*	10,000	*
PAR Investment Partners, L.P.(11)	—		24,115,710	42.2%	28,865,710	58.6%
Wellington Management Company, LLP(12).	—		5,544,308	9.6%	5,544,308	11.2%
John LaValle	—		253,836	*	253,836	*
Michael Pigott	—		28,641	*	28,641	*
David M. Davis	—		19,091		19,091
Edward L. Shapiro(11)	—		—		—
Louis Bélanger-Martin	—		—		—
Jeffrey A. Leddy	—		—		—
Jeffrey E. Epstein	—		—		—
All executive officers and directors as a group (Pre-Business Combination) (6 individuals)	4,169,085	18%	—		—
All executive officers and directors as a group (Post-Business Combination) (9 individuals)	—	—	11,730,824	18.2%	11,730,824	20.1%

(1)	Unless otherwise noted, the business address of each of the following is 10900 Wilshire Blvd., Suite 1500, Los Angeles, California 90024.
(2)	These shares represent one hundred percent of our shares of common stock held by the Sponsor, including (post-Business Combination) shares underlying the sponsor warrants that will become exercisable 30 days after completion of the Business Combination. Messrs. Sloan, Sagansky, and Graf are members of the Sponsor. The post-Business Combination information also assumes that $500,000 in aggregate principal amount of indebtedness owed by GEAC to the Sponsor under a convertible note issued by GEAC to the Sponsor in November 2012 is converted into 666,667 sponsor warrants at closing. As a result of the underwriters’ partial exercise of their over-allotment option for our initial public offering, the Sponsor forfeited an aggregate of 248,598 founder shares on May 18, 2011, which the Company has cancelled. Includes a portion of the founder shares that are subject to forfeiture by the Sponsor in the event the last sales price of our stock does not equal or exceed $13.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period within 24 months following the closing of the Business Combination. Messrs. Sloan and Sagansky have voting and dispositive control of the shares of our common stock held by the Sponsor. Each of Messrs. Sloan and Sagansky disclaim beneficial ownership of these shares except to the extent of his pecuniary interest therein.
(3)	These shares represent 4% of the shares of our common stock held by our sponsor (Pre-Business Combination), and 4% of the shares of our common stock including 4% of the shares underlying the sponsor warrants, which will become exercisable 30 days after completion of the Business Combination (Post-Business Combination).

(4)	For each of Messrs. Miller and McNamara (pre-Business Combination), consists of 22,088 founder shares purchased from the Sponsor. Includes a portion of the founder shares that are subject to forfeiture by each of Messrs. Miller and McNamara in the event the last sales price of our stock does not equal or exceed $13.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period within 24 months following the closing of our initial business combination. For Mr. Miller (post-Business Combination), includes 333,333 sponsor warrants and 65,000 public warrants, each of which will become exercisable 30 days after completion of the Business Combination. For Mr. McNamara (post-Business Combination), includes 312,650 public warrants, which will become exercisable 30 days after completion of the Business Combination.
(5)	Consists of 10,000 founder shares purchased from the Sponsor in May 2012. Includes a portion of the founder shares that are subject to forfeiture by Mr. Sirucek in the event the last sales price of our stock does not equal or exceed $13.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period within 24 months following the closing of our initial business combination.
(6)	According to an amendment to Schedule 13G filed with the SEC on February 13, 2012 on behalf of Interfund Equity USA (“USA Fund”), GLG Partners, LP, (the “Investment Manager”), and GLG Partners Limited (the “General Partner”), USA Fund beneficially owns 1,240,281 shares of the Company’s common stock, GLG Partners LP beneficially owns 2,071,900 shares of the Company’s common stock, and GLG Partners Limited beneficially owns 2,071,900 shares of the Company’s common stock. The business address of this stockholder is c/o GLG Partners LP, 1 Curzon Street, London W1J 5HB United Kingdom.
(7)	According to a Schedule 13G filed with the SEC on February 14, 2012 on behalf of AQR Capital Management, LLC, a Delaware limited liability company (“AQR LLC”), AQR LLC is the beneficial owner of 1,680,000 units of the Company as a result of being the investment manager of AQR Diversified Arbitrage Fund. The post-Business Combination information includes 1,680,000 warrants to purchase GEAC common stock, which will become exercisable 30 days after closing. The business address of this stockholder is Two Greenwich Plaza, 3rd floor, Greenwich, CT 06830.
(8)	According to a Schedule 13G filed with the SEC on May 23, 2011 on behalf of Fir Tree Value Master Fund, L.P., a Cayman Islands exempted limited partnership (“Fir Tree Value”), and Fir Tree, Inc., a New York corporation (“Fir Tree”), Fir Tree Value is the beneficial owner of 1,575,000 shares of the Company’s common stock. Fir Tree may be deemed to beneficially own the shares of common stock held by Fir Tree Value as a result of being the investment manager of Fir Tree Value. Fir Tree has been granted investment discretion over the Company’s common stock held by Fir Tree Value, and thus, has shared power to direct the vote and disposition of 1,575,000 shares of the Company’s common stock. The business address of this stockholder is c/o Citco Fund Services (Cayman Islands) Limited, 89 Nexus Way, Camana Bay, Box 31106 Grand Cayman KY1-1205, Cayman Islands.
(9)	According to a Schedule 13G filed with the SEC on February 10, 2012 on behalf of the Corporate and Investment Banking business group and the Corporate Investments business group of Deutsche Bank AG and its subsidiaries and affiliates, Deutsche Bank AG and Deutsche Bank Securities Inc. are the beneficial owners of 1,253,071 shares of the Company’s common stock. The business address of this stockholder is Theodor-Heuss-Allee 70, 60468 Frankfurt am Main, Federal Republic of Germany.
(10)	According to a Schedule 13G filed with the SEC on May 23, 2011 on behalf of Empyrean Capital Fund, LP (“ECF”), a Delaware limited partnership, Empyrean Capital Overseas Master Fund, Ltd. (“ECOMF”), a Cayman Islands corporation, Empyrean Capital Partners, LP (“ECP”), a Delaware limited partnership, which serves as investment manager to ECF and ECOEF, Empyrean Associates, LLC (“EA”), a Delaware limited liability company and the general partner of ECF, and Messrs. Amos Meron and Michael Price, ECF beneficially own 341,400 shares of the Company’s common stock, ECOMF beneficially owns 858,600 shares of the Company’s common stock, ECP beneficially owns 1,200,000 shares of the Company’s common stock, EA beneficially owns 341,400 shares of the Company’s common stock, Mr. Meron beneficially owns 1,200,000 shares of the Company’s common stock and Mr. Price beneficially owns 1,200,000 shares of the Company’s common stock. EA, has the power to direct the affairs of ECF including decisions with respect to the disposition of the proceeds from the sale of the shares of Common Stock held by ECF. Messrs. Amos Meron and Michael Price are managing members of EA and may, by virtue of their position as managing members, be deemed to have power to direct the vote and disposition of the shares of Common Stock held by ECF. ECP serves as the investment manager to ECF and ECOMF. As such, it has the power to direct the disposition of the proceeds from the sale of the entities. Messrs. Meron and Price are the managing members of Empyrean Capital, LLC which is the general partner of ECP and may, by virtue of such position, be deemed to have power to direct the vote and disposition of the shares of Common Stock held by ECF and ECOMF. Messrs. Meron and Price disclaim beneficial ownership of the Common Stock reported herein. The business address of this stockholder is c/o Empyrean Capital Partners, LP, 10250 Constellation Blvd., Suite 2950, Los Angeles, California 90067.
(11)	Includes 14,368,233 shares of our non-voting common stock in the no redemption presentation and 16,743,233 shares of our non-voting common stock in the maximum redemption presentation (which assumes that 50% of the shares of capital stock that PAR will receive pursuant to the PAR Backstop Agreement will be non-voting common stock). All shares are held directly by PAR Investment Partners, L.P. (“PAR”). PAR Capital Management, Inc. (“PCM”), as the general partner of PAR Group, L.P., which is the general partner of PAR, has investment discretion and voting control over shares held by PAR. No stockholder, director, officer or employee of PCM has beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of any shares held by PAR. The shares held by PAR are part of a portfolio managed by Edward L. Shapiro. As an employee of PCM, Mr. Shapiro has the authority to make investment decisions with respect to our shares held by PAR. The address of PAR is One International Place, Suite 2401, Boston, MA 02110.
(12)	Includes warrants exercisable for 253,664 GEAC shares as a result of the assumption by GEAC of certain Row 44 warrants in the Business Combination. Wellington Management Company, LLP (“Wellington Management”) is an investment adviser registered under the Investment Advisers Act of 1940. Wellington Management, in such capacity, may be deemed to share beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act), over the shares held by its client accounts. The address for Wellington Management is 280 Congress Street, Boston, MA 02210.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

GEAC Related Person Transactions

In February 2011, the Sponsor purchased the founder shares for an aggregate purchase price of $25,000, or approximately $0.01 per share. Subsequently, in March 2011, the Sponsor transferred an aggregate of 44,176 founder shares to Dennis A. Miller and James M. McNamara, our independent directors. As a result of the underwriters’ partial exercise of their over-allotment option for our initial public offering, the Sponsor forfeited an aggregate of 248,598 founder shares on May 18, 2011, which we have cancelled. In May 2012, the Sponsor transferred 10,000 shares of our common stock to a newly elected independent director.

In connection with the consummation of our initial public offering, members of the Sponsor purchased an aggregate of 7,000,000 sponsor warrants in a private placement. Subsequently, in July 2011, the Sponsor transferred 333,333 sponsor warrants to Dennis A. Miller for an aggregate purchase price of $250,000, or $0.75 per sponsor warrant. Each sponsor warrant entitles the holder to purchase one share of our common stock at $11.50 per share. The sponsor warrants (including the common stock issuable upon exercise of the sponsor warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by it until 30 days after the completion of our initial business combination.

Each of Messrs. Sloan, Sagansky and Graf is a member of Global Eagle Acquisition LLC. Each of our officers and directors (other than our independent directors) has agreed, pursuant to a written agreement with us, that until the earliest of our initial business combination our redemption of 100% of our public shares if we do not complete our initial business combination by February 18, 2013, or such time as he ceases to be an officer or director, to present to us for our consideration, prior to presentation to any other entity, any business combination opportunity with a target business having an enterprise value of $100,000,000 or more, subject to any pre-existing fiduciary or contractual obligations he might have, currently or in the future in respect of the companies to which he currently has fiduciary duties or contractual obligations. If any of our officers and directors (other than our independent directors) becomes aware of a business combination opportunity that falls within the line of business of any entity to which he has pre-existing fiduciary or contractual obligations, he may be required to present such business combination opportunity to such entity prior to presenting such business combination opportunity to us. All of our officers and directors currently have certain relevant fiduciary duties or contractual obligations that may take priority over their duties to us. In addition, our officers and directors have agreed not to participate in the formation of, or become an officer or director of, any blank check company until we have entered into a definitive agreement regarding our initial business combination or we have failed to complete our initial business combination within the prescribed time frame.

Roscomare Ltd., an entity owned and controlled by Mr. Sloan, our Chairman and Chief Executive Officer, has agreed to, from the date that our securities were first listed on Nasdaq through the earlier of our consummation of a business combination or our liquidation, make available to us office space and certain office and secretarial services, as we may require from time to time. We have agreed to pay Roscomare Ltd. $10,000 per month for these services. However, this arrangement is solely for our benefit and is not intended to provide Mr. Sloan compensation in lieu of salary. We believe, based on rents and fees for similar services in the Los Angeles metropolitan area, that the fee charged by Roscomare Ltd. is at least as favorable as we could have obtained from an unaffiliated person. Further, we pay a fee of $15,000 per month to James A. Graf, GEAC’s Chief Financial Officer.

Other than the $10,000 per-month administrative fee paid to Roscomare Ltd. and $15,000 per-month paid to Mr. Graf, our Chief Financial Officer, as well as reimbursement of any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations, no compensation or fees of any kind, including finder’s fees, consulting fees or other similar compensation, is or will be paid to our Sponsor, officers or directors, or to any of their respective affiliates, prior to or with respect to our initial business combination (regardless of the type of transaction that it is). Our independent directors review on a quarterly basis all payments that made to our Sponsor, officers, directors or our or their affiliates.

Prior to the completion of our initial public offering, the Company issued an unsecured promissory note (the “Note”) to the Sponsor on February 2, 2011 that provided for the Sponsor to advance to the Company, from time to time, up to $200,000 for expenses related to our initial public offering. The Note was non-interest bearing and was payable on the earlier of August 1, 2011 or the completion of our initial public offering. The Sponsor advanced $140,000 to the Company under the Note in a series of transactions prior to our initial public offering. The Note was paid in full on May 18, 2011 and no balance remained outstanding subsequent to such date.

In addition, in order to finance transaction costs in connection with an intended initial business combination, the Sponsor or an affiliate of the Sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required. If we consummate an initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts but no proceeds from our trust account would be used for such repayment, other than the interest on such proceeds that may be released to us for working capital purposes. Up to $500,000 of such loans may be convertible into sponsor warrants of the post-business combination entity at a price of $0.75 per warrant at the option of the lender.

On August 21, 2012, the Company issued a promissory note to the Sponsor pursuant to which the Sponsor advanced to the Company $250,000 for ongoing expenses. The note is non-interest bearing and is payable on the earlier of (i) the completion of an initial business combination by the Company or (ii) February 18, 2013. On November 6, 2012, the Company issued a convertible promissory note to the Sponsor that provides for the Sponsor to advance to the Company, from time to time, up to $1,000,000 for ongoing expenses. The convertible note is non-interest bearing and is payable on the earlier of (i) the completion of an initial business combination by the Company or (ii) February 18, 2013. At the option of the Sponsor, any amounts outstanding under the convertible note up to $500,000 may be converted into sponsor warrants to purchase shares of common stock of the Company at a conversion price of $0.75 per warrant. Each sponsor warrant will entitle the Sponsor to purchase one share of common stock of the Company at an exercise price of $11.50 per share commencing 30 days after the completion of an initial business combination by the Company. On November 21, 2012, the Sponsor advanced to the Company $500,000 pursuant to the convertible note. The Sponsor has advised the Company that, at the closing, it intends to convert an aggregate principal amount of $500,000 outstanding under the convertible note into 666,667 sponsor warrants.

After the Business Combination, members of our management team who remain with us may be paid consulting, management or other fees from the Company. At this time, amount of such compensation is not known, as it will be up to the directors of the post-Business Combination business to determine executive and director compensation.

We believe that all ongoing and future transactions between us and any member of our management team or his or her respective affiliates have been and will be on terms we believe to be no less favorable to us than are available from unaffiliated third parties.

Registration Rights Agreement

Upon consummation of the Business Combination, we will enter into an amended and restated registration rights agreement with respect to the founder shares, shares of our common stock underlying the sponsor warrants, the shares of our voting common stock (including shares of voting common stock issuable upon conversion of non-voting common stock) that we will issue under the Row 44 Merger Agreement, the AIA Stock Purchase Agreement and the Backstop Agreement, which securities we collectively refer to as “registrable securities”. This registration rights agreement amends and restates entirely the registration rights agreement we entered into in connection with out initial public offering. Under this agreement, we have agreed to file a registration statement with the SEC within seven (7) business days after the Business Combination covering the registrable securities. Holders of (i) a majority of the founder shares, (ii) a majority of the shares issued to PAR and its affiliates under the Row 44 Merger Agreement, the AIA Stock Purchase Agreement and the Backstop Agreement, or (iii) at least 10,000,000 of the registrable securities will also be entitled to require the Company to undertake an underwritten public offering of all or a portion of the registrable securities pursuant to an effective registration statement, no more than once during any six month period. Holders of registrable securities will also have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the Business Combination.

Row 44 Related Person Transactions

Pursuant to the PAR Backstop Agreement, for each share of our common stock properly tendered for redemption, PAR has agreed to purchase a like amount of shares of our common stock for $10.00 per share, up to a maximum of 4,750,000 shares. Additionally, in the event that PAR is required to purchase fewer than 4,750,000 shares of our common stock, PAR will have the option to purchase a number of shares of our common stock equal to 4,750,000 minus the aggregate number of shares PAR is required to purchase. As the first investor to commit to a backstop investment, Row 44 will pay to PAR $11,875,000 in cash at closing, which amount will reduce the consideration payable by us to Row 44 equity holders in the Row 44 Merger. PAR may assign its rights and obligations under the PAR Backstop Agreement to existing Row 44 stockholders or strategic partners in accordance with the terms of the PAR Backstop Agreement. PAR has the right to receive shares of our voting or non-voting common stock under the PAR Backstop Agreement in such proportions as PAR determines in its sole discretion.

Indemnification Agreements

Effective immediately upon the consummation of the Row 44 Merger, we will enter into indemnification agreements with each of the newly elected directors and newly appointed executive officers which provide, among other things, that we will indemnify such directors and executive officers under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings to which he or she is or may be made a party by reason of his or her position as a director or executive officer, and otherwise to the fullest extent permitted under Delaware law and our by-laws.

Other than as described above under this section “Related Person Transactions,” since the beginning of Row 44’s last completed fiscal year, neither Row 44 nor GEAC has entered into any transactions, nor are there any currently proposed transactions, between GEAC or Row 44 and a related party where the amount involved exceeds, or would exceed, $120,000, and in which any related person had or will have a direct or indirect material interest. Row 44 and GEAC believe that the terms of the transactions described above are comparable to terms that could have obtained in arm’s length dealings with unrelated third parties.

AIA Related Party Transactions

AIA’s subsidiary, Inflight Productions Ltd, received consulting services from Inflight Management Development Centre (IMDC) Limited, during the 2011 and 2010. The shareholder/managing director of this entity also serves as the interim manager of Inflight Productions Ltd. The equivalent of EUR 125 thousand was paid in consulting fees for the aforementioned services. As of December 31, 2011, there were no liabilities outstanding.

AIA received consulting services from Inflight Management Development Centre (IMDC) Limited, during 2011. The shareholder/managing director of this entity also serves as the interim manager of Inflight Productions Ltd. The equivalent of EUR 3 thousand were paid in consulting fees for the aforementioned services. As of December 31, 2011, there was EUR 3 thousand in liabilities outstanding.

During 2011 and 2010, AIA’s subsidiary, Inflight Productions Inc., occasionally rented an apartment to employees and customers, for which it paid rent equivalent to EUR 7 thousand in 2011 and EUR 23 thousand in 2010. The owners of the apartment are current and former managing directors of Inflight Productions Limited. As of December 31, 2011, there were unpaid rent liabilities to 13029 Mindanao #5 Inc. equivalent to EUR 1 thousand.

AIA’s subsidiary, Fairdeal Multimedia, rented office space belonging to the Company's managing director, for which it paid rent equivalent to EUR 23 thousand in the first six months of 2011, EUR 25 thousand in 2010.

AIA’s subsidiary, Fairdeal Studios, rented office space belonging to the company's managing director, for which it paid rent equivalent to EUR 14 thousand in the first six months of 2011 and EUR 11 thousand in 2010.

AIA entered into an agreement with Auctus Capital Partners AG, Munich, for the provision of consulting services related to potential acquisitions. Auctus Capital Partners would be paid a success fee of 1% of any transaction value. Auctus Capital Partners is related to Auctus sechsundzwanzigste Beteiligungs GmbH, which as of August 10, 2011, was the Company’s single largest shareholder. Auctus Capital Partners was entitled to the stipulated success fee during 2011 amounting to EUR 102 thousand. AIA’s subsidiary, Entertainment in Motion, rented office space belonging to a company in which the company's managing directors own shares. Rent equivalent to EUR 86 thousand was paid for this office space in 2011. There were no unpaid lease liabilities as of December 31, 2011. EIM also made a loan to the managing director. As of December 31, 2011, the outstanding balance on the loan was EUR 17 thousand.

Policies and Procedures for Related Person Transactions

Effective upon consummation of the Business Combination, our board of directors will adopt a written related person transaction policy that sets forth the policies and procedures for the review and approval or ratification of related person transactions. This policy will be administered by GEAC’s audit committee and will cover any transaction, arrangement, or relationship, or any series of similar transactions, arrangements, or relationships, in which was or is to be a participant, the amount involved exceeds $50,000 and a related person had or will have a direct or indirect material interest. While the policy will cover related person transactions in which the amount involved exceeds $50,000, the policy will state that related person transactions in which the amount involved exceeds $120,000 are required to be disclosed in applicable filings as required by the Securities Act, Exchange Act, and related rules. GEAC’s board of directors determined to set the threshold for approval of related person transactions in the policy at an amount lower than that which is required to be disclosed under the Securities Act, Exchange Act, and related rules because GEAC believes that it is appropriate for its audit committee to review transactions or potential transactions in which the amount involved exceeds $50,000, as opposed to $120,000. Pursuant to this proposed policy, GEAC’s audit committee will (i) review the relevant facts and circumstances of each related person transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s-length dealings with an unrelated third party and the extent of the related party’s interest in the transaction, and (ii) take into account the conflicts of interest and corporate opportunity provisions of GEAC’s code of business conduct and ethics. Management will present to GEAC’s audit committee each proposed related person transaction, including all relevant facts and circumstances relating thereto, and will update the audit committee as to any material changes to any related person transaction. All related person transactions may only be consummated if GEAC’s audit committee has approved or ratified such transaction in accordance with the guidelines set forth in the policy. Certain types of transactions will have been pre-approved by GEAC’s audit committee under the policy. These pre-approved transactions will include: (i) certain compensation arrangements; (ii) transactions in the ordinary course of business where the related party’s interest arises only (a) from his or her position as a director of another entity that is party to the transaction, (b) from an equity interest of less than 5% in another entity that is party to the transaction, or (c) from a limited partnership interest of less than 5%, subject to certain limitations; and (iii) transactions in the ordinary course of business where the interest of the related party arises solely from the ownership of a class of equity securities of GEAC where all holders of such class of equity securities will receive the same benefit on a pro rata basis. No director will be permitted to participate in the approval of a related person transaction for which he or she is a related party.

PRICE RANGE OF SECURITIES AND DIVIDENDS

GEAC

Price Range of GEAC Securities

Our units, common stock, and warrants are each quoted on Nasdaq under the symbols EAGLU, EAGL, and EAGLW, respectively. Our units commenced public trading on May 13, 2011, and our common stock and warrants commenced separate public trading on May 27, 2012.

The following table includes the high and low bids for our units, common stock and warrants for the periods presented.

	Units		Common Stock		Warrants
2012	High	Low	High	Low	High	Low
Fourth Quarter	$11.92	$10.03	$10.23	$9.80	$0.87	$0.22
Third Quarter	$10.15	$9.95	$10.27	$9.77	$0.49	$0.22
Second Quarter	$10.50	$9.96	$9.79	$9.69	$0.54	$0.39
First Quarter	$10.25	$9.90	$9.76	$9.52	$0.59	$0.49
2011	High	Low	High	Low	High	Low
Fourth Quarter	$10.23	$9.95	$9.62	$9.50	$0.75	$0.50
Third Quarter	$10.28	$10.00	$9.64	$9.43	$0.85	$0.60
Second Quarter(1)	$10.50	$9.97	$10.20	$9.50	$1.04	$0.55

(1)	The figures for the second quarter 2011 are for the period from May 13, 2011 to June 30, 2011 with respect to our units, and from May 27, 2011 to June 30, 2011 with respect to our common stock and warrants.

On November 7, 2012, the date before the public announcement of the Row 44 Merger, the Company’s units, common stock and warrants closed at $11.92, $9.90 and $0.24, respectively.

Dividend Policy of GEAC

GEAC has not paid any cash dividends on its common stock to date and does not intend to pay cash dividends prior to the completion of a Merger. Following completion of the Business Combination, GEAC’s board of directors will consider whether or not to institute a dividend policy. It is the present intention of GEAC to retain any earnings for use in its business operations and, accordingly, GEAC does not anticipate the board of directors declaring any dividends in the foreseeable future.

Row 44

Historical market price information regarding Row 44 is not provided because there is no public market for Row 44’s common stock.

AIA

Price Range of AIA Securities

AIA’s common stock is quoted on the Frankfurt Stock Exchange under the symbol “DVN1”. AIA’s common stock commenced public trading in 1999.

The following table includes the high and low bids for AIA’s common stock for the periods presented.

2012	High	Low
Fourth Quarter	€5.20	€3.85
Third Quarter	€4.53	€4.10
Second Quarter	€4.45	€3.60
First Quarter	€4.25	€3.21
2011	High	Low
Fourth Quarter	€3.64	€3.07
Third Quarter	€3.69	€2.51
Second Quarter	€3.73	€3.03
First Quarter	€3.80	€3.02
2010	High	Low
Fourth Quarter	€3.32	€2.75
Third Quarter	€3.18	€2.70
Second Quarter	€3.20	€2.60
First Quarter	€3.30	€2.20

On November 7, 2012, the date before the public announcement of the Business Combination, AIA’s common stock closed at €3.91.

Dividend Policy of AIA

AIA has traditionally paid an annual cash dividend on its common stock.

The following table includes the annual cash dividend paid for AIA’s common stock for the periods presented.

Date	Amount
June 18, 2012	€0.0884	(1)
June 13, 2011	€0.08835	(1)
June 8, 2010	€0.073625	(1)

(1) The amounts listed above are the amounts received by shareholders per share after applicable German taxes and fees are withheld by AIA on behalf of the shareholder.

INDEPENDENT PUBLIC ACCOUNTING FIRMS

Representatives of our independent registered public accounting firm, Rothstein Kass, will be present at the annual meeting of the stockholders. The representatives will have the opportunity to make a statement if they so desire and they are expected to be available to respond to appropriate questions.

The audited financial statements of Global Eagle Acquisition Corp. (a development stage company) as of December 31, 2011, and for the period from February 2, 2011 (inception) through December 31, 2011, included in this proxy statement have been so included in reliance on a report of Rothstein Kass, an independent registered public accounting firm, appearing elsewhere herein given on the authority of said firm, as experts in auditing and accounting.

The audited financial statements of Row 44 as of December 31, 2011 and 2010 and for the years ended December 31, 2011 and 2010 included in this proxy statement have been so included in reliance on a report of Rose, Snyder & Jacobs LLP, an independent registered public accounting firm, appearing elsewhere herein given on the authority of said firm, as experts in auditing and accounting.

The audited consolidated financial statements of AIA as of December 31, 2011 and 2010 and for the years ended December 31, 2011, 2010 and 2009 included in this proxy statement have been so included in reliance on a report of Ernst & Young GmbH Wirtschaftsprüfungsgesellschaft, an independent registered public accounting firm, appearing elsewhere herein given on the authority of said firm, as experts in auditing and accounting.

APPRAISAL RIGHTS

Our stockholders do not have appraisal rights in connection with the Business Combination under Delaware law.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, we and servicers that we employ to deliver communications to our stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the proxy statement. Upon written or oral request, we will deliver a separate copy of the proxy statement to any stockholder at a shared address to which a single copy of the proxy statement was delivered and who wishes to receive separate copies in the future. Stockholders receiving multiple copies of the proxy statement may likewise request that we deliver single copies of the proxy statement in the future. Stockholders may notify us of their requests by calling or writing us at our principal executive offices at 10900 Wilshire Blvd. Suite 1500, Los Angeles, California 90024.

TRANSFER AGENT AND REGISTRAR

The transfer agent for our securities and warrant agent for our warrants is American Stock Transfer & Trust Company.

SUBMISSION OF STOCKHOLDER PROPOSALS

Our board of directors is aware of no other matter that may be brought before the special meeting. Under Delaware law, only business that is specified in the notice of special meeting to stockholders may be transacted at the special meeting.

FUTURE STOCKHOLDER PROPOSALS

If you are a stockholder and you want to include a proposal in the proxy statement for GEAC’s next annual meeting, presently expected to be held in 2014, under applicable rules of the SEC, a stockholder proposal must be received a reasonable time before a company begins to print and mail its annual meeting proxy materials.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read GEAC’s SEC filings, including this proxy statement, over the internet at the SEC’s website at http://www.sec.gov. You may also read and copy any document we file with the SEC at the SEC public reference room located at 100 F Street, N.E., Room 1580 Washington, D.C., 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

If you would like additional copies of this proxy statement or if you have questions about the Business Combination or the proposals to be presented at the special meeting, you should contact us by telephone or in writing:

James A. Graf, Secretary
Global Eagle Acquisition Corp.
10900 Wilshire Blvd. Suite 1500
Los Angeles, California 90024
Tel: (310) 209-7280
Email: jgraf@geacq.com

You may also obtain these documents by requesting them in writing or by telephone from GEAC’s proxy solicitation agent at the following address and telephone number:

Morrow & Co., LLC
470 West Avenue — 3rd Floor
Stamford, Connecticut 06902
Telephone: (800) 662-5200

If you are a stockholder of GEAC and would like to request documents, please do so by January 20, 2013 to receive them before the GEAC special meeting of stockholders. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

All information contained or incorporated by reference in this proxy statement relating to GEAC has been supplied by GEAC, and all such information relating to Row 44 and AIA has been supplied by Row 44 and AIA, respectively. Information provided by either GEAC, Row 44 or AIA does not constitute any representation, estimate or projection of any other party.

This document is a proxy statement of GEAC for the special meeting of our stockholders. We have not authorized anyone to give any information or make any representation about the Business Combination, the Company, Row 44 or AIA that is different from, or in addition to, that contained in this proxy statement. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this document speaks only as of the date of this document unless the information specifically indicates that another date applies.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of
Global Eagle Acquisition Corp. (a corporation in the development stage)

We have audited the accompanying balance sheet of Global Eagle Acquisition Corp. (a corporation in the development stage) (the “Company”) as of December 31, 2011, and the related statements of operations, changes in stockholders’ equity and cash flows for the period February 2, 2011 (inception) to December 31, 2011. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Global Eagle Acquisition Corp. as of December 31, 2011, and the results of its operations and its cash flows for the period February 2, 2011 (inception) to December 31, 2011, in conformity with generally accepted accounting principles.

/s/ ROTHSTEIN KASS

Roseland, New Jersey
March 28, 2012

GLOBAL EAGLE ACQUISITION CORP.
(A Corporation in the Development Stage)
Balance Sheet

December 31, 2011
Assets:
Current assets:
Cash	$446,281
Prepaid insurance	31,712
Total current assets	477,993
Non-current assets:
Investments held in trust	189,634,541
Total assets	$190,112,534
Liabilities and Stockholders’ Equity:
Current liabilities:
Franchise tax payable	$113,222
Accrued operating expenses and accounts payable	73,567
Total current liabilities	186,789
Deferred underwriter compensation	6,647,375
Total liabilities	6,834,164
Commitment and contingencies:
Common stock subject to possible redemption: 17,856,407 shares (at redemption value)	178,278,367
Stockholders’ equity:
Preferred stock, $0.0001 par value; 1,000,000 shares authorized; none issued and outstanding	—
Common stock, $0.0001 par value; 400,000,000 shares authorized; 5,305,178 shares issued and outstanding at December 31, 2011 (excluding 17,856,407 shares subject to possible redemption)	530
Additional paid-in capital	5,780,792
Deficit accumulated during the development stage	(781,319)
Total stockholders’ equity, net	5,000,003
Total liabilities and stockholders’ equity	$190,112,534

The accompanying notes are an integral part of these financial statements.

GLOBAL EAGLE ACQUISITION CORP.
(A Corporation in the Development Stage)
Statement of Operations

Period from February 2, 2011 (inception) through December 31, 2011
Revenue	$—
General and administrative expenses	789,360
Loss from operations	(789,360)
Other income
Interest income	8,041
Net loss attributable to common shares outstanding	$(781,319)
Weighted average number of common shares outstanding, basic and diluted	4,990,617
Net loss per common share outstanding, basic and diluted	$(0.16)

The accompanying notes are an integral part of these financial statements.

GLOBAL EAGLE ACQUISITION CORP.
(A Corporation in the Development Stage)
Statement of Stockholder’s Equity

For the period from February 2, 2011 (date of inception) to December 31, 2011

	Common Stock		Additional Paid-in Capital	Deficit Accumulated During the Development Stage	Total Stockholders’ Equity
	Shares	Amount
Sale on February 2, 2011 of common stock to Sponsor at $0.01 per share	4,417,683	$442	$24,558	—	$25,000
Sale on May 18, 2011 of 18,992,500 units, net of offering expenses	18,992,500	1,899	189,923,101	—	189,925,000
Underwriters’ discount and offering expenses	—	—	(11,140,311)	—	(11,140,311)
Proceeds from private placement of 7,000,000 warrants on May 18, 2011	—	—	5,250,000	—	5,250,000
Proceeds subject to possible redemption of 17,856,407 shares	(17,856,407)	(1,786)	(178,276,581)	—	(178,278,367)
Forfeiture of common stock issued to Sponsor	(248,598)	(25)	25	—	—
Net loss for the period from February 2, 2011 to December 31, 2011	—	—	—	(781,319)	(781,319)
Balances as of December 31, 2011	5,305,178	$530	$5,780,792	$(781,319)	$5,000,003

The accompanying notes are an integral part of these financial statements.

GLOBAL EAGLE ACQUISITION CORP.
(A Corporation in the Development Stage)
Statement of Cash Flows

Period from February 2, 2011 (inception) through December 31, 2011
Cash Flows From Operating Activities:
Net loss	$(781,319)
Changes in operating assets and liabilities:
Accrued operating expenses and accounts payable	73,567
Prepaid insurance	(31,712)
Franchise tax payable	113,222
Net cash used in operating activities	(626,242)
Cash Flows from Investing Activities:
Principal deposited in Trust Account	(189,626,500)
Interest reinvested into Trust Account	(8,041)
Net cash used in investing activities	(189,634,541)
Cash Flows from Financing Activities:
Proceeds from sale of common stock to Sponsor	25,000
Proceeds from note payable to Sponsor	140,000
Net proceeds from Public Offering, after payment of upfront underwriting fee	186,126,500
Net proceeds from private placement	5,250,000
Repayment of Sponsor note	(140,000)
Payment of offering expenses	(694,436)
Net cash provided by financing activities	190,707,064
Increase in cash during period	446,281
Cash at beginning of period	—
Cash at end of period	$446,281
Supplemental Disclosure of Non-Cash Financing Activities:
Deferred underwriting compensation	$6,647,375

The accompanying notes are an integral part of these financial statements.

GLOBAL EAGLE ACQUISITION CORP.
(A Corporation in the Development Stage)
NOTES TO FINANCIAL STATEMENTS

1. Organization and Business Operations

Incorporation

Global Eagle Acquisition Corp. (the “Company”) was incorporated in Delaware on February 2, 2011.

Sponsor

The company’s sponsor is Global Eagle Acquisition LLC, a Delaware limited liability company (the “Sponsor”). Members of the Sponsor include Harry E. Sloan, the Company’s Chairman and Chief Executive Officer, Jeff Sagansky, the Company’s President, and James A. Graf, the Company’s Vice President, Chief Financial Officer, Treasurer and Secretary.

Fiscal Year End

The Company has selected December 31 as its fiscal year end.

Business Purpose

The Company was formed to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (an “Initial Business Combination”).

Financing

The registration statement for the Company’s initial public offering (the “Public Offering”) (as described in Note 3) was declared effective May 12, 2011. The Company consummated the Public Offering on May 18, 2011, and simultaneously with the closing of the Public Offering, the Sponsor purchased $7,000,000 of warrants in a private placement (as described in Note 4).

On May 18, 2011, $189,626,500 from the Public Offering and private placement was placed in the Trust Account (discussed below).

Trust Account

The trust account (the “Trust Account”) can either be invested in permitted United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), having a maturity of 180 days or less, or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations.

Except for a portion of interest income earned on the Trust Account balance that may be released to the Company to pay any taxes on such interest and to fund working capital requirements, and any amounts necessary for the Company to purchase up to 50% of the Company’s public shares if the Company seeks stockholder approval of the Initial Business Combination, none of the funds held in trust will be released until the earlier of: (i) the consummation of the Initial Business Combination; or (ii) the redemption of 100% of the shares of common stock included in the units being sold in the Public Offering if the Company is unable to consummate an Initial Business Combination within 21 months from the closing of the Public Offering (subject to the requirements of law).

Business Combination

An Initial Business Combination is subject to the following size, focus and stockholder approval provisions:

Size — The Initial Business Combination must occur with one or more target businesses that together have a fair market value of at least 80% of the assets held in the Trust Account (excluding the deferred underwriting commissions and taxes payable on the income earned on the Trust Account) at the time of the agreement to enter into the Initial Business Combination. The Company will not complete an Initial Business Combination unless it acquires 50% or more of the outstanding voting securities of a target company or is otherwise not required to register as an investment company under the Investment Company Act.

GLOBAL EAGLE ACQUISITION CORP.
(A Corporation in the Development Stage)
NOTES TO FINANCIAL STATEMENTS

1. Organization and Business Operations  – (continued)

Focus — The Company’s efforts in identifying prospective target businesses will initially be focused on businesses in the media or entertainment sectors but the Company may pursue opportunities in other business sectors.

Tender Offer/Stockholder Approval — The Company, after signing a definitive agreement for an Initial Business Combination, will either (i) seek stockholder approval of the Initial Business Combination at a meeting called for such purpose in connection with which stockholders may seek to redeem their shares, regardless of whether they vote for or against the Initial Business Combination, for cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account, including interest but less franchise and income taxes payable, or (ii) provide stockholders with the opportunity to sell their shares to the Company by means of a tender offer (and thereby avoid the need for a stockholder vote) for an amount in cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account, including interest but less franchise and income taxes payable. The decision as to whether the Company will seek stockholder approval of the Initial Business Combination or will allow stockholders to sell their shares in a tender offer will be made by the Company, solely in its discretion, and will be based on a variety of factors such as the timing of the transaction and whether the terms of the transaction would otherwise require the Company to seek stockholder approval. If the Company seeks stockholder approval, it will consummate its initial business combination only if a majority of the outstanding shares of common stock voted are voted in favor of the Initial Business Combination. However, in no event will the Company redeem its public shares in an amount that would cause its net tangible assets to be less than $5,000,001. In such case, the Company would not proceed with the redemption of its public shares and the related Initial Business Combination, and instead may search for an alternate Initial Business Combination.

Regardless of whether the Company holds a stockholder vote or a tender offer in connection with an Initial Business Combination, a public stockholder will have the right to redeem their shares for an amount in cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account, including interest but less franchise and income taxes payable. As a result, such shares of common stock will be recorded at conversion/tender value and classified as temporary equity upon the completion of the Public Offering, in accordance with Financial Accounting Standards Board, or FASB, ASC Topic 480, “Distinguishing Liabilities from Equity.”

Permitted Purchase of Public Shares — If the Company seeks stockholder approval prior to the Initial Business Combination and does not conduct redemptions pursuant to the tender offer rules, prior to the Initial Business Combination, the Company’s Amended and Restated Certificate of Incorporation will permit the release to the Company from the Trust Account, amounts necessary to purchase up to 50% of the shares sold in the Public Offering. All shares so purchased by the Company will be immediately cancelled.

Liquidation

If the Company does not consummate an Initial Business Combination by February 18, 2013, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the common stock sold as part of the units in the Public Offering, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest but net of franchise and income taxes payable (less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and subject to the requirement that any refund of income taxes that were paid from the Trust Account which is received after such redemption shall be distributed to the former Public Stockholders, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

GLOBAL EAGLE ACQUISITION CORP.
(A Corporation in the Development Stage)
NOTES TO FINANCIAL STATEMENTS

1. Organization and Business Operations  – (continued)

In the event of liquidation, it is likely that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per share in the Public Offering (assuming no value is attributed to the warrants contained in the units to be offered in the Public Offering discussed in Note 3).

2. Significant Accounting Policies

Basis of Presentation

The accompanying financial statements of the Company are presented in U.S. dollars in conformity with accounting principles generally accepted in the United States of America and pursuant to the rules and regulations of the Securities and Exchange Commission.

Development Stage Company

The Company is considered to be in the development stage as defined by FASB ASC 915, “Development Stage Entities,” and is subject to the risks associated with activities of development stage companies. The Company has neither engaged in any operations nor generated any income to date. All activity through the date the financial statements were issued relates to the Company’s formation and the Public Offering. Following such offering, the Company will not generate any operating revenues until after completion of an Initial Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income on the designated Trust Account after the Public Offering.

Net Loss Per Share

Basic net loss per share is computed by dividing net loss by the weighted average number of shares of common stock outstanding during the period in accordance with FASB ASC 260, “Earnings Per Share”. Diluted net loss per share is computed by dividing net loss per share by the weighted average number of shares of common stock outstanding, plus to the extent dilutive, the incremental number of shares of common stock to settle warrants issued in the Public Offering and private placement, as calculated using the treasury stock method. As the Company reported a net loss for the period from February 2, 2011 (inception) to December 31, 2011, the effect of the 18,992,500 warrants and 7,000,000 warrants issued to the Sponsors in connection with the private placement have not been considered in the diluted loss per common share because their effect would be anti-dilutive. As a result, dilutive loss per common share is equal to basic loss per common share. The net loss per common share calculation reflects the exclusion of common stock subject to possible redemption.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution, which at times, may exceed the Federal depository insurance coverage of $250,000. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

Income Taxes

Deferred income taxes are provided for the differences between the bases of assets and liabilities for financial reporting and income tax purposes. A valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.

GLOBAL EAGLE ACQUISITION CORP.
(A Corporation in the Development Stage)
NOTES TO FINANCIAL STATEMENTS

2. Significant Accounting Policies  – (continued)

The Company evaluates the uncertainty in tax positions taken or expected to be taken in the course of preparing the Company’s financial statements to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. Tax positions deemed not to meet the “more likely than not” threshold would be recorded as a tax expense in the current period. The Company has no uncertain tax positions at December 31, 2011.

The Company recognizes interest and penalties related to unrecognized tax benefits in interest expense and other expenses, respectively. No interest expense or penalties have been recognized as of and for the period ended December 31, 2011.

The Company files an income tax return in the U.S. federal jurisdiction, and may file income tax returns in various U.S. states and foreign jurisdictions. Generally, the Company is subject to income tax examinations by major taxing authorities since inception.

The Company may be subject to potential examination by U.S. federal, U.S. states or foreign jurisdiction authorities in the areas of income taxes. These potential examinations may include questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions and compliance with U.S. federal, U.S. state and foreign tax laws. The Company's management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.

Deferred Offering Costs

Deferred offering costs consist principally of legal, accounting, and underwriting fees incurred through the balance sheet date that are related to the Public Offering and that were charged to stockholders’ equity upon the receipt of the capital at the closing of the Offering on May 18, 2011.

Redeemable Common Stock

As discussed in Note 1, all of the 18,992,500 common shares sold as part of a Unit in the Public Offering contain a redemption feature which allows for the redemption of common shares under the Company's Liquidation or Tender Offer/Stockholder Approval provisions. In accordance with ASC 480, redemption provisions not solely within the control of the Company require the security to be classified outside of permanent equity. Ordinary liquidation events, which involve the redemption and liquidation of all of the entity's equity instruments, are excluded from the provisions of ASC 480. Although the Company does not specify a maximum redemption threshold, its Charter provides that in no event will they redeem its public shares in an amount that would cause its net tangible assets (stockholders’ equity) to be less than $5,000,001.

The Company recognizes changes in redemption value immediately as they occur and will adjust the carrying value of the security to equal the redemption value at the end of each reporting period. Increases or decreases in the carrying amount of redeemable common stock shall be affected by charges against common stock and additional paid-in capital.

Accordingly, at December 31, 2011, 17,856,407 of the 18,992,500 public shares are classified outside of permanent equity at its redemption value. The redemption value is equal to the pro rata share of the aggregate amount then on deposit in the Trust Account, including interest but less franchise and income taxes payable (approximately $10.00 at December 31, 2011).

Fair Value of Financial Instruments

Unless otherwise disclosed, the fair value of the Company’s assets and liabilities, which qualify as financial instruments under FASB ASC 820, “Fair Value Measurements and Disclosures”, approximates the carrying amounts represented in the balance sheet.

Recent Accounting Pronouncements

Management does not believe that any recently issued, but not effective, accounting standards, if currently adopted, would have a material effect on the Company’s financial statements.

GLOBAL EAGLE ACQUISITION CORP.
(A Corporation in the Development Stage)
NOTES TO FINANCIAL STATEMENTS

3. Public Offering

Public Units

On May 18, 2011, the Company sold 18,992,500 units at a price of $10.00 per unit (the “Public Units”) (which included 1,497,500 units to cover the partial exercise of the over allotment option of the underwriters) in the Public Offering. Each unit consists of one share of the Company’s common stock, $0.0001 par value (the “Public Stock”), and one warrant (the “Public Warrants”).

Public Warrant Terms and Conditions:

Exercise Conditions — Each Public Warrant will entitle the holder to purchase from the Company one share of common stock at an exercise price of $11.50 per share commencing on the later of: (i) 30 days after the consummation of an Initial Business Combination, or (ii) 12 months from the date of the prospectus for the offering, provided that the Company has an effective registration statement covering the shares of common stock issuable upon exercise of the Public Warrants and such shares are registered or qualified under the securities laws of the state of the exercising holder. The Public Warrants expire five years from the date of the prospectus, unless earlier redeemed. The Public Warrants will be redeemable in whole and not in part at a price of $0.01 per warrant upon a minimum of 30 days notice after the warrants become exercisable, only in the event that the last sale price of the common stock exceeds $17.50 per share for any 20 trading days within a 30-trading day period. If the Public Warrants are redeemed by the Company, management will have the option to require all holders that wish to exercise warrants to do so on a cashless basis.

Registration Risk — In accordance with a warrant agreement relating to the Public Warrants, the Company will be required to use its best efforts to maintain the effectiveness of a registration statement relating to common stock which would be issued upon exercise of the Public Warrants. The Company will not be obligated to deliver securities, and there are no contractual penalties for failure to deliver securities, if a registration statement is not effective at the time of exercise. Additionally, in the event that a registration is not effective at the time of exercise, the holders of such Public Warrants shall not be entitled to exercise such Public Warrants (except on a cashless basis under certain circumstances) and in no event (whether in the case of a registration statement not being effective or otherwise) will the Company be required to net cash settle or cash settle the Public Warrants. Consequently, the Public Warrants may expire unexercised, unredeemed and worthless, and an investor in the Public Offering may effectively pay the full unit price solely for the shares of common stock included in the Public Units.

Accounting — Since the Company is not required to net cash settle the Public Warrants are recorded at fair value and classified within stockholders’ equity as “Additional paid-in capital” in accordance with FASB ASC 815-40.

Underwriting Agreement

The Company paid an underwriting discount of 2.0% of the public unit offering price to the underwriters at the closing of the Public Offering, with an additional fee of 3.5% of the gross offering proceeds payable upon the Company’s consummation of an Initial Business Combination. Such amount is reflected as deferred offering costs of $6,647,375 on the balance sheet. The underwriters will not be entitled to any interest accrued on the deferred discount.

4. Related Party Transactions

Founder Shares — In February 2011, the Sponsor purchased 4,417,683 shares of common stock (the “Founder Shares”) for $25,000, or $0.01 per share. Subsequently, in March 2011, the Sponsor returned an aggregate of 44,176 Founder Shares to the Dennis A. Miller and James M. McNamara (together with the Sponsor, the “Initial Stockholders”), each of whom agreed to serve on the Company’s board of directors upon the closing of the Public Offering.

On May 18, 2011, members of the Sponsor purchased an aggregate of 7,000,000 warrants (the “Sponsor Warrants”) at $0.75 per warrant (for an aggregate purchase price of $5,250,000) from the Company on a

GLOBAL EAGLE ACQUISITION CORP.
(A Corporation in the Development Stage)
NOTES TO FINANCIAL STATEMENTS

4. Related Party Transactions  – (continued)

private placement basis simultaneously with the closing of the Public Offering. Subsequently, in July 2011, the Sponsor transferred 333,333 Sponsor Warrants to Dennis A. Miller for an aggregate purchase price of $250,000, or $0.75 per Sponsor Warrant.

Forfeiture — As a result of the underwriters’ partial exercise of their over-allotment option for the Public Offering, the Sponsor forfeited an aggregate of 248,598 Founder Shares on May 18, 2011, reflected on the audited balance sheet as of May 19, 2011, which the Company has cancelled. After giving effect to the forfeitures, the Initial Stockholders owned 18% of the Company’s issued and outstanding shares.

In addition, a portion of the Founder Shares in an amount equal to 4.0% of the Company’s issued and outstanding shares after the Public Offering (“Earnout Shares”), will be subject to forfeiture by the Sponsor in the event the last sales price of the Company’s stock does not equal or exceed $13.00 per share for any 20 trading days within any 30-trading day period within 24 months following the closing of the Company’s Initial Business Combination.

Rights — The Founder Shares are identical to the shares of common stock included in the units being sold in the Public Offering except that (i) the Founder Shares are subject to certain transfer restrictions, as described in more detail below, and (ii) the Initial Stockholders have agreed to waive their redemption rights with respect to the Founder Shares and public shares it purchases in connection with the Initial Business Combination and has also waived their redemption rights with respect to the Founder Shares if the Company fails to consummate an Initial Business Combination by February 18, 2013.

Voting — If the Company seeks stockholder approval of its Initial Business Combination, the Initial Stockholders will agree to vote the Founder Shares in accordance with the majority of the votes cast by the Public Stockholders and to vote any public shares purchased during or after the Public Offering in favor of the Initial Business Combination.

Liquidation — Although the Initial Stockholders waived their redemption rights with respect to the Founder Shares if the Company fails to consummate an Initial Business Combination by February 18, 2013, they will be entitled to redemption rights with respect to any Public Shares they may own.

Exercise Conditions — Each Sponsor Warrant is exercisable into one share of common stock at $11.50 per share. The proceeds from the sale of the Sponsor Warrants was added to the proceeds from the Public Offering held in the Trust Account. The Sponsor Warrants are identical to the warrants included in the units sold in the Public Offering except that the Sponsor Warrants (i) are not redeemable by the Company as long as they are held by members of the Sponsor or any of their permitted transferees, (ii) are subject to certain transfer restrictions described in more detail below and (iii) may be exercised for cash or on a cashless basis.

Accounting — Since the Company is not required to net-cash settle the Sponsor Warrants, management has determined that the Sponsor Warrants will be recorded at fair value and classified within stockholders’ equity as “Additional paid-in capital” upon their issuance in accordance with FASB ASC 815-40.

Disposition Restrictions

The Initial Stockholders have agreed not to transfer, assign or sell any of the Founder Shares, except to certain permitted transferees, until one year after the completion of its Initial Business Combination or earlier if the last sales price of the Company’s common stock exceeds $13.00 per share ( as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days from the date of consummation of an Initial Business Combination. The holders of the Sponsor Warrants have agreed not to transfer, assign or sell any of the Sponsor Warrants including the common stock issuable upon exercise of the Sponsor Warrants until 30 days after the completion of an Initial Business Combination.

GLOBAL EAGLE ACQUISITION CORP.
(A Corporation in the Development Stage)
NOTES TO FINANCIAL STATEMENTS

4. Related Party Transactions  – (continued)

Registration Rights

The holders of the Founder Shares, Sponsor Warrants and warrants that may be issued upon conversion of working capital loans will have registration rights to require the Company to register a sale of any of the securities held by them pursuant to a registration rights agreement. These stockholders will be entitled to make up to three demands, excluding short form demands, that the Company register such securities for sale under the Securities Act. In addition, these stockholders have “piggy-back” registration rights to include their securities in other registration statements filed by the Company. However, the registration rights agreement provides that the Company will not permit any registration statement filed under the Securities Act to become effective until termination of the applicable lock-up period, which occurs (i) in the case of the Founder Shares, (A) one year after the completion of the Initial Business Combination or earlier if, subsequent to the Initial Business Combination, the last sales price of the Company’s common stock equals or exceeds $13.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Initial Business Combination or (B) when the Company consummates a liquidation, merger, stock exchange or other similar transaction after the Company’s Initial Business Combination which results in all of the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property, and (ii) in the case of the Sponsor Warrants and the respective common stock underlying such warrants, 30 days after the completion of the Company’s initial business combination. The Company will bear the costs and expenses of filing any such registration statements.

5. Other Related Party Transactions

Administrative Services

The Company has agreed to pay up to $10,000 a month in total for office space and general and administrative services to Roscomare Ltd., an entity owned and controlled by Harry E. Sloan, the Company’s Chairman and Chief Executive Officer, commencing promptly after the date the Company’s securities were first listed on Nasdaq (May 13, 2011) and terminating upon the earlier of (i) the completion of a Business Combination or (ii) the liquidation of the Company. $55,806 in payments have been made under this agreement as of December 31, 2011. The Company has also agreed to pay $15,000 a month to James A. Graf, the Company’s Chief Financial Officer, commencing promptly after the date the Company’s securities were first listed on Nasdaq (May 13, 2011) and terminating upon the earlier of (i) the completion of an Initial Business Combination or (ii) the liquidation of the Company. The Company has incurred or accrued approximately $114,000 under this agreement for the period ended December 31, 2011.

Note Payable

The Company issued an unsecured promissory note (the “Note”) to the Sponsor on February 2, 2011 that provided for the Sponsor to advance to the Company, from time to time, up to $200,000 for expenses related to the Public Offering. The Note was non-interest bearing and was payable on the earlier of August 1, 2011 or the completion of the Public Offering. The Sponsor advanced $140,000 to the Company under the Note in a series of transactions prior to the Public Offering. The Note was paid in full on May 18, 2011 and no balance remained outstanding subsequent to such date.

6. Trust Account

A total of $189,626,500, which includes $184,376,500 of the net proceeds from the Offering and $5,250,000 from the private placement, was placed in the Trust Account.

As of December 31, 2011, investment securities in the Company’s Trust Account consist of $189,634,541 in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations.

GLOBAL EAGLE ACQUISITION CORP.
(A Corporation in the Development Stage)
NOTES TO FINANCIAL STATEMENTS

7. Fair Value Measurements

The Company has adopted ASC 820, “Fair Value Measurement” for its financial assets and liabilities that are re-measured and reported at fair value at each reporting period, and non-financial assets and liabilities that are re-measured and reported at fair value at least annually. The adoption of ASC 820 did not have an impact on the Company’s financial position or results of operations.

The following table presents information about the Company’s assets and liabilities that are measured at fair value on a recurring basis as of December 31, 2011, and indicates the fair value hierarchy of the valuation techniques the Company utilized to determine such fair value. In general, fair values determined by Level 1 inputs utilize quoted prices (unadjusted) in active markets for identical assets or liabilities. Fair values determined by Level 2 inputs utilize data points that are observable such as quoted prices, interest rates and yield curves. Fair values determined by Level 3 inputs are unobservable data points for the asset or liability, and includes situations where there is little, if any, market activity for the asset or liability:

Description	December 31, 2011	Quoted Prices in Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Other Unobservable Inputs (Level 3)
Assets:
Restricted cash equivalents held in Trust Account	$189,634,541	$189,634,541	$—	$—

8. Income Taxes

Components of the Company’s deferred tax assets at December 31, 2011 are as follows:

Net operating loss carryforwards	$45,000
Amortizable start-up costs	267,000
312,000
Valuation allowance	(312,000)
$—

The Company established a valuation allowance of approximately $312,000 as of December 31, 2011, which fully offsets the deferred tax asset of approximately $312,000. The deferred tax asset results from applying an effective combined federal and state tax rate of 40% to start-up costs of approximately $668,000 and net operating losses of approximately $113,000. The Company’s net operating losses will expire beginning in 2031. Effective tax rates differ from statutory rates due to timing differences in the deductibility of expenses and the establishment of the valuation allowance.

9. Stockholder’s Equity

Common Stock — The authorized common stock of the Company includes up to 400,000,000 shares. Holders of the Company’s common stock are entitled to one vote for each share of common stock. At December 31, 2011, there were 23,161,585 shares of common stock outstanding.

Preferred Shares — The Company is authorized to issue 1,000,000 preferred shares with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors. At December 31, 2011, there were no shares of preferred stock outstanding.

GLOBAL EAGLE ACQUISITION CORP.
(A Corporation in the Development Stage)
Condensed Interim Balance Sheets

	September 30, 2012 (unaudited)	December 31, 2011
Assets:
Current assets:
Cash
Prepaid insurance	$167,307	$446,281
Total current assets	—	31,712
	167,307	477,993
Non-current assets:
Investments held in trust	189,642,437	189,634,541
Total assets	$189,809,744	$190,112,534
Liabilities and Stockholders’ Equity:
Current liabilities:
Accrued operating expenses and accounts payable	$362,687	$73,567
Sponsor loan	250,000	—
Franchise tax payable	248,222	113,222
Total current liabilities	860,909	186,789
Deferred underwriter compensation	6,647,375	6,647,375
Commitment and contingencies:
Common stock subject to possible redemption: 17,758,559 and 17,856,407 shares (at redemption value) as of September 30, 2012 and December 31, 2011 respectively	177,301,453	178,278,367
Stockholders’ equity:
Preferred stock, $0.0001 par value; 1,000,000 shares authorized; none issued and outstanding	—	—
Common stock, $0.0001 par value; 400,000,000 shares authorized; 5,403,026 and 5,305,178 shares issued and outstanding at September 30, 2012 and December 31, 2011, respectively (excluding 17,758,559 and 17,856,407 shares subject to redemption, respectively)	540	530
Additional paid-in capital	6,757,696	5,780,792
Deficit accumulated during the development stage	(1,758,229)	(781,319)
Total stockholders’ equity, net	5,000,007	5,000,003
Total liabilities and stockholders’ equity	$189,809,744	$190,112,534

The accompanying notes are an integral part of these condensed interim financial statements.

GLOBAL EAGLE ACQUISITION CORP.
(A Corporation in the Development Stage)
Condensed Interim Statements of Operations
(Unaudited)

	Three Months Ended September 30, 2012	Three Months Ended September 30, 2011	Nine Months Ended September 30, 2012	Period from February 2, 2011 (inception) through September 30, 2011	Period from February 2, 2011 (inception) through September 30, 2012
Revenue	$—	$—	$—	$—	$—
General and administrative expenses	362,401	316,308	984,807	490,663	1,774,166
Loss from operations	(362,401)	(316,308)	(984,807)	(490,663)	(1,774,166)
Other income
Interest income	2,652	3,547	7,897	5,389	15,937
Net loss attributable to common shares outstanding	$(359,749)	$(312,761)	$(976,910)	$(485,274)	$(1,758,229)
Weighted average number of common shares outstanding, basic and diluted	5,367,385	5,245,222	5,336,181	4,881,541	5,146,605
Net loss per common share outstanding, basic and diluted	$(0.07)	$(0.06)	$(0.18)	$(0.10)	$(0.34)

The accompanying notes are an integral part of these condensed interim financial statements.

GLOBAL EAGLE ACQUISITION CORP.
(A Corporation in the Development Stage)
Condensed Interim Statement of Stockholders’ Equity

For the period from February 2, 2011 (inception) to September 30, 2012

	Common Stock		Additional Paid-in Capital	Deficit Accumulated During the Development Stage	Total Stockholders’ Equity
	Shares	Amount
Sale on February 2, 2011 of common stock to Sponsor at $0.01 per share	4,417,683	$442	$24,558	—	$25,000
Sale on May 18, 2011 of 18,992,500 units, net of offering expenses	18,992,500	1,899	189,923,101	—	189,925,000
Forfeiture of common stock issued to Sponsor	(248,598)	(25)	25	—	—
Proceeds subject to possible redemption of 17,856,407 shares on December 31, 2011	(17,856,407)	(1,786)	(178,276,581)	—	(178,278,367)
Underwriters’ discount and offering expenses	—	—	(11,140,311)	—	(11,140,311)
Proceeds from private placement of 7,000,000 warrants on May 18, 2011	—	—	5,250,000	—	5,250,000
Net loss attributable to stockholders for the period ended December 31, 2011				(781,319)	(781,319)
Balances as of December 31, 2011	5,305,178	$530	$5,780,792	$(781,319)	$5,000,003
Net loss attributable to stockholders for the nine month period ended September 30, 2012 (unaudited)	—	—	—	(976,910)	(976,910)
Decrease in amount of redeemable shares to 17,758,559 at September 30, 2012 (unaudited)	97,848	10	976,904	—	976,914
Balances as of September 30, 2012 (unaudited)	5,403,026	$540	$6,757,696	$(1,758,229)	$5,000,007

The accompanying notes are an integral part of these condensed interim financial statements.

GLOBAL EAGLE ACQUISITION CORP.
(A Corporation in the Development Stage)
Condensed Interim Statements of Cash Flows
(Unaudited)

	Nine Months Ended September 30, 2012	Period from February 2, 2011 (inception) through September 30, 2011	Period from February 2, 2011 (inception) through September 30, 2012
Cash Flows from Operating Activities:
Net loss	$(976,910)	$(485,274)	$(1,758,229)
Adjustments to reconcile net loss to net cash used in operating activities:
Prepaid insurance	31,713	(52,456)	—
Accrued expenses and accounts payable	289,120	—	362,687
Franchise tax payable	135,000	68,220	248,222
Net cash used in operating activities	(521,077)	(469,510)	(1,147,320)
Cash Flows from Investing Activities:
Principal deposited in Trust Account	—	(189,626,500)	(189,626,500)
Interest reinvested into Trust Account	(7,897)	(5,389)	(15,937)
Net cash used in investing activities	(7,897)	(189,631,889)	(189,642,437)
Cash Flows from Financing Activities:
Proceeds from sale of common stock to Sponsor	—	25,000	25,000
Proceeds from note payable to Sponsor	250,000	140,000	390,000
Net proceeds from Public Offering, after payment of upfront underwriting fee	—	186,126,500	186,126,500
Net proceeds from private placement	—	5,250,000	5,250,000
Repayment of Sponsor note	—	(140,000)	(140,000)
Payment of offering expenses	—	(694,436)	(694,436)
Net cash provided by financing activities	250,000	190,707,064	190,957,064
Increase (decrease) in cash during period	(278,974)	605,665	167,307
Cash at beginning of period	446,281	—	—
Cash at end of period	$167,307	$605,665	$167,307
Supplemental Disclosure of Non-Cash Financing Activities:
Deferred underwriting compensation	$—	$6,647,375	$6,647,375

The accompanying notes are an integral part of these condensed interim financial statements.

GLOBAL EAGLE ACQUISITION CORP.
(A Corporation in the Development Stage)
NOTES TO CONDENSED INTERIM FINANCIAL STATEMENTS
(Unaudited)

Note 1. Interim Financial Information

The accompanying unaudited interim financial statements of Global Eagle Acquisition Corp. (the “Company”) should be read in conjunction with the audited financial statements and notes thereto included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 28, 2012. The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information and in accordance with the instructions to Form 10-Q and Article 10 of Regulation S-X. Accordingly, since they are interim statements, the accompanying financial statements do not include all of the information, notes and disclosures required by GAAP for a complete financial statement presentation. In the opinion of management, the interim financial statements reflect all adjustments consisting of normal, recurring adjustments that are necessary for a fair presentation of the financial position, results of operations and cash flows for the interim periods presented. Interim results are not necessarily indicative of results for a full year.

Note 2. Organization and Business Operations

Incorporation

The Company was incorporated in Delaware on February 2, 2011.

Sponsor

The Company’s sponsor is Global Eagle Acquisition, LLC, a Delaware limited liability company (the “Sponsor”). Members of the Sponsor include Harry E. Sloan, the Company’s Chairman and Chief Executive Officer, Jeff Sagansky, the Company’s President, and James A. Graf, the Company’s Vice President, Chief Financial Officer, Treasurer and Secretary.

Fiscal Year End

The Company has selected December 31 as its fiscal year end.

Financing

On May 18, 2011, the Company consummated a public offering (the “Public Offering” - Note 4) and a private placement (Note 5) and placed $189,626,500 of the proceeds thereof in the Trust Account (discussed below). The Company intends to finance a Business Combination in part with proceeds from the Public Offering and the private placement.

Trust Account

The amounts held in the trust account (the “Trust Account”) are required to be invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), having a maturity of 180 days or less, or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations.

Except for a portion of interest income earned on the Trust Account balance that may be released to the Company to pay any taxes on such interest and up to $1.75 million to fund working capital requirements, and any amounts necessary for the Company to purchase up to 50% of the Company’s public shares if the Company seeks stockholder approval of the Business Combination, none of the funds held in the Trust Account will be released until the earlier of: (i) the consummation of the Business Combination; or (ii) the redemption of 100% of the shares of common stock, par value $0.0001 per share, included in the units sold in the Public Offering (“Public Shares”) if the Company is unable to consummate a Business Combination within 21 months from the closing of the Public Offering (subject to the requirements of law).

GLOBAL EAGLE ACQUISITION CORP.
(A Corporation in the Development Stage)
NOTES TO CONDENSED INTERIM FINANCIAL STATEMENTS
(Unaudited)

Note 2. Organization and Business Operations  – (continued)

Business Combination

A Business Combination is subject to the following size, focus and stockholder approval provisions:

Size and Nature of Transaction — The Company’s Business Combination must occur with one or more target businesses that together have a fair market value of at least 80% of the assets held in the Trust Account (excluding the deferred underwriting commissions and taxes payable on the income earned on the Trust Account) at the time of the agreement to enter into the Business Combination. The Company will not complete a Business Combination unless it acquires 50% or more of the outstanding voting securities of a target company or is otherwise not required to register as an investment company under the Investment Company Act.

Focus — The Company’s efforts in identifying prospective target businesses initially will be focused on businesses in the media or entertainment sectors, but the Company may pursue opportunities in other business sectors.

Tender Offer/Stockholder Approval — The Company, after signing a definitive agreement for a Business Combination, will either (i) seek stockholder approval of the Business Combination at a meeting called for such purpose in connection with which holders of Public Shares (“Public Stockholders”) may seek to redeem their shares, regardless of whether they vote for or against the Business Combination, for cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account, including interest but less franchise and income taxes payable, or (ii) provide Public Stockholders with the opportunity to sell their shares to the Company by means of a tender offer (and thereby avoid the need for a stockholder vote) for an amount in cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account, including interest but less franchise and income taxes payable. The decision as to whether the Company will seek stockholder approval of the Business Combination or will allow Public Stockholders to sell their shares in a tender offer will be made by the Company, solely in its discretion, and will be based on a variety of factors such as the timing of the transaction and whether the terms of the transaction would otherwise require the Company to seek stockholder approval. If the Company seeks stockholder approval, it will consummate the Business Combination only if a majority of the outstanding shares of common stock voted are voted in favor of the Business Combination. However, in no event will the Company redeem its Public Shares in an amount that would cause its net tangible assets to be less than $5,000,001. In such case, the Company would not proceed with the redemption of its Public Shares and the related Business Combination, and instead may search for an alternate Business Combination.

Regardless of whether the Company holds a stockholder vote or a tender offer in connection with a Business Combination, Public Stockholders will have the right to redeem their shares for an amount in cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account, including interest but less franchise and income taxes payable upon the closing of the Business Combination. As a result, such shares of common stock were recorded at conversion/tender value and classified as temporary equity in accordance with Financial Accounting Standards Board, or FASB, ASC Topic 480, “Distinguishing Liabilities from Equity.”

Permitted Purchase of Public Shares — If the Company seeks stockholder approval prior to the Business Combination and does not conduct redemptions pursuant to the tender offer rules, prior to the Business Combination, the Company’s Amended and Restated Certificate of Incorporation permits the release to the Company from the Trust Account amounts necessary to purchase up to 50% of the Public Shares. All shares so purchased by the Company will be immediately cancelled.

GLOBAL EAGLE ACQUISITION CORP.
(A Corporation in the Development Stage)
NOTES TO CONDENSED INTERIM FINANCIAL STATEMENTS
(Unaudited)

Note 2. Organization and Business Operations  – (continued)

Liquidation

If the Company does not consummate a Business Combination within 21 months from the closing of the Public Offering (February 18, 2013), the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest but net of franchise and income taxes payable (less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and subject to the requirement that any refund of income taxes that were paid from the Trust Account which is received after such redemption shall be distributed to the former Public Stockholders, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

In the event of liquidation, it is possible that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the price per unit sold in the Public Offering (assuming no value is attributed to the warrants contained in the units offered in the Public Offering discussed in Note 4).

Going Concern

In the event that the Company does not consummate a Business Combination by February 18, 2013, the proceeds held in the Trust Account will be distributed to the Company’s public stockholders. The potential mandatory liquidation raises substantial doubt about the Company’s ability to continue as a going concern. The accompanying condensed interim financial statements do not include any adjustments that may be necessary if the Company is unable to continue as a going concern.

Note 3. Significant Accounting Policies

Development Stage Company

The Company is considered to be in the development stage as defined by FASB ASC 915, “Development Stage Entities,” and is subject to the risks associated with activities of development stage companies. The Company has neither engaged in any operations nor generated any operating revenues to date. All activity through the date the financial statements were issued relates to the Company’s formation and the Public Offering. The Company will not generate any operating revenues until after completion of a Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income on the Trust Account.

Net Loss Per Share

Basic net loss per share is computed by dividing net loss by the weighted average number of shares of common stock outstanding during the period in accordance with FASB ASC 260, “Earnings Per Share”. Diluted net loss per share is computed by dividing net loss by the weighted average number of shares of common stock outstanding, plus to the extent dilutive, the incremental number of shares of common stock to settle warrants issued in the Public Offering and private placement, as calculated using the treasury stock method. As the Company reported a net loss for the nine months ended September 30, 2012 and for all periods presented, the effect of the 18,992,500 warrants issued in the Public Offering and 7,000,000 warrants issued in the private placement have not been considered in the diluted loss per ordinary share because their effect would be anti-dilutive. As a result, dilutive loss per common share is equal to basic loss per common share.

GLOBAL EAGLE ACQUISITION CORP.
(A Corporation in the Development Stage)
NOTES TO CONDENSED INTERIM FINANCIAL STATEMENTS
(Unaudited)

Note 3. Significant Accounting Policies  – (continued)

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Reclassifications

Certain reclassifications have been made to amounts previously reported for 2011 to conform with the 2012 presentation. Such reclassifications have no effect on previously reported net income (loss).

Income Taxes

Deferred income taxes are provided for the differences between the bases of assets and liabilities for financial reporting and income tax purposes. A valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.

The Company is required to determine whether its tax positions are more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority. De-recognition of a tax benefit previously recognized results in the Company recording a tax liability that reduces ending retained earnings. Based on its analysis, the Company has determined that it has not incurred any liability for unrecognized tax benefits as of September 30, 2012 and December 31, 2011. The Company's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, on-going analyses of and changes to tax laws, regulations and interpretations thereof. The Company has been subject to income tax examinations by major taxing authorities since inception.

The Company recognizes interest and penalties related to unrecognized tax benefits in interest expense and other expenses, respectively. No interest expense or penalties have been recognized as of and for the quarterly period ended September 30, 2012 and 2011 or the periods from February 2, 2011 (inception) to September 30, 2012 and 2011.

The Company may be subject to potential examination by U.S. federal, U.S. states or foreign jurisdiction authorities in the areas of income taxes. These potential examinations may include questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions and compliance with U.S. federal, U.S. state and foreign tax laws. The Company's management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.

The Company is incorporated in the State of Delaware and is therefore required to pay franchise taxes to the State of Delaware on an annual basis.

Redeemable Shares of Common Stock

All of the 18,992,500 Public Shares contain a redemption feature which allows for the redemption of such shares of common stock under provisions of the Company's Amended and Restated Certificate of Incorporation. In accordance with ASC 480, redemption provisions not solely within the control of the Company require the security to be classified outside of permanent equity. Ordinary liquidation events, which involve the redemption and liquidation of all of the entity's equity instruments, are excluded from the provisions of ASC 480. Although the Company does not specify a maximum redemption threshold, its Amended and Restated Certificate of Incorporation provides that in no event will the Company redeem any of its Public Shares if the aggregate amount of such redemption requests would cause its net tangible assets (shareholders' equity) to be less than $5,000,001.

GLOBAL EAGLE ACQUISITION CORP.
(A Corporation in the Development Stage)
NOTES TO CONDENSED INTERIM FINANCIAL STATEMENTS
(Unaudited)

Note 3. Significant Accounting Policies  – (continued)

The Company recognizes changes in redemption value immediately as they occur and will adjust the carrying value of the security to equal the redemption value at the end of each reporting period. Increases or decreases in the carrying amount of redeemable shares of common stock are affected by charges against common stock and additional paid-in capital.

At September 30, 2012 and December 31, 2011, 17,758,559 and 17,856,407, respectively, of the 18,992,500 Public Shares were classified outside of permanent equity at their redemption value. The redemption value is equal to the pro rata share of the aggregate amount then on deposit in the Trust Account, including interest exceeding $1.75 million that the Company may withdraw for working capital purposes but less taxes payable. For all periods presented, the pro rata redemption amount was approximately $9.98.

Fair Value of Financial Instruments

Unless otherwise disclosed, the fair value of the Company’s assets and liabilities that qualify as financial instruments under FASB ASC 820, “Fair Value Measurements and Disclosures”, approximates the carrying amounts due primarily to their short term nature.

Recent Accounting Pronouncements

Management does not believe that any recently issued, but not effective, accounting standards, if currently adopted, would have a material effect on the Company’s condensed interim financial statements.

Note 4. Public Offering

Public Units

On May 18, 2011, the Company sold 18,992,500 units at a price of $10.00 per unit in the Public Offering (which included 1,497,500 units to cover the partial exercise of the over allotment option of the underwriters). Each unit consists of one Public Share and one warrant (the “Public Warrants”).

Public Warrant Terms and Conditions

Exercise conditions — Each Public Warrant entitles the holder to purchase from the Company one share of common stock at an exercise price of $11.50 per share commencing on the later of: (i) 30 days after the consummation of a Business Combination, or (ii) 12 months from the date of the prospectus for the Public Offering, provided that the Company has an effective registration statement covering the shares of common stock issuable upon exercise of the Public Warrants (or the Public Warrants are exercisable on a cashless basis) and such shares are registered or qualified under the securities laws of the state of the exercising holder. The Public Warrants expire five years from the date of the prospectus for the Public Offering, unless earlier redeemed. The Public Warrants are redeemable in whole and not in part at a price of $0.01 per warrant upon a minimum of 30 days’ notice after the warrants become exercisable, only in the event that the last sale price of the common stock exceeds $17.50 per share for any 20 trading days within a 30-trading day period. If the Public Warrants are redeemed by the Company, management will have the option to require all holders that wish to exercise warrants to do so on a cashless basis.

Registration Risk — In accordance with the warrant agreement relating to the Public Warrants, the Company will be required to use its best efforts to maintain the effectiveness of a registration statement relating to common stock which would be issued upon exercise of the Public Warrants. The Company will not be obligated to deliver securities, and there are no contractual penalties for failure to deliver securities, if a registration statement is not effective at the time of exercise. Additionally, in the event that a registration is not effective at the time of exercise, the holders of such Public Warrants shall not be entitled to exercise such Public Warrants (except on a cashless basis under certain circumstances) and in no event (whether in the case of a registration statement not being effective or otherwise) will the Company be required to net cash settle or cash settle the Public Warrants. Consequently, the Public Warrants may expire unexercised, unredeemed and worthless.

GLOBAL EAGLE ACQUISITION CORP.
(A Corporation in the Development Stage)
NOTES TO CONDENSED INTERIM FINANCIAL STATEMENTS
(Unaudited)

Note 4. Public Offering  – (continued)

Accounting — Because the Company is not required to net cash settle the Public Warrants, the Public Warrants were recorded at fair value and classified within stockholders’ equity as “Additional paid-in capital” upon their issuance in accordance with FASB ASC Topic 815-40.

Underwriting Discount

The Company paid an underwriting discount of 2.0% of the public unit offering price to the underwriters at the closing of the Public Offering and is committed to pay to the underwriters an additional fee of 3.5% of the gross offering proceeds payable upon the Company’s consummation of a Business Combination. Such amount is reflected as deferred offering compensation of $6,647,375 on the condensed interim balance sheets. The underwriters will not be entitled to any interest accrued on the deferred discount.

Note 5. Related Party Transactions

Founder Shares — In February 2011, the Sponsor purchased 4,417,683 shares of common stock (the “Founder Shares”) for an aggregate purchase price of $25,000, or approximately $0.01 per share. Subsequently, in March 2011, the Sponsor transferred an aggregate of 44,176 Founder Shares to Dennis A. Miller and James M. McNamara and in May 2012, the Sponsor transferred an aggregate of 10,000 Founder Shares to Cole A. Sirucek (together with the Sponsor, the “Initial Stockholders”), in the case of Dennis A. Miller and James M. McNamara each of whom agreed to serve on the Company's board of directors upon the closing of the Public Offering and in the case of Cole A. Sirucek who agreed to serve on the Company's board of directors as of May 2012.

The securities described in the preceding paragraph were issued by the Company in connection with the Company’s organization pursuant to the exemption from registration contained in Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and were sold to accredited investors.

Forfeiture — As a result of the underwriters’ partial exercise of their over-allotment option for the Public Offering, the Sponsor forfeited an aggregate of Founder Shares on After giving effect to the forfeitures, the Initial Stockholders owned 18% of the Company’s issued and outstanding shares.

In addition, a portion of the Founder Shares in an amount equal to 4.0% of the Company’s issued and outstanding shares after the Public Offering (“Earnout Shares”), will be subject to forfeiture on the third anniversary of the closing of the Company’s Business Combination unless following the Business Combination (i) the last sales price of the Company’s stock equals or exceeds $13.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period or (ii) the Company completes a liquidation, merger, stock exchange or other similar transaction that results in all of the Company’s stockholders having the right to exchange their shares of common stock for consideration in cash, securities or other property which equals or exceeds $13.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like).

Rights — The Founder Shares are identical to the shares of common stock included in the units sold in the Public Offering except that (i) the Founder Shares are subject to certain transfer restrictions, as described in more detail below, and (ii) the Initial Stockholders have agreed to waive their redemption rights with respect to the Founder Shares (and any Public Shares they may purchase) in connection with the Business Combination and also waived their redemption rights with respect to the Founder Shares if the Company fails to consummate a Business Combination within 21 months from the closing of the Public Offering.

GLOBAL EAGLE ACQUISITION CORP.
(A Corporation in the Development Stage)
NOTES TO CONDENSED INTERIM FINANCIAL STATEMENTS
(Unaudited)

Note 5. Related Party Transactions  – (continued)

Voting — If the Company seeks stockholder approval of the Business Combination, the Initial Stockholders have agreed to vote the Founder Shares in accordance with the majority of the votes cast by the public stockholders and to vote any public shares purchased during or after the Public Offering in favor of the Business Combination.

Liquidation — Although the Initial Stockholders waived their redemption rights with respect to the Founder Shares if the Company fails to consummate a Business Combination within 21 months from the closing of the Public Offering, they will be entitled to redemption rights with respect to any Public Shares they may own.

Disposition Restrictions — The Initial Stockholders have agreed not to transfer, assign or sell any of their Founder Shares, except to certain permitted transferees, until one year after the completion of the Business Combination or earlier if the last sales price of the Company’s common stock exceeds $13.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days from the date of consummation of a Business Combination.

Sponsor Warrants — The Sponsor purchased an aggregate of 7,000,000 Sponsor Warrants at a price of $0.75 per warrant (for an aggregate purchase price of $5,250,000) from the Company on a private placement basis simultaneously with the closing of the Public Offering. Subsequently, in July 2011, the Sponsor transferred 333,333 Sponsor Warrants to Dennis A. Miller for an aggregate purchase price of $250,000, or $0.75 per Sponsor Warrant.

Exercise conditions — Each Sponsor Warrant is exercisable into one share of common stock at $11.50 per share. The proceeds from the sale of the Sponsor Warrants were added to the portion of the proceeds from the Public Offering placed in the Trust Account. The Sponsor Warrants are identical to the warrants included in the units sold in the Public Offering except that the Sponsor Warrants (i) are not be redeemable by the Company as long as they are held by the Sponsor or any of its permitted transferees, (ii) are subject to certain transfer restrictions described in more detail below and (iii) may be exercised for cash or on a cashless basis.

Accounting — Because the Company is not required to net-cash settle the Sponsor Warrants, the Sponsor Warrants were recorded at fair value and classified within stockholders' equity as “Additional paid-in capital” upon their issuance in accordance with FASB ASC Topic 815-40.

Disposition Restrictions — The holders of the Sponsor Warrants may not transfer, assign or sell any of the Sponsor Warrants, including the common stock issuable upon exercise of the Sponsor Warrants, except to certain permitted transferees, until 30 days after the completion of a Business Combination.

Registration Rights — The holders of the Founder Shares, Sponsor Warrants and warrants that may be issued upon conversion of working capital loans which may be made to the Company as described in the have registration rights, pursuant to a registration rights agreement, to require the Company to register for sale any of the securities held by them. These security holders will be entitled to make up to three demands, excluding short form demands, that the Company register such securities for sale under the Securities Act of 1933, as amended (the “Securities Act”). In addition, these security holders have “piggy-back” registration rights to include their securities in other registration statements filed by the Company. However, the registration rights agreement provides that the Company will not permit any registration statement filed under the Securities Act to become effective until termination of the applicable lock-up period, which occurs (i) in the case of the Founder Shares, (A) one year after the completion of the Business Combination or earlier if, subsequent to the Business Combination, the last sales price of the Company’s common stock equals or exceeds $13.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading

GLOBAL EAGLE ACQUISITION CORP.
(A Corporation in the Development Stage)
NOTES TO CONDENSED INTERIM FINANCIAL STATEMENTS
(Unaudited)

Note 5. Related Party Transactions  – (continued)

day period commencing at least 150 days after the Business Combination or (B) when the Company consummates a liquidation, merger, stock exchange or other similar transaction after the Company’s Business Combination which results in all of the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property, and (ii) in the case of the Sponsor Warrants and the respective common stock underlying such warrants, 30 days after the completion of the Company’s Business Combination. The Company will bear the costs and expenses of filing any such registration statements.

Note 6. Other Related Party Transactions

Administrative Services

The Company has agreed to pay $10,000 a month in total for office space and general and administrative services to Roscomare Ltd., an entity owned and controlled by Harry E. Sloan, the Company’s Chairman and Chief Executive Officer, commencing promptly after the date the Company’s securities were first listed on Nasdaq (May 13, 2011) and terminating upon the earlier of (i) the completion of a Business Combination or (ii) the liquidation of the Company. The Company has incurred or accrued approximately $30,000 under this agreement for the three-month period ended September 30, 2012, approximately $30,000 for the three-month period ended September 30, 2011, approximately $90,000 for the nine-month period ended September 30, 2012, approximately $46,000 for the period from February 2, 2011 (inception) to September 30, 2011 and approximately $166,000 for the period from February 2, 2011 (inception) to September 30, 2012, prior to approximately $66,000 in offsets paid to the Company by Roscomare Ltd. for sharing of certain expenses. The Company has also agreed to pay $15,000 a month to James A. Graf, the Company’s Chief Financial Officer, commencing promptly after the date the Company’s securities were first listed on Nasdaq (May 13, 2011) and terminating upon the earlier of (i) the completion of a Business Combination or (ii) the liquidation of the Company. The Company has incurred or accrued approximately $45,000 under this agreement for the three-month period ended September 30, 2012, approximately $45,000 under this agreement for the three-month period ended September 30, 2011, approximately $135,000 for the nine-month period ended September 30, 2012, approximately $69,000 for the period from February 2, 2011 (inception) to September 30, 2011 and $249,000 for the period from February 2, 2011 (inception) to September 30, 2012.

Notes Payable

The Company issued an unsecured promissory note (the “Note”) to the Sponsor on February 2, 2011 that provided for the Sponsor to advance to the Company, from time to time, up to $200,000 for expenses related to the Public Offering. The Note was non-interest bearing and was payable on the earlier of August 1, 2011 or the completion of the Public Offering. In the period from February 2, 2011 (inception) to September 30, 2012, the Sponsor advanced $140,000 to the Company under the Note in a series of transactions prior to the Public Offering, leaving a total $60,000 as yet undrawn on such date. The Note was paid in full on May 18, 2011 and no balance remained outstanding as of September 30, 2012 and December 31, 2011.

The Company issued an unsecured promissory note (the “Second Note”) to the Sponsor on August 21, 2012, pursuant to which the Sponsor advanced $250,000 to the Company to fund ongoing operating expenses. The Second Note is non-interest bearing and is payable upon the earlier of (i) the completion of a Business Combination or (ii) February 18, 2013.

Note 7. Trust Account

A total of $189,626,500 of the net proceeds from the Public Offering and the private placement was placed in the Trust Account.

GLOBAL EAGLE ACQUISITION CORP.
(A Corporation in the Development Stage)
NOTES TO CONDENSED INTERIM FINANCIAL STATEMENTS
(Unaudited)

Note 7. Trust Account  – (continued)

As of September 30, 2012 and December 31, 2011, investment securities in the Company’s Trust Account consist of $189,642,437 and $189,634,541, respectively, in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations. At September 30, 2012 and December 31, 2011 $15,937 and $8,041 were available for working capital, respectively.

Note 8. Fair Value Measurements

The Company complies with ASC 820, “Fair Value Measurement”, for its financial assets and liabilities that are re-measured and reported at fair value at each reporting period, and non-financial assets and liabilities that are re-measured and reported at fair value at least annually. The adoption of ASC 820 did not have an impact on the Company’s financial position or results of operations.

The following tables present information about the Company’s assets and liabilities that are measured at fair value on a recurring basis as of September 30, 2012 and December 31, 2011, and indicate the fair value hierarchy of the valuation techniques the Company utilized to determine such fair value. In general, fair values determined by Level 1 inputs utilize quoted prices (unadjusted) in active markets for identical assets or liabilities. Fair values determined by Level 2 inputs utilize data points that are observable such as quoted prices, interest rates and yield curves. Fair values determined by Level 3 inputs are unobservable data points for the asset or liability, and includes situations where there is little, if any, market activity for the asset or liability:

Description	September 30, 2012 (unaudited)	Quoted Prices in Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Other Unobservable Inputs (Level 3)
Assets:
Restricted cash equivalents held in Trust Account	$189,642,437	$189,642,437	$—	$—

Description	December 31, 2011	Quoted Prices in Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Other Unobservable Inputs (Level 3)
Assets:
Restricted cash equivalents held in Trust Account	$189,634,541	$189,634,541	$—	$—

Note 9. Stockholders’ Equity

Common Stock — At September 30, 2012, the authorized common stock of the Company included up to 400,000,000 shares. Holders of the Company’s common stock are entitled to one vote for each share of common stock. At September 30, 2012 and December 31, 2011, there were 5,403,026 and 5,305,178 shares of common stock outstanding, excluding 17,758,559 and 17,856,407 shares at redemption value, respectively.

Preferred Shares — The Company is authorized to issue 1,000,000 preferred shares with such designations, voting and other rights and preferences as may be determined from time to time by the Company’s board of directors. At September 30, 2012 and December 31, 2011, there were no shares of preferred stock outstanding.

GLOBAL EAGLE ACQUISITION CORP.
(A Corporation in the Development Stage)
NOTES TO CONDENSED INTERIM FINANCIAL STATEMENTS
(Unaudited)

Note 10. Subsequent Event

On November 8, 2012, the Company entered into (i) an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), by and among the Company, EAGL Merger Sub Corp., a Delaware corporation (“Merger Sub”), and Row 44, Inc., a Delaware corporation (“Row 44”), pursuant to which Merger Sub will merge with an into Row 44, with Row 44 surviving, and each share of common stock of Row 44 being exchanged into shares of common stock of the Company and (ii) a Stock Purchase Agreement (the “Stock Purchase Agreement”), by and between the Company and PAR Investment Partners, L.P., a Delaware limited partnership (“PAR”), pursuant to which the Company will purchase from PAR all of the shares of common stock of AIA owned by PAR in exchange for shares of non-voting common stock of the Company. The transactions contemplated by the Merger Agreement and Stock Purchase Agreement are collectively referred to as the “Proposed Business Combination”.

Gross consideration payable by the Company to Row 44 equity holders under the Merger Agreement will be $250,000,000. Gross consideration payable to PAR under the Stock Purchase Agreement will be $143,682,330.

Prior to the consummation of the Proposed Business Combination, each outstanding unit of the Company will be separated into its component common stock and warrant, each of which will be treated as described above.

In connection with the Proposed Business Combination, the holders of shares of common stock of the Company included in the units sold in the Public Offering will have the opportunity to redeem such shares upon the consummation of the Proposed Business Combination for cash in an amount equal to their pro rata share of the aggregate amount on deposit in the Trust Account.

ROW 44, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Row 44, Inc.

We have audited the accompanying balance sheets of Row 44, Inc. as of December 31, 2011 and 2010, and the related statements of operations, stockholders’ deficit, and cash flows for each of the two years in the period ended December 31, 2011. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards established by the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Row 44, Inc. at December 31, 2011 and 2010, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in note 1 to the financial statements, the Company has incurred recurring operating losses and has not generated cash flows from operations. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters also are described in note 1. The accompanying financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of this uncertainty.

Rose, Snyder & Jacobs LLP
Encino, California
November 5, 2012

ROW 44, INC.

BALANCE SHEETS
DECEMBER 31, 2011 AND 2010

ASSETS

	2011	2010
CURRENT ASSETS
Cash and cash equivalents	$8,809,679	$3,489,000
Accounts receivable, net of allowance for doubtful accounts of $7,293 and $48,293	4,415,989	5,256,768
Inventories	3,047,287	4,027,120
Prepaid expenses	1,339,257	523,679
Advances, related parties	—	211,924
Other current assets	211,742	156,685
TOTAL CURRENT ASSETS	17,823,954	13,665,176
PROPERTY AND EQUIPMENT, net	2,813,544	3,151,236
OTHER ASSETS
Notes receivable, related parties	70,095	—
Other assets	262,197	199,907
TOTAL OTHER ASSETS	332,292	199,907
TOTAL ASSETS	$20,969,790	$17,016,319
LIABILITIES AND STOCKHOLDERS' DEFICIT
CURRENT LIABILITIES
Accounts payable and accrued expenses	$12,799,156	$6,552,159
Accrued employee paid-time-off	322,313	205,625
Deferred revenue	8,403,996	2,663,879
Notes payable and accrued interest, current portion	7,353,183	12,148
TOTAL CURRENT LIABILITIES	28,878,648	9,433,811
LONG-TERM LIABILITIES
Deferred revenue	222,923	667,021
Other non-current liabilities	50,000	50,000
Notes payable and accrued interest, non-current portion	52,612	66,912
TOTAL LIABILITIES	29,204,183	10,217,744
COMMITMENTS AND CONTINGENCIES
REDEEMABLE PREFERRED STOCK, at redemption value
Series A-1, $0.0001 par value; 9,794,142 shares authorized, issued and outstanding	8,558,796	7,924,811
Series A-2, $0.0001 par value; 19,887,000 shares authorized, issued and outstanding	19,860,613	18,389,457
Series B-1, $0.0001 par value; 73,783,872 shares authorized, issued and outstanding	25,447,132	23,562,159
Series B-2, $0.0001 par value; 62,326,439 shares authorized, issued and outstanding	18,497,358	17,126,976
TOTAL REDEEMABLE PREFERRED STOCK	72,363,899	67,003,403
STOCKHOLDERS' DEFICIT
Common stock, $0.0001 par value; 500,000,000 shares authorized, 86,084,342 and 24,663,510 shares issued and outstanding at December 31, 2011 and 2010, respectively	8,608	2,466
Treasury stock, 2,501,263 shares in treasury at December 31, 2011	(250,126)	—
Additional paid-in capital	5,708,964	8,035,980
Subscriptions receivable	(868,714)	(835,336)
Accumulated deficit	(85,197,024)	(67,407,938)
TOTAL STOCKHOLDERS' DEFICIT	(80,598,292)	(60,204,828)
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$20,969,790	$17,016,319

See report of independent registered public accounting firm and notes to financial statements.

ROW 44, INC.

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	2011	2010
REVENUES
Equipment revenue	$32,852,829	$15,778,619
Services revenue	3,182,188	283,707
TOTAL REVENUES	36,035,017	16,062,326
OPERATING EXPENSES
Equipment cost of sales	29,343,601	16,933,723
Cost of services	8,089,437	2,353,595
Personnel	5,725,083	3,688,450
Research and development	3,392,101	4,241,704
Selling, general and administrative	6,980,663	4,234,172
TOTAL OPERATING EXPENSES	53,530,885	31,451,644
OPERATING LOSS	(17,495,868)	(15,389,318)
OTHER INCOME (EXPENSE)
Miscellaneous income (expense)	92	(58,054)
Interest income	53,442	82,169
Loss on disposal of assets	(60,491)	(26,098)
Interest expense	(286,261)	(3,664,829)
TOTAL OTHER INCOME (EXPENSES)	(293,218)	(3,666,812)
NET LOSS	(17,789,086)	(19,056,130)
Less: Preferred stock dividends	(5,360,496)	(3,811,340)
NET LOSS AVAILABLE TO COMMON STOCKHOLDERS	$(23,149,582)	$(22,867,470)
Net loss attributable to common stock per share – basic and diluted	$(0.57)	$(0.93)
Weighted average number of common shares outstanding – basic and diluted	40,313,201	24,663,510

See report of independent registered public accounting firm and notes to financial statements.

ROW 44, INC.

STATEMENTS OF STOCKHOLDERS' DEFICIT
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	Common Stock		Treasury Stock		Additional Paid-in Capital	Subscriptions Receivable	Accumulated Deficit	Total
	Shares	Amount	Shares	Amount
Balance, January 1, 2010	24,663,510	$2,466	—	$—	$3,793,390	$(794,387)	$(48,351,808)	$(45,350,339)
Warrants for common stock issued for services	—	—	—	—	10,256	—	—	10,256
Discount on convertible promissory notes	—	—	—	—	2,182,500	—		2,182,500
Reclassification of derivative liabilities	—	—	—	—	5,717,533	—	—	5,717,533
Stock-based compensation	—	—	—	—	143,641	—	—	143,641
Preferred stock dividends	—	—	—	—	(3,811,340)	—	—	(3,811,340)
Interest income on subscriptions receivable	—	—	—	—	—	(40,949)	—	(40,949)
Net loss	—	—	—	—	—	—	(19,056,130)	(19,056,130)
Balance, December 31, 2010	24,663,510	2,466	—	—	8,035,980	(835,336)	(67,407,938)	(60,204,828)
Repurchase of common stock from officers	—	—	(900,000)	(90,000)	—	—	—	(90,000)
Receipt of common stock from officers as payment on advances and subscription receivable	—	—	(1,601,263)	(160,126)	—	12,750	—	(147,376)
Exercise of warrants for common stock	61,420,832	6,142	—	—	—	—	—	6,142
Discount on convertible promissory notes	—	—	—	—	2,939,440	—	—	2,939,440
Stock-based compensation	—	—	—	—	94,040	—	—	94,040
Preferred stock dividends	—	—	—	—	(5,360,496)	—	—	(5,360,496)
Interest income on subscriptions receivable	—	—	—	—	—	(46,128)	—	(46,128)
Net loss	—	—	—	—	—	—	(17,789,086)	(17,789,086)
Balance, December 31, 2011	86,084,342	$8,608	(2,501,263)	$(250,126)	$5,708,964	$(868,714)	$(85,197,024)	$(80,598,292)

See report of independent registered public accounting firm and notes to financial statements.

ROW 44, INC.

STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	2011	2010
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(17,789,086)	$(19,056,130)
Adjustments to reconcile net loss to net cash used in operating activities:
Non-cash interest on convertible promissory notes	249,791	2,860,212
Depreciation and amortization	928,184	837,156
Reserve for excess and obsolete inventory	131,236	649,736
Interest income on subscriptions receivable	(46,128)	(40,949)
Stock-based compensation	94,040	143,641
Loss on disposal of property and equipment	60,491	26,098
Warrants for common stock issued for services	—	10,256
Changes in operating assets and liabilities:
Accounts receivable	840,779	(4,933,122)
Inventories	792,568	(3,008,122)
Prepaid expenses and other current assets	(953,767)	(510,440)
Accounts payable and accrued expenses	6,284,167	5,480,848
Accrued employee paid-time-off	116,688	42,560
Deferred revenue	5,296,018	1,426,375
NET CASH USED IN OPERATING ACTIVITIES	(3,995,019)	(16,071,881)
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sale of property and equipment	6,592	—
Purchases of property and equipment	(593,831)	(915,339)
NET CASH USED IN INVESTING ACTIVITIES	(587,239)	(915,339)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of notes payable	10,000,000	525,000
Payments on notes payable	(13,205)	(2,753,695)
Proceeds from the exercise of common stock warrants	6,142	—
Repurchase of common stock from officers	(90,000)	—
Proceeds from the issuance of preferred stock	—	22,600,000
NET CASH PROVIDED BY FINANCING ACTIVITIES	9,902,937	20,371,305
NET INCREASE IN CASH AND CASH EQUIVALENTS	5,320,679	3,384,085
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	3,489,000	104,915
CASH AND CASH EQUIVALENTS, END OF YEAR	$8,809,679	$3,489,000
Supplemental disclosures:
Interest paid in cash	$6,881	$281,312
Income taxes paid in cash	$3,420	$3,350
Supplemental disclosure of non-cash financing and investing activities:
Notes payable and accrued interest converted into preferred stock	$—	$16,227,000
Property and equipment purchased with a note payable	$—	$79,060
Inventory converted to property and equipment	$56,031	$400,769
Satisfaction of advances and subscriptions receivable via surrender of common stock	$160,126	$—

See report of independent registered public accounting firm and notes to financial statements.

ROW 44, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2011 AND 2010

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

Row 44, Inc. (the “Company”, “Row 44”, “we”, “us”, “our”) was founded in 2004 and provides satellite based in-flight broadband connectivity for commercial air passengers, as well as commercial airline operations services for cockpit and crew. In addition to its in-flight broadband system, the Company offers its customers a private labeled portal that is free to access for passengers. This portal currently comprises a custom menu of entertainment services, which includes online shopping, games, and a moving map with plans to add additional features such as streaming video, live TV, movies, and texting. Row 44 currently offers services in the United States and Western Europe and plans to extend satellite coverage to other regions. The Company has several wholly owned, dormant subsidiaries that were created for regulatory purposes in current and anticipated operating regions.

Going Concern

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplate continuation of the Company as a going concern. The Company has reported recurring losses and has not generated cash flows from operations. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. The Company has historically raised capital through the issuance of convertible promissory notes (“bridge loans”) sufficient to continue operations until such time that additional equity funding (in the form of Preferred Stock rounds) is obtained.

Between December 2011 and June 2012, the Company successfully raised approximately $45 million of funding, which comprised $25 million of new cash investment from an existing preferred shareholder for Series C-1 Preferred units and the issuance of two $10 million bridge loan rounds. The two $10 million bridge loans and related accrued interest were converted into Series C-2 Preferred units in June 2012.

Management intends to become profitable by continuing to seek out additional airline companies in various global markets that are interested in offering connectivity to their customers and to expand its product offering with emphasis on bringing to market enhanced products like streaming video, live TV, and movies. If the Company is not successful in becoming profitable, it may have to further delay or reduce expenses, or curtail operations. The accompanying financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that could result should the Company not continue as a going concern.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Management uses its historical records and knowledge of its business in making these estimates. Accordingly, actual results may differ from these estimates.

Cash and Cash Equivalents

For the purpose of the statement of cash flows, the Company considers cash equivalents to include short-term, highly liquid investments with an original maturity of three months or less.

Revenue Recognition

Revenues consist primarily of sales of equipment to airlines, which are hardware equipment sets that Row 44 purchases from third party vendors and then sells to the commercial airlines. Revenues also consist of service revenue, which is received for Row 44 providing in-flight connectivity. Fees for services can be based on (i) the number of boarded passengers (RPB), regardless of the number of actual users of the service or (ii) a fee per user.

The Company recognizes revenue when all of the following have occurred: persuasive evidence of an agreement with the customer exists, products are shipped and the customer takes delivery, the selling price is

See report of independent registered public accounting firm.

ROW 44, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2011 AND 2010

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

fixed or determinable, and collectability of the selling price is reasonably assured. For equipment sales, revenue recognition generally occurs at the time of shipment or delivery, depending on shipping terms. Service revenue is recognized in the either the period of (i) enplanement for boarded passengers or (ii) usage by passengers, dependent on the specific contract.

Debt and Equity Instruments

The Company accounts for convertible instruments issued with freestanding warrants in accordance with ASC 470, “Debt” and ASC 480, “Distinguishing Liabilities from Equity”. In addition, the Company considers the provisions of ASC 815, “Derivatives and Hedging”, when evaluating freestanding and embedded instruments. These instruments include the bridge loans, preferred stock, and associated warrants.

Derivative Financial Instruments

All derivatives are accounted for on a fair value basis. Embedded derivative instruments subject to bifurcation are also accounted for on a fair value basis. The change in fair value of derivatives is recorded through earnings. Cash flows from embedded derivatives subject to bifurcation are reported consistently with the host contracts within the Statements of Cash Flows. Cash flows from other derivatives are reported in cash flows from investing activities within the Statements of Cash Flows.

Derivative financial instruments during the year ended December 31, 2010 include warrants to purchase common stock. During 2011, the Company had no instruments that were considered to be material derivatives.

Warranties

The Company is not directly responsible for warranty costs related to equipment sales. The vendors that supplied the individual parts, which comprise the assemblies sold by the Company to customers, provide the warranty.

Deferred Revenue

Deferred revenue primarily consists of prepayments received from customers for which the Company’s revenue recognition criteria have not been met. The deferred revenue will be recognized as revenue once the criteria for revenue recognition have been met.

Inventories

Inventories, which are classified as finished goods, are comprised of individual parts and assemblies and are stated at the lower of cost or market. Cost of inventories is determined using actual cost on a first-in, first-out basis. The Company provides inventory write-downs based on excess and obsolete inventories determined primarily by future demand forecasts. The write-down is measured as the difference between the cost of the inventory and market based upon assumptions about future demand and charged to the provision for inventory, which is a component of cost of sales. At the point of the loss recognition, a new, lower cost basis for that inventory is established, and subsequent changes in facts and circumstances do not result in the restoration or increase in that newly established cost basis.

The following table reconciles changes in the Company’s allowance for inventory reserves for the years ended December 31, 2011 and 2010:

	2011	2010
Beginning allowance for inventory reserves	$649,736	$—
Accruals for obsolete inventory	94,269	274,524
Inventory write-downs	100,352	375,212
Disposal of previously reserved inventory	(63,385)	—
Ending allowance for inventory reserves	$780,972	$649,736

See report of independent registered public accounting firm.

ROW 44, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2011 AND 2010

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Long-Lived Assets

The Company accounts for the impairment and disposition of long-lived assets in accordance with ASC 350, “Intangibles — Goodwill and Other” and ASC 360, “Property and Equipment”. Long-lived assets to be held and used are reviewed for events or changes in circumstances that indicate that their carrying value may not be recoverable. No impairment losses were recorded during the years ended December 31, 2011 and 2010.

Software Development Costs

The Company accounts for the development of software to be used for internal purposes in accordance with ASC 350-40, “Goodwill and Other — Internal-Use Software”. These costs are expensed as incurred due to the frequency with which software is updated.

Shipping and Handling

Shipping and handling costs are recorded as part of selling, general and administrative expenses and amounted to $173,174 and $71,617 for the years ended December 31, 2011 and 2010, respectively.

Research and Development

Costs relating to designing and developing new products are expensed in the period incurred.

Property and Equipment

Property and equipment are stated at cost. Depreciation and amortization are being provided using the straight-line method over the estimated useful lives of the assets. The estimated useful lives used are as follows:

Classification	Life
Albatross (aircraft)	5 Years
Furniture and fixtures	7 Years
Equipment	5 - 7 Years
Computer equipment	3 Years
Computer software	3 Years
Automobiles	5 Years

Leasehold improvements are amortized using the straight-line method over the shorter of the lease terms or the useful lives of the improvements. Expenses for repairs and maintenance are charged to expense as incurred, while renewals and betterments are capitalized.

Accounts Receivable

The Company extends credit to its customers. An allowance for doubtful accounts is maintained for estimated losses resulting from the inability of the Company's customers to make required payments. Management specifically analyzes the age of customer balances, historical bad debt experience, customer credit-worthiness, and changes in customer payment terms when making estimates of the collectability of the Company’s trade accounts receivable balances. If the Company determines that the financial condition of any of its customers has deteriorated, whether due to customer specific or general economic issues, an increase in the allowance may be made. After all attempts to collect a receivable have failed, the receivable is written off. Based on the information available, management believes the Company’s accounts receivable, net of the allowance for doubtful accounts, are collectable.

See report of independent registered public accounting firm.

ROW 44, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2011 AND 2010

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

The following table reconciles changes in the Company’s allowance for doubtful accounts for the years ended December 31, 2011 and 2010:

	2011	2010
Beginning allowance for doubtful accounts	$48,293	$48,293
Doubtful account accruals	—	—
Receivables written off	(41,000)	—
Ending allowance for doubtful accounts	$7,293	$48,293
Marketing and Advertising

Marketing and advertising costs are expensed as incurred. Marketing and advertising amounted to $387,306 and $347,618 for the years ended December 31, 2011 and 2010, respectively and are included in selling, general and administrative expenses.

Preferred Stock

The Company elects to accrete the difference between the redemption value and carrying value of outstanding preferred stock over the period from the date of issuance to the earliest redemption date using the effective interest method.

Currency

All of the Company’s contracts, agreements, and transactions are denominated in U.S. dollars.

Income Taxes

The Company accounts for income taxes using the liability method in accordance with ASC 740, “Income Taxes”. To date, no current income tax liability has been recorded due to the Company’s accumulated net losses. Deferred income tax assets and liabilities are recognized for temporary differences between the financial statement carrying amounts of assets and liabilities and the amounts that are reported in the income tax returns. Deferred income tax assets and liabilities are recorded on a net basis; however, the net deferred income tax assets have been fully reserved by a valuation allowance due to the uncertainty of the Company’s ability to realize future taxable income and to recover its net deferred income tax assets.

Stock-Based Compensation

The Company accounts for stock-based employee compensation arrangements in accordance with ASC 718, “Compensation — Stock Compensation”, which requires the measurement and recognition of compensation expense for all share-based payment awards made to employees and directors based on the estimated grant date fair value of the award. The value of the portion of the award that is ultimately expected to vest is recognized as expense over the requisite service periods in the Company's statement of operations.

The Company has issued stock options and warrants to certain non-employees for services rendered. These various instruments are expensed as services are rendered.

The Company estimates fair value of share-based awards using the Black-Scholes model. This model requires the Company to estimate the expected volatility and value of its common stock and the expected term of the stock options; all of which are highly complex and subjective variables. The variables take into consideration, among other things, actual and projected employee stock option exercise behavior. The Company uses an average of similar companies’ historical volatility as a basis for its expected volatility. Expected term is computed using the simplified method provided within Securities and Exchange Commission Staff Accounting Bulletin No. 110. The Company has selected a risk-free rate based on the implied yield available on U.S. Treasury securities with a maturity equivalent to the expected term of the stock option or warrant.

See report of independent registered public accounting firm.

ROW 44, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2011 AND 2010

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Earnings (Loss) per Share

Basic earnings (loss) per share is computed using the weighted-average number of common shares outstanding during the period. Diluted earnings (loss) per share are computed using the weighted-average number of common shares and dilutive potential common shares outstanding during the period. Dilutive potential common shares, which primarily consist of stock options issued to employees, warrants issued to third parties, convertible promissory notes, and convertible preferred stock, have been excluded from the diluted loss per share calculation because their effect is anti-dilutive.

The Company includes participating securities, which consists of Preferred Stock outstanding, in the computation of earnings per share pursuant to the two-class method. The participating securities have contractual participation rights to distributed earnings equivalent to those of stockholders of unrestricted common stock. The two-class method of computing earnings per share is an allocation method that calculates earnings per share for common stock and participating securities. During periods when the Company generates a net loss, no portion of the loss is allocated to the preferred stock as the preferred shareholders are not contractually obligated to participate in losses.

	For the Years Ended December 31,
	2011	2010
Net loss	$(17,789,086)	$(19,056,130)
Less: Preferred stock dividends	(5,360,496)	(3,811,340)
Undistributed losses	$(23,149,582)	$(22,867,470)
Allocation of undistributed losses to participating securities:
Common stock	$(23,149,582)	$(22,867,470)
Preferred stock	—	—
Undistributed losses	$(23,149,582)	$(22,867,470)
Fair Value of Financial Instruments

The Company groups financial assets and financial liabilities measured at fair value into three levels of hierarchy in accordance with ASC 820-10, “Fair Value Measurements and Disclosure”. Assets and liabilities recorded at fair value in the accompanying balance sheet are categorized based upon the level of judgment associated with the inputs used to measure their fair value. The categories are as follows:

Level Input:	Input Definition:
Level I	Inputs are unadjusted, quoted prices for identical assets or liabilities in active markets at the measurement date.
Level II	Inputs, other than quoted prices included in Level I, that are observable for the asset or liability through corroboration with market data at the measurement date.
Level III	Unobservable inputs that reflect management's best estimate of what market participants would use in pricing the asset or liability at the measurement date.
Effect of Recently Issued Accounting Standards

In May 2011, the FASB issued FASB ASU No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs,” which is now codified under FASB ASC Topic 820, “Fair Value Measurements and Disclosures.” This new guidance provides common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. generally accepted accounting principles (“GAAP”) and International Financial Reporting Standards (“IFRSs”). Certain fair value measurement principles were clarified or amended in this ASU, such as the application of the highest and best use and valuation premise concepts. New and revised

See report of independent registered public accounting firm.

ROW 44, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2011 AND 2010

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

disclosure requirements include: quantitative information about significant unobservable inputs used for all Level 3 fair value measurements and a description of the valuation processes in place, as well as a qualitative discussion about the sensitivity of recurring Level 3 fair value measurements; public companies will need to disclose any transfers between Level 1 and Level 2 fair value measurements on a gross basis, including the reason(s) for those transfers; a requirement regarding disclosure on the highest and best use of a nonfinancial asset; and a requirement that all fair value measurements be categorized in the fair value hierarchy with disclosure of that categorization. FASB ASU No. 2011-04 will be effective on a prospective basis for public companies during interim and annual periods beginning after December 15, 2011. Early adoption by public companies is not permitted. The Company does not expect the adoption of this ASU will have a material impact on its financial position, results of operations or cash flows.

In June 2011, the FASB issued FASB ASU No. 2011-05, “Presentation of Comprehensive Income,” which is now codified under FASB ASC Topic 220, “Comprehensive Income.” This ASU gives entities two options for presenting the total of comprehensive income, the components of net income and the components of other comprehensive income. The first option is a single, continuous statement of comprehensive income. The second option is two separate, but consecutive statements. In either option, the following must be presented: each component of and a total of net income; each component of and a total of other comprehensive income; and a total of comprehensive income. The new guidance eliminates the option to present the components of other comprehensive income as a part of the statement of changes in stockholders’ equity. This ASU does not change the items which must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income. FASB ASU No. 2011-05 should be applied retrospectively, and for public companies is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. Early adoption is permitted. The Company is evaluating the disclosure options, and does not expect the adoption of this ASU will have a material impact on its financial position, results of operations or cash flows.

In September 2011, the FASB issued FASB ASU No. 2011-08, “Testing Goodwill for Impairment,” which is now codified under FASB ASC Topic 350, “Intangibles — Goodwill and Other.” This new guidance allows an entity to first assess qualitative factors to evaluate if the existence of events or circumstances leads to a determination it is necessary to perform the current two-step test. After assessing the totality of events or circumstances, if it is determined it is not more likely than not that the fair value of a reporting unit is less than its carrying amount, then performing the two-step impairment test is unnecessary. Otherwise, the entity is required to perform Step 1 of the impairment test. An entity has the option to bypass the qualitative assessment for any reporting unit in any period and proceed directly to Step 1 of the two-step impairment test, and then resume performing the qualitative assessment in any subsequent period. Reporting units with zero or negative carrying amounts continue to be required to perform a qualitative assessment in place of Step 1 of the impairment test. The new guidance includes examples of events and circumstances an entity should consider in its evaluation of whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount, such as macroeconomic conditions; industry and market considerations; cost factors; overall financial performance; and other relevant entity-specific events. The examples of events and circumstances included in this ASU supersede the previous examples entities should have considered. FASB ASU No. 2011-08 is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. Early adoption is permitted, even if an entity’s annual test date is before the issuance date of September 15, 2011, provided the entity has not yet performed its 2011 annual impairment test or issued its financial statements. The Company does not expect the adoption of this ASU will have a material impact on its financial position, results of operations or cash flows.

In December 2011, the FASB issued FASB ASU No. 2011-12, “Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05,” which is now codified under FASB ASC Topic 220,

See report of independent registered public accounting firm.

ROW 44, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2011 AND 2010

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

“Comprehensive Income.” The amendments in this ASU will allow the FASB time to reconsider the presentation of reclassification adjustments contained in FASB ASU No. 2011-05, “Presentation of Comprehensive Income,” issued in June 2011. While the FASB is reconsidering the requirement to measure and present reclassification adjustments from accumulated other comprehensive income to net income by income statement line item in net income and also in other comprehensive income, the new guidance will supersede and defer only those related paragraphs in FASB ASU No. 2011-05. Entities should continue to report reclassifications out of accumulated other comprehensive income consistent with the presentation requirements which were in effect before FASB ASU No. 2011-05. All other requirements of FASB ASU No. 2011-05 are not affected by this ASU, including the requirement to report comprehensive income either in a single, continuous statement of comprehensive income or two separate, but consecutive statements. This guidance is effective at the same time as the amendments contained in FASB ASU No. 2011-05, so entities will not be required to comply with the requirements it is deferring. For public companies, this is for fiscal years, and interim periods within those years, beginning after December 15, 2011. The Company is evaluating the disclosure options, and do not expect the adoption of this ASU will have a material impact on its financial position, results of operations or cash flows.

2. PROPERTY AND EQUIPMENT

Depreciation and amortization of property and equipment amounted to $924,838 and $833,555 during the years ended December 31, 2011 and 2010, respectively, and are included in the accompanying statements of operations in selling, general and administrative expenses.

At December 31, 2011 and 2010, property and equipment consists of the following:

	2011	2010
Albatross (aircraft)	$384,798	$384,798
Furniture and fixtures	500,868	469,922
Equipment	3,221,605	3,048,203
Computer equipment	768,738	529,666
Computer software	109,315	75,629
Automobiles	37,423	37,423
Leasehold improvements	340,551	311,313
	5,363,298	4,856,954
Less accumulated depreciation and amortization	2,549,754	1,705,718
Total	$2,813,544	$3,151,236

3. CONVERTIBLE, REDEEMABLE PREFERRED STOCK

As of December 31, 2011, the Company is authorized to issue, and has issued, 165,791,453 shares of Convertible Redeemable Preferred Stock (“Preferred Stock”), which is allocated to various Series as follows:

Series A-1:	9,794,142 shares
Series A-2:	19,887,000 shares
Series B-1:	73,783,872 shares
Series B-2:	62,326,439 shares
8% Cumulative Dividends

The Preferred Stock accrues cumulative dividends at the rate of 8% per annum on the base amount, which is defined as the sum of (i) such Preferred Stock’s Original Issue Price plus (ii) any Accruing Dividends accrued and unpaid thereon, whether or not declared, together with any other dividends declared but unpaid, subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar

See report of independent registered public accounting firm.

ROW 44, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2011 AND 2010

3. CONVERTIBLE, REDEEMABLE PREFERRED STOCK  – (continued)

recapitalization, and are payable only if and when declared by the Company’s Board of Directors. The Company may not declare, pay, or set aside any dividends on shares of any other class or series unless the holders of the Preferred Stock then outstanding receive a dividend equal to the sum of i) any unpaid cumulative dividends and ii) the dividend per share that would be received had the Preferred Stock been converted into shares of common stock at the applicable conversion price in effect at that time. No dividends on the Preferred Stock shall be paid in cash without the consent of the holders of at least a majority of the outstanding shares of Preferred Stock. Cumulative but unpaid dividends as of December 31, 2011 and 2010 amounted to $12,072,796 and $6,712,300, respectively.

Liquidation

At December 31, 2011, the Preferred Stock has an aggregate liquidation preference of $72,363,899, which includes cumulative but unpaid dividends. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of the Company’s Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Company available for distribution to its stockholders, before any payments shall be made to the holders of the Company’s Common Stock, the greater of (i) the applicable Original Issue Price plus any Accruing Dividends accrued but unpaid, whether or not declared, together with any other dividends declared but unpaid thereon and (ii) such amount per share as would have been payable had all shares of Preferred Stock been converted into Common Stock immediately prior to such liquidation, dissolution or winding up. If, upon any such liquidation, dissolution or winding up of the Company, the assets of the Company available for distribution to its stockholders shall be insufficient to pay the holders of Preferred Stock the full liquidation amount, then the holders of Preferred Stock shall share ratably in any distribution of the assets available for distribution in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

Voting Rights

Holders of Preferred Stock are entitled to cast the number of votes equal to the number of common shares into which the shares of Preferred Stock held by such holders are convertible as of the record date. The holders of Preferred Stock vote together with the holders of common stock as a single class. Certain activities of the Company require the written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of Preferred Stock including, but not limited to: (i) liquidate, dissolve or wind-up the business and affairs of the Company, effect any Liquidation Transaction, or consent to any of the foregoing, (ii) amend, alter or repeal any provision of the Certificate of Incorporation or Bylaws of the Company in a manner that adversely affects the powers, preferences or rights of the Preferred Stock, or (iii) authorize the issuance of any debt security if the aggregate indebtedness of the Company for borrowed money following such action would exceed $1 million.

Optional Conversion Rights

Holders of the Preferred Stock, at their option, may convert their shares into shares of common stock at the following conversion prices, subject to certain adjustments for future issuances at a lower price and customary adjustments for stock splits, combinations, etc.:

Series A-1  $0.5064
Series A-2  $0.5577
Series B-1  $0.3063
Series B-2  $0.2604

The Company evaluated the embedded conversion rights under the guidance of ASC 815, “Derivatives and Hedging”. The Company determined that for purposes of evaluating embedded features that may require

See report of independent registered public accounting firm.

ROW 44, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2011 AND 2010

3. CONVERTIBLE, REDEEMABLE PREFERRED STOCK  – (continued)

bifurcation, the preferred stock primarily had characteristics of equity. Therefore, the conversion feature permitting conversion to common stock would be clearly and closely related to the host instrument, and as a result was not bifurcated.

In the event of a notice of redemption of any shares of Preferred Stock, the Conversion Rights of the shares designated for redemption shall terminate unless the redemption is not fully paid on such redemption date, in which case the Conversion Rights for such shares shall continue until such price is paid in full, provided that the Conversion Rights shall be appropriately modified to take into account that portion of redemption proceeds actually received by the holders of Preferred Stock.

At December 31, 2011, there were approximately 207 million shares of common stock issuable upon the conversion of preferred stock.

Mandatory Conversion

All outstanding shares of Preferred Stock shall automatically be converted into shares of Common Stock, at the then effective conversion rate, upon either (a) the closing of the sale of shares of Common Stock to the public at a price of at least $2.50 per share resulting in at least $50,000,000 of gross proceeds resulting in the shares of Common Stock being listed for trading on either the New York Stock Exchange or the NASDAQ Global Market or (b) the date and time, or the occurrence of an event, specified by vote or written consent of the holders of at least a majority of the then outstanding shares of Preferred Stock.

Redemption Rights

The Preferred Stock shall be redeemed by the Company, at any time on or after March 31, 2015, at a price equal to the greater of i) the Original Issue Price per share, plus any accumulated but unpaid dividends, or ii) the fair market value of the common stock, if a majority of the then outstanding holders of Preferred Stock, as determined on an as converted into Common Stock basis, provide written notice to the Company requesting redemption of the Preferred Stock. The Preferred Stock was recorded outside of permanent equity due to the fact that its redemption is outside the control of the Company. The Preferred Stock is presented on the accompanying balance sheet at its redemption amount. Changes to the redemption amount related to cumulative but unpaid dividends. As a result of the Company’s accumulated deficit, cumulative dividends are charged against additional paid-in capital.

During the year ended December 31, 2010, the Company issued 136,110,311 shares of Series B convertible redeemable preferred stock, with a par value of $0.0001 per share, for consideration of $22,600,000 of cash and $16,227,000 for the conversion of convertible bridge loans and accrued interest. Additionally, during 2012, the Company issued an aggregate of 170,445,375 shares of Series C Preferred Stock and warrants to purchase an aggregate 42,611,344 of Series C Preferred Stock. See note 12 for further discussion of the Series C issuances.

The following is a reconciliation of the preferred stock activity for the years ended December 31, 2011 and 2010:

	Preferred Stock
	Series A-1	Series A-2	Series B-1	Series B-2
Balance, January 1, 2010	$7,337,788	$17,027,275	$—	$—
Issuance of Series B	—	—	22,600,000	16,227,000
Cumulative dividends	587,023	1,362,182	962,159	899,976
Balance, December 31, 2010	7,924,811	18,389,457	23,562,159	17,126,976
Cumulative dividends	633,985	1,471,156	1,884,973	1,370,382
Balance, December 31, 2011	$8,558,796	$19,860,613	$25,447,132	$18,497,358

See report of independent registered public accounting firm.

ROW 44, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2011 AND 2010

4. STOCK OPTIONS, WARRANTS, AND TREASURY STOCK

Stock Options

During 2007, the Company adopted a stock option/stock purchase plan to attract and retain the best available personnel to promote the success of the Company’s business. Pursuant to the plan, the Company may grant employees, consultants, and directors of the Company incentive stock options or nonqualified stock options or allow such parties to purchase restricted stock of the Company. A total of 13,237,940 shares were available for issuance pursuant to the plan. In 2007, two of the Company’s officers purchased a total of 2,987,940 shares of restricted stock under the plan subject to certain restrictions for a period of three years. During 2010, those shares of restricted stock became fully vested and all restrictions were removed. Prior to 2010, the Company granted options representing a total of 8,978,825 shares. During 2010, the Company granted an additional 372,000 stock options. During 2011, the Company increased the number of shares under the plan to a total of 65,000,000 in order to grant additional options to employees, consultants, and directors of the Company. As of December 31, 2011, there were 53,069,235 shares available for issuance pursuant to the plan. Options granted pursuant to the plan must be granted at not less than the fair value of the Company’s common stock on the date of the grant, and are subject to vesting and other limitations as determined by the plan and the Board of Directors of the Company.

Stock option activity for the years ended December 31, 2011 and 2010 is as follows:

	Shares	Weighted- average expercise price	Weighted- average remaining contractual term	Aggregate Intrinsic Value
Outstanding – January 1, 2010	8,978,825	$0.15
Granted	372,000	0.08
Exercised	—	—
Forfeited	—	—
Outstanding – December 31, 2010	9,350,825	$0.15	7.91 years
Granted	—	—
Exercised	—	—
Forfeited	(408,000)	0.14
Outstanding – December 31, 2011	8,942,825	$0.15	6.91 years	$—
Exercisable at December 31, 2011	8,460,807	$0.15	6.87 years	$—
Expected to vest at December 31, 2011	482,018	$0.13	7.61 years	$—

The weighted-average grant date fair value of awards granted under the plan during 2010 was $0.04 per option. There were no option awards granted during 2011. Fair values were determined using the Black-Scholes model and the following level 3 assumptions for the year ended December 31, 2010:

Value of common stock	$0.08 per share
Expected stock volatility	50%
Expected dividends	0%
Weighted-average expected term	5.91 years
Risk-free rate	2.44%

See report of independent registered public accounting firm.

ROW 44, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2011 AND 2010

4. STOCK OPTIONS, WARRANTS, AND TREASURY STOCK  – (continued)

Information about stock options at December 31, 2011 is summarized as follows:

Exercise Price	Number Outstanding	Weighted Average Remaining Contractual Life	Number Exercisable	Weighted Average Remaining Contractual Life
$0.08	304,000	8.42 years	157,166	8.42 years
$0.15	8,638,825	6.85 years	8,303,641	6.85 years

The fair value of share options vested, and related share-based compensation recognized, during the years ended December 31, 2011 and 2010 amounted to $94,040 and $143,641, respectively, and was included in personnel costs and research and development expenses as follows:

	Years Ended December 31,
	2011	2010
Personnel	$78,503	$121,770
Research and development	15,537	21,871
Total	$94,040	$143,641

As of December 31, 2011, the Company had $26,975 of total unrecognized compensation costs related to non-vested share-based compensation arrangements. These costs are expected to be recognized over the weighted-average period of 1.38 years.

Warrants

During 2011, 61,420,832 warrants for common stock with an exercise price of $0.0001 per share were exercised for total proceeds of $6,142. In connection with the bridge loans issued in December 2011 (see note 5), the Company granted warrants to purchase 50,000,000 shares of common stock at an exercise price of $0.0001 per share.

During 2010, the Company issued warrants to purchase 125,000 shares of common stock at an exercise price of $0.15 per share to a director. These warrants had an initial term of seven years, vested immediately, were valued at $10,256 using the assumptions below and are included in the accompanying statements of operations in personnel costs.

During 2009, the Company issued 30,475,000 warrants to purchase common stock in connection with convertible bridge loans (“Debt Warrants”). The Company performed an evaluation under the provisions of ASC 815 and determined that 17,837,500 of the Debt Warrants met the criteria of derivative liabilities (“Derivative Warrants”) as a result of an embedded provision that required the issuance of additional warrants (“Penalty Warrants”) upon failure to pay the convertible bridge loans pursuant to their contractual terms. The Penalty Warrants were issuable on a monthly basis at a rate of one warrant per $1 of outstanding principal in default and shared the same terms and conditions as the Debt Warrants (i.e. exercise price, term, etc.). During 2010 and 2009, the Company issued 20,300,000 and 27,358,332 Penalty Warrants, respectively. The Debt Warrants and Penalty Warrants have a contractual term of 7 years, an exercise price of $0.0001, and vested immediately upon issuance.

The Derivative Warrants were recorded at fair value using the Black-Scholes valuation model and the assumptions below. The Derivative Warrants, upon issuance, were recorded as (i) a discount to the convertible bridge loans in 2009, which was amortized to interest expense through the maturity date using the effective interest method and (ii) derivative liabilities. During 2010, the convertible bridge loans were converted into Series B-2 Preferred Stock. The fair market value of the derivative liabilities was reclassified to equity on the conversion date. During the year ended December 31, 2010, the Company recognized interest expense of $2,860,212 related to these warrants, $2,181,325 of which related to changes in value of the derivative liabilities.

See report of independent registered public accounting firm.

ROW 44, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2011 AND 2010

4. STOCK OPTIONS, WARRANTS, AND TREASURY STOCK  – (continued)

Substantially all of the warrants that have been issued by the Company are fully vested on their grant date.

Warrants granted during 2011 and 2010 were valued at $4,995,818 and $3,053,627, respectively. These values were used in the calculation of the relative fair value of the convertible bridge loans in footnote 5. The warrants were valued under the Black-Scholes valuation model using the following level 3 assumptions:

	2011	2010
Common stock value (per share)	$0.10	$0.15
Expected term	7 years	7 years
Risk-free rate	2.57%	3.04% - 3.16%
Stock volatility	50%	50%
Dividend yield	0%	0%

Following is a summary of warrant activity for the years ended December 31, 2011 and 2010:

	Number of Warrants	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term
Outstanding, January 1, 2010	59,845,937	$0.0126	6.63 years
Granted	20,425,000	0.0010
Exercised	—	—
Forfeited, cancelled and expired	—	—
Outstanding, December 31, 2010	80,270,937	0.0097	5.75 years
Granted	50,000,000	0.0001
Exercised	(61,420,832)	0.0001
Forfeited, cancelled and expired	—	—
Outstanding, December 31, 2011	68,850,105	$0.0113	6.29 years
Exercisable, December 31, 2011	68,850,105	$0.0113	6.29 years

The following is a summary of the warrants outstanding at December 31, 2011:

Exercise Price per Warrant	Number of Warrants	Class of Shares	Weighted Average Remaining Life
$0.00 – $0.0001	67,787,605	Common	5.43 Years
$0.15	125,000	Common	5.19 Years
$0.80	937,500	Common	2.99 Years
Total outstanding:	68,850,105
Treasury Stock

During 2011, the Company repurchased a total of 2,501,263 shares of common stock from two officers. The Company expects to reissue these shares in the future; in connection with the exercise of warrants or stock options. Therefore, at December 31, 2011, the shares are being presented on the accompanying balance sheet as treasury stock.

See report of independent registered public accounting firm.

ROW 44, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2011 AND 2010

5. NOTES PAYABLE AND CONVERTIBLE BRIDGE LOANS

In December 2010, the Company entered into a note payable for the payment of leasehold improvements associated with its move to its new corporate facilities. The note bears interest at 8% per annum and is payable in monthly installments of principal and interest and matures in 2016. Interest expense related to this note payable amounted to $9,783 and $0 during the years ended December 31, 2011 and 2010, respectively. The balance outstanding amounted to $65,856 and $79,060 at December 31, 2011 and 2010, respectively.

In 2009, the Company entered into convertible bridge loans amounting to $14,550,000 with various maturity dates in 2009. The Company was successful in extending these loans into 2010 and the loans were ultimately converted into shares of Series B-2 Preferred Stock. In connection with the convertible bridge loans, the Company issued Debt Warrants and Penalty Warrants. See note 4 for further discussion regarding the warrants, including valuation methodology and accounting treatment.

During 2010, the Company converted $16,227,000 of convertible bridge loans and accrued interest into shares of Series B-2 Preferred Stock. The conversion price of the bridge loans was to be determined based on the issuance price of a future round of Qualified Financing, as defined in the agreement, which was ultimately the Series B capital raise in 2010, discounted by 15% (see note 3 for further discussion regarding the Series B capital raise). The Company determined that these bridge loans constituted share-settled debt in accordance with ASC 480, “Distinguishing Liabilities from Equity”. As such, the convertible bridge loans were initially recorded at an amount equal to their residual allocated amount and were accreted to their redemption amount, which was approximately 15% greater than its face amount, through the maturity date using the effective interest method. During 2010, the Company incurred $678,887 of interest expense related to the accretion of the convertible bridge loans and amortization of note discount.

In December 2011, the Company entered into convertible bridge loans with existing preferred shareholders for a total debt raise of $10,000,000. The bridge loans bear interest at the rate of 12% per annum and mature on May 31, 2012. The bridge loans and related interest are convertible into preferred shares at such time as the Company raises additional equity funding through the issuance of a future round of Qualified Financing, which was ultimately the Series C Preferred Stock capital raise in 2012 (see note 12). The conversion price of the loans is to be determined based on a 20% discount of the issuance price of the Qualified Financing. The Company granted the note holders thereto a security interest in substantially all assets of the Company. Additionally, in connection with these bridge loans, the Company granted warrants to purchase 50,000,000 shares of common stock at $0.0001 per share (see note 4 for additional discussion regarding the warrants). The Company determined that the 2011 bridge loans constituted share-settled debt in accordance with ASC 480, “Distinguishing Liabilities from Equity”. As such, the convertible bridge loans were initially recorded at an amount equal to their residual allocated amount and are being accreted to their redemption amount, which is approximately 20% greater than its face amount, through the maturity date using the effective interest method. During the year ended December 31, 2011, the Company amortized $249,791 of the note discount to interest expense, resulting in a net carrying amount of the note of $7,310,351 at December 31, 2011. At December 31, 2011, the Company had accrued but unpaid interest amounting to $29,588 included in the notes payable balance.

During the years ended December 31, 2011 and 2010, the Company’s effective interest rate on convertible bridge loans was 126% and 167%, respectively.

See report of independent registered public accounting firm.

ROW 44, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2011 AND 2010

5. NOTES PAYABLE AND CONVERTIBLE BRIDGE LOANS  – (continued)

The following is a schedule, by year, of future minimum principal payments required under notes payable as of December 31, 2011:

Years Ending December 31,
2012	$10,013,244
2013	14,343
2014	15,534
2015	16,823
2016	5,912
$10,065,856

6. FAIR VALUE OF FINANCIAL INSTRUMENTS

During the year ended December 31, 2010, the Company had warrants to purchase common stock outstanding that met the criteria of derivative liabilities as a result of an embedded provision that required the issuance of additional warrants upon a failure to pay convertible bridge loans pursuant to their contractual terms. These warrants were reclassified to equity during 2010 upon conversion of the underlying debt to Series B-2 Preferred Stock.

The following table presents the fair value reconciliation of Level 3 derivative liabilities measured at fair value on a recurring basis for the years ended December 31, 2011 and 2010:

Balance, January 1, 2010	$3,536,208
Change in value	2,181,325
Reclassification to equity	(5,717,533)
Balance, December 31, 2010	—
Change in value	—
Reclassification to equity	—
Balance, December 31, 2011	$—

The fair value of derivatives were valued using a probability-weighted Black-Scholes model, which utilized Level 3 unobservable inputs. Significant inputs used in valuing the derivatives included (i) the Company’s current stock price, (ii) the Company’s expected stock-price volatility, (iii) the expected term of the instrument, and (iv) the probability that the Company would default on the convertible bridge loans. The change in value of derivative liabilities is presented as interest expense in the accompanying statements of operations.

The carrying amount of certain of the Company’s financial instruments, including cash, accounts receivable, and accounts payable and accrued expenses, approximates fair value due to the relatively short maturity of such instruments. The fair value of borrowings is not considered to be significantly different than its carrying amount because the stated rates for such debt reflect current market rates and conditions.

7. CONCENTRATIONS

Concentration of Credit Risk

The Company maintains its cash and cash equivalents at a financial institution which may, at times, exceed federally insured limits. Historically, the Company has not experienced any losses in such accounts.

Major Customers

During the years ended December 31, 2011 and 2010, one customer represented 66% and 99% of net revenues, respectively. Total accounts receivable from this customer represented 58% and 100% of total

See report of independent registered public accounting firm.

ROW 44, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2011 AND 2010

7. CONCENTRATIONS  – (continued)

accounts receivable at December 31, 2011 and 2010, respectively. During the year ended December 31, 2011, another customer represented 33% of net revenues. Total accounts receivable from this customer represented 39% of total accounts receivable at December 31, 2011.

Major Suppliers

The Company purchases its satellite bandwidth from a single supplier. This supplier also provides the Company with the equipment and servers required to terminate the satellite stream, provides space at its datacenters to house the equipment and servers, and also provides network operations service support. During the years ended December 31, 2011 and 2010, the Company paid $8,161,381 and $3,472,977 to this supplier for services and purchased $31,767 and $433,844 of equipment and servers, respectively.

The Company purchases equipment from third party suppliers for sale to the airlines. The supplier that provides satellite bandwidth also provides modems for use within the equipment on the aircraft. During the years ended December 31, 2011 and 2010, the Company purchased modems, which comprised 0.3% and 13.1% of total inventory purchases, respectively.

The Company purchases the antenna assembly and related cabling from a single supplier which, during the years ended December 31, 2011 and 2010, comprised 52.1% and 49.7% of total inventory purchases, respectively.

The Company also purchases radomes and rings from a single supplier which, during the years ended December 31, 2011 and 2010, comprised 13.7% and 16.8% of total inventory purchases, respectively.

Any interruption in the supply from these significant vendors would have a significant impact on the Company’s ability to provide equipment to the airline’s for installation.

8. INCOME TAXES

The difference between income tax expense attributable to continuing operations and the amount of income tax expense that would result from applying domestic federal statutory rates to pre-tax income (loss) is mainly related to an increase in the valuation allowance, partially offset by state income taxes. Valuation allowances are established, when necessary, to reduce deferred income tax assets to the amount expected to be realized. Deferred income tax assets are mainly related to net operating loss carryforwards. Management has chosen to take a 100% valuation allowance against the deferred income tax asset until such time as management believes that its projections of future profits make the realization of the deferred income tax assets more likely than not. Significant judgment is required in the evaluation of deferred income tax benefits and differences in future results from management’s estimates could result in material differences.

A reconciliation of the expected income tax (benefit) computed using the federal statutory income tax rate to the Company's effective income tax rate is as follows for the years ended December 31, 2011 and 2010:

	2011	2010
Pretax Loss based on statutory rate	34.00%	34.00%
State tax, net of federal benefit	2.94	3.72
State minimum tax	(0.02)	(0.02)
Permanent difference	(0.79)	(6.75)
Federal R&D credit	0.92	1.01
CA R&D Credit	0.70	0.70
State rate change	(4.59)	—
Change in prior year deferred taxes	—	0.27
Change of Valuation Allowance	(33.18)	(32.95)
Income Tax based on effective tax rate	(0.02%)	(0.02%)

See report of independent registered public accounting firm.

ROW 44, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2011 AND 2010

8. INCOME TAXES  – (continued)

Significant components of the Company's deferred income tax assets and liabilities as of December 31, 2011 and 2010, are as follows:

	2011	2010
Deferred tax assets:
Depreciation and Amortization of Property and Equipment and Research and Development Costs	$4,866,372	$4,544,173
Accrued Expenses	264,523	103,017
Allowance, Reserves & Other	634,006	901,741
NOL, capital loss & credit carryforward	22,715,095	17,118,365
	28,479,996	22,667,296
Less: Valuation Allowance	(28,479,996)	(22,667,296)
Total Deferred Tax Assets:	$—	$—

As of December 31, 2011, the Company has federal and state net operating loss carry forwards of $54.4 million and $55.2 million respectively, which will begin to expire during the fiscal years ending December 31, 2028 and 2018, respectively. These NOLs may be used to offset future taxable income, to the extent the Company generates any taxable income, and thereby reduce or eliminate future federal income taxes otherwise payable. Section 382 of the Internal Revenue Code imposes limitations on a corporation's ability to utilize NOLs if it experiences an ownership change as defined in Section 382. In general terms, an ownership change may result from transactions increasing the ownership of certain stockholders in the stock of a corporation by more than 50 percent over a three-year period. In the event that an ownership change has occurred, or were to occur, utilization of the Company’s NOLs would be subject to an annual limitation under Section 382 as determined by multiplying the value of the Company’s stock at the time of the ownership change by the applicable long-term tax-exempt rate as defined in the Internal Revenue Code. Any unused annual limitation may be carried over to later years. The Company could experience an ownership change under Section 382 as a result of events in the past in combination with events in the future. If so, the use of the Company’s NOLs, or a portion thereof, against future taxable income may be subject to an annual limitation under Section 382, which may result in expiration of a portion of the NOLs before utilization. Therefore, the Company could be liable for income taxes sooner than otherwise would be true if the Company were not subject to Section 382 limitations. The Company is performing a study to determine the extent of the limitation. Due to the existence of the valuation allowance, future changes in the Company’s unrecognized tax benefits will not impact its effective tax rate. Any carryforwards that expire prior to utilization as a result of such limitations will be removed, if applicable, from deferred tax assets with a corresponding reduction of the valuation allowance.

The Company has adopted guidance issued by the FASB that clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold of more likely than not and a measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. In making this assessment, a company must determine whether it is more likely than not that a tax position will be sustained upon examination, based solely on the technical merits of the position and must assume that the tax position will be examined by taxing authorities. The Company’s policy is to include interest and penalties related to unrecognized tax benefits in income tax expense. Interest and penalties totaled $0 for the years ended December 31, 2011 and 2010. The Company files income tax returns with the Internal Revenue Service (“IRS”) and several states. All of the Company’s tax filings are subject to examination at December 31, 2011. The Company's net operating loss carryforwards are subject to IRS examination until they are fully utilized and such tax years are closed.

See report of independent registered public accounting firm.

ROW 44, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2011 AND 2010

9. EMPLOYEE BENEFIT PLAN

The Company has established a 401(k) employee retirement savings plan that is available to all of its employees. Under the provisions of the plan, employees may make pre-tax contributions not to exceed the limit set by the Internal Revenue Service. The Company elected to not make any matching contributions during 2011 and 2010.

10. RELATED PARTY TRANSACTIONS

PAR Investment Partners, L.P. (“PAR”) owns more than 50% of the outstanding equity of Row 44 as of December 31, 2011. Accordingly, PAR can exercise significant influence on the Company.

As discussed in Notes 4, 5 and 12, in connection with the December 2011 and March 2012 bridge loans, PAR loaned Row 44 $13,000,000 and was granted warrants to purchase 65 million shares of Row 44’s $0.0001 par value common stock. In August 2012, PAR exercised these warrants. In connection with the June 2012 financing, PAR’s bridge loans were converted into 55,737,722 shares of Series C-2 Preferred Stock and warrants to purchase an additional 13,934,431 shares of Series C-2 Preferred Stock.

As discussed in Note 5, in 2009 and during January through March 2010, PAR loaned Row 44 a total of $7,275,000 and was granted warrants to purchase 61,220,832 shares of Row 44’s $0.0001 par value common stock. In September 2011, PAR exercised these warrants. In connection with the April 2010 financing, PAR’s various bridge loans were converted into 31,803,678 shares of Series B-2 Preferred Stock.

Subscriptions Receivable, Notes Receivable and Advances

At December 31, 2010, the Company had subscriptions receivable and advances due from two of its officers, which aggregated $1,047,260; of which, $835,336 related to subscriptions receivable. The subscriptions receivable bore interest at 6% and were due on March 31, 2011. During 2010, the Company advanced $105,000 to one of its officers, which bears interest at 3% per annum. In July 2011, the balance of the advances and subscriptions receivable, including accrued interest receivable, were converted into two new long-term receivables (“officers’ receivables”), which bear interest at 6% per annum and are due in one payment of all principal and accrued interest in July 2014. At December 31, 2011, the balance of these officers’ receivables amounted to $938,809, of which $70,095 is presented as notes receivable, related parties and $868,714 is presented as subscriptions receivable. These officers’ receivables are collateralized by all of the outstanding shares of common stock owned by each of the officers. The Company recognizes interest income when earned, using the simple interest method. The Company makes ongoing assessments regarding the collectability of the notes receivable balance. Notes receivable are presented on the accompanying balance sheets at their estimated net realizable value.

Share Repurchase

In connection with the restructuring of the officers’ receivables mentioned above, the Company repurchased a total of 2,501,263 shares of common stock from these two officers. The purchase price paid by the Company was $0.10 per share and was paid $90,000 in cash and $160,126 via a reduction of the advances, accrued interest receivable, and subscriptions receivable.

11. COMMITMENTS AND CONTINGENCIES

Lease Commitments

The Company leases its operating facilities under non-cancelable operating leases that expire through 2016. The Company also leases certain facilities under month-to-month arrangements. Total rent expense for the years ended December 31, 2011 and 2010 was $387,287 and $280,353, respectively. The Company is responsible for certain operating expenses in connection with these leases. The following is a schedule, by year, of future minimum rental payments required under non-cancelable operating leases as of December 31, 2011:

See report of independent registered public accounting firm.

ROW 44, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2011 AND 2010

11. COMMITMENTS AND CONTINGENCIES  – (continued)

Years Ending December 31,
2012	$417,392
2013	381,774
2014	392,717
2015	403,921
2016	167,404
Thereafter	—
$1,763,208

Vendor Payable

In December 2011, the Company amended an agreement with one of its major suppliers to pay specific invoices that amounted to $12,435,666. In connection with the bridge loan funding in December 2011 (see note 5), $3,662,000 of the open invoices were paid and the remaining balance was to be paid in nine monthly installments (four installments of $1,250,000, four installments of $754,733, and one installment of $754,734) from January 2012 — September 2012. No interest is payable on these amounts provided that the Company makes all nine installments in the agreed upon amounts and on or before the agreed upon due dates. At December 31, 2011, the amount of invoices subject to the agreement and still outstanding amounted to $8,773,666 and is presented as accounts payable and accrued expenses in the accompanying balance sheet. During 2012, pursuant to terms of the amended agreement, the Company paid this balance in full and did not incur any related interest charges.

Video License Commitments

In connection with the distribution of entertainment services, the Company has certain contracted commitments with various video content providers that expire through 2016. The Company expenses these license fees over the applicable period the contracted commitment covers as a charge to cost of services. The following is a schedule, by year, of the future payments required under these contracted commitments as of December 31, 2011:

Years Ending December 31,
2012	$525,500
2013	1,520,000
2014	620,000
2015	170,000
2016	120,000
Thereafter	—
$2,955,500

Employment Agreements

The Company has entered into employment agreements with several officers which may require the payment of severance benefits upon their termination.

See report of independent registered public accounting firm.

ROW 44, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2011 AND 2010

11. COMMITMENTS AND CONTINGENCIES  – (continued)

Legal Matters

The Company is involved from time to time in various legal proceedings in the normal conduct of its business. The Company does not believe that the outcome of any pending litigation will have a material adverse impact on the Company’s financial position, results of operations, or cash flows.

12. SUBSEQUENT EVENTS

The Company has evaluated subsequent events through November 5, 2012, the date the financial statements were available to be issued.

In March 2012, the Company entered into a second bridge loan round with the same preferred shareholders as the December 2011 round and raised an additional $10,000,000. These bridge loans bear interest at the rate of 12% per annum and matured on May 31, 2012. The bridge loans and related interest are convertible into preferred shares upon the Company raising additional equity funding through the issuance of Series C Preferred Shares. The security interest granted by the Company to the December 2011 bridge loan note holders (see note 5) was extended to include this additional bridge loan round. Additionally, in connection with this second bridge loan round, the Company granted warrants to purchase 50,000,000 shares of common stock at an exercise price of $0.0001 per share. The loans were initially recorded at an amount equal to their residual allocated amount and will be accreted to their redemption amount, which is approximately 20% greater than their face amount, through the maturity date using the effective interest method. The Company recognized $4,939,440 of interest expense in connection with the accretion of this loan during 2012.

In March and April 2012, the Company granted stock options to certain employees to purchase 40,725,667 shares of $0.0001 par value common stock at an exercise price of $0.10 per share. The options vest over various periods up to four years and have a contractual term of 10 years. The grant-date fair value of these options amounted to $1,787,881 and will be recorded to compensation expense over the shorter of the requisite service period or vesting period.

In March 2012, the Company issued 5,500,000 of $0.0001 par value common shares to a supplier for services to be received. In addition, the Company granted warrants to the same supplier to purchase up to 20,000,000 shares of common stock based on certain criteria at an exercise price of the greater of i) $0.30 per share or ii) the price per share of Preferred Stock with respect to any sale of Preferred Stock that occurs on or before the date that is three months following the effective date of the Technology Agreement. The warrants have a contractual term of 5 years. The shares and warrants were valued at $550,000 and $279,505, respectively, which were recorded to cost of services during 2012. Pursuant to the terms of the related services agreement, the Company is committed to pay the supplier $1M on the anniversary dates of the first use of the service on board a commercial aircraft, subject to a maximum of $3M over the term. The first commercial use of the service was in June 2012.

In June 2012, the Company amended its articles of incorporation to increase the authorized number of common and preferred shares to 900,000,000 and 378,848,172, respectively. The increase in the preferred shares authorized of 213,056,719 relates to (i) 105,868,792 shares, which have been designated as Series C-1, and (ii) 107,187,927 shares, which have been designated as Series C-2.

In August 2012, the Company signed a term sheet with Global Eagle Acquisition Corp. (GEAC) whereby GEAC would acquire 100% of the equity interests of the Company in exchange for shares of GEAC common stock. The Company is proceeding with this transaction and expects to enter into a definitive merger agreement in November 2012 and close the transaction in January 2013.

In August 2012, 65,000,000 of the common stock warrants granted in conjunction with the December 2011 and March 2012 bridge loans were exercised for total proceeds of $6,500.

See report of independent registered public accounting firm.

ROW 44, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2011 AND 2010

12. SUBSEQUENT EVENTS  – (continued)

In October 2012, the Company signed a binding Memorandum of Understanding with a major customer regarding certain business model, economic and service provision changes to the current Services Agreement between the Company and the customer, all expected to be incorporated into a definitive agreement between the parties effective as of January 2013. As of the date these financial statements were available to be issued, an estimate of the financial effect of this event cannot be made.

Preferred Stock and Warrant Purchase Agreement

In June 2012, the Company entered into a Preferred Stock and Warrant Purchase Agreement (“Preferred Stock Agreement”) with an existing preferred shareholder. Pursuant to the Preferred Stock Agreement, the Company issued 84,695,034 units of Series C-1 Preferred Stock for cash and 85,750,341 units of Series C-2 Preferred Stock for conversion of convertible bridge loans and related accrued interest. Each unit is comprised of one share of Preferred Stock and a warrant to purchase 0.25 shares of preferred stock.

Following is a summary of the activity under the Preferred Stock Agreement:

	Shares	Warrants	Form of Consideration
			Cash Proceeds	Debt/Interest Conversion
Series C-1	84,695,034	21,173,758	$24,981,190	$—
Series C-2	85,750,341	21,437,586	$—-	$20,790,295

The Series C-1 and C-2 Preferred Stock share similar rights and privileges as the Company’s other classes of preferred stock, including, but not limited to, conversion rights, voting rights, cumulative dividends, liquidation preferences, and redemption rights.

The Series C-1 Warrants have an exercise price equal to the lower of (i) $0.369 per share of Series C-1 Preferred Stock and (ii) 125% of the purchase price per share paid in connection with the issuance by the Company on or before June 7, 2013 of a new series of convertible preferred stock that is initially convertible into shares of the Company’s common stock at a ratio of one-to-one. The Series C-2 Warrants have an exercise price equal to the lower of (i) $0.2952 per share of Series C-2 Preferred Stock and (ii) 125% of the purchase price per share paid in connection with the issuance by the Company on or before June 7, 2013 of a new series of convertible preferred stock that is initially convertible into shares of the Company’s common stock at a ratio of one-to-one. All of the Series C warrants expire on June 7, 2017.

See report of independent registered public accounting firm.

ROW 44, INC.

ROW 44, INC.

CONDENSED BALANCE SHEETS
SEPTEMBER 30, 2012 AND DECEMBER 31, 2011
(UNAUDITED)

	2012	2011
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$12,975,406	$8,809,679
Accounts receivable, net of allowance for doubtful accounts of $7,293	8,200,777	4,415,989
Inventories	2,842,235	3,047,287
Prepaid expenses	3,569,423	1,339,257
Other current assets	91,666	211,742
TOTAL CURRENT ASSETS	27,679,507	17,823,954
PROPERTY AND EQUIPMENT, net	4,784,099	2,813,544
OTHER ASSETS
Notes receivable, related parties	73,167	70,095
Deposits and other assets	653,574	262,197
TOTAL OTHER ASSETS	726,741	332,292
TOTAL ASSETS	$33,190,347	$20,969,790
LIABILITIES AND STOCKHOLDERS' DEFICIT
CURRENT LIABILITIES
Accounts payable and accrued expenses	$10,304,050	$12,799,156
Accrued employee paid-time-off	378,480	322,313
Deferred revenue	5,624,986	8,403,996
Derivative liabilities	4,354,736	—
Notes payable and accrued interest, current portion	14,060	7,353,183
TOTAL CURRENT LIABILITIES	20,676,312	28,878,648
LONG-TERM LIABILITIES
Deferred revenue	—	222,923
Other non-current liabilities	50,000	50,000
Notes payable and accrued interest, non-current portion	41,962	52,612
TOTAL LIABILITIES	20,768,274	29,204,183
COMMITMENTS AND CONTINGENCIES
REDEEMABLE PREFERRED STOCK
Series A-1, $0.0001 par value; 9,794,142 shares authorized, issued and outstanding	9,067,951	8,558,796
Series A-2, $0.0001 par value; 19,887,000 shares authorized, issued and outstanding	21,042,103	19,860,613
Series B-1, $0.0001 par value; 73,783,872 shares authorized, issued and outstanding	26,956,706	25,447,132
Series B-2, $0.0001 par value; 62,326,439 shares authorized, issued and outstanding	19,599,493	18,497,358
Series C-1, $0.0001 par value; 105,868,792 shares authorized, 84,695,034 and 0 issued and outstanding	23,861,536	—
Series C-2, $0.0001 par value; 107,187,927 shares authorized, 85,750,341 and 0 issued and outstanding	19,216,067	—
TOTAL REDEEMABLE PREFERRED STOCK	119,743,856	72,363,899
STOCKHOLDERS' DEFICIT
Common stock, $0.0001 par value; 900,000,000 and 500,000,000 shares authorized, 156,616,342 and 86,084,342 shares issued and outstanding at September 30, 2012 and December 31, 2011, respectively	15,662	8,608
Treasury stock, 2,501,263 shares in treasury	(250,126)	(250,126)
Additional paid-in capital	8,018,866	5,708,964
Subscriptions receivable	(906,785)	(868,714)
Accumulated deficit	(114,199,400)	(85,197,024)
TOTAL STOCKHOLDERS' DEFICIT	(107,321,783)	(80,598,292)
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$33,190,347	$20,969,790

See the notes to condensed financial statements

ROW 44, INC.

CONDENSED STATEMENTS OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2012 AND 2011
(UNAUDITED)

	2012	2011
REVENUES
Equipment revenue	$49,707,279	$20,246,002
Services revenue	7,886,974	1,786,918
TOTAL REVENUES	57,594,253	22,032,920
OPERATING EXPENSES
Equipment cost of sales	46,805,636	18,467,074
Cost of services	14,694,337	5,059,295
Personnel	5,386,297	4,257,494
Research and development	2,256,748	2,404,941
Selling, general and administrative	7,298,160	5,529,981
TOTAL OPERATING EXPENSES	76,441,178	35,718,785
OPERATING LOSS	(18,846,925)	(13,685,865)
OTHER INCOME (EXPENSE)
Miscellaneous income	—	92
Interest income	50,110	39,491
Change in value of derivative instruments	247,533	—
Loss on disposal of assets	(21,097)	(61,075)
Interest expense	(10,431,997)	(6,537)
TOTAL OTHER INCOME (EXPENSE)	(10,155,451)	(28,029)
NET LOSS	(29,002,376)	(13,713,894)
Less: Preferred stock dividends	(5,467,534)	(3,969,661)
Less: Accretion of preferred stock	(463,702)	—
NET LOSS AVAILABLE TO COMMON STOCKHOLDERS	$(34,933,612)	$(17,683,555)
Net loss attributable to common stock per share – basic and diluted	$(0.36)	$(0.71)
Weighted average number of common shares outstanding – basic and diluted	97,352,138	24,888,495

See the notes to condensed financial statements

ROW 44, INC.

CONDENSED STATEMENTS OF STOCKHOLDERS' DEFICIT
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2012 AND THE YEAR ENDED DECEMBER 31, 2011
(UNAUDITED)

	Common Stock		Treasury Stock		Additional Paid-in Capital	Subscriptions Receivable	Accumulated Deficit	Total
	Shares	Amount	Shares	Amount
Balance, January 1, 2011	24,663,510	$2,466	—	$—	$8,035,980	(835,336)	$(67,407,938)	$(60,204,828)
Repurchase of common stock from officers	—	—	(900,000)	(90,000)	—	—	—	(90,000)
Receipt of common stock from officers as payment on advances and subscription receivable	—	—	(1,601,263)	(160,126)	—	12,750	—	(147,376)
Exercise of warrants for common stock	61,420,832	6,142	—	—	—	—	—	6,142
Discount on convertible promissory notes	—	—	—	—	2,939,440	—	—	2,939,440
Stock-based compensation	—	—	—	—	94,040	—	—	94,040
Preferred stock dividends	—	—	—	—	(5,360,496)	—	—	(5,360,496)
Interest income on subscriptions receivable	—	—	—	—	—	(46,128)	—	(46,128)
Net loss	—	—	—	—	—	—	(17,789,086)	(17,789,086)
Balance, December 31, 2011	86,084,342	8,608	(2,501,263)	(250,126)	5,708,964	(868,714)	(85,197,024)	(80,598,292)
Discount on convertible promissory notes	—	—	—	—	6,939,440	—	—	6,939,440
Warrants for common stock issued for services	—	—	—	—	279,505	—	—	279,505
Common stock issued for services	5,500,000	550	—	—	549,450	—	—	550,000
Exercise of warrants for common stock	65,000,000	6,500	—	—	—	—	—	6,500
Exercise of common stock options	32,000	4	—	—	4,796	—	—	4,800
Stock-based compensation	—	—	—	—	747,452	—	—	747,452
Preferred stock dividends	—	—	—	—	(5,467,534)	—	—	(5,467,534)
Accretion of redeemable preferred stock	—	—	—	—	(463,702)	—	—	(463,702)
Reclassification of common stock warrant derivative	—	—	—	—	(279,505)	—	—	(279,505)
Interest income on subscription receivable	—	—	—	—	—	(38,071)	—	(38,071)
Net loss	—	—	—	—	—	—	(29,002,376)	(29,002,376)
Balance, September 30, 2012	156,616,342	$15,662	(2,501,263)	$(250,126)	$8,018,866	$(906,785)	$(114,199,400)	$(107,321,783)

See the notes to condensed financial statements

ROW 44, INC.

CONDENSED STATEMENTS OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2012 AND 2011
(UNAUDITED)

	2012	2011
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(29,002,376)	$(13,713,894)
Adjustments to reconcile net loss to net cash used in operating activities:
Non-cash interest on convertible promissory notes	9,629,089	—
Depreciation and amortization	870,414	685,879
Reserve for excess and obsolete inventory	—	165,082
Interest income on subscriptions receivable	(38,071)	(33,346)
Stock-based compensation	747,452	84,748
Loss on disposal of property and equipment	21,097	61,075
Warrants for common stock issued for services	279,505	—
Common stock issued for services	550,000	—
Change in value of derivative instruments	(247,533)	—
Changes in operating assets and liabilities:
Accounts receivable	(3,784,788)	575,467
Inventories	143,270	(1,403,645)
Prepaid expenses and other current assets	(2,018,424)	(913,206)
Deposits and other assets	(488,830)	61,320
Accounts payable and accrued expenses	(3,141,745)	7,017,146
Accrued interest	799,170	—
Accrued employee paid-time-off	56,167	112,279
Deferred revenue	(3,001,933)	5,433,217
NET CASH USED IN OPERATING ACTIVITIES	(28,627,536)	(1,867,878)
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from the sale of property and equipment	—	6,592
Purchases of property and equipment	(2,189,394)	(589,944)
NET CASH USED IN INVESTING ACTIVITIES	(2,189,394)	(583,352)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of notes payable	10,000,000	—
Payments on notes payable	(9,833)	(9,040)
Repurchase of common stock from officers	—	(90,000)
Proceeds from the exercise of common stock warrants	6,500	6,142
Proceeds from the exercise of common stock options	4,800	—
Proceeds from the issuance of preferred stock and warrants	24,981,190	—
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	34,982,657	(92,898)
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	4,165,727	(2,544,128)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	8,809,679	3,489,000
CASH AND CASH EQUIVALENTS, END OF PERIOD	$12,975,406	$944,872
Supplemental disclosures:
Interest paid in cash	$3,737	$6,539
Income taxes paid in cash	$6,233	$2,346
Supplemental disclosure of non-cash financing and investing activities:
Notes payable and accrued interest converted into preferred stock and warrants	$20,790,295	$—
Inventory converted to property and equipment	$61,782	$55,265
Satisfaction of advances and subscriptions receivable via surrender of commons stock	$—	$160,126
Property and equipment acquired not yet paid	$608,175	$—

See the notes to condensed financial statements

ROW 44, INC.

NOTES TO CONDENSED FINANCIAL STATEMENTS
SEPTEMBER 30, 2012
(UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

Row 44, Inc. (the “Company”, “Row 44”, “we”, “us”, “our”) was founded in 2004 and provides satellite based in-flight broadband connectivity for commercial air passengers, as well as commercial airline operations services for cockpit and crew. In addition to its in-flight broadband system, the Company offers its customers a private labeled portal that is free to access for passengers. This portal currently comprises a custom menu of entertainment services, which includes streaming live TV, online shopping, games, and a moving map with plans to add additional features such as video on demand, movies, and texting. Row 44 currently offers services in the United States and Western Europe and plans to extend satellite coverage to other regions. The Company has several wholly owned, dormant subsidiaries that were created for regulatory purposes in current and anticipated operating regions.

Basis of Presentation

The accompanying unaudited condensed financial statements and notes have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”) and in conformity with Article 8 of Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, they do not include all the information and notes required by US GAAP for complete financial statements and should be read in conjunction with our annual financial statements and the notes thereto. In the opinion of management, all adjustments considered necessary for a fair presentation of the results of interim periods have been made. All adjustments are of a normal, recurring nature, except as otherwise disclosed.

Going Concern

The condensed financial statements have been prepared in conformity with US GAAP, which contemplates the continuation of the Company as a going concern. The Company has reported recurring losses and has not generated cash flows from operations. These conditions raise substantial doubt about the Company’s ability to continue as a going concern.

The Company has historically raised capital through the issuance of convertible promissory notes (“bridge loans”) sufficient to continue operations until such time that additional equity funding (in the form of Preferred Stock rounds) is obtained. During the nine months ended September 30, 2012, the Company received approximately $35 million through debt and equity financing, which was comprised of $25 million of new cash investment from an existing preferred shareholder in June 2012 for Series C-1 Preferred units and the issuance of a $10 million bridge loan in March 2012. This $10 million bridge loan and its accrued interest and a previously issued December 2011 $10 million bridge loan and its accrued interest were converted into Series C-2 Preferred units in June 2012 in conjunction with the Series C-1 financing.

Management intends to become profitable by continuing to seek out additional airline companies in various global markets that are interested in offering connectivity to their customers and to expand its product offering with emphasis on bringing to market enhanced products like streaming video, live TV, and movies. If the Company is not successful in becoming profitable, it may have to further delay or reduce expenses, or curtail operations. The accompanying condensed financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that could result should the Company not continue as a going concern.

Use of Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Management uses its historical records and knowledge of its business in making these estimates. Accordingly, actual results may differ from these estimates.

ROW 44, INC.

NOTES TO CONDENSED FINANCIAL STATEMENTS
SEPTEMBER 30, 2012
(UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Inventories

Inventories, which are classified as finished goods, are comprised of individual parts and assemblies and are stated at the lower of cost or market. Cost of inventories is determined using actual cost on a first-in, first-out basis. The Company provides inventory write-downs based on excess and obsolete inventories determined primarily by future demand forecasts. The write-down is measured as the difference between the cost of the inventory and market based upon assumptions about future demand and charged to the provision for inventory, which is a component of cost of sales. At the point of the loss recognition, a new, lower cost basis for that inventory is established, and subsequent changes in facts and circumstances do not result in the restoration or increase in that newly established cost basis. The Company recorded $0 and $165,082 increases in the reserve for excess and obsolete inventory during the nine months ended September 30, 2012, and 2011, respectively.

Long-Lived Assets

The Company accounts for the impairment and disposition of long-lived assets in accordance with ASC 350, “Intangibles — Goodwill and Other” and ASC 360, “Property and Equipment”. Long-lived assets to be held and used are reviewed for events or changes in circumstances that indicate that their carrying value may not be recoverable. No impairment losses were recorded during the nine months ended September 30, 2012.

2. RECENT ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Codification update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards”. This pronouncement was issued to provide a consistent definition of fair value and ensure that the fair value measurement and disclosure requirements are similar between U.S. GAAP and IFRS. ASU 2011-04 changes certain fair value measurement principles and enhances the disclosure requirements particularly for Level 3 fair value measurements. We applied the provisions of ASU 2011-04 to our fair value measurements during 2012; however, the adoption did not have a material effect on our financial statements.

3. EARNINGS (LOSS) PER SHARE

Basic earnings (loss) per share is computed in accordance with ASC 260, “Earnings Per Share”, using the weighted-average number of common shares outstanding during the period. Diluted earnings (loss) per share are computed using the weighted-average number of common shares and dilutive potential common shares outstanding during the period. Dilutive potential common shares, which primarily consist of stock options issued to employees, warrants issued to third parties, convertible promissory notes, and convertible preferred stock, have been excluded from the diluted loss per share calculation because their effect is anti-dilutive.

ROW 44, INC.

NOTES TO CONDENSED FINANCIAL STATEMENTS
SEPTEMBER 30, 2012
(UNAUDITED)

3. EARNINGS (LOSS) PER SHARE  – (continued)

The Company includes participating securities, which consists of Preferred Stock outstanding, in the computation of earnings per share pursuant to the two-class method. The participating securities have contractual participation rights to distributed earnings equivalent to those of stockholders of unrestricted common stock. The two-class method of computing earnings per share is an allocation method that calculates earnings per share for common stock and participating securities. During periods when the Company generates a net loss, no portion of the loss is allocated to the preferred stock as the preferred shareholders are not contractually obligated to participate in losses.

	Nine Months Ended September 30,
	2012	2011
Net loss	$(29,002,376)	$(13,713,894)
Less: Preferred stock dividends	(5,467,534)	(3,969,661)
Less: Preferred stock accretion	(463,702)	—
Undistributed losses	$(34,933,612)	$(17,683,555)
Allocation of undistributed losses to participating securities:
Common stock	$(34,933,612)	$(17,683,555)
Preferred stock	—	—
Undistributed losses	$(34,924,132)	$(17,683,555)

4. PROPERTY AND EQUIPMENT

Depreciation and amortization of property and equipment amounted to $867,699 and $683,164 during the nine months ended September 30, 2012 and 2011, respectively, and are included in the accompanying statements of operations in selling, general and administrative expenses.

At September 30, 2012, property and equipment consists of the following:

2012
Albatross (aircraft)	$384,798
Furniture and fixtures	525,811
Equipment	5,852,113
Computer equipment	912,159
Computer software	142,652
Automobiles	37,423
Leasehold improvements	343,193
8,198,149
Less accumulated depreciation and amortization	3,414,050
Total	$4,784,099

ROW 44, INC.

NOTES TO CONDENSED FINANCIAL STATEMENTS
SEPTEMBER 30, 2012
(UNAUDITED)

5. CONVERTIBLE, REDEEMABLE PREFERRED STOCK

As of September 30, 2012, the Company is authorized to issue 378,848,172 shares of Convertible Redeemable Preferred Stock (“Preferred Stock”), which is allocated to various Series as follows:

Series A-1:     9,794,142 shares
Series A-2:    19,887,000 shares
Series B-1:    73,783,872 shares
Series B-2:    62,326,439 shares
Series C-1:   105,868,792 shares
Series C-2:   107,187,927 shares

Preferred Stock and Warrant Purchase Agreement

In June 2012, the Company entered into a Preferred Stock and Warrant Purchase Agreement (“Preferred Stock Agreement”). Pursuant to the Preferred Stock Agreement, the Company issued 84,695,034 units of Series C-1 Preferred Stock for cash and 85,750,341 units of Series C-2 Preferred Stock for conversion of convertible bridge loans and related accrued interest. Each unit is comprised of one share of Preferred Stock and a warrant to purchase 0.25 shares of preferred stock.

Following is a summary of the activity under the Preferred Stock Agreement:

	Shares	Warrants	Form of Consideration
			Cash Proceeds	Debt/Interest Conversion
Series C-1	84,695,034	21,173,758	$24,981,190	$—
Series C-2	85,750,341	21,437,586	$—	$20,790,295

The Series C-1 and C-2 Preferred Stock share similar rights and privileges as the Company’s other classes of preferred stock, including, but not limited to, conversion rights, voting rights, cumulative dividends, liquidation preferences, and redemption rights.

The Series C-1 Warrants have an exercise price equal to the lower of (i) $0.369 per share of Series C-1 Preferred Stock and (ii) 125% of the purchase price per share paid in connection with the issuance by the Company on or before June 7, 2013 of a new series of convertible preferred stock that is initially convertible into shares of the Company’s common stock at a ratio of one-to-one. The Series C-2 Warrants have an exercise price equal to the lower of (i) $0.2952 per share of Series C-2 Preferred Stock and (ii) 125% of the purchase price per share paid in connection with the issuance by the Company on or before June 7, 2013 of a new series of convertible preferred stock that is initially convertible into shares of the Company’s common stock at a ratio of one-to-one. All of the Series C warrants expire on June 7, 2017.

The Series C-1 and C-2 warrants (“Series C Warrants”) were determined to be derivatives as a result of the provisions that provide the holder with (i) downward adjustments to the exercise price based upon future equity issuances and (ii) the ability to net-settle the instrument via a cashless exercise option. The Series C Warrants were recorded at their fair market value on the grant date and were recorded as a reduction of the carrying amount of the Series C-1 and Series C-2 Preferred Stock. See note 8 for further discussion regarding the fair value of the Series C Warrants.

8% Cumulative Dividends

The Preferred Stock accrues cumulative dividends at the rate of 8% per annum on the base amount, whether or not declared, together with any other dividends declared but unpaid, subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization, and are payable only if and when declared by the Company’s Board of Directors. Cumulative but unpaid dividends as of September 30, 2012 amount to $17,540,329.

ROW 44, INC.

NOTES TO CONDENSED FINANCIAL STATEMENTS
SEPTEMBER 30, 2012
(UNAUDITED)

5. CONVERTIBLE, REDEEMABLE PREFERRED STOCK  – (continued)

Liquidation

At September 30, 2012, the Preferred Stock has an aggregate liquidation preference of $123,602,916, which includes cumulative but unpaid dividends.

Optional Conversion Rights

Holders of the Preferred Stock, at their option, may convert their shares into shares of common stock at the following conversion prices, subject to certain adjustments for future issuances at a lower price and customary adjustments for stock splits, combinations, etc.

Series A-1 $0.5064
Series A-2 $0.5577
Series B-1 $0.3063
Series B-2 $0.2604
Series C-1 $0.2952
Series C-2 $0.2429

The Company evaluated the embedded conversion rights under the guidance of ASC 815, “Derivatives and Hedging”. The Company determined that for purposes of evaluating embedded features that may require bifurcation, the preferred stock primarily had characteristics of equity. Therefore, the conversion feature permitting conversion to common stock would be clearly and closely related to the host instrument, and as a result was not bifurcated.

In the event of a notice of redemption of any shares of Preferred Stock, the Conversion Rights of the shares designated for redemption shall terminate unless the redemption is not fully paid on such redemption date, in which case the Conversion Rights for such shares shall continue until such price is paid in full, provided that the Conversion Rights shall be appropriately modified to take into account that portion of redemption proceeds actually received by the holders of Preferred Stock.

At September 30, 2012, there were approximately 394 million shares of common stock issuable upon conversion of the outstanding Preferred Stock.

Redemption Rights

The Preferred Stock shall be redeemed by the Company, at any time on or after March 31, 2015, at a price equal to the greater of i) the Original Issue Price per share, plus any accumulated but unpaid dividends, or ii) the fair market value of the common stock, if a majority of the then outstanding holders of Preferred Stock, as determined on an as converted into Common Stock basis, provide written notice to the Company requesting redemption of the Preferred Stock. The Preferred Stock was recorded outside of permanent equity due to the fact that its redemption is outside the control of the Company. The Preferred Stock is presented on the accompanying balance sheet at its redemption amount. Changes to the redemption amount related to cumulative but unpaid dividends. As a result of the Company’s accumulated deficit, cumulative dividends are charged against additional paid-in capital.

ROW 44, INC.

NOTES TO CONDENSED FINANCIAL STATEMENTS
SEPTEMBER 30, 2012
(UNAUDITED)

5. CONVERTIBLE, REDEEMABLE PREFERRED STOCK  – (continued)

Redemption Rights

The following is a reconciliation of the preferred stock activity for the period ended September 30, 2012:

	Preferred Stock
	Series A-1	Series A-2	Series B-1	Series B-2	Series C-1	Series C-2
Balance, January 1, 2012	$8,558,796	$19,860,613	$25,447,132	$18,497,358	$—	$—
Series C issuance	—	—	—	—	24,981,190	20,790,295
Reclassification of derivatives	—	—	—	—	(1,967,938)	(2,354,826)
Cumulative dividends	509,155	1,181,490	1,509,574	1,102,135	635,616	529,564
Accretion of preferred stock	—	—	—	—	212,668	251,034
Balance, September 30, 2012	$9,067,951	$21,042,103	$26,956,706	$19,599,493	$23,861,536	$19,216,067

6. STOCK-BASED COMPENSATION

Stock Options

During the nine months ended September 2012, the Company granted 40,725,667 stock options to purchase common stock, which had a weighted-average grant date fair value of $0.04 per stock option. There were no option awards granted during 2011. Fair values were determined using the Black-Scholes model and the following level 3 assumptions for the nine months ended September 30, 2012:

Stock value (per share)	$0.10
Weighted-average expected term	5.58 years
Risk-free rate	1.00%
Expected stock volatility	48%
Dividend yield	0%

Stock option activity for the nine months ended September 30, 2012 is as follows:

	Shares	Weighted-average exercise price	Weighted-average remaining contractual term	Aggregate Intrinsic Value
Outstanding – January 1, 2012	8,942,825	$0.15	6.91 years
Granted	40,725,667	0.10
Exercised	(32,000)	0.15
Forfeited	(5,050,000)	0.10
Outstanding – September 30, 2012	44,586,492	$0.11	8.23 years	$—
Exercisable at September 30, 2012	27,030,686	$0.12	7.46 years	$—
Expected to vest at September 30, 2012	17,555,806	$0.10	9.42 years	$—

ROW 44, INC.

NOTES TO CONDENSED FINANCIAL STATEMENTS
SEPTEMBER 30, 2012
(UNAUDITED)

6. STOCK-BASED COMPENSATION  – (continued)

Information about stock options at September 30, 2012 is summarized as follows:

Stock Options

Exercise Price	Number Outstanding	Weighted Average Remaining Contractual Life	Number Exercisable	Weighted Average Remaining Contractual Life
$ 0.08	304,000	7.68 years	220,416	7.68 years
$ 0.10	35,675,667	9.00 years	18,279,941	8.92 years
$ 0.15	8,606,825	6.13 years	8,530,329	6.13 years

The fair value of share options vested, and related share-based compensation recognized, during the nine months ended September 30, 2012 and 2011 amounted to $747,452 and $84,748, respectively, and was included in personnel costs and research and development expenses as follows:

	Nine Months Ended September 30,
	2012	2011
Personnel	$719,828	$70,877
Research and development	27,624	13,871
Total	$747,452	$84,748

As of September 30, 2012, the Company had $806,077 of total unrecognized compensation costs related to non-vested share-based compensation arrangements. These costs are expected to be recognized over the weighted-average period of 1.89 years.

Common Stock — Shares and Warrants

In connection with each round of bridge loans issued in December 2011 and March 2012 (see note 7), the Company granted warrants to purchase 50,000,000 shares of common stock at an exercise price of $0.0001 per share, totaling 100,000,000 warrants issued. Both grants of 50,000,000 warrants to purchase common stock were valued at $4,995,818 each under the Black-Scholes valuation model using the level 3 assumptions below. This value was used in the calculation of the relative fair value of the convertible bridge loans (see note 7).

In March 2012, the Company issued 5,500,000 of $0.0001 par value common shares to a supplier for services to be received. In addition, the Company granted warrants to the same supplier to purchase up to 20,000,000 shares of common stock based on certain criteria at an exercise price of the greater of i) $0.30 per share or ii) the price per share of Preferred Stock with respect to any sale of Preferred Stock that occurs on or before the date that is three months following the effective date of the Technology Agreement. The warrants have a contractual term of 5 years. The shares and warrants were valued at $550,000 and $279,505, respectively, which were recorded to cost of services during 2012. Pursuant to the terms of the related services agreement, the Company is committed to pay the supplier $1M on the anniversary dates of the first use of the service on board a commercial aircraft, subject to a maximum of $3M over the term. The first commercial use of the service was in June 2012.

The 20,000,000 warrants were determined to be a derivative liability, under the provisions of ASC 815, “Derivatives and Hedging”, at the point that performance was completed by the supplier. See note 8 for further discussion regarding the valuation of the common stock warrant derivative liability.

ROW 44, INC.

NOTES TO CONDENSED FINANCIAL STATEMENTS
SEPTEMBER 30, 2012
(UNAUDITED)

6. STOCK-BASED COMPENSATION  – (continued)

Warrants granted during 2012 were valued under the Black-Scholes valuation model using the following Level 3 assumptions:

Stock value (per share)	$0.10
Expected term	5 – 7 years
Risk-free rate	2.57%
Expected stock volatility	50%
Dividend yield	0%

Following is a summary of the warrants for common stock activity for the nine months ended September 30, 2012:

	Number of Warrants	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term
Outstanding, January 1, 2012	68,850,105	$0.0113	6.29 years
Granted	70,000,000	0.0858
Exercised	(65,000,000)	0.0001
Forfeited, cancelled and expired	—	—
Outstanding, September 30, 2012	73,850,105	$0.0917	5.18 years
Exercisable, September 30, 2012	53,850,105	$0.0144	5.44 years
Expected to vest, September 30, 2012	20,000,000	$0.3000	4.47 years

The following is a summary of all warrants outstanding at September 30, 2012:

Exercise Priceper Warrant	Number of Warrants	Class of Shares	Weighted Average Remaining Life
$0.00 – $0.0001	52,787,605	Common	5.50 years
$0.15	125,000	Common	4.44 years
$0.30	20,000,000	Common	4.47 years
$0.80	937,500	Common	2.24 years
Total outstanding:	73,850,105
$0.369	21,173,758	Preferred Series C-1	4.68 years
$0.2952	21,437,586	Preferred Series C-2	4.68 years
Total outstanding:	42,611,344

7. NOTES PAYABLE AND CONVERTIBLE BRIDGE LOANS

During 2010, the Company entered into a note payable for the payment of leasehold improvements associated with its move to its new corporate facilities. The note bears interest at 8% per annum and is payable in monthly installments of principal and interest and matures in 2016. Interest expense related to this note payable amounted to $3,692 and $4,973 during the nine months ended September 30, 2012 and 2011, respectively. The note payable balance outstanding amounted to $56,022 at September 30, 2012.

In December 2011 and March 2012, the Company entered into convertible bridge loans with existing preferred shareholders for debt raises of $10,000,000 and $10,000,000, respectively. The bridge loans bear interest at the

ROW 44, INC.

NOTES TO CONDENSED FINANCIAL STATEMENTS
SEPTEMBER 30, 2012
(UNAUDITED)

7. NOTES PAYABLE AND CONVERTIBLE BRIDGE LOANS  – (continued)

rate of 12% per annum and matured on May 31, 2012. The bridge loans and related interest were convertible into preferred shares at such time as the Company raised additional equity funding through the issuance of a future round of Qualified Financing, as defined in the agreement, which was ultimately the Series C Preferred Stock capital raise in June 2012 (see note 5). The conversion price of the loans is to be determined based on a 20% discount of the issuance price of the Qualified Financing. The Company granted the note holders thereto a security interest in substantially all assets of the Company. Additionally, in connection with these two rounds of bridge loans, the Company granted warrants to purchase a total of 100,000,000 shares of common stock at $0.0001 per share (see note 6 for additional discussion regarding the warrants). The Company determined that the bridge loans constituted share-settled debt in accordance with ASC 480, “Distinguishing Liabilities from Equity”. As such, the convertible bridge loans were initially recorded at an amount equal to their residual allocated amount and were accreted to their redemption amount, which is approximately 20% greater than its face amount, through the maturity date using the effective interest method. During the nine months ended September 30, 2012, the Company recognized interest expense of $9,629,089 relating to the accretion of the bridge loans. In June 2012, the Company converted $20,000,000 of principal and $790,295 of related accrued interest into units of Series C-2 Preferred Stock.

During the nine months ended September 30, 2012, the Company’s effective interest rate on convertible bridge loans was 421%.

The following is a schedule, by year, of future minimum principal payments required under notes payable as of September 30, 2012:

Years Ending December 31,
Remainder of 2012	$3,410
2013	14,343
2014	15,534
2015	16,823
2016	5,912
$56,022

8. FAIR VALUE OF FINANCIAL INSTRUMENTS

The Series C Warrants were determined to be derivatives as a result of the provisions that provide the holder with (i) downward adjustments to the exercise price based upon future equity issuances and (ii) the ability to net-settle the instrument via a cashless exercise option. The Series C Warrants were recorded at their fair market value on the grant date and were recorded as a reduction of the carrying amount of the Series C-1 and Series C-2 Preferred Stock.

The 20,000,000 warrants granted to a supplier in 2012 were determined to be a derivative, under the provisions of ASC 815, “Derivatives and Hedging”, at the point in time when the performance by the supplier was complete. The Company determined that these warrants are derivatives due to the adjustable exercise price provisions contained therein. As such, the fair value of the derivatives were reclassified from equity to derivative liabilities on the date performance by the supplier was complete.

The fair value of derivatives was determined using a Black-Scholes model, which utilized Level 3 unobservable inputs. Significant inputs used in valuing the derivatives included (i) the Company’s current stock price, (ii) the Company’s expected stock-price volatility, (iii) the expected term of the instrument, and (iv) the probability that the Company would default on the convertible bridge loans.

ROW 44, INC.

NOTES TO CONDENSED FINANCIAL STATEMENTS
SEPTEMBER 30, 2012
(UNAUDITED)

8. FAIR VALUE OF FINANCIAL INSTRUMENTS  – (continued)

The assumptions used to value the Series C warrants and the common stock warrants classified as derivatives were as follows during the nine months ended September 30, 2012:

	Common Stock Warrants	Series C Warrants
Stock value (per share)	$0.10	$0.27
Expected term	5 years	5 years
Risk-free rate	2.57%	1.00%
Expected stock volatility	50%	50%
Dividend yield	0%	0%

The following table presents instruments measured at fair value on a recurring basis and their level within the fair value hierarchy as of September 30, 2012:

	Level 1	Level 2	Level 3	Total
Series C Warrants	$—	$—	$4,105,107	$4,105,107
Common stock warrants	—	—	249,629	249,629
Derivative liabilities	$—	$—	$4,354,736	$4,354,736

The following table presents the fair value reconciliation of Level 3 derivative liabilities measured at fair value on a recurring basis for the nine months ended September 30, 2012:

Balance, January 1, 2012	$—
Series C warrants	4,322,764
Common stock warrants	279,505
Change in value	(247,533)
Reclassification to equity	—
Balance, September 30, 2012	$4,354,736

The carrying amount of certain of the Company’s financial instruments, including cash, accounts receivable, and accounts payable and accrued expenses, approximate fair value due to the relatively short maturity of such instruments. The fair value of borrowings is not considered to be significantly different than its carrying amount because the stated rates for such debt reflect current market rates and conditions.

9. CONCENTRATIONS

Major Customers

During the nine months ended September 30, 2012, two customers represented 96% of net revenues. Accounts receivable from these two customers represented 95% of total accounts receivable at September 30, 2012.

During the nine months ended September 30, 2011, two customers represented 99.9% of net revenues.

Major Suppliers

The Company purchases its satellite bandwidth from a single supplier. This supplier also provides the Company with the equipment and servers required to terminate the satellite stream, provides space at its datacenters to house the equipment and servers, and also provides network operations service support. During the nine months ended September 30, 2012 and 2011, the Company paid $12,185,009 and $5,077,445 to this supplier for services and purchased $1,550,019 and $31,768 of equipment and servers, respectively.

The Company purchases equipment from third party suppliers for sale to the airlines. The supplier that provides satellite bandwidth also provides modems for use within the equipment on the aircraft. During the

ROW 44, INC.

NOTES TO CONDENSED FINANCIAL STATEMENTS
SEPTEMBER 30, 2012
(UNAUDITED)

9. CONCENTRATIONS  – (continued)

nine months ended September 30, 2012 and 2011, the Company purchased modems, which comprised 4% and 1% of total inventory purchases, respectively.

The Company purchases the antenna assembly and related cabling from a single supplier which, during the nine months ended September 30, 2012 and 2011, comprised 62% and 52% of total inventory purchases, respectively.

The Company also purchases radomes and rings from a single supplier which, during the nine months ended September 30, 2012 and 2011, comprised 11 % and 14% of total inventory purchases, respectively.

The Company also purchases line replaceable units from a single supplier which, during the nine months ended September 30, 2012 and 2011, comprised 10% and 9% of total inventory purchases, respectively.

Any interruption in the supply from these significant vendors would have a significant impact on the Company’s ability to provide equipment to the airline’s for installation.

10. INCOME TAXES

The difference between income tax expense attributable to continuing operations and the amount of income tax expense that would result from applying domestic federal statutory rates to pre-tax income (loss) is mainly related to non-deductible expenses and an increase in the valuation allowance, partially offset by state income taxes.

11. RELATED PARTY TRANSACTIONS

PAR Investment Partners, L.P. (“PAR”) owns more than 40% of the outstanding equity of Row 44 as of September 30, 2012. Accordingly, PAR can exercise significant influence on the Company.

As discussed in Notes 5, 7 and 13, in connection with the December 2011 and March 2012 bridge loans, PAR loaned Row 44 $13,000,000 and was granted warrants to purchase 65 million shares of Row 44’s $0.0001 par value common stock. In August 2012, PAR exercised these warrants. In connection with the June 2012 financing, PAR’s bridge loans were converted into 55,737,722 shares of Series C-2 Preferred Stock and warrants to purchase an additional 13,934,431 shares of Series C-2 Preferred Stock.

Subscriptions Receivable, Notes Receivable and Advances

At September 30, 2012, the Company had balances owed from a current officer and a former officer under long-term receivable agreements (“officers’ receivables”), which amounted to $979,952, of which $73,167 is presented as notes receivable, related parties and $906,785 is presented as subscriptions receivable. These officers’ receivables are collateralized by all of the outstanding shares of common stock owned by each of these individuals. The Company recognizes interest income when earned, using the simple interest method. The Company makes ongoing assessments regarding the collectability of the notes receivable balance. Notes receivable are presented on the accompanying balance sheets at their estimated net realizable value.

12. COMMITMENTS AND CONTINGENCIES

Lease Commitments

The Company leases its operating facilities under non-cancelable operating leases that expire through 2016. The Company also leases certain facilities under month-to-month arrangements. Total rent expense for the nine months ended September 30, 2012 and 2011 was $397,799 and $264,353, respectively. The Company is responsible for certain operating expenses in connection with these leases. The following is a schedule, by year, of future minimum rental payments required under non-cancelable operating leases as of September 30, 2012:

ROW 44, INC.

NOTES TO CONDENSED FINANCIAL STATEMENTS
SEPTEMBER 30, 2012
(UNAUDITED)

12. COMMITMENTS AND CONTINGENCIES  – (continued)

Years Ending December 31,
Remainder of 2012	$131,713
2013	501,686
2014	467,029
2015	480,472
2016	304,451
Thereafter	93,794
$1,979,145
Vendor Payable

In December 2011, the Company amended an agreement with one of its major suppliers to pay specific invoices that amounted to $12,435,666. In connection with the bridge loan funding in December 2011 (see note 7), $3,662,000 of the open invoices were paid and the remaining balance was to be paid in nine monthly installments (four installments of $1,250,000, four installments of $754,733, and one installment of $754,734) from January 2012 - September 2012. No interest is payable on these amounts provided that the Company makes all nine installments in the agreed upon amounts and on or before the agreed upon due dates. In September 2012, pursuant to terms of the amended agreement, the Company paid this balance in full and did not incur any related interest charges.

Video License Commitments

In connection with the distribution of entertainment services, the Company has certain contracted commitments with various video content providers that expire through 2016. The Company expenses these license fees over the applicable period the contracted commitment covers as a charge to cost of services. The following is a schedule, by year, of the future payments required under these contracted commitments as of September 30, 2012:

Years Ending December 31,
Remainder of 2012	$388,000
2013	1,520,000
2014	620,000
2015	170,000
2016	120,000
Thereafter	—
$2,818,000
Services Agreement

Pursuant to the terms of a services agreement, the Company is committed to pay a supplier $1,000,000 on the anniversary dates of the first use of the service on board a commercial aircraft, subject to a maximum of $3M over the term. The first commercial use of the service was in June 2012.

Legal Matters

The Company is involved from time to time in various legal proceedings in the normal conduct of its business. The Company does not believe that the outcome of any pending litigation will have a material adverse impact on the Company’s financial position, results of operations, or cash flows.

ROW 44, INC.

NOTES TO CONDENSED FINANCIAL STATEMENTS
SEPTEMBER 30, 2012
(UNAUDITED)

12. COMMITMENTS AND CONTINGENCIES  – (continued)

Satellite Costs Commitments

In connection with the purchase of satellite bandwidth, the Company signed a Master Services Agreement (“MSA”) with Hughes Network Systems, LLC (“Hughes”) to provide for satellite capacity in North America and Europe. The Company and Hughes have entered into subsequent agreements to provide additional capacity as needed to support the bandwidth requirements for its airline customers and airline customers’ passengers. The Company expenses these satellite capacity charges as incurred based on monthly invoices provided by Hughes for the month’s applicable bandwidth amount made available to the Company. The following is a schedule, by year, of future payments under the MSA and subsequent agreements thereto as of September 30, 2012:

Years Ending December 31,
Remainder of 2012	$7,005,304
2013	28,054,722
2014	27,588,227
2015	23,429,472
2016	—
Thereafter	—
$86,077,725

13. SUBSEQUENT EVENTS

The Company has evaluated subsequent events through December 12, 2012, the date the unaudited condensed financial statements were available to be issued.

On November 8, 2012, the Company entered into an Agreement and Plan of Merger with Global Eagle Acquistion Corp. (GEAC) whereby GEAC will acquire 100% of the equity interests of the Company in exchange for shares of GEAC Common Stock. The Company is proceeding with this transaction and expects to close the transaction in January 2013.

In October 2012, the Company signed a binding Memorandum of Understanding with a major customer regarding certain business model, economic and service provision changes to the current Services Agreement between the Company and the customer, all expected to be incorporated into a definitive agreement between the parties effective as of January 2013. As of the date these unaudited condensed financial statements were available to be issued, an estimate of the financial effect of this event cannot be made.

REPORT OF INDEPENDENT AUDITORS

To the Supervisory Board
Advanced Inflight Alliance, AG

We have audited the accompanying consolidated balance sheets of Advanced Inflight Alliance AG, as of December 31, 2011 and 2010, and the related consolidated income statements and consolidated statements of comprehensive income, statement of changes in equity and consolidated cash flow statements for each of the three years in the period ended December 31, 2011. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with United States generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated balance sheets of Advanced Inflight Alliance AG, at December 31, 2011 and 2010, and the related consolidated income statements and consolidated statements of comprehensive income, statement of changes in equity and consolidated cash flow statements for each of the three years in the period ended December 31, 2011 in conformity with International Financial Reporting Standards as adopted by the European Union (IFRS).

IFRS varies in certain respects from those generally accepted in the United States. Information relating to such difference is presented in Notes 26 to the consolidated financial statements.

Munich, October 31, 2012

Ernst & Young GmbH
Wirtschaftsprüfungsgesellschaft

/s/ Müller Wirtschaftsprüfer [German Public Auditor]	/s/ Nöhmeier Wirtschaftsprüferin [German Public Auditor]

ADVANCED INFLIGHT ALLIANCE AG
Consolidated Income Statements
For the years ended December 31, 2011, 2010 & 2009

	Notes	2011 EUR	2010 EUR	2009 EUR
Revenue	5.	121,579,767	111,113,924	108,050,822
Other operating income	6.1	935,993	348,711	442,758
Changes in inventories of goods and work in progress		-170,190	33,895	—
Cost of materials	6.6	-73,405,629	-67,295,568	-67,731,900
Staff costs	6.5	-27,448,268	-21,879,143	-18,985,624
Depreciation, amortization and impairment losses	6.7	-3,959,243	-3,970,775	-4,917,394
Other operating expenses	6.2	-10,989,134	-9,938,200	-10,040,610
Net income from operating activities		6,543,296	8,412,844	6,818,052
Finance income	6.4	122,181	137,170	99,915
Finance costs	6.3	-767,927	-961,501	-1,050,886
Net result from financing and investment activities		-645,746	-824,331	-950,971
Earnings before income taxes		5,897,550	7,588,513	5,867,081
Income taxes	7.	-1,490,893	-2,095,901	-1,154,246
Net income for the year		4,406,657	5,492,612	4,712,835
Basic EPS	9.	0.28	0.38	0.33
Diluted EPS	9.	0.28	0.38	0.32
Average number of shares (basic)		15,705,759	14,500,000	14,500,000
Average number of shares (diluted)		15,823,436	14,542,729	14,513,361
Number of weighted stock options		117,677	42,729	13,361

ADVANCED INFLIGHT ALLIANCE AG
Consolidated Statements of Comprehensive Income
For the years ended December 31, 2011, 2010 & 2009

	2011 EUR	2010 EUR	2009 EUR
Net income for the year	4,406,657	5,492,612	4,712,835
Other comprehensive income
Exchange differences on translation of foreign operations	1,738,796	3,847,739	3,559,905
Cash flow hedges
Gains/(losses) from cash flow hedges for the period	-119,070	—	11,734
Reclassification to profit or loss	78,814	131,356	—
Income tax effect	13,276	-43,363	-3,872
	-26,980	87,993	7,861
Other comprehensive income for the year, net of tax	1,711,816	3,935,731	3,567,766
Total comprehensive income for the year, net of tax	6,118,473	9,428,343	8,280,601

ADVANCED INFLIGHT ALLIANCE AG
Consolidated Balance Sheets
As of December 31, 2011 & 2010

	Notes	2011 EUR	2010 EUR
ASSETS
Non-current assets
Intangible assets:
– Goodwill	11./13.	37,962,663	25,835,772
– Film rights	11./13.	57,446	117,315
– Other intangible assets	11.	22,320,180	18,594,236
Property, plant and equipment
– Land and buildings	10.	756,566	708,652
– Operating and office equipment	10.	1,496,562	1,505,465
Financial assets	12.1	—	3,318
Deferred tax assets	7.	1,944,574	1,540,190
Total non-current assets		64,537,988	48,304,948
Current assets
Inventories	14.	11,701,247	1,294,630
Trade receivables	15.	19,843,741	18,781,089
Financial assets		17,401	—
Current income tax assets	7.	2,566,180	3,320,577
Cash and cash equivalents	16.	15,959,760	13,954,402
Other assets		2,231,011	2,405,498
Total current assets		52,319,340	39,756,196
TOTAL ASSETS		116,857,328	88,061,144
EQUITY AND LIABILITIES
Equity attributable to equity holders of the parent
Subscribed capital	18.	16,688,091	14,500,000
Capital reserves	18.	12,058,795	8,871,025
Retained earnings	18.	21,209,999	18,543,342
Other components of equity	18.	1,151,537	-560,279
Total equity		51,108,422	41,354,089
Non-current liablities
Interest bearing loans and borrowings	12.2.	9,615,769	2,314,880
Financial liabilties	12.2.	2,655,448	142,968
Other liabilities	21.	178,379	188,343
Deferred tax liabilties	7.	6,795,213	5,248,792
Total non-current liabilities		19,244,809	7,894,983
Current liablities
Interest bearing loans and borrowings	12.2.	3,060,621	3,937,031
Trade payables	22.	34,272,016	25,121,243
Other financial liabilities		—	—
Income tax payable	7.	2,417,043	1,655,405
Other provisions	21.	267,865	159,836
Other liabilities	22.	6,486,552	7,938,557
Total current liabilities		46,504,097	38,812,072

ADVANCED INFLIGHT ALLIANCE AG
Statement of Changes in Equity

	Note	Subscribed capital (No-par value shares)		Capital reserves	Retained earnings	Other recognized gains and losses			Equity in accordance with the conslidated Balance sheet
						Adjustments from foreign currency translation	Other neutral transactions	Total
		Number	EUR	EUR	EUR	EUR	EUR	EUR	EUR
Balance as of December 31, 2008		14,500,000	14,500,000	8,676,644	10,947,895	-7,915,101	-148,675	-8,063,776	26,060,763
Dividend paid	18.		—	—	-1,160,000				-1,160,000
Stock options	20.			117,646					117,646
Net income/(loss)	18.				4,712,835				4,712,835
Other group income						3,559,905	7,861	3,567,766	3,567,766
Group comprehensive income									8,280,601
Balance as of December 31, 2009		14,500,000	14,500,000	8,794,290	14,500,730	-4,355,196	-140,814	-4,496,010	33,299,010
Balance as of January 1, 2010		14,500,000	14,500,000	8,794,290	14,500,730	-4,355,196	-140,814	-4,496,010	33,299,010
Dividend payments			—	—	-1,450,000				-1,450,000
Stock options				76,735					76,735
Net income					5,492,612				5,492,612
Other group income						3,847,739	87,993	3,935,731	3,935,731
Group comprehensive income									9,428,343
Balance as of December 31, 2010		14,500,000	14,500,000	8,871,025	18,543,342	-507,458	-52,821	-560,279	41,354,089
Balance as of January 1, 2011		14,500,000	14,500,000	8,871,025	18,543,342	-507,458	-52,821	-560,279	41,354,089
Capital increase	18.	2,071,428	2,071,428	3,107,142					5,178,570
Transaction cost				-31,702					-31,702
Dividend payments	19.				-1,740,000				-1,740,000
Stock Options	20.	116,663	116,663	112,330					228,993
Net income	18.2.				4,406,657				4,406,657
Other group income	18.2.					1,738,796	-26,980	1,711,816	1,711,816
Group comprehensive income									6,118,473
Balance as of December 31, 2011		16,688,091	16,688,091	12,058,795	21,209,999	1,231,338	-79,801	1,151,537	51,108,422

ADVANCED INFLIGHT ALLIANCE AG
Consolidated Cash Flow Statements
For the years ended December 31, 2011, 2010 & 2009

	Notes	2011 TEUR	2010 TEUR	2009 TEUR
Operating activities
Income before Tax		5,898	7,589	5,867
Adjustments to reconcile net income to net cash flow:
Depreciation and impairment of property, plant and equipment	6.7.	824	1,018	911
Amortization and impairment of intangible assets	6.7.	3,135	2,954	3,867
Share-based payments expense	20.	-43	77	118
Gain/loss on disposal of non-current property, plant and equipment		10	-56	11
Finance income	6.4.	-122	-137	-97
Finance costs	6.3.	768	962	1,051
Movements in provisions		-44	-34	245
Other non-cash adjustments		0	0	-4
Working capital adjustments:
Movements in trade and other receivables and prepayments	15.	4,224	217	1,639
Movements in inventories	14.	-175	-330	-479
Movements in trade and other payables	22.	-3,947	-332	-3,235
Gain/loss from deferred taxes	7.	-1,898	-780
Income tax paid		-2,291	-1,230	-2,246
Net cash flows from operating activities		6,339	9,916	7,647
Investing activities
Purchase of property, plant and equipment		-772	-600	-821
Purchase of intangible assets		-851	-3,935	-1,718
Acquisition of subsidiaries, net of cash	4.	-12,800	-3,710	-2,322
Changes of other financials assets		100	143	76
Cash paid for other financial liabilities		-1,875	0	0
Net cash flows from investing activities		-16,198	-8,102	-4,785
Financing activities
Proceeds from borrowings	12.2	10,806	5,293	6,036
Proceeds from capital increase	18.	5,179	0	0
Proceeds from exercise of stock options	20.	229		0
Repayments of borrowings	12.2	-4,072	-8,417	-8,323
Interest paid and transaction costs	6.3.	-643	-876	-995
Interest received	6.4.	41	0	0
Dividends paid	19.	-1,740	-1,450	-1,160
Net cash flows from financing activities		9,800	-5,450	-4,443
Net increase in cash and cash equivalents		-59	-3,636	-1,581
Exchange rate differences in cash and cash equivalents		-62	1,124	572
Cash and cash equivalents at 1st January		13,954	16,465	17,474
Changes in cash due to changes in the composition of consolidated companies		2,126	1	0
Cash and cash equivalents as of December 31, 2011		15,960	13,954	16,465

ADVANCED INFLIGHT ALLIANCE AG
Statement of Changes in Non-Current Assets for Financial Year 2011

	At Cost of Acquisition or Production						Accumulated Depreciation					Net Book Values
	Jan. 1, 2011 EUR	Changes of consol. EUR	Additions EUR	Disposals EUR	Curr. Differ EUR	Dec. 31, 2011 EUR	Jan. 1, 2011 EUR	Additions EUR	Disposals EUR	Curr. Differ. EUR	Dec. 31, 2011 EUR	Dec. 31, 2011 EUR	Dec. 31, 2010 EUR
INTANGIBLE ASSETS:
Goodwill	25,849,273	11,063,008	0	-13,502	1,063,883	37,962,663	13,502	0	-13,502	0	0	37,962,663	25,835,772
Film rights	3,397,500	0	0	0	0	3,397,500	3,280,185	59,869	0	0	3,340,054	57,446	117,315
Other intangible assets	28,165,260	5,491,223	850,794	-777,495	683,266	34,413,048	9,571,024	3,075,478	-780,049	226,415	12,092,868	22,320,180	18,594,236
	57,412,033	16,554,231	850,794	-790,997	1,747,149	75,773,210	12,864,711	3,135,347	-793,551	226,415	15,432,922	60,340,288	44,547,322
PROPERTY, PLANT & EQUIPMENT:
Land, similar rights and buildings	788,389	0	73,437	0	50,434	912,260	79,737	53,306	0	22,651	155,694	756,566	708,651
Operating and office equipment	5,800,995	77,596	698,212	-110,199	233,675	6,700,279	4,295,530	770,590	-85,774	223,370	5,203,717	1,496,562	1,505,465
	6,589,384	77,596	771,650	-110,199	284,109	7,612,539	4,375,268	823,896	-85,774	246,021	5,359,411	2,253,127	2,214,116
FINANCIAL ASSETS:
Financial assets	3,318	0	0	-3,318	0	0	0	0	0	0	0	0	3,318
	3,318	0	0	-3,318	0	0	0	0	0	0	0	0	3,318
	64,004,735	16,631,826	1,622,444	-904,514	2,031,258	83,385,749	17,239,979	3,959,243	-879,325	472,437	20,792,333	62,593,416	46,764,757

ADVANCED INFLIGHT ALLIANCE AG
Statement of Changes in Non-Current Assets for Financial Year 2010

	At Cost of Acquisition or Production							Accumulated Depreciation					Net Book Values
	Jan. 1, 2010 EUR	Changes of consol. EUR	Additions EUR	Disposals EUR	Reclass EUR	Curr Differ EUR	Dec. 31, 2010 EUR	Jan. 1, 2010 EUR	Additions EUR	Disposals EUR	Curr Differ EUR	Dec. 31, 2010 EUR	Dec. 31, 2010 EUR	Dec. 31, 2009 EUR
INTANGIBLE ASSETS:
Goodwill	23,697,991	0	0	0	0	2,151,283	25,849,273	13,502	0	0	0	13,502	25,835,772	23,684,489
Film rights	3,397,500	0	0	0	0	0	3,397,500	3,121,789	158,396	0	0	3,280,185	117,315	275,711
Other intangible assets	23,323,194	0	2,412,222	-25,335	0	2,455,178	28,165,260	6,284,426	2,795,349	-25,335	516,584	9,571,024	18,594,236	17,038,768
	50,418,685	0	2,412,222	-25,335	0	4,606,461	57,412,033	9,419,717	2,953,744	-25,335	516,584	12,864,711	44,547,322	40,998,968
PROPERTY, PLANT & EQUIPMENT:
Land, similar rights and buildings	751,177	0	0	0	0	37,211	788,389	56,932	17,052	0	5,753	79,737	708,651	694,245
Operating and office equipment	4,805,072	53,397	600,412	-310,808	0	652,922	5,800,995	3,055,129	1,000,889	-288,976	528,489	4,295,530	1,505,465	1,749,943
	5,556,249	53,397	600,412	-310,808	0	690,134	6,589,384	3,112,061	1,017,941	-288,976	534,242	4,375,268	2,214,116	2,444,188
FINANCIAL ASSETS:
Other financial assets	22,976	0	3,318	-24,794	0	1,818	3,318	0	0	0	0	0	3,318	22,976
	22,976	0	3,318	-24,794	0	1,818	3,318	0	0	0	0	0	3,318	22,976
	55,997,909	53,397	3,015,952	-360,937	0	5,298,413	64,004,735	12,531,778	3,971,685	-314,311	1,050,826	17,239,979	46,764,757	43,466,131

ADVANCED INFLIGHT ALLIANCE AG

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

ADVANCED INFLIGHT ALLIANCE AG

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1. General disclosures

Advanced Inflight Alliance AG (hereinafter referred to as “AIA AG”) is domiciled in Munich, Germany, and is registered in the commercial register at Munich under number HRB 122000. The Company's offices are located at Schellingstrasse 35, 80799 Munich. AIA AG is primarily involved in holding and actively managing investments in operating companies. Its shares are quoted in German Stock Exchange's General Standard trading segment. Shares of the Company are publically traded. The Management Board released these financial statements for publication/to the Supervisory Board on October 31, 2012.

The Advanced Inflight Alliance Group (hereinafter: “AIA Group” or “Group”) operates in the Content Service Providing (CSP) segment with its subsidiaries Atlas Air Film + Media Service GmbH, Duisburg (hereinafter: “Atlas Air”); IFE Alliance Licensing GmbH, Duisburg (hereinafter: “IFEL”); DTI Software Inc., Montreal, Canada (hereinafter: “DTI Software”); and Inflight Productions Limited, London, UK, along with their respective subsidiaries. The Group subsidiaries, Fairdeal Multimedia Pvt. Ltd., Mumbai, India; and Fairdeal Studios Pvt. Ltd., Mumbai, India; as well as the two companies newly acquired in the 2011, Entertainment in Motion Inc., Los Angeles, USA (hereinafter: EIM); and Emphasis Video Entertainment Ltd., Hong Kong (hereinafter: EVE or Emphasis); constitute the Content segment. Atlas Air Film + Media Service GmbH, Duisburg, and IFE Alliance Licensing GmbH, Duisburg; as well as Atlas Air Entertainment Concepts Inc., Los Angeles, USA, (hereinafter: “AAEC”) were combined in the Atlas Group for purposes of internal reporting and analysis. Inflight Productions Limited, London, UK, and its subsidiaries constitute the IFP Group. DTI Software Inc., Montreal, Canada, DTI Solutions Inc., Montreal, Canada, and DTI Software FZ-LLC, Dubai, United Arab Emirates, are combined in the DTI Group. The two Indian companies — Fairdeal Multimedia Pvt. Ltd., Mumbai, and Fairdeal Studios Pvt. Ltd., Mumbai constitute the Fairdeal Group. The Group's ultimate parent company, AIA AG prepared the accompanying consolidated financial statements, in accordance with the International Financial Reporting Standards (IFRS) of the International Accounting Standards Board (IASB) applicable as of that date in the EU.

The term IFRS also includes the applicable International Accounting Standards (IAS). The interpretations of the IFRS Interpretations Committee (IFRS IC) — previously the International Financial Reporting Interpretations Committee (IFRIC) — were also taken into account.

The application of the accounting, measurement and reporting methods is governed by the principle of consistency. Changes may be necessary as a result of new or revised IFRS. The Company complied with all new or revised IFRS whose first-time application was mandatory as of January 1, 2011.

The closing date of all the financial statements of the companies included in consolidation is December 31. The income statement is structured based on the nature of expense format.

The accompanying consolidated financial statements differ from consolidated financial statements prepared in accordance with United States Generally Accepted Accounting Principles (U.S. GAAP). Differences between accounting and measurement principles applied in AIA Group's consolidated financial statements and those of U.S. GAAP are presented as a separate reconciliation to supplement the consolidated financial statements, and explained in detail in Note 26.

2. Accounting policies

2.1. Basis for Preparation of the financial statements

The consolidated financial statements are generally prepared using the historical cost method.

However derivative financial instruments and available-for-sale financial assets, are measured at fair value. The carrying amounts of the assets and liabilities that are recognized in the statement of financial position and represent hedged items in fair value hedges and are otherwise recognized at amortized cost are adjusted to reflect fair value changes attributable to risks hedged in effective hedges. The consolidated financial statements are prepared in Euro. Unless otherwise specified, all figures are rounded up or down to the nearest thousand (EUR thousand).

ADVANCED INFLIGHT ALLIANCE AG

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

2. Accounting policies  – (continued)

2.2. Adoption of new and revised accounting Standards

Standards, Interpretations and revised Standards to be applied for the first time

The new and revised Standards and Interpretations that took effect from January 1, 2011, and are specified below:

•	IAS 24 Related Party Disclosures (revised 2009)
•	Amendment to IAS 32 — Classification of Rights Issues
•	Amendment to IFRIC 14 — Prepayments of a Minimum Funding Requirement
•	Improvements to IFRSs 2010 (issued in May 2010)

The application of these Standards and Interpretations is explained in greater detail below:

IAS 24 Related Party Disclosures (revised 2009)

The IASB published an amendment to IAS 24, which revises the definition of a related party in order to simplify identification of related party relationships and transactions. The new definition follows a symmetrical view of transactions with related parties and clarifies in which cases and under what circumstances key management personnel establish relationships with related parties. The revised Standard also entails a partial exemption for government-related entities from the disclosure requirements regarding transactions with the given government entity and with companies that are controlled, jointly controlled or significantly influenced by the given government entity. The application of revised IAS 24 does not affect the Group's financial position, cash flows or results of operations.

Amendment to IAS 32 — Classification of Rights Issues

The amendment to IAS 32 changes the definition of a financial liability in order to make it possible to designate certain rights (as well as certain options and warrants) as equity if the entity offers these rights to all existing owners of the same class of its own non-derivative equity instruments in order to acquire a fixed number of the entity’s own equity instruments for a fixed amount of any currency. This amendment did not affect the presentation of the Group's financial position, cash flows or results of operations.

Amendment to IFRIC 14 — Prepayments of a Minimum Funding Requirement

Some of the consequences of applying IFRIC 14, an Interpretation published in July 2007, for companies that are subject to minimum funding requirements and must make prepayments to cover these commitments were unintended. The amendment now allows companies to recognize prepayments on future service costs as an asset. Since the Group is not subject to minimum funding requirements the amendment of this Interpretation did not affect the presentation of the Group's financial position, cash flows or results of operations.

Improvements to IFRSs (issued in May 2010)

In May 2010, the IASB issued its third collection of amendments to various IFRSs with the primary goal of removing inconsistencies and clarifying the wording in some cases. The collection of amendments includes transitional provisions for each amended IFRS. While the adoption of the following new guidance led to changes in the accounting policies, it did not have any impact on the presentation of the Group’s financial position, cash flows and results of operations.

IFRS 3 Business Combinations:  The existing measurement option for non-controlling interests was restricted insofar as only the components of non-controlling interests that are present ownership interests and entitle their holders to a proportionate share of the entity’s net assets in the event of liquidation are measured at either fair value or proportionate share in the acquiree’s net identifiable assets. Other components must be measured at their fair value as of the acquisition date. See note 4.

ADVANCED INFLIGHT ALLIANCE AG

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

2. Accounting policies  – (continued)

IFRS 7 Financial Instruments: Disclosures:  The amendment simplifies the disclosures by reducing the scope of the disclosures on securities held and adding certain qualitative disclosures.

IAS 1 Presentation of Financial Statements:  This amendment clarifies that comprehensive income for individual components of equity shall be presented either in the statement of changes in equity or in the notes. For further information, we refer to the consolidated statement of changes in equity.

IAS 34 Interim Financial Reporting:  This amendment requires additional disclosures in interim financial reports on fair values and reclassifications of financial assets, as well as on changes related to contingent liabilities and contingent assets.

The new guidance in the amendments to IFRS listed below did not have any effect on the Group's accounting policies and presentation of its financial position, cash flows and results of operations.

IFRS 3 Business Combinations — Provides clarification that contingent consideration paid in connection with business combinations prior to the application of IFRS 3 (revised 2008) must be accounted for in accordance with IFRS 3 (2004).

IFRS 3 Business Combinations — Unreplaced and voluntarily replaced share-based payment transactions and their treatment in connection with the accounting treatment of the business combination.

IAS 27 Consolidated and Separate Financial Statements — Application of the transition requirements under IAS 27 (revised 2008) to subsequent amendments of other Standards

IFRIC 13 Customer Loyalty Programmes — Allowing for other discounts and incentives offered to customers who have not earned award credits from an initial sale in the determination of the fair value of an award credit.

The following Standards were not applied:

a) EU endorsement completed

The IASB published the Standards and Interpretations enumerated below that have already been endorsed but are not yet effective. The Group has not applied these Standards and Interpretations.

Amendment to IFRS 7 — Disclosures on Transfers of Financial Assets

The amendment to IFRS 7 was published in October 2010 and shall be applied for the first time in the financial year beginning on or after July 1, 2011. It requires extensive new qualitative and quantitative disclosures on transferred financial assets that do not qualify for derecognition and on the entity’s continuing involvement in the transferred financial assets on the reporting date. This amendment is likely to further expand the scope of disclosures on financial instruments but it will not affect the recognition and measurement of assets and liabilities in the consolidated financial statements and earnings in future financial years.

IFRS 10 Consolidated Financial Statements

IFRS 10 was published in May 2011 and shall be applied for the first time in the financial year beginning on or after January 1, 2013. The new Standard replaces the requirements of both IAS 27 Consolidated and Separate Financial Statements and SIC-12 Consolidation — Special Purpose Entities. IFRS 10 establishes a uniform control concept that applies to all companies, including special purpose entities. The changes that IFRS 10 introduces generally require management to exercise substantial judgment in whether the Group controls the given entities and they should be consolidated. This Standard will not have any impact on the AIA Group.

IFRS 11 Joint Arrangements

IFRS 11 was published in May 2011 and shall be applied for the first time in the financial year beginning on or after January 1, 2013. It replaces both IAS 31 Interests in Joint Ventures and the Interpretation SIC-13

ADVANCED INFLIGHT ALLIANCE AG

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

2. Accounting policies  – (continued)

Jointly Controlled Entities — Non-Monetary Contributions by Venturers. IFRS 11 thus eliminates the previously available option of proportionate consolidation for joint ventures. In the future, such entities may only be consolidated using the equity method. The Standard will not have any impact on the Group because it does not have any interests in joint ventures.

IFRS 12 Disclosure of Interests in other Entities

IFRS 12 was published in May 2011 and shall be applied for the first time in the financial year beginning on or after January 1, 2013. This Standard governs the disclosure requirements related to Group accounting principles and consolidates the disclosures required of subsidiaries (heretofore subject to IAS 27); the disclosures required of jointly controlled and associated entities (heretofore subject to IAS 31 and IAS 28, respectively); as well as those required of structured entities. The notes disclosures regarding this group of entities will be more comprehensive in the future because the new Standard contains new disclosure requirements above and beyond the current ones.

IFRS 13 Fair Value Measurement

IFRS 13 was published in May 2011 and shall be applied for the first time in the financial year beginning on or after January 1, 2013. It provides guidance on measuring the fair value and defines comprehensive quantitative and qualitative disclosures on fair value measurements. This Standard does not address when assets and liabilities must or may be measured at the fair value. IFRS 13 defines the fair value as the price that a party would receive or pay, respectively, in a routine transaction between market participants for the sale of an asset or the transfer of a liability on the measurement date. The Group is reviewing at this time whether the new Standard will affect its results of operations, cash flows and financial position in the future.

Amendment of IAS 1 — Presentation of Items of other Comprehensive Income

The amendment to IAS 1 was published in June 2011 and shall be applied for the first time in the financial year beginning on or after July 1, 2012. The amendment of IAS 1 concerns the presentation of the items of other comprehensive income. Henceforth, items requiring reclassification to profit and loss (so-called recycling) in the future shall be presented separately from items remaining in equity. This amendment solely concerns the presentation in the consolidated financial statements and thus does not affect the Group’s financial position, cash flows and results of operations.

Amendment to IAS 12 — Deferred Tax: Recovery of Underlying Assets

The amendment to IAS 12 was published in December 2010 and shall be applied for the first time in the financial year beginning on or after January 1, 2012. The amendment of IAS 12 introduces a simplification. Accordingly, there is the (rebuttable) presumption that realizing the carrying amount on disposal is decisive to the measurement of deferred taxes on real property measured at fair value. The Standard requires basing the measurement of non-consumable items of property, plant and equipment in accordance with the revaluation model on the assumption that they will be sold. The Group does not possess the types of assets affected thereunder, and the amendment thus does not have any impact on its financial position, cash flows and financial performance.

IAS 19 Employee Benefits (revised 2011)

Revised IAS 19 was published in June 2011 and shall be applied for the first time in the financial year beginning on or after January 1, 2013. The adjustments made range from fundamental changes such as those concerning the determination of expected income from plan assets and the elimination of the corridor method (which served to distribute or smooth out volatilities resulting over time from pension liabilities). This amendment does not affect the Group’s financial position, cash flows and financial performance because it does not have any pension liabilities or plan assets.

ADVANCED INFLIGHT ALLIANCE AG

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

2. Accounting policies  – (continued)

IAS 28 Investments in Associates and Joint Ventures (revised 2011)

Revised IAS 28 was published in May 2011 and shall be applied for the first time in the financial year beginning on or after January 1, 2013. The adoption of IFRS 11 and IFRS 12 broadened the scope of IAS 28 such that the equity method shall now also be applied to joint ventures besides associates. Please see our disclosures on IFRS 11 in regards to the effects.

Amendment to IAS 32 and IFRS 7 – Offsetting a Financial Asset and a Financial Liability

The amendment to IAS 32 and IFRS 7 was published in December 2011 and shall be applied for the first time in the financial year beginning on or after January 1, 2013. This amendment is designed to eliminate inconsistencies by supplementing the application guidance. However, the current basic rules regarding the offsetting of financial instruments were maintained. The amendment also serves to define supplementary disclosures. Though it will not affect the Group’s accounting policies, it will entail additional disclosures.

The new requirements listed below do not apply to the Group and thus will not affect its financial position, cash flows and financial performance.

•	Amendment to IFRS 1 — Severe Hyperinflation and Removal of Fixed Dates for First-time Adopters
•	IAS 27 Separate Financial Statements (revised 2011)

b) EU endorsement pending

The IASB published the following Standards and Interpretations that were not yet required to be applied in 2011. These Standards and Interpretations have not yet been adopted by the EU and have not yet been applied by the Group.

IFRS 9 Financial Instruments: Classification and Measurement

The first part of Phase I of the preparation of IFRS 9 Financial Instruments was published in November 2009. This Standard contains new requirements regarding the classification and measurement of financial assets. Accordingly, debt instruments shall be accounted for either at amortized cost or measured at fair value through profit or loss depending on their characteristics, taking the entity’s business model into account. Equity instruments shall always be measured at fair value. Changes in the value of equity instruments may be recognized in other comprehensive income if the entity so elects on initial recognition of the financial instrument. In this case, only certain dividends from equity instruments would be recognized in profit or loss. Financial assets that are held for trading and must be measured at fair value through profit or loss are an exception. The IASB completed the second part of Phase I of the project in October 2010. This added requirements regarding financial liabilities and retains the existing classification and measurement requirements for financial liabilities, with the following exceptions: Effects from changes in an entity’s own credit risk from financial liabilities designated as at fair value through profit or loss shall be recognized in equity, and derivative liabilities linked to unquoted equity instruments may no longer be recognized at cost. IFRS 9 shall be applied for the first time in the financial year beginning on or after January 1, 2015. It is anticipated that this project will be completed in 2012. The Group will quantify the effects in connection with the other phases once they have been published in order to obtain a comprehensive picture of the potential impact.

IFRIC 20: Stripping Costs in the Production Phase of a Surface Mine

This interpretation is effective for annual periods beginning on or after January 1, 2013. It applies to waste removal (stripping) costs incurred in surface mining activity, during the production phase of the mine. The Group does not possess the types of assets affected by the interpretation, and thus does not expect any impact on its financial position, cash flows and financial performance.

ADVANCED INFLIGHT ALLIANCE AG

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

2. Accounting policies  – (continued)

2.3. Principles of consolidation

Principles of consolidation

The consolidated financial statements comprise the financial statements of AIA AG and its subsidiaries as of December 31, 2011.

Subsidiaries are consolidated from the acquisition date, i.e., from the date on which the Group obtains control. Consolidation ends when the parent company relinquishes control.

The subsidiaries’ financial statements are prepared as of the same reporting date as the parent company’s financial statements using uniform accounting policies.

All intercompany balances, income and expenses as well as unrealized gains and losses from intercompany transactions are eliminated.

Basis of consolidation

At the reporting date, the AIA Group comprised of, including the Group parent AIA AG, 24 entities (2010: 22, 2009: 21) which were included in the consolidated financial statements in accordance with IAS 27.12.

Fully consolidated companies

In addition to the parent company, the following subsidiaries are included as fully consolidated companies in the consolidated financial statements of AIA AG:

Company, registered office	Business activities	Percentage of capital owned
Atlas Air Film + Media Service GmbH, Duisburg	CSP (content service providing)	100
IFE Alliance Licensing GmbH, Duisburg	CSP	100
Advanced Film GmbH, Munich	No operating activities	100
Advanced Inflight Alliance Limited, Bristol, UK	Holding	100
DTI Software Inc., Montreal, Canada	CSP	100
Inflight Productions Limited, London, UK	CSP	100
Inflight Studios Limited, London, UK	No operating activities	100(1)
WMRS Studios Limited, London, UK	No operating activities	100(1)
28 Limited, London, UK	CSP	100(1)
Inflight Productions Inc., Los Angeles, USA	CSP	100(1)
The Lab.Aero Inc., Los Angeles, USA	CSP	100(1)
Atlas Air Entertainment Concepts, Inc., Glendale, USA	CSP	100(1)
Inflight Productions BV, Amsterdam, Neatherland	CSP	100(1)
Inflight Productions Pty Limited, Melbourne, Australia	CSP	100(1)
Inflight Productions Limited, Auckland, New Zealand	CSP	100(1)
Inflight Productions Pte Limited, Singapore	CSP	100(1)
Inflight Productions FZ-LLC, Dubai, UAE	CSP	100(1)
DTI Software FZ-LLC., Dubai, UAE	CSP	100(2)
DTI Solutions Inc., Montreal, Canada	CSP	100(2)
Fairdeal Multimedia Pvt. Ltd., Mumbai, India	Content	100
Fairdeal Studios Pvt. Ltd., Mumbai, India (Acquired 2010)	Content	100

ADVANCED INFLIGHT ALLIANCE AG

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

2. Accounting policies  – (continued)

Company, registered office	Business activities	Percentage of capital owned
Entertainment in Motion Inc., Los Angeles, USA (Acquired 2011)	Content	100
Emphasis Video Entertainment Ltd., Hong Kong (Acquired 2011)	Content	100

(1)	indirect holding via Inflight Productions Limited, London, UK.
(2)	indirect holding via DTI Software Inc., Montreal, Canada.

2.4. Summary of significant accounting policies

2.4.1. Business combinations and goodwill

Business combinations from January 1, 2010

Business combinations are accounted for using the acquisition method. The cost of a business combination is the sum total of the consideration assigned, which is measured at the acquisition-date fair value, and the non-controlling interests in the acquiree. For each business combination, the acquirer measures the non-controlling interest in the acquiree at either fair value or the proportionate share in the acquiree’s identifiable net assets. Costs incurred in connection with a business combination are recognized as an expense and reported under other operating expenses.

Whenever the Group acquires an entity, it shall assess the appropriate classification and designation of the financial assets and the liabilities assumed in accordance with the terms of the agreement, the economic environment and conditions existing at the acquisition date. This also involves separating embedded derivatives from their host contracts.

In step acquisition, the acquirer remeasures its previously held equity interest in the acquiree at its acquisition-date fair value and recognizes the resulting gain or loss, if any, in income statement.

The contingent consideration agreed is recognized at the acquisition-date fair value. Subsequent changes to the fair value of contingent consideration classified as an asset or a liability are recognized either in profit or loss or in other comprehensive income in accordance with IAS 39. Contingent consideration classified as equity is not remeasured and its subsequent settlement is accounted for within equity.

On initial recognition, goodwill is measured at cost, which is the excess of the total consideration assigned and the value of the non-controlling interest over the Group’s identifiable assets acquired and liabilities assumed. If this consideration is less than the fair value of the net assets of the acquired subsidiary, the difference is recognized in profit or loss.

Following initial recognition, goodwill is measured at cost less accumulated impairment losses. For the purpose of impairment testing, goodwill acquired in a business combination is allocated, from the acquisition date, to each of the Group’s cash-generating units that is expected to benefit from the business combination, irrespective of whether other assets or liabilities of the acquiree are assigned to those cash-generating units.

If goodwill has been allocated to a cash-generating unit and an operation within that unit is sold, the goodwill associated with the operation disposed of is included in the carrying amount of the operation when determining the gain or loss on disposal. The value of the portion of goodwill sold is measured on the basis of the relative values of the operation disposed of and the portion of the cash-generating unit retained.

Business combinations prior to January 1, 2010

Compared to the aforementioned requirements, the following principles applied to the accounting for business combinations under the method prior to January 1, 2010:

ADVANCED INFLIGHT ALLIANCE AG

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

2. Accounting policies  – (continued)

Business combinations were accounted for using the acquisition method. Transaction costs directly attributable to the business combination were accounted for as part of the acquisition cost. The non-controlling interest (previously referred to as minority interest) was measured at the proportionate share in the recognized amounts of the acquiree’s identifiable net assets.

Individual investments related to step acquisitions were recognized separately. Any additional equity interest acquired did not affect the goodwill from the preceding investment.

When the Group acquired a company, the embedded derivatives that the acquired company had recognized separately from the host contract were remeasured only if the business combination resulted in a modification of the terms, in turn triggering substantial changes in the cash flows that would have otherwise arisen from the contract.

Contingent consideration was only recognized if the Group had a present obligation, if it was more probable than not that an outflow of resources embodying economic benefits would be required, and if a reliable estimate was possible. Retrospective adjustments of the contingent consideration were reported as part of the goodwill.

2.4.2. Foreign currency translation

The consolidated financial statements are prepared in Euro, the parent company’s functional currency. Every company in the Group defines its own functional currency, which is used to measure the items in this entity’s financial statements.

Foreign currency transactions and balances

Foreign currency transactions are initially translated by the Group companies into the functional currency using the spot rate at the date of the transaction. Monetary assets and liabilities in a foreign currency are translated into the functional currency using the closing rate.

All exchange differences are recognized in profit or loss, with the exception of exchange differences arising on a monetary item that forms part of an effective hedge of a net investment in a foreign operation. These are recognized in other comprehensive income up to the disposal of the net investment and only recognized in profit or loss on disposal. Taxes resulting from the exchange differences arising on these monetary items are also reported as a component of equity.

Foreign currency non-monetary items measured at historical cost are translated using the exchange rate at the date of the transaction. Non-monetary items that are measured at fair value in a foreign currency are translated using the exchange rate at the date when the fair value was determined.

In the period prior to January 1, 2005, the Group treated the goodwill arising from the business combination and the fair-value adjustments of the carrying amounts of the assets acquired and liabilities assumed as assets and liabilities of the parent company. These assets and liabilities are therefore either already stated in the presentation currency or they are considered foreign currency non-monetary items on which no other exchange differences arise.

Translation of the financial statements of consolidated companies

The assets and liabilities of foreign operations are translated into Euro at the exchange rate prevailing at the reporting date. Income and expenses are translated at the exchange rate at the date of the transaction. The resulting exchange differences are recognized in other comprehensive income. The amount reported in other comprehensive income for a foreign operation is reclassified to profit or loss on disposal of the foreign operation. Any goodwill arising on the acquisition of a foreign operation after January 1, 2005, and any fair value adjustments to the carrying amounts of assets and liabilities arising on the acquisition of that foreign operation are treated as assets and liabilities of the foreign operation and translated at the closing rate.

ADVANCED INFLIGHT ALLIANCE AG

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

2. Accounting policies  – (continued)

2.4.3. Revenue recognition

Revenue is recognized when it is probable that the economic benefits associated with the transaction will flow to the Group and the amount of revenue can be measured reliably. Revenue is measured at the fair value of the consideration received. Trade discounts, rebates, and value-added tax or other charges are not considered. The recognition of revenue is also contingent on the criteria listed below:

Revenue in the CSP segment

In the CSP segment, revenue is recognized for service arrangements associated with licenses after the service has been rendered and the customer can actually use the service in the form of an “inflight entertainment package.” This is the case at the beginning of what is known as the “on-board cycle,” i.e., at the inception of the license or from the time when the customer can use the services provided in the aircraft.

Revenue from pure service arrangements is recognized when the significant risks and rewards of ownership of the goods and products sold have transferred to the buyer. This usually occurs on delivery of the goods and products.

Revenue in the Content segment

Revenue from the use and/or sublicensing of the film rights for inflight entertainment is realized at the time the customer’s license period begins. Any additional services rendered, such as technical services or the provision of materials, are billed as ancillary costs.

Interest income

Interest income and interest expense are recognized using the effective interest rate for all financial instruments measured at amortized cost as well as for interest-bearing financial assets and financial assets classified as held for sale. The effective interest rate is the rate that exactly discounts estimated future cash payments or receipts through the expected life of the financial instrument or, when appropriate, a shorter period to the net carrying amount of the financial asset or financial liability. Interest income is presented in the income statement under finance income.

Rental income

Income from letting and sub-letting is recognized in profit or loss on a pro rata basis.

2.4.4. Taxes

Current taxes

Current tax assets and liabilities for current and prior periods are measured in the amount expected to be refunded by the tax authorities or paid to the tax authorities. This amount is calculated based on the tax rates and tax laws applicable at the reporting date in the countries in which the Group is active and generates taxable profit.

Current taxes relating to items recognized in equity are recognized directly in equity rather than in profit or loss. Management regularly assesses individual tax issues to determine whether applicable tax provisions allow room for interpretation. Provisions for taxes are realized on the basis of taxable income and respective applicable local tax rates.

Deferred taxes

Deferred taxes are measured on the temporary differences existing at the reporting date between the carrying amount of an asset or liability in the statement of financial position and its tax base. The liability method is used for this.

ADVANCED INFLIGHT ALLIANCE AG

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

2. Accounting policies  – (continued)

A deferred tax liability is recognized for all taxable temporary differences, except to the extent that the deferred tax liability arises from:

•	initial recognition of goodwill or an asset or liability in a transaction that is not a business combination and, at the time of the transaction, affects neither accounting profit nor taxable profit (tax loss),
•	taxable temporary differences associated with investments in subsidiaries if the timing of the reversal of the temporary differences can be controlled and it is probable that the temporary differences will not reverse in the foreseeable future.

A deferred tax asset is recognized for all deductible temporary differences and the carryforward of unused tax losses and unused tax credits to the extent that it is probable that taxable income will be available against which a deductible temporary difference and the unused tax losses and tax credit can be utilized, unless the deferred tax asset arises from:

•	the initial recognition of an asset or liability in a transaction that is not a business combination and, at the time of the transaction, affects neither accounting profit nor taxable profit (tax loss),
•	investments in subsidiaries to the extent that it is probable that the temporary differences will not reverse in the foreseeable future or sufficient taxable profit will not be available against which the temporary differences can be utilized.

The carrying amount of the deferred tax assets is reviewed at the end of each reporting period and reduced to the extent that it is no longer probable that sufficient taxable profit will be available to allow the benefit of part or all of that deferred tax asset to be utilized. Unrecognized deferred tax assets are reassessed at the end of each reporting period and recognized to the extent that it has become probable that future taxable profit will allow the deferred tax asset to be recovered.

Deferred tax assets and liabilities are measured at the tax rates that are expected to apply to the period when the asset is realized or the liability is settled, based on tax rates (and tax laws) that have been enacted by the end of the reporting period. Future changes in tax rates are taken into account to the extent that significant effectiveness requirements within the framework of a legislative procedure have been met at the end of the reporting period.

Deferred taxes relating to items recognized outside profit or loss are recognized either in other comprehensive income or directly in equity consistent with the underlying transaction. Deferred tax assets and liabilities are offset if the Group has a legally enforceable right to set off current tax assets against current tax liabilities and the deferred tax assets and liabilities relate to income taxes levied by the same taxation authority on the same taxation entity.

Value-added tax

Income, expenses, and assets are recognized net of value-added tax. An exception is made in the following cases:

•	If the value-added tax charged on the purchase of assets or the utilization of services cannot be reclaimed from the tax authorities, the tax is recognized as part of the cost of the asset or as a component of expense.
•	Receivables and liabilities are carried together with the amounts of value-added tax included in these items.

The amount of value-added tax to be refunded by the tax authorities is presented in the statement of financial position under other assets, while the amount to be transferred to the tax authorities is reported under other liabilities.

ADVANCED INFLIGHT ALLIANCE AG

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

2. Accounting policies  – (continued)

2.4.5. Government grants

Government grants are recognized when there is reasonable assurance that the grants will be received and the entity will comply with the conditions associated with them. DTI Software and DTI Solutions Inc., Montreal, Canada, receive government grants for documented personnel costs incurred in connection with the development of software for the media industry — in our case software for games and applications for inflight entertainment systems. As the grants are awarded subsequently for a period that has ended, payment is not subject to any reservations. The grants are deducted directly from the assets recognized. In the financial year, the Companies received grants of EUR 640 thousand (2010: EUR 1,522 thousand).

2.4.6. Pensions and other post-employment benefits

The Group has not extended any defined benefit pension commitments or other commitments for post-employment benefits. Pension arrangements are made for the members of the Management Board through contributions to a pension fund.

2.4.7. Share-based payment

The Group’s executives receive share-based payment in the form of equity instruments as part of their compensation package (equity-settled share-based payment transactions).

Equity-settled share-based payment transactions

Expenses from the award of the equity instruments to executives are measured by reference to the fair value of these equity instruments at grant date. The fair value is determined by an external expert by applying a suitable option pricing model. Please refer to note 20 for more information.

Expenses resulting from the award of equity instruments and the corresponding increase in equity are recognized in the period during which the service or performance conditions are required to be met (vesting period). This period ends on the day on which the equity instruments initially vest, i.e., the date on which the employee in question irrevocably becomes a beneficiary. The cumulative expense from the award of equity instruments that is presented at each reporting date up until the vesting date reflects the expired part of the vesting period as well as the number of equity instruments that, according to the Group’s best estimate, actually vest at the end of the vesting period. The income or expense reported in net profit or loss for the period corresponds to the movement of the accumulated expense recognized at the beginning and end of the reporting period.

Expense is not recognized for rights to equity instruments that cannot be exercised, with the exception of rights for which certain market conditions need to be satisfied before these can be exercised. Irrespective of whether the market conditions are satisfied, these are considered exercisable providing all other performance conditions are satisfied.

If the terms and conditions of an equity-settled share-based payment arrangement are modified, expenses are recognized, at a minimum, equal to the amount in which they would be incurred if the terms and conditions of the arrangement had not changed. The Company also recognizes the effects of modifications that increase the total fair value of the share-based payment arrangement or are otherwise beneficial to the employee, measured at the date of the modification.

If an equity-settled payment arrangement is canceled, this is treated as if it had been exercised at the cancellation date. The unrecognized expense is recognized immediately. This applies to all payment arrangements when non-vesting conditions over which either the Company or the counterparty has influence are not satisfied. However, if the canceled payment arrangement is replaced by a new payment arrangement and the new payment arrangement is declared a replacement for the canceled payment arrangement at grant date, the canceled and the new payment arrangements are accounted for as a modification to the original payment arrangement (see the section above).

ADVANCED INFLIGHT ALLIANCE AG

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

2. Accounting policies  – (continued)

The accounting treatment for all cancellations of payment arrangements for equity-settled transactions is the same.

Please refer to note 9 for information on the dilutive effect of the outstanding stock options in the calculation of (diluted) earnings per share.

2.4.8. Financial instruments — initial recognition and subsequent measurement

2.4.8.1. Financial assets

Initial recognition and measurement

Financial assets, as defined in IAS 39, are designated as financial assets at fair value through profit or loss; as loans and receivables; as financial investments held to maturity; as financial assets available for sale; or as derivatives that are designated and effective hedging instruments. The Group establishes the classification of its financial assets on initial recognition.

They are measured at fair value on initial recognition. Transaction costs directly attributable to the acquisition of a financial asset are also accounted for in cases where financial investments are not designated as at fair value through profit or loss.

Purchases or sales of financial assets requiring delivery of the assets within the time frame established by regulation or convention in the marketplace concerned (customary market purchases) are measured on the trading day, i.e., the day on which the Group entered into the obligation to purchase or sell the given financial asset.

The Group’s financial assets comprise cash and short-term investments, as well as trade and other receivables. For further information on the financial assets, please see note 12.

Subsequent measurement

Subsequent measurement of financial assets depending on their classification, is carried out as follows:

Financial assets at fair value through profit or loss

The group of financial assets at fair value through profit or loss includes the financial assets held for trading, as well as financial assets designated on initial recognition as at fair value through profit or loss. Financial assets are classified as held for trading if they were acquired for the purpose of sale or re-purchase in the short term. This category comprises the Group’s derivative financial instruments which, pursuant to IAS 39, are not designated hedging instruments in a hedge. Derivatives, including separately measured embedded derivatives, are also classified as held for trading unless they are designated and effective hedging instruments. Financial assets at fair value through profit or loss are recognized at fair value in the statement of financial position, and changes in their fair value are recognized in the income statement under finance income or finance costs.

The Group has not designated any financial assets on initial recognition as at fair value through profit or loss.

Loans and receivables

Loans and receivables are non-derivative financial assets with fixed or determinable payments that are not quoted in an active market. After initial recognition, such financial assets are subsequently measured at amortized cost using the effective interest method less any impairment. Amortized costs include premiums or discounts on acquisition, as well as all fees or points that are an integral part of the effective interest rate. Income from amortization resulting from the application of the effective interest method is reported in the income statement under finance income. Impairment losses are recognized in the income statement under finance costs.

ADVANCED INFLIGHT ALLIANCE AG

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

2. Accounting policies  – (continued)

Held-to-maturity investments

Non-derivative financial assets with fixed or determinable payments and fixed maturity are designated as financial investments held to maturity if the Group has the positive intention and ability to hold them to maturity. Upon initial recognition, held-to-maturity financial investments are recognized at amortized cost using the effective interest method. This method is based on the effective interest rate that exactly discounts estimated future cash receipts over the expected life of the financial instrument to the net carrying amount of the financial asset. Gains and losses are recognized in the consolidated income statement if the financial investments are derecognized or impaired, as well as through the amortization process.

The Group did not have any held-to-maturity financial investments as of the financial years ending, respectively, on December 31, 2011, and December 31, 2010.

Available-for-sale financial investments

Available-for-sale financial assets contain debt and equity instruments. Equity instruments designated as held for sale concern those not designated as held for trading nor as at fair value through profit or loss. The debt instruments in this category concern those that shall be held for an indefinite period and that may be sold in response to liquidity needs or changes in market rates or risks.

Upon initial measurement, available-for-sale financial assets are subsequently measured at fair value. Unrealized gains or losses are recognized as other comprehensive income in available-for-sale financial assets reserve. The cumulative gain or loss is reclassified to other operating income on derecognition of such an asset. If an asset is impaired, the cumulative loss is recognized through profit or loss under finance costs and derecognized from available-for-sale financial assets reserve.

The Group assessed whether its ability and intention to dispose of its available-for-sale financial assets in the near term still applies. If the Group cannot trade these financial assets because there is no active market for them and if there is a fundamental change in management’s intention to sell them in the foreseeable future, the Group may decide to reclassify these financial assets in rare circumstances. Reclassification to the category, loans and receivables, is permitted if the financial asset meets the definition of loans and receivables and if the Group has the positive intention and the ability to hold the asset for the foreseeable future or until maturity. They may only be reclassified to the held-to-maturity category if the entity has the ability and the positive intention to hold the financial assets accordingly.

If a financial asset was reclassified out of the available-for-sale category, all earlier gains or losses on this asset that were recognized directly in equity shall be recycled through profit or loss over the term to maturity of the financial investment using the effective interest method. Any differences between the new amortized cost and the expected cash flows shall be reversed over the remaining life of the asset using the effective interest method. If the asset is subsequently impaired, any amount recognized in equity shall be reclassified to profit or loss.

The Group did not have any available-for-sale financial assets in the financial years ending, respectively, on December 31, 2011, and December 31, 2010.

Derecognition

A financial asset (or a part of a financial asset or a part of a group of similar financial assets) is derecognized if one of the following conditions has been met:

•	The contractual rights to receive the cash flows of a financial asset have expired.
•	The Group has transferred its contractual rights to receive the cash flows of the financial asset to third parties or has assumed a contractual obligation to pay the cash flows to a third party immediately under a contract that fulfills the requirements of IAS 39.19 (so-called transfer contract)

ADVANCED INFLIGHT ALLIANCE AG

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

2. Accounting policies  – (continued)

and, in that connection, (a) has either transferred substantially all of the risks and rewards of ownership of the financial asset or (b) has neither transferred nor retained substantially all of the risks and rewards of ownership of the financial asset but has not retained control over the asset.

If the Group transfers its contractual rights to cash flows from an asset or enters into a transfer contract pursuant to which it neither transfers nor retains substantially all of the risks and rewards of ownership of this asset but retains control over the asset transferred, the Group shall recognize the asset to the extent of its continuing involvement.

In this case, the Group shall also recognize the associated liability. The transferred asset and the related liability are measured to reflect the rights and obligations that the Group retained. If the Group’s continuing involvement takes the form of guaranteeing the transferred asset, the extent of its continuing involvement shall be the lower of the initial carrying amount of the asset and the maximum amount of the consideration received that the Group could have to repay.

2.4.8.2. Impairment of financial assets

The Group assesses at the end of each reporting period whether there is any objective evidence that a financial asset or a group of financial assets is impaired. A financial asset or a group of financial assets is only considered impaired if, and only if, there is objective evidence of impairment as a result of one or more events that occurred after the initial recognition of the asset (a “loss event”) and that loss event has an impact on the estimated future cash flows of the financial asset or group of financial assets that can be reliably estimated. Impairment may be indicated if there are indications that the debtor or a group of debtors are having significant financial difficulties; in case of a default or delinquency in interest or principal payments; if it is probable that the borrower will enter bankruptcy or other financial reorganization; and if observable data indicate that there is a measurable reduction in the expected future cash flows such as adverse changes in the payment status of borrowers or economic conditions that correlate with defaults.

Financial assets carried at amortized cost

The Group first assesses whether objective evidence of impairment exists individually for financial assets that are individually significant, and individually or collectively for financial assets that are not individually significant. If the Group determines that no objective evidence of impairment exists for an individually assessed financial asset, whether significant or not, it includes the asset in a group of financial assets with similar credit risk characteristics and collectively assesses them for impairment. Assets that are individually assessed for impairment and for which an impairment loss is or continues to be recognized are not included in a collective assessment of impairment.

If there is objective evidence that impairment has occurred, the amount of the impairment loss is measured as the difference between the carrying amount of the asset and the present value of estimated future cash flows (excluding future credit losses that have not been incurred). The present value of estimated future cash flows is discounted at the financial asset’s original effective interest rate. If a loan has a variable interest rate, the discount rate for measuring any impairment loss is the current effective interest rate.

The asset’s carrying amount is reduced by means of an allowance account and the impairment loss is recognized through profit or loss. Interest income is thereafter recognized on the carrying amount for which an impairment loss was recognized using the interest rate that was applied to discount the future cash flows for the purpose of measuring the impairment loss. The interest income is recognized through profit or loss in finance income. Receivables (including any impairment) are derecognized as soon as they are considered as uncollectible and all collateral has been used and sold. If, in a subsequent period, the amount of the estimated impairment loss increases or decreases due to an event occurring after the impairment was recognized, the previously recognized impairment loss is reversed either directly or by adjusting the allowance account. If a receivable that was written off is designated at a later date as being collectible, the corresponding amount is offset directly against the finance costs.

ADVANCED INFLIGHT ALLIANCE AG

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

2. Accounting policies  – (continued)

The present value of estimated future cash flows is discounted at the financial asset’s original effective interest rate. If a loan has a variable interest rate, the discount rate for measuring any impairment loss is the current effective interest rate.

Available-for-sale financial investments

The Group assesses at the end of each reporting period whether there is any objective evidence that an available-for-sale financial asset or a group of available-for-sale financial assets are impaired.

A significant or prolonged decline in the fair value of equity instruments designated as held for sale below their cost is also objective evidence of impairment. The criterion, “significant,” is assessed based on the cost of the financial investment and the criterion, “prolonged,” based on the period during which the fair value was below cost.

If there is evidence of impairment, the cumulative loss — which is defined as the difference between the acquisition cost and the current fair value, less any impairment loss on that financial asset previously recognized in profit or loss — is reclassified from equity to profit or loss. Impairment losses on equity instruments cannot be reversed through profit or loss; any subsequent increase in the fair value is recognized in other comprehensive income.

The same criteria that apply to financial assets recognized at amortized cost shall be used to measure any impairment of debt instruments classified as available for sale. However, the amount recognized as the impairment loss is the cumulative loss corresponding to the difference between the amortized cost and the current fair value, less any impairment loss on that instrument previously recognized in profit or loss.

Interest income is thereafter recognized on the carrying amount for which an impairment loss was recognized using the interest rate that was applied to discount the future cash flows for the purpose of measuring the impairment loss. The interest income is recognized in finance income. If, in a subsequent period, the fair value of a debt instrument increases and the increase can be objectively related to an event occurring after the impairment loss was recognized in profit or loss, the amount of the reversal is recognized in profit or loss.

2.4.8.3. Financial liabilities

Initial recognition and measurement

Financial liabilities as defined in IAS 39 are designated as financial liabilities at fair value through profit or loss, as loans or as derivatives that are designated and effective hedging instruments. The Group establishes the classification of its financial liabilities on initial recognition.

Financial liabilities are measured at fair value on initial recognition; in the case of loans, transaction costs directly attributable to them are also accounted for on initial recognition.

The Group’s financial liabilities comprise trade and other payables, bank overdrafts, loans and derivative financial instruments.

Subsequent measurement

Subsequent measurement of financial liabilities depending on their classification, carried out as follows:

Financial liabilities at fair value through profit or loss

Financial liabilities at fair value through profit or loss contain the financial liabilities held for trading, as well as other financial liabilities designated on initial recognition as at fair value through profit or loss.

Financial liabilities are classified as held for trading if they were acquired for the purpose of selling them in the short term. This category comprises the Group’s derivative financial instruments which, pursuant to IAS 39, are not designated hedging instruments in a hedge.

ADVANCED INFLIGHT ALLIANCE AG

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

2. Accounting policies  – (continued)

Separately measured embedded derivatives are also classified as held for trading unless they are designated and effective hedging instruments.

Gains or losses from held-for-trading financial liabilities are recognized through profit or loss.

The Group has not designated any financial liabilities as at fair value through profit or loss.

Loans

Following initial recognition, interest-bearing loans are measured at amortized cost using the effective interest method. Gains and losses are recognized through profit or loss if the liabilities are derecognized as well as through the amortization process using the effective interest method.

Amortized costs include premiums or discounts on acquisition, as well as all fees or points that are an integral part of the effective interest rate. Amortization using the effective interest method is reported in the income statement under finance costs.

Derecognition

A financial liability is derecognized upon satisfaction, termination or expiration of the underlying obligation. Any exchange of a financial liability for another financial liability with substantially different terms involving the same lender, or any substantial modification of the terms of an existing liability, is accounted for as an extinguishment of the original financial liability and the recognition of a new financial liability. The difference between the respective carrying amounts is recognized through profit or loss.

2.4.8.4. Offsetting financial instruments

Financial assets and financial liabilities are offset against one another and the resulting net amount is shown in the consolidated statement of financial position if the entity has a currently enforceable legal right to set off the recognized amounts and if it intends to settle on a net basis or to realize the asset and settle the liability simultaneously.

2.4.8.5. Fair value of financial instruments

The fair value of financial instruments traded on active markets is measured using the quoted market price on the reporting date or a publicly quoted price (the bid price offered by the buyer for long positions and the asking price for short positions) without deducting the transaction costs.

The fair value of financial instruments for which no active market exists is determined by applying valuation techniques. Valuation techniques include using recent arm's length market transactions between knowledgeable, willing parties, if available, reference to the current fair value of another instrument that is substantially the same, the use of discounted cash flow methods and option valuation models.

Please see note 12.3 for an analysis of the fair values of financial instruments and further details on the measurement of financial instruments.

2.4.9. Derivative financial instruments and hedges

Initial recognition and subsequent measurement

The Group uses derivative financial instruments such as foreign exchange futures and interest rate swaps to hedge exchange rate and interest rate risks. These derivatives are recognized at fair value on the transaction date and subsequently remeasured at fair value. Derivatives are measured as financial assets when their fair value is positive and as financial liabilities when their fair value is negative.

Gains or losses on changes in the fair value of derivatives are recognized immediately in profit or loss, with the exception of the effective portion of a cash flow hedge, which is included in other comprehensive income.

ADVANCED INFLIGHT ALLIANCE AG

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

2. Accounting policies  – (continued)

Hedging instruments are classified as follows for hedge accounting purposes:

•	as a fair value hedge if the purpose is to hedge the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment (excluding currency risk);
•	as a cash flow hedge if the purpose is to hedge the exposure to variability in cash flows that is attributable to a particular risk associated with a recognized asset or liability, or a highly probable forecast transaction or the currency risk of an unrecognized firm commitment;
•	as a hedge of a net investment in a foreign operation.

Both the hedging relationship and the Group's risk management objectives and strategies are formally designated and documented with respect to the hedge at its inception. The documentation contains the determination of the hedging instrument, the hedged item or the transaction being hedged as well as the type of risk hedged and a description of how the Company determines the effectiveness of the change in the fair value of the hedging instrument when compensating for risks from changes in the fair value of or the cash flows from the hedged item caused by the hedged risk. Such hedging relationships are considered highly effective in compensating for risks from fair value or cash flow changes. Continuous assessments are made to determine whether or not they actually were highly effective during the entire reporting period for which the hedging relationship was designated.

Hedging transactions that meet the strict criteria to qualify for hedge accounting are accounted for as follows:

Fair value hedges

Any change in the fair value of the derivative interest rate hedging instrument is recognized in profit or loss under finance income. Changes in the fair value of the hedged item attributable to the hedged risk shall adjust the carrying amount of the hedged item and also be recognized in profit or loss under finance income.

When hedging the fair value of hedged items measured at cost, the adjustment of the carrying amount is recognized in profit or loss over its remaining life until maturity. Amortization using the effective interest method may begin as soon as an adjustment exists and shall begin no later than when the hedged item ceases to be adjusted for changes in its fair value attributable to the risk being hedged. If the hedged item is derecognized, the fair value not carried at cost is immediately recognized in profit or loss.

When an unrecognized firm commitment is classified as a hedged item, the subsequent cumulative change in the fair value of the firm commitment attributable to the hedged risk is recognized as an asset or liability with a corresponding gain or loss recognized in profit or loss.

The Group did not use any fair value hedges in 2010 and 2011.

Cash flow hedges

The effective portion of the gain or loss on a hedging instrument is recognized in other comprehensive income under the provisions for cash flow hedges while the ineffective portion is recognized in profit or loss immediately.

The amounts recognized in other comprehensive income are reclassified to profit or loss in the period during which the hedged transaction has an impact on the profit or loss for the period, e.g. when hedged financial income or expenses are recognized or when an expected sale is executed. If a hedge results in the recognition of a non-financial asset or a non-financial liability, the amounts recognized in other comprehensive income are allocated to the acquisition-date cost of the non-financial asset or the non-financial liability.

However, if the forecast transaction or the firm commitment is no longer expected to occur, the cumulative gains or losses recognized in other comprehensive income shall be reclassified to profit or loss. If the hedging instrument expires or is sold, terminated or exercised without resulting in its replacement or rollover into another hedging instrument, or if the hedge no longer meets the criteria for hedge accounting, the cumulative

ADVANCED INFLIGHT ALLIANCE AG

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

2. Accounting policies  – (continued)

gains or losses on the hedging instrument that have been recognized in other comprehensive income shall remain in other comprehensive income until the forecast transaction or the firm commitment has an impact on the profit or loss.

The Group has interest rate swaps that are used to hedge its exposure to changes in the interest expense associated with a variable interest rate loan. For further disclosures/details, please see note 12.4.

Hedges of a net investment

Hedges of a net investment in a foreign operation, including monetary items, which are recognized as part of the net investment, are recognized like cash flow hedges. Gains or losses from the hedging instruments that are attributable to the hedging instrument's effective portion are recognized in other comprehensive income while gains or losses attributable to the hedging instrument's ineffective portion are recognized in the income statement. The cumulative value of such gains or losses that have been recognized in equity are reclassified to profit or loss on the disposal of the foreign operation.

Designation as current and non-current

Derivative financial instruments that are not designated and effective hedging instruments are classified as current or non-current or disaggregated into a current and a non-current portion based on an assessment of the facts and circumstances (i.e. the underlying contractual cash flows).

•	If the Group holds a derivative for more than 12 months after the reporting date for hedging purposes (and does not account for it as a hedging relationship), the derivative is designated as non-current in accordance with the designation of the underlying position (or disaggregated into a current and a non-current portion).
•	Embedded derivatives not closely related to their host contracts are designated in accordance with the cash flows of the host contract.
•	The classification of derivative financial instruments that are designated and effective hedging instruments corresponds to that of the underlying hedged item. Derivative financial instruments are disaggregated into a current and a non-current portion only if they can be reliably classified.

2.4.10. Property, plant and equipment

Property, plant and equipment is measured at cost less cumulative depreciation and/or cumulative impairment losses.

Straight-line depreciation is based on the following economic useful lives of the assets:

Buildings:   30 years

Technical, operating and office equipment:   3 to 10 years

Property, plant and equipment is derecognized either on disposal or when no economic benefit is expected from the continuing use or sale of the recognized asset. Gains or losses arising from the retirement or disposal of investment property shall be determined as the difference between the net disposal proceeds and the carrying amount of the asset and shall be recognized in profit or loss in the period in which the asset is derecognized.

The residual values, useful lives and depreciation methods applied to assets are reviewed at the end of each financial year and adjusted prospectively as necessary.

2.4.11. Leases

Determining whether an arrangement contains a lease is based on the substance of the arrangement at the time it is made and requires an assessment of whether fulfillment of the arrangement is dependent on the use of a specific asset or specific assets and whether the arrangement conveys a right to use the asset.

ADVANCED INFLIGHT ALLIANCE AG

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

2. Accounting policies  – (continued)

The Group as lessee

In finance leases where substantially all risks and rewards of ownership of the leased asset are transferred to the Group, the leased item is capitalized at the commencement of the lease term. The leased asset is measured at the lower of its fair value or the present value of the minimum lease payments. Lease payments are apportioned between the finance charge and the reduction of the outstanding liability so as to produce a constant periodic rate of interest on the remaining balance of the lease liability over the term of the lease. Finance costs are recognized in profit or loss.

Leased assets are depreciated over their useful life. If there is no reasonable certainty that the Group will obtain ownership of the leased item by the end of the lease term, it is fully depreciated over the shorter of the expected useful life and the lease term.

Lease payments under operating leases are recognized as an expense in the income statement on a straight-line basis over the term of the lease.

2.4.12. Borrowing costs

Borrowing costs that are directly attributable to the acquisition, construction or production of an asset that takes a substantial period of time to get ready for its intended use or sale are capitalized as part of the cost of the respective asset. All other borrowing costs are recognized as an expense in the period in which they are incurred. Borrowing costs are interest and other costs incurred by an entity in connection with the borrowing of funds.

The Group did not capitalize any borrowing costs in 2011, 2010 or in 2009 as they were not directly attributable to the production of qualifying assets.

2.4.13. Intangible assets

Intangible assets that are acquired other than in a business combination are measured at cost on initial recognition. Intangible assets acquired in a business combination are recorded at their fair value at the acquisition date. In subsequent periods, the intangible assets are recognized at cost less cumulative amortization and any cumulative impairment losses. With the exception of capitalized development costs, the costs of internally generated intangible assets are not capitalized and are recognized in profit or loss in the period in which they are incurred.

Intangible assets are divided into those with finite useful lives and those with indefinite useful lives.

Intangible assets with finite useful lives are amortized over their useful life and tested for impairment if there is any indication of impairment. Both the amortization period and the amortization method applied to intangible assets with finite useful lives are reviewed at least at the end of each financial year. Any changes in the amortization method or amortization period resulting from changes in the asset’s expected useful life or the way in which the asset’s economic benefits are expected to be consumed are treated as estimates. Amortization of intangible assets with finite useful lives is recognized in the income statement under amortization and impairment losses.

Intangible assets with indefinite useful lives are tested for impairment at least once a year either at the level of the individual asset or at the level of the cash- generating unit. These intangible assets are not amortized. The useful life of an intangible asset is reviewed once a year to determine whether events and circumstances continue to support an indefinite useful life assessment for that asset. If they do not, the change in the useful life assessment from indefinite to finite is accounted for prospectively.

Gains or losses arising from the derecognition of an intangible asset shall be determined as the difference between the net disposal proceeds and the carrying amount of the asset and shall be recognized in profit or loss when the asset is derecognized.

ADVANCED INFLIGHT ALLIANCE AG

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

2. Accounting policies  – (continued)

Film rights

Capitalized film rights concern non-current licenses classified as fixed assets. These are older movies from the time before the Company expanded into inflight entertainment that are no longer being marketed as part of the Group’s operating business. The Company owns the master tapes and may bar third parties from using them.

The film rights assets are measured at cost less amortization and impairment losses. The useful life of film rights with finite useful lives corresponds to the respective licensing period. Amortization is recognized in line with the sales generated at the respective stage of exploitation in the respective period. Each film is tested for impairment at least once a year pursuant to IAS 36, accounting for the marketability of the given film right; an impairment loss is recognized as necessary. If the discounted future cash flows are lower than its carrying amount as of the reporting date, an impairment loss is recognized. Impairment losses are also shown under the item, amortization and impairment losses. If the marketability test reveals that the discounted future cash flows of a film right exceed its carrying amount as of the reporting date, a write-up to no more than the amortized cost is recognized in the income statement.

Certain film rights in the Company’s portfolio may be used in perpetuity. These film rights with indefinite useful lives are tested for impairment at least once a year in accordance with the aforementioned criteria. For further disclosures, please see note 11.

Research and development costs

Research costs are recognized as an expense in the period in which they are incurred. Development costs associated with individual projects are capitalized as an intangible asset only if the Group can demonstrate the following:

•	the technical feasibility of completing the intangible asset so that it will be available for use internally or sale;
•	the Group’s intention to complete the intangible asset and to use or sell it;
•	how the intangible asset will generate future economic benefits;
•	the availability of resources to complete the asset; and
•	the Group’s ability to reliably measure the expenditure attributable to the intangible asset during its development.

After initial recognition, development costs are accounted for using the cost model less any accumulated amortization and any accumulated impairment losses. They are amortized upon completion of the development phase and from the date on which the asset can be used. The amortization is taken over the period for which future economic benefits are expected. An impairment test is conducted annually during the development phase after capitalization.

2.4.14. Inventories

Inventories are measured at the lower of cost and net realizable value.

The measurement of work in progress is based on the directly attributable costs of materials and production as well as on appropriate portions of production overheads excluding borrowing costs.

Net realizable value is the estimated selling price in the ordinary course of business less the estimated costs of completion and the estimated costs necessary to make the sale.

The film distribution rights for the airline sector that are acquired for a period exceeding a defined customer’s onboard cycle, are also shown under inventories. They consist of minimum guarantees or flat fees already paid to the licensors, as well as the film rights identified in connection with the purchase price allocation. The

ADVANCED INFLIGHT ALLIANCE AG

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

2. Accounting policies  – (continued)

resulting cost of materials is recognized in accordance with the sales revenue generated through the licenses and reported in the consolidated income statement.

2.4.15. Impairment of non-financial assets

The Group assesses at each reporting date whether there is an indication that non-financial assets may be impaired. If any such indication exists, or when annual impairment testing for an asset is required, the Group makes an estimate of the asset’s recoverable amount. An asset’s recoverable amount is the higher of an asset’s or cash-generating unit’s (CGU) fair value less costs to sell and its value in use. Recoverable amount is determined for an individual asset, unless the asset does not generate cash inflows that are largely independent of those from other assets or groups of assets. Where the carrying amount of an asset or a CGU exceeds its recoverable amount, the asset is considered impaired and is written down to its recoverable amount. In assessing value in use, the expected future cash flows are discounted to their present value using a pre-tax discount rate that reflects the current market assessments of the time value of money and the risks specific to the asset. A suitable valuation technique is used to determine the asset’s fair value less costs to sell.

Impairment losses of continuing operations are recognized in profit or loss in those expense categories consistent with the function of the impaired asset in the Company. Previously revalued assets where the revaluation was recognized in other comprehensive income. In such cases, the impairment loss up to the amount in the revaluation surplus is also recognized in other comprehensive income.

Assets other than goodwill are assessed at each reporting date to determine whether there is any indication that a previously recognized impairment loss may no longer exist or may have decreased. If such indication exists, the Group estimates the recoverable amount of the asset or CGU. A previously recognized impairment loss is reversed only if there has been a change in the estimates used to determine the asset’s recoverable amount since the last impairment loss was recognized. If that is the case, the carrying amount of the asset is increased to its recoverable amount. That increased amount cannot exceed the carrying amount that would have been determined, net of depreciation, had no impairment loss been recognized for the asset in prior years. Such reversal is recognized in profit or loss unless the asset is carried at the revalued amount, in which case the reversal is treated as a revaluation increase.

The following criteria must also be taken into account for specific assets:

Goodwill

Goodwill is tested for impairment once a year (as of December 31) and also if there is any indication that the asset may be impaired.

Impairment losses are calculated by determining the recoverable amount of the cash-generating unit (or group of cash-generating units) to which the goodwill is allocated. If the recoverable amount of the cash-generating unit is lower than this unit’s carrying amount, an impairment loss is recognized. An impairment loss recognized for goodwill may not be reversed in a subsequent period.

Intangible assets

Intangible assets with indefinite useful lives are tested for impairment at least once a year as of December 31. This test is performed at the level of individual assets or the cash-generating unit and also if there is any indication that the asset may be impaired.

2.4.16. Cash and cash equivalents

The item, cash and cash equivalents, in the statement of financial position comprises cash on hand, bank balances, checks as well as short-term investments with an original term of less than three months.

For the purposes of the consolidated statement of cash flows, cash and cash equivalents comprise the cash defined above as well as short-term investments; overdraft credit lines used are not deducted.

ADVANCED INFLIGHT ALLIANCE AG

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

2. Accounting policies  – (continued)

2.4.17. Provisions

Provisions are recognized if the Group has a present obligation (legal or constructive) as a result of a past event; if it is probable that an outflow of resources embodying economic benefits will be required to settle the obligation; and if a reliable estimate can be made of the amount of the obligation. If the Group expects to be reimbursed for some or all of the expenditure (e.g. under an insurance contract), the reimbursement is recognized as a separate asset only to the extent that it is virtually certain. The expense relating to the recognition of the provisions is recognized in the income statement net of the reimbursement. If the interest effect resulting from discounting is significant, provisions are discounted before taxes using an interest rate that reflects the risks specific to the liability. In case of discounting, the increase in the provisions over time is recognized in finance costs.

3. Decisions involving considerable judgment, estimates and assumptions

Judgments

The preparation of the consolidated financial statements requires the Management Board to make judgments and assumptions, as well as make estimates, that have an impact on the Group’s earnings, expenses, assets and liabilities as well as on the disclosure of its contingent liabilities. The uncertainty associated with these assumptions and estimates, however, may give rise to outcomes that might lead to substantial adjustments to the carrying amounts of the given assets or liabilities in future periods.

Estimates and assumptions

The key assumptions concerning the future, and other major sources of estimation uncertainty at the end of the reporting period, that have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year are disclosed below.

Impairment of non-financial assets

An impairment is the amount by which the carrying amount of an asset or a cash-generating unit exceeds its recoverable amount. The recoverable amount of an asset or a cash-generating unit is the higher of its fair value less costs to sell and its value in use. The fair value less cost to sell is determined based on available data from binding sale agreements in arm’s length transactions between independent partners involving similar assets or observable market prices less the costs directly attributable to the disposal of the asset.

The Group’s impairment tests of goodwill and intangible assets with indefinite useful lives are based on calculations of their value in use applying the discounted cash flow method. The cash flows are derived from the financial plan for the next three years; they do not include restructuring measures the Group has not yet undertaken, nor material future investments that may increase the performance of the tested cash-generating unit. The recoverable amount largely depends on the discount rate used when applying the discounted cash flow method as well as on the estimated future cash flows and the growth rate used for purposes of extrapolation. The basic assumptions underlying the determination of the recoverable amount of the different cash-generating units, including a sensitivity analysis, are disclosed in greater detail in note 13.

Share-based payment transactions

Group-wide, the costs of awards of equity instruments to employees are measured at the fair value of the given equity instruments at the time they are granted. The valuation technique most suitable to awards of equity instruments shall be used to estimate the fair value of share-based payment transactions; it is contingent on the conditions of the award. This also requires determining suitable data — including, in particular, probable maturity, volatility and dividend yield, as well as relevant assumptions — that flow into this valuation calculation. The assumptions and procedures used to estimate the fair value of share-based payment transactions are disclosed in note 20.

ADVANCED INFLIGHT ALLIANCE AG

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

3. Decisions involving considerable judgment, estimates and assumptions  – (continued)

Taxes

There are uncertainties regarding the interpretation of complex tax regulations as well as the amount of future taxable earnings and the date on which they may arise. Given the large range of international business relationships and both the long-term nature and the complexity of existing contractual arrangements, differences between actual results and the assumptions made, or future changes in such assumptions, might necessitate adjustments of the tax income and tax expense previously recognized. Using reasonable assumptions, the Group recognizes provisions for the potential effects of field audits in countries where it does business. The amount of these provisions depends on a variety of factors such as experiences from earlier field audits and the divergent interpretations of the tax regulations by the Company liable for the taxes and the responsible tax authority. Such divergent interpretations may arise from a multitude of different factors depending on prevailing conditions in the given Group company’s country of domicile.

Deferred tax assets are recognized for all tax loss carryforwards not utilized to the extent that it is likely that taxable income will be available so that the loss carryforwards can actually be used. Determining the amount of the deferred tax assets that can be recognized requires considerable judgments by management regarding the estimated date on which the future taxable income will be earned and its amount, as well as future tax planning strategies.

The Group has corporate income tax loss carryforwards of EUR 46,624 thousand (2010: EUR 66,030 thousand). In determining deferred tax assets, the Group has estimated EUR 6,191 thousand in loss carryforwards that may be utilized for a period of upto three years into account (2010: EUR 4,396 thousand, 2009: EUR 4,696 thousand). The difference of EUR 40,433 thousand (2010: EUR 61,634 thousand, 2009: EUR 61,594 thousand) was not considered as inflow of corresponding future economic benefit was improbable.

For further details on the deferred taxes, please see note 7.

Fair value of financial instruments

The fair value of the financial assets and financial liabilities recognized in the statement of financial position shall be determined using valuation techniques (including the discounted cash flow method) if it cannot be determined based on data from an active market. To the extent possible, the input parameters that go into the model are based on observable market data. In case it is not possible, determining the fair values will be a matter of judgment to a certain extent. These judgments concern input parameters such as liquidity risk, credit risk and volatility. Changes in the assumptions regarding these factors could have an impact on the fair values recognized for the financial instruments.

Development costs

Development costs are capitalized in accordance with the accounting policies described in note 2.4.13. Initial capitalization of the costs is based on management’s assessment of the extent to which a project’s technical and economic feasibility have been demonstrated; this is usually the case once a product development project has achieved a specific milestone in an existing project management model. Management makes assumptions about the amount of the estimated future cash flows from the project, the discount rates to be used and the period during which the Group expects to receive the expected benefits in the future. The carrying amount of the capitalized development costs, which related solely to the proprietary development work of the Group companies, DTI Software, DTI Solutions Inc., Montreal, Canada, and DTI Software FZ-LLC., Dubai, United Arab Emirates, as of December 31, 2011, was EUR 3,994 thousand (2010: EUR 4,292 thousand).

ADVANCED INFLIGHT ALLIANCE AG

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

4. Business combinations

Acquisitions in 2011

Acquisition of Emphasis Video Entertainment Ltd., Hong Kong

Effective June 1, 2011, AIA AG acquired 100 percent of the voting shares in Emphasis Video Entertainment Ltd. (“Emphasis” or “EVE”), Hong Kong.

Emphasis has been the global leader in the inflight entertainment licensing of content in Asian languages for decades and services more than 50 carriers with a library of Asian films and TV shows.

In addition, Emphasis also acts as a service provider to carriers for Asian content. With its presence in Hong Kong and the contacts it has established over the years with the most important Chinese producers, the Company is in an excellent position to benefit from the expanding airline industry in China.

The transaction was accounted for using the acquisition method. The earnings of Emphasis for the seven-month period from the acquisition date are included in the consolidated financial statements.

The provisional fair values of the identifiable assets and liabilities of Emphasis at the acquisition date thus are as follows:

Items in the statement of financial position	Fair Value as of the acquisiton date
EUR
Assets
Intangible Assets	3,918,459
Property, plant and equipment	50,934
Trade receivables	1,238,825
Other assets	161,263
Cash and cash equivalents	559,847
Total assets	5,929,329
Liabilities
Trade payables	-329,787
Other current liabilities	-1,727,208
Non-current liabilities	-9,475
Deferred tax liabilities	-529,650
Total liabilities	-2,596,119
Total identifiable net assets at fair value	3,333,210
Goodwill from acquiring the company	6,835,340
Total purchase consideration	10,168,549

ADVANCED INFLIGHT ALLIANCE AG

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

4. Business combinations  – (continued)

The acquisition cost totaling CHF 12,500 thousand (corresponding to EUR 10,169 thousand) was paid in cash. There were also transaction costs of EUR 194 thousand.

Cash outflow due to the company acquisition
EUR
Cash acquired with the subsidiary	559,847
Cash outflow	-10,168,549
Actual cash outflow	-9,608,702

The fair value of trade receivables at the acquisition date was EUR 1,238,825. The gross amount of trade receivables was EUR 1,244,125. One receivable was written down by EUR 5,300.

Emphasis Video Entertainment Ltd. has contributed EUR 4,349 thousand to consolidated revenues and EUR 390 thousand to consolidated net income since the acquisition date (unaudited).

The acquisition of Emphasis was recognized in accordance with the provisions of IFRS 3 and IAS 27. The purchase price was allocated to all identifiable assets, liabilities and contingent liabilities. This approach resulted in the identification of the intangible assets, “customer relationships,” “brand name,” and “film licenses.” These assets were recognized at their fair values. They are amortized over periods of 6 months to 15 years. These assets changed as follows from the date of initial consolidation to December 31, 2011:

Purchase price allocation
EUR
Customer relationships	1,801,880
Brand name	792,620
Film licenses	615,498
As of June 1, 2011	3,209,998
Customer relationships	1,864,586
Brand name	847,702
Film licenses	283,259
As of December 31, 2011	2,995,547

The recognized goodwill arises from the synergies and other benefits that the combination of the assets and activities of EVE with those of the Group is expected to generate and from the position gained through this acquisition in this high-growth market. The Company believes that the recognized goodwill will not be tax deductible.

Acquisition of Entertainment in Motion Inc., Los Angeles, USA

The Group acquired all voting shares in Entertainment in Motion Inc. (“Entertainment in Motion” or “EIM”), Los Angeles, USA, via Atlas Air Entertainment Concepts Inc., Glendale, USA, effective June 1, 2011.

EIM was established in 1988 and is the leading independent inflight entertainment licensing company for English-language films and TV shows. Its active customer base includes more than 75 airlines.

The transaction was accounted for using the acquisition method. The earnings of EIM for the seven-month period from the acquisition date are included in the consolidated financial statements.

All assets and liabilities acquired were analyzed once again in connection with the preparation of the consolidated financial statements, and an additional tax review was also performed. This led to the identification of additional facts that affect initial determinations made in connection with the opening balance sheet and/or purchase price allocation. The figures were adjusted accordingly.

ADVANCED INFLIGHT ALLIANCE AG

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

4. Business combinations  – (continued)

The final acquisition-date fair values of the identifiable assets and liabilities of EIM are as follows:

Items in the statement of financial position	Fair value as of the acquisition date
EUR
Assets
Goodwill	612,658
Intangible assets	11,825,892
Property, plant and equipment	24,242
Trade receivables	4,311,435
Other assets	383,685
Cash and cash equivalents	1,566,170
Total assets	18,724,081
Liabilities
Trade payables	-268,154
Other current liabilities	-8,698,548
Non-current liabilities	-3,235,237
Deferred taxes	-2,657,488
Total liabilities	-14,859,427
Total identifiable net assets at fair value	3,864,655
Goodwill from acquiring the company	3,267,571
Purchase consideration	7,132,225

The total acquisition cost of U.S.D 10,254 thousand (corresponding to EUR 7,132 thousand) comprises a cash payment of U.S.D 6,840 thousand (corresponding to EUR 4,758 thousand), as well as discounted anticipated earn-out payments of U.S.D 3,414 thousand (corresponding to EUR 2,374 thousand). Possible earn-out payments range from U.S.D 1,998 thousand to U.S.D 4,149 thousand. The earn-out payments for the 2011 through 2014 financial years will be due and payable if EMI’s defined EBIT targets for the given financial years are surpassed. There were also transaction costs of EUR 89 thousand.

Cash outflow due to the company acquisition
EUR
Cash acquired with the subsidiary	1,566,170
Cash outflow	-4,757,599
Actual cash outflow	-3,191,429

The fair value of the trade receivables and the gross amount of the trade receivables are EUR 4,311,435. The fair value of a loan and the gross loan amount are EUR 100,000. Neither the trade receivables nor the loan were impaired, and the full contractual amount is likely to be recoverable.

Entertainment in Motion has contributed EUR 12,204 thousand to consolidated sales and EUR 86 thousand to consolidated earnings since the acquisition date.

ADVANCED INFLIGHT ALLIANCE AG

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

4. Business combinations  – (continued)

The acquisition of EIM was recognized in accordance with the provisions of IFRS 3 and IAS 27. The purchase price was allocated to all identifiable assets, liabilities and contingent liabilities. This approach resulted in the identification of the intangible assets, “film licenses,” “customer relationships” and “non-compete clause.” These assets were recognized at their fair values. With the exception of the non-compete clause, they are amortized over periods of 11 months to 10 years. The non-compete clause is amortized over a period of 18 months from its effective date. These assets changed as follows from the date of initial consolidation to December 31, 2011:

Purchase price allocation
EUR
Film licenses	2,415,664
Customer relationships	2,171,524
Non-compete clause	546,707
As of June 1, 2011	5,133,894
Film licenses	1,568,406
Customer relationships	2,272,110
Non-compete clause	625,148
As of December 31, 2011	4,465,664

The recognized goodwill arises from the synergies and other benefits that the combination of the assets and activities of EIM with those of the Group is expected to generate. The Company believes that the recognized goodwill will not be tax deductible.

Had the two business combinations taken place at the start of the year, the net profit for the period would have been EUR 6,019 thousand and sales revenue would have been EUR 130,606 thousand.

The film licenses that both acquired companies have capitalized represent portions of the minimum guarantees or flat fees already paid, or yet to be paid, to the producers or licensors, as well as expected sales revenue from the marketing of these licenses. The film rights held by EIM and Emphasis were classified as intangible assets as of the date of initial consolidation. They were reclassified in connection with the change in the accounting method (see note 2.2).

Acquisitions in 2010

Acquisition of Fairdeal Studios Pvt. Ltd., Mumbai, India

Effective April 1, 2010, AIA AG acquired 100 percent of the voting interests in Fairdeal Studios Pvt. Ltd. (“Fairdeal Studios”), Mumbai, India, an unlisted company that specializes in technical services for inflight entertainment. The agreement on the acquisition of Fairdeal Studios had already been concluded in August 2008 as part of the acquisition of Fairdeal Multimedia Pvt. Ltd., Mumbai, India (“Fairdeal Multimedia”). On March 31, 2010, the concrete acquisition date was specified as April 1, 2010 in an addendum to this agreement.

AIA AG acquired Fairdeal Studios because it enhances the Group’s existing product portfolio. The transaction also generates synergy effects in the Group, especially in the cooperation with Fairdeal Multimedia.

At the closing date, the transaction was accounted for using the acquisition method. The earnings of Fairdeal Studios for the period of nine months from the acquisition date are included in the 2010 consolidated financial statements.

ADVANCED INFLIGHT ALLIANCE AG

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

4. Business combinations  – (continued)

The acquisition-date fair values of the identifiable assets and liabilities of Fairdeal Studios date are as follows:

Items in the statement of financial position	Fair value as of the acquisition date
EUR
Asset
Property, plant and equipment	53,584
Trade receivables	115,310
Other assets	9,863
Cash and cash equivalents	1,205
Total assets	179,962
Liabilities
Trade payables	-27,205
Current income tax liabilities	-15,818
Deferred tax liabilities	-323
-43,346
Total identifiable net assets at fair value	136,616
Difference	-62,472
Total purchase consideration	74,144

The acquisition cost totaling U.S.D 100 thousand (corresponding to EUR 74 thousand) was paid in cash.

Cash outflow due to the company acquisition
EUR
Cash acquired with the subsidiary	1,205
Cash outflow	-74,144
Actual cash outflow	-72,939

None of the trade receivables were impaired and the full contractual amount is likely to be recoverable.

The acquisition of Fairdeal Studios was recognized in accordance with the provisions of IFRS 3 and IAS 27.

The acquisition cost was EUR 74 thousand. The net assets acquired amount to EUR 137 thousand.

Since the cost of acquisition was about EUR 62 thousand less than the acquired net assets, this difference was recognized as other operating income as of the acquisition date. This difference results from the fact that the transaction itself as well as its terms and conditions were already fixed during the acquisition of Fairdeal Multimedia in August 2008. The changes in the net assets, which have resulted since that date, were not taken into consideration in the determination of the purchase price.

5. Segment reporting

Segmentation follows the management approach in accordance with IFRS 8 (Operating Segments). Thereunder, both the delineation of the segments and all related disclosures must fulfill the criteria the management uses for purposes of allocating resources and evaluating the performance of the Group’s components. The segment reporting below follows this definition.

The core business of the AIA Group is inflight entertainment. This is the international term for onboard entertainment for passengers during a flight in the form of video and music programs, as well as electronic games. In 2011, the previous core business, Inflight Entertainment, was realigned to reflect the Group’s internal structure, resulting in the establishment of two separate reportable operating segments, Content

ADVANCED INFLIGHT ALLIANCE AG

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

5. Segment reporting  – (continued)

Service Providing (CSP) and Content. The division of the Inflight Entertainment segment and the attendant change in reporting are based, for one, on the intragroup reorganization measures carried out and, for another, on the acquisitions made during 2011. The acquisition of the two companies, Emphasis and EIM, helped to substantially expand the Group’s position as a marketer of film licenses.

In the CSP segment, the AIA Group, in concert with its subsidiaries, focuses primarily on making content available for inflight entertainment systems and all associated services. The AIA Group’s services range from selection, purchase, production and technical adjustment of content including a limited amount of customer support in connection with the integration and servicing of inflight entertainment programs. The content mainly comprises audio and video programs (feature films, TV programs, news, sports etc.), as well as electronic games. Our services also include the development of graphical user interfaces (GUI) for a variety of inflight entertainment applications; database management related to the overall management of inflight entertainment; as well as both technical integration and operation of the respective content and content management systems. For quite some time now, the AIA Group has also been developing applications for the next generation of inflight entertainment systems — particularly through its Canadian subsidiary DTI — that carriers will use to offer their passengers additional services above and beyond “conventional” entertainment such as electronic menus and magazines, or even the option of purchasing all kinds of products.

In the Content segment, the AIA Group through certain of its subsidiaries keeps marketing film distribution rights. Here, the main focus is on all activities associated with the procurement and marketing of content for inflight entertainment. The acquisition of Emphasis and EIM — two leading marketers in their respective area of inflight entertainment licenses for both film and TV productions — enabled the AIA Group in mid-2011 to substantially expand its positioning in the Content segment. As a result to these two acquisitions, for the first time the AIA Group now has major holdings of own distribution rights for inflight entertainment content.

All other activities, which basically encompass substantive and technical services, are included in the CSP segment.

The corresponding information relating to previous reporting periods was adjusted accordingly to reflect the new segment structure. Management monitors each unit's operating profit separately in order to make decisions concerning the allocation of resources and determine each unit's profitability. Each segment's development is assessed based on its operating profit. The Group's financing (including finance cost and income), as well as corporate income taxes, are managed group-wide; they are not allocated to individual operating segments.

Intragroup pricing between the operating segments is determined at market rates as if in arms' length transactions. The operating segments were combined as follows to form the reportable operating segments.

Atlas Air, IFEL, DTI Software and Inflight Productions Limited, London, UK, along with their respective subsidiaries, have been combined to form the CSP segment.

Fairdeal Multimedia Pvt. Ltd., Fairdeal Studios Pvt. Ltd., Mumbai, India as well as EIM and EVE comprise the Content segment.

ADVANCED INFLIGHT ALLIANCE AG

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

5. Segment reporting  – (continued)

Key segment figures are:

Segments 2011	CSP	Content	Total Segments	Holding Other & Consolidation	Group
	EUR thousand	EUR thousand	EUR thousand	EUR thousand	EUR thousand
Revenue	107,781	18,513	126,293	-4,713	121,580
External revenue	107,684	13,895	121,580	0	121,580
Intersegment revenue	96	4,617	4,713	-4,713	0
Segment net income from operating activities	6,597	825	7,422	-879	6,543
Segment investments	1,475	147	1,622	0	1,622
Depreciation/amortization of segment assets	-2,764	-454	-3,218	-75	-3,293
Impairment losses on segment assets	-666	0	-666	0	-666
Finance income	489	21	510	-387	122
Finance costs	-225	-8	-233	-535	-768
Income taxes	-1,276	-233	-1,509	18	-1,491

Segements 2010	CSP	Content	Total Segments	Holding Other & Consolidation	Group
	EUR thousand	EUR thousand	EUR thousand	EUR thousand	EUR thousand
Revenue	110,194	1,361	111,555	-441	111,114
External revenue	110,154	960	111,114	0	111,114
Intersegment revenue	41	401	441	-441	0
Segment net income from operating activities	9,653	159	9,812	-1,399	8,413
Segment investments	3,011	5	3,016	0	3,016
Depreciation/amortization of segment assets	-3,232	-156	-3,389	-89	-3,478
Impairment losses on segment assets	-493	0	-493	0	-493
Finance income	639	0	639	-502	137
Finance costs	-243	-3	-246	-716	-962
Income taxes	-2,095	-28	-2,123	27	-2,096

Segements 2009	CSP	Content	Total Segments	Holding Other & Consolidation	Group
	EUR thousand	EUR thousand	EUR thousand	EUR thousand	EUR thousand
Revenue	107,484	1,240	108,724	-673	108,051
External revenue	107,415	1,106	108,521	-470	108,051
Intersegment revenue	69	134	203	-203	0
Segment net income from operating activities	8,491	-126	8,365	-1,547	6,818
Segment investments	2,352	87	2,439	100	2,539
Depreciation/amortization of segment assets	-2,909	-272	-3,181	-40	-3,221
Impairment losses on segment assets	-1,696	0	-1,696	0	-1,696
Finance income	4,104	0	4,104	-4,004	100
Finance costs	-126	-8	-134	-917	-1,051
Income taxes	-1,453	42	-1,411	257	-1,154

ADVANCED INFLIGHT ALLIANCE AG

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

5. Segment reporting  – (continued)

Reconciliation of the results	2011	2010	2009
	EUR thousand	EUR thousand	EUR thousand
Segment net income from operating activities	7,422	9,812	8,365
Net operating loss, Group holding company AIA AG	-1,192	-1,378	-1,492
Net operating income, other non-operating entities	201	14	96
Consolidation	112	-36	-151
Consolidated net income from operating activities	6,543	8,413	6,818

Information about geographical areas	2011	2010	2009
	EUR thousand	EUR thousand	EUR thousand
External revenue
Europe	46,968	46,627	47,317
Rest of world	74,612	64,487	60,734
Total	121,580	111,114	108,051

The foregoing disclosures on segment revenue are broken down by the companies’ domicile. In the CSP segment, sales revenue in excess of 10 percent totaling EUR 14,424 thousand was generated from a single customer. In 2010, no sales revenue in excess of 10 percent was generated from a single customer. In 2009, sales revenue in excess of 10 percent totaling EUR 11,130 thousand was generated from a single customer in CSP segment.

Information about geographical areas – non-current assets	2011	2010
	EUR thousand	EUR thousand
Non-current assets:
Europe	12,627	12,892
Rest of world	50,033	34,092
Total	62,660	46,984

The non-current assets include intangible assets, property, plant and equipment, as well as other financial assets.

6. Other income and expenses as well as adjustments

6.1. Other operating income

Other operating income consists of the following items:

Other operating income	2011	2010	2009
	EUR thousand	EUR thousand	EUR thousand
Currency gains	594	9	0
Derecognition of liabilities	91	18	0
Reversal of provisions	71	173	65
Income from non-cash benefits	50	47	60
Rental income	28	6	21
Reversal of allowances on receivables	4	5	134
Income from the disposal of fixed assets	0	69	1
Other	98	22	162
	936	349	443

ADVANCED INFLIGHT ALLIANCE AG

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

6. Other income and expenses as well as adjustments  – (continued)

In 2011 currency gains of EUR 6,451 thousand (2010: EUR 7,137 thousand, 2009: EUR 7,887 thousand) and currency losses of EUR 5,857 thousand (2010: EUR 7,128 thousand, 2009: 8,133 thousand) were reported on a net basis. The net gain of EUR 594 thousand (2010: EUR 9 thousand, 2009: net loss of EUR 245 thousand) is reported in other operating income (2009: Other operating expenses).

6.2. Other operating expenses

Other operating expenses are comprised as follows:

Other operating expenses	2011	2010	2009
	EUR thousand	EUR thousand	EUR thousand
Rent, cleaning, heating and electricity, maintenance	2,577	2,511	2,459
Advertising, entertainment, representation, travel	2,198	1,831	1,965
Legal and consulting costs	1,936	1,690	1,569
Impairment losses on assets	737	368	122
Audit and tax consultancy	657	675	649
Freight, post, telecommunication	584	554	495
IT costs	569	914	545
Other staff costs	398	244	327
Compensation of Supervisory Board members	191	260	230
Investor relations, public relations	184	127	266
Insurance, levis	167	187	177
Office supplies	153	192	186
Bank fees	142	133	94
Annual General Meeting	100	80	80
Other taxes	1	46	159
Currency losses	0	0	245
Other	395	126	473
	10,989	9,938	10,041

Travel related to both the acquisitions of EIM and EVE. The fact that the Group is growing and expanding accounts for most of the increase in expenses for advertising, meals and entertainment, representation and travel. The increase in legal and consulting fees is related to the two acquisitions during 2011. The 2011 decrease in IT costs from EUR 914 thousand in 2010 to EUR 569 thousand in 2011 is primarily attributable to the expenses incurred in connection with the introduction of new bookkeeping and consolidation software in 2010.

The other operating expenses also contain expenses of EUR 211 thousand (2010: EUR 0 thousand, 2009: EUR 0 thousand) that were incurred in connection with the Group’s restructuring. These are mainly legal and consulting fees.

6.3. Finance costs

The items included in finance costs are as follows:

Finance Costs	2011	2010	2009
	EUR thousand	EUR thousand	EUR thousand
Interest on loans	644	805	1,006
Reclassification amount from cash flow hedges	79	131	45
Interest on bank overdrafts and other finance costs	45	26	0
	768	962	1,051

ADVANCED INFLIGHT ALLIANCE AG

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

6. Other income and expenses as well as adjustments  – (continued)

6.4. Finance income

The items included in finance income are as follows:

Finance Income	2011	2010	2009
	EUR thousand	EUR thousand	EUR thousand
Interest from the fair value measurement of derivatives	81	95	0
Interest income on bank balances	41	42	75
Other	0	0	25
	122	137	100

6.5. Employee benefit expenses

Staff costs are comprised as follows:

Employee benefit expenses	2011	2010	2009
	EUR thousand	EUR thousand	EUR thousand
Wages and salaries	21,843	18,152	16,085
Social security contributions	2,796	2,846	2,406
Other post-employment benefits	2,852	804	377
Share-based payment costs/income	-43	77	118
	27,448	21,879	18,986

Post-employment benefits include termination benefits amounting to EUR 2,578 thousand (2010: EUR 489 thousand, 2009: EUR 10 thousand). Staff costs in 2011 also contain expenses of EUR 3,963 thousand that were incurred in connection with the Group’s restructuring (2010: EUR 0 thousand, 2009: EUR 0 thousand).

6.6. Cost of materials

Cost of materials are comprised as follows:

Cost of Materials	2011	2010	2009
	EUR thousand	EUR thousand	EUR thousand
Expenses for the purchase of film and audio licenses	64,710	62,755	63,010
Other cost of materials	7,782	2,145	1,882
Production costs data media	742	2,305	2,760
Customs duties and freight	172	91	80
	73,406	67,296	67,732

Cost of materials are recognized for realizing minimum guarantees and flat fees. Producers’ fees exceeding minimum guarantees are also shown under expenses for the purchase of film and audio licenses.

ADVANCED INFLIGHT ALLIANCE AG

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

6. Other income and expenses as well as adjustments  – (continued)

6.7. Depreciation, amortization and impairment losses

Depreciation, amortization and impairment losses on intangible assets and on property, plant and equipment split up as follows:

Depreciation, amortization and impairment losses	2011	2010	2009
	EUR thousand	EUR thousand	EUR thousand
Amortization and impairment losses on film rights
– Amortization	7	17	164
– Impairment losses	53	141	1,696
	60	158	1,860
Amortization and impairment losses on other intangible assets
– Amortization
– Customer base (4 – 20 years)	990	788	959
– Games library and technology (6 – 10 years)	854	859	747
– Capitalized development costs (10 years)	337	530	275
– Trademark rights and non-competition agreements (3 – 10 years)	131	124	110
– Software and similar rights (3 – 5 years)	150	144	56
– Impairment losses
– Customer base (4 – 20 years)	0	195	0
– Capitalized development costs (10 years)	613	156	0
	3,075	2,796	2,147
Depreciation and impairment losses on property, plant and equipment	824	1,017	910
	3,959	3,971	4,917

Amortization of customer bases increased over 2010 as a result of the additional amortization of customer bases in connection with the acquisition of EIM and EVE.

Impairment losses of EUR 53 thousand (2010: EUR 141 thousand, 2009: EUR 1,696 thousand) on the film assets arise from the adjustments of the carrying amounts to the forecast discounted cash flows from the individual film rights.

Based on an impairment test carried out on December 31, 2011, an impairment loss of EUR 613 thousand (2010: EUR 156 thousand, 2009: EUR 0 thousand) was recognized for electronic games' development costs which were capitalized by DTI (the development of these electronic games was discontinued in 2011 due to new market assessments).

6.8. Research and development costs

In 2011, DTI Software and newly founded DTI Solutions Inc., Montreal, Canada, were the only Group companies to incur research and development costs, specifically, EUR 3,944 thousand. In 2010 DTI Software alone incurred EUR 4,999 thousand (2009: EUR 3,492 thousand) in research and development costs. A total of EUR 629 thousand in expenses were capitalized (2010: EUR 2,127 thousand, 2009: EUR 1,609 thousand). Tax credits in the amount of EUR 640 thousand in 2011 (2010: EUR 1,522 thousand, 2009:

ADVANCED INFLIGHT ALLIANCE AG

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

6. Other income and expenses as well as adjustments  – (continued)

EUR 585 thousand) were deducted from capitalized development costs. The remaining research and development costs of EUR 2,675 thousand in 2011 (2010: EUR 1,350 thousand, 2009: EUR 952 thousand) were recognized in profit or loss.

7. Income taxes

Income tax expense for 2011, 2010 and 2009 comprises the following material elements:

Income tax expense	2011	2010	2009
	EUR thousand	EUR thousand	EUR thousand
Consolidated income statement
Current income taxes:
Current tax expense	-3,448	-2,516	-1,948
Adjustment on income tax paid in the previous year	59	-359	-3
Deferred income taxes:
Origination and reversal of temporary differences	1,898	779	797
Tax expense shown in the consolidated income statement	-1,491	-2,096	-1,154
Other comprehensive income
Deferred income taxes on items recognized other comprehensive income:
Net loss from the remeasurement of cash flow hedges	13	-43	-4
Tax expense recognized in other comprehensive income	13	-43	-4

The reconciliation between the income tax expense shown and expected for 2011,2010 and 2009 is as follows:

Tax reconciliation	2011	2010	2009
	EUR thousand	EUR thousand	EUR thousand
Earnings before taxes	5,898	7,589	5,867
Anticipated tax expense	-1,946	-2,503	-1,936
Change in the valuation allowance on loss carryforwards	232	131	189
Effects from tax rate changes	1,745	930	407
Prior-period tax income / expense	59	-359	-3
Tax effect from expenses/income not affecting taxes	-1,117	157	103
Ineligible foreign withholding tax	-513	-485	0
Other	49	33	86
Current tax expense	-1,491	-2,096	-1,154

ADVANCED INFLIGHT ALLIANCE AG

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

7. Income taxes  – (continued)

Deferred taxes

Deferred tax assets and liabilities as of December 31 are as follows:

Deferred taxes	2011	2010
	EUR thousand	EUR thousand
Deferred tax liabilities
Non-current assets
Intangible assets	7,210	4,670
Property, plant and equipment	149	110
Financial assets	180	183
Current assets
Financial assets	58	10
Other assets	180	6
Non-current liabilities
Financial liabilities	46	0
Current liabilities
Fiancial liabilities	457	672
	8,280	5,651
Deferred tax assets
From loss carryforwards	2,051	1,450
Non-current assets
Property, plant and equipment	57	83
Financial assets	218	0
Current assets
Financial assets	395	19
Other assets	214	120
Non-current liabilities
Financial liabilities	77	117
Current liabilities
Financial liabilities	58	4
Other liabilities	360	149
	3,430	1,942
Deferred tax liabilities, net	4,850	3,709
Shown in the statement of financial position
Deferred tax assets	1,945	1,540
Deferred tax liabilities	6,795	5,249
Deferred tax liabilities, net	4,850	3,709

The Group had total corporate income tax loss carryforwards of EUR 46,624 thousand as of December 31, 2011 (2010: EUR 66,030 thousand, 2009: EUR 66,290 thousand); of this amount, loss carryforwards of EUR 40,433 thousand (2010: EUR 61,634 thousand, 2009: EUR 61,594 thousand) were not recorded as it is not

ADVANCED INFLIGHT ALLIANCE AG

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

7. Income taxes  – (continued)

likely they will be realized. The remaining loss carryforwards of EUR 6,191 thousand (2010: EUR 4,396 thousand, 2009: EUR 4,696 thousand) were measured at the respective applicable tax rate and shown in the statement of financial position. For further details on status after the balance sheet date, please see note 27.

As of December 31, 2011, the Group did not recognize deferred tax liabilities for untransferred profits of its subsidiaries. The Group has decided not to distribute the previously undistributed profits of its subsidiaries in the foreseeable future. The temporary differences in connection with equity interests in subsidiaries for which no deferred tax liabilities were recognized, amount to EUR 28,591 thousand (2010: EUR 26,609 thousand).

Current tax liabilities	2011	2010
	EUR thousand	EUR thousand
Corporate income tax, municipal trade tax and solidarity surcharge	224	272
Foreign income tax liabilities	881	687
Withholding tax	1,312	696
	2,417	1,655

Current tax assets	2011	2010
	EUR thousand	EUR thousand
Corporate income tax, municipal trade tax and solidarity charge	7	6
Foreign income tax assets	2,553	3,288
Withholding tax	6	27
	2,566	3,321

Taxes paid or owed on income and earnings as well as deferred and prepaid tax items, are reported in the income statement under “Income taxes.”

In 2011, the company’s combined income tax rate was 33 percent (2010: 33 percent, 2009: 33 percent).

The deferred tax rate for the domestic corporations was calculated based on the tax rates applicable to the period in which the relevant asset will be realized or liability will be met, taking into account the trade earnings tax, the corporate income tax, as well as the solidarity surcharge. These calculations are based on combined tax rate of 33 percent (2010: 33 percent, 2009: 33 percent).

The tax rates customary for the respective country were used for the Group's foreign subsidiaries (16.5 – 39.8 percent).

8. Components of other comprehensive income

Please see the statement of comprehensive income for the components of other comprehensive income.

9. Earnings per share

Basic earnings per share are determined by dividing the profit for the year attributable to the owners of the parent’s ordinary shares by the weighted average number of ordinary shares outstanding during the reporting year.

Diluted earnings per share are determined by dividing the profit for the year attributable to the owners of the parent’s ordinary shares by the weighted average number of ordinary shares outstanding during the reporting year as well as by the weighted average number of ordinary shares that would arise from conversion of all potential ordinary shares with dilutive potential into ordinary shares.

ADVANCED INFLIGHT ALLIANCE AG

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

9. Earnings per share  – (continued)

The following table shows the amounts used to calculate the basic and diluted earnings per share:

Reconciliation of earnings per share	2011	2010	2009
	EUR	EUR	EUR
Net income for the period	4,406,657	5,492,612	4,712,835
Average number outstanding in the financial year	15,705,759	14,500,000	14,500,000
Basic earning per share	0.28	0.38	0.33
Average number of shares outstanding taking into account dilution	15,823,436	14,542,729	14,513,361
Diluted earnings per share	0.28	0.38	0.32

Calculation of the weighted average number of shares outstanding	2011	2010	2009
Average number of shares outstanding in the financial year, weighted by days:	15,705,759	14,500,000	14,500,000
Effect on including options when calculating the average number of shares outstanding	117,677	42,729	13,361
Average number of shares outstanding in the financial year (diluted)	15,823,436	14,542,729	14,513,361

Earnings per share are calculated by dividing the net income for the period by the average number of shares. The number of shares after the capital increase was as follows in the reporting period:

Number of shares	2011	2010	2009
Number of shares on January 1	14,500,000	14,500,000	14,500,000
Number of shared on December 31	16,688,091	14,500,000	14,500,000
Weighted average number of shares (basic)	15,705,759	14,500,000	14,500,000
Number of weighted stock options	117,677	42,729	13,361
Weighted average number of shares (diluted)	15,823,436	14,542,729	14,513,361
Net income for the period	4,406,657	5,492,612	4,712,835
Basic EPS	0.28	0.38	0.33
Diluted EPS	0.28	0.38	0.32

As of the reporting date, a total of 371,669 stock options had been issued to one member of the Company’s Management Board and to members of the management of AIA AG’s associates. Subsequently, the shares to be included were determined pursuant to IAS 33 by considering the respective exercise prices, holding periods and extrapolated share price performance as well as future staff costs.

10. Property, plant and equipment

Property, plant, and equipment encompasses land, rights equivalent to land, and buildings with a carrying amount of EUR 757 thousand (2010: EUR 709 thousand), as well as operating and office equipment in the amount of EUR 1,497 thousand (2010: EUR 1,505 thousand). Please see the separate consolidated statement of changes in non-current assets with regards to the development of property, plant and equipment and the relevant depreciation in 2011.

11. Intangible assets

Film rights

The intangible assets include non-current film rights with a total carrying amount of EUR 57 thousand (2010: EUR 117 thousand). By definition, the assumptions used to measure the film rights are subject to estimation

ADVANCED INFLIGHT ALLIANCE AG

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

11. Intangible assets  – (continued)

uncertainty that are reflected in the currently expected discounted cash flows from the relevant film rights. The non-current film assets comprise film rights with finite and indefinite useful lives. In 2011, total amortization of EUR 7 thousand (2010: EUR 17 thousand, 2009: EUR 164 thousand), as well as impairment losses of EUR 53 thousand (2010: EUR 141 thousand, 2009: EUR 1,696 thousand), were recognized on the film assets. Amortization and impairment losses were attributable exclusively to film rights with finite useful lives. No impairment losses were recognized on film rights with indefinite useful lives in 2011 (2010: EUR 0 thousand, 2009: EUR 86 thousand). Please see note 13.2 with respect to the impairment test for film rights with indefinite useful lives.

Goodwill

The goodwill in the statement of financial position as of December 31, 2011, was EUR 37,963 thousand (2010: EUR 25,836 thousand). It was allocated to the cash-generating units Atlas Air, IFEL, AAEC, IFP Group, Fairdeal, DTI Group, EIM and EVE. The change in the carrying amount is essentially due to the acquisition of EIM and EVE.

The impairment tests to be conducted at least once a year did not trigger any impairment losses in regards to any of the cash-generating units. The impairment test was conducted by comparing the expected future discounted cash flows allocable to goodwill with the assets of the cash-generating unit as of the reporting date. Please see note 13.1 for additional disclosures.

Other intangible assets

The other intangible assets comprise the value of the customer databases, non-current contracts and the catalog of games at December 31, 2011 in the amount of EUR 15,579 thousand (2010: EUR 12,759 thousand) that was determined at the time Atlas Air, IFP, DTI Software, Fairdeal, EIM and EVE were acquired, as well as the value of software, non-competition agreements, brands and similar rights in the amount of EUR 6,741 thousand (2010: EUR 5,836 thousand). The customer databases, brands as well as DTI’s catalog of games are amortized over a period of up to 20 years using the straight-line method, and the non-competition agreements over a period of 18 to 36 months using the same method. Contracts are also amortized using the straight-line method over different periods depending on the type of contract. An impairment loss was identified for the capitalized software during the annual impairment test. For details, please see note 6.8.

Please see the separate consolidated statement of changes in non-current assets for changes in the intangible assets during the 2011 and 2010 financial years.

12. Other financial assets and financial liabilities

12.1. Other financial assets

Other financial assets consist of the following:

Other financial assets	2011	2010
	EUR thousand	EUR thousand
Loan receivable (other)	17	0
Interest receivables	0	3
	17	3

12.2. Financial liabilities

The Group uses futures to hedge a portion of its transaction risks, as well as to minimize the risk of increases in variable interest rates. Other liabilities of EUR 153 thousand (2010: EUR 115 thousand) from interest rate swaps were recognized as of the reporting date.

ADVANCED INFLIGHT ALLIANCE AG

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

12. Other financial assets and financial liabilities  – (continued)

The changes in other financial liabilities were as follows:

Other financial liabilities	2011	2010
	EUR thousand	EUR thousand
Earn-out liability	1,784	0
Producer fees	684	0
Derivatives (interest rate swaps)	153	115
Interest, banks	34	0
Interest, non-banks	0	27
	2,655	142

All of the financial liabilities shown here are non-current.

Interest-bearing loans

Bank overdrafts

The bank overdrafts are secured by a portion of the current assets of the Group’s local subsidiaries.

Bank loan with an initial nominal value of EUR 10,000,000

In February 2008, AIA AG took out an unsecured five-year loan of EUR 10,000 thousand from UniCredit Bank AG, Munich, Germany (initial maturity: December 31, 2012). The loan is subject to regular semi-annual repayments of EUR 1,000 thousand, no prepayment penalties and variable interest based on the six-month Euribor plus 2.75 percent. In order to avoid any exposure to the risk from rising interest rates associated with variable interest obligations, in July 2008 the major part of the variable interest payments was converted into fixed interest obligations by means of interest rate swaps over the term of the loan.

Under the terms of the loan agreement, mandatory special loan payments are agreed under certain conditions. This led to mandatory special loan payments of EUR 1,000 thousand each based on the consolidated financial statements for the years ended, respectively, December 31, 2009, and December 31, 2010. The loan was extinguished as of December 31, 2011 (loan amount outstanding as of December 31, 2010: EUR 3,045 thousand).

Subordinated bank loan with an initial nominal value of EUR 2,000,000

The non-current financial liabilities include liabilities of nominal value of EUR 2,000 thousand from taking up mezzanine capital through a financing program of Capital Efficiency Group AG, Zug, Switzerland. This financing program has a term of seven years and runs until March 7, 2014. The interest is 8.8 percent per annum. A payment of 1 percent p.a. must be made each year and interest of 7.8 percent on the principal is due quarterly. The carrying amount as of December 31, 2011, was EUR 1,974 thousand (December 31, 2010: EUR 1,953 thousand).

Mortgage with an initial nominal value of GBP 250,000

In 1999, Inflight Productions Limited, London, UK, obtained a mortgage for initially GBP 250,000 from HSBC, London, UK, to finance real property. The mortgage initially ran until December 31, 2014, and had an interest rate of 3 percent above the base rate of the Bank of England. The remaining balance was discharged ahead of schedule in January 2012 in connection with the sale of the property. No prepayment penalty was incurred thereby. The entire debt has thus been classified as of December 31, 2011. The current mortgage amount outstanding was EUR 81 thousand (December 31, 2010: EUR 79 thousand non-current, EUR 25 thousand current).

Annuity loan for originally EUR 727,524

In December 2007, AIA AG signed a loan agreement for up to EUR 800 thousand with HVB Investitionsbank GmbH, Munich, to finance investments in hardware for the technical services of The Lab.Aero, a subsidiary

ADVANCED INFLIGHT ALLIANCE AG

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

12. Other financial assets and financial liabilities  – (continued)

of Inflight Productions Inc., Los Angeles, USA. This loan has a term of five years, which started with the first installment payment once absolutely all purchase contracts for the individual pieces of equipment were closed in August 2008. The non-current portion of the loan outstanding is EUR 159 thousand (December 31, 2010: EUR 279 thousand), the current amount EUR 142 thousand (December 31, 2010: EUR 157 thousand).

Obtaining new loans

In June 2011, AIA AG took out an unsecured four-year loan of EUR 11,000 thousand from UniCredit Bank AG, Munich, Germany, to finance a portion of its acquisitions. The loan is subject to initial repayment of EUR 500 thousand and thereafter regular semi-annual repayments of EUR 1,500 thousand, no prepayment penalties and variable interest based on the six-month Euribor plus 2.35 percent. In order to avoid any exposure to the risk from rising interest rates associated with variable interest obligations, also in June 2011 a portion of the variable interest payments was converted into fixed interest obligations by means of interest rate swaps over the term of the loan.

As of December 31, 2011, the outstanding balance on the loan was EUR 10,319 thousand, of which EUR 2,844 thousand were current and EUR 7,475 thousand were non-current.

12.3. Fair value

The following table shows both the carrying amounts and the fair values of all financial instruments recognized in the consolidated financial statements:

Fair value of financial instruments	December 31, 2011		December 31, 2010
	Carrying amount	Fair Value	Carrying amount	Fair Value
	EUR thousand	EUR thousand	EUR thousand	EUR thousand
Financial assets:
Non-current financial assets	0	0	3	3
Trade receivables	19,844	19,844	18,781	18,781
Other current assets	2,231	2,231	2,405	2,405
Cash and cash equivalents	15,960	15,960	13,954	13,954
Financial liabilities:
Non-current financial liabilities	12,271	12,271	2,458	2,458
Trade payables	34,272	34,272	25,121	25,121
Interest-bearing loans, current	3,061	3,061	3,937	3,937
Other current liabilities	6,487	6,487	7,939	7,939

The fair values of the financial assets and financial liabilities are recognized at the price at which the respective instrument could be exchanged between knowledgeable, willing parties in a current arm’s length transaction (excluding mandatory sale or liquidation).

The following methods and assumptions were used to determine the fair values:

•	The fair values of cash and cash equivalents, trade receivables, trade payables and other current liabilities are very close to their carrying amounts because the maturities of these instruments are very short.
•	The Group applies different yet relevant parameters to the measurement of non-current receivables and loans subject to fixed and variable interest rates. Allowances are recognized based on this measurement to account for any expected losses on these receivables. As of December 31, 2011, the carrying amounts of these receivables less allowances equal to their fair values.

ADVANCED INFLIGHT ALLIANCE AG

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

12. Other financial assets and financial liabilities  – (continued)

•	The fair values of unquoted instruments, bank loans and other financial liabilities as well as other non-current financial liabilities is estimated by discounting the future cash flows using current market interest rates for borrowings or similar instruments with comparable maturities.
•	The Group enters into derivative financial instruments with banks with an investment grade (IG) rating. The determination of the fair values of derivative financial instruments depends on the type of the financial instrument:
•	Derivative interest contracts: The fair values of derivative interest contracts (such as interest rate swaps) are determined by discounting the future expected cash flows using current market interest rates and interest yield curves over the remaining maturity of the instrument.
•	Foreign exchange futures: The fair values of foreign exchange futures are based on forward exchange rates.

Financial cost on loans payable

Financial cost of EUR 700 thousand (2010: EUR 946 thousand, 2009: EUR 1,044 thousand) was generated from loans payable in 2011and was comprised of the following:

Financial cost on loans payable	2011	2010	2009
	EUR thousand	EUR thousand	EUR thousand
Interest	-645	-804	-1,006
Fees	-55	-142	-38
	-700	-946	-1,044

12.4. Hedge accounting and derivatives

Cash flow hedges

AIA AG entered into an interest rate swap with HypoVereinsbank AG, Munich, on June 9, 2011, in connection with the loan for the acquisitions. The interest rate swap stipulates a fixed interest rate of 2.50% on EUR 5,500 thousand in lieu of variable interest payments in order to preclude any risk from rising short-term interest rates.

The terms of the interest rate swap were negotiated in accordance with the terms of the underlying loan. The fixed-interest payments are tailored to the structure of the underlying loan agreement such that the initially stipulated semi-annual variable interest payments were partially replaced by defined fixed interest payments. The hedge of the cash flows from expected future interest payments has been deemed to be highly effective. An unrealized loss of EUR 119 thousand (2010: EUR 131 thousand, 2009: EUR 210 thousand) was recognized in other comprehensive income in connection with the hedge as of December 31, 2011, including deferred income tax effects of EUR 39 thousand (2010: EUR 43 thousand, 2009: EUR 69 thousand).

Cash flow hedge item in equity	Assets 2011	Liabilities 2011	Assets 2010	Liabilities 2010	Assets 2009	Liabilities 2009
	EUR thousand	EUR thousand	EUR thousand	EUR thousand	EUR thousand	EUR thousand
Other comprehensive income	39	119	43	131	69	210

The amounts in other comprehensive income as of December 31, 2011, will be due in 2015 upon maturity and will then be recorded in the income statement.

The Group’s interest rate swaps as of December 31, 2011 and 2010 were designated as hedges of interest payments under the February 2008 loan agreement at the time they were entered into.

Due to the mandatory special loan payment made, which shortened the term of the loan, the interest rate swaps no longer satisfy the conditions for hedge accounting set out in IAS 39. As a result, the unrealized

ADVANCED INFLIGHT ALLIANCE AG

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

12. Other financial assets and financial liabilities  – (continued)

losses previously recognized in equity were reclassified as profit or loss. In accordance with the expected cash flows from the hedged item, this reclassification will be made over the remainder of the loan term.

Of the hedging instruments, unrealized losses of EUR 79 thousand in 2011 (2010: EUR 131 thousand, 2009: EUR 0 thousand) were thus reclassified from equity to profit or loss in the income statement, including deferred tax liabilities of EUR 26 thousand (2010: EUR 43 thousand). In addition, the fair value changes resulted in gains of EUR 81 thousand (2010: EUR 95 thousand, 2009: EUR 0 thousand) that were recognized in profit or loss.

The derivative measured at fair value through profit or loss from the date on which the hedge accounting ended.

The following overview reflects the independent performance of the item under equity and of the derivatives:

Cash flow hedge item in equity/derivatives	Assets 2011	Liabilities 2011	Assets 2010	Liabilities 2010
	EUR thousand	EUR thousand	EUR thousand	EUR thousand
Other comprehensive income	0	0	26	79
Fair value of the derivatives	0	34	0	115
Derivatives not designated as hedging instruments

The Group uses foreign exchange futures to hedge a portion of its transaction risks from its operating business. These derivatives do not qualify for hedge accounting. Contracts of this type were entered into during 2011 in connection with the two acquisitions, because they were made in foreign currencies (U.S. dollar and Swiss francs). A net loss of EUR 49 thousand resulted from these transactions which was recorded in the profit and loss.

U.S. dollar foreign exchange futures were used during the 2010 financial year. Total net losses from these contracts that were recognized in profit or loss in 2010 were EUR 85 thousand.

Fair value hierarchy

All financial instruments recognized at fair value are allocated to one of the three categories defined below:

Level 1 — Listed market prices

Level 2 — Valuation techniques (input parameters based on observable market data)

Level 3 — Valuation techniques (input parameters not based on observable market data)

As of December 31, 2011, the Group was holding the following financial instruments recognized at fair value:

Liabilities measured at fair value:

Financial liabilities at fair value	December 31, 2011	Level 1	Level 2	Level 3
	EUR thousand	EUR thousand	EUR thousand	EUR thousand
Interest rate swap – no hedge	34	0	34	0
Interest rate swap – hedge	119	0	119	0

There were no reclassifications between Level 1 and Level 2 in the period from January 1 until December 31, 2011, and no reclassifications from or into Level 3, nor were there any reclassifications between the individual levels of the fair value hierarchy. There were no changes in the financial assets which would have triggered a change in their respective classification.

ADVANCED INFLIGHT ALLIANCE AG

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

13. Impairment tests on goodwill and intangible assets with indefinite useful lives

13.1. Impairment of goodwill

Goodwill with indefinite useful lives acquired as part of business combinations was allocated to the following cash-generating units for the purpose of testing it for impairment:

Atlas Air
IFEL
AAEC-IFP Group
DTI Group
Fairdeal Group
EIM
EVE

The cash-generating units Atlas Air, IFEL, AAEC, IFP Group, Fairdeal, DTI Group, EIM and EVE are all included in the CSP segment. The cash-generating units EIM, EVE and Fairdeal Group are included in the Content segment.

The cash generating units were modified in 2011. Through 2010, three companies (AAEC, AAFS and IFEL) were combined in the cash generating unit labeled Atlas Air Group because they had very close business relationships with each other and thus were managed as the Atlas Air Group within the Group. This is also underscored by the fact that one Group executive also served as the managing director of all three companies. In addition, AAFS staff carried out all operating activities for IFEL pursuant to a service contract because the latter did not have its own staff. The Atlas Air Group was disbanded in 2011. AAEC was sold to IFP UK and merged with IFP USA, a wholly-owned subsidiary of IFP UK, effective January 1, 2012. Additionally, the employment contracts of those AAFS employees who worked primarily for IFEL were transferred to the latter for the purpose of managing IFEL as a separate entity. As of the reporting date, therefore, the Atlas Air Group did not exist anymore as a cash generating unit. The individual entities have taken its place as cash generating units. To allocate the carrying amount of the Atlas Air Group to the individual entities/new cash generating units, the value in use of each individual entity was determined using the discounted cash flow method. Then, the value in use of the individual entities was added up to determine the percentage share of each entity in the total value in use. As a result, the carrying amount of the Atlas Air Group was allocated in accordance with the percentages thus determined.

ADVANCED INFLIGHT ALLIANCE AG

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

13. Impairment tests on goodwill and intangible assets with indefinite useful lives  – (continued)

The carrying amounts of the goodwill allocated to the cash-generating units:

CGU 2011	Atlas Air	IFEL	AAEC	IFP Group	DTI Group	Fairdeal Group	EIM	EVE
	EUR thousand	EUR thousand	EUR thousand	EUR thousand	EUR thousand	EUR thousand	EUR thousand	EUR thousand
Carrying amount of goodwill	496	689	1,202	7,451	15,241	967	4,311	7,606
Impairment loss	—	—	—	—	—	—	—	—
Planning period	30 years	30 years	30 years	30 years	3 years	3 years	3 years	3 years
Discount rate	12.36	12.82	13.78	14.34	6.68	7.84	9.67	7.14

CGU 2010/2009	Atlas Air Group				IFP Group		DTI Group		Fairdeal Group
	2010		2009		2010	2009	2010	2009	2010	2009
	EUR thousand		EUR thousand		EUR thousand	EUR thousand	EUR thousand	EUR thousand	EUR thousand	EUR thousand
Carrying amount of goodwill	2,383		2,375		7,230	6,916	15,111	13,402	1,112	991
Impairment loss	—		—		—	—	—	—	—	—
Planning period	3 years		3 years		3 years	3 years	3 years	3 years	3 years	3 years
Discount rate	13.20	(1)	10.27	(1)
	12.78	(2)	11.35	(2)	8.63	9.62	8.49	8.22	9.75	10.22

(1)	Discount rate Atlas Group Germany, Duisburg
(2)	Discount rate Atlas Air Entertainment Concepts Inc., Glendale

The changes in the carrying amounts of goodwill shown above result exclusively from foreign currency effects.

Values in use of the cash-generating units

The recoverable amount of each individual cash-generating unit was determined by calculating its value in use based on the discounted cash flow method. Cash flow forecasts based on a three-year budgeting period authorized by management were applied. While the cash flow forecasts for the cash generating units of the Content segment are based on a horizon of three years and a perpetual annuity starting from the fourth year, the cash flow projections for the cash generating units of the CSP segment are based on a planning horizon of 30 years. The estimated average useful life of an inflight entertainment system was used as the underlying planning horizon. A discount rate before taxes pursuant to the foregoing table was used to compute the value in use. The weighted total capital cost rate that was utilized is based on a risk-free interest rate of 2.75 percent (base rate) as well as risk premiums of 5.5 percent for the equity (market risk premium). To determine the perpetual annuity, the discount rate was lowered by one percent for growth weighted by the equity ratio. A beta factor derived from the given peer group, as well as the capital structure of this peer group, were also taken into account. The interest rate on borrowing costs (after taxes) is 5.22 percent and was calculated based on a peer group average. The tax rate of 33 percent applicable to the Group was taken into account.

Key assumptions used in the determination of the values in use

The determination of the values in use is subject to estimation uncertainty regarding the following assumptions: gross profit margins, discount rates, currency developments and growth rates underlying the extrapolation of the cash flow forecasts above and beyond the three-year budgeting period.

Gross profit margins

The gross profit margins are determined based on historical values; they are forecast for the next three years taking into account macroeconomic developments and the specific forecasts for the aviation industry.

ADVANCED INFLIGHT ALLIANCE AG

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

13. Impairment tests on goodwill and intangible assets with indefinite useful lives  – (continued)

Discount rates

The discount rates reflect the current market assessments regarding the specific risks to be allocated to each cash-generating unit. The discount rate was estimated using the average weighted total capital cost rate.

Currency developments

Analyses by banks and publicly available sources are used to estimate the development of foreign exchange rates.

Estimates of the growth rates

Industry-specific market surveys, as well as our own analyses, are used to estimate the potential growth rates. Allowing for the current economic situation and major uncertainties regarding the development of the global economy in the medium term — in particular, the development of air traffic — a growth rate of one percent was assumed for the cash-generating units in the Content segment for the time after the end of the three-year planning period. This growth rate was taken into account in the calculation of the terminal value.

Sensitivity of the assumptions made

In the Company’s view, no changes are believed reasonably possible in any one of the basic assumptions underlying the determination of the value in use of the cash-generating units that could cause the carrying amounts of the cash-generating units to exceed their values in use.

Results of the impairment tests

The impairment test performed as of December 31, 2011, of the goodwill acquired did not result in any need to recognize impairment losses on the cash generating units in the CSP and Content segments.

Nor did different measurement scenarios (using changed discounting rates or changed growth rates) that were applied show any need to recognize impairment losses on the goodwill.

13.2. Impairment of the intangible assets with indefinite useful lives

The Group’s intangible assets include a portfolio of more than 750 film rights, among other things. Some of these film rights may be used in perpetuity.

The annual impairment test pursuant to IAS 36 of the film rights that may be used in perpetuity showed that they were not impaired as of December 31, 2011 (2010: no impairment, 2009: impairment loss of EUR 86 thousand). As of December 31, 2011, the Group thus recognized a residual carrying amount of EUR 8 thousand (2010: EUR 8 thousand, 2009: EUR 8 thousand) for film rights that may be used in perpetuity.

ADVANCED INFLIGHT ALLIANCE AG

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

14. Inventories

Inventories as of December 31, 2011, contain goods valued at EUR 800 thousand (2010: EUR 631 thousand), as well as EUR 953 thousand (2010: EUR 444 thousand) in prepayments on goods. The film rights for the airline sector that are acquired for a longer period of time than a defined customer’s “onboard cycle,” included in inventories. As of December 31, 2011 they were EUR 9,948 thousand (2010: EUR 219 thousand).

15. Trade receivables

Trade receivables	2011	2010
	EUR thousand	EUR thousand
Trade receivables	19,844	18,781

Please see note 23 regarding the terms of receivables from related parties.

Trade receivables do not bear interest and usually have a term of up to 90 days.

Trade receivables with a nominal value of EUR 1,642 thousand (2010: EUR 943 thousand) were impaired as of December 31, 2011. The movement of the allowance account is as follows:

	Impaired	Portfolio-based valuation allowances	Total
	EUR thousand	EUR thousand	EUR thousand
Balance on January 1, 2010	672	93	765
Additions through profit and loss	266	98	364
Reclassifications	102	-102	0
Foreign currency effects	31	4	35
Utilization	-203	-13	-216
Reversal	0	-5	-5
Balance on December 31, 2010	868	75	943
Balance on January 1, 2011	868	75	943
Business combination	5	0	5
Additions through profit and loss	809	0	809
Reclassifications	0	0	0
Foreign currency effects	68	2	70
Utilization	-107	0	-107
Reversal	-68	-10	-78
Balance on December 31, 2011	1,575	67	1,642

The aging structure of the trade receivables as of December 31, 2011 and 2010, is as follows:

	Total	Neither past due nor impaired	Past due but not impaired
			< 30 days	30 – 60 days	60 – 90 days	90 – 120 days	> 120 days
	EUR thousand	EUR thousand	EUR thousand	EUR thousand	EUR thousand	EUR thousand	EUR thousand
2011	19,844	10,516	5,728	2,355	552	298	395
2010	18,781	9,997	4,952	2,732	398	171	531

Trade receivables are written off if they are expected to be uncollectible. Individual write-downs or portfolio-based write-downs are made based on percentage-based valuation allowances depending on their aging.

ADVANCED INFLIGHT ALLIANCE AG

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

15. Trade receivables  – (continued)

A net gain of EUR 58 thousand was generated from trade receivables in 2011 (2010: net loss of EUR 427 thousand, 2009: net gain of EUR 132 thousand) as follows:

	2011	2010	2009
	EUR thousand	EUR thousand	EUR thousand
Currency gains/losses	867	-63	121
Valuation allowances	-809	-364	-73
Other	0	0	85
	58	-427	133

16. Cash and cash equivalents

Bank balances have variable interest rates for on-demand deposits. Current investments are made for different time periods ranging from one day to three months depending on the Group’s given cash flow needs. These current investments have market interest rates for short-term investments.

As of December 31, 2011, EUR 4,093 thousand (2010: EUR 1,721 thousand) in unused credit lines were available to the Group; all conditions applicable to drawdowns from them had already been fulfilled.

Restricted bank accounts represent bid guarantee deposited as per normal market practice to secure the contracts from customers.

Please see the statement of cash flows for disclosures on changes in cash and cash equivalents and the reasons for the changes. Cash and cash equivalents comprise the following:

Development of cash and cash equivalents	2011	2010
	EUR thousand	EUR thousand
Current Accounts	15,715	13,658
Restricted bank accounts	232	225
Cash-in-hand	13	15
Time deposits	0	56
	15,960	13,954

ADVANCED INFLIGHT ALLIANCE AG

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

16. Cash and cash equivalents  – (continued)

The cash and cash equivalents generated a net loss of EUR 113 thousand (2010: EUR 109 thousand, 2009: EUR 12 thousand) in 2011. This net loss consists of the following:

	2011	2010	2009
	EUR thousand	EUR thousand	EUR thousand
Currency gains/losses	4	-1	-1
Bank fees	-142	-133	-94
Interest	25	25	83
	-113	-109	-12

17. Statement of cash flows

The statement of cash flows shows the changes in the Group’s cash and cash equivalents from cash inflows and outflows during the financial year. IAS 7 (Statement of Cash Flows) requires distinguishing between cash flows from operating, investing and financing activities.

The amounts of cash that are analyzed in the statement of cash flows comprise all cash and cash equivalents reported in the statement of financial position — i.e. cash on hand, checks and bank balances — to the extent that these funds are freely available within three months. Changes in the Group’s cash and cash equivalents from foreign exchange rates were EUR -62 thousand (2010: EUR 1,124 thousand).

The cash flows from investing and financing activities are determined based on payments. In contrast, the cash flows from operating activities are derived from the consolidated net profit for the year using the indirect method. Under the indirect method, changes in items in the statement of financial position related to operating activities are adjusted for effects from both currency translation and changes in the basis of consolidation. Such changes in the relevant items of the statement of financial position thus cannot be reconciled to the corresponding figures based on the published consolidated financial statements.

18. Subscribed capital and reserves

18.1. Subscribed capital

The Company's subscribed capital as of December 31, 2011, was EUR 16,688,091 (2010: EUR 14,500,000, 2009: EUR 14,500,000). It is denominated in 16,688,091 (2010: 14,500,000, 2009: 14,500,000) no-par bearer shares. These shares have been fully issued and paid up. There are no preferences or restrictions attached to the shares.

The number of shares outstanding changed as follows during the reporting period.

The Management Board resolved on May 17, 2011, with the approval of the Supervisory Board, to increase the Company’s share capital from then EUR 14,500,000 by up to EUR 2,071,428 to a maximum of EUR 16,571,428 through the issuance of up to 2,071,428 new no-par bearer shares with a pro-rata interest of EUR 1.00 per share in the Company’s share capital (“New Shares”) in return for cash contributions. All of the New Shares were issued at an issue price of EUR 1.00 per share and participated in profits from the start of 2011. The capital increase was recorded in the appropriate German Commercial Register on June 8, 2011. The new shares were listed on June 10, 2011.

A total of 116,663 stock options were exercised in 2011. The shares underlying the stock options were issued by drawing on Contingent Capital 2007/I.

For the development of equity we refer to the separate statement of changes in equity.

ADVANCED INFLIGHT ALLIANCE AG

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

18. Subscribed capital and reserves  – (continued)

18.2. Reserves

Capital reserves

Capital reserves are recognized in accordance with requirements of the law, especially the German Stock Corporation Act. Capital reserves comprise the premium received from capital increases after deducting the costs for the capital increase. Changes resulting from capital decreases are also shown under capital reserves.

Capital reserves as of December 31, 2011, amounted to EUR 12,059 thousand (2010: EUR 8,871 thousand).

Retained earnings

Retained earnings totaling EUR 21,210 thousand in 2011 (2010: EUR 18,543 thousand) are comprised as follows:

Development of retained earnings
EUR thousand
Brought forward as of December 31, 2009	14,501
Dividend paid	-1,450
Net income for 2010	5,492
Balance as of December 31, 2010	18,543

EUR thousand
Brought forward as of December 31, 2010	18,543
Dividend paid	-1,740
Net income for 2011	4,407
Balance as of December 31, 2011	21,210

Other components of equity

The accumulated other comprehensive income as of December 31, 2011, was EUR 1,712 thousand (2010: EUR 3,936 thousand).

Reserves for cash flow hedges

Until the 2009 financial year, the effective portion of the gains or losses on hedging instruments used to hedge cash flows from the February 2008 loan were recognized under the provisions for cash flow hedges. Once the hedging relationship ends, this amount was reclassified to the income statement over the hedged item’s term to maturity (see note 12.4). The corresponding gains and losses from this new interest rate swap are recognized in this item since inception of the contract in June 2011. As of December 31, 2011, the remaining unrealized loss from interest rate swaps (cash flow hedge) of EUR 80 thousand (2010: EUR 53 thousand) reduced the other equity.

Reserve for currency translation differences

Reserve for currency translation differences serve to recognize differences from the translation of foreign subsidiaries’ financial statements. They also serve to recognize the effects from hedges of a previous net investment in a foreign operation. The reserves for currency translation differences were EUR 1,231 thousand (2010: EUR 508 thousand) as of December 31, 2011.

18.3. Authorized capital

Authorized Capital 2011

The Management Board was authorized by resolution of the Annual General Meeting on June 10, 2011, subject to the approval of the Supervisory Board, to increase the Company's share capital until June 9, 2016,

ADVANCED INFLIGHT ALLIANCE AG

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

18. Subscribed capital and reserves  – (continued)

in one go or more than once, by a total of up to EUR 7,250,000 by issuing up to 7,250,000 new no-par bearer shares in exchange for contributions in cash and/or in kind. The shareholders must be granted a subscription right. Such subscription right may also be granted to shareholders such that the new shares may be purchased by a bank or another company working in the field under Section 53 (1) sentence 1, Section 53b (1) sentence 1, or Section 53b (7) of the German Banking Act, with the proviso that the shares must be offered to the shareholders for subscription. The Management Board is authorized to exclude shareholders' subscription rights in full or in part with the consent of the Supervisory Board and to determine the rights accruing to the shares in the future and the conditions for issuing shares.

18.4. Contingent capital

18.4.1. Contingent Capital (2011) — Convertible bonds and/or bonds with warrants

By resolution of the Annual General Meeting on June 10, 2011, the Management Board was authorized to issue bearer convertible bonds and/or bonds with warrants with the approval of the Supervisory Board until June 9, 2016, in one go or more than once, for a total par value of up to EUR 20,000,000 (hereinafter jointly referred to as “Bonds”) and maturities of no more than 20 years and to grant to the holders of these Bonds conversion rights to or options on new Company shares with a pro rata interest of up to EUR 2,139,675 in its share capital, subject to the conditions of the convertible bonds or options. The Bonds may be issued at once or more than once, in total or in parts, as well as simultaneously in different tranches.

Creation of Contingent Capital 2011

The share capital will be contingently increased by up to EUR 2,139,675 by issuing up to 2,139,675 no-par bearer shares (Contingent Capital 2011). This contingent capital increase serves to grant shares issued in accordance with the foregoing Authorization to the holders of convertible bonds or bonds with warrants. The contingent capital increase shall be executed only insofar as the holders of convertible bonds and/or bonds with warrants that the Company issues until June 9, 2016, in accordance with the authorization of the Annual General Meeting on June 10, 2011, exercise their conversion right or option or conversion obligations under such bonds are fulfilled and provided no other types of fulfillment are used to service these bonds. The new shares shall participate in the Company's profit from the start of the financial year in which they are issued through the exercise of conversion rights and/or options or through the fulfillment of conversion obligations. The Management Board is authorized to fix all other details of the execution of the contingent capital increase with the approval of the Supervisory Board. The Supervisory Board is authorized to amend the wording of the Articles of Association to reflect the degree to which the contingent capital has been utilized.

Authorization to issue convertible bonds and/or bonds with warrants

The shareholders shall have the right to subscribe to the Bonds. The statutory subscription right may also be granted such that the Bonds are taken over by one or more credit institutions with the obligation to offer them to the shareholders for subscription. However, the Management Board is authorized, subject to the approval of the Supervisory Board, to exclude, in whole or in part, the right of the Company’s shareholders to subscribe to the Bonds entailing conversion rights to or options on the Company’s shares,

—	if the issue price for one Bond is not substantially less than the theoretical market value of the Bonds that is determined using standard mathematical methods. The total number of shares to be issued based on the Bonds under this Authorization pursuant to Section 186 (3) sentence 4 German Stock Corporation Act (in return for cash contributions subject to exclusion of shareholders’ subscription right), along with other shares issued or sold pursuant to or in accordance with the foregoing statutory provision while this Authorization is in effect, may not exceed 10% of the respective share capital, specifically, neither at the time the Authorization takes effect nor at the time it is exercised;

ADVANCED INFLIGHT ALLIANCE AG

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

18. Subscribed capital and reserves  – (continued)

—	in order to grant to the holders of conversion rights to and/or options on Company shares, for the purpose of offsetting dilution, subscription rights in the scope to which they would be entitled after exercising these rights; and
—	in order to exclude fractional shares that arise in consequence of the subscription ratio from shareholders’ subscription right.

If convertible bonds are issued, the holders of such convertible bonds shall be granted the right to convert them into shares of Advanced Inflight Alliance AG in accordance with the conditions of the convertible bonds. The pro-rata portion of the share capital represented by the shares to be issued in connection with the conversion may not exceed the par value of the convertibles. The conversion ratio is determined by dividing the par amount of a convertible bond by the previously fixed conversion price for Advanced Inflight Alliance AG shares. The conversion ratio may also be obtained by dividing the convertible bond’s issue price, which is less than the nominal amount, by the previously established conversion price for one share of the Company. The terms may also provide for a variable conversion ratio and that the conversion price shall be established within a range that is contingent on the development of the share price during the maturity of the convertibles or a specific period of time during their maturity. The conversion ratio may be rounded in any case. An additional cash payment to be made may also be established. For the rest, the terms and conditions may also provide for combining and/or offsetting fractional amounts in cash.

If bonds with warrants are issued, one or more warrants, which entitle the holder to subscribe to shares of Advanced Inflight Alliance AG in accordance with the option conditions to be fixed by the Management Board, shall be attached to each individual bond with warrant. The pro rata interest in the share capital of the shares to be subscribed per bond with warrant may not exceed the par value of the bonds with warrants.

The respective Bond conditions may also provide for a conversion obligation either at maturity or at an earlier point in time. Finally, the Bond conditions may permit the Company to pay to the holder of the conversion right or option the equivalent value in cash upon exercise of the conversion rights and/or options in lieu of issuing shares. Furthermore, the respective Bond conditions may stipulate that the Company may also grant treasury shares when a conversion right or option is exercised.

Even in case of a variable conversion ratio or price, the price to be paid for one share of Advanced Inflight Alliance AG based on a conversion right and/or option (subscription price) must correspond to either (a) at least 80% of the price of one share of Advanced Inflight Alliance AG in XETRA trading (or a functionally comparable successor system that has taken the place of the XETRA system) on the ten trading days immediately prior to the date of the Management Board’s resolution on the issuing of convertible bonds or bonds with warrants or (b) at least 80% of the closing auction price of the Company’s share in XETRA trading (or a functionally comparable successor system that has taken the place of the XETRA system) during those days (excepting the last two subscription right trading days) on which the subscription rights are traded on the Frankfurt Stock Exchange. This shall not affect Section 9 (1) and Section 199 (2) German Stock Corporation Act.

If the economic value of the existing conversion rights or options is diluted during the term of a Bond and if no compensation in the form of subscription rights is granted therefor, the given conversion rights or options shall be adjusted in ways preserving their value — irrespective of the lowest issue price pursuant to Section 9 (1) German Stock Corporation Act — unless such adjustment already is subject to mandatory German law. At any rate, the pro rata interest in the share capital of the bearer shares to be subscribed per Bond may not exceed the par value per Bond.

In lieu of adjusting the option or conversion price, the conditions governing the bonds with warrants and/or convertible bonds may also provide for payment in cash of the corresponding amount by the Company upon exercise of the option or conversion right or upon fulfillment of the option or conversion obligation. The

ADVANCED INFLIGHT ALLIANCE AG

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

18. Subscribed capital and reserves  – (continued)

conditions of the Bond may also provide for adjustments of the option and/or conversion rights and/or obligations in the event of a decrease in capital or other extraordinary measures or events.

The Management Board is authorized, subject to the approval of the Supervisory Board, to establish additional details in regards to the issuance of the convertible bonds and/or bonds with warrants and their terms and conditions — in particular, interest rates; issue price; maturity and denomination; conversion and/or exercise price; and conversion and/or exercise period.

18.4.2. Contingent Capital 2009/I — Stock Option Plan

The Annual General Meeting resolved on June 12, 2009, to authorize the Management Board, with the approval of the Supervisory Board, to establish an Employee Stock Option Plan 2009 that grants options on shares in Advanced Inflight Alliance AG to members of the Company's Management Board and to senior management of AIA AG's affiliates, in addition to creating (new) Contingent Capital 2009 I and executing the corresponding amendment of the Articles of Association, subject to the following requirements:

Issuance of Contingent Capital 2009/I

The Company's share capital shall be contingently increased by up to EUR 310,000 by issuing up to 310,000 new no-par bearer shares (“Contingent Capital 2009/I”). Contingent Capital 2009/I shall serve to issue stock options on shares issued by Advanced Inflight Alliance AG pursuant to the authorization of its Annual General Meeting on June 12, 2009, under the Stock Option Plan 2009 between the date on which Contingent Capital 2009/I is recorded in the Commercial Register and June 11, 2014. This contingent capital increase shall be executed only insofar as stock options are issued and the holders of these options exercise their right to subscribe to shares of the Company. Shares from Contingent Capital 2009/I shall be issued at the exercise price fixed in item b) number 5 of agenda item 8 of the Annual General Meeting on June 12, 2009. The new no-par shares issued by Advanced Inflight Alliance AG upon exercise of the stock options shall participate in profits from the start of the financial year in which they are issued.

Authorization to issue stock options on shares of Advanced Inflight Alliance AG

The Management Board was hereby authorized, with the approval of the Supervisory Board, to issue up to 310,000 stock options on shares of Advanced Inflight Alliance AG until June 11, 2014, having terms of up to five years, in one or several tranches, in accordance with the Stock Option Plan 2009 (hereinafter: “SOP 2009”) and subject to the additional requirements set forth below, with the proviso that each stock option grants the right to purchase one share in Advanced Inflight Alliance AG. Only members of the Management Board of Advanced Inflight Alliance AG, as well as senior management of Advanced Inflight Alliance AG's affiliates, shall be entitled to purchase these stock options. This authorization shall be limited to the Supervisory Board inasmuch as stock options are granted to members of the Management Board of Advanced Inflight Alliance AG. There shall be no subscription right on the part of the Company's shareholders.

18.4.3. Contingent Capital 2008/I — Stock Option Plan

The Annual General Meeting resolved on July 01, 2008, to authorize the Management Board, with the approval of the Supervisory Board, to establish an Employee Stock Option Plan 2008 that grants options on shares in Advanced Inflight Alliance AG to members of the Company's Management Board and to senior management of AIA AG's affiliates, in addition to creating (new) Contingent Capital 2008/I and executing the corresponding amendment of the Articles of Association, subject to the following requirements:

Creation of Contingent Capital 2008/I

The Company's share capital shall be contingently increased by up to EUR 340,000 by issuing up to 340,000 new no-par bearer shares (“Contingent Capital 2008/I”). Contingent Capital 2008/I shall serve to issue stock options on shares issued by Advanced Inflight Alliance AG pursuant to the authorization of its Annual General Meeting on July 01, 2008, under the Stock Option Plan 2008 between the date on which Contingent Capital

ADVANCED INFLIGHT ALLIANCE AG

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

18. Subscribed capital and reserves  – (continued)

2008/I is recorded in the Commercial Register and June 30, 2013. This contingent capital increase shall be executed only insofar as stock options are issued and the holders of these options exercise their right to subscribe to shares of the Company. Shares from Contingent Capital 2008/I shall be issued at the exercise price fixed in item b) number 5 of agenda item 6 of the Annual General Meeting on July 01, 2008. The new no-par shares issued by Advanced Inflight Alliance AG upon exercise of the stock options shall participate in profits from the start of the financial year in which they are issued.

Authorization to issue stock options on shares of Advanced Inflight Alliance AG

The Management Board was authorized, with the approval of the Supervisory Board, to issue up to 340,000 stock options on shares of Advanced Inflight Alliance AG until June 30, 2013, having terms of up to seven years, in one or several tranches, in accordance with the Stock Option Plan 2008 (hereinafter “SOP 2008” and subject to the additional requirements set forth below, with the proviso that each stock option grants the right to purchase one share in Advanced Inflight Alliance AG. Only members of the Management Board of Advanced Inflight Alliance AG, as well as senior management of Advanced Inflight Alliance AG's affiliates, shall be entitled to purchase these stock options. This authorization shall be limited to the Supervisory Board inasmuch as stock options are granted to members of the Management Board of Advanced Inflight Alliance AG. There shall be no subscription right on the part of the Company's shareholders.

18.4.4. Contingent Capital 2007/I — Stock Option Plan

Based on a resolution of the Annual General Meeting on July 02, 2007 — and of the Annual General Meeting on July 01, 2008 regarding a change of the performance targets (item 6) — the Management Board was authorized, with the approval of the Supervisory Board, to establish a Stock Option Plan 2007 that grants options on shares in Advanced Inflight Alliance AG to members of the Company's Management Board and to senior management of AIA AG's affiliates, in addition to creating (new) Contingent Capital I and executing the corresponding amendment of the Articles of Association, subject to the following requirements:

Issuance of Contingent Capital I

The Company's share capital shall be contingently increased by up to EUR 800,000 by issuing up to 800,000 new no-par bearer shares (“Contingent Capital I”). Contingent Capital II shall serve to issue stock options on shares issued by Advanced Inflight Alliance AG pursuant to the authorization of its Annual General Meeting on July 02, 2007, under the Stock Option Plan 2007 between the date on which Contingent Capital I is recorded in the Commercial Register and July 01, 2012. This contingent capital increase shall be executed only insofar as stock options are issued, the holders of these options exercise their right to subscribe to shares of the Company, and the Company does not grant treasury shares in fulfillment of these options. Shares from Contingent Capital I shall be issued at the exercise price fixed in item b) number 5 of agenda item 7 of the Annual General Meeting on July 02, 2007. The new no-par shares issued by Advanced Inflight Alliance AG upon exercise of the stock options shall participate in profits from the start of the financial year in which they are issued.

Authorization to issue stock options on shares of Advanced Inflight Alliance AG:

The Management Board was authorized, with the approval of the Supervisory Board, to issue up to 800,000 stock options on shares of Advanced Inflight Alliance AG until July 01, 2012, having terms of up to seven years, in one or several tranches, in accordance with the Stock Option Plan 2007 (hereinafter “SOP 2007” and subject to the additional requirements set forth below, with the proviso that each stock option grants the right to purchase one share in Advanced Inflight Alliance AG. Only members of the Management Board of Advanced Inflight Alliance AG, as well as senior management of Advanced Inflight Alliance AG's affiliates, shall be entitled to purchase these stock options. This authorization shall be limited to the Supervisory Board inasmuch as stock options are granted to members of the Management Board of Advanced Inflight Alliance AG. The stock options may also be purchased by a bank, subject to the obligation to transfer them, pursuant

ADVANCED INFLIGHT ALLIANCE AG

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

18. Subscribed capital and reserves  – (continued)

to the instructions of Advanced Inflight Alliance AG and in accordance with the provisions of item 2 below, to those optionees who alone are entitled to exercise them. There shall be no subscription right on the part of the Company's shareholders.

A total of 116,663 stock options were exercised in 2011. The shares underlying the stock options were issued by drawing on Contingent Capital 2007/I. Following this drawdown, Contingent Capital 2007/I was EUR 683,337 as of December 31, 2011.

18.5. Treasury shares

Authorization to purchase own shares

The Company and its Management Board were authorized by resolution of the Annual General Meeting on June 7, 2010, to purchase own shares in accordance with the following provisions:

a)	In accordance with Section 71 (1) no. 8 German Stock Corporation Act, the Company is authorized to repurchase — until June 6, 2015 — own shares representing up to a total of ten percent of the Company's share capital. This authorization may be exercised, in whole or in part, in one go or more than once, and in connection with one or several purposes. This authorization may not be used by the Company for the purpose of trading treasury shares.
b)	Such purchases of own shares may be made on the stock exchange or by means of a public purchase offer to all of the Company's shareholders, subject to the principle of equal treatment under Section 53a German Stock Corporation Act.
(1)	If the shares are purchased on the stock exchange, the price per share paid by the Company (excluding ancillary purchase costs) may not be more than ten percent above or below the share's price on the stock exchange as determined in the opening auction of the trading day in XETRA trading on the Frankfurt Stock Exchange (or any successor system that has taken its place.
(2)	If the shares are purchased by way of a public offer to all of the Company's shareholders, the share price offered or the upper and lower end of the offer spread per share (excluding ancillary purchase costs) may not be more than ten percent above or below the mean closing price of the share in XETRA trading on the Frankfurt Stock Exchange (or any successor system that has taken its place) on the ten trading days prior to publication of the offer. If the shares are oversubscribed, acceptance shall be based on quotas. In this case, provisions may be made for preferred acceptance of small lots of up to 100 shares per shareholder. The provisions of the German Securities Acquisition and Takeover Act must be complied with, inasmuch as and to the extent that they apply.
c)	The Management Board is authorized to resell the Company’s treasury shares that are purchased under the foregoing authorization by offering them to the shareholders or on the stock exchange, subject to compliance with the principle of equal treatment under Section 53a German Stock Corporation Act.
d)	The Management Board is authorized, with the approval of the Supervisory Board, to use own shares that are purchased under the foregoing authorization for the purpose of
(1)	offering them to third parties as consideration in connection with business combinations; the acquisition of companies, equity interests in companies or business units; as well as the acquisition of receivables against the Company;
(2)	selling them to third parties in return for contributions in cash. The price at which the Company’s treasury shares are sold to third parties may not be substantially lower than the stock market price of the shares on the date of sale. The exclusion of shareholders’ subscription

ADVANCED INFLIGHT ALLIANCE AG

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

18. Subscribed capital and reserves  – (continued)

right under other authorizations pursuant to Section 186 (3) sentence 4 German Stock Corporation Act shall be taken into account when using the present authorization;
(3)	retiring them such that neither the retirement nor its implementation require another resolution of the Annual General Meeting. The retirement may be limited to a portion of the treasury shares purchased. This retirement authorization may be utilized repeatedly. The retirement will reduce the share capital. In a deviation herefrom, the Management Board may determine, subject to the approval of the Supervisory Board, that such retirement of treasury shares shall not affect the share capital but instead shall raise the interest of all other shares in the share capital in accordance with Section 8 (3) German Stock Corporation Act. The Management Board is authorized in such cases to adjust the number of shares set forth in the Articles of Association.
e)	The foregoing authorizations may be utilized once or repeatedly, individually or in conjunction with each other, and in regards to all or portions of the own shares purchased. Shareholders' subscription right to such own shares purchased shall be excluded insofar as these shares are used in accordance with the authorization set forth above in items d) (1) and (2). The Management Board will inform the Annual General Meeting in each case of the reasons for and the purpose of the purchase of own shares, the number of shares purchased and their proportion of the share capital as well as the amount paid for the shares.
f)	The existing authorization that the Annual General Meeting granted to the Company on June 12, 2009, until December 11, 2010, to purchase or use own shares is voided from the date on which the new authorization takes effect, to the extent that it has not yet been utilized.

19. Dividends paid and proposed

AIA AG paid a dividend for the 2010 financial year in 2011 and for the 2009 financial year in 2010. The dividend of EUR 0.12 per share (2010: EUR 0.10 per share) for an absolute distribution of EUR 1,740 thousand (2010: EUR 1,450 thousand) was resolved and paid during the financial year.

The Management Board has proposed to the Supervisory Board and the Annual General Meeting, and approved by both the bodies, to pay a dividend of EUR 0.12 for the 2011 (EUR 0.10 for the 2010) financial year. Based on the number of shares outstanding i.e. 16,688,091 shares (2010: 14,500,000 shares), this corresponded to a total dividend payment of EUR 2,003 thousand (2010: EUR 1,450 thousand) (the dividend was not recognized as a liability as of December 31, 2011). Dividend for 2011 has been paid in 2012.

20. Share-based payment

A total of EUR 43 in income from stock options (2010: expense of EUR 77 thousand, 2009: EUR 117 thousand) was recognized during the year because a number of option holders resigned from the Group and thus their options lapsed. Share based expenses/income recognized for services received during the financial year solely comprise of expenses/income from equity-settled share-based payment transactions.

The share-based payment arrangements are disclosed below.

Stock option plan for executives

On May 15, 2008, 400,000 stock options were granted to Management Board members and the managing directors of subsidiaries as well as its present or future associates, pursuant to the Stock Option Plan 2007. The options' exercise price of EUR 2.03 corresponded to the average of the opening and closing prices of the shares of Advanced Inflight Alliance AG in XETRA trading on the last five trading days before the relevant stock option was issued.

ADVANCED INFLIGHT ALLIANCE AG

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

20. Share-based payment  – (continued)

The stock options may be exercised only if the average of the opening and closing prices of the shares of AIA AG in XETRA trading (or a successor system that has taken its place) on the last five trading days prior to the start of the given exercise period have risen by at least 20 percent over the exercise price for the first third (option terms and conditions, item 5.1 sentence 2) of the options granted in a tranche, by at least 30 percent over the exercise price for the second third (option terms and conditions, item 5.1 sentence 3) of the options granted in a tranche, and by at least 40 percent over the exercise price for the final third (option terms and conditions, item 5.1 sentence 4) of the options granted in a tranche.

On May 8, 2009, a further 400,000 stock options were granted to the members of the Management Board and to managing directors of subsidiaries under this stock option plan. The options' exercise price of EUR 2.32 corresponded to the average of the opening and closing prices of the shares of Advanced Inflight Alliance AG in XETRA trading on the last five trading days before the relevant stock option was issued. All other terms and conditions of the option plan remained unchanged.

The resignation of Management Board members in the previous year caused 200,000 stock options granted to them to lapse. The total equivalent value for these stock options of EUR 74 thousand reported under staff costs until the stock options lapsed was adjusted through profit or loss as of December 31, 2010.

A total of 116,663 stock options were exercised in 2011. A total of 111,668 stock options lapsed due to the resignation of the stock option holders. Hence a total of 371,669 stock options (2010: 600,000) were outstanding as of December 31, 2011. Total of 214,996 stock options were vested as of December 31, 2011. The remaining 156,668 stock options are still within the contractual vesting period and can therefore not yet be exercised. No stock options outstanding were exercisable as of December 31, 2010 because they were still subject to the stipulated vesting period.

The stock options granted under Stock Option Plan 2007 may be exercised only if the average of the opening and closing prices of the shares of Advanced Inflight Alliance AG in XETRA trading (or a successor system that has taken its place) on the last five trading days prior to the start of the given exercise period have risen by at least 20% p.a. over the exercise price for the first third (option terms and conditions, item 5.1 sentence 2) of the options granted in a tranche, by at least 30% p.a. over the exercise price for the second third (option terms and conditions, item 5.1 sentence 3) of the options granted in a tranche, and by at least 40% p.a. over the exercise price for the final third (option terms and conditions, item 5.1 sentence 4) of the options granted in a tranche.

The fair value of the stock options was estimated at the time they were granted using a binomial model and taking the conditions at which the options were granted into account.

The term of the options granted is governed by item 5.4 of the option terms and conditions. The term of a stock option shall begin on the date it is granted and end upon expiration of five years for the first third of the options granted in a tranche, upon expiration of six years for the second third of the options granted in a tranche, and upon expiration of seven years for the final third of the options granted in a tranche. There shall be no cash settlements. The Group has not executed any share-based payments entailing cash settlements in the past.

ADVANCED INFLIGHT ALLIANCE AG

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

20. Share-based payment  – (continued)

The following table contains the assumptions underlying the measurement of the plan for the 2011 and 2010 financial years:

Valuation parameters for equity options	Tranche 2009	Tranche 2008
Dividend yield	3.22%	0.00%
Expected volatility	60%	64%
Risk-free rate of interst	1.230%	4.021%
Anticipated period of the option (years)	5.00	5.00
Weighted average share price (EUR)	2.370	2.030
Weighted average contract duration (years)	3.16	2.38
Applied model
Allocation of the share price	Monte Carlo	Monte Carlo
Determination of the option value	Binominal	Binominal

The anticipated maturity of the stock options is based on historical data and does not necessarily correspond to the option holders' actual exercise behavior. The expected volatility is based on the assumption that future trends may be derived from the historical volatility over a period similar to that of the stock options; however, the actual volatility may deviate from the assumptions made.

The present stock option plan is an equity-settled plan such that the fair value is determined at the grant date.

ADVANCED INFLIGHT ALLIANCE AG

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

21. Provisions

Provisions as of December 31, 2011 were EUR 446 thousand (2010: EUR 348 thousand). They changed as follows:

	Provisions
	Contingent losses	Dismantling obligations	Capital market requirements	Restructuring	Others provisions	Total
	EUR thousand	EUR thousand	EUR thousand	EUR thousand	EUR thousand	EUR thousand
Balance January 1, 2011	29	159	110	0	50	348
Addition	0	13	155	41	66	275
Utilization	0	0	-110	0	-50	-160
Reversal	-29	0	0	0	0	-29
Foreign currency effect	0	6	0	2	4	12
Balance December 31, 2011	0	178	155	43	70	446
Of which in 2011
Current	0	0	155	43	70	268
Non-current	0	178	0	0	0	178
	0	178	155	43	70	446
Balance January 1, 2010	25	139	110	0	100	374
Addition	29	14	110	0	49	202
Utilization	-25	0	-100	0	0	-125
Reversal	0	0	-10	0	-100	-110
Foreign currency effect	0	6	0	0	1	7
Balance December 31, 2010	29	159	110	0	50	348
Of which in 2010
Current	0	0	110	0	50	160
Non-current	29	159	0	0	0	188
	29	159	110	0	50	348

Capital market requirements

The provisions include the costs of the annual report and the Annual General Meeting and are based on costs incurred in the past.

Contingent losses

This concerned a provision for unoccupied rental property in 2010. Subletting the space enabled the Group to reverse the provision. The 2011 balance primarily includes a provision for managing directors’ salaries.

Dismantling obligation

One Group company is obligated to dismantle leasehold improvements at the end of the lease's term (March 2016). The amount is based on the estimate of the costs involved.

ADVANCED INFLIGHT ALLIANCE AG

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

21. Provisions  – (continued)

Restructuring

As of December 31, 2011, this includes costs to be incurred in connection with the restructuring measures executed in 2011.

Other provisions

As of December 31, 2010, this item mainly comprised of provisions for litigation costs. The amount for 2011 is composed of several smaller items.

22. Trade payables and other liabilities (current)

Trade payables and other liabilities	2011	2010
	EUR thousand	EUR thousand
Trade payables	34,272	25,121
Other liabilities	6,487	7,939
	40,759	33,060

Terms of the current liabilities enumerated above:

•	Trade payables are not discounted to present value and usually have a term of up to 90 days.
•	Other liabilities are not discounted to present value and have terms of six months on average. Interest is generally paid on a quarterly basis.
•	Please see note 23 regarding the terms of liabilities to related parties.

Net gain from trade payables

A net gain of EUR 61 thousand (2010: net loss of EUR 218 thousand, 2009: EUR 70 thousand) was generated from trade payables in 2011. This net gain/loss is comprised of as follows:

	2011	2010	2009
	EUR thousand	EUR thousand	EUR thousand
Earnings for the derecognition	91	18	0
Exchange rate losses	-30	-236	-70
	61	-218	-70

Other liabilities

The other liabilities are due within one year. They comprise of the following items:

Other current liabilities	2011	2010
	EUR thousand	EUR thousand
Holiday pays and other personnel costs	3,158	2,547
Earn-out liabilities	855	0
Wages tax	646	324
Advance payments	608	3,599
Financial statment costs	380	486
Liabilities from the payroll and wages division	252	17
Liabilities from social securities	210	173
Value-added tax	131	153
Others	247	640
	6,487	7,939

ADVANCED INFLIGHT ALLIANCE AG

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

22. Trade payables and other liabilities (current)  – (continued)

Interest-bearing loans

The AIA Group had the following interest-bearing loans as of December 31, 2011 and 2010:

	2011	2010
	EUR thousand	EUR thousand
Interest-bearing loans	3,061	3,227
Current account loans	0	710
	3,061	3,937

The interest-bearing loans are due within one year.

In the previous year, IFP and DTI made the draw-downs from credit lines (For further details, please see note 12.2). The funds were used to finance property, plant and equipment for the purpose of offering technical services.

23. Related party disclosures

The following related party transactions were entered into in the reporting periods (Unless otherwise stated below, amounts payable to and receivable from related parties were immaterial):

During the reporting period, the Group company Inflight Productions Inc., Los Angeles, USA, occasionally rented an apartment from the company 13029 Mindanao #5 Inc., Los Angeles, USA, (“13029 Mindanao”) to accommodate employees and customers, for which it paid rent equivalent to EUR 7 thousand (2010: EUR 23 thousand). The owners of 13029 Mindanao are current and former managing directors of Inflight Productions Limited, London, United Kingdom. As of December 31, 2011, there were unpaid rent liabilities to 13029 Mindanao #5 Inc. equivalent to EUR 1 thousand (2010: EUR 1 thousand).

The Group company, Inflight Productions Ltd, London, UK, received consulting services from Inflight Management Development Centre (IMDC) Limited, Watersmead, UK, during the reporting period. The shareholder/managing director of this entity also serves as the interim manager of Inflight Productions Ltd, London, UK. The equivalent of EUR 125 thousand were paid in consulting fees for the aforementioned services. As of December 31, 2011, there were no liabilities outstanding.

The Group company AIA AG received consulting services from Inflight Management Development Centre (IMDC) Limited, Watersmead, UK, during the reporting period. The shareholder/managing director of this entity also serves as the interim manager of Inflight Productions Ltd, London, UK. The equivalent of EUR 3 thousand were paid in consulting fees for the aforementioned services. As of December 31, 2011, there was EUR 3 thousand in liabilities outstanding.

In the first six months of the year, the Group company Fairdeal Multimedia rented office space belonging to the Company's managing director, for which it paid rent equivalent to EUR 23 thousand (2010: EUR 25 thousand,).

In the first six months of the year, the Group company Fairdeal Studios rented office space belonging to the company's managing director, for which it paid rent equivalent to EUR 14 thousand (2010: EUR 11 thousand).

AIA AG entered into an agreement with Auctus Capital Partners AG, Munich, on the provision of consulting services related to potential acquisitions. Auctus Capital Partners shall be paid a success fee of 1% of any transaction value. Auctus Capital Partners is related to Auctus sechsundzwanzigste Beteiligungs GmbH, which as of August 10, 2011, was the Company’s single largest shareholder. Auctus Capital Partners was entitled to the stipulated success fee during the reporting period amounting to EUR 102 thousand.

ADVANCED INFLIGHT ALLIANCE AG

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

23. Related party disclosures  – (continued)

In the first six months of the year, the Group company Entertainment in Motion rented office space belonging to a company in which the company's managing directors have a stake. Rent equivalent to EUR 86 thousand was paid for this office space in 2011 (2010: 0 thousand, 2009: 0 thousand). There were no unpaid lease liabilities as of December 31, 2011 (2010: 0 thousand). EIM also made a loan to the managing director. As of December 31, 2011, the outstanding balance on the loan was EUR 17 thousand (2010: 0 thousand).

Compensation of the Group’s key management personnel

24. Contingent liabilities and other financial obligations

The following other financial obligations existed as of December 31, 2011:

Other obligations	Due within 1 year	Due within 1 to 5 years	Due after more than 5 years
	EUR thousand	EUR thousand	EUR thousand
Medium-term purchase contracts	9,635	12,259	193
Rent agreements	2,062	4,839	0
Lease agreements	102	131	0
	11,799	17,229	193

The lease agreements concern the lease of office equipment and vehicles. These leases constitute operating leases because the economic risk relating to these was not transferred to the Group, with the result that the relevant items are not recognized as assets and liabilities of the Group but rather as current lease expenses.

There are also medium-term purchasing contracts in place with film studios and other licensors, from which payment obligations of approximately EUR 21,604 thousand (2010: EUR 33,385 thousand) result within the next years.

Contingent liabilities

As long as outflow of resources embodying economic benefit is likely, a provision is recognized in financial statements to cover the risk faced by the entity. In case the outflow is possible, but not likely, as described by IAS 37.86, the financial implications thereof are explained in the financial statements as contingent liabilities.

At the moment, a claim has been made against payments received by the Group in 2008. The Group estimates that the likelihood of claims being upheld is less than 50% therefore no provision is recognized. The Group does not provide any more disclosure regarding this situation, as allowed by the IAS 37.92, as it concludes that it can affect the proceedings.

25. Objectives and methods of financial risk management

Financial risk management aims to enable the AIA Group to detect all substantial risks to which it might be exposed early on so that it can initiate suitable countermeasures.

The potential risks incurred by the AIA Group in connection with financial instruments include currency risks resulting from activities in different currency regions, default risks involving non-fulfillment of contractual obligations by contracting partners, interest rate risks, where fluctuations in the market interest rate lead to a change in the fair value of a financial instrument, interest-related cash flow risks, which lead to a change in the future cash flow of a financial instrument because of changes in market interest rates, and liquidity risks.

With the exception of derivative financial instruments, the main financial liabilities of the AIA Group comprise interest-bearing loans, trade payables and other liabilities. These financial liabilities are used primarily to fund the AIA Group’s operating business. The AIA Group has trade and other receivables, as well as cash and current investments that arise directly from its operating business. It also enters into derivative financial transactions. The Group is exposed to market, interest rate, credit and liquidity risks. Derivative financial

ADVANCED INFLIGHT ALLIANCE AG

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

25. Objectives and methods of financial risk management  – (continued)

instruments are used solely to minimize the AIA Group’s risks. Any such transactions on the part of subsidiaries of Advanced Inflight Alliance AG must first be coordinated with and approved by the finance department of Advanced Inflight Alliance AG in accordance with group-wide guidelines on transactions requiring approval.

25.1. Market risk

Market risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market prices. It comprises three types of risk — Foreign currency risks, interest rate risks as well as other price risks such as share price risks. Financial instruments exposed to market risk comprise of interest-bearing loans, deposits, available-for-sale financial assets and derivative financial instruments, among other things.

Each of the sensitivity analyses discussed in the following sections concerns the status as of December 31, 2011 and December 31, 2010.

The sensitivity analyses were prepared based on both the existing hedges as of December 31, 2011, and the assumption that net liabilities, the ratio of fixed to variable interest rates on liabilities and derivatives as well as the share of financial instruments in foreign currencies remain constant. Effects of changes in market variables on the carrying amounts of the provisions, as well as the non-financial assets and liabilities of foreign operations, are not considered in the analyses.

The sensitivity analyses were made on the basis of the following assumptions:

•	The sensitivity of the statement of financial position concerns derivatives, assets and debt instruments.
•	The sensitivity of the given item in the income statement reflects the effect of the assumed changes in the respective market risks. Based on the financial assets and financial liabilities (including the effect of the hedges) held as of December 31, 2011, and December 31, 2010.
•	The sensitivity of the equity is calculated by re-measuring the fixed-income financial assets held for sale (including the effect of any related hedges) and swaps designated as cash flow hedges, as of December 31, 2011, allowing for assumed changes in interest rates. Sensitivity of the equity is determined in the light of the remaining maturity of the asset or the swaps. Sensitivity of equity is based on the assumption of parallel shifts in the yield curve, while the analysis in light of remaining maturities shows sensitivity of non-parallel changes.

25.2. Interest rate risks

Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. The risk of fluctuations in market interest rates to which the AIA Group is exposed stems largely from the non-current loan subject to variable interest rates.

The AIA Group has entered into interest rate swaps to minimize its interest rate risk. Regarding that, the AIA Group swaps the difference between amounts subject to fixed interest rates and variable interest rates with its counterparty at fixed intervals; the difference is determined by reference to a nominal amount stipulated ahead of time. These interest rate swaps serve to hedge the underlying obligation. As of December 31, 2011, allowing for interest rate swaps, about 59 percent (2010: about 95 percent) of the AIA Group’s borrowings were at fixed interest rates.

Calculation of interest rate sensitivity

As of the reporting date, the AIA Group was exposed to interest rate risks because EUR 5,250 thousand (2010: EUR 4 thousand) in interest-bearing loans are subject to variable interest rates. The following table shows the sensitivity of consolidated earnings before taxes (because of the changes in the fair values of the

ADVANCED INFLIGHT ALLIANCE AG

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

25. Objectives and methods of financial risk management  – (continued)

interest-bearing loans) relative to a change in the six-month Euribor by 100 basis points, all other variables remaining constant. The effect on equity corresponds to the effect on the earnings before taxes.

	Changes in the six-month Euribor	Effects on the earnings before tax
	TEUR
2011	+1%	53
	-1%	-53
2010	+1%	0
	-1%	0

25.3. Foreign Currency Risk

Foreign currency risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in foreign exchange rates. The AIA Group is always exposed to foreign currency risks, especially on account of both its operating activities — if sales revenue and/or expenses are in a currency other than the functional currency of the AIA Group — and net investments in foreign subsidiaries.

Most of the Group’s operating business is settled in U.S. dollars, with the balance being settled in Euro, Canadian dollars or British pounds. Most other expenses are also incurred in U.S. dollars, as well as in Euro, Canadian dollars and British pounds. In sum, there is a slight U.S. dollar surplus for structural reasons, which converted into Euro, Canadian dollars and British pounds over the course of the year. The resulting deferred currency risk is hedged, whenever possible and appropriate, using derivative hedging instruments.

Calculation of the sensitivity of changes in foreign exchange rates

The following table shows the sensitivity of consolidated earnings before taxes (because of the changes in the fair values of the financial assets and liabilities) relative to a change in the U.S. dollar and British pound exchange rates deemed possible based on reasonable assumptions, all other variables remaining constant.

	Exchange rate development in U.S.D	Effects on earings before tax
	EUR thousand
2011	+10%	-63
	-10%	63
2010	+10%	32
	-10%	-32

	Exchange rate development in GBP	Effects on earings before tax
	EUR thousand
2011	+10%	-689
	-10%	689
2010	+10%	-11
	-10%	11

The change in earnings stems from a change in the fair value of financial assets and financial liabilities denominated in U.S. dollars or British pounds, to the extent that the U.S. dollar or the British pound is not the Company’s functional currency.

This has no effect on equity because no borrowings in foreign currencies were granted to hedge net investments in foreign subsidiaries.

ADVANCED INFLIGHT ALLIANCE AG

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

25. Objectives and methods of financial risk management  – (continued)

In contrast, foreign currency risks that do not affect the AIA Group’s cash flows or income statement —  i.e. risks arising from translation of foreign subsidiaries’ assets and liabilities into the Group currency at consolidation — are not hedged.

The AIA Group’s risk from changes in the foreign exchange rates of all other currencies is negligible.

25.4. Credit risk and default risk

Credit risk is the risk that a business partner does not fulfill its obligations under a financial instrument or a basic customer agreement, resulting in a loss. Given the nature of its operating business, the AIA Group is exposed to default risks, risks from financing activities (including risks from deposits with banks and financial institutions) as well as risks from foreign exchange transactions and other financial instruments.

The Group is exposed to default risks only in connection with trade receivables. Sufficient allowances have been recognized to make provisions for the estimated default risk. Receivables are not insured, given the generally good credit ratings of the Group's customers. The maximum default risk is always equivalent to the nominal amount of the receivables less loss allowances. Allowances on assets related to trade receivables amounting to EUR 809 thousand (2010: EUR 364 thousand) had to be recognized in the reporting year. However, the trade receivables do not contain substantial concentrations of individual customers. The other financial liabilities are not exposed to any default risks.

25.5. Liquidity risk

The AIA Group is faced with liquidity risks if its existing liquidity or corresponding credit lines do not cover its payment obligations. The AIA Group aims to maintain a balance between covering its funding needs on an ongoing basis and ensuring its flexibility by recourse to bank overdraft credit lines and bank loans. It continuously monitors the risk of a potential liquidity bottleneck using an internal liquidity overview.

The financial liabilities of the AIA Group have the following maturities, as shown below. These disclosures are made based on the payments reported in the statement of financial position.

Financial year ended on December 31, 2011	daily	up to 3 months	3 to 12 months	1 to 5 years	more than 5 years	Total
	EUR thousand	EUR thousand	EUR thousand	EUR thousand	EUR thousand	EUR thousand
Interest-bearing loan	82	0	2,979	9,616	0	12,677
Trade payables and other liabilities	0	34,272	0	0	0	34,272
Earn-out payments	0	0	855	1,783		2,638
Financial derivatives	0	0	0	153	0	153
	82	34,272	3,834	11,552	0	49,740

ADVANCED INFLIGHT ALLIANCE AG

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

25. Objectives and methods of financial risk management  – (continued)

Financial year ended on December 31, 2010	daily	up to 3 months	3 to 12 months	1 to 5 years	more than 5 years	Total
	EUR thousand	EUR thousand	EUR thousand	EUR thousand	EUR thousand	EUR thousand
Interest-bearing loan	710	0	3,231	2,311	0	6,252
Trade payables and other liabilities	0	25,121	7,939	0	0	33,060
Financial derivatives	0	0	0	115	0	115
	710	25,121	11,170	2,426	0	39,427

25.6. Capital management disclosures

Equity consists of the subscribed capital and provisions. The AIA Group’s capital management aims, first and foremost, to maintain a high credit rating and a good equity ratio to support its operating business and maximize shareholder value.

The Group manages its capital structure and makes adjustments, allowing for changes in economic conditions. To maintain or adjust its capital structure, the AIA Group may adjust dividend payments to its shareholders, repurchase and retire treasury shares, make repayments of capital to its shareholders or issue new shares.

There were no changes in the objectives, guidelines and procedures as of December 31, 2011, and December 31, 2010. The AIA Group monitors its capital using, among other things, its gearing ratio (which corresponds to the ratio of net financial liabilities to the sum of equity and net financial liabilities) and its equity ratio (which indicates the ratio of equity to total assets). The equity ratio as of December 31, 2011, was 43.7 percent (2010: 47 percent).

The loan agreement with UniCredit Bank AG, Munich, contains two covenants; the AIA Group monitors compliance with them on an annual basis. For one, the free cash flow is considered relative to interest expense and regular loan payments. For another, adjusted EBIT (earnings before interest and taxes) are compared to gross revenue for the period.

Both of these key performance indicators are monitored as part of the monthly reporting. The Company was in compliance with the covenants in 2011 and 2010.

26. Reconciliation of IFRS to U.S. GAAP

The consolidated financial statements of the AIA Group have been prepared in accordance with IFRS, which vary in certain respects from accounting principles generally accepted in the United States of America (U.S. GAAP).

The application of U.S. GAAP would have affected net income and earnings per share for each of the years ended December 31, 2011, 2010 and 2009 and shareholders' equity as of December 31, 2011 and 2010 to the extent described below.

ADVANCED INFLIGHT ALLIANCE AG

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

26. Reconciliation of IFRS to U.S. GAAP  – (continued)

Reconciliation of net income from IFRS to U.S. GAAP:

	For the years ended December 31,
	Notes	2011 EUR thousand	2010 EUR thousand	2009 EUR thousand
Net income as reported in the consolidated financial statements under IFRS		4,407	5,493	4,713
Capitalized Development costs	a)	297	-1,803	-1,544
Cash Flow Hedges	b)	-40	132	12
Termination benefits	c)	399	0	0
Deferred tax effect on U.S. GAAP adjustments		-198	450	437
Net income reported under U.S. GAAP		4,865	4,272	3,618
Basic earnings per share under U.S. GAAP (in EUR)		0.31	0.29	0.25
Diluted earnings per share under U.S. GAAP (in EUR)		0.31	0.29	0.25

Reconciliation of shareholders’ equity from IFRS to U.S. GAAP:

		As of December 31,
	Notes	2011 EUR thousand	2010 EUR thousand
Shareholders' equity as reported in the consolidated financial statements under IFRS		51,108	41,354
Capitalized Development costs	a)	-3,995	-4,292
Termination benefits	c)	399	0
Deferred tax effect on U.S. GAAP adjustments		943	1,155
Shareholders' equity reported under U.S. GAAP		48,455	38,217

Component of stockholders' equity in accordance with U.S. GAAP:

	As of December 31,
	2011 EUR thousand	2010 EUR thousand
Capital stock of AIA AG	16,688	14,500
Capital reserve of AIA AG	12,059	8,871
Retained earnings	18,477	15,354
Accumulated other comprehensive income	1,231	-508
Total	48,455	38,217

(a) Intangible assets — capitalization of development cost

The AIA Group, through its subsidiaries DTI Software and DTI Software Solutions, Inc., incurred development costs in connection with the development of online games and applications.

Product development costs associated with a single project are capitalized as an intangible asset under IAS 38 if certain criteria are met. After initial recognition, development costs are accounted for using the cost model less any accumulated amortization and any accumulated impairment losses. They are amortized upon completion of the development phase and from the date on which the asset can be used. The amortization is

ADVANCED INFLIGHT ALLIANCE AG

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

26. Reconciliation of IFRS to U.S. GAAP  – (continued)

recorded over the period for which future economic benefits are expected. An impairment test is conducted annually during the development phase.

Under U.S. GAAP capitalization of product development costs under ACS 985-20 is permitted only upon having demonstrated that the technological feasibility of the product is established and is ceases upon the product being available for general release of the product. As a definitive point of technological feasibility is not established under IFRS, but is required for U.S. GAAP purposes, development costs were expensed as incurred.

The net income adjustments in 2011, 2010 and 2009 reflect development costs capitalized under IFRS but expenses for U.S. GAAP as well as the reversal of amortization of capitalized development costs recorded under IFRS and the reversal of impairment charges recorded on capitalized development costs under IFRS. The shareholders' equity adjustments as of December 31, 2011 and 2010 reflect the cumulative effect of the reversal of capitalization, amortization and impairment losses on development costs for each respective year end.

The following table summarizes the total research and development costs charged to expense for the financial years 2011, 2010 and 2009:

	For the years ended December 31,
	2011 EUR thousand	2010 EUR thousand	2009 EUR thousand
Research and development costs	669	2,561	1,849

(b) Hedge Accounting

The AIA Group has historically entered into various interest rate payer-swap agreements to hedge against interest rate risk due to variable benchmark interest rates in its loan agreements. AIA designated the respective swaps as hedging instruments in cash flow hedges under IFRS (IAS 39).

Two payer-swaps were entered into during fiscal year 2008. Both were designated as hedging instruments to hedge a loan agreement. The hedging relationship was discontinued on January 1, 2010 due to prospective ineffectiveness. The cumulative gains and losses on the hedging instruments that have been recognised in other comprehensive income during the period when the hedge was effective were amortized over the remaining life of the hedged item.

A third payer-swap was entered into during fiscal year 2011. It was designated as hedging instrument to hedge a new loan agreement.

Under U.S. GAAP these derivative instruments do not meet the criteria for hedge accounting due to the underlying hedge documentation. As such, the unrealized gains and losses recorded in other comprehensive income for IFRS purposes are recorded for U.S. GAAP purposes in the income statement. The net income adjustments in 2011, 2010 and 2009 also include the reversal relating to the amortization of gains and losses recognized in other comprehensive income relating to instruments where the hedging relationship was discontinued. The shareholders' equity adjustments as of December 31, 2011 and 2010 represent the net impact of the reversal of hedge accounting through income and the effect from comprehensive income for each respective year end.

(c) Termination benefits

In December 2011, the AIA Group recorded an IAS 37 onerous contract provision relation to the termination of a managing director. Under U.S. GAAP the termination benefit is recognized in 2012, at the point in time the Company communicated the termination to the employee. Therefore the net income and shareholders' equity adjustment for the year ended December 31, 2011 is the reversal of this expense.

ADVANCED INFLIGHT ALLIANCE AG

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

26. Reconciliation of IFRS to U.S. GAAP  – (continued)

Classification differences

Under IAS 1 (Presentation of Financial Statements) the Company is required to classify deferred tax assets and liabilities as non-current. U.S. GAAP requires that an entity separates deferred tax liabilities and assets into a current amount and a non-current amount. The current amount of these line items is EUR 200 thousand (deferred tax asset) and EUR -352 thousand (deferred tax liability) as of December 31, 2011 and 2010, respectively. These amounts include the adjustments for the deferred tax effects of the U.S. GAAP adjustments, to the extent they affect current deferred tax assets and liabilities.

Under IAS 39 (Financial Instruments: Recognition and Measurement) the Company is required to deduct transactions costs from the carrying value of financial liabilities that are not carried at fair value through income. Under U.S. GAAP, such transaction costs are deferred as an asset. The amount of transaction costs relating to financial liabilities that are not carried at fair value through income amounted to EUR 208 thousand and EUR 73 thousand as of December 31, 2011 and 2010, respectively.

Under IFRS, the Company classifies film rights for the airline sector that are acquired for a longer period of time then a customer's “onboard cycle,” within inventories. Under U.S. GAAP, such film rights are classified as a separate line item on the balance sheet. Short term film rights amounted to EUR 9,948 thousand and EUR 219 thousand, as of December 31, 2011 and 2010 respectively.

Additional U.S. GAAP Disclosures

(a) Income Taxes

The Company's outside basis differences amounted to EUR 48,477, EUR 44,102, and EUR 9,943 as of December 31, 2011, 2010 and 2009, respectively.

The total valuation allowance recognized for deferred tax assets as of 2011 and 2010 amounts to EUR 13,214 thousand and EUR 20,110 thousand. The following table summarizes the change in the valuation allowance:

	2011 EUR thousand	2010 EUR thousand
Beginning balance	20,110	20,215
Additions	0	0
Reduction	6,896	105
Other	0	0
Ending balance	13,214	20,110

The following table summarizes the amounts and expirations dates of operating loss and tax credit carryforwards for tax purposes as of 2011 and 2010.

	As of December 31, 2011
	Expiration date	EUR thousand
Canada 2009	2029	243
Canada 2010	2030	37
Canada 2011	2031	1,505
Total loss and tax credit carryforwards		1,785

	As of December 31, 2010
	Expiration date	EUR thousand
Canada 2009	2029	243
Canada 2010	2030	37
Total loss and tax credit carryforwards		280

In accordance with German tax law tax loss carryforwards do not expire, however, tax loss carryforwards are eliminated by a change of ownership.

ADVANCED INFLIGHT ALLIANCE AG

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

26. Reconciliation of IFRS to U.S. GAAP  – (continued)

As a result of the tender offer of PAR Investment Partner L.P., Boston, Massachusetts, USA, and having acquired voting shares in excess of 50 percent on August 13, 2012, led to the elimination of the tax loss carryforwards of AIA AG and thus to the reversal of the deferred tax assets recognized thereon.

The following table shows the domestic and foreign components of income before income taxes:

	As of December 31,
	2011 EUR thousand	2010 EUR thousand	2009 EUR thousand
Components of income before income taxes
Domestic	4,967	3,639	3,274
Foreign	15,712	7,851	7,406
Consolidation	-14,781	-3,901	-4,813
Total income before income taxes	5,898	7,589	5,867

Tax declarations for corporate tax are still subject to examination for the years 2010 and after in Germany and Canada.

(b) Financial Instruments

The financial liabilities of the AIA Group have the following maturities:

	As of December 31, 2011
	1 year EUR thousand	2 years EUR thousand	3 years EUR thousand	4 years EUR thousand	5 years EUR thousand
Interest bearing loans	3,061	3,143	4,992	1,481	0
Trade payables and other payables	34,272	0	0	0	0
Earn-out payments	855	636	602	584	0
Total	38,188	3,779	5,594	2,065	0

The following table provides the assets of the Group's local subsidiaries pledged as securities.

	As of December 31,
	2011 EUR thousand	2010 EUR thousand
Leasehold property	830	832
Receivables	5,827	7,435
Total	6,657	8,267

The weighted interest rate on short term borrowings in 2011 and 2010 was equal to 4.2% and 5.5% respectively.

Risk concentration

AIA group continue to focus on customers from the airline industry. Therefore, AIA is facing similar risks like the airline industry. There are airlines that generate losses each year and face significant pressure on their margins. There are also airlines that may not continue as a going concern. The airline industry is currently facing increased operating costs due to high oil prices that they may not be able to pass on to customers to fully offset such costs. The airline industry has historically been and continues to face the risk of a terrorist attacks. All of these factors could lead to further instability in the industry and ultimately to revenue losses for AIA Group.

ADVANCED INFLIGHT ALLIANCE AG

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

26. Reconciliation of IFRS to U.S. GAAP  – (continued)

The technical progress, such as new technologies and processes for airline board entertainment systems, may lead to new competitors and lower entry barriers in the market thus creating a more competitive environment for AIA Group.

(c) Shareholders' Equity

The following table provides for each class of common shares the number of shares issued or outstanding, the Euro amount of each share and if the shares are convertible.

	As of December 31, 2011
	Number	EUR thousand	Convertible
Common stock
shares authorized	7,250,000	7,250	0
shares issued	16,688,091	16,688	0
shares outstanding	0	0	0
Additional paid-in capital	—	12,059	0
Total	23,938,091	35,997	0

(d) Leasing

Operating lease

Beneficial ownership of a lease is attributed to the lessor if this is the party to which all the substantial risks and rewards incidental to ownership of the asset are transferred. AIA Group's obligations arising from non-cancellable operating leases are mainly related to long-term rental or lease agreements for office space, office equipment and vehicles. All leases constitute operating leases under IFRS. The lease arrangements for office space generally have a lease term of three to five years, with a renewal option up to five years. AIA also has one office lease agreement with a lease term of 25 years, ending in 2016, without renewal option. For leased office equipment, the Company generally has no purchase options and renewal options are generally at market rates. Vehicle lease agreements contain purchase options and renewal options that are generally at market value.

The operating lease expenses recognized in profit or loss as of amounts to EUR 2,140 thousand as of the end of 2011 (2010: EUR 2,091 thousand; 2009: EUR 2,056 thousand). The following table provides a breakdown of the amounts of future operating lease liabilities:

The following table shows the future minimum lease payments for 2012 through 2016.

	2012	2013	2014	2015	2016	Total
	EUR thousand	EUR thousand	EUR thousand	EUR thousand	EUR thousand	EUR thousand
Future minimum rental payments	2,164	1,971	1,686	1,025	288	7,134

The total of minimum rentals to be received in the future under non-cancellable subleases as of 2011 amounts to EUR 109 thousand.

ADVANCED INFLIGHT ALLIANCE AG

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

26. Reconciliation of IFRS to U.S. GAAP  – (continued)

(e) Share Based Payments

Supplemental disclosures regarding AIA Group's stock based compensation plans are as follows:

	Weighted-Average Grant-Date Fair Value in EUR	Intrinsic value of options exercised in EUR	Total Fair Value of shares vested in EUR
2009	300,001
2010			36,630
2011		179,329	50,950

At December 31, 2011, the total unrecognized compensation expense for non-vested equity awards granted under SOP 2007 was EUR 26 thousand. This expense is expected to be recorded over a weighted-average period of 0.75 years.

The outstanding options as of December 31, 2011 were 255,006. 116,663 options were expired during 2011. Moreover, 111,668 options were forfeited during this period.

The following table summarizes information for fully vested share options and share options expected to vest at December 31, 2011:

	Outstanding	Currently exercisable
Number of Options	98,340	98,340
Weighted-average exercise price in EUR	1.99	1.99
Aggregate intrinsic value in EUR	1.57	1.57
Weighted-average remaining contractual term of options outstanding	2.11	2.11

(f) Segment reporting

The following table summarizes information concerning the revenue attributable to the enterprise's country of domicile:

	For the years ended December 31,
	2011 EUR thousand	2010 EUR thousand	2009 EUR thousand
Germany	7,679	10,801	11,934

Sales to external customers are assigned to the location of the Group's entities.

The following table summarizes information concerning the long-lived assets attributable to the enterprise's geographical areas:

	As of December 31,
	2011 EUR thousand	2010 EUR thousand
Germany	2,792	3,013
Rest of Europe	9,835	9,879
USA	7,758	427
Canada	29,566	30,846
Dubai	756	804
Rest of World	11,887	1,796
Total	62,593	46,765

The Group's geographical segments are based on the location of the Group's assets.

ADVANCED INFLIGHT ALLIANCE AG

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

26. Reconciliation of IFRS to U.S. GAAP  – (continued)

The following table summarizes information concerning the total of the reportable segments' assets to the enterprise's consolidated assets:

	As of December 31,
	2011 EUR thousand	2010 EUR thousand
CSP	121,166	112,367
Content	39,828	2,739
Sum of segments	160,994	115,106
Holding, other and consolidation	-44,137	-27,045
Group	116,857	88,061

(g) Inventories

Inventories, except film licensing rights, are removed from inventory by using the “first-in-first-out” (FIFO) method, and are valued at the lower of cost or market value.

(h) Defined contribution plans

The following table summarizes the consolidated contributions to defined contribution plans.

	2011 EUR thousand	2010 EUR thousand	2009 EUR thousand
Defined contribution	274	315	366

(i) Weighted average useful life of Intangible Assets

Weighted average useful life of intangible assets is 29 months in 2011 (2010: 60 months).

(j) Prepayments

	As of December 31,
	2011 EUR thousand	2010 EUR thousand
Prepayments for goods & film rights	10,901	663
Other prepayments	1,174	1,840
Total	12,075	2,503

In IFRS financial statements, prepayments for inventory as well as film rights were disclosed under balance sheet line item “Inventory”. Other prepayments were grouped under “Other assets”.

(k) Fiscal year

Within the group there are two subsidiaries with a different fiscal year end. FairDeal Multimedia Pvt. Ltd., Mumbai, India and Fairdeal Studios Pvt. Ltd., Mumbai, India have a fiscal year ended March 31, 2011, March 31, 2010 and March 31, 2009 respectively. For consolidation purposes the subsidiaries prepare interim financial statements as of December 31 and for the twelve-month period then end.

(l) Undrawn credit facilities

	As of December 31,
	2011 EUR thousand	2010 EUR thousand
Undrawn credit facilities	4,093	1,721

All undrawn credit facilities are short term.

ADVANCED INFLIGHT ALLIANCE AG

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

26. Reconciliation of IFRS to U.S. GAAP  – (continued)

(m) Intangible assets

The following table provides the allocation of other intangible assets.

	As of December 31,
	2011 EUR thousand	2010 EUR thousand
Customer relationships	11,531	8,083
Games catalogue	4,049	4,675
Technology	429	644
Other	2,318	900
Total	18,326	14,303

The following table provides the estimated aggregated amortization expense for 2012 through 2016.

	2012	2013	2014	2015	2016	Total
	EUR thousand	EUR thousand	EUR thousand	EUR thousand	EUR thousand	EUR thousand
Future estimated amortization expense	2,790	2,797	2,530	2,339	2,465	12,921

(n) Impairments

Impairment losses of EUR 53 thousand in 2011 (2010: EUR 141 thousand, 2009: EUR 1,696 thousand) on film assets are due to the decrease in the forecasted discounted surplus revenues from the acquired film rights. Therefore, the fair value was determined by using the discounted cash flow method.

In 2010, there was also impairment on customer base as of EUR 195 thousand (2009: EUR 0 thousand).

(o) Goodwill for new acquisitions

Goodwill capitalized as a result of business combinations during the year is as follows:

	As of December 31,
	2011 EUR thousand	2010 EUR thousand
Content	11,918	0
CSP	0	0

(p) Business combinations

The following unaudited pro forma financial information reflects the consolidated results of operations of the AIA AG as though the acquisition of FairDeal Studios, Pvt, Mumbai, India, had taken place on January 1, 2010 and 2009. The pro forma information is not necessarily indicative of the results of operations as it would have been had the transaction been effected on the assumed date.

	For the years ended December 31,
	2010 EUR thousand (unaudited)	2009 EUR thousand (unaudited)
Revenue	111,114	108,208
Net profit after tax	5,493	4,767

The following unaudited pro forma financial information reflects the consolidated results of operations of the AIA AG as though the acquisition of Emphasis Video Entertainment Ltd., Hongkong and Entertainment in

ADVANCED INFLIGHT ALLIANCE AG

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

26. Reconciliation of IFRS to U.S. GAAP  – (continued)

Motion Inc., Los Angeles, USA, had taken place on January 1, 2011 and 2010. The pro forma information is not necessarily indicative of the results of operations as it would have been had the transactions been effected on the assumed date.

	For the years ended December 31,
	2011 EUR thousand (unaudited)	2010 EUR thousand (unaudited)
Revenue	130,606	137,929
Net profit after tax	6,019	8,314

(q) Classification of interest and penalties

Interest and penalties are classified as interest expense when the tax law requires interest to be paid on an underpayment of income taxes.

(r) New U.S. GAAP Standards adopted in 2011

Recently Adopted Accounting Principles

In fiscal year 2011, we adopted the Financial Accounting Standards Board (“FASB”) issued guidance under ASC 820, Fair Value Measurements and Disclosures: Improving Disclosures about Fair Value Measurements. This guidance requires new disclosures related to Level 3 fair value measurements; however, no new disclosures were required during fiscal 2011 since we have no financial assets or liabilities with this fair value classification. Additionally, the new guidance limits the highest-and-best-use measure to nonfinancial assets, permits certain financial assets and liabilities with offsetting positions in market or counterparty credit risks to be measured at a net basis, and provides guidance on the applicability of premiums and discounts. The impact of this guidance has been reflected for all period presented herein.

In fiscal year 2011, we adopted FASB guidance issued under ASC 820, Fair Value Measurement: Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. In accordance with the new requirements, we provided enhanced disclosure about the measurement of the estimated fair value of debt.

In fiscal 2011, the FASB issued guidance under ASC 220, Comprehensive Income: Presentation of Comprehensive Income, that requires presentation of the components of net income and other comprehensive income either in one continuous statement, referred to as the Statement of Comprehensive Income, or in two separate consecutive statements. The requirements eliminate the current option to report other comprehensive income and its components in the Statement of Stockholders' Equity. The components recognized in net income or other comprehensive income under current accounting guidance will not change. We have adopted this standard and are presenting all periods herein in accordance with this new guidance.

In fiscal 2011, the FASB issued guidance under ASC 350, Testing Goodwill for Impairment that provides the option to first assess qualitative factors to determine if the annual two-step test of goodwill for impairment must be performed. If, based on the qualitative assessment of events or circumstances, an entity determines it is not more likely than not that the goodwill fair value is less than its carrying amount, then it is not necessary to perform the two-step impairment test. However, if an entity concludes otherwise, then the two-step impairment test must be performed to identify potential impairment and to measure the amount of goodwill impairment, if any. Adoption of this guidance did not have any impact on our consolidated financial statements.

Recently Issued Accounting Standards

In April 2011, the FASB issued a new standard for agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The standard is effective for us as of January 1, 2012 and will not impact our financial condition, results of operations, or financial statement disclosures.

ADVANCED INFLIGHT ALLIANCE AG

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

26. Reconciliation of IFRS to U.S. GAAP  – (continued)

In July 2012, the FASB issued guidance under ASC 350, Testing Indefinite-Lived Intangible Assets for Impairment, which provides the option to first assess qualitative factors to determine whether it is more likely than not that an indefinite-lived intangible asset is impaired as a basis for determining whether it is necessary to perform the second, quantitative impairment test. If, based on the qualitative assessment of events or circumstances, an entity determines it is not more likely than not that the indefinite-lived intangible asset's fair value is less than its carrying amount, then it is not necessary to perform the quantitative impairment test. However, if an entity concludes otherwise, then the quantitative impairment test must also be performed to identify and measure any potential impairment amount. We are currently evaluating the impact this guidance will have on our annual indefinite-lived intangible asset impairment testing for our fiscal year 2012.

27. Events after the reporting period

AIA AG acquired all equity interests in Inflight Management Development Centre (IMDC) Limited on April 6, 2012. IMDC is a small UK-based consulting firm specialized in inflight entertainment. It was founded more than 12 years ago and provides inflight entertainment consulting services to numerous international carriers. Its portfolio of consulting services covers the following core areas: strategy; business planning & reporting; product evaluation; market research and analysis; executive training as well as project and interim management. The company has a staff of five and generated revenue of less than EUR 1 million in 2011. The acquisition of IMDC strengthens the AIA Group’s competence in the consulting field. IMDC was consolidated for the first time effective April 1, 2012.

The purchase price was the equivalent of EUR 1,347 thousand (GBP 1,123 thousand) and was paid partly in cash (EUR 1,167 thousand) and partly by assuming a liability under a loan (EUR 180 thousand). This liability shall be discharged over the next 36 months.

ADVANCED INFLIGHT ALLIANCE AG

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

27. Events after the reporting period  – (continued)

The preliminary acquisition-date fair values of the identifiable assets and liabilities of IMDC and the corresponding carrying amounts immediately before the acquisition date thus are as follows:

Items in the statement of financial position	Fair value as of the acquisition date:
EUR
Assets
Intangible assets	1,009,713
Property, plant and equipment	5,133
Trade receivables	117,311
Other assets	227,858
Cash and cash equivalents	475,818
Total assets	1,835,834
Liabilities
Trade payables	-8,259
Other current liabilities	-125,182
Deferred tax liabilities	-223,156
Total liabilities	-356,597
Total identifiable net assets at fair value	1,479,237
Goodwill from acquiring the company	154,240
Total consideration	1,633,477

The total acquisition costs of GBP 1,362 thousand (equivalent to EUR 1,633 thousand) comprise a cash payment of GBP 839 thousand (equivalent to EUR 1,006 thousand), the assumption of a liability of the seller in the amount of GBP 134 thousand (equivalent to EUR 161 thousand), a purchase price component in the discounted amount of GBP 146 thousand (equivalent to EUR 175 thousand) to be paid in installments over 36 months, as well as forecast earn-out payments totaling GBP 243 thousand (equivalent to EUR 292 thousand). Possible earn-out payments range from GBP 233 thousand to GBP 349 thousand. The earn-out payments relate to percentage shares of revenue for the period from April 6, 2012, to April 5, 2015, which are due on a quarterly basis when revenues are generated in new and specifically defined regions for the AIA Group. The transaction costs of EUR 45 thousand were expensed and are reported under other operating expenses in the consolidated income statement and under cash flows from operating activities in the consolidated statement of cash flows.

Cash outflow due to the company acquisition
EUR
Cash acquired with the subsidiary	475,818
Cash outflow	-1,006,322
Actual cash outflow at the time of initial consolidation	-530,504

The fair value of trade receivables amounts to EUR 117,311. The gross amount of trade receivables is EUR 124,013. One receivable was written down by EUR 6,702.

The acquisition of IMDC was recognized in accordance with the provisions of IFRS 3 and IAS 27. The purchase price was allocated to all identifiable assets, liabilities and contingent liabilities. This approach resulted in the identification of the intangible assets, “customer relationships” and “non-compete clause.” These assets were recognized at their fair values. They are amortized over a period of 5 years using the straight-line method. The fair value of the acquired customer relationships and the non-compete clause at the acquisition date is preliminary. Given that the acquisition took place close to the reporting date of the interim

ADVANCED INFLIGHT ALLIANCE AG

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

27. Events after the reporting period  – (continued)

consolidated financial statements, adjustments might be made based upon further review. These assets changed as follows from the date of initial consolidation to June 30, 2012:

Purchase price allocation
EUR
Customer relationships	578,007
Non-compete clause	431,706
Balance as of April 6, 2012	1,009,713
Customer relationships	576,085
Non-compete clause	423,897
Balance as of June 30, 2012	999,982

The recognized goodwill arises from the synergies and other benefits that the combination of the assets and activities of IMDC with those of the Group is expected to generate. The Company assumes that the recognized goodwill will not be tax deductible.

The Management Board resolved on May 29, 2012, with the approval of the Supervisory Board, to increase the Company’s share capital from then EUR 16,688,091 by up to EUR 1,854,232 to a maximum of EUR 18,542,323 through the issuance of up to 1,854,232 new no-par bearer shares with a pro-rata interest of EUR 1.00 per share in the Company’s share capital (“New Shares”) in return for cash contributions. All of the new shares were issued at an offer price of EUR 3.00 share. The capital increase was recorded in the appropriate German Commercial Register on June 26, 2012. The new shares were listed on June 27, 2012.

A total of 116,666 stock options were exercised in the first half of the 2012 financial year. The shares underlying the stock options were issued by drawing on Contingent Capital 2007/I.

The Management Board of AIA AG resolved on May 29, 2012, with the approval of the Supervisory Board, to acquire a minority stake in Row 44 Inc., Westlake Village, California, USA. After the preparation of the final contract documents was completed on June 8, 2012, the Management Board of AIA AG signed the corresponding agreements for the acquisition of 84,695,034 shares (corresponding to an investment of around 11.6 percent). The interests in Row 44 Inc. were sold by the major shareholder PAR Investment Partners L.P. To finance the transaction, the Management Board of AIA AG also resolved on May 29, 2012, with the approval of the Supervisory Board, to increase the Company's share capital by EUR 5,255,170 by way of a capital increase against contributions in kind through the issuance of 5,255,170 new shares (using some of the authorized capital and excluding shareholders' subscription rights). All of the new shares created through the capital increase against contributions in kind were subscribed by PAR Investment Partners L.P. The new shares carry dividend rights from January 1, 2012. The issuance of 5,255,170 new shares was entered in the relevant commercial register on July 2, 2012. This increases the share capital of AIA AG to EUR 23,914,159 as of July 2, 2012. The new shares from the capital increase against contributions in kind will be available for trading in the Regulated Market (General Standard) on the Frankfurt Stock Exchange at a later date.

On July 5, 2012, the Supervisory Board constituted itself in a telephone conference and elected Mr. Edward L. Shapiro as its Chairman and Mr. Jörgen Chidekel as Vice Chairman.

On July 11, 2012, PAR Investment Partners L.P. released the offer document for the voluntary public takeover offer with the detailed conditions and arrangements. In a voluntary public takeover offer, PAR Investment Partners L.P. decided to make an offer to the shareholders of AIA AG to buy their bearer shares of AIA AG, each with a pro-rata interest of EUR 1.00 in the Company’s share capital, at a price of EUR 4.50 per share. The acceptance period for the offer began on July 11, 2012, and ended on August 8, 2012.

On July 20, 2012, the Management Board and the Supervisory Board released a joint statement on the voluntary public takeover offer made by PAR Investment Partners L.P. in accordance with Section 27 WpÜG.

ADVANCED INFLIGHT ALLIANCE AG

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

27. Events after the reporting period  – (continued)

In the aforementioned joint statement, the Management Board and the Supervisory Board concluded that the offer price as defined by Section 31 (1) WpÜG is fair. To review the fairness of the offer price, the Management Board and Supervisory Board also drew on a fairness opinion prepared by Ernst & Young GmbH, Wirtschaftsprüfungsgesellschaft, Munich. The offer price meets the statutory requirements and, in the opinion of the Management Board and Supervisory Board, appropriately reflects the value of the Company. For the above-mentioned reasons and based on the statements made in the opinion, the Management Board and Supervisory Board support the offer and recommended that AIA shareholders accept the offer. The Company expressly draws the attention of AIA's shareholders to the fact that the above-mentioned comments are only a condensed version of the joint statement by the Management Board and Supervisory Board in accordance with Section 27 WpÜG. The complete statement can be viewed on the website www.advanced-inflight-alliance.com. In its announcement on August 13, 2012, in accordance with Section 23 (1) sentence 1, no. 1 WpÜG, PAR Investment Partners L.P. disclosed that 19,163,833 shares of Advanced Inflight Alliance AG are directly held by or are attributable to it. This corresponds to a share of approximately 80.53 percent of the share capital and the voting rights of AIA AG. The extended acceptance period for the takeover offer ended on August 27, 2012. On August 29, in the announcement made in accordance with Section 23 (1) sentence 1, no. 1 WpÜG, PAR Investment Partners L.P. disclosed that 20,464,581 shares of Advanced Inflight Alliance AG are directly held by or are attributable to it. This corresponds to a share of 85.99 percent of the share capital and the voting rights of AIA AG.

The corporate income and trade tax loss carryforwards of the AIA Group as of December 31, 2011, were EUR 46.6 million and EUR 43.1 million respectively. As of December 31, 2011, AIA had reported deferred tax assets of EUR 1,516 thousand in its IFRS consolidated financial statements in connection with existing loss carryforwards. As part of the aforementioned voluntary public takeover offer, PAR Investment Partners L.P., which had already acquired 29.03 percent of the subscribed Capital of AIA AG as of August 10, 2011 increased its stake in AIA AG to over 50 percent. PAR Investment Partners L.P. thus announced on August 13, 2012, that it now held a total of 80.53 percent of the share capital of AIA AG. This acquisition constitutes an adverse acquisition of equity under section 8c German Corporate Income Tax Act (Körperschaftsteuergesetz — KStG); as a result, the tax loss carryforward existing at the time of said acquisition was reduced in the full amount. As a consequence, the company fully derecognized its IFRS deferred tax assets of EUR 1,516 thousand as of June 30, 2012.

On August 31, 2012, AIA purchased 6 million common shares of Guestlogix Inc. for an aggregate purchase price of CAD 3 million. Guestlogix is a Canadian corporation, listed on the Toronto Stock Exchange, that provides global payment services to the airline industry. On September 4, 2012, Guestlogix announced the acquisition of its competitor BOM Merchant Technologies Limited, doing business as Initium Onboard, using the proceeds of AIA’s investment to fund the cash portion of the purchase price of such acquisition.

The Management has evaluated the material subsequent events through the date on which Board released these financial statements for publication.

Advanced Inflight Alliance AG

Munich, October 31, 2012

Louis Bélanger-Martin	Wolfgang Brand
CEO	CFO

Interim condensed consolidated financial statements

ADVANCED INFLIGHT ALLIANCE AG
CONDENSED CONSOLIDATED INCOME STATEMENTS
For the nine-month periods ended September 30, 2012 and 2011 (UNAUDITED)

	Notes	September 30, 2012 EUR	September 30, 2011 EUR
Revenue		99,155,672	89,093,946
Other operating income		1,127,713	388,278
Cost of materials		(60,369,996)	(54,145,746)
Employee benefit expense		(18,085,518)	(21,609,757)
Depreciation, amortization and impairment losses		(3,550,716)	(2,549,464)
Other operating expenses		(9,947,793)	(7,023,481)
Operating profit		8,329,362	4,153,776
Finance income		41,845	74,428
Finance costs		(1,188,860)	(455,205)
Profit from financing activities		(1,147,015)	(380,777)
Profit before taxes		7,182,347	3,772,999
Income tax expense	6	(3,105,520)	(1,056,440)
Profit for the period		4,076,827	2,716,559
Basic EPS	21	0.21	0.18
Diluted EPS	21	0.21	0.18
Average number of shares (basic)	21	19,098,421	15,374,716
Average number of shares (diluted)	21	19,174,288	15,493,183
Number of weighted stock options	21	75,866	118,467

ADVANCED INFLIGHT ALLIANCE AG

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
For the nine-month periods ended September 30, 2012 and 2011
(UNAUDITED)

	Notes	September 30, 2012 EUR	September 30, 2011 EUR
Profit for the period		4,076,827	2,716,559
Other comprehensive income
Exchange differences on translation of foreign operations		1,618,174	(993,708)
Net (loss)/gain on available-for-sale financial assets		737,246	0
Income tax effect		(5,764)	0
Cash flow hedges		10,582	(75,636)
Gains/(losses) from cash flow hedges for the period	11.3	(9,332)	(119,890)
Reclassification to profit or loss	11.3	25,122	49,259
Income tax effect	11.3	(5,208)	(5,005)
Other comprehensive income for the period, net of tax		2,360,238	(1,069,344)
Total comprehensive income for the period, net of tax		6,437,065	1,647,215

ADVANCED INFLIGHT ALLIANCE AG

CONDENSED CONSOLIDATED BALANCE SHEETS
As of September 30, 2012 and December 31, 2011
(UNAUDITED)

	Notes	September 30, 2012 EUR	December 31, 2011 EUR
ASSETS
Non-current assets
Intangible assets:
- Goodwill	5	39,125,009	37,962,663
- Film rights	9	57,446	57,446
- Other intangible assets	9	22,788,999	22,320,179
Property, plant and equipment
- Land and buildings	8	170,982	756,565
- Operating and office equipment	8	1,589,724	1,496,562
Non-current financial assets	11.1	23,372,549	0
Deferred tax assets		179,829	1,944,573
Total non-current assets		87,284,538	64,537,988
Current assets
Inventories	10	11,150,286	11,701,247
Trade and other receivables		24,219,515	19,843,741
Current financial assets	11.1	17,415	17,401
Income tax assets		3,407,711	2,566,180
Cash and cash equivalents	12	19,004,174	15,959,760
Other assets		2,399,355	2,231,011
Total current assets		60,198,456	52,319,340
TOTAL ASSETS		147,482,994	116,857,328
EQUITY AND LIABILITIES
Equity
Issued capital	13.1	23,914,159	16,688,091
Share premium	13.2	30,423,759	12,058,795
Retained earnings	13.2	23,284,255	21,209,999
Other components of equity		3,511,775	1,151,537
Total equity		81,133,948	51,108,422
Non-current liabilities
Interest bearing loans and borrowings	11.2	6,055,494	9,615,770
Non-current financial liabilities	11.2	2,912,987	2,655,448
Provisions		197,983	178,379
Deferred tax liabilities		6,127,929	6,795,212
Total non-current liabilities		15,294,393	19,244,809
Current liabilities
Interest bearing loans and borrowings	11.2	4,985,965	3,060,621
Trade and other payables		36,327,264	34,272,017
Current financial liabilities		1,106,059	888,355
Income tax payable		3,053,011	2,417,043
Provisions		501,185	267,865
Other liabilities		5,081,169	5,598,196
Total current liabilities		51,054,653	46,504,097
TOTAL EQUITY AND LIABILITIES		147,482,994	116,857,328

ADVANCED INFLIGHT ALLIANCE AG

CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY
For the nine-month periods ended September 30, 2012 and 2011
(UNAUDITED)

		Issued capital (No-par value shares)		Share premium	Retained earnings		Other components of equity		Total	Total equity
						Foreign currency translation reserve	Cash flow hedge reserve	Available- for- sale reserve
	Notes	Number	EUR	EUR	EUR	EUR	EUR	EUR	EUR	EUR
Balance as of January 1, 2011		14,500,000	14,500,000	8,871,025	18,543,342	(507,458)	(52,821)	0	(560,279)	41,354,089
Issue of share capital		2,071,428	2,071,428	3,107,142						5,178,570
Transaction costs				(37,087)						(37,087)
Dividends	20				(1,740,000)					(1,740,000)
Stock options		116,663	116,663	129,062						245,725
Profit for the period					2,716,560					2,716,560
Other comprehensive income						(993,708)	(75,636)		(1,069,344)	(1,069,344)
Total comprehensive income										1,647,216
Balance as of September 30, 2011		16,688,091	16,688,091	12,070,142	19,519,902	(1,501,166)	(128,457)	0	(1,629,623)	46,648,513
Balance as of January 1, 2012		16,688,091	16,688,091	12,058,795	21,209,999	1,231,338	(79,801)	0	1,151,537	51,108,422
Issue of share capital	13.1	7,109,402	7,109,402	18,305,593						25,414,995
Transaction costs				(33,572)						(33,572)
Dividends	20				(2,002,571)					(2,002,571)
Stock options	13	116,666	116,666	92,943						209,609
Profit for the period	13.2				4,076,827					4,076,827
Other comprehensive income						1,618,174	10,582	731,482	2,360,238	2,360,238
Total comprehensive income										6,437,065
Balance as of September 30, 2012		23,914,159	23,914,159	30,423,759	23,284,255	2,849,512	(69,219)	731,482	3,511,775	81,133,948

ADVANCED INFLIGHT ALLIANCE AG
CONDENSED CONSOLIDATED CASH FLOW STATEMENT
For the nine-month periods ended September 30, 2012 and 2011
(UNAUDITED)

	Notes	September 30, 2012 EUR	September 30, 2011 EUR thousand
Operating activities
Profit before tax		7,182,347	3,773
Adjustments to reconcile earnings before income taxes to net cash flow:
Depreciation and impairment of property, plant and equipment		623,305	630
Amortization and impairment of intangible assets		2,927,411	1,919
Share-based payment transaction expense		0	17
Gain/loss on disposal of property, plant and equipment	8.	(983,544)	2
Finance income		(41,845)	(74)
Finance costs		1,188,860	455
Movements in provisions		242,433	(111)
Other non-cash adjustments		(32,543)	0
Working capital adjustments:
Movements in trade and other receivables and prepayments		(3,181,669)	1,355
Movements in inventories	10.	684,151	515
Movements in trade and other payables		828,902	(4,026)
Gain/loss from deferred taxes	6.	(5,915)	(769)
Income tax paid		(2,354,592)	(650)
Net cash flows from operating activities		7,077,301	3,036
Investing activities
Purchase of property, plant and equipment	8.	(802,438)	(569)
Purchase of intangible assets		(1,376,682)	(1,409)
Proceeds from sale of property, plant and equipment	8.	1,722,824	0
Acquisition of subsidiaries, net of cash acquired	3.	(568,679)	(12,800)
Purchase of other financial assets including transaction costs	11.1.	(2,715,242)	166
Net cash flows used in investing activities		(3,740,217)	(14,612)
Financing activities
Proceeds from borrowings		0	11,314
Proceeds from capital increase	13.1.	5,514,691	5,138
Proceeds from exercise of stock options	13.1.	232,915	229
Repayments of borrowings	11.2.	(1,690,330)	(2,489)
Interest paid and transaction costs		(477,672)	(400)
Interest received		27,822	25
Dividends paid to equity holders of the parent	19.	(2,002,571)	(1,740)
Net cash flows from/used in financing activities		1,604,855	12,077

	Notes	September 30, 2012 EUR	September 30, 2011 EUR thousand
Net increase (decrease) in cash and cash equivalents		4,941,938	501
Net foreign exchange difference		(2,373,342)	(218)
Cash and cash equivalents as of January 1		15,959,760	13,954
Changes in cash due to changes in the composition of consolidated companies		475,818	2,126
Cash and cash equivalents as of September 30		19,004,174	16,363

Notes to the interim condensed consolidated financial statements

(Selected notes to the consolidated financial statements)

Notes to the interim condensed consolidated financial statements

(Selected notes to the consolidated financial statements)

1. Information on the Company

These interim condensed consolidated financial statements for the period from January 1, 2012, to September 30, 2012, were released for publication on December 10, 2012, by resolution of the Company's Management Board.

Advanced Inflight Alliance AG (registration number HRB 122000, Munich District Court) (hereinafter also referred to as “AIA AG”) is a stock corporation that was founded in Germany and is domiciled in Munich, Germany. Its shares are quoted in Deutsche Börse’s General Standard trading segment. They are traded on an official stock exchange.

The activities of both the Company and its subsidiaries (hereinafter the “Group”) are described in Note 4 (“Segment reporting”).

2. Accounting policies

2.1. Preparation of the financial statements

The interim condensed consolidated financial statements of AIA AG for the period from January 1, 2012, to September 30, 2012, were prepared in accordance with IAS 34 Interim Reporting.

The interim condensed consolidated financial statements do not include all notes and disclosures required for year-end consolidated financial statements and should thus be read in connection with the consolidated financial statements as of December 31, 2011.

2.2. Changes in the accounting policies

Change in accounting methods

The accounting method used in accordance with IAS 8.14b with respect to the recognition of film distribution rights acquired for a period exceeding an onboard cycle was changed in connection with the preparation of the Company’s consolidated financial statements for the 2011 financial year.

In the past, these film distribution rights were shown under non-current intangible assets, amortized over their useful life and written down as necessary. Both the underlying amortization period and the amount were based on the distribution cycle and useful life of a film distribution right. Through the 2010 financial year, most new non-current film distribution rights that were acquired for a period exceeding a defined customer’s onboard cycle were purchased by our Indian subsidiary, Fairdeal Multimedia.

Following the acquisition of EIM and Emphasis in the middle of the 2011 financial year, the AIA Group has decided to change the accounting treatment of these rights as of December 31, 2011, in order to obtain information that is both more relevant and meaningful. These two acquisitions have enabled the AIA Group to significantly expand its position as a marketer of film licenses because the operating business of both EIM and Emphasis is focused solely on the marketing of film licenses. This development is reflected, among other things, in the adjustment of the Company’s segment reporting in that EIM, Emphasis and Fairdeal Multimedia also constitute the new Content segment (see note 4). A detailed analysis of all film distribution rights that are capitalized in this new segment was carried out in connection with the restructuring and resegmentation. Because the capitalized film distribution rights of the affected companies or segments are now held solely for sale during the normal course of business, the realization of which is expected to occur during the Group’s normal business cycle, the accounting treatment of the film distribution rights has been changed such that they are now reported in the consolidated statement of financial position as inventories under current assets. It is the Group’s view that this accounting treatment better reflects not just the circumstances of the Content segment but also the customary practices of its competitors in the industry. This change in the accounting treatment also entails a change in both the consolidated income statement and the consolidated statement of cash flows. The use of the film distribution rights and thus their amortization are no longer recognized in the consolidated income statement under amortization but instead are shown under the cost of materials. In terms of the Company’s financial performance, this means that the cost of materials has risen while amortization and

Notes to the interim condensed consolidated financial statements

(Selected notes to the consolidated financial statements)

2. Accounting policies  – (continued)

thus, in the final analysis, earnings before interest, taxes, depreciation and amortization (EBITDA) have fallen accordingly. The change in the accounting method does not affect the Group’s profit or loss before taxes or its net profit or loss for the period. In terms of the Group’s cash flows, this means that the reclassification of the film distribution rights has increased the net cash flows from operating activities and decreased the net cash flows from investing activities accordingly. The changed accounting method was applied retroactively for the first time for the consolidated financial statements as of December 31, 2011, in conjunction with IAS 8 and led to an adjustment of the financial data for the previous year. Please refer to the consolidated financial statements as of December 31, 2011, for more information and disclosures.

In the interim condensed consolidated financial statements as of September 30, 2012, the above-mentioned change in accounting method gives rise to the following adjustments of the consolidated income statement and the consolidated statement of cash flows for the comparative period from January 1 to September 30, 2011:

Income statement	In accordance with previous accounting method September 30, 2011	Changes	In accordance with new accounting method September 30, 2011
	EUR	EUR	EUR
Cost of materials	-50,812,579	-3,333,167	-54,145,746
Depreciation, amortization and impairment losses	-5,882,630	3,333,167	-2,549,462
Profit for the period	2,716,559	0	2,716,559

Statement of cash flows	In accordance with previous accounting method September 30, 2011	Changes	In accordance with new accounting method September 30, 2011
	EUR	EUR	EUR
Amortization and impairment of intangible assets	5,252,260	-3,333,167	1,919,093
Movements in inventories	-297,746	812,933	515,187
Other items related to operating activities	601,310	0	601,310
Net cash flows from operating activities	5,555,824	-2,520,234	3,035,590
Purchase of intangible assets	-3,928,736	2,520,234	-1,408,502
Other items related to investing activities	-13,202,742	0	-13,202,742
Net cash flows used in investing activities	-17,131,478	2,520,234	-14,611,244
Net cash flows from/used in financing activities	12,076,923	0	12,076,923
Net increase/decrease in cash and cash equivalents	501,269	0	501,269

New and revised standards and interpretations that were applied for the first time

The accounting policies that were used in the preparation of the company's consolidated financial statements as of December 31, 2011, were applied unchanged to its interim condensed consolidated financial statements.

Notes to the interim condensed consolidated financial statements

(Selected notes to the consolidated financial statements)

2. Accounting policies  – (continued)

The following standards and interpretations that were applied for the first time as of January 1, 2012, are an exception from this rule:

Amendment to IAS 12 — Deferred Tax: Recovery of Underlying Assets

The amendment clarifies the determination of deferred tax on investment property measured at fair value. For the sake of simplicity it is assumed that the fair value is determined by the sale of the property, which means that a sales view is also relevant for the measurement of deferred taxes. This assumption is nevertheless considered rebuttable where the investment property is depreciable and is held within a business model whose objective is to consume substantially all of the economic benefits in the investment property over time, rather than through sale. IAS 16 requires basing the measurement of non-consumable items of property, plant and equipment in accordance with the revaluation model on the assumption that they will be sold. The change must be applied to financial years beginning on or after January 1, 2012.

The Group does not have any investment property measured at fair value or assets measured using the revaluation model in accordance with IAS 16. Consequently, the amendment does not affect the Group’s consolidated financial statements.

The following amendments to the IFRSs did not affect the Group's accounting policies or its financial position, cash flows or financial performance.

Amendment to IFRS 7 — Financial Instruments: Disclosures on transfers of financial assets

The amendment requires extensive new disclosures for all transferred financial assets that are not derecognized in their entirety to enable users of the consolidated financial statements to understand the relationship between these assets and the associated liabilities. When the transferred financial assets are derecognized in their entirety, the entity is required to make disclosures in the event of continuing involvement. These aim to enable users to understand the nature of the transferred assets and the risk inherent in the entity's continuing involvement in the derecognized financial assets. The amendment must be applied for financial years beginning on or after July 1, 2011. No comparative figures are required. The amendment solely relates to the disclosures and does not affect the Group's financial position, cash flows and financial performance.

Amendment to IFRS 1 — Severe Hyperinflation and Removal of Fixed Dates for First-time Adopters

When the date of transition to IFRS of an accounting entity whose functional currency had been subject to severe hyperinflation in the past is on, or after, the functional currency normalization date, the entity may elect to measure all assets and liabilities held before the functional currency normalization date at fair value on the date of transition to IFRS. This fair value may be used as the deemed cost of those assets and liabilities in the opening IFRS statement of financial position. However, this exemption may only be applied to assets and liabilities that were subject to severe hyperinflation. The amendment must be applied for financial years beginning on or after July 1, 2011.

The Group did not opt for early application of other new or revised standards and interpretations that have been issued but are not yet required to be applied.

3. Business combinations

Acquisition of Inflight Management Development Centre (IMDC) Limited

Effective April 6, 2012, AIA AG acquired 100 percent of the voting shares in Inflight Management Development Centre (IMDC) Limited (“IMDC”), whose registered office is in the UK.

IMDC is a small UK-based consulting firm specialized in inflight entertainment. It was founded more than 12 years ago and provides inflight entertainment consulting services to numerous international carriers. Its portfolio of consulting services covers the following core areas: strategy; business planning & reporting;

Notes to the interim condensed consolidated financial statements

(Selected notes to the consolidated financial statements)

3. Business combinations  – (continued)

product evaluation; market research and analysis; executive training as well as project and interim management. The company has a staff of five and generated revenue of less than EUR 1 million in 2011. The main objective of the acquisition is to support the new strategic orientation of the AIA Group and build up additional consulting expertise.

The transaction was accounted for using the purchase method. The earnings of IMDC for the period of three months from the acquisition date are included in the interim condensed consolidated financial statements.

The preliminary acquisition-date fair values of the identifiable assets and liabilities of IMDC are as follows:

Items in the statement of financial position	Fair value as of the acquisition date
EUR
Assets
Intangible assets	1,009,714
Property, plant and equipment	5,133
Trade receivables	117,311
Other assets	227,858
Cash and cash equivalents	475,818
Total assets	1,835,834
Liabilities
Trade payables	-8,259
Other current liabilities	-125,182
Deferred tax liabilities	-223,156
Total liabilities	-356,597
Total identifiable net assets at fair value	1,479,237
Goodwill from acquiring the company	154,240
Purchase consideration transferred	1,633,477

The total acquisition costs of GBP 1,362 thousand (equivalent to EUR 1,633 thousand) comprise a cash payment of GBP 839 thousand (equivalent to EUR 1,006 thousand), the assumption of a liability of the seller in the amount of GBP 134 thousand (equivalent to EUR 161 thousand), a purchase price component in the discounted amount of GBP 146 thousand (equivalent to EUR 175 thousand) to be paid in installments over 36 months, as well as forecast earn-out payments totaling GBP 243 thousand (equivalent to EUR 292 thousand). Possible earn-out payments range from GBP 233 thousand to GBP 349 thousand. The earn-out payments relate to percentage shares of revenue for the period from April 6, 2012, to April 5, 2015, which are due on a quarterly basis when revenues are generated in new and specifically defined regions for the AIA Group. The transaction costs of EUR 45 thousand were expensed and are reported under other operating expenses in the consolidated income statement and under cash flows from operating activities in the consolidated statement of cash flows.

Cash outflow due to the company acquisition	EUR
Cash acquired with the subsidiary	475,818
Cash outflow	-1,006,322
Actual cash outflow at the time of initial consolidation	-530,504

The fair value of trade receivables amounts to EUR 117,311. The gross amount of trade receivables is EUR 124,013. The fair value of the trade receivables already considers a write-off in an amount of EUR 6,702.

Notes to the interim condensed consolidated financial statements

(Selected notes to the consolidated financial statements)

3. Business combinations  – (continued)

IMDC has contributed EUR 175 thousand to consolidated sales and EUR -84 thousand to consolidated earnings since the acquisition date. Had the business combination taken place at the start of the year, the net profit for the period relating to continuing operations would have been EUR 4,181 thousand and sales revenue from continuing operations would have been EUR 99,355 thousand.

The acquisition of IMDC was recognized in accordance with the provisions of IFRS 3 and IAS 27. The purchase price was allocated to all identifiable assets, liabilities and contingent liabilities. This approach resulted in the identification of the intangible assets, “customer relationships” and “non-compete clause.” These assets were recognized at their fair values. They are amortized over a period of 5 years using the straight-line method. The fair value of the acquired customer relationships and the non-compete clause at the acquisition date is preliminary. These assets developed as follows from the date of initial consolidation to September 30, 2012 (due to amortization and changes in foreign exchange rates):

Purchase price allocation	EUR
Customer relationships	578,007
Non-compete clause	431,706
Balance as of April 6, 2012	1,009,713
Customer relationships	543,575
Non-compete clause	405,990
Balance as of September 30, 2012	949,565

The recognized goodwill arises from the synergies and other benefits that the combination of the assets and activities of IMDC with those of the Group is expected to generate. The Company assumes that the recognized goodwill will not be tax deductible.

Additional information on the prior-year acquisition

The Group acquired 100 percent of the voting shares in EIM with effect from June 1, 2011. The consideration paid for this included contingent consideration. When the relevant EBIT was being determined for the first earn-out period, the earn-out liability recognized until then was increased by EUR 39 thousand. This adjustment did not result in changes to goodwill but was recognized as an expense in the consolidated income statement because EBIT was determined after the end of the measurement period.

4. Segment reporting

Segmentation follows the management approach in accordance with IFRS 8 (Operating Segments). Thereunder, both the delineation of the segments and all related disclosures must fulfill the criteria the management uses for purposes of allocating resources and evaluating the performance of the Group’s components. The segment reporting below follows this definition.

In the CSP segment, the AIA Group, in concert with its subsidiaries, focuses primarily on making content available for inflight entertainment systems and all associated services. The AIA Group’s services range from selection, purchase, production and technical adjustment of content all the way to customer support in connection with the integration and servicing of inflight entertainment programs. The content mainly comprises audio and video programs (feature films, TV programs, news, sports etc.), as well as electronic games. Our services also include the development of graphical user interfaces (GUI) for a variety of inflight entertainment applications; database management related to the overall management of inflight entertainment; as well as both technical integration and operation of the respective on-board systems. For quite some time now, the AIA Group has also been developing applications for the next generation of inflight entertainment systems — particularly through its Canadian subsidiary DTI — that carriers will use to offer their passengers additional services above and beyond “conventional” entertainment such as electronic menus and magazines, or even the option of purchasing all kinds of products.

Notes to the interim condensed consolidated financial statements

(Selected notes to the consolidated financial statements)

4. Segment reporting  – (continued)

In the Content segment, the AIA Group, again in concert with its subsidiaries, focuses on marketing film distribution rights. Here, the main focus is on all activities associated with the procurement and marketing of content for inflight entertainment. The acquisition of Emphasis and EIM — two leading marketers in their respective area of inflight entertainment licenses for both film and TV productions — enabled the AIA Group in mid-2011 to substantially expand its positioning in the Content segment. Thanks to these two acquisitions, for the first time the AIA Group now has major holdings of own distribution rights for inflight entertainment content.

All other activities, which basically encompass substantive and technical services, are combined in the CSP segment.

Management monitors each unit's operating profit separately in order to make decisions concerning the allocation of resources and determine each unit's profitability. Each segment's development is assessed based on its operating profit. The Group's financing (including finance cost and income), as well as corporate income taxes, are managed groupwide; they are not allocated to individual operating segments.

Intragroup pricing between the operating segments is determined at market rates as if in arms' length transactions. The operating segments were combined as follows to form the reportable operating segments.

IFP Germany, IFEL, DTI Software, IMDC and Inflight Productions, along with their respective subsidiaries, have been combined to form the CSP segment.

Fairdeal Multimedia, Fairdeal Studios as well as EIM and EVE comprise the Content segment.

Key segment figures are:

Segments Jan. 1 to Sep. 30, 2012	CSP	Content	Total Segments	Holding Other & consolidation	Group
	EUR thsd.	EUR thsd.	EUR thsd.	EUR thsd.	EUR thsd.
Revenue	76,912	27,830	104,742	-5,587	99,156
External revenue	76,825	22,331	99,156	0	99,156
Intersegment revenue	87	5,500	5,587	-5,587	0
Segment operating profit	6,981	1,920	8,901	-572	8,329

Segments Jan. 1 to Sep. 30, 2011	CSP	Content	Total Segments	Holding Other & consolidation	Group
	EUR thsd.	EUR thsd.	EUR thsd.	EUR thsd.	EUR thsd.
Revenue	81,252	10,353	91,605	-2,511	89,094
External revenue	81,183	7,911	89,094	0	89,094
Intersegment revenue	69	2,442	2,511	-2,511	0
Segment operating profit	5,334	457	5,792	-1,638	4,154

Notes to the interim condensed consolidated financial statements

(Selected notes to the consolidated financial statements)

4. Segment reporting  – (continued)

Segment assets/ Segment liabilities	CSP	Content	Total Segments	Holding Other & consolidation	Group
	EUR thsd.	EUR thsd.	EUR thsd.	EUR thsd.	EUR thsd.
Carrying amount of segment assets as of September 30, 2012	109,689	41,685	151,374	-3,891	147,483
Segment liabilities as of September 30, 2012	53,602	19,907	73,509	-7,160	66,349
Carrying amount of segment assets as of December 31, 2011	121,166	39,828	160,994	-44,137	116,857
Segment liabilities as of December 31, 2011	64,834	18,266	83,100	-17,351	65,749

Reconciliation of the result	September 30, 2012	September 30, 2011
	EUR thsd.	EUR thsd.
Segment result	8,901	5,792
Result of Group holding AIA AG	-530	-1,739
Result of other non-operating entities	-19	-28
Consolidation	-23	129
Consolidated net profit	8,329	4,154

5. Goodwill impairment and intangible assets with indefinite useful lives

Goodwill

Goodwill is regularly tested for impairment once a year as of December 31 and also if there is any indication that the asset may be impaired. The Group’s impairment tests for goodwill are based on the calculation of the value in use using the discounted cash flow method. The basic assumptions for determining the recoverable amount for the different cash-generating units were explained in the consolidated financial statements for the year ended December 31, 2011.

When examining whether there are any indications that the asset could be impaired, the Group takes account of various factors including, in particular, the deviation of the profit/loss of the individual cash-generating units from planning as well as the outlook for the 9-months period of the financial year. Taking these factors into account, management did not see any need to conduct additional impairment tests as of September 30, 2012.

Sensitivity in relation to changes in the assumptions made

There are no significant changes in the disclosures about sensitivity for the computation of the value in use of the cash-generating units compared with the end of 2011. The Company’s management holds the view that no change that could be reasonably believed possible in one of the basic assumptions made to determine the value in use of the cash-generating units could result in the carrying amount of the cash-generating units exceeding its value in use.

Intangible assets with indefinite useful lives

The Group’s intangible assets include a portfolio of more than 750 film rights, among other things. Some of these film rights may be used in perpetuity. For purposes of impairment testing, the film rights were combined into the cash-generating unit, “IFEL,” which is allocated to the CSP segment. These film rights are immaterial for the Group and management also did not see any need to conduct additional impairment tests for this intangible asset as of September 30, 2012.

Notes to the interim condensed consolidated financial statements

(Selected notes to the consolidated financial statements)

5. Goodwill impairment and intangible assets with indefinite useful lives  – (continued)

The carrying amounts of the goodwill allocated to the cash-generating units:

	IFP Germany		IFEL		IFP Group
	Sep. 30, 2012	Dec. 31, 2011	Sep. 30, 2012	Dec. 31, 2011	Sep. 30, 2012	Dec. 31, 2011
	EUR thsd.	EUR thsd.	EUR thsd.	EUR thsd.	EUR thsd.	EUR thsd.
Carrying amount of goodwill	496	496	689	689	9,002	8,653
Impairment loss	—	—	—	—	—	—

	DTI Group		Fairdeal Group		EIM
	Sep. 30, 2012	Dec. 31, 2011	Sep. 30, 2012	Dec. 31, 2011	Sep. 30, 2012	Dec. 31, 2011
	EUR thsd.	EUR thsd.	EUR thsd.	EUR thsd.	EUR thsd.	EUR thsd.
Carrying amount of goodwill	15,866	15,241	972	967	4,314	4,311
Impairment loss	—	—	—	—	—	—

	EVE		IMDC
	Sep. 30, 2012	Dec. 31, 2011	Sep. 30, 2012	Dec. 31, 2011
	EUR thsd.	EUR thsd.	EUR thsd.	EUR thsd.
Carrying amount of goodwill	7,625	7,606	161	—
Impairment loss	—	—	—	—

The changes in the carrying amounts of goodwill shown above result exclusively from foreign currency effects.

6. Income taxes

The Group calculates income tax expenses for the period using the tax rate to be applied for all expected income. This means that the estimated effective average annual tax rate is applied to the earnings before taxes for the interim period.

The income tax expense shown in the consolidated income statement essentially comprises the following elements:

Income tax expense	Jan. 1 – Sep. 30, 2012	Jan. 1 – Sep. 30, 2011
	EUR thsd.	EUR thsd.
Income taxes
Current income tax expense	-3,112	-1,818
Deferred income tax expense related to the origination or reversal of deferred taxes	6	761
Income tax expense	-3,106	-1,056
Income tax recognized in other comprehensive income	-11	-5
Total income taxes	-3,117	-1,061

Deferred taxes for the 9 — months period were mainly driven by the reversal of deferred tax assets on unused loss carryforwards of AIA AG in the amount of EUR 1,516 thousand.

7. Components of other comprehensive income

Please see the consolidated statement of comprehensive income for the components of other comprehensive income.

Notes to the interim condensed consolidated financial statements

(Selected notes to the consolidated financial statements)

8. Property, plant and equipment

Additions and disposals

The Group acquired property, plant and equipment at a cost of EUR 802 thousand (September 30, 2011: EUR 569 thousand) between January 1, 2012, and September 30, 2011. This amount does not contain the property, plant and equipment acquired in connection with the business combination (see Note 3).

A property owned by the subsidiary IFP UK was sold in January 2012. This generated an accounting profit of of EUR 705 thousand.

9. Intangible assets

Film rights

The intangible assets include non-current film rights. By definition, the assumptions used to measure the film rights are subject to estimation uncertainty that are reflected in the currently expected discounted cash flows from the relevant film rights.

Non-current film rights are generally measured at cost less amortization and impairment losses. Amortization is recognized in line with the proceeds generated at the individual stage of exploitation and reported accordingly in the financial statements.

No amortization was recognized on the Company’s non-current film assets as of September 30, 2012. As in the prior-year period, no impairment losses were charged either. The carrying amount of the non-current film assets as of September 30, 2012 is EUR 57 thousand (December 31, 2011: EUR 57 thousand).

Other intangible assets

Other intangible assets include internally developed software at the subsidiary DTI. An impairment test performed during the first half year 2012 identified the need to impair capitalized development costs. An amount of EUR 211 thousand was written down in this connection (EUR 0 during comparison period 2011).

10. Inventories

Inventories as of September 30, 2012 include physical stocks of EUR 1,188 thousand (December 31, 2011: EUR 800 thousand) and advance payments for merchandise of EUR 570 thousand (December 31, 2011: EUR 953 thousand). The film rights for the airline sector that are acquired for a longer period of time than a defined customer’s “onboard cycle,” are also shown here. As of the reporting date, they were EUR 9,392 thousand (December 31, 2011: EUR 9,948 thousand).

11. Financial assets and financial liabilities

11.1. Financial assets

The financial assets consist of the following items:

Financial assets	Sep. 30, 2012	Sep. 30, 2011
	EUR thsd.	EUR thsd.
Financial assets, non-current
Available-for-sale financial assets (Row 44 Inc)	20,893	0
Available-for-sale financial assets (Guestlogix Inc)	2,412	0
Time deposits	68	0
	23,373	0
Financial assets, current
Loan receivable (current)	17	17

The item “Available-for-sale financial assets” mainly consists of the minority stake in shares in Row 44 Inc. in an amount of EUR 19,853 thousands, which were contributed to AIA AG as a non-cash contribution

Notes to the interim condensed consolidated financial statements

(Selected notes to the consolidated financial statements)

11. Financial assets and financial liabilities  – (continued)

effected through a capital increase against contributions in kind. The shares were recognized for the first time in July 2012 at their fair value (see Note 17). As of the reporting date, the subsequent fair value calculation as of September 30, 2012 resulted in an increase in value of EUR 1,040 thousand, which was recognized directly in accumulated other comprehensive income.Additionally this position consists of a minority stake in shares in Guestlogix Inc. in an amount of EUR 2,412 thousand. The shares in Guestlogix Inc. were initially recorded in August 2012. According to IAS 39, the difference between the transaction price and the stock market price at the acquisition date (EUR 386 thousand) was directly recognized in the consolidated statement of income as a “day 1 loss”. As of the reporting date, the fair value of the shares increased by EUR 388 thousand. All fair value changes resulting from the subsequent measurement of available-for-sale assets were directly recorded in accumulated other comprehensive income (IAS 39).

11.2. Financial liabilities

The Group uses futures to hedge a portion of its transaction risks, as well as to minimize the risk of increases in variable interest rates. Other liabilities of EUR 166 thousand from interest rate swaps were recognized as of the reporting date; of these, EUR 152 thousand were non-current and EUR 14 thousand were current (December 31, 2011: EUR 153 thousand, non-current).

The balances of non-current financial liabilities were as follows:

Non-current financial liabilities	Sep. 30, 2012	Dec. 31, 2011
	EUR thsd.	EUR thsd.
Earn-out liability	1,570	1,784
Producer fees	1,106	684
Derivatives (interest rate swaps)	152	153
Purchase price installments, liabilities	84	0
Interest, banks	0	34
	2,912	2,655

The balances of current financial liabilities were as follows:

Current financial liabilities	Sep. 30, 2012	Dec. 31, 2011
	EUR thsd.	EUR thsd.
Earn-out liability	997	854
Derivatives (interest rate swaps)	14	0
Interest, banks	95	34
	1,106	888

Contingent compensation was agreed as part of the purchase agreement with the former owners of EIM. This compensation was dependent on the earnings performance of the purchased company. Under this agreement, the amount to be paid for the first earn-out period was determined on June 29, 2012. In this context, the liability was increased by the equivalent of EUR 39 thousand.

Interest-bearing loans and borrowings

Bank overdrafts

The bank overdrafts are secured by a portion of the current assets of the Group’s local subsidiaries.

Bank loan with an initial nominal value of EUR 11,000,000

In June 2011, AIA AG took out an unsecured four-year loan of EUR 11,000 thousand from UniCredit Bank AG, Munich, Germany, to finance a portion of the acquisitions of EIM and EVE. The loan is subject to initial repayment of EUR 500 thousand and thereafter regular half-yearly repayments of EUR 1,500 thousand, no

Notes to the interim condensed consolidated financial statements

(Selected notes to the consolidated financial statements)

11. Financial assets and financial liabilities  – (continued)

prepayment penalties and variable interest based on the six-month Euribor plus 2.35 percent. In order to avoid any exposure to the risk from rising interest rates associated with variable interest obligations, also in June 2011 a portion of the variable interest payments was converted into fixed interest obligations by means of interest rate swaps over the term of the loan.

Under the terms of the loan agreement, mandatory special loan payments are agreed under certain conditions. Due to an additional clarification agreement in the third quarter 2012 regarding the calculation method to apply, the Group has to pay a special loan payment of EUR 1,000 thousand for fiscal year 2011 that will be due on December 31, 2012. Based on the current estimate of the earnings for 2012, the provision regarding mandatory special loan payments will probably be applied again and result in a mandatory special loan payment of EUR 1,000 thousand, payable as of June 30, 2013. As a result, the repayment period and thus the loan will now end six months earlier than originally envisaged. These special loan payments result in a reclassification of the amount of the special loan payments to the current portion of the loan.

As of September 30, 2012, the non-current portion of the loan amounts to EUR 3,959 thousand and the current portion amounts to EUR 4,901 thousand (December 31, 2011: EUR 7,475 thousand non-current and EUR 2,844 thousand current).

Subordinated bank loan with an initial nominal value of EUR 2,000,000

The non-current financial liabilities include liabilities of nominally EUR 2,000 thousand from taking up mezzanine capital through a financing program of Capital Efficiency Group AG, Zug, Switzerland. This financing program has a term of seven years and runs until March 7, 2014. The interest is 8.8 percent per annum. A payment of 1 percent p.a. must be made each year and interest of 7.8 percent on the principal must be paid every quarter. The liability's carrying amount as of September 30, 2012, was EUR 1,983 thousand (December 31, 2011: EUR 1,974 thousand).

Mortgage with an initial nominal value of GBP 250,000

In 1999, Inflight Productions Limited, London, UK, obtained a mortgage for initially GBP 250,000 from HSBC, London, UK, to finance real property. The mortgage initially ran until December 31, 2014, and had an interest rate of 3 percent above the base rate of the Bank of England. The remaining balance was discharged ahead of schedule in January 2012 in connection with the sale of the property. No prepayment penalty was incurred thereby. As of December 31, 2011, the entire debt (EUR 82 thousand) was classified as current.

Annuity loan for originally EUR 727,524

In December 2007, AIA AG signed a loan agreement for up to EUR 800 thousand with HVB Investitionsbank GmbH, Munich, to finance investments in hardware for the technical services of The Lab.Aero, a subsidiary of Inflight Productions Inc., Los Angeles, USA. This loan has a term of five years, which started with the first installment payment once absolutely all purchase contracts for the individual pieces of equipment were closed in August 2008. The non-current portion of the loan outstanding is EUR 111 thousand (December 31, 2011: EUR 159 thousand), the current portion EUR 85 thousand (December 31, 2011: EUR 142 thousand).

11.3. Hedge accounting and derivatives

Cash flow hedges

AIA AG entered into an interest rate swap with HypoVereinsbank AG, Munich, on June 9, 2011, in connection with the loan for the acquisitions. The interest rate swap stipulates a fixed interest rate of 2.50% on EUR 5,500 thousand in lieu of variable interest payments in order to preclude any risk from rising short-term interest rates.

The terms of the interest rate swap were negotiated in accordance with the terms of the underlying loan. The fixed-interest payments are tailored to the structure of the underlying loan agreement such that the initially

Notes to the interim condensed consolidated financial statements

(Selected notes to the consolidated financial statements)

11. Financial assets and financial liabilities  – (continued)

stipulated half-yearly variable interest payments were partially replaced by defined fixed interest payments. The hedge of the cash flows from expected future interest payments deemed to be highly effective until June 30, 2012.

Due to the mandatory special loan payments, which shortened the term of the loan, the interest rate swap no longer satisfies the conditions for hedge accounting set out in IAS 39, which means this will have to be abandoned. As a result, the unrealized losses previously recognized in equity will have to be reclassified to profit or loss. In accordance with the expected cash flows from the hedged item, this reclassification will be made over the remainder of the loan term.

Of the hedging instruments, unrealized losses of EUR 25 thousand as of September 30, 2012 were thus reclassified from other comprehensive income to the income statement, taking deferred tax liabilities of EUR 8 thousand into account. The remaining unrealized losses of EUR 103 thousand, which were recognized in other comprehensive income up to June 30, 2012 will be recycled to the income statement in future periods using the digital method.

Additionally the Group has two other interest rate swaps as of September 30, 2012, and December 31, 2011, which were designated as hedges of interest payments under the February 2008 loan agreement at the time they were entered into. Due to the mandatory special loan payment made in 2010, which shortened the term of the loan, the interest rate swaps in the previous year no longer satisfied the conditions for hedge accounting set out in IAS 39, which meant this had to be abandoned. As a result, the unrealized losses previously recognized in equity were reclassified to the income statement in the consolidated financial statements as of December 31, 2011.

These derivatives were also designated as measured at fair value through profit or loss from the date on which the hedge accounting ended.The change in the fair values of these contracts results in gains or losses that are recognized in profit or loss. Gains amounting to EUR 20 thousand were recognized from this measurement in the reporting period (as of September 30, 2011: EUR 49 thousand).

The following overview reflects the performance of the derivatives as well as the cash flow hedge position in equity:

Derivatives	Assets Sep. 30 2012	Liabilities Sep. 30 2012	Assets Dec. 31, 2011	Liabilities Dec. 31, 2011
	EUR thsd.	EUR thsd.	EUR thsd.	EUR thsd.
Fair value of the derivatives	—	166	—	153
Derivatives not designated as hedging instruments

Now and again, the Group uses foreign exchange futures to hedge a portion of its transaction risks from its operating business. These derivatives do not qualify for hedge accounting. However, no such contracts were made in the first nine months of 2011 and 2012.

Hedge of a net investment in a foreign operation

As in the previous year, in 2012 no foreign currency loans were obtained to hedge a net investment in a foreign operation.

Fair value hierarchy

All financial instruments recognized at fair value are allocated to one of the three categories defined below:

Level 1 — Listed market prices

Level 2 — Valuation techniques (input parameters based on observable market data)

Level 3 — Valuation techniques (input parameters not based on observable market data)

As of September 30, 2012, the Group was holding the following financial instruments recognized at fair value:

Notes to the interim condensed consolidated financial statements

(Selected notes to the consolidated financial statements)

11. Financial assets and financial liabilities  – (continued)

Financial assets measured at fair value:

	Sep. 30, 2012	Level 1	Level 2	Level 3
	TEUR	TEUR	TEUR	TEUR
Available-for-sale assets (Guestlogix Inc)	2,412	2,412
Available-for-sale assets (Row 44 Inc)	20,893			20,893

Financial liabilities measured at fair value:

	Sept 30, 2012	Level 1	Level 2	Level 3
	EUR thsd.	EUR thsd.	EUR thsd.	EUR thsd.
Interest rate swap – no hedge	166		166

There were no reclassifications between Level 1 and Level 2 in the period from January 1 until September 30, 2012, and no reclassifications from or into Level 3, nor were there any reclassifications between the individual levels of the fair value hierarchy in the same period the previous year. There were no changes in the purpose of the financial assets, which would have triggered a change in their respective classification.

12. Cash and cash equivalents

Cash and cash equivalents in the consolidated statement of cash flows are composed of the following items:

Development of cash and cash equivalents	Sep. 30, 2012	Dec. 31, 2011
	EUR thsd.	EUR thsd.
Cash at banks	18,705	15,715
Restricted bank accounts	232	232
Time deposits	35	0
Cash-in-hand	32	13
	19,004	15,960

13. Issued capital and reserves

13.1 Issued capital

The Company's subscribed capital as of September 30, 2012, was EUR 23,914,159.00. It is denominated in 23,914,159 no-par bearer shares. These shares have been fully issued and paid in. There are no preferences or restrictions attached to the shares.

The subscribed capital/number of shares outstanding changed as follows during the reporting period.

The Management Board resolved on May 29, 2012, with the approval of the Supervisory Board, to increase the Company’s share capital from then EUR 16,688,091.00 by up to EUR 1,854,232.00 to a maximum of EUR 18,542,323.00 through the issuance of up to 1,854,232 new no-par bearer shares with a pro-rata interest of EUR 1.00 per share in the Company’s share capital (“New Shares”) in return for cash contributions. All of the new shares were issued at an offer price of EUR 3.00 share. The capital increase was recorded in the appropriate German Commercial Register on June 26, 2012. The new shares were listed on June 27, 2012.

A total of 116,666 stock options were exercised in the first half of the 2012 financial year. The shares underlying the stock options were issued by drawing on Contingent Capital 2007/I.

The capital increase against contributions in kind of EUR 5,255,170.00 resolved on May 29, 2012, as part of the acquisition of a minority stake in Row 44 Inc., involving the issuance of 5,255,170 new shares, was entered in the relevant commercial register on July 2, 2012. This increases the share capital of AIA AG to EUR 23,914,159.00 as of July 2, 2012. The new shares from the capital increase against contributions in kind

Notes to the interim condensed consolidated financial statements

(Selected notes to the consolidated financial statements)

13. Issued capital and reserves  – (continued)

will be admitted to trading in the Regulated Market (General Standard) on the Frankfurt Stock Exchange at a later date. For the development of equity we refer to the separate statement of changes in equity.

13.2 Reserves

Share Premium

Capital reserves are recognized in accordance with requirements of the law. share premium comprise the premium received from capital increases after deducting the costs for the equity transaction.

The share premium as of September 30, 2012, was EUR 30,424 thousand (December 31, 2011: EUR 12,059 thousand).

Retained earnings

Retained earnings totaling EUR 23,284 thousand (December 31, 2011: EUR 21,210 thousand) are comprised as follows:

Development of retained earnings	EUR thsd.
Brought forward as of December 31, 2011	21,210
Dividend paid	-2,003
Profit for the period	4,077
Balance as of September 30, 2012	23,284

14. Share-based payment

On May 15, 2008, 400,000 stock options were granted to Management Board members and the managing directors of subsidiaries as well as its present or future associates, pursuant to the Stock Option Plan 2007. The options' exercise price of EUR 2.03 corresponded to the average of the opening and closing prices of the shares of Advanced Inflight Alliance AG in XETRA trading on the last five trading days before the relevant stock option was issued.

The stock options may be exercised only if the average of the opening and closing prices of the shares of AIA AG in XETRA trading (or a successor system that has taken its place) on the last five trading days prior to the onset of the given exercise period have risen by at least 20 percent over the exercise price for the first third (option terms and conditions, item 5.1 sentence 2) of the options granted in a tranche, by at least 30 percent over the exercise price for the second third (option terms and conditions, item 5.1 sentence 3) of the options granted in a tranche, and by at least 40 percent over the exercise price for the final third (option terms and conditions, item 5.1 sentence 4) of the options granted in a tranche.

On May 8, 2009, a further 400,000 stock options were granted to the members of the Management Board and to managing directors of subsidiaries under this stock option plan. The options' exercise price of EUR 2.32 corresponded to the average of the opening and closing prices of the shares of Advanced Inflight Alliance AG in XETRA trading on the last five trading days before the relevant stock option was issued. All other terms and conditions of the option plan remained unchanged.

The resignation of Management Board members in 2010 caused the 200,000 stock options granted to them to lapse.

A total of 116,663 stock options were exercised in the 2011 financial year. Furthermore, a total of 228,334 stock options lapsed due to the resignation of the stock option holders. Hence a total of 255,003 stock options were outstanding as of December 31, 2011.

A total of 116,666 stock options were exercised in the first third quarters of 2012. Hence a total of 138,337 stock options were outstanding as of September 30, 2012.

Notes to the interim condensed consolidated financial statements

(Selected notes to the consolidated financial statements)

15. Contingent liabilities

If it is likely that fulfillment will entail the possibility of an outflow of resources embodying economic benefits, the risk to which the Company is exposed is taken into account accordingly in the consolidated financial statements by means of provisions. In case of a possible but unlikely outflow as defined in IAS 37.86, its financial effects shall be disclosed instead in the notes as a contingent liability.

Currently, claims for repayment are being brought against the Group in connection with payments it received in the 2008 financial year. The Group estimates that the likelihood of being held liable is less than 50 percent and thus has not set up provisions to that end. It is not making any additional disclosures on this matter pursuant to IAS 37.92 because it has come to the conclusion that any such disclosures might adversely affect the outcome of the matter.

16. Commitments and other financial obligations

The following other financial obligations existed as of September 30, 2012:

Other obligations	Within one year	After one but not more than five years	More than five years
	EUR thsd.	EUR thsd.	EUR thsd.
Medium-term purchasing contracts	10,353	10,526	193
Rent	1,754	3,101	0
Leasing	69	117	0
Balance on September 30, 2012	12,176	13,744	193
Balance on December 31, 2011	11,799	17,229	193

There are medium-term purchasing contracts in place with film studios and other licensors, from which payment obligations of approximately EUR 21,072 thousand (December 31, 2011: EUR 21,604 thousand) result within the next years.

The lease agreements concern the lease of office equipment and vehicles. These leases constitute operating leases because the economic risk thereunder was not transferred to the Group, with the result that the relevant items are not recognized as assets and liabilities of the Group but rather as current lease expenses.

17. Related party disclosures

The following related party transactions were entered into in the reporting period:

During the reporting period, the Group company Inflight Productions Inc., Los Angeles, USA, occasionally rented an apartment from 13029 Mindanao #5 Inc., Los Angeles, USA, (“13029 Mindanao”) to accommodate employees and customers, for which it paid rent equivalent to EUR 3 thousand (prior-year period: EUR 6 thousand). The owners of 13029 Mindanao are current and former managing directors of Inflight Productions Limited, London, United Kingdom. As of September 30, 2012, there were unpaid rent liabilities due to 13029 Mindanao equivalent to EUR 0 thousand (December 31, 2011: EUR 1 thousand).

The Group company, Inflight Productions Ltd, London, UK, received consulting services from Inflight Management Development Centre (IMDC) Limited, Derbyshire, UK, during the reporting period and before being a member of the AIA Group. The shareholder/managing director of this entity also served as the interim manager of Inflight Productions Ltd, London, UK, at that time. The equivalent of EUR 72 thousand (prior-year period: EUR 70 thousand) were paid in consulting fees for the aforementioned services. There were no unpaid liabilities as of the reporting dates.

The Group company Inflight Productions Ltd, London, UK, received consulting services from Ganymede Media Technologies Inc, Hmovil, Israel, during the reporting period. The shareholder/managing director of this entity also serves as an advisor for the AIA Group and is a member of the Group's Executive Management

Notes to the interim condensed consolidated financial statements

(Selected notes to the consolidated financial statements)

17. Related party disclosures  – (continued)

Committee (EMC). The equivalent of EUR 67 thousand were paid in consulting fees for the aforementioned services. There were no unpaid liabilities as of September 30, 2012. No transactions of this kind took place in the previous year.

The Group company Inflight Productions Ltd, London, UK, received consulting services from Mr. Mica Lawrence during the reporting period. Mr. Lawrence serves as an advisor for the AIA Group and is a member of the Group's Executive Management Committee (EMC). The equivalent of EUR 133 thousand were paid in consulting fees for the aforementioned services. As of September 30, 2012, there were unpaid liabilities equivalent to EUR 27 thousand. No transactions of this kind took place in the previous year.

In the reporting period, the Group company Fairdeal Multimedia rented office space belonging to the company's managing director, for which it paid rent equivalent to EUR 17 thousand (prior-year period: EUR 18 thousand). As of September 30, 2012, there were unpaid rent liabilities equivalent to EUR 10 thousand (December 31, 2011: EUR 0 thousand).

In the reporting period, the Group company Fairdeal Studios rented office space belonging to the company's managing director, for which it paid rent equivalent to EUR 10 thousand (prior-year period: EUR 11 thousand). As of September 30, 2012, there were unpaid rent liabilities equivalent to EUR 2 thousand (December 31, 2011: EUR 0 thousand).

In the reporting period, the Group company Entertainment in Motion rented office space belonging to a company in which the company's managing directors have a stake. Rent equivalent to EUR 94 thousand was paid for this office space in the reporting period (prior-year period: EUR 57 thousand). There were no unpaid lease liabilities as of September 30, 2012. EIM also made a loan to the managing director. As of September 30, 2012, the outstanding balance on the loan was EUR 17 thousand (December 31, 2011: EUR 17 thousand).

The Management Board of AIA AG resolved on May 29, 2012, with the approval of the Supervisory Board, to acquire a minority stake in Row 44 Inc., Westlake Village, California, USA. After the preparation of the final contract documents was completed on June 8, 2012, the Management Board of AIA AG signed the corresponding agreements for the acquisition of 84,695,034 shares (corresponding to an investment of around 11.6 percent). The interests in Row 44 Inc. were sold by the major shareholder PAR Investment Partners L.P. To finance the transaction, the Management Board of AIA AG also resolved on May 29, 2012, with the approval of the Supervisory Board, to increase the Company's share capital by EUR 5,255,170.00 by way of a capital increase against contributions in kind through the issuance of 5,255,170 new shares (using some of the authorized capital and excluding shareholders' subscription rights). All of the new shares created through the capital increase against contributions in kind were subscribed by PAR Investment Partners L.P. The new shares carry dividend rights from January 1, 2012. As compensation for the new shares of AIA AG, PAR Investment Partners L.P. transferred the 84,695,034 interests in Row 44 Inc. to AIA AG. These interests in Row 44 Inc. were valued at USD 25,000,000 at the acquisition date.

18. Reconciliation of IFRS to U.S. GAAP

The consolidated financial statements of the AIA Group have been prepared in accordance with IFRS, which vary in certain respects from accounting principles generally accepted in the United States of America (U.S. GAAP).

The application of U.S. GAAP would have affected net income and earnings per share for each of the nine months periods ended September 30, 2012 and 2011 and shareholders' equity as of September 30, 2012 and December 31, 2011 to the extent described below.

Notes to the interim condensed consolidated financial statements

(Selected notes to the consolidated financial statements)

18. Reconciliation of IFRS to U.S. GAAP  – (continued)

Reconciliation of net income from IFRS to U.S. GAAP:

		For the 9 months ended,
	Notes	2012 EUR thousand	2011 EUR thousand
Profit for the period as reported in the consolidated financial statements under IFRS		4,077	2,717
Capitalized development costs	a)	(611)	(297)
Cash flow hedges	b)	16	(71)
Termination benefits	c)	(399)	0
Financial assets transaction costs	d)	(690)	0
Deferred tax effect on US GAAP adjustments		519	85
Profit for the period as reported under U.S. GAAP		2,912	2,434
Basic earnings per share under U.S. GAAP (in EUR)		0,15	0.16
Diluted earnings per share under U.S. GAAP (in EUR)		0,15	0.16

Reconciliation of shareholders’ equity from IFRS to U.S. GAAP:

		As of
	Notes	September 30, 2012 EUR thousand	December 31, 2011 EUR thousand
Shareholders' equity as reported in the consolidated financial statements under IFRS		81,134	51,108
Capitalized development costs	a)	(4,607)	(3,995)
Termination benefits	c)	0	399
Financial assets transaction costs	d)	(690)	0
Subsequent measurement of investments	e)	(350)	0
Deferred tax effect on US GAAP adjustments		1,473	943
Shareholders' equity reported under U.S. GAAP		76,960	48,455

Component of shareholders' equity in accordance with US GAAP:

	As of
	September 30, 2012 EUR thousand	December 31, 2011 EUR thousand
Issued capital	23,914	16,688
Share premium	30,424	12,059
Retained earnings	19,386	18,477
Other components of equity	3,236	1,231
Total	76,960	48,455

(a) Intangible assets — capitalization of development cost

The AIA Group, through its subsidiaries DTI Software and DTI Software Solutions, Inc., incurred development costs in connection with the development of online games and applications.

Notes to the interim condensed consolidated financial statements

(Selected notes to the consolidated financial statements)

18. Reconciliation of IFRS to U.S. GAAP  – (continued)

Product development costs associated with a single project are capitalized as an intangible asset under IAS 38 if certain criteria are met. After initial recognition, development costs are accounted for using the cost model less any accumulated amortization and any accumulated impairment losses. They are amortized upon completion of the development phase and from the date on which the asset can be used. The amortization is recorded over the period for which future economic benefits are expected. An impairment test is conducted annually during the development phase.

Under U.S. GAAP capitalization of product development costs under ACS 985-20 is permitted only upon having demonstrated that the technological feasibility of the product is established and is ceases upon the product being available for general release of the product. As a result, for US GAAP purposes, development costs were expensed as incurred.

The net income adjustments in 2012 and 2011 reflect development costs capitalized under IFRS but expenses for US GAAP as well as the reversal of amortization of capitalized development costs recorded under IFRS as well as the reversal of impairment charges recorded on capitalized development costs under IFRS.The shareholders' equity adjustments as of September 30, 2012 and December 31, 2011 reflect the cumulative effect of the reversal of capitalization, amortization and impairment losses on development costs for each respective period end.

The following table summarizes the total research and development costs charged to expense for the nine months ended on September 30, 2012 and September 30, 2011:

For the periods ended September 30,	2012 EUR thousand	2011 EUR thousand
R&D costs	1,608	581

(b) Hedge Accounting

The AIA Group has historically entered into various interest rate payer-swap agreements to hedge against interest rate risk due to variable benchmark interest rates in its loan agreements. AIA designated the respective swaps as hedging instruments in cash flow hedges under IFRS (IAS 39).

Two payer-swaps were entered into during fiscal year 2008. Both were designated as hedging instruments to hedge a loan agreement. The hedging relationship was discontinued on January 1, 2010 due to prospective ineffectiveness. The cumulative gains and losses on the hedging instruments that have been recognised in other comprehensive income during the period when the hedge was effective were amortized over the remaining life of the hedged item.

A third payer-swap was entered into during fiscal year 2011. It was designated as hedging instrument to hedge a new loan agreement. The hedging relationship was discontinued on July 1, 2012 due to prospective ineffectiveness. The cumulative gains and losses on the hedging instrument that have been recognised in other comprehensive income during the period when the hedge was effective were amortized over the remaining life of the hedged item.

Under US GAAP these derivative instruments do not meet the criteria for hedge accounting due to the underlying hedge documentation. As such, the unrealized gains and losses recorded in other comprehensive income for IFRS purposes must be recorded for US GAAP purposes in the income statement. The net income adjustments for the nine months ended September 30, 2012 and 2011 also include the reversal relating to the amortization of gains and losses recognized in other comprehensive income relating to instruments where the hedging relationship was discontinued.

(c) Termination benefits

In December 2011, the AIA Group recorded an IAS 37 onerous contract provision relation to the termination of a managing director. For US GAAP an adjustment was recorded in FY 2011 in order eliminate the

Notes to the interim condensed consolidated financial statements

(Selected notes to the consolidated financial statements)

18. Reconciliation of IFRS to U.S. GAAP  – (continued)

recognition of the termination benefit and expense. Under US GAAP the termination benefit is recognized in 2012, at the point in time the Company communicated the details of the termination plan to the employee.

(d) Financial Instruments (transactions costs)

During the nine months ended September 30, 2012, the AIA Group capitalized under IFRS transactions costs amounting to EUR 690 thousand within non-current financial assets relating to its acquisition of a minority stake in Row 44 Inc. which was completed in July 2012.

Under U.S. GAAP, as the transaction consideration is the shares of AIA AG, cost of the investment is the fair value of the AIA AG stock, the transaction costs are not capitalizable. As a result, the Company expensed transaction costs incurred during the nine months period ended September 30, 2012 in the amount of EUR 690 thousand reducing the carrying amount of the investment. These costs are reflected in “other operating expenses”.

(e) Subsequent measurement of investments

For IFRS purposes, the investment in Row 44 Inc. is accounted for according to IAS 39 which requires that an available-for-sale financial asset is recognized initially at fair value plus transactions costs that are directly attributable to the acquisition (see section (d) above). Subsequent changes in the fair value are recognized in other comprehensive income.

Under US GAAP, the equity investment in Row 44 Inc. is recognized as a cost method investment according to ASC 325-20 given that the equity security does not have a readily determinable fair value. Due to the difference in subsequent measurement under US GAAP, the investment is lower by EUR 350 thousand, equity is lower by EUR 344 thousand and deferred tax liabilities are lower by EUR 6 thousand.

Classification differences

Under IAS 1 (Presentation of Financial Statements) the Company is required to classify deferred tax assets and liabilities as non-current. US GAAP requires that an entity separates deferred tax liabilities and assets into a current amount and a non-current amount. The current amount of these line items is EUR 180 thousand (DTA) and EUR 200 thousand (DTA) for September 30, 2012 and December 31, 2011, respectively.These amounts include the adjustments for the deferred tax effects of the US GAAP adjustments, to the extent they affect current deferred tax assets and liabilities.

Under IAS 39 (Financial Instruments: Recognition and Measurement) the Company is required to deduct transactions costs from the carrying value of financial liabilities that are not carried at fair value through income. Under US GAAP, such transaction costs are deferred as an asset. The amount of transaction costs relating to financial liabilities that are not carried at fair value through income amounted to EUR 114 thousand and EUR 208 thousand as of September 30, 2012 and December 31, 2011, respectively.

Under IFRS, the Company classifies film rights for the airline sector that are acquired for a longer period of time then a customer's “onboard cycle,” within inventories. Under US GAAP, such film rights are classified as a separate line item on the balance sheet. Short term film rights amounted to EUR 9,392 thousand and EUR 9,948 thousand, as of September 30, 2012 and December 31, 2011 respectively.

(f) New U.S. GAAP Standards adopted in 2011

Recently Adopted Accounting Principles:

We adopted FASB guidance issued under ASC 820 (issued in May 2011), Fair Value Measurement: Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. In accordance with the new requirements, we provided enhanced disclosure about the measurement of the estimated fair value of debt. There was no impact on our interim condensed consolidated financial statements as a result of adopting this new guidance.

Notes to the interim condensed consolidated financial statements

(Selected notes to the consolidated financial statements)

18. Reconciliation of IFRS to U.S. GAAP  – (continued)

In April 2011, the FASB issued a new standard for agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The standard is effective for us as of January 1, 2012 and will not impact our balance sheet, results of operations, or financial statement disclosures.

Recently Issued Accounting Standards:

In July 2012, the FASB issued guidance under ASC 350, Testing Indefinite-Lived Intangible Assets for Impairment, which provides the option to first assess qualitative factors to determine whether it is more likely than not that an indefinite-lived intangible asset is impaired as a basis for determining whether it is necessary to perform the second, quantitative impairment test. If, based on the qualitative assessment of events or circumstances, an entity determines it is not more likely than not that the indefinite-lived intangible asset's fair value is less than its carrying amount, then it is not necessary to perform the quantitative impairment test. However, if an entity concludes otherwise, then the quantitative impairment test must also be performed to identify and measure any potential impairment amount. The standard is effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012. Early adoption is permitted. We do not expect an impact from this guidance on our annual indefinite-lived intangible asset impairment testing for our fiscal year 2012.

19. Events after the reporting period

On November 8, 2012, Global Eagle Acquisition Corp., Los Angeles, USA, (“Global Eagle”) published a press release, in which Global Eagle announced the plan to acquire 86% of AIA’s shares as well as the shares in Row 44 Inc. from PAR Investment Partners L.P. Furthermore, PAR Investment Partners L.P., Boston, USA (“PAR”), the current major shareholder of Advanced Inflight Alliance AG, has informed us on November 8, 2012 that it has entered into a conditional agreement with Global Eagle regarding the sale of all of its 20,464,581 shares in Advanced Inflight Alliance AG to Global Eagle. By closing of this transaction, Global Eagle would become the Company’s new major shareholder holding approximately 86 percent of Advanced Inflight Alliance AG’s shares. Global Eagle is a US based publicly traded (Nasdaq) special purpose acquisition company (SPAC), which focuses on the acquisition of one or more media or entertainment businesses with high growth potential in the United States or internationally. Global Eagle will purchase PAR’s shares for a calculated purchase price of EUR 5.50 per share, payable in shares of non-voting common stock of Global Eagle. By way of its shareholding in Global Eagle, PAR will indirectly maintain its economic interest in Advanced Inflight Alliance AG without being able to exert controlling influence. The sale of the shares is closely connected with a proposed merger between Global Eagle and Row44 Inc., Westlake Village, USA (“Row 44”). Advanced Inflight Alliance AG acquired a minority stake of approximately 12.5 percent in Row 44 in June 2012. As a shareholder of Row 44, Advanced Inflight Alliance AG will receive shares of Global Eagle common stock in the course of this transaction. The exact number of such shares will be determined prior to closing. Both transactions are conditional upon the approval of Global Eagle’s shareholders’ meeting, among other customary closing conditions. The Global Eagle shareholders’ meeting is expected to be held within the next few weeks.

20. Paid and proposed dividends

In the first six months of 2012, AIA AG paid a dividend of 12 cents per share for the 2011 financial year after the Annual General Meeting on June 15, 2012 approved the corresponding proposal by management. Based on the number of 16,688,091 shares with subscription rights, this corresponded to a total dividend payment of EUR 2,003 thousand (prior-year period: EUR 1,740 thousand).

Notes to the interim condensed consolidated financial statements

(Selected notes to the consolidated financial statements)

21. Other disclosures

Earnings per share

Both diluted and basic earnings per share for the 9-month period of 2012 were EUR 0.21 (prior-year period: EUR 0.18).

Earnings per share are calculated by dividing the net profit or loss for the period by the average number of shares. The number of shares after the capital increase was as follows in the reporting period:

Number of shares	2012	2011
Number of shares on January 1	16,688,091	14,500,000
Number of shares on September 30	23,914,159	16,688,091
Average number of shares (basic)	19,098,421	15,374,716
Number of weighted stock options	75,866	118,467
Average number of shares (diluted)	19,174,288	15,493,183
Net profit for the period	4,076,826	2,716,560
Basic EPS	0.21	0.18
Diluted EPS	0.21	0.18

Corporate boards

The following persons served on the Management Board in the first nine months of the 2012 financial year:

Louis Bélanger-Martin, Montreal, Canada

Chief executive officer (CEO)

Wolfgang Brand, Munich

Chief Financial Officer (CFO)

The following persons served on the Supervisory Board in the first nine months of the 2012 financial year:

Edward L. Shapiro

(Portfolio Manager)

Chairman of the Supervisory Board

Further Supervisory Board positions:

Legend Films Inc., San Diego, USA, member of the Board of Directors;

LodgeNet Interactive Corporation, Sioux Falls, USA, member of the Board of Directors;

Row 44, Inc., Westlake Village, USA, member of the Board of Directors;

Lumexis Corp., Irvine, Canada, member of the Board of Directors.

Notes to the interim condensed consolidated financial statements

(Selected notes to the consolidated financial statements)

21. Other disclosures  – (continued)

Jörgen Chidekel

(Managing director / Investment Manager)

Vice Chairman of the Supervisory Board

Jean-Yves Leblanc

(Professional Supervisory Board member)

Further Supervisory Board positions:

Transat AT Inc., Montreal, Canada, member of the Board of Directors (Lead Director);

Keolis SA, Paris, France, member of the Board of Directors;

Pomerleau Inc., Montreal, Canada, member of the Board of Directors;

Desjardins Securities, Montreal, Canada, member of the Board of Directors;

Premier Tech, Riviére-du-Luop, Canada, member of the Board of Directors;

Conseil du Patronat du Québec, Montreal, Canada, member of the Board of Directors (Chairman).

Advanced Inflight Alliance AG

Munich, December 10, 2012

Louis Bélanger-Martin	Wolfgang Brand
CEO	CFO

Interim condensed consolidated financial statements

ADVANCED INFLIGHT ALLIANCE AG,

CONDENSED CONSOLIDATED BALANCE
SHEETS as of June 30, 2012 and
December 31, 2011
(UNAUDITED)

	Notes	June 30, 2012 EUR	December 31, 2011 EUR
ASSETS
Non-current assets
Intangible assets:	9
– Goodwill	5	39,148,423	37,962,663
– Film rights	9	57,446	57,446
– Other intangible assets	9	23,229,191	22,320,180
Property, plant and equipment	8
– Land and buildings	8	181,166	756,566
– Operating and office equipment		1,484,100	1,496,562
Financial assets	11.1	362,962	0
Deferred tax assets		240,048	1,944,577
Total non-current assets		64,703,336	64,537,988
Current assets
Inventories	10	12,472,960	11,701,247
Trade receivables		25,025,201	19,843,741
Financial assets	11.1	17,883	17,401
Current income tax assets		2,512,247	2,566,180
Cash and equivalents	12	18,966,797	15,959,760
Other assets		2,416,387	2,231,011
Total current assets		61,411,475	52,319,340
TOTAL ASSETS		126,114,811	116,857,328
EQUITY AND LIABILITIES
Equity attributable to equity holders of the parent
Subscribed capital	13.1	18,658,989	16,688,091
Capital reserves	13.2	15,851,334	12,058,795
Retained earnings	13.2	21,570,273	21,209,999
Other components of equity		3,038,681	1,151,537
Total equity		59,119,277	51,108,422
Non-current liabilities
Interest bearing loans and borrowings	11	8,103,405	9,615,769
Financial liabilties	11.2	3,221,269	2,655,448
Other liabilities		192,117	178,379
Deferred tax liabilties		6,643,863	6,795,213
Total non-current liabilities		18,160,654	19,244,809
Current liabilities
Interest bearing loans and borrowings	11	2,974,250	3,060,621
Trade payables		37,021,217	34,272,016
Other financial liabilities		0	0
Income tax payable		2,425,464	2,417,043
Other provisions		94,885	267,865
Other liabilities		6,319,064	6,486,552
Total current liabilities		48,834,880	46,504,097
TOTAL EQUITY AND LIABILITIES		126,114,811	116,857,328

ADVANCED INFLIGHT ALLIANCE AG

CONDENSED CONSOLIDATED INCOME STATEMENTS
For the six-month periods ended June 30, 2012 and 2011
(UNAUDITED)

	Notes	June 30, 2012 EUR	June 30, 2011 EUR
Revenue		64,433,211	57,074,921
Other operating income		839,576	417,037
Changes in inventories of goods and work in progress		0	0
Cost of materials		-39,306,172	-33,773,013
Staff costs		-11,673,912	-12,471,863
Depreciation, amortization and impairment losses		-2,362,357	-1,646,061
Other operating expenses		-6,169,379	-4,763,224
Net income from operating activities		5,760,967	4,837,797
Finance income		43,881	70,826
Finance costs		-645,824	-228,925
Net income from financing and investment activities		-601,943	-158,099
Earnings before income taxes		5,159,024	4,679,698
Income taxes	6	-2,796,180	-1,352,643
Net income for the period		2,362,844	3,327,055
Basic EPS	21	0,14	0,23
Diluted EPS	21	0,14	0,23
Average number of shares (basic)	21	16,748,885	14,763,320
Average number of shares (diluted)	21	16,803,631	14,774,940
Number of weighted average stock options	21	54,746	38,720

ADVANCED INFLIGHT ALLIANCE AG

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
For the six-month periods ended June 30, 2012 and 2011
(UNAUDITED)

	Notes	June 30, 2012 EUR	June 30, 2011 EUR
Net income for the period		2,362,844	3,327,055
Other comprehensive income
Exchange differences on translation of foreign operations		1,893,399	-2,505,968
Cash flow hedges
Gains/(losses) from cash flow hedges for the period	11.3	-9,332	-24,232
Reclassification to profit or loss	11.3	0	39,407
Income tax effect	11.3	3,078	-5,005
		-6,254	10,170
Other comprehensive income for the period, net of tax		1,887,144	-2,495,798
Total comprehensive income for the period, net of tax		4,249,988	831,258

ADVANCED INFLIGHT ALLIANCE AG

CONDENSED STATEMENT OF CHANGES IN EQUITY
For the six-months ended June 30, 2012 and 2011
(UNAUDITED)

	Note	Subscribed capital (No-par value shares)		Capital reserves	Retained earnings	Other recognized gains and losses			Equity in accordance with the condensed consolidated balance sheet
						Adjustments from foreign currency translation	Other neutral Transactions	Total
		Number	EUR	EUR	EUR	EUR	EUR	EUR	EUR
Balance as of January 1, 2011		14,500,000	14,500,000	8,871,025	18,543,342	-507,458	-52,821	-560,279	41,354,089
Capital increase		2,071,428	2,071,428	3,107,142					5,178,570
Transaction cost				-37,087					-37,087
Dividend payments	20				-1,740,000				-1,740,000
Stock options		0	0	16,733					16,733
Net income/(loss)					3,327,055				3,327,055
Other group income						-2,505,968	10,170	-2,495,798	-2,495,798
Group Comprehensive Income									831,258
Balance as of June 30, 2011		16,571,428	16,571,428	11,957,813	20,130,397	-3,013,425	-42,651	-3,056,076	45,603,562
Balance as of January 1, 2012		16,688,091	16,688,091	12,058,795	21,209,999	1,231,338	-79,801	1,151,537	51,108,422
Capital increase	13.1	1,854,232	1,854,232	3,708,464	0	0	0	0	5,562,696
Transaction cost			0	-32,173	0	0	0	0	-32,173
Dividend payments	20		0	0	-2,002,571	0	0	0	-2,002,571
Stock Options	13	116,666	116,666	116,249	0	0	0	0	232,915
Net income/(loss)	13.2				2,362,844				2,362,844
Other group income						1,893,399	-6,254	1,887,144	1,887,144
Group Comprehensive Income									4,249,988
Balance as of June 30, 2012		18,658,989	18,658,989	15,851,334	21,570,272	3,124,737	-86,055	3,038,681	59,119,277

ADVANCED INFLIGHT ALLIANCE AG

CONDENSED CONSOLIDATED CASH FLOW STATEMENTS
For the six-months periods ended June 30, 2012 and 2011

	Notes	June 30, 2012 EUR	June 30, 2011 EUR
Operating activities
Income before Tax		5,159,024	4,680
Adjustments to reconcile net income to net cash flow:
Depreciation and impairment of property, plant and equipment		412,669	430
Amortization and impairment of intangible assets		1,949,688	1,216
Share-based payments expense		0	17
Gain/loss on disposal of nun-current property, plant and equipment	8	-705,080	0
Finance income		-43,881	-71
Finance costs		645,824	229
Movements in provisions		-166,551	-104
Other non-cash adjustments		-32,547	0
Working capital adjustments:
Movements in trade and other receivables and prepayments		-3,996,768	396
Movements in inventories	10	-303,306	52
Movements in trade and other payables		1,754,987	-7,139
Gain/loss from deferred taxes		794,148	-361
Income tax paid		-1,118,165	-195
Net cash flows from operating activities		4,350,041	-850
Investing activities
Purchase of property, plant and equipment	8	-492,731	-295
Purchase of intangible assets		-929,019	-1,123
Proceeds from sale of property, plant and equipment	8	1,428,709	0
Acquisition of subsidiaries, net of cash	3	-530,504	-12,800
Changes of other financials assets	11.1	-295,941	98
Payments for/proceeds from other financial assets
Cash paid for other financial liabilities		0	0
Net cash flows from investing activities		-819,985	-14,119
Financing activities
Proceeds from borrowings		0	11,314
Proceeds from capital increase	13.1	5,514,691	5,138
Proceeds from exercise of stock options	13.1	232,915	0
Repayments of borrowings	11.2	-1,653,021	-2,273
Interest paid and transaction costs		-408,413	-311
Interest received		23,202	14
Dividends paid	20	-2,002,571	-1,740
Purchase of own shares		0	0
Net cash flows from financing activities		1,706,802	12,142
Net increase in cash and cash equivalents		5,236,858	-2,827
Changes in cash and cash equivalents		-2,706,139	-842
Cash and cash equivalents at 1st January		15,959,760	13,954
Changes in cash due to changes in the composition of consolidated companies		475,818	2,126
Cash and cash equivalents as of June 30		18,966,797	12,411

ADVANCED INFLIGHT ALLIANCE AG

Notes to the interim condensed consolidated financial statements

1. Information about the Company

These interim condensed consolidated financial statements for the six months ended June 30, 2012 were released for publication on November 1, 2012, by resolution of the Company's Management Board.

Advanced Inflight Alliance AG (registration number HRB 122000, Munich District Court) (hereinafter also referred to as “AIA AG” or the “Company”) is a stock corporation that was founded in Germany and is domiciled in Munich, Germany. Its shares are quoted in German stock exchange’s General Standard trading segment. Shares of the Company are publicly traded.

The activities of Advanced Inflight Alliance AG and its subsidiaries (hereinafter the “AIA Group” or “Group”) are described in Note 4 (“Segment reporting”).

2. Accounting policies

2.1. Preparation of the financial statements

The interim condensed consolidated financial statements of AIA Group for the six months ending June 30, 2012 were prepared in accordance with International Financial Accounting Standards (IFRS), IAS 34 Interim Reporting.

The accompanying interim condensed consolidated financial statements differ from interim condensed consolidated financial statements prepared in accordance with United States Generally Accepted Accounting Principles (U.S. GAAP). Differences between accounting and measurement principles applied in AIA Group's interim condensed consolidated financial statements and those of U.S. GAAP are presented as a separate reconciliation to supplement the interim condensed consolidated financial statements, and explained in detail in Note 18.

The interim condensed consolidated financial statements do not include all notes and disclosures required for year-end consolidated financial statements and should thus be read in connection with the consolidated financial statements as of December 31, 2011.

2.2. Changes in the accounting policies

New and revised standards and interpretations that were applied for the first time

The accounting policies that were used in the preparation of the company's consolidated financial statements as of December 31, 2011, are unchanged for the preparation of interim condensed consolidated financial statements.

The following standards and interpretations that were applied for the first time as of January 1, 2012, are an exception to this rule:

Amendment to IAS 12 — Deferred Tax: Recovery of Underlying Assets

The amendment to IAS 12 was published in December 2010 and shall be applied for the first time in the financial year beginning on or after January 1, 2012. The amendment of IAS 12 introduces a simplification. Accordingly, there is the (rebuttable) presumption that realizing the carrying amount on disposal is decisive to the measurement of deferred taxes on real property measured at fair value. The Standard requires basing the measurement of non-consumable items of property, plant and equipment in accordance with the revaluation model on the assumption that they will be sold.

The Group does not have any investment property measured at fair value or assets measured using the revaluation model in accordance with IAS 16. Consequently, the amendment does not affect the Group’s consolidated financial statements.

ADVANCED INFLIGHT ALLIANCE AG

Notes to the interim condensed consolidated financial statements

2. Accounting policies  – (continued)

The following amendments to the IFRSs did not affect the Group's accounting policies or its financial position, cash flows or results of operations.

Amendment to IFRS 7 — Financial Instruments: Disclosures on transfers of financial assets

The amendment requires additional new disclosures for all transferred financial assets that are not derecognized in their entirety to enable users of the consolidated financial statements to understand the relationship between these assets and the associated liabilities. When the transferred financial assets are derecognized in their entirety, the entity is required to make disclosures to the extent of continuing involvement. These aim to enable users to understand the nature of the transferred assets and the risk inherent in the entity's continuing involvement in the derecognized financial assets. The amendment must be applied for financial years beginning on or after July 1, 2011. No comparative figures are required. The amendment solely relates to the disclosures and does not affect the Group's financial position, cash flows and results of operations.

Amendment to IFRS 1 — Severe Hyperinflation and Removal of Fixed Dates for First-time Adopters

When the date of transition to IFRS of an accounting entity whose functional currency had been subject to severe hyperinflation in the past is on, or after, the functional currency normalization date, the entity may elect to measure all assets and liabilities held before the functional currency normalization date at fair value on the date of transition to IFRS. This fair value may be used as the deemed cost of those assets and liabilities in the opening IFRS statement of financial position. However, this exemption may only be applied to assets and liabilities that were subject to severe hyperinflation. The amendment must be applied for financial years beginning on or after July 1, 2011. Earlier application is permitted.

The Group did not opt for early application of other new or revised standards and interpretations that have been issued but are not yet required to be applied.

3. Business combinations

Acquisition of Inflight Management Development Centre (IMDC) Limited

Effective April 6, 2012, AIA AG acquired 100 percent of the voting shares in Inflight Management Development Centre (IMDC) Limited (“IMDC”), whose registered office is in the UK.

IMDC is a small UK-based consulting firm specialized in inflight entertainment. It was founded more than 12 years ago and provides inflight entertainment consulting services to numerous international carriers. Its portfolio of consulting services covers the following core areas: strategy; business planning & reporting; product evaluation; market research and analysis; executive training as well as project and interim management. The company has a staff of five and generated revenue of less than EUR 1 million in 2011. The main objective of the acquisition is to support the new strategic orientation of the AIA Group and additional consulting expertise.

The transaction was accounted for using the acquisition method. The operations of IMDC for the period from the acquisition date is included in the interim condensed consolidated financial statements.

ADVANCED INFLIGHT ALLIANCE AG

Notes to the interim condensed consolidated financial statements

3. Business combinations  – (continued)

The preliminary acquisition-date fair values of the identifiable assets and liabilities of IMDC and the corresponding carrying amounts immediately before the acquisition date are as follows:

Items in the statement of financial position	Fair value as of the acquisition date:
EUR
Assets
Intangible assets	1,009,713
Property, plant and equipment	5,133
Trade receivables	117,311
Other assets	227,858
Cash and cash equivalents	475,818
Total assets	1,835,834
Liabilities
Trade payables	-8,259
Other current liabilities	-125,182
Deferred tax liabilities	-223,156
Total liabilities	-356,597
Total identifiable net assets at fair value	1,479,237
Goodwill from acquiring the company	154,240
Total consideration	1,633,477

The total acquisition costs of GBP 1,362 thousand (equivalent to EUR 1,633 thousand) comprise a cash payment of GBP 839 thousand (equivalent to EUR 1,006 thousand), the assumption of a liability of the seller in the amount of GBP 134 thousand (equivalent to EUR 161 thousand), a purchase price component with the discounted amount of GBP 146 thousand (equivalent to EUR 175 thousand) to be paid in installments over 36 months, as well as forecast earn-out payments totaling GBP 243 thousand (equivalent to EUR 292 thousand). Possible earn-out payments range from GBP 233 thousand to GBP 349 thousand. The earn-out payments relate to percentage shares of revenue for the period from April 6, 2012, to April 5, 2015, which are due on a quarterly basis when revenues are generated in new and specifically defined regions for the AIA Group. The transaction costs of EUR 45 thousand were expensed and are reported under other operating expenses in the interim condensed consolidated income statement and under cash flows from operating activities in the interim condensed consolidated statement of cash flows.

Cash outflow due to the company acquisition
EUR
Cash acquired with the subsidiary	475,818
Cash outflow	-1,006,322
Actual cash outflow at the time of initial consolidation	-530,504

The fair value of trade receivables amounts to EUR 117,311. The gross amount of trade receivables is EUR 124,013. One receivable was written down by EUR 6,702.

IMDC has contributed EUR 117 thousand to consolidated revenue and EUR -33 thousand to consolidated net income since the acquisition date. Had the business combination taken place at the start of the year, the net profit for the period relating to continuing operations would have been EUR 2,467 thousand and sales revenue from continuing operations would have been EUR 64,632 thousand (unaudited).

ADVANCED INFLIGHT ALLIANCE AG

Notes to the interim condensed consolidated financial statements

3. Business combinations  – (continued)

The acquisition of IMDC was recognized in accordance with the provisions of IFRS 3 and IAS 27. The purchase price was allocated to all identifiable assets, liabilities and contingent liabilities. This approach resulted in the identification of the intangible assets, “customer relationships” and “non-compete clause.” These assets were recognized at their fair values. They are amortized over a period of 5 years using the straight-line method. The fair value of the acquired customer relationships and the non-compete clause at the acquisition date is preliminary. Given that the acquisition took place close to the reporting date of the interim consolidated financial statements, adjustments may occur as this purchase price allocation is preliminary as of June 30, 2012. These assets changed as follows from the date of initial consolidation to June 30, 2012:

Purchase price allocation
EUR
Customer relationships	578,007
Non-compete clause	431,706
Balance as of April 6, 2012	1,009,713
Customer relationships	576,085
Non-compete clause	423,897
Balance as of June 30, 2012	999,982

The recognized goodwill arises from the synergies and other benefits that the combination of the assets and activities of IMDC with those of the Group is expected to generate. The Company believes that the recognized goodwill will not be tax deductible.

Additional information on the prior-year acquisition

The Group acquired 100 percent of the voting shares in EIM effective June 1, 2011. The consideration for this included contingent consideration. With the determination of relevant EBIT for the first earn-out period, the earn-out liability was increased by EUR 39 thousand. This adjustment did not result in changes to goodwill but was recognized as an expense in the consolidated income statement as this was determined after the end of the measurement period.

4. Segment reporting

Segmentation follows the management approach in accordance with IFRS 8 (Operating Segments). Thereunder, both the delineation of the segments and all related disclosures must fulfill the criteria the management uses for purposes of allocating resources and evaluating the performance of the Group’s components. The segment reporting below follows this definition.

In the CSP segment, the AIA Group, in concert with its subsidiaries, focuses primarily on making content available for inflight entertainment systems and all associated services. The AIA Group’s services range from selection, purchase, production and technical adjustment of content including a limited amount of customer support in connection with the integration and servicing of inflight entertainment programs. The content mainly comprises audio and video programs (feature films, TV programs, news, sports etc.), as well as electronic games. Our services also include the development of graphical user interfaces (GUI) for a variety of inflight entertainment applications; database management related to the overall management of inflight entertainment; as well as both technical integration and operation of the respective content and content management systems. For quite some time now, the AIA Group has also been developing applications for the next generation of inflight entertainment systems — particularly through its Canadian subsidiary DTI — that carriers can use to offer their passengers additional services above and beyond “conventional” entertainment such as electronic menus and magazines, or even the option of purchasing various products.

In the Content segment, the AIA Group, again through certain of its subsidiaries, focuses on marketing film distribution rights. Here, the main focus is on all activities associated with the procurement and marketing of

ADVANCED INFLIGHT ALLIANCE AG

Notes to the interim condensed consolidated financial statements

4. Segment reporting  – (continued)

content for inflight entertainment. The acquisition of Emphasis and EIM — two leading marketers in their respective area of inflight entertainment licenses for both film and TV productions — enabled the AIA Group in mid-2011 to substantially expand its positioning in the Content segment. As a result of these two acquisitions, for the first time the AIA Group now has major holdings of own distribution rights for inflight entertainment content.

All other activities, which basically encompass substantive and technical services, are included in the CSP segment.

Management monitors each unit's operating profit separately in order to make decisions concerning the allocation of resources and determine each unit's profitability. Each segment's development is assessed based on its operating profit. The Group's financing (including finance cost and income), as well as corporate income taxes, are managed group-wide; they are not allocated to individual operating segments.

Intragroup pricing between the operating segments is determined at market rates as if in arms' length transactions. The operating segments were combined as follows to form the reportable operating segments.

IFP Germany, IFEL, DTI Software, IMDC and Inflight Productions, along with their respective subsidiaries, have been combined to form the CSP segment.

Fairdeal Multimedia, Fairdeal Studios as well as EIM and EVE comprise the Content segment.

Key segment figures are:

Segments 1st half year 2012	CSP	Content	Total Segments	Holding Other & Consolidation	Group
	EUR thousand	EUR thousand	EUR thousand	EUR thousand	EUR thousand
Revenue	50,381	17,509	67,890	-3,456	64,433
External revenue	50,339	14,095	64,433	0	64,433
Intersegment revenue	42	3,414	3,456	-3,456	0
Segment net income from operating activities	4,986	1,133	6,119	-358	5,761
Carrying amount of segment assets as of June 30, 2012	114,075	40,597	154,672	-28,557	126,115
Segment liabilities as of June 30, 2012	53,518	19,009	72,527	-5,532	66,996

Segments 1st half year 2011	CSP	Content	Total Segments	Holding Other & Consolidation	Group
	EUR thousand	EUR thousand	EUR thousand	EUR thousand	EUR thousand
Revenue	55,569	2,265	57,835	-760	57,075
External revenue	55,524	1,551	57,075	0	57,075
Intersegment revenue	46	714	760	-760	0
Segment net income from operating activities	5,305	-117	5,188	-350	4,838
Carrying amount of segment assets as of June 30, 2011	121,166	39,828	160,994	-44,137	116,857
Segment liabilities as of June 30, 2011	64,834	18,266	83,100	-17,351	65,749

ADVANCED INFLIGHT ALLIANCE AG

Notes to the interim condensed consolidated financial statements

4. Segment reporting  – (continued)

Reconciliation of the result	June 30, 2012	June 30, 2011
	EUR thsd.	EUR thsd.
Segment result	6,119	5188
Result, Group holding company AIA AG	-328	-188
Result, other non-operating entities	-17	-90
Consolidation	-13	-73
Consolidated net profit	5,761	4,838

5. Impairment tests of goodwill and intangible assets with indefinite useful lives

Goodwill

Goodwill is regularly tested for impairment once a year as of December 31 and also if there is any indication that the asset may be impaired. The Group’s impairment tests for goodwill are based on the calculation of the value in use using the discounted cash flow method. The basic assumptions for determining the recoverable amount for the different cash-generating units were explained in the consolidated financial statements for the year ended December 31, 2011.

When examining whether there are any indications that the asset could be impaired, the Group takes account of various factors including, in particular the deviation of the profit/loss of the individual cash-generating units from planning as well as the outlook for the second half of the financial year. Taking these factors into account, management did not see any need to conduct additional impairment tests until the end of the first half year.

Sensitivity in relation to changes in the assumptions made

There are no significant changes in the disclosures about sensitivity for the computation of the value in use of the cash-generating units compared with the end of 2011. The Company’s management holds the view that no changes are believed to be reasonably possible in any of the basic assumptions made to determine the value in use of the cash-generating units that, could result in the carrying amount of the cash-generating units exceeding its value in use.

Intangible assets with indefinite useful lives

The Group’s intangible assets include a portfolio of more than 750 film rights, among other things. Some of these film rights may be used in perpetuity. For purposes of impairment testing, the film rights were combined into the cash-generating unit, “IFEL,” which is allocated to the CSP segment. Management also did not observe any impairment indicators in the six months ended June 30, 2012 or 2011.

ADVANCED INFLIGHT ALLIANCE AG

Notes to the interim condensed consolidated financial statements

5. Impairment tests of goodwill and intangible assets with indefinite useful lives  – (continued)

The carrying amounts of the goodwill allocated to the cash-generating units is as follows:

	IFP Germany		IFEL		IFP Group
	June 30, 2012	Dec. 31, 2011	June 30, 2012	Dec. 31, 2011	June 30, 2012	Dec. 31, 2011
	EUR thsd.	EUR thsd.	EUR thsd.	EUR thsd.	EUR thsd.	EUR thsd.
Carrying amount of goodwill	496	496	689	689	8,949	8,653
Impairment	—	—	—	—	—	—

	DTI Group		Fairdeal Group		EIM
	June 30, 2012	Dec. 31, 2011	June 30, 2012	Dec. 31, 2011	June 30, 2012	Dec. 31, 2011
	EUR thsd.	EUR thsd.	EUR thsd.	EUR thsd.	EUR thsd.	EUR thsd.
Carrying amount of goodwill	15,648	15,241	948	967	4,431	4,311
Impairment	—	—	—	—	—	—

	EVE		IMDC
	June 30, 2012	Dec. 31, 2011	June 30, 2012	Dec. 31, 2011
	EUR thsd.	EUR thsd.	EUR thsd.	EUR thsd.
Carrying amount of goodwill	7,828	7,606	159	—
Impairment	—	—	—	—

The changes in the carrying amounts of goodwill shown above result exclusively from foreign currency effects and the reallocation to the cash-generating units.

6. Income taxes

The Group calculates income tax expenses for the period using the tax rate to be applied for annual expected income. Accordingly, the estimated effective average annual tax rate is applied to the earnings before taxes for the interim periods.

The income tax expense shown in the consolidated income statement is comprised of the following material elements:

Income tax expense	June 30, 2012	June 30, 2011
	EUR thsd.	EUR thsd.
Income taxes
Current tax expense	-2,002	-1,713
Deferred tax expense from the origination or reversal of deferred taxes	-794	361
Income tax expense	-2,796	-1,353
Income tax recognized in other comprehensive income	3	-5
Total income taxes	-2,793	-1,358

Deferred tax expense mainly results from the reversal of deferred tax assets on unused loss carryforwards of AIA AG amounting to EUR 1,516 thousand.

ADVANCED INFLIGHT ALLIANCE AG

Notes to the interim condensed consolidated financial statements

7. Components of other comprehensive income

Please see the interim condensed consolidated statements of comprehensive income for the components of other comprehensive income.

8. Property, plant and equipment

Additions and disposals

The Group acquired property, plant and equipment at a cost of EUR 493 thousand (June 30, 2011: EUR 295 thousand) between January 1, 2012, and June 30, 2012. This amount does not contain the property, plant and equipment acquired in connection with the business combination (see Note 3).

A property owned by the subsidiary IFP UK was sold in January 2012. This generated a gain of EUR 705 thousand recorded in other operating income.

9. Intangible assets

Film rights

The intangible assets include non-current film rights. By definition, the assumptions used to measure the film rights are subject to estimation uncertainty that are reflected in the expected discounted cash flows from the relevant film rights.

Non-current film rights are generally measured at cost less amortization and impairment losses. Amortization is recognized in line with the proceeds generated at the individual stage of exploitation and reported accordingly in the financial statements.

No amortization was recognized on the Company’s non-current film assets as of June 30, 2012. No impairment losses were recorded in the six months ended June 20, 2012 and 2011. The carrying amount of the non-current film assets as of June 30, 2012 is EUR 57 thousand (December 31, 2011: EUR 57 thousand).

Other intangible assets

Other intangible assets include internally developed software at the subsidiary DTI. An impairment test performed during six months ended June 30, 2012 identified the need to impair capitalized development costs. The impairment charge amounted to EUR 208 thousand.

10. Inventories

Inventories as of June 30, 2012 include physical stocks of EUR 1,145 thousand (December 31, 2011: EUR 800 thousand) and advance payments for goods of EUR 1,640 thousand (December 31, 2011: EUR 953 thousand). The film rights for the airline sector that are acquired for a longer period of time than a defined customer’s “onboard cycle,” are also shown in inventories. As of the reporting date, they totaled EUR 9,371 thousand (December 31, 2011: EUR 9,948 thousand).

ADVANCED INFLIGHT ALLIANCE AG

Notes to the interim condensed consolidated financial statements

11. Financial assets and financial liabilities

11.1. Financial assets

The financial assets consist of the following:

Financial assets	30.06.2012	31.12.2011
	EUR thsd.	EUR thsd.
Financial assets, non-current
Financial Instruments (transaction costs)	296	0
Time deposits	67	0
	363	0
Financial assets, current
Loan receivable (current)	18	17

Transaction costs consist of directly attributable expenses to the acquisition of shares in Row 44 Inc. which were incurred prior to June 30, 2012. New shares issued by AIA AG to finance this purchase will be accounted for in July 2012 in accordance with IAS 39. The securities are measured at fair value and the variations in fair value are recorded in other comprehensive income.

11.2. Financial liabilities

The Group uses futures to hedge a portion of its transaction risks, as well as to minimize the risk of increases in variable interest rates. Other liabilities of EUR 142 thousand from interest rate swaps were recognized as of June 30, 2102; of these, EUR 128 thousand were non-current and EUR 14 thousand were current (December 31, 2011: EUR 153 thousand, non-current).

The changes in non current financial liabilities were as follows:

Financial liabilities	30.06.2012	31.12.2011
	EUR thsd.	EUR thsd.
Earn-out liability	1,539	1,784
Producer fees	1,455	684
Derivatives (interest rate swaps)	128	153
Purchase price installments, liabilities	99	0
Interest, banks	0	34
	3,221	2,655

Contingent compensation was agreed as part of the purchase agreement with the former owners of EIM. This compensation was dependent on the earnings performance of the purchased company. Under this agreement, the amount to be paid for the first earn-out period was determined on June 29, 2012. Based on this, the liability was increased by EUR 39 thousand with corresponding effect in the income statement.

Interest-bearing loans

Current cash accounts

The current cash accounts are secured by a portion of the current assets of the Group’s local subsidiaries.

Bank loan with an initial nominal value of EUR 11,000,000

In June 2011, AIA AG took out an unsecured four-year loan of EUR 11,000 thousand from UniCredit Bank AG, Munich, Germany, to finance a portion of the acquisitions of EIM and EVE. The loan is subject to initial repayment of EUR 500 thousand and thereafter regular semi-annual repayments of EUR 1,500 thousand, no prepayment penalties and variable interest based on the six-month Euribor plus 2.35 percent. In June 2011, in

ADVANCED INFLIGHT ALLIANCE AG

Notes to the interim condensed consolidated financial statements

11. Financial assets and financial liabilities  – (continued)

order to avoid any exposure to the risk from rising interest rates associated with variable interest obligations, a portion of the variable interest payments was converted into fixed interest obligations by means of interest rate swaps over the term of the loan.

As of June 30, 2012, the non-current portion of the loan amounts to EUR 5,963 thousand and the current portion amounts to EUR 2,897 thousand (December 31, 2011: EUR 7,475 thousand non-current and EUR 2,844 thousand current).

Subordinated bank loan with an initial nominal value of EUR 2,000,000

The non-current financial liabilities include liabilities with the nominal value of EUR 2,000 thousand from raising mezzanine capital through a financing program of Capital Efficiency Group AG, Zug, Switzerland. This financing program has a term of seven years and expires on March 7, 2014. The interest is 8.8 percent per annum. A payment of 1 percent p.a. must be made annually and interest of 7.8 percent on the principal is due quarterly. The carrying amount as of June 30, 2012, was EUR 1,983 thousand (December 31, 2011: EUR 1,974 thousand).

Mortgage with an initial nominal value of GBP 250,000

In 1999, Inflight Productions Limited, London, UK, obtained a mortgage for initially GBP 250,000 from HSBC, London, UK, to finance real estate property. The mortgage initially matured on December 31, 2014, and had an interest rate of 3 percent above the base rate of the Bank of England. The remaining balance was discharged ahead of schedule in January 2012 in connection with the sale of the property. No prepayment penalty was incurred thereby. As of December 31, 2011, the entire debt (EUR 82 thousand) was classified as current.

Annuity loan for originally EUR 727,524

In December 2007, AIA AG signed a loan agreement for up to EUR 800 thousand with HVB Investitionsbank GmbH, Munich, to finance investments in hardware for the technical services of The Lab.Aero, a subsidiary of Inflight Productions Inc., Los Angeles, USA. This loan has a term of five years, which started with the first installment payment once all purchase contracts for the individual pieces of equipment were closed in August 2008. The non-current portion of the loan outstanding is EUR 147 thousand (December 31, 2011: EUR 159 thousand), the current portion EUR 85 thousand (December 31, 2011: EUR 142 thousand).

11.3. Hedge accounting and derivatives

Cash flow hedges

AIA AG entered into an interest rate swap with HypoVereinsbank AG, Munich, on June 9, 2011, in connection with the loan for the acquisitions. The interest rate swap stipulates a fixed interest rate of 2.50% on EUR 5,500 thousand in lieu of variable interest payments in order to preclude any risk from rising short-term interest rates.

The terms of the interest rate swap were negotiated in accordance with the terms of the underlying loan. The fixed-interest payments are tailored to the structure of the underlying loan agreement such that the initially stipulated semi-annual variable interest payments were partially replaced by defined fixed interest payments. The hedge of the cash flows from expected future interest payments has been deemed to be highly effective. An unrealized loss of EUR 9 thousand was recognized in other comprehensive income in connection with the hedge as of June 30, 2012, including deferred tax income of EUR 3 thousand.

Cash flow hedge item in equity	Assets	Liabilities	Assets	Liabilities
	June 30, 2012	June 30, 2012	Dec. 31, 2011	Dec. 31, 2011
	EUR thsd.	EUR thsd.	EUR thsd.	EUR thsd.
Other Comprehensive Income	42	128	39	119

ADVANCED INFLIGHT ALLIANCE AG

Notes to the interim condensed consolidated financial statements

11. Financial assets and financial liabilities  – (continued)

The amounts in other comprehensive income as of June 30, 2012 will be due, as expected, in 2015 upon maturity and will then be recorded in the income statement.

The Group’s interest rate swaps as of June 30, 2012, and December 31, 2011, were designated as hedges of interest payments under the February 2008 loan agreement at the time they were entered into.

Due to the mandatory special loan payment made in 2010, which shortened the term of the loan, the interest rate swaps in the previous year no longer satisfied the conditions for hedge accounting set out in IAS 39. As a result, the unrealized losses previously recognized in equity were reclassified to profit or loss in the consolidated financial statements as of December 31, 2011.

The derivative was also designated as measured at fair value through profit or loss from the date on which the hedge accounting ended.

The change in the fair values of these contracts results in gains or losses that are recognized in profit or loss. Gains amounting to EUR 21 thousand were recognized from this measurement in the reporting period (as of June 30, 2011: EUR 57 thousand).

The following overview reflects the performance of the derivatives:

Derivatives	Assets	Liabilities	Assets	Liabilities
	June 30, 2012	June 30, 2012	Dec. 31, 2011	Dec. 31, 2011
	TEUR	TEUR	TEUR	TEUR
Fair value of the derivatives	—	14	—	34
Derivatives not designated as hedging instruments

The Group uses foreign exchange futures to hedge a portion of its transaction risks from its operating business. These derivatives do not qualify for hedge accounting. However, no such contracts were made in the first six months of 2011 and 2012.

Hedge of a net investment in a foreign operation

As in the previous year, in the first six months of 2012 no foreign currency loans were obtained to hedge a net investment in a foreign operation.

Fair value hierarchy

All financial instruments recognized at fair value are allocated to one of the three categories defined below:

Level 1 — Listed market prices

Level 2 — Valuation techniques (input parameters based on observable market data)

Level 3 — Valuation techniques (input parameters not based on observable market data)

As of June 30, 2012, the Group was holding the following financial instruments recognized at fair value:

Financial liabilities measured at fair value:

	30.06.2012	Level 1	Level 2	Level 3
	EUR thsd.	EUR thsd.	EUR thsd.	EUR thsd.
Interest rate swap – no hedge	14	0	14	0
Interest rate swap – hedge	128	0	128	0

There were no reclassifications between Level 1 and Level 2 in the period from January 1 to June 30, 2012, no reclassifications from or into Level 3, nor were there any reclassifications between the individual levels of the fair value hierarchy the six months ended June 30, 2011. There were no changes in the financial assets, which would have triggered a change in their respective classification.

ADVANCED INFLIGHT ALLIANCE AG

Notes to the interim condensed consolidated financial statements

12. Cash and cash equivalents

Cash and cash equivalents in the consolidated statement of cash flows are composed of the following items:

Development of cash and cash equivalents	30.06.2012	31.12.2011
	EUR thsd.	EUR thsd.
Current accounts	18,592	15,715
Restricted bank accounts	238	232
Time deposits	104	0
Cash-on-hand	32	13
	18,967	15,960

13. Subscribed capital and reserves

13.1 Subscribed capital

The Company's subscribed capital as of June 30, 2012, was EUR 18,658,989. It is denominated in 18,658,989 no-par bearer shares. These shares have been fully issued and paid up. There are no preferences or restrictions attached to the shares.

The subscribed capital/number of shares outstanding changed as follows during the reporting period.

The Management Board resolved on May 29, 2012, with the approval of the Supervisory Board, to increase the Company’s share capital from then EUR 16,688,091 by up to EUR 1,854,232 to a maximum of EUR 18,542,323 through the issuance of up to 1,854,232 new no-par bearer shares with a pro-rata interest of EUR 1.00 per share in the Company’s share capital (“New Shares”) in return for cash contributions. All of the new shares were issued at an offer price of EUR 3.00 share. The capital increase was recorded in the appropriate German Commercial Register on June 26, 2012. The new shares were listed on June 27, 2012.

A total of 116,666 stock options were exercised in the first half of the 2012 financial year. The shares underlying the stock options were issued by drawing on Contingent Capital 2007/I.

For the development of equity we refer to the separate statement of changes in equity.

13.2. Reserves

Capital reserves

Capital reserves are recognized in accordance with requirements of the law, especially the German Stock Corporation Act. Capital reserves comprise the premium received from capital increases after deducting the costs for the capital increase.

The capital reserves as of June 30, 2012, were EUR 15,851 thousand (December 31, 2011: EUR 12,059 thousand).

14. Share-based payment

On May 15, 2008, 400,000 stock options were granted to Management Board members and the managing directors of subsidiaries as well as its present or future associates, pursuant to the Stock Option Plan 2007. The options' exercise price of EUR 2.03 corresponded to the average of the opening and closing prices of the shares of Advanced Inflight Alliance AG in XETRA trading on the last five trading days before the relevant stock option was issued.

The stock options may be exercised only if the average of the opening and closing prices of the shares of AIA AG in XETRA trading (or a successor system that has taken its place) on the last five trading days prior to the start of the given exercise period have increased by at least 20 percent over the exercise price for the first third (option terms and conditions, item 5.1 sentence 2) of the options granted in a tranche, by at least 30 percent over the exercise price for the second third (option terms and conditions, item 5.1 sentence 3) of

ADVANCED INFLIGHT ALLIANCE AG

Notes to the interim condensed consolidated financial statements

14. Share-based payment  – (continued)

the options granted in a tranche, and by at least 40 percent over the exercise price for the final third (option terms and conditions, item 5.1 sentence 4) of the options granted in a tranche.

On May 8, 2009, a further 400,000 stock options were granted to the members of the Management Board and to managing directors of subsidiaries under this stock option plan. The options' exercise price of EUR 2.32 corresponded to the average of the opening and closing prices of the shares of Advanced Inflight Alliance AG in XETRA trading on the last five trading days before the relevant stock option was issued. All other terms and conditions of the option plan remained unchanged.

The resignation of Management Board members in 2010 caused the 200,000 stock options granted to them to lapse.

A total of 116,663 stock options were exercised in the 2011 financial year. Furthermore, a total of 111,668 stock options lapsed due to the resignation of the stock option holders. Hence a total of 371,669 stock options were outstanding as of December 31, 2011. A total of 214,996 stock options were exercisable as of December 31, 2011.

A total of 116,666 stock options were exercised in the first half of the 2012 financial year. Hence a total of 255,003 stock options were outstanding as of June 30, 2012.

15. Contingent liabilities

As long as outflow of resources embodying economic benefit is likely, a provision is recognized in financial statements to cover the risk faced by the entity. In case the outflow is possible, but not likely, as described by IAS 37.86, the financial implications thereof are explained in the financial statements as contingent liabilities.

At the moment, a claim has been made against payments received by the Group in 2008. The Group estimates that the likelihood of claims being upheld is less than 50% therefore no provision is recognized. The Group does not provide any more disclosure regarding this situation, as allowed by the IAS 37.92, as it concludes that it can affect the proceedings.

16. Contingencies and other financial obligations

The following other financial obligations existed as of June 30, 2012:

Other obligations	Due within one year	Due within one to five years	Due after more than five years
	EUR thsd.	EUR thsd.	EUR thsd.
Medium-term purchasing contracts	11,162	12,446	200
Rent	1,777	3,485	0
Leasing	86	133	0
Balance on June 30, 2012	13,025	16,064	200
Balance on December 31, 2011	11,799	17,229	193

The lease agreements concern the lease of office equipment and vehicles. These leases constitute operating leases because the economic risk thereunder was not transferred to the Group, with the result that the relevant items are not recognized as assets and liabilities of the Group but rather as current lease expenses.

There are also medium-term purchasing contracts in place with film studios and other licensors, from which payment obligations of approximately EUR 23,808 thousand (December 31, 2011: EUR 21,604 thousand) result within the next years.

ADVANCED INFLIGHT ALLIANCE AG

Notes to the interim condensed consolidated financial statements

17. Related party disclosures

The following related party transactions were entered into in the reporting periods (unless otherwise stated below, amounts payable to and receivable from related parties were immaterial):

During the reporting periods, the Group company Inflight Productions Inc., Los Angeles, USA, occasionally rented an apartment from Company 13029 Mindanao #5 Inc., Los Angeles, USA, (“13029 Mindanao”) to accommodate employees and customers, for which it paid rent equivalent to EUR 4 thousand in the six months ended June 30, 2012 (June 30, 2011: EUR 4 thousand). The owners of 13029 Mindanao are current and former managing directors of Inflight Productions Limited, London, United Kingdom.

The Group company, Inflight Productions Ltd, London, UK, received consulting services from Inflight Management Development Centre (IMDC) Limited, Derbyshire, UK, during the reporting period and before being a member of the AIA Group. The shareholder/managing director of this entity also served as the interim manager of Inflight Productions Ltd, London, UK, at that time. For the six months ended June 30, 2012, the equivalent of EUR 72 thousand (June 30, 2011: EUR 19 thousand) were paid in consulting fees for the aforementioned services.

The Group company Inflight Productions Ltd, London, UK, received consulting services from Ganymede Media Technologies Inc, Hmovil, Israel, during the reporting period. The shareholder/managing director of this entity also serves as an advisor for the AIA Group and is a member of the Group's Executive Management Committee (EMC). In the six months ending June 30, 2012, the equivalent of EUR 67 thousand were paid in consulting fees for the aforementioned services (none in the six months ended June 30, 2011).

In the six months ended June 30, 2012, the Group company Fairdeal Multimedia rented office space belonging to the company's managing director, for which it paid rent equivalent to EUR 11 thousand (June 30, 2011: EUR 12 thousand). In the six months ended June 30, 2012, the Group company Fairdeal Studios rented office space belonging to the company's managing director, for which it paid rent equivalent to EUR 7 thousand (June 30, 2011: EUR 7 thousand). As of June 30, 2012, there were unpaid rent liabilities equivalent to EUR 7 thousand (December 31, 2011: EUR 0 thousand).

In the first six months of the year, the Group company Entertainment in Motion rented office space belonging to a company in which the company's managing directors have a stake. For the six months ended June 30, 2012, rent equivalent to EUR 93 thousand was paid for this office space (June 30, 2012: EUR 14 thousand). EIM also funded a loan to the managing director. As of June 30, 2012, the outstanding balance on the loan was EUR 18 thousand.

The Management Board of AIA AG resolved on May 29, 2012, with the approval of the Supervisory Board, to acquire a minority stake in Row 44 Inc., Westlake Village, California, USA. After the preparation of the final contract documents was completed on June 8, 2012, the Management Board of AIA AG signed the corresponding agreements for the acquisition of 84,695,034 shares (corresponding to an investment of approximately 11.6 percent). The interests in Row 44 Inc. were sold by the major shareholder PAR Investment Partners L.P. To finance the transaction, the Management Board of AIA AG also resolved on May 29, 2012, with the approval of the Supervisory Board, to increase the Company's share capital by EUR 5,255,170 by means of a capital increase against contributions in kind through the issuance of 5,255,170 new shares (using some of the authorized capital and excluding shareholders' subscription rights). All of the new shares created through the capital increase against contributions in kind were subscribed by PAR Investment Partners L.P. The new shares carry dividend rights from January 1, 2012. As compensation for the new shares of AIA AG, PAR Investment Partners L.P. transferred the 84,695,034 interests in Row 44 Inc. to AIA AG. These interests in Row 44 Inc. were valued at USD 25,000,000. As the capital increase against contributions in kind had not been entered in the relevant commercial register by June 30, 2012, the contribution in kind is not considered completed at the interim reporting date and was therefore not reflected in the financial statements as of June 30, 2012.

ADVANCED INFLIGHT ALLIANCE AG

Notes to the interim condensed consolidated financial statements

18. Reconciliation of IFRS to U.S. GAAP

The consolidated financial statements of the AIA Group have been prepared in accordance with IFRS, which vary in certain respects from accounting principles generally accepted in the United States of America (U.S. GAAP).

The application of U.S. GAAP would have affected net income and earnings per share for each of the six months periods ended June 30, 2012 and 2011 and shareholders' equity as of June 30, 2012 and December 31, 2011 to the extent described below.

Reconciliation of net income from IFRS to U.S. GAAP:

		For the 6 months ended,
	Notes	2012 EUR thousand	2011 EUR thousand
Net income as reported in the consolidated financial statements under IFRS		2,363	3,327
Capitalized development costs	a)	(456)	(61)
Cash flow hedges	b)	(9)	15
Termination benefits	c)	(399)	0
Financial assets transaction costs	d)	(296)	0
Deferred tax effect on U.S. GAAP adjustments		355	11
Net income reported under U.S. GAAP		1,558	3,292
Basic earnings per share under U.S. GAAP (in EUR)		0.09	0.22
Diluted earnings per share under U.S. GAAP (in EUR)		0.09	0.22

Reconciliation of shareholders’ equity from IFRS to U.S. GAAP:

		As of
	Notes	June 30, 2012 EUR thousand	December 31, 2011 EUR thousand
Shareholders' equity as reported in the consolidated financial statements under IFRS		59,119	51,108
Capitalized development costs	a)	(4,452)	(3,995)
Termination benefits	c)	0	399
Financial assets transaction costs	d)	(296)	0
Deferred tax effect on U.S. GAAP adjustments		1,298	943
Shareholders' equity reported under U.S. GAAP		55,669	48,455

Component of stockholders' equity in accordance with U.S. GAAP:

		As of
	June 30, 2012 EUR thousand	December 31, 2011 EUR thousand
Capital stock of AIA AG	18,659	16,688
Capital reserve of AIA AG	15,851	12,059
Retained earnings	18,034	18,477
Accumulated other comprehensive income	3,125	1,231
Total	55,669	48,455

ADVANCED INFLIGHT ALLIANCE AG

Notes to the interim condensed consolidated financial statements

18. Reconciliation of IFRS to U.S. GAAP  – (continued)

(a) Intangible assets — capitalization of development cost

The AIA Group, through its subsidiaries DTI Software and DTI Software Solutions, Inc., incurred development costs in connection with the development of online games and applications.

Product development costs associated with a single project are capitalized as an intangible asset under IAS 38 if certain criteria are met. After initial recognition, development costs are accounted for using the cost model less any accumulated amortization and any accumulated impairment losses. They are amortized upon completion of the development phase and from the date on which the asset can be used. The amortization is recorded over the period for which future economic benefits are expected. An impairment test is conducted annually during the development phase.

Under U.S. GAAP capitalization of product development costs under ACS 985-20 is permitted only upon having demonstrated that the technological feasibility of the product is established and is ceases upon the product being available for general release of the product. As a result, for U.S. GAAP purposes, development costs were expensed as incurred.

The net income adjustments in 2012 and 2011 reflect development costs capitalized under IFRS but expenses for U.S. GAAP as well as the reversal of amortization of capitalized development costs recorded under IFRS as well as the reversal of impairment charges recorded on capitalized development costs under IFRS. The shareholders' equity adjustments as of June 30, 2012 and December 31, 2011 reflect the cumulative effect of the reversal of capitalization, amortization and impairment losses on development costs for each respective period end.

The following table summarizes the total research and development costs charged to expense for the six months ended on June 30, 2012 and June 30, 2011:

For the periods ended June 30,	2012 EUR thousand	2011 EUR thousand
R&D costs	1,156	242

(b) Hedge Accounting

The AIA Group has historically entered into various interest rate payer-swap agreements to hedge against interest rate risk due to variable benchmark interest rates in its loan agreements. AIA designated the respective swaps as hedging instruments in cash flow hedges under IFRS (IAS 39).

Two payer-swaps were entered into during fiscal year 2008. Both were designated as hedging instruments to hedge a loan agreement. The hedging relationship was discontinued on January 1, 2010 due to prospective ineffectiveness. The cumulative gains and losses on the hedging instruments that have been recognised in other comprehensive income during the period when the hedge was effective were amortized over the remaining life of the hedged item.

A third payer-swap was entered into during fiscal year 2011. It was designated as hedging instrument to hedge a new loan agreement.

Under U.S. GAAP these derivative instruments do not meet the criteria for hedge accounting due to the underlying hedge documentation. As such, the unrealized gains and losses recorded in other comprehensive income for IFRS purposes must be recorded for U.S. GAAP purposes in the income statement. The net income adjustments for the six months ended June 30, 2012 and 2011 also include the reversal relating to the amortization of gains and losses recognized in other comprehensive income relating to instruments where the hedging relationship was discontinued.

ADVANCED INFLIGHT ALLIANCE AG

Notes to the interim condensed consolidated financial statements

18. Reconciliation of IFRS to U.S. GAAP  – (continued)

(c) Termination benefits

In December 2011, the AIA Group recorded an IAS 37 onerous contract provision relation to the termination of a managing director. For U.S. GAAP an adjustment was recorded in FY 2011 in order eliminate the recognition of the termination benefit and expense. Under U.S. GAAP the termination benefit is recognized in 2012, at the point in time the Company communicated the details of the termination plan to the employee.

(d) Financial Instruments (transactions costs)

During the six months ended June 30, 2012, the AIA Group capitalized transactions costs amounting to EUR 296 thousand within non-current financial assets relating to its acquisition of a minority stake in Row 44 Inc. which was completed in July 2012 (see note 19). For IFRS purposes, the investment in Row 44 Inc. will be accounted for according to IAS 39 which requires that an available-for-sale financial asset is recognized initially at fair value plus transactions costs that are directly attributable to the acquisition. Subsequent changes in the fair value will be recognized in other comprehensive income.

Under U.S. GAAP, the equity investment in Row 44 Inc. will be recognized as a cost method investment according to ASC 325-20 given that the equity security does not have a readily determinable fair value. Furthermore, under U.S. GAAP, as the transaction consideration is the shares of AIA AG, cost of the investment is the fair value of the AIA AG stock, the transaction costs are not capitalizable. As a result, the Company expensed transaction costs incurred during the six months period ended June 30, 2012 in the amount of EUR 296 thousand and reflected these costs in “other operating expenses.” The shareholders' equity adjustments as of June 30, 2011 represents the impact of the expensing the costs through the income statement.

Classification differences

Under IAS 1 (Presentation of Financial Statements) the Company is required to classify deferred tax assets and liabilities as non-current. U.S. GAAP requires that an entity separates deferred tax liabilities and assets into a current amount and a non-current amount. The current amount of these line items is EUR 240 thousand (DTA) and EUR 200 thousand (DTA) for June 30, 2012 and December 31, 2011, respectively. These amounts include the adjustments for the deferred tax effects of the U.S. GAAP adjustments, to the extent they affect current deferred tax assets and liabilities.

Under IAS 39 (Financial Instruments: Recognition and Measurement) the Company is required to deduct transactions costs from the carrying value of financial liabilities that are not carried at fair value through income. Under U.S. GAAP, such transaction costs are deferred as an asset. The amount of transaction costs relating to financial liabilities that are not carried at fair value through income amounted to EUR 157 thousand and EUR 208 thousand as of June 30, 2012 and December 31, 2011, respectively.

Under IFRS, the Company classifies film rights for the airline sector that are acquired for a longer period of time then a customer's “onboard cycle,” within inventories. Under U.S. GAAP, such film rights are classified as a separate line item on the balance sheet. Short term film rights amounted to EUR 9,371 thousand and EUR 9,948 thousand, as of June 30, 2012 and December 31, 2011 respectively.

(e) New U.S. GAAP Standards adopted in 2011

Recently Adopted Accounting Principles:

We adopted FASB guidance issued under ASC 820, Fair Value Measurement: Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. In accordance with the new requirements, we provided enhanced disclosure about the measurement of the estimated fair value of debt. There was no impact on our interim condensed consolidated financial statements as a result of adopting this new guidance.

ADVANCED INFLIGHT ALLIANCE AG

Notes to the interim condensed consolidated financial statements

18. Reconciliation of IFRS to U.S. GAAP  – (continued)

In April 2011, the FASB issued a new standard for agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The standard is effective for us as of January 1, 2012 and will not impact our balance sheet, results of operations, or financial statement disclosures.

Recently Issued Accounting Standards:

In July 2012, the FASB issued guidance under ASC 350, Testing Indefinite-Lived Intangible Assets for Impairment, which provides the option to first assess qualitative factors to determine whether it is more likely than not that an indefinite-lived intangible asset is impaired as a basis for determining whether it is necessary to perform the second, quantitative impairment test. If, based on the qualitative assessment of events or circumstances, an entity determines it is not more likely than not that the indefinite-lived intangible asset's fair value is less than its carrying amount, then it is not necessary to perform the quantitative impairment test. However, if an entity concludes otherwise, then the quantitative impairment test must also be performed to identify and measure any potential impairment amount. The standard is effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012. Early adoption is permitted. We do not expect an impact from this guidance on our annual indefinite-lived intangible asset impairment testing for our fiscal year 2012.

19. Events after the reporting period

The capital increase against contributions in kind of EUR 5,255,170 resolved on May 29, 2012, as part of the acquisition of a minority stake in Row 44 Inc., involving the issuance of 5,255,170 new shares, was entered in the relevant commercial register on July 2, 2012. This increases the share capital of AIA AG to EUR 23,914,159 as of July 2, 2012. The new shares from the capital increase against contributions in kind will be available for trading in the Regulated Market (General Standard) on the Frankfurt Stock Exchange at a later date.

On July 5, 2012, the Supervisory Board elected Mr. Edward L. Shapiro as its Chairman and Mr. Jörgen Chidekel as Vice Chairman.

On July 11, 2012, PAR Investment Partners L.P. released the offer document for the voluntary public takeover offer with the detailed conditions and arrangements. In a voluntary public takeover offer, PAR Investment Partners L.P. decided to make an offer to the shareholders of AIA AG to buy their bearer shares of AIA AG, each with a pro-rata interest of EUR 1.00 in the Company’s share capital, at a price of EUR 4.50 per share. The acceptance period for the offer began on July 11, 2012, and ended on August 8, 2012.

On July 20, 2012, the Management Board and the Supervisory Board released a joint statement on the voluntary public takeover offer made by PAR Investment Partners L.P. in accordance with Section 27 WpÜG. In the aforementioned joint statement, the Management Board and the Supervisory Board concluded that the offer price as defined by Section 31 (1) WpÜG is fair. To review the fairness of the offer price, the Management Board and Supervisory Board also drew on a fairness opinion prepared by Ernst & Young GmbH, Wirtschaftsprüfungsgesellschaft, Munich. The offer price meets the statutory requirements and, in the opinion of the Management Board and Supervisory Board, appropriately reflects the value of the Company. For the above-mentioned reasons and based on the statements made in the opinion, the Management Board and Supervisory Board support the offer and recommended that AIA shareholders accept the offer. The Company expressly draws the attention of AIA's shareholders to the fact that the above-mentioned comments are only a condensed version of the joint statement by the Management Board and Supervisory Board in accordance with Section 27 WpÜG. The complete statement can be viewed on the website www.advanced-inflight-alliance.com. In its announcement on August 13, 2012, in accordance with Section 23 (1) sentence 1, no. 1 WpÜG, PAR Investment Partners L.P. disclosed that 19,163,833 shares of Advanced Inflight Alliance AG are directly held by or are attributable to it. This corresponds to a share of approximately 80.53 percent of the share capital and the voting rights of AIA AG. The extended acceptance period for the takeover offer ended on August 27, 2012. On August 29, in the announcement made in accordance with

ADVANCED INFLIGHT ALLIANCE AG

Notes to the interim condensed consolidated financial statements

19. Events after the reporting period  – (continued)

Section 23 (1) sentence 1, no. 1 WpÜG, PAR Investment Partners L.P. disclosed that 20,464,581 shares of Advanced Inflight Alliance AG are directly held by or are attributable to it. This corresponds to a share of 85.99 percent of the share capital and the voting rights of AIA AG.

On August 31, 2012, AIA purchased 6 million common shares of Guestlogix Inc. for an aggregate purchase price of CAD 3 million. Guestlogix is a Canadian corporation, listed on the Toronto Stock Exchange, that provides global payment services to the airline industry. On September 4, 2012, Guestlogix announced the acquisition of its competitor BOM Merchant Technologies Limited, doing business as Initium Onboard, using the proceeds of AIA’s investment to fund the cash portion of the purchase price of such acquisition.

20. Paid and proposed dividends

In the first six months of 2012, AIA AG paid a dividend of 12 cents per share for the 2011 financial year after the Annual General Meeting on June 15, 2012 approved the corresponding proposal by management. Based on the number of 16,688,091 shares with subscription rights, this corresponded to a total dividend payment of EUR 2,003 thousand (prior-year period: EUR 1,740 thousand).

21. Other disclosures

Earnings per share

Both diluted and basic earnings per share for the first half of 2012 were EUR 0.14 (prior-year period: EUR 0.23).

Earnings per share are calculated by dividing the net income for the period by the average number of shares. The number of shares after the capital increase was as follows in the reporting period:

Number of shares	2012	2011
Number of shares on January 1	16,688,091	14,500,000
Number of shares on June 30	18,658,989	16,571,428
Average number of shares (basic)	16,748,885	14,763,220
Number of weighted stock options	54,746	38,720
Average number of shares (diluted)	16,803,631	14,774,940
Net income for the period	2,362,844	3,327,055
Basic EPS	0.14	0.23
Diluted EPS	0.14	0.23

Corporate boards

The following persons served on the Management Board in the first half of the 2012 financial year:

Louis Bélanger-Martin, Montreal, Canada

Chief executive officer (CEO)

Wolfgang Brand, Munich, Germany

Chief Financial Officer (CFO)

The following persons served on the Supervisory Board in the first half of the 2012 financial year:

Edward L. Shapiro

(Portfolio Manager)
Chairman of the Supervisory Board
Further Supervisory Board positions:

ADVANCED INFLIGHT ALLIANCE AG

Notes to the interim condensed consolidated financial statements

21. Other disclosures  – (continued)

Legend Films Inc., San Diego, USA, member of the Board of Directors;
LodgeNet Interactive Corporation, Sioux Falls, USA, member of the Board of Directors;
Row 44, Inc., Westlake Village, USA, member of the Board of Directors;
Lumexis Corp., Irvine, Canada, member of the Board of Directors.

Jörgen Chidekel

(Managing Director / Investment Manager)
Vice Chairman of the Supervisory Board

Jean-Yves Leblanc

(Professional Supervisory Board member)
Further Supervisory Board positions:
Transat AT Inc., Montreal, Canada, member of the Board of Directors (Lead Director);
Keolis SA, Paris, France, member of the Board of Directors;
Pomerleau Inc., Montreal, Canada, member of the Board of Directors;
Desjardins Securities, Montreal, Canada, member of the Board of Directors;
Premier Tech, Rivière-du-Luop, Canada, member of the Board of Directors;
Conseil du Patronat du Québec, Montreal, Canada, member of the Board of Directors (Chairman).

Advanced Inflight Alliance AG

Munich, November 1, 2012

Louis Bélanger-Martin	Wolfgang Brand
CEO	CFO

Annex A

AGREEMENT AND PLAN OF MERGER AND REORGANIZATION

among:

Global Eagle Acquisition Corp.,
a Delaware corporation;

EAGL Merger Sub Corp.,
a Delaware corporation;

Row 44, Inc.,
a Delaware corporation;

and

PAR Investment Partners, L.P.,
a Delaware limited partnership

Dated as of November 8, 2012

i

EXHIBITS
Exhibit A –	Certain Definitions
Exhibit B –	Form of Certificate of Merger
Exhibit C –	Form of Post-Closing Restated Certificate of Incorporation of Surviving Corporation
Exhibit D –	Post-Closing Directors of Parent
Exhibit E –	Post-Closing Directors of Surviving Corporation
Exhibit F –	Form of Escrow Agreement
Exhibit G –	Form of Registration Rights Agreement
Exhibit H –	Form of Post-Closing Restated Certificate of Incorporation of Parent
Exhibit I –	Form of Post-Closing Restated Bylaws of Parent
LIST OF SCHEDULE OF EXCEPTIONS
Section 2.1	Organization; Qualification
Section 2.3	Non-Contravention
Section 2.4(c)	Exercise Price Adjustments
Section 2.4(e)	Capitalization
Section 2.4(f)	Table of Company Stockholders
Section 2.4(g)	Table of Company Optionholders
Section 2.4(h)	Preemptive Rights
Section 2.5	No Violation or Default
Section 2.6	Brokers or Finders
Section 2.7	Litigation
Section 2.8	Title to Property and Assets
Section 2.9(a)	Intellectual Property
Section 2.9(b)	Intellectual Property Exceptions
Section 2.11	Financial Statements; Accounting Controls
Section 2.12	Changes
Section 2.13	Taxes
Section 2.14	Insurance
Section 2.15(a)	Company Plans
Section 2.15(b)	Certain Company Plans
Section 2.15(i)	Employees, Consultants and Independent Contractors
Section 2.15(l)	Certain Employment Arrangements
Section 2.15(m)	Representations Regarding Equity Incentives
Section 2.15(o)	Certain Confidentiality Matters
Section 2.15(p)	Employee Release Matters
Section 2.15(s)	Labor Disputes
Section 2.18	Subsidiaries
Section 2.19	Material Contracts
Section 2.19(g)	Company Exclusivity Rights
Section 2.20	Environmental and Safety Laws
Section 2.25(a)	Leased Real Property
Section 2.25(b)	Lease Defaults
Section 7.5	Required Consents
Section A	Material Terms of Performance Warrant
LIST OF PARENT SCHEDULE OF EXCEPTIONS
Section 3.1	Organization; Qualification
Section 3.8	Taxes
Section 3.12	Brokers or Finders

v

AGREEMENT AND PLAN
OF MERGER AND REORGANIZATION

This Agreement and Plan of Merger and Reorganization is made and entered into as of November 8, 2012 (the “Execution Date”), by and among Global Eagle Acquisition Corp., a Delaware corporation (“Parent”), EAGL Merger Sub Corp., a Delaware corporation and a direct wholly owned subsidiary of Parent (“Merger Sub”), Row 44, Inc., a Delaware corporation (the “Company”), and PAR Investment Partners, L.P., a Delaware limited partnership (“PAR”), in its capacity as Stockholders’ Agent and for certain specific purposes set forth on the signature page hereto.

Recitals

A.  Parent, Merger Sub and the Company intend to effect a merger of Merger Sub into the Company in accordance with this Agreement and the General Corporation Law of the State of Delaware (the “DGCL”). Upon consummation of the Merger, Merger Sub will cease to exist, and the Company will become a wholly owned subsidiary of Parent.

B.  It is intended that the Merger qualify as a tax-free reorganization within the meaning of Section 368(a) of the Code.

C.  This Agreement has been approved by the respective boards of directors of Parent, Merger Sub and the Company.

D.  The definitions of all capitalized terms not otherwise defined in the text of this Agreement are set forth on Exhibit A hereto.

Agreement

NOW, THEREFORE, in consideration of the above stated premises, and such other consideration the receipt and sufficiency of which is hereby acknowledged, the parties to this Agreement agree as follows:

Section 1.  Description of The Merger; Share Exchange.

1.1   Merger of Merger Sub into the Company.  Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time, Merger Sub shall be merged with and into the Company (the “Merger”), and the separate existence of Merger Sub shall cease. The Company will continue as the surviving corporation in the Merger (the “Surviving Corporation”).

1.2  Effect of the Merger.  The Merger shall have the effects set forth in this Agreement and in the applicable provisions of the DGCL.

1.3  Closing; Effective Time.  The consummation of the transactions contemplated by this Agreement (the “Closing”) shall take place at the offices of McDermott Will & Emery, LLP, 340 Madison Avenue, New York, New York 10173, on a date and at a time to be mutually agreed to by Parent and the Company as soon as practicable, but no later than one (1) business day, after the satisfaction or waiver of the conditions set forth in Sections 7 and 8. The date on which the Closing actually takes place is referred to in this Agreement as the “Closing Date.” Contemporaneously with the Closing, a properly executed certificate of merger conforming to the requirements of the DGCL in the form attached as Exhibit B hereto (the “Certificate of Merger”) shall be filed with the Secretary of State of the State of Delaware.

1.4  Certificate of Incorporation and Bylaws; Directors and Officers.  Unless otherwise determined by Parent and the Company prior to the Effective Time:

(a)  the Restated Certificate shall be amended and restated as of the Effective Time in the form set forth on Exhibit C hereto;

(b)  the bylaws of the Surviving Corporation shall be amended and restated as of the Effective Time in a form acceptable to Parent and the Company;

(c)  the board of directors and executive officers of Parent immediately after the Effective Time (the “Board”) shall be as set forth on Exhibit D hereto;

(d)  the board of directors of the Surviving Corporation immediately after the Effective Time shall be as set forth on Exhibit E hereto; and

(e)  the executive officers of the Surviving Corporation immediately after the Effective Time shall be the executive officers of the Surviving Corporation immediately prior thereto.

1.5   Conversion of Shares.

(a)  Subject to Sections 1.5(c), 1.7 and 1.8, at the Effective Time, by virtue of the Merger and without any further action on the part of Parent, Merger Sub, the Company or any other Person:

(i)  subject to Section 1.7(e), and except as set forth in Section 1.5(a)(ii), each share of (A) Company Common Stock outstanding immediately prior to the Effective Time shall be converted into the right to receive that portion of a share of Parent Common Stock set forth on the Spreadsheet pursuant to Section 1.5(d) (i), and (B) Company Preferred Stock outstanding immediately prior to the Effective Time shall be converted into the right to receive that portion of a share of Parent Common Stock set forth on the Spreadsheet pursuant to Section 1.5(d)(ii), in each case as adjusted pursuant to Section 1.14;

(ii)  each share of Company Capital Stock held in the treasury of the Company immediately prior to the Effective Time shall be cancelled and extinguished, and no other securities of Parent or any other corporation shall be issuable, and no payment or other consideration shall be made, with respect thereto; and

(iii)  each share of the common stock (par value $0.01 per share) of Merger Sub outstanding immediately prior to the Effective Time shall be converted into one share of common stock of the Surviving Corporation.

(b)  At any time or from time to time between the date of this Agreement and the Effective Time, if Parent declares or pays any dividend on Parent Common Stock payable in Parent Common Stock or in any right to acquire Parent Common Stock, or effects a subdivision of the outstanding shares of Parent Common Stock into a greater number of shares of Parent Common Stock (by stock dividends, combinations, splits, recapitalizations and the like), or if the outstanding shares of Parent Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Parent Common Stock, then the Parent Share Price (including the dollar amounts referred to in the definition of Parent Share Price) and the Share Exchange Ratio shall be appropriately adjusted.

(c)  No fractional shares of Parent Common Stock shall be issued in connection with the Merger, and no certificates for any such fractional shares shall be issued. In lieu of such fractional shares, any holder of Company Common Stock who would otherwise be entitled to receive a fraction of a share of Parent Common Stock shall, upon surrender of such holder’s Company Stock Certificate(s), be paid in cash the dollar amount (rounded to the nearest whole cent), without interest, determined by multiplying such fraction by the Parent Share Price.

(d)  As soon as possible, but in any event no later than three (3) business days, prior to the Effective Time, the Company shall deliver to Parent and the Exchange Agent the Spreadsheet. For purposes of this Agreement, “Spreadsheet” means a spreadsheet which shall be certified as complete and correct by an officer of the Company, which shall include, as of immediately prior to the Effective Time: (i) the fraction of a share of Parent Common Stock into which one share of Company Common Stock shall be converted as a result of the Merger; (ii) for each series of Company Preferred Stock, the fraction of a share of Parent Common Stock into which one share of such series of Company Preferred Stock shall be converted as a result of the Merger; (iii) the dollar value of one share of Company Common Stock in connection with the transactions contemplated hereby (the “Implied Merger Consideration Per Company Common Share”); (iv) (A) the names of all Company Stockholders and their respective addresses, (B) the number and type of shares of Company Capital Stock held by each Company Stockholder, (C) where applicable, the respective certificate numbers held by each Company Stockholder, and (D) the number of Closing Total Merger Shares to be paid to each Company Stockholder at Closing in respect of each type of shares of Company Capital Stock held by such Company Stockholder;

(v) (A) the names of all holders of Company Options and their respective addresses, (B) the number and type of shares of Company Capital Stock underlying each Company Option held by each such holder, (C) the grant date, expiration date, exercise price per share, vesting schedule and vested status of each Company Option held by each such holder and (D) the number of Company Option Settlement Shares issuable with respect to such Company Option in accordance with Section 1.9(a)(i); (vi) (A) the names of all holders of Company Warrants and their respective addresses; (B) the number and type of shares of Company Capital Stock underlying the Company Warrants held by each such holder, (C) the grant date, expiration date, exercise price per share, vesting schedule and vested status of each Company Warrant held by each such holder, (D) the number of shares of Parent Common Stock for which such Company Warrant shall be exercisable as a result of Section 1.9(b), and (E) the exercise price per share of Parent Common Stock of such Company Warrant as a result of Section 1.9(b); provided, that all such calculations shall be made in accordance with (1) Section 2.1 of Article 4B of the Company’s Amended and Restated Certificate of Incorporation dated June 8, 2012 (the “Restated Certificate”) and (2) the Share Exchange Ratio.

(e)  Notwithstanding anything in this Agreement to the contrary, Parent shall not be obligated to issue shares of Parent Common Stock to any Merger Stockholder or holder of Company Options that Parent, in its sole discretion, does not reasonably believe is an “accredited investor” within the meaning of Regulation D promulgated by the SEC under the Securities Act (each, a “Non-Accredited Company Stockholder”) if the issuance of such shares would result in the issuance of shares by Parent to more than thirty-five (35) Non-Accredited Company Stockholders. In lieu of issuing such number of shares of Parent Common Stock to which such Non-Accredited Company Stockholder would otherwise be entitled under Sections 1.5(a) (subject, in all cases, to the exchange procedures set forth in Section 1.7 hereof) or 1.9(a), Parent may, in its sole discretion, elect to pay to such Non-Accredited Company Stockholder an amount in cash (the “Substitute Cash Amount”) equal to the product of (i) such number of Closing Net Merger Shares or Company Option Settlement Shares, as the case may be, to which such Non-Accredited Company Stockholder is entitled under Section 1.5(a) or 1.9(a), and (ii) the Parent Share Price; provided, that such portion of the Substitute Cash Amount payable to any Merger Stockholder which would otherwise be treated as Escrow Shares pursuant to Section 1.7(b)(ii) shall be held in escrow by the Escrow Agent pursuant to all terms applicable to Escrow Shares set forth in this Agreement and the Escrow Agreement.

1.6  Closing of the Company’s Transfer Books.  At the Effective Time, holders of certificates representing shares of Company Capital Stock that were outstanding immediately prior to the Effective Time shall cease to have any rights as stockholders of the Company, and the stock transfer books of the Company shall be closed with respect to all shares of such Company Capital Stock outstanding immediately prior to the Effective Time. No further transfer of any such shares of the Company Capital Stock shall be made on such stock transfer books after the Effective Time. If, after the Effective Time, a Company Stock Certificate is presented to the Surviving Corporation or Parent, the shares of Company Capital Stock formerly represented by such Company Stock Certificate shall be canceled and shall be exchanged for shares of Parent Common Stock, as provided in Section 1.5 and 1.7.

1.7  Exchange of Certificates.

(a)  On or prior to the Closing Date, Parent and the Company shall agree upon, select and engage a reputable bank, transfer agent or trust company to act as exchange agent in the Merger (the “Exchange Agent”). At the Effective Time, Parent shall deposit with the Exchange Agent stock certificates representing the Closing Net Merger Shares, other than the Escrow Shares, and the Company Option Settlement Shares.

(b)  At the Closing, each Company Stockholder that does not perfect its right of appraisal under Section 262 of the DGCL and is otherwise entitled to receive Closing Net Merger Shares pursuant to Section 1.5 of this Agreement (a “Merger Stockholder”) shall surrender to the Exchange Agent the Company Stock Certificates representing all of such Stockholder’s shares of Company Common Stock, properly endorsed for transfer, along with a Letter of Transmittal. As soon as practicable after the Effective Time, the Exchange Agent shall deliver to (i) each Merger Stockholder who has surrendered

Company Stock Certificates representing all of such Merger Stockholder’s shares of the Company Common Stock properly endorsed for transfer, along with an executed Letter of Transmittal, a certificate representing 90.0% of the number of Closing Net Merger Shares that such Merger Stockholder otherwise has the right to receive pursuant to the provisions of Section 1.5, and (ii) the Escrow Agent, on behalf of each Merger Stockholder, a certificate representing 10.0% of the number of whole shares of Parent Common Stock that such Merger Stockholder otherwise has the right to receive pursuant to the provisions of Section 1.5, rounded up to the nearest whole share (the “Escrow Shares”), which Escrow Shares shall be held (and released) in accordance with the provisions of Sections 1.14(b), 10.6, 10.7, 10.8 and the terms of the Escrow Agreement. If any Company Stock Certificate shall have been lost, stolen or destroyed, Parent may, in its discretion and as a condition precedent to the issuance of any certificate representing Parent Common Stock, require the owner of such lost, stolen or destroyed Company Stock Certificate to provide an appropriate affidavit and to deliver a bond (in such sum as Parent may reasonably direct) as indemnity against any claim that may be made against Parent or the Surviving Corporation with respect to such Company Stock Certificate.

(c)  No dividends or other distributions declared or made with respect to Parent Common Stock with a record date after the Effective Time shall be paid to the holder of any unsurrendered Company Stock Certificate with respect to the shares of Parent Common Stock represented thereby, and no cash payment in lieu of any fractional share shall be paid to any such holder, until such holder surrenders such Company Stock Certificate in accordance with this Section 1.7 (at which time such holder shall be entitled to receive all such dividends and distributions and such cash payment).

(d)  Parent and the Surviving Corporation shall be entitled to deduct and withhold from any consideration payable or otherwise deliverable to any holder or former holder of Company Capital Stock pursuant to this Agreement such amounts as Parent or the Surviving Corporation may be required to deduct or withhold therefrom under the Code or under any provision of state, local or foreign tax law, if any. To the extent such amounts are so deducted or withheld, such amounts shall be treated for all purposes under this Agreement as having been paid to the Person to whom such amounts would otherwise have been paid.

(e)  Neither Parent nor the Surviving Corporation shall be liable to any holder or former holder of Company Capital Stock for any shares of Parent Common Stock (or dividends or distributions with respect thereto), or for any cash amounts, delivered to any public official pursuant to any applicable abandoned property, escheat or similar law.

1.8  Appraisal Shares.

(a)  Notwithstanding anything to the contrary contained in this Agreement, Appraisal Shares (as defined in Section 1.8(c) below) shall not be converted into or represent the right to receive Parent Common Stock in accordance with Section 1.5(a) (or cash in lieu of fractional shares in accordance with Section 1.5(c)), and each holder of Appraisal Shares shall be entitled only to such rights with respect to such Appraisal Shares as may be granted to such holder in Section 262 of the DGCL. From and after the Effective Time, a holder of Appraisal Shares shall not have and shall not be entitled to exercise any of the voting rights or other rights of a stockholder of the Surviving Corporation. If any holder of Appraisal Shares shall fail to perfect or shall waive, rescind, withdraw or otherwise lose such holder’s right of appraisal under Section 262 of the DGCL, then (i) any right of such holder to require the Company to purchase the Appraisal Shares for cash shall be extinguished and (ii) in accordance with Section 1.7(a), such shares shall automatically be converted into and shall represent only the right to receive (upon the surrender of the certificate or certificates representing such shares) Parent Common Stock, and cash in lieu of any fractional share in accordance with Section 1.5(c), if appropriate.

(b)  The Company (i) shall give Parent prompt written notice of any demand by any Company Stockholder for appraisal of such Company Stockholder’s shares of Company Capital Stock pursuant to the DGCL and of any other notice demand or instrument delivered to the Company pursuant to the DGCL and (ii) shall give Parent’s Representatives the opportunity to participate in all negotiations and proceedings with respect to any such notice, demand or instrument. The Company shall not make any payment or settlement offer with respect to any such notice or demand unless Parent shall have consented in writing to such payment or settlement offer.

(c)  For purposes of this Agreement, “Appraisal Shares” shall refer to any shares of Company Capital Stock outstanding immediately prior to the Effective Time that are held by Company Stockholders who are entitled to demand and who properly demand appraisal of such shares pursuant to, and who comply with the applicable provisions of, Section 262 of the DGCL.

1.9  Treatment of Company Options and Company Warrants.

(a)  Company Options.

(i)  Each unexpired and unexercised Company Option outstanding as of immediately prior to the Effective Time shall be accelerated and deemed vested, and shall be converted automatically into the right to receive, subject to the exchange procedures set forth in Section 1.7 (provided, that such holder shall execute and deliver an Option Holder Letter of Transmittal), such number of shares of Parent Common Stock equal to the product of (i) (A) (1) the Implied Merger Consideration Per Company Common Share, minus (2) the exercise price payable in respect of each share of Company Common Stock underlying such Company Option, divided by (B) the Parent Share Price, and (ii) the total number of shares underlying such Company Option; provided, that fractional shares of Parent Common Stock shall be treated in accordance with Section 1.5(c) (such shares of Parent Common Stock issuable to holders of Company Options under this Section 1.9(a)(i), collectively, the “Company Option Settlement Shares”).

(ii)  Without limiting the generality of the foregoing, the Company shall take all actions as are necessary prior to Closing to ensure that neither Parent nor the Surviving Corporation shall, after the Effective Time, be bound by any Company Option.

(b)  Company Warrants.  From and after the Effective Time, each unexpired and unexercised Company Warrant then outstanding shall automatically, by virtue of the Merger, be adjusted such that the Company Warrant shall be exercisable for that number of shares of Parent Common Stock equal to the product of (i) the number of shares of Company Common Stock subject to the Company Warrant immediately prior to the Effective Time and (ii) the fraction of a share of Parent Common Stock into which one share of Company Common Stock or Company Preferred Stock, as the case may be, shall be converted as a result of the Merger as set forth on the Spreadsheet (and rounded to the nearest share in accordance with established mathematical principles), with an exercise price per share of Parent Common Stock equal to the quotient of (A) the exercise price per share that existed under the corresponding Company Warrant divided by (B) such fraction of a share of Parent Common Stock into which one share of Company Common Stock or Company Preferred Stock, as the case may be, shall be converted as a result of the Merger as set forth in the Spreadsheet (and rounded to the nearest cent in accordance with established principles).

1.10  Share Repurchase Right.  Prior to the Closing, the Company shall have the right to repurchase up to $13,125,000 in shares of the Company’s Capital Stock from one or more Company Stockholders (the “Repurchased Shares”). The terms and conditions of the Company’s acquisition of any Repurchased Shares shall be negotiated by the Company on an arm’s-length basis, in good faith, with the holder(s) thereof, and the purchase price for such Repurchased Shares will be paid in the form of (a) cash, (b) Company Recap Notes or (c) a combination of cash and Company Recap Notes; provided, that in no event shall the total amount of cash and Company Recap Notes issued to all such Company Stockholders exceed the $13,125,000.

1.11  Backstop Fee Agreement.  On or prior to the Closing, the Company shall have the right to enter into the Backstop Fee Agreement with PAR in consideration for its execution and delivery of the Backstop Agreement prior to the Execution Date.

1.12  Tax Consequences.  For federal income tax purposes, the Merger is intended to constitute a reorganization within the meaning of Section 368 of the Code. The parties to this Agreement hereby adopt this Agreement as a “plan of reorganization” within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the United States Treasury Regulations.

1.13  Further Action.  If, at any time after the Effective Time, any further action is reasonably determined by Parent to be necessary or desirable to carry out the purposes of this Agreement or to vest the Surviving Corporation or Parent with full right, title and possession of and to all rights and property of Merger Sub and the Company, the officers and directors of the Surviving Corporation and Parent shall be fully authorized (in the name of Merger Sub, in the name of the Company and otherwise, as the case may be) to take such action.

1.14  Adjustments to Net Merger Consideration and Merger Shares.

(a)  Calculation of Estimated Net Merger Consideration.  Not later than three (3) business days prior to the Closing, the Company shall deliver to Parent a certificate signed by the Company’s Chief Executive Officer setting forth (i) a consolidated balance sheet of the Company (the “Estimated Closing Balance Sheet”), (ii) a calculation of Closing Date Working Capital (the “Estimated Closing Date Working Capital”) and (iii) a calculation of Indebtedness (the “Estimated Indebtedness”), in each case estimated as of 12:01 a.m. on the Closing Date (the “Adjustment Calculation Time”), which calculations shall be prepared in accordance with GAAP in a manner consistent with the preparation of the Financial Statements, along with reasonable supporting detail therefor. The amount, if any, by which the Estimated Closing Date Working Capital is less than the Closing Date Working Capital Target shall be referred to herein as the “Estimated Working Capital Shortfall,” and the amount, if any, by which the Estimated Working Capital is greater than the Closing Date Working Capital Target shall be referred to herein as the “Estimated Working Capital Surplus.”

(b)  Post-Closing Adjustments.

(i)  As soon as practicable, but in any event no later than ninety (90) days, after the Closing, Parent shall deliver to Stockholders’ Agent a statement (a “Closing Statement”) setting forth, as of the Adjustment Calculation Time, (A) the consolidated balance sheet of the Company (the “Closing Balance Sheet”), (B) the Closing Date Working Capital (the “Final Working Capital”) and (C) the Indebtedness (the “Final Indebtedness”). The Closing Statement shall be prepared in accordance with GAAP in a manner consistent with the preparation of the Financial Statements. The amount, if any, by which the Final Working Capital is less than the Closing Date Working Capital Target shall be referred to herein as the “Final Working Capital Shortfall,” and the amount, if any, by which the Final Working Capital is greater than the Closing Date Working Capital Target shall be referred to herein as the “Final Working Capital Surplus.”

(ii)  For a period of thirty (30) days following the date on which the Closing Statement is delivered to the Stockholders’ Agent (such date referred to herein as the “Delivery Date”), Parent shall make available during customary business hours and on reasonable notice to the Stockholders’ Agent and its auditors, all records and work papers used in preparing the Closing Statement.

(iii)  If the Stockholders’ Agent disagrees with the computation of the Final Working Capital reflected in the Closing Statement, the Stockholders’ Agent may, within thirty (30) days after the Delivery Date, deliver a notice (an “Objection Notice”) to Parent setting forth the Stockholders’ Agent’s calculation of such items (including reasonable detail regarding the calculation of such items). If the Stockholders’ Agent does not deliver an Objection Notice within such thirty (30) day period, then the Closing Statement prepared by Parent shall be deemed to have been accepted by the Stockholders’ Agent. If the Stockholders’ Agent delivers an Objection Notice, Parent and the Stockholders’ Agent shall use each of its reasonable best efforts to resolve any disagreements, but if they do not obtain a final resolution within thirty (30) days after Parent has received the Objection Notice, Parent and the Stockholders’ Agent, shall jointly retain PriceWaterhouseCoopers (the “Accountant”) to resolve any remaining disagreements within thirty (30) days of its engagement. The Accountant’s determination shall be based upon the terms of this Agreement and shall, absent manifest error, be conclusive and binding upon the parties hereto. The date on which the Final Working Capital and the Final Indebtedness is finally determined in accordance with this Section 1.14(b)(iii) shall be referred to herein as the “Determination Date.”

(iv)  If the number of Final Net Merger Shares is greater than the number of Closing Net Merger Shares, within five (5) business days of the Determination Date, Parent shall issue and cause to be delivered to the Merger Stockholders such number of shares of Parent Common Stock, in the aggregate, equal to such difference, in accordance with their respective holdings of Company Common Stock immediately prior to the consummation of the Merger. If the number of Final Net Merger Shares is less than the number of Closing Net Merger Shares, within five (5) business days of the Determination Date, the Stockholders’ Agent and Parent shall direct the Escrow Agent to deliver to Parent such number of Escrow Shares equal to such difference in accordance with the terms of the Escrow Agreement.

1.15  Parent Committee.  At the Closing, the Board of Directors of Parent shall appoint a committee consisting of (x) two (2) of its members as of prior to the Closing, who shall be Harry Sloan and Jeffrey Sagansky, and (y) two (2) “independent” directors of Parent as of after the Closing, who shall be agreed to by each of Parent and the Company prior to the Closing, to act on behalf of Parent to take all necessary actions and make all decisions pursuant to (a) the matters set forth in Section 1.14(b) and (b) the Escrow Agreement regarding Parent’s right to indemnification pursuant to Section 10 (the “Post-Closing Matters”). In the event of a vacancy in such committee, the Board of Directors of Parent shall appoint as a successor a Person who was a director of Parent prior to the Closing Date or some other Person who would qualify as an “independent” director of Parent and who has not had any relationship with the Company prior to the Closing. For the avoidance of doubt, such committee shall have the power and authority to act on behalf of Parent, without any further approval or consent required from any director, officer or stockholder of Parent, to take any necessary action and make any necessary decision on behalf of Parent with respect to the Post-Closing Matters.

Section 2.  Representations and Warranties of the Company

The Company hereby represents and warrants, to and for the benefit of Parent, as follows:

2.1  Organization; Qualification.  The Company is a corporation duly incorporated validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. Each Subsidiary is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable) and has all requisite power and authority to carry on its business as now conducted and as proposed to be conducted. Each of the Company and its Subsidiaries is duly qualified to transact business and is in good standing in each jurisdiction in which it is so required under applicable laws, except where the failure to do so, has not had or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Section 2.1 of the Schedule of Exceptions sets forth each jurisdiction in which the Company and each Subsidiary is qualified.

2.2  Power; Authorization.  The Company has all requisite corporate power to enter into, execute and deliver this Agreement and each of the Transaction Agreements to perform its obligations hereunder and thereunder, and the execution, delivery and performance by the Company of this Agreement and the Transaction Agreements have been duly authorized by all necessary action on the part of the Board. This Agreement and each of the Transaction Agreements are the valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as the same may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium, or other laws of general application relating to or affecting enforcement of creditors’ rights and the rules or laws governing specific performance, injunctive relief or other equitable remedies.

2.3  Non-Contravention.  The execution and delivery by the Company of this Agreement and the other Transaction Agreements and the performance and consummation of the transactions contemplated hereby and thereby do not and will not (i) violate (A) the organizational documents of the Company or any of its Subsidiaries, including, without limitation, the Restated Certificate or the Company’s bylaws (collectively, the “Charter Documents”), or (B) any judgment, order, writ, decree, ruling, charge, statute, rule, regulation or other restriction of any Governmental Body applicable to the Company, (ii) except as set forth in Section 2.3 of the Schedule of Exceptions, conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice under, any Contract to which any of the Company or any of its Subsidiaries is a party or by which it is bound or to which any of its assets are subject, or (iii) result in the creation or imposition of any Encumbrance upon any property, asset or revenue of the Company or any Subsidiary or the suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to the Company or any Subsidiary, their respective businesses or operations, or their respective assets or properties.

2.4  Capitalization.  Immediately prior to the Closing, the authorized and outstanding capital of the Company will consist of:

(a)  378,848,172 shares of Company Preferred Stock, of which (i) 9,794,142 shares have been designated as Series A-1 Preferred Stock, all of which are issued and outstanding, (ii) 19,887,000 shares have been designated as Series A-2 Preferred Stock, all of which are issued and outstanding, (iii) 73,783,872 shares have been designated as Series B-1 Preferred Stock, all of which are issued and outstanding, (iv) 62,326,439 shares have been designated as Series B-2 Preferred Stock, all of which are issued and outstanding, (v) 105,868,792 shares have been designated as Series C-1 Preferred Stock, of which 84,695,034 are issued and outstanding and (vi) 107,187,927 shares have been designated as Series C-2 Preferred Stock, of which 85,750,341 are issued and outstanding. The rights, preferences and privileges of the Company Preferred Stock are as set forth in the Restated Certificate. All of the outstanding shares of Company Preferred Stock have been duly authorized, are fully paid and nonassessable and were issued in compliance with all applicable federal and state securities laws.

(b)  900,000,000 shares of Company Common Stock, of which 154,115,079 shares are issued and outstanding. All of the outstanding shares of Company Common Stock have been duly authorized, are fully paid and nonassessable and were issued in compliance with all applicable federal and state securities laws.

(c)  an aggregate of 65,000,000 shares of Company Common Stock have been reserved for issuance to officers, directors, employees and consultants of the Company pursuant to the Stock Plan. Of such reserved shares of Company Common Stock, 47,573,932 shares have been allocated to options and 17,393,568 remain available for issuance under the 2011 Equity Incentive Plan. All outstanding options are subject to the terms, conditions and restrictions set forth in the 2011 Equity Incentive Plan. Except as set forth in Section 2.4(c) of the Schedule of Exceptions, the Company has not adjusted or amended the exercise price of any stock option previously awarded, whether through amendment, cancellation, replacement grant, repricing or otherwise.

(d)  warrants (including any warrants which have been authorized by the Board, but not yet issued by the Company) to purchase an aggregate of (i) 175,122,105 shares of Company Common Stock and (ii) 42,611,344 shares of Company Preferred Stock (collectively, the “Company Warrants”).

(e)  Section 2.4(e) of the Schedule of Exceptions sets forth the capitalization of the Company immediately prior to and following the Closing, including all issued and outstanding shares of Company Common Stock, outstanding stock options, stock options or shares of Common Stock reserved but not yet granted under the 2011 Equity Incentive Plan, all Company Preferred Stock to be issued and outstanding as of such time, all accrued dividends due on each series of Company Preferred Stock currently outstanding, all warrants presently outstanding and any other stock purchase rights or convertible securities. Except as set forth in the Restated Certificate, the Company has no obligation (contingent or otherwise) to purchase or redeem any of its capital stock. No stock plan, stock purchase, stock option or other agreement or understanding between the Company and any holder of equity securities or rights to purchase equity securities provides for acceleration or other changes in the vesting provisions or terms of such agreements or understandings, or the lapse of a Company repurchase right, upon the occurrence of any event or combination of events. All outstanding stock options granted to officers, directors or employees of the Company have an exercise price equal to or greater than the fair market value of the underlying stock as of the date of grant. Other than as set forth in this Section 2.4, the Company is not party to any other outstanding option, warrant, right (including conversion or preemptive rights and rights of first refusal or similar rights) proxy, voting, transfer restriction or stockholder agreement or agreement of any kind, orally or in writing, for the purchase or acquisition from the Company of any shares of its capital stock. Except as set forth on Section 2.4(e) of the Schedule of Exceptions, no person or entity has any right to acquire any securities of the Company or any option or warrant to acquire any securities of the Company based on any broker, finder or investment banking type relationship with the Company.

(f)  Section 2.4(f) of the Schedule of Exceptions provides an accurate and complete list of the name of and last address known by the Company of each Stockholder, the number and class of Company Capital Stock owned by such Stockholder as of the date of this Agreement, the date such Company Capital Stock was purchased, the price paid per share, the form of consideration used (if not cash), the number of such shares that are subject to a repurchase right held by the Company, if any, the schedule of expiration of such repurchase right and the cost to the Company to repurchase any such shares.

(g)  Section 2.4(g) of the Schedule of Exceptions accurately sets forth, with respect to each Company Option that is outstanding as of the date of this Agreement (i) the name of the holder of such Company Option and (ii) the total number of shares of Company Common Stock that are subject to such Company Option and the number of shares of Company Common Stock with respect to which such Company Option is immediately exercisable, (iii) the date on which such Company Option was granted and the term of such Company Option, (iv) the vesting schedule for such Company Option and (v) the exercise price per share of Company Common Stock purchasable under such Company Option. Section 2.4(g) of the Schedule of Exceptions also accurately sets forth, with respect to each Company Warrant that is outstanding as of the date of this Agreement: (A) the name of the holder of such Company Warrant; (B) the total number of shares of Company Common Stock or Company Preferred Stock that are subject to such Company Warrant; (C) the exercise price per share of Company Common Stock or Company Preferred Stock purchasable under such Company Warrant; (D) the date of such Company Warrant; and (E) the expiration date of such Warrant. The Company has delivered to Parent accurate and complete copies of each Company Warrant that is outstanding as of the date of this Agreement.

(h)  All of the outstanding shares of Company Capital Stock have been issued in compliance with all applicable federal and state securities laws and other Legal Requirements and were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities of the Company. All outstanding Company Options, Company Warrants and other securities of the Company were duly authorized, have been granted or issued (as applicable) in compliance with all federal and state securities laws and other Legal Requirements and were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities of the Company. Except as set forth on Section 2.4(h) of the Schedule of Exceptions, there are no preemptive rights applicable to any shares of capital stock of the Company.

(i)  All of the stock or other equity securities in each Subsidiary owned by the Company is owned by the Company free and clear of any Encumbrance. All of the outstanding stock or equity securities of each Subsidiary has been duly authorized and validly issued and is fully paid and nonassessable, has been issued in compliance with all applicable federal, state and foreign securities laws and other Legal Requirements and was not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities of the Subsidiary. There are no options, warrants or other rights outstanding to subscribe for or purchase any shares of the capital stock of the Subsidiary and the Subsidiary is not subject to any obligation, commitment, plan, arrangement or court or administrative order with respect to same. There are no preemptive rights applicable to any shares of capital stock of the Subsidiary.

(j)  The Company has never declared, accrued, set aside or paid any dividend or made any other distribution in respect of any shares of its capital stock, nor has the Company redeemed, repurchased or otherwise reacquired any shares of its capital stock or other security other than repurchases at the lower of cost or the current fair market value thereof from former employees in accordance with the terms of such employees’ purchase agreements.

(k)  The Company is not subject to the requirements of subdivision (b) of Section 2115 of the California Corporations Code.

2.5  No Violation or Default; Compliance with Legal Requirements.  Except as set forth in Section 2.5 of the Schedule of Exceptions, neither the Company nor any Subsidiary is in violation of or default under any provision of its organizational documents, any provision of any mortgage, indenture, agreement, instrument or contract to which it is a party or by which it is bound, or any federal or state judgment, order, writ, decree, statute, rule or regulation applicable to it. The Company has complied with each, and is not in material violation of any, applicable Legal Requirement (i) in the United States, to which the Company or its business, operations, employees, assets or properties are or have been subject, and (ii) outside the United States, to which the Company or its business, operations, employees, assets or properties are or have been subject, except to the extent that such violations, have not had, or could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Neither the Company nor any Subsidiary has received notice regarding any violation of, conflict with, or failure to comply with, any Legal Requirement. To the Company’s knowledge, no suit, proceeding, hearing, investigation or formal governmental complaint has been filed or commenced against the Company or any Subsidiary alleging any failure to so comply. The Company has not, and to the Company’s knowledge, no agent, representative, contractor, officer, director, stockholder, member, employee or manager of the Company has, (A) acting at the direction or on behalf of the Company, made, paid or received any unlawful bribes, kickbacks or other similar payments to or from any Person (including any customer or supplier) or Governmental Body, (B) acting at the direction of or on behalf of the Company, made or paid any contributions, directly or indirectly, to a domestic or foreign political party or candidate or (C) acting at the direction or on behalf of the Company, has made or paid any improper foreign payment (as defined in Foreign Corrupt Practices Act of 1977, as amended).

2.6  Brokers or Finders.  Except as set forth in Section 2.6 of the Schedule of Exceptions, no Person has or will have, as a result of any act or omission of the Company or any Subsidiary, any right, interest or valid claim against the Company or any Subsidiary for any commission, fee or other compensation as a finder or broker in connection with the transactions contemplated by the Agreement.

2.7  Litigation.  Except as set forth in Section 2.7 of the Schedule of Exceptions, there is no Legal Proceeding pending or, to the Company’s knowledge, currently threatened against the Company or any Subsidiary or any officer or director of the Company or any Subsidiary. None of the Legal Proceedings set forth on Section 2.7 of the Schedule of Exceptions (a) questions the validity of this Agreement or the right of the Company to consummate the Merger and the other transactions contemplated hereby or (b) has had, or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect, nor is the Company aware that there is any basis for the foregoing. Neither the Company nor any of its Subsidiaries nor, to the Company’s knowledge, any of their respective officers or directors, is a party to or is named as subject to the provisions of any order, writ, injunction, judgment or decree of any court or Governmental Body. Except as set forth in Section 2.7 of the Schedule of Exceptions, no action, claim, suit or proceeding has been made, filed by or against the Company or any Subsidiary since January 1, 2009. There is no action, suit, proceeding or investigation by the Company or any Subsidiary pending or which the Company or any Subsidiary intends to initiate. The foregoing includes, without limitation, Legal Proceedings pending or threatened in writing (or any basis therefor known to the Company) involving the prior employment of any of the Company’s or any Subsidiary’s employees, their use in connection with the Company’s or any Subsidiary’s business, or any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers.

2.8  Title to Property and Assets.  The Company and each of its Subsidiaries have good and valid title to all of their respective properties and assets free and clear of any and all Encumbrances, except as set forth in Section 2.8 of the Schedule of Exceptions. With respect to all leased property and assets, the Company and its Subsidiaries are in compliance with such leases and hold valid leasehold interests free of any and all Encumbrances other than to the lessors of such properties or assets.

2.9  Intellectual Property.

(a)  All registered patents, trademarks and copyrights and all applications therefor, in each case for the Company and its Subsidiaries, are listed in Section 2.9(a) of the Schedule of Exceptions. The Company: (i) is the true and lawful owner or licensee of the trademarks and trademark applications listed in Section 2.9(a) of the Schedule of Exceptions, and said listed trademarks and trademark applications constitute all the marks registered in the United States Patent and Trademark Office and applications for trademarks that the Company now owns or uses in connection with its business; (ii) is the true and lawful owner or licensee of all rights in the patents and patent applications listed in Section 2.9(a) of the Schedule of Exceptions and said patents and patent applications constitute all the United States patents and applications for United States patents that the Company now owns or uses in connection with its business; (iii) is the true and lawful owner or licensee of all rights in the copyright registrations listed in Section 2.9(a) of the Schedule of Exceptions and said copyrights constitute all the registered United States copyrights that the Company now owns or uses; (iv) is the true and lawful owner or licensee of all rights in the registered service marks and service mark applications listed in Section 2.9(a) of the Schedule of Exceptions and said service marks constitute all the service marks that the Company now owns or uses; (v) is the true and lawful owner or licensee of all rights in the unregistered trade names and corporate names listed in Section 2.9(a) of the Schedule of Exceptions and said names constitute all the trade names and corporate names that the Company now owns or uses; and (vi) is the true and lawful owner or licensee of all rights in the domain names listed in Section 2.9(a) of the Schedule of Exceptions, and said domain names constitute all the domain names that the Company now owns or uses.

(b)  The Company and its Subsidiaries own or possess sufficient legal rights to all Company Intellectual Property as are necessary to the conduct of their respective businesses as now conducted and as presently contemplated to be conducted, without any known conflict with, or infringement of, the rights of others. Except for Company Intellectual Property owned by third parties or as set forth in Section 2.9(b) of the Schedule of Exceptions, the Company or a Subsidiary is the sole and exclusive owner, with all right, title and interest in and to (free and clear of all Encumbrances), all Company Intellectual Property, has sole and exclusive rights (and is not contractually obligated to pay any compensation to any third party in respect thereof or in connection with the use, sale, distribution, licensing or other exploitation thereof or as a result of the transactions contemplated by this Agreement) to the use, sale, distribution, licensing or other exploitation therefor, and no current or former stockholder, employee, consultant or director of the Company or any Subsidiary has any right in or interest to any Company Intellectual Property. No product or service marketed or sold (or proposed to be marketed or sold) by the Company violates or, to the Company’s knowledge, will violate any license or infringe any intellectual property rights of any other party.

(c)  The Company and its Subsidiaries have taken commercially reasonable measures, as appropriate, to maintain and protect the proprietary nature of the Company Intellectual Property, and to maintain in confidence all trade secrets and confidential information that Company owns or for which it has such obligation.

(d)  To the Company’s knowledge, there is no unauthorized use, infringement or misappropriation of any of the Company Intellectual Property by any third party, including any employee or former employee of the Company. There is no pending or, to the Company’s knowledge, threatened complaint, action, suit, claim, proceeding, other dispute or investigation, asserting the invalidity, misuse or unenforceability of any Company Intellectual Property, contesting ownership of any Company Intellectual Property, or otherwise challenging any of the Company’s or its Subsidiaries’ rights in or use of the Company Intellectual Property, and, to the Company’s knowledge, no valid grounds for the same exist.

(e)  Except for standard commercially available end-user, object code, internal-use software license and support/maintenance agreements, there are no outstanding options, licenses, or agreements of any kind relating to the foregoing, nor is the Company or any of its Subsidiaries bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, domain names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other Person. Neither the Company nor any of its Subsidiaries has received any communications alleging that the Company or any of its Subsidiaries has violated, diluted or infringed or, by conducting its business as proposed, would violate, dilute or infringe any of the patents, trademarks, service marks, tradenames, copyrights, trade secrets or other proprietary rights or processes of any other Person. The Company and its Subsidiaries have obtained and possess valid licenses to use all of the software programs present on the computers and other software-enabled electronic devices that they own or lease or that they have otherwise provided to their employees for their use in connection with their respective businesses.

(f)  For purposes of this Section 2.9, the Company shall be deemed to have knowledge of a patent right if the Company has actual knowledge of the patent right or would be found to be on notice of such patent right as determined by reference to United States patent laws.

2.10  Disclosure.  This Agreement (including the Schedule of Exceptions) does not (i) contain any representation, warranty or information regarding the Company or any Subsidiary that is false or misleading with respect to any material fact or (ii) omit to state any material fact necessary in order to make the representations, warranties and information regarding the Company and each of its Subsidiaries contained herein (in the light of the circumstances under which such representations, warranties and information were made or provided) not false or misleading.

2.11  Financial Statements; Accounting Controls.

(a)  The Company has furnished to Parent its audited consolidated financial statements (including balance sheet, income statement and statement of cash flows) as of December 31, 2010 and for the fiscal year ended December 31, 2010, its audited consolidated financial statements as of December 31, 2011 and for the fiscal year ended December 31, 2011 and its unaudited financial statements as of June 30, 2012 (the “Balance Sheet Date”) and for the six month period ended June 30, 2012 (collectively, the “Financial Statements”). The Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated (“GAAP”), and are consistent with the books and records of the Company and its Subsidiaries. The Financial Statements fairly present in all material respects the financial condition and operating results of the Company and its Subsidiaries as of the dates, and for the periods, indicated therein, except with respect to the absence of footnotes in connection with all Financial Statements for the June 30, 2012 interim period. Except as set forth in the Financial Statements, neither the Company nor its Subsidiaries has any material liabilities or obligations, contingent or otherwise, other than liabilities incurred in the ordinary course of business subsequent to the Balance Sheet Date.

(b)  The Company and its Subsidiaries have no liability or obligation, absolute or contingent (individually or in the aggregate), except obligations and liabilities incurred after the date of incorporation in the ordinary course of business that are not material, individually or in the aggregate and except as set forth in the Financial Statements.

(c)  The Company maintains accounting controls and systems which are sufficient to provide reasonable assurances that (i) all transactions are executed in accordance with management’s general or specific authorization, (ii) all transactions are recorded as necessary to permit the accurate preparation of financial statements in conformity with generally accepted accounting principles and to maintain proper accountability for items, (iii) access to their property and assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for items is compared with the actual levels at reasonable intervals and appropriate action is taken with respect to any differences.

2.12  Changes.  Since the Balance Sheet Date, except for the transactions contemplated by this Agreement and except as otherwise set forth on Section 2.12 to the Schedule of Exceptions, there has not been:

(a)  any change in the assets, liabilities, financial condition, operating results or prospects of the Company or its Subsidiaries that has constituted, or could reasonably be expected to constitute, individually or in the aggregate, a Material Adverse Effect;

(b)  any damage, destruction or loss, whether or not covered by insurance;

(c)  any cancellation, waiver, release or compromise by the Company or any of its Subsidiaries of a valuable right or claim or of a material debt owed to it;

(d)  any satisfaction or discharge of any Encumbrance or payment of any obligation by the Company or any of its Subsidiaries, except in the ordinary course of business and the satisfaction or discharge of which has not had nor could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

(e)  any material change or amendment to, or termination of, a Material Contract by which the Company or any of its Subsidiaries or any of their respective assets is bound or subject;

(f)  any material change in any compensation arrangement or agreement with any employee, officer, director or stockholder;

(g)  any sale, assignment, license or transfer by the Company or any of its Subsidiaries of any Company Intellectual Property or other intangible assets of the Company and its Subsidiaries;

(h)  any sale, lease, transfer, assignment or transfer by the Company or any of its Subsidiaries of any material portion of its assets, other than for a fair consideration in the ordinary course of its business;

(i)  any resignation or termination of employment of any executive officer or Key Employee of the Company or any of its Subsidiaries;

(j)  any material change, except in the ordinary course of business, in a contingent obligation of the Company or any of its Subsidiaries by way of guaranty, endorsement, indemnity, warranty or otherwise;

(k)  any mortgage, pledge, transfer of a security interest in, or lien, created by the Company or any of its Subsidiaries, with respect to any of its material properties or assets, except liens for Taxes not yet due or payable and liens that arise in the ordinary course of business and do not materially impair the Company’s or any Subsidiary’s ownership or use of such property or assets;

(l)  any loans or guarantees made by the Company or any of its Subsidiaries to or for the benefit of its employees, officers or directors, or any members of their immediate families, other than travel advances and other advances made in the ordinary course of its business;

(m)  any declaration, setting aside or payment or other distribution in respect to any of the Company’s capital stock, or any direct or indirect redemption, purchase, or other acquisition of any of such stock by the Company;

(n)  any notice received that any customer or supplier has terminated or materially reduced, or threatened to terminate or materially reduce, its purchases from or provision of products or services to the Company or any of its Subsidiaries;

(o)  any write off as uncollectible, or the establishment of any extraordinary reserve with respect to, any account receivable or other indebtedness;

(p)  the (i) establishment or adoption of any Plan, (ii) amendment of any Plan in any material respect, or (iii) the payment of any bonus, profit-sharing or similar payment to any of its directors, officers or employees;

(q)  any change in the Company’s methods of accounting or accounting practices in any respect;

(r)  any material Tax election;

(s)  the commencement or any Legal Proceeding by or against the Company or any of its Subsidiaries;

(t)  to the Company’s knowledge, any other event or condition of any character, other than events affecting the economy or the Company’s industry generally, that has resulted in or could reasonably be expected to result in, individually or in the aggregate, a Material Adverse Effect;

(u)  any capital expenditure (or series of related capital expenditures) outside the ordinary course of business of the Company and its Subsidiaries;

(v)  the issuance of any note, bond or other debt security by the Company or any of its Subsidiaries, or the creation, incurrence, assumption or guarantee of any indebtedness for borrowed money or capitalized lease obligation outside the ordinary course of business;

(w)  any delay or postponement of the payment of accounts payable and other liabilities of the Company or its Subsidiaries outside the ordinary course of business;

(x)  any change made or authorized in the organizational documents of the Company or any of its Subsidiaries;

(y)  the entry into, termination or modification of any collective bargaining agreement (or otherwise becoming bound by the terms of any collective bargaining arrangement) by the Company or any of its Subsidiaries, or

(z)  any arrangement or commitment by the Company or any of its Subsidiaries to do any of the things described above.

2.13  Taxes.  The Company and each of its Subsidiaries have duly and timely filed all material Tax Returns and reports (including information returns and reports) as required by law. All such Tax Returns were correct and complete in all material respects and were prepared in substantial compliance with all applicable Legal Requirements. Except as set forth on Section 2.13 of the Schedule of Exceptions, the Company and each of its Subsidiaries have paid all material Taxes and other assessments due (whether or not shown on a Tax Return), except those contested by it in good faith with respect to which (i) an adequate reserve therefor has been established and is maintained in accordance with GAAP and (ii) there has been no action to foreclose a lien on the Company’s or any Subsidiary’s property as a result of such unpaid Taxes. There are no Encumbrances on any of the assets of the Company or any of its Subsidiaries that arose in connection with any failure (or alleged failure) to pay any Tax. Neither the Company nor any Subsidiary has executed any waiver of any statute of limitations on the assessment or collection of any Tax. None of the Company’s federal or foreign income Tax Returns and none of its state income or franchise tax or sales or use Tax Returns has ever been audited by any Governmental Body, which audit has not been resolved. Since the Company’s inception, neither the Company nor any Subsidiary has incurred any Taxes other than in the ordinary course of business. The Company and each of its Subsidiaries have withheld or collected from each payment made to each of its employees, the amount of all material Taxes (including, but not limited to, federal income taxes, Federal Insurance Contribution Act taxes and Federal Unemployment Tax Act taxes) required to be withheld or collected therefrom, and has paid the same to the proper Tax receiving officers or authorized depositories. To the Company’s knowledge, no claim has been made by any Governmental Body in a jurisdiction where the Company or any of its Subsidiaries does not file Tax Returns that the Company or any of its Subsidiaries is or may be subject to taxation by that jurisdiction. There is no dispute or claim concerning any Tax liability of the Company or any of its Subsidiaries either (a) claimed or raised by any Governmental Body in writing or (b) as to which the Company or any of its Subsidiaries has knowledge.

2.14  Insurance.  Section 2.14 of the Schedule of Exceptions identifies all insurance policies maintained by, at the expense of or for the benefit the Company or any Subsidiary, identifies any material claims made thereunder, and includes a summary of the amounts and types of coverage and the deductibles under each such insurance policy. Each of the insurance policies identified in Section 2.14 of the Schedule of Exceptions is in full force and effect. Except as set forth in Section 2.14 of the Schedule of Exceptions, the Company has not received any notice or other communication regarding any actual or possible (a) cancellation or invalidation of any insurance policy, (b) refusal of any coverage or rejection of any claim under any insurance policy, or (c) material adjustment in the amount of the premiums payable with respect to any insurance policy. With respect to each such insurance policy: (A) the policy is legal, valid, binding, enforceable, and in full force and effect; (B) the policy will continue to be legal, valid, binding, enforceable, and in full force and effect on identical terms following the consummation of the Merger; (C) none of the Company nor any of its Subsidiaries nor, to the Company’s knowledge, any other party to the policy is in breach or default (including with respect to the payment of premiums or the giving of notices), and, to the Company’s knowledge, no event has occurred that, with notice or the lapse of time, would constitute such a breach or default, or permit termination, modification, or acceleration, under the policy; and (D) no party to the policy has repudiated any provision thereof.

2.15  Employee Matters.

(a)  Section 2.15(a) of the Schedule of Exceptions sets forth all employee benefit plans (within the meaning of Section 3(3) of ERISA) and any other employee benefit plan, program or arrangement maintained, established or sponsored by the Company or any Subsidiary, or in or to which the Company or any of its Subsidiaries participates or contributes, or with respect to which the Company or any of its Subsidiaries has any liability (each, a “Company Plan”). The Company and its Subsidiaries have timely made all required contributions and have no liability to any such employee benefit plan, other than liability for health plan continuation coverage described in Part 6 of Title I(B) of ERISA (“COBRA”), and have complied with all applicable laws for any such employee benefit plan.

(b)  The Company, its Subsidiaries and each entity treated as a single employer with the Company or any Subsidiary pursuant to Section 414 of the Code (an “ERISA Affiliate”) do not participate in, contribute to, have any obligation to contribute to, or have any liability or contingent liability with respect to any multiemployer plan (as defined in Section 3(37) of ERISA) (“Multiemployer Plan”) or any defined benefit plan (as defined in Section 3(35) of ERISA). No Company Plan is or has ever been subject to Title IV of ERISA or Section 412 of the Code. Except as set forth in Section 2.15(b) of the Schedule of Exceptions, the Company and the Subsidiaries do not maintain, participate in, contribute to, have any obligation to contribute to, or have any liability or contingent liability with respect to any Company Plan which provides post retirement health, accident or life insurance benefits to current or former employees, current or former independent contractors, current or future retirees, their spouses, dependents or beneficiaries, other than liability for health plan continuation coverage under COBRA. The Company, its Subsidiaries and each ERISA Affiliate have complied in all material respects with the requirements of COBRA.

(c)  There are no pending or, to the knowledge of the Company, threatened claims, actions or suits (other than routine claims for benefits) by, on behalf of, or against any Company Plan or any trusts which are associated with such Company Plans, or to the extent relating to any Company Plan, the plan sponsor, the plan administrator or, to the knowledge of the Company, any fiduciary of any Company Plan. None of the Company Plans are under audit or investigation by the IRS, the Department of Labor, the Pension Benefit Guaranty Corporation or any other Governmental Body.

(d)  With respect to each Company Plan, the Company has made available to Parent true, correct and complete copies, to the extent applicable, of (i) the plan and trust documents (including all amendments) and the most recent summary plan description and any summary of material modifications, (ii) the three (3) most recent annual reports (Form 5500 series, including all schedules and attachments), (iii) the three (3) most recent financial statements and actuarial reports, (iv) the most recent IRS determination, opinion, or advisory letter, (v) any material associated administrative agreements or insurance policies, (vi) all material correspondence with any Governmental Body from the past three (3) years, with respect to which the Company has any ongoing material obligation or liability, and (vii) all discrimination tests required under the Code or ERISA for the three (3) most recent plan years.

(e)  Neither the Company nor any of its employees, nor, to the Company’s knowledge, any other fiduciary of a Company Plan, has committed a breach of any responsibility or obligation imposed upon fiduciaries under Title I of ERISA with respect to such Company Plan. To the Company’s knowledge, no event has occurred and no condition exists with respect to any Company Plan that will subject Parent or any of its Affiliates, directly or indirectly (through indemnification or otherwise), to any obligation or liability for (A) any breach of any responsibility or obligation imposed upon fiduciaries under Title I of ERISA, (B) any transaction in violation of Section 406 of ERISA or any “prohibited transaction” (as defined in Section 4975(c)(1) of the Code), or (C) any material tax, interest, penalty, liability, or fine under Section 502 of ERISA or Section 4071 of the Code.

(f)  Each Company Plan which is a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code was operated and administered between January 1, 2005 and December 31, 2008 in compliance in all material respects with a reasonable, good faith interpretation of Section 409A of the Code, and has been since January 1, 2009, in documentary and operational compliance with Section 409A of the Code.

(g)  Each Company Plan that is intended to be qualified under Section 401(a) of the Code and is the subject of a current favorable determination, opinion, or advisory letter upon which Parent may rely. No fact or event has occurred since the date of such letter from the IRS that would reasonably be expected to adversely affect the qualified status of any such Company Plan or the tax-exempt status of any such trust.

(h)  All Company Plans may be modified or terminated by the Company without the consent of any other Person and without material liability to the Company or any Subsidiary. The Company and its Subsidiaries have no obligation, written or oral, to provide for any increase in any Company Plan.

(i)  Section 2.15(i) of the Schedule of Exceptions lists, as of the date hereof, each full-time and part-time employee of the Company and its Subsidiaries, each consultant or independent contractor engaged by the Company or any of its Subsidiaries and a detailed description of all compensation, including salary, bonus, consulting fees, and deferred compensation paid or payable for each such Person. None of such Persons are related to or otherwise affiliated with any officer, director or Key Employee of the Company or any Subsidiary.

(j)  To the Company’s knowledge, none of its or any Subsidiary’s employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would materially interfere with such employee’s ability to promote the interest of the Company or any of its Subsidiaries or that would conflict with the Company’s or any subsidiary’s business. Neither the execution or delivery of any of the Transaction Agreements, nor the carrying on of the Company’s or any Subsidiary’s business by the employees of the Company or any of its Subsidiaries, nor the conduct of the Company’s or any Subsidiary’s business as now conducted and as presently proposed to be conducted, will, to the Company’s knowledge, conflict with or result in a breach of the terms, conditions, or provisions of, or constitute a default under, any contract, covenant or instrument under which any such employee is now obligated.

(k)  Neither the Company nor any of its Subsidiaries is delinquent in payments to any of its employees, consultants or independent contractors for any wages, salaries, commissions, bonuses, or other direct compensation for any service performed for it to the date hereof or amounts required to be reimbursed to such employees, consultants, or independent contractors. The Company and its Subsidiaries have complied with all applicable state and federal equal employment opportunity laws and with other laws related to employment, including those related to wages, hours, worker classification, collective bargaining, and the payment and withholding of taxes and other sums as required by law except where noncompliance with any applicable law has not resulted in, nor could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

(l)  To the Company’s knowledge, no Key Employee intends to terminate employment with the Company or any of its Subsidiaries or is otherwise likely to become unavailable to continue as a Key Employee, nor does the Company or any of its Subsidiaries have a present intention to terminate the employment of any Key Employee. Except as set forth in Section 2.15(l) of the Schedule of Exceptions, the employment of each employee of the Company or any of its Subsidiaries is terminable at the will of the Company or Subsidiary. Except as set forth in Section 2.15(l) of the Schedule of Exceptions or as required by law, upon termination of the employment of any such employees, no severance or other payments will become due. Except as set forth in Section 2.15(l) of the Schedule of Exceptions, neither the Company nor any of its Subsidiaries has a policy, practice, plan, or program of paying severance pay or any form of severance compensation in connection with the termination of employment services.

(m)  Except as set forth in Section 2.15(m) of the Schedule of Exceptions, neither the Company nor any of its Subsidiaries have made any representations regarding equity incentives to any officer, employees, director or consultant that have not been duly approved by the board and evidenced by duly executed stock option agreements, stock purchase agreements or the like.

(n)  Neither the Company nor any of its Subsidiaries is bound by or subject to (and none of their respective assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the knowledge of the Company, has sought to represent any of the employees, representatives or agents of the Company or any of its Subsidiaries. There is no strike or other labor dispute involving the Company or any of its Subsidiaries pending or threatened, nor is the Company aware of any labor organization activity involving its employees.

(o)  Each current and former employee, consultant and officer of the Company or any of its Subsidiaries has executed an agreement with the Company regarding confidentiality, proprietary information, and invention assignments and except as set forth in Section 2.15(o) of the Schedule of Exceptions, to the Company’s knowledge, none of its employees, consultants or officers is in violation thereof.

(p)  Except as set forth in Section 2.15(p) of the Schedule of Exceptions, each former Key Employee whose employment was terminated by the Company or any of its Subsidiaries has entered into an agreement with the Company providing for the full release of any claims against the Company or any related party arising out of such employment.

(q)  To the Company’s knowledge, none of the officers, directors or Key Employees of the Company or any of its Subsidiaries has been (i) subject to voluntary or involuntary petition under the federal bankruptcy laws or any state insolvency law or the appointment of a receiver, fiscal agent or similar officer by a court for his business or property, (ii) convicted in a criminal proceeding or named as a subject of a pending criminal proceeding (excluding traffic violations and other minor offenses), (iii) subject to any order, judgment, or decree (not subsequently reversed, suspended, or vacated) of any court of competent jurisdiction permanently or temporarily enjoining him from engaging, or otherwise imposing limits or conditions on his engagement in any securities, investment advisory, banking, insurance, or other type of business or acting as an officer or director of a public company, or (iv) found by a court of competent jurisdiction in a civil action or by the SEC to have violated any federal or state securities or unfair trade practices law, which such judgment or finding has not been subsequently reversed, suspended or vacated.

(r)  There is no agreement, plan, arrangement or other Contract covering any employee or independent contractor or former employee or independent contractor of the Company or any Subsidiary that, considered individually or considered collectively with any other such Contracts, will, or would reasonably be expected to, give rise directly or indirectly to the payment of any amount that would not be deductible pursuant to Section 280G or Section 162 of the Code. The Company shall not is, nor has ever been, a party to or bound by any tax indemnity agreement, tax sharing agreement, tax allocation agreement or similar agreement.

(s)  Since January 1, 2009: (i) neither the Company nor any of its Subsidiaries has been party to or bound by any collective bargaining agreement, labor contract, or other written or oral agreement or understanding with any union or labor organization covering wages, hours, or terms or conditions of employment; (ii) to the knowledge of the Company, (A) no union or labor organization claims to represent any employee of the Company or its Subsidiaries, and (B) there are no organizational campaigns, demands, petitions or proceedings pending or threatened by any union, labor organization, or group of employees seeking recognition or certification as collective bargaining representative of any group of employees of the Company or its Subsidiaries; (iii) neither the Company nor its Subsidiaries has experienced or been affected by any labor strike, work stoppage, or lockout with respect to its labor force and, to the knowledge of the Company, no labor strike, work stoppage or lockout has been threatened against the Company; and (iv) other than as set forth in Section 2.15(s) of the Schedule of Exceptions, there have been no disputes, complaints, arbitration, lawsuits or administrative proceedings relating to labor matters pending against the Company or any of its Subsidiaries, with respect to which the Company or any Subsidiary has received written notice or, to the knowledge of the Company, threatened against the Company or any Subsidiary.

2.16  Related-Party Transactions.

(a)  Other than (i) standard employee benefits generally made available to all employees, (ii) standard director and officer indemnification agreements approved by the Board of Directors in such form previously provided to Parent, (iii) the purchase of shares of the Company’s capital stock and the issuance of Company Options, in each instance, approved by the Board of Directors, and (iv) the transactions contemplated by the Transaction Agreements, there are no agreements, understandings or proposed transactions between the Company and any of its officers, directors, affiliates, or any affiliate thereof.

(b)  No employee, officer or director of the Company or any of its Subsidiaries (each, a “Related Party”) or member of such Related Party’s immediate family, or any corporation, partnership or other entity in which such Related Party is an officer, director or partner, or in which such Related Party has an ownership interest or otherwise controls, is indebted to the Company or any of its Subsidiaries, nor is the Company or any of its Subsidiaries indebted (or committed to make loans or extend or guarantee credit) to any of them. None of such Persons have any direct or indirect ownership interest in any firm or corporation with which the Company or any of its Subsidiaries is affiliated or with which the Company or any of its Subsidiaries has a business relationship, or any firm or corporation that competes with the Company or any of its Subsidiaries, except that Related Parties and members of their immediate families may own stock in (but not exceeding 2% of the outstanding capital stock of) publicly traded companies that may compete with the Company. No Related Party or member of their immediate families is directly or indirectly interested in any contract with the Company or any of its Subsidiaries. None of the Related Parties, or any member of such Related Party’s immediate family, has any material commercial, industrial, banking, consulting, legal, accounting, charitable or familial relationship with any of the Company’s or any Subsidiary’s major business relationship partners, service providers, joint venture partners, licensees or competitors.

2.17  Permits.  The Company and its Subsidiaries have all material franchises, permits, licenses and any similar authority necessary for the conduct of their respective businesses as currently conducted. Neither the Company nor any of its Subsidiaries is in default in any material respect under any of such franchises, permits, licenses or other similar authority. The Company has the earth station license from the Federal Communications Commission which is necessary to operate the Company’s in-flight broadband Internet access system (the “Company System”). Armstrong Aerospace and/or the Company has the requisite certifications from the Federal Aviation Administration and the European Aviation Safety Agency that are required to deploy such vendor’s products in the Company System on its in-service aircraft fleet.

2.18  Subsidiaries.  Except as set forth in Section 2.18 of the Schedule of Exceptions, the Company does not currently own or control, directly or indirectly, any interest in any other corporation, partnership, trust, joint venture, limited liability company, association or other business entity. The Company is not a participant in any joint venture, partnership or similar arrangement. The Company owns, directly or indirectly, all of the capital stock or comparable equity interests of each of its Subsidiaries free and clear of any and all liens or encumbrances, and all the issued and outstanding shares of capital stock or comparable equity interest of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

2.19  Agreements; Actions.

(a)  Except for the Transaction Agreements and as otherwise set forth in Schedule 2.19 of the Schedule of Exceptions, there are no agreements, understandings, instruments, Contracts or proposed transactions to which the Company or any of its Subsidiaries is a party or by which it is bound that involve: (i) obligations (contingent or otherwise) of, or payments to, the Company or any of its Subsidiaries in excess of $100,000; (ii) the license of any patent, trademark, copyright, trade secret or other proprietary right to or from the Company or any of its Subsidiaries (other than the license to the Company or any of its Subsidiaries of generally commercially available “off-the-shelf” third-party products); (iii) the grant of rights to manufacture, produce, assemble, license, market or sell its products to any other Person or affect the Company’s or any Subsidiary’s exclusive right to develop, manufacture, assemble, distribute, market or sell its products; (iv) leases of real property; (v) leases of material personal property; (vi) indemnification by the Company or any of its Subsidiaries; (vii) agreements concerning a partnership or joint venture; (viii) agreements under which it has created, incurred, assumed, or guaranteed any indebtedness for borrowed money, or any capitalized lease obligation, or under which it has imposed an Encumbrance on any of its assets, tangible or intangible; (ix) agreements concerning confidentiality or non-competition, other than such agreements with employees, consultants and other third parties in the ordinary course of business; (x) collective bargaining agreements; (xi) agreements for the employment of any individual on a full-time, part-time, consulting, or other basis providing annual compensation in excess of $100,000 or providing severance benefits outside of the Company’s or any Subsidiary’s normal severance policies; (xii) agreements pursuant to which the Company or any Subsidiary has exclusivity rights with respect to any third party or such third party’s business or operations; (xiii) agreements under which the consequences of default or termination could be reasonably expected to have a Material Adverse Effect; (xiv) settlement, conciliation or similar agreement with any Governmental Body or which will require satisfaction of any obligations after the date hereof; or (xv) are otherwise material to the Company’s or any Subsidiary’s current or proposed business. To the extent any such Contract is oral, a summary of the material terms of such arrangement is set forth in Section 2.19 of the Schedule of Exceptions.

(b)  Each agreement, understanding, arrangement or other commitment that is required to be set forth in Section 2.19 of the Schedule of Exceptions (each, a “Material Contract”), is in full force and effect against the Company, in each case in accordance with its terms. True, correct and complete copies of all Material Contracts have previously been furnished to Parent. With respect to each such Material Contract: (A) the Material Contract is the legal, valid, binding and enforceable obligation of the Company, and is in full force and effect; (B) the Material Contract will continue to be legal, valid, binding, enforceable, and in full force and effect on identical terms following the consummation of the Merger; (C) to the Company’s knowledge, no party is in breach or default, and no event has occurred that with notice or lapse of time would constitute a breach or default, or permit termination, modification, or acceleration, under the Material Contract; and (D) no party has repudiated any provision of the Material Contract.

(c)  Neither the Company nor any of its Subsidiaries has (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) except as set forth in the Financial Statements, incurred any indebtedness for money borrowed or incurred any other liabilities individually in excess of $150,000, or in excess of $250,000 in the aggregate, (iii) made any loans or advances to any Person, other than ordinary advances for travel expenses, or (iv) sold, exchanged or otherwise disposed of (including any exclusive license of) any of its assets or rights, other than the sale of its inventory in the ordinary course of business.

(d)  For the purposes of subsections (a) and (c) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same Person (including Persons the Company has reason to believe are affiliated with that Person) shall be aggregated for the purposes of meeting the individual minimum dollar amounts of each such subsection.

(e)  Other than discussions and negotiations relating to the transactions contemplated by this Agreement, the Company has not engaged in the past six (6) months in any discussion with any Person regarding (i) a sale or exclusive license of all or substantially all of the Company’s assets, (ii) any merger, consolidation or other business combination transaction of the Company with or into another Person, or (iii) the direct or indirect acquisition (including by way of a tender or exchange offer) by any Person, or Persons acting as a group, of beneficial ownership or a right to acquire beneficial ownership of shares representing a majority of the voting power of the then outstanding shares of capital stock of the Company.

(f)  Neither the Company nor any Subsidiary is a guarantor or indemnitor of any indebtedness of any other Person.

(g)  With respect to each Material Contract set forth in subsection (ii) of Section 2.19 of the Schedule of Exceptions, Section 2.19(g) of the Schedule of Exceptions sets forth, as of the date of this

Agreement, the nature and duration of the Company’s exclusivity rights with respect to any third party or such third party’s business or operations.

2.20  Environmental and Safety Laws.  Except as set forth in Section 2.20 of the Schedule of Exceptions, (a) the Company and its Subsidiaries are and have been in compliance with all Environmental Laws, (b) there has been no release of any Hazardous Substance on, upon, into or from any site currently or heretofore owned, leased or otherwise used by the Company or any of its Subsidiaries, (c) there have been no Hazardous Substances generated by the Company or any of its Subsidiaries that have been disposed of or come to rest at any site that has been included in any published U.S. federal, state or local “superfund” site list or any other similar list of hazardous or toxic waste sites published by any governmental authority in the United States, and (d) there are no underground storage tanks located on, no polychlorinated biphenyls (“PCBs”) or PCB-containing equipment used or stored on, and no hazardous waste as defined by the Resource Conservation and Recovery Act, as amended, stored on, any site owned or operated by the Company or any of its Subsidiaries, except for the storage of hazardous waste in compliance with Environmental Laws.

2.21  Exclusive Rights.  Neither the Company nor any of its Subsidiaries has granted rights to manufacture, produce, assemble, lease, market or sell its products or services to any other Person and is not bound by any agreement that affects or limits the Company’s or any Subsidiary’s exclusive right to develop, manufacture, distribute, market or sell its products and services. Neither the Company nor any of its Subsidiaries is subject to any agreement or other instrument which would restrict the ability of the Company or any of its Subsidiaries to (a) engage in any business (including its current business) in any manner or in any geographic area or (b) hiring or soliciting for hire any Person.

2.22  Real Property Holding Company.  The Company is not now and has never been a “United States real property holding corporation” as defined in the Code and any applicable regulations promulgated thereunder.

2.23  Records.  The Company has delivered to Parent accurate and complete copies of (a) the Charter Documents and (b) the minutes and other records of the meetings and other proceedings (including any actions taken by written consent or otherwise without a meeting) of the Company Stockholders and the stockholders of the Subsidiary, the board of directors of the Company and all committees of the board of directors of the Company.

2.24  Company Stockholder Approval.  The written consent of (i) holders of a majority of the outstanding shares of Company Capital Stock, voting together as a single class and (ii) holders of a majority of the outstanding shares of Company Preferred Stock, voting separately as a class, is required to approve the principal terms of the Merger, adopt this Agreement and approve the other Transaction Agreements (the “Company Stockholder Approval”). Other than the Company Stockholder Approval, there are no other votes of the holders of any class or series of the Company’s Capital Stock necessary with respect to such matters.

2.25  Real Property.  The Company does not own, have an option to purchase, or have an obligation to purchase any real property. Section 2.25(a) of the Schedule of Exceptions lists all real property leased by the Company or its Subsidiaries (collectively, the “Leased Real Property”). Except as set forth in Section 2.25(b) of the Schedule of Exceptions, neither the Company nor any Subsidiary is in default under the terms of any lease to which it is a party in respect of such Leased Real Property which default gives or would, with the passage of time, give the lessor of such lease the right to terminate for convenience or materially adversely alter the terms of such lease to which the Company or any Subsidiary is a party. The Leased Real Property is in good order and repair and is suitable for the conduct of the business of the Company or its Subsidiary, as applicable.

2.26  Information Supplied.  None of the information supplied or to be supplied by the Company expressly for inclusion in the definitive Proxy Statement (and any amendment or supplement thereto) will, at the date of mailing and at the time of the Parent Stockholder Meeting, contain any statement which is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading. None of the information supplied or to be supplied by the Company expressly for inclusion in any of the filings made by Parent with the SEC or with any stock exchange or other regulatory authority will, at the time filed with the SEC, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

2.27  No Discussions.  Other than discussions and negotiations relating to the transactions contemplated by this Agreement, including with Parent, neither the Company nor any Subsidiary is presently in discussion with any other Person in connection with an Acquisition Transaction.

2.28  Accredited Investors.  To the Company’s Knowledge, no more than an aggregate of thirty-five (35) Company Stockholders are not “accredited investors” within the meaning of Regulation D promulgated by the SEC under the Securities Act.

Section 3.  Representations and Warranties of Parent and Merger Sub

Parent and Merger Sub jointly and severally represent and warrant to the Company as follows:

3.1  Organization; Qualification.  Each of Parent and Merger Sub is a corporation duly incorporated, validly existing and, except as set forth in Section 3.1 of the Parent Schedule of Exceptions, in good standing under the laws of the State of Delaware, and has all corporate power required to conduct its business as now conducted, and is duly qualified to do business and is in good standing in each jurisdiction in which the conduct of its business or the ownership or leasing of its properties requires such qualification, except where the failure to be so qualified would not have a material adverse effect on Parent’s business, financial condition or results of operations.

3.2  Power; Authorization.  Parent and Merger Sub have the requisite corporate power and authority to enter into and to perform their obligations under this Agreement and the other Transaction Agreements; and the execution, delivery and performance by Parent and Merger Sub of this Agreement (including the contemplated issuance of Parent Common Stock in the Merger in accordance with this Agreement) and the Transaction Agreements have been duly authorized by all necessary action on the part of Parent and Merger Sub and their respective boards of directors. This Agreement and each of the Transaction Agreements constitutes the legal, valid and binding obligation of Parent and Merger Sub, enforceable against them in accordance with their respective terms, except as the same may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws of general application relating to bankruptcy, insolvency and the relief of debtors and the rules of law governing specific performance, injunctive relief and other equitable remedies.

3.3  No Conflict; Consents.  The execution and delivery of this Agreement and the Transaction Agreements and the consummation of the transactions contemplated hereby and thereby by Parent and Merger Sub are not prohibited by, and will not violate or conflict with, any provision of the certificate of incorporation or bylaws of Parent or Merger Sub, or of any Legal Requirement or any order, writ, injunction or decree to which Parent or Merger Sub is subject, or any provision of any Contract to which Parent or Merger Sub is a party, except where any of the foregoing would not have, individually or in the aggregate, a material adverse effect on the business, financial condition or results of operations, of Parent. No Consent of any Governmental Body is necessary on the part of Parent or Merger Sub for the consummation by Parent and Merger Sub of the transactions contemplated by this Agreement.

3.4  Valid Issuance.  All shares of Parent Common Stock to be issued in the Merger will when issued in accordance with the provisions of this Agreement, be validly issued, fully paid and nonassessable and free of preemptive rights.

3.5  Capitalization.  As of the Execution Date, the authorized and outstanding capital stock of Parent consists, and as of the Closing Date the authorized and outstanding capital stock of Parent will consist, of:

(a)  400,000,000 shares of Parent Common Stock, of which 23,161,585 shares are issued and outstanding. All of the outstanding shares of Common Stock have been duly authorized, are fully paid and nonassessable and were issued in compliance with all applicable federal and state securities laws.

(b)  1,000,000 shares of preferred stock, par value $0.0001 per share, none of which is issued and outstanding.

(c)  Parent Warrants to purchase an aggregate of 25,992,500 shares of Parent Common Stock. All of the Parent Warrants have been duly authorized, are fully paid and nonassessable and were issued in compliance with all applicable federal and state securities laws.

(d)  On or prior to the Closing, all of the Total Merger Shares (i) will be issued or have been issued in compliance with all applicable federal, state and foreign securities laws and other Legal Requirements and (ii) will not be issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities of the Company.

(e)  Parent has never declared, accrued, set aside or paid any dividend or made any other distribution in respect of any shares of its capital stock, nor has the Company redeemed, repurchased or otherwise reacquired any shares of its capital stock or other security other than repurchases at the lower of cost or the current fair market value thereof from former employees in accordance with the terms of such employees’ purchase agreements.

(f)  Parent has no stock plan, stock purchase agreement, stock option agreement, employment agreement or other Contract between Parent and any holder of any equity securities or rights to purchase equity securities provides for acceleration or other changes in the vesting provisions, Parent’s repurchase rights or other terms of such Contract as the result of: (i) termination of employment (whether actual or constructive); (ii) any Acquisition Transaction; or (iii) the occurrence of any other event or combination of events.

(g)  No issued and outstanding shares of any of the capital stock of Parent are held by Parent in its treasury or by any Subsidiaries of Parent.

(h)  Aside from the Parent Warrants, there are no options, warrants, convertible securities or other rights, agreements, arrangements or commitments of any character obligating Parent to issue or sell any additional shares of the capital stock of, or other equity interest in, Parent.

3.6  Merger Sub.  Merger Sub has been formed solely for the purpose of executing and delivering this Agreement and consummating the transactions contemplated hereby. Merger Sub has not engaged in any business or activity other than activities related to its corporate organization and the execution and delivery of this Agreement.

3.7  SEC Filings; Financial Statements.  Parent has filed with the SEC and has heretofore made available to the Company true and complete copies of all forms, reports, schedules, statements and other documents required to be filed by it and its Subsidiaries under the Exchange Act (collectively, the “Parent SEC Documents”). As of their respective dates or, if amended, as of the date of the last such amendment, the Parent SEC Documents, including, without limitation, any financial statements or schedules included therein, complied in all material respects with the applicable requirements of the Securities Act and the Exchange Act, and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Each of the balance sheets (including the related notes) included in the Parent SEC Documents fairly presented in all material respects the financial position of Parent as of the respective dates thereof, and the other related financial statements (including the related notes) included therein fairly presented in all material respects the results of operations and cash flows of Parent for the respective periods or as of the respective dates set forth therein. Each of the balance sheets and statements of operations and cash flows (including the related notes) included in the Parent SEC Documents has been prepared in all material respects in accordance with GAAP, except as otherwise noted therein and subject, in the case of unaudited interim financial statements, to normal year-end adjustments.

3.8  Taxes.  Parent has duly and timely filed all material Tax Returns and reports (including information returns and reports) as required by law. All such Tax Returns were correct and complete in all material respects and were prepared in substantial compliance with all applicable Legal Requirements. Except as set forth in Section 3.8 of the Parent Schedule of Exceptions, Parent has paid all material Taxes and other assessments due (whether or not shown on a Tax Return), except those contested by it in good faith with respect to which (i) an adequate reserve therefor has been established and is maintained in accordance with GAAP and (ii) there has been no action to foreclose a lien on Parent’s property as a result of such unpaid

Taxes. There are no Encumbrances on any of the assets of Parent that arose in connection with any failure (or alleged failure) to pay any Tax. Parent has not executed any waiver of any statute of limitations on the assessment or collection of any Tax. None of the Company’s federal or foreign income Tax Returns and none of its state income or franchise tax or sales or use Tax Returns has ever been audited by any Governmental Body, which audit has not been resolved. Since the Company’s inception, neither the Company nor any Subsidiary has incurred any Taxes other than in the ordinary course of business. Parent has withheld or collected from each payment made to each of its employees, the amount of all material Taxes (including, but not limited to, federal income taxes, Federal Insurance Contribution Act taxes and Federal Unemployment Tax Act taxes) required to be withheld or collected therefrom, and has paid the same to the proper Tax receiving officers or authorized depositories. To Parent’s knowledge, no claim has been made by any Governmental Body in a jurisdiction where Parent does not file Tax Returns that Parent is or may be subject to taxation by that jurisdiction. There is no dispute or claim concerning any Tax liability of the Parent either (a) claimed or raised by any Governmental Body in writing or (b) as to which the Parent has knowledge.

3.9  No Discussions.  Other than discussions and negotiations relating to the transactions contemplated by this Agreement, including with AIA and PAR with respect to the AIA Transaction Agreements, Parent is not actively pursuing with any other Person (each, a “Target”) (a) a sale or exclusive license of all or substantially all of any Target’s assets to Parent or any of its subsidiaries or affiliates, (ii) any merger, consolidation or other business combination transaction with respect to any Target, or (iii) the direct or indirect acquisition (including by way of a tender or exchange offer) by Parent or any of its subsidiaries or affiliates of beneficial ownership or a right to acquire beneficial ownership of shares representing a majority of the voting power of the then outstanding shares of capital stock of any Target.

3.10  Parent Vote Required.  The vote of such holders of shares of Parent Common Stock as set forth in the Proxy Statement is required to approve the Parent Voting Matters (collectively, the “Required Parent Vote”). Other than the Required Parent Vote, there are no other votes of the holders of Parent Common Stock or of any other class or series of the capital stock of Parent necessary with respect to such matters.

3.11  Trust Account.  As of the date of this Agreement, Parent has at least $189,643,330.90 of funds held in the trust account established for the benefit of the public stockholders of Parent (the “Trust Account”), such monies being invested in United States Government securities or money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act of 1940, as amended, and held in trust pursuant to that certain Investment Management Trust Agreement by and between Parent and American Stock Transfer & Trust Company, LLC (the “Trustee”) dated as of May 12, 2011 (the “Trust Agreement”). The Trust Agreement is valid and in full force and effect and enforceable in accordance with its terms and has not been amended or modified. There are no separate agreements, side letters or other agreements or understandings (whether written or unwritten, express or implied) that would cause the description of the Trust Agreement in the Parent SEC Documents to be inaccurate in any material respect and/or that would entitle any Person (other than as set forth in this Section 3.11) to any portion of the proceeds in the Trust Account. Prior to the Closing, none of the funds held in the Trust Account may be released except (x) to pay income and franchise taxes and expenses from any interest income earned in the Trust Account and (y) to purchase up to the Maximum Redemption Amount of Parent Common Stock sold in Parent’s initial public offering at a price per share no greater than the Parent Share Price. Following the Closing and notice thereof to the Trustee, the Trustee shall be obligated to release as promptly as practicable all funds held in the Trust Account to Parent, and, thereafter, the Trust Account shall terminate; provided that Parent shall pay each of the following liabilities and obligations as and when due: (i) on the Closing, all amounts payable to Parent Stockholders who have exercised their rights to cause the Parent to redeem their shares of Parent Common Stock for cash pursuant to Parent’s certificate of incorporation (provided that in no event may the aggregate number of shares of Parent Common Stock redeemed by Parent prior to the Closing in accordance with clause (y) of the preceding sentence and any shares of Parent Common Stock redeemed by Parent pursuant to this clause (i) exceed the Maximum Redemption Amount), (ii) all amounts payable to the underwriters in Parent’s initial public offering and other designated Persons, in an amount not to exceed $6,647,375 in the aggregate to all such underwriters and other designated Persons, representing deferred underwriting commissions and discounts payable upon consummation of the Closing and certain advisory fees, (iii) fees with respect to filings, applications and/or other actions taken pursuant to this Agreement required under the HSR Act, (iv) amounts payable to Global Eagle Acquisition LLC or its members or affiliates as may relate to (A) unpaid loans made to Parent and unreimbursed, documented out-of-pocket expenses incurred on behalf of Parent in connection with the business and operations of Parent, (B) unpaid amounts owed to Roscomare Ltd. for office space, secretarial and administrative services pursuant to the Letter Agreement, dated as of February 2, 2011, between Roscomare Ltd. and Parent, and (C) unpaid amounts owed to James A. Graf for consulting services pursuant to the Consulting Agreement, dated as of May 12, 2011, (v) all fees, costs and expenses (including legal fees, accounting fees, printer fees, and other professional fees) that have been incurred or that are incurred by Parent, Merger Sub, the Company, AIA, or PAR in connection with the transactions contemplated by this Agreement and the AIA Transaction Agreements and (vi) unpaid franchise and income taxes of Parent, provided, further, that, after payment of all the aforementioned liabilities and obligations from the Trust Account, the remaining monies in the Trust Account shall, as a result of the Merger, become an asset of Parent at and after the Effective Time. As of the Effective Time, those obligations of Parent to dissolve or liquidate within a specified time period as contained in Parent’s certificate of incorporation will be terminated and Parent shall have no obligation whatsoever to dissolve and liquidate the assets of Parent by reason of the consummation of the transactions contemplated by this Agreement and the AIA Transaction Agreements, and no Parent Stockholder shall be entitled to receive any amount from the Trust Account.

3.12  Brokers or Finders.  Except as set forth in Section 3.12 of the Parent Schedule of Exceptions, no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the Merger or any of the other transactions contemplated by this Agreement based upon arrangements made by or on behalf of Parent.

Section 4.  Certain Covenants of the Company and Par

4.1  Access and Investigation.  During the period from the date of this Agreement through the Closing Date or the earlier termination of this Agreement (the “Pre-Closing Period”), the Company shall, and shall cause its Representatives to provide Parent and Parent’s Representatives with: (a) full access to its personnel, premises, properties and assets and to all existing books, records, Tax Returns, work papers and other documents and information relating to the Company; (b) copies of such existing books, records, Tax Returns, work papers and other documents and information relating to the Company; and (c) such additional financial, operating and other data and information regarding the Company as Parent may reasonably request.

4.2  Company Operations.  Without the prior written consent of Parent, during the Pre-Closing Period:

(a)  the Company and its Subsidiaries shall conduct its business and operations in the ordinary course and in substantially the same manner as such business and operations have been conducted prior to the date of this Agreement;

(b)  the Company shall use reasonable best efforts to preserve intact its current business organization, keep available the services of its current officers and employees and maintain its relations and good will with all suppliers, customers, landlords, creditors, employees and other Persons having business relationships with it;

(c)  the Company shall keep in full force all insurance policies identified in Section 2.14 of the Schedule of Exceptions;

(d)  neither the Company nor any Subsidiary shall make any binding material proposal or enter into, amend or terminate any Material Contract (including, without limitation, any lease of real property);

(e)  the Company shall not declare, accrue, set aside or pay any dividend or make any other distribution in respect of any shares of Company Capital Stock, and the Company shall not repurchase, redeem or otherwise reacquire any shares of Company Capital Stock or other securities;

(f)  the Company shall not sell, issue or authorize the issuance of (i) any capital stock or other security (except upon the valid exercise of Company Options or Company Warrants outstanding as of the date of this Agreement or upon conversion of any shares of Company Preferred Stock into shares of Company Common Stock and except with respect to the issuance of additional options prior to the Closing Date to the officers and employees of the Company under the 2011 Equity Incentive Plan),

(ii) any option or right to acquire any capital stock or other security, or (iii) any instrument convertible into or exchangeable for any capital stock or other security;

(g)  the Company shall not amend or waive any of its rights under (i) any provision of 2011 Equity Incentive Plan, (ii) any provision of any agreement evidencing any outstanding option or right to purchase equity securities of the Company, or (iii) any provision or any restricted stock purchase agreement;

(h)  neither the Company nor any Subsidiary shall amend or permit the adoption of any amendment to any of the Charter Documents;

(i)  neither Company nor any Subsidiary shall form any subsidiary or acquire any equity interest or other interest in any other Entity;

(j)  neither the Company nor any Subsidiary shall (i) enter into, or permit any of the assets owned or used by it to become bound by, any Contract requiring the Consent of any other party to such Contract in connection with the Merger or the other transactions contemplated by this Agreement, (ii) enter into, or permit any of the assets owned or used by it to become bound by, any Contract that is or would constitute a Material Contract, or (iii) amend or prematurely terminate, or waive any material right or remedy under, any Material Contract;

(k)  neither the Company nor any Subsidiary shall (i) lend money to any Person (except that the Company may make routine travel advances to employees in the ordinary course of business) or (ii) incur or guarantee any indebtedness for borrowed money;

(l)  neither the Company nor any Subsidiary shall (i) establish, adopt or amend any employee benefit plan, (ii) pay any bonus or make any profit-sharing payment, cash incentive payment or similar payment to, or increase the amount of the wages, salary, commissions, fringe benefits or other compensation or remuneration payable to, any of its directors, officers or employees, or (iii) hire any new employee, consultant or independent contractor;

(m)  the Company shall not change any of its methods of accounting or accounting practices in any material respect;

(n)  neither the Company nor any Subsidiary shall make any material Tax election;

(o)  neither the Company nor any Subsidiary shall commence or settle any Legal Proceeding;

(p)  neither the Company nor any Subsidiary shall take any other action, or enter into any transaction of the sort, set forth in Section 2.12 above; and

(q)  neither the Company nor any Subsidiary shall agree or commit to take any of the actions described in clauses “(d)” through “(p)” above; provided that, notwithstanding anything contained in this Section 4.2 to the contrary, after the Execution Date the Company shall not be restricted from acquiring the Repurchased Shares or issuing the Company Recap Notes or the Backstop Note.

4.3  Notification; Updates to Schedule of Exceptions.

(a)  During the Pre-Closing Period, the Company shall promptly notify Parent in writing of:

(i)  the discovery by the Company of any event, condition, fact or circumstance that occurred or existed on or prior to the date of this Agreement and that caused or constitutes an inaccuracy in or breach of any representation or warranty made by the Company in this Agreement;

(ii)  any event, condition, fact or circumstance that occurs, arises or exists after the date of this Agreement and that would cause or constitute an inaccuracy in or breach of any representation or warranty made by the Company in this Agreement if (A) such representation or warranty had been made as of the time of the occurrence, existence or discovery of such event, condition, fact or circumstance or (B) such event, condition, fact or circumstance had occurred, arisen or existed on or prior to the date of this Agreement;

(iii)  any breach of any covenant or obligation of the Company; and

(iv)  any event, condition, fact or circumstance that would make the timely satisfaction of any of the conditions set forth in Section 7 or Section 8 impossible or unlikely.

(b)  If any event, condition, fact or circumstance that is required to be disclosed pursuant to Section 4.3(a) requires any change in the Schedule of Exceptions, or if any such event, condition, fact or circumstance would require such a change assuming the Schedule of Exceptions were dated as of the date of the occurrence, existence or discovery of such event, condition, fact or circumstance, then the Company shall promptly deliver to Parent an update to the Schedule of Exceptions specifying such change. No such update shall be deemed to supplement or amend the Schedule of Exceptions for the purpose of (i) determining the accuracy of any of the representations and warranties made by the Company in this Agreement, for purposes of the indemnification provisions set forth in Section 10 or otherwise, or (ii) determining whether any of the conditions set forth in Section 8 has been satisfied.

4.4  No Negotiations.  During the Pre-Closing Period, none of the Company, PAR nor any of their respective Representatives shall, directly or indirectly:

(a)  solicit or encourage the initiation of any inquiry, proposal or offer from any Person (other than Parent) relating to a possible Acquisition Transaction;

(b)  participate in any discussions or negotiations or enter into any agreement with, or provide any information to, any Person (other than Parent) relating to or in connection with a possible Acquisition Transaction; or

(c)  consider, entertain or accept any proposal or offer from any Person (other than Parent) relating to a possible Acquisition Transaction.

The Company shall promptly notify Parent in writing of any inquiry, proposal or offer relating to a possible Acquisition Transaction that is received by the Company, PAR or any Representative thereof during the Pre-Closing Period.

4.5  Public Announcements.  From and after the date of this Agreement, the Company shall not (i) issue any press release regarding this Agreement or the Merger, or regarding any of the other transactions contemplated by this Agreement or (ii) make any public statement regarding this Agreement or the Merger, or regarding any of the other transactions contemplated by this Agreement, in each case without Parent’s prior written consent. The Company shall not provide any written materials (including by email) to its employees generally (or to any subset thereof), or to its customers or partners generally (or to any subset thereof), regarding this Agreement or the Merger, or regarding any of the other transactions contemplated by this Agreement without Parent’s prior written consent; provided, that the Company may provide written materials to the Company Stockholders in such form approved by Parent in accordance with Sections 4.9(a) and (b).

4.6  Trust Account Waiver.  Each of the Company and PAR acknowledges and agrees that Parent is a blank check company with the power and privileges to effect a merger, asset acquisition, reorganization or similar business combination involving the Company and one or more businesses or assets. Each of the Company and PAR acknowledges and agrees that Parent’s sole assets consist of the cash proceeds of Parent’s initial public offering and private placements of its securities, and that substantially all of these proceeds have been deposited in the Trust Account for the benefit of its public shareholders. For and in consideration of Parent and Merger Sub entering into this Agreement, the receipt and sufficiency of which are hereby acknowledged, each of the Company and PAR, on behalf of itself and any of their respective managers, directors, officers, affiliates, members, stockholders, trustees, hereby irrevocably waive any right, title, interest or claim of any kind they have or may have in the future in or to any monies in the Trust Account, and agree not to seek recourse against the Trust Account or any funds distributed therefrom as a result of, or arising out of, any such claims against Parent or Merger Sub arising under this Agreement.

4.7  Notices and Consents.  The Company and its Subsidiaries shall give any notices to third parties referred to in Section 2.3 of the Schedule of Exceptions, and shall use their reasonable best efforts to obtain any third-party Consents set forth in Section 2.3 of the Schedule of Exceptions.

4.8  Company Stockholder Approval.

(a)  On the Execution Date, the Board shall submit this Agreement for adoption by the Company Stockholders by written consent and recommend that the Company Stockholders adopt this Agreement, and shall include in such submissions sent to Non-Accredited Company Stockholders a copy of the draft preliminary Proxy Statement. The Company shall use its reasonable best efforts to obtain the Company Stockholder Approval within three (3) business days following the Execution Date in compliance with applicable Legal Requirements.

(b)  After the Company Stockholder Approval has been obtained, the Company shall send, pursuant to Sections 228 and 262(d) of the DGCL, a written notice to all Company Stockholders that did not execute the written consent under which the Company Stockholder Approval was obtained, informing them that this Agreement was adopted and that appraisal rights are available for their Company Capital Stock pursuant to Section 262 of the DGCL (which notice shall include a copy of such Section 262).

4.9  Certain Company Covenants Related to Proxy Statement and Additional Parent Filings.  The Company acknowledges that a substantial portion of the Proxy Statement and certain other forms, reports and other filings required to be made by Parent under the Exchange Act in connection with the transactions contemplated hereby (including, without limitation, a current report on Form 8-K required to be filed after the Closing regarding these transactions sometimes referred to as a “Super 8-K”) (collectively, “Additional Parent Filings”) shall include disclosure regarding the Company and its management, operations and financial condition. Accordingly, the Company agrees to promptly provide Parent with all information concerning the Company, its management, operations and financial condition, in each case, required to be included in the Proxy Statement and Additional Parent Filings or as otherwise requested by Parent. The Company and its Subsidiaries shall make their managers, directors, officers and employees available to Parent and its counsel in connection with the drafting of the Proxy Statement and responding in a timely manner to comments on the Proxy Statement from the SEC.

4.10  Company Penny Warrants.  The Company shall use its reasonable best efforts to cause the holders of Company Penny Warrants to exercise each such Company Penny Warrant prior to or at Closing.

4.11  2011 Equity Incentive Plan.  The Company shall take all actions necessary to terminate the 2011 Equity Incentive Plan as of the Effective Time.

Section 5.  Certain Covenants of Parent

5.1  Proxy Statement.  As promptly as practicable after the execution of this Agreement, Parent shall file with the SEC a proxy statement in connection with the transactions contemplated by this Agreement (the “Proxy Statement”) for delivery to Parent Stockholders, which Proxy Statement shall comply as to form in all material respects with the applicable requirements of the Exchange Act, the DGCL and NASDAQ rules. In that regard, Parent shall set a record date (the “Parent Record Date”) for determining the Parent Stockholders entitled to attend a meeting of the Parent Stockholders to vote on the Parent Voting Matters (the “Parent Stockholder Meeting”). Parent shall cause a copy of the Proxy Statement to be delivered to each Parent Stockholder who was a Stockholder as of the Parent Record Date and, as promptly as practicable thereafter, Parent shall use commercially reasonable efforts to hold the Parent Stockholder Meeting and to solicit from each Parent Stockholder a proxy or vote in favor of proposals to approve (i) the principal terms of the Merger and the adoption of this Agreement, (ii) the principal terms of the AIA Acquisition and the adoption of the AIA Acquisition Agreement and (iii) the authorization and adoption of the Parent 2012 Equity Incentive Plan and iv) the other proposals submitted to the vote of the Parent Stockholders in the Proxy Statement (collectively, the “Parent Voting Matters”).

5.2  Parent Operations.  Without the prior written consent of the Company, during the Pre-Closing Period:

(a)  Parent shall conduct its business and operations in the ordinary course and in substantially the same manner as such business and operations have been conducted prior to the date of this Agreement;

(b)  Parent shall not declare, accrue, set aside or pay any dividend or make any other distribution in respect of any shares of its capital stock, and Parent shall not shall repurchase, redeem or otherwise reacquire any shares of its capital stock or other securities;

(c)  except as otherwise contemplated by this Agreement and by the AIA Transaction Agreement, Parent shall not shall sell, issue or authorize the issuance of (i) any capital stock or other security, (ii) any option or right to acquire any capital stock or other security, or (iii) any instrument convertible into or exchangeable for any capital stock or other security, in each case other than entry into agreements for issuances and sales of shares of Parent Common Stock (or securities convertible into or exchangeable for shares of Parent Common Stock) at the Closing for a purchase price per share greater than or equal to the Parent Share Price;

(d)  Parent shall not shall amend or permit the adoption of any amendment to any of its charter documents;

(e)  Parent shall not shall enter into, or permit any of the assets owned or used by it to become bound by, any Contract requiring the Consent of any other party to such Contract in connection with (i) the Merger or the other transactions contemplated by this Agreement or (ii) the AIA Transaction Agreements;

(f)  Parent shall not shall (i) lend money to any Person (except that Parent may make routine travel advances to employees in the ordinary course of business) or (ii) incur or guarantee any indebtedness for borrowed money in excess of $1 million;

(g)  Parent shall not shall change any of its methods of accounting or accounting practices in any material respect; or

(h)  Parent shall not shall agree or commit to take any of the actions described in clauses “(b)” through “(g)” above.

5.3  Public Announcements.  From and after the date of this Agreement, except to the extent required by the Securities Act and the Exchange Act, Parent shall not (i) issue any press release regarding this Agreement or the Merger, or regarding any of the other transactions contemplated by this Agreement or (ii) make any public statement regarding this Agreement or the Merger, or regarding any of the other transactions contemplated by this Agreement, in each case without the Company’s prior written consent.

5.4  No Other Transactions.  During the Pre-Closing Period, neither Parent nor any of its Representatives shall, directly or indirectly:

(a)  Commence, initiate or renew any discussion, proposal or offer to any Target;

(b)  Commence or renew any due diligence investigation of any Target;

(c)  participate in any discussions or negotiations or enter into any term sheet, memorandum of understanding or other Contract with, any Target; or

(d)  consider, entertain or present any proposal or offer to any Target relating to a possible Acquisition Transaction.

5.5  Indemnification Agreements.  Prior to the Closing, Parent shall enter into an indemnification agreement with each of the individuals who will be directors of Parent immediately following the Closing, each in such form reasonably satisfactory to Parent and the Company.

5.6  Post-Closing Covenants of Parent.  Parent hereby agrees and covenants as to the following, from and after the Closing:

(a)  All rights to indemnification for acts or omissions occurring through the Closing existing as of the date hereof in favor of the current directors and officers of the Company as provided in the Charter Documents or in any indemnification agreements between the Company and any of its directors or officers (all of which, for purposes of clarification, are set forth in Section 2.19 of the Schedule of Exceptions) shall survive the Merger and shall continue in full force and effect in accordance with their respective terms.

(b)  For a period of six (6) years after the Closing, Parent shall cause to be maintained by the Surviving Corporation the current policies of directors’ and officers’ liability insurance maintained by the Company as of the Closing (or policies of at least the same coverage and amounts containing terms and conditions which are no less advantageous) with respect to claims arising from facts and events that occurred prior to the Closing; provided, however, that in no event shall Parent or Surviving Corporation be required to expend under this Section 5.6(b) more than an amount equal to 200% of the current annual premiums paid by the Company for such insurance.

(c)  If Parent or the Surviving Corporation or any of their successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving entity of such consolidation or merger, or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, in each such case, to the extent necessary, proper provision shall be made so that the successors and assigns of Parent or the Surviving Corporation, as the case may be, assume the obligations set forth in this Section 5.6.

Section 6.  Covenants of Company and Parent.

6.1  Cooperation.  Each of the Company and Parent will its reasonable best efforts to take all actions and to do all things necessary, proper, or advisable in order to consummate and make effective the transactions contemplated by this Agreement (including satisfaction, but not waiver, of the Closing conditions set forth in Sections 7 and 8). Without limiting the foregoing, the Company shall, and shall cause its Subsidiaries and each of their respective officers, employees and non-employee representatives to, use reasonable efforts to provide to Parent such customary cooperation reasonably requested by Parent in connection with the solicitation of proxies for the Parent Stockholder Meeting and/or the holding or purchase of shares of Parent Common Stock, in each case related to the transactions contemplated hereby, including, without limitation, attending and participating in such presentations, meetings and roadshows reasonably requested by Parent and providing such information, financial or otherwise, reasonably requested by Parent in connection therewith.

6.2  HSR Act.  Each of the Company and Parent will file any Notification and Report Forms and related material that it may be required to file with the Federal Trade Commission and the Antitrust Division of the United States Department of Justice under the HSR Act in connection with the transactions contemplated hereby, will use its reasonable best efforts to obtain an early termination of the applicable waiting period, and will make any further filings pursuant thereto that may be necessary, proper, or advisable.

6.3  Updates to Proxy Statement.  If at any time prior to the Effective Time, any information relating to Parent, the Company or its Subsidiaries, or any of their respective subsidiaries, affiliates, officers or directors, that should be set forth in an amendment or supplement to the Proxy Statement should be discovered by Parent or the Company, as applicable, the party which discovers such information shall promptly notify the other party hereto and an appropriate amendment or supplement describing such information shall be promptly filed with the SEC and, to the extent required by law, disseminated to the stockholders of Parent; provided, however, that no information received by the Company or Parent pursuant to this Section 6.3 shall operate as a waiver or otherwise affect any representation, warranty or agreement given or made by the other party, and no such information shall be deemed to change, supplement or amend the Schedules of Exceptions or Parent Schedule of Exceptions, as the case may be.

Section 7.  Conditions Precedent to Obligations of Parent and Merger Sub

The obligations of Parent and Merger Sub to effect the Merger and otherwise consummate the transactions contemplated by this Agreement are subject to the satisfaction (or waiver by Parent), at or prior to the Closing, of each of the following conditions:

7.1  Accuracy of the Company’s Representations.

(a)  All of the Company’s representations and warranties in this Agreement that contain “Material Adverse Effect” or other “materiality” or similar qualifiers shall have been accurate in all respects as of the date of this Agreement and as of the Closing Date as if made on and as of the Closing Date.

(b)  All of the Company’s representations and warranties in this Agreement that do not contain “Material Adverse Effect” or other “materiality” or similar qualifiers shall have been accurate in all material respects as of the date of this Agreement and as of the Closing Date as if made on and as of the Closing Date.

7.2  Performance of Covenants.  All of the covenants and obligations that the Company or any of its Subsidiaries is required to comply with or to perform at or prior to the Closing shall have been complied with and performed in all material respects.

7.3  Parent Stockholder Approval.  The Required Parent Vote shall have been obtained.

7.4  Required Consents.  All third party Consents required to be obtained in connection with the Merger and the other transactions contemplated by this Agreement set forth in Section 7.5 of the Schedule of Exceptions shall have been obtained by the Company and shall be in full force and effect.

7.5  Agreements and Documents.  Parent shall have received the following agreements and documents, each of which shall be in full force and effect:

(a)  the Registration Rights Agreement, executed by PAR;

(b)  the Escrow Agreement, executed by the Stockholders’ Agent and the Escrow Agent;

(c)  the Certificate of Merger, executed by the Company, to be filed with the Secretary of State of the State of Delaware in accordance with Section 1.3;

(d)  a certificate executed by the Chief Executive Officer of the Company containing the representation of such Chief Executive Officer on behalf of the Company that the conditions set forth in Sections 7.1, 7.2, 7.6 and 7.13 have been duly satisfied;

(e)  a statement in accordance with Treasury Regulation Sections 1.1445-2(c)(3) and 1.897-2(h) certifying that the Company is not, and has not been, a “United States real property holding corporation” for purposes of Sections 897 and 1445 of the Code, duly executed by the Company;

(f)  a certificate of the Secretary of the Company, certifying to (i) the incumbency and specimen signature of each officer of the Company executing this Agreement and any other document executed on behalf of the Company, (ii) the organizational documents of the Company, (iii) the resolutions of the Board of Directors of the Company approving and adopting this Agreement, the Transaction Agreements and the transactions contemplated hereby and thereby, which shall not have been modified, revoked or rescinded as of the Closing, and (iv) Company Stockholder Approval, which shall not have been modified, revoked or rescinded as of the Closing;

(g)  a certificate of good standing with respect to the Company and each of its Subsidiaries, dated not more than five (5) days prior to the Closing Date, from the state of Delaware and all states listed with respect to such Entity in Section 2.1 of the Schedule of Exceptions;

(h)  written resignations of all directors of the Company and of each Subsidiary, effective as of the Closing Date;

(i)  executive employment agreements between the Company and each of the Company Executives, each in form acceptable to Parent (collectively, the “Employment Agreements”); and

(j)  a waiver executed and delivered by each “disqualified person” within the meaning of Section 280G of the Code entitled to any Excess Payments, pursuant to which each such Person has agreed to waive any right or entitlement to any Excess Payments unless any requisite stockholder approval of those payments and benefits are obtained, together with an approval of such Excess Payments by the stockholders of the Company in a manner satisfying all applicable requirements of Section 280G(b)(5)(B) of the Code and the Treasury Regulations thereunder, in each case in form and substance reasonably satisfactory to Parent.

7.6  Absence of Material Adverse Effect.  There shall not have occurred any Material Adverse Effect on the Company, and no event shall have occurred or circumstance shall exist that, in combination with any other events or circumstances, would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company.

7.7  Backstop Agreement.  The Backstop Agreement shall remain in full force and effect, and PAR shall have complied in all material respects with its obligations under the Backstop Agreement.

7.8  AIA Transactions.  The transactions contemplated by the AIA Transaction Agreements shall be consummated.

7.9  HSR Act.  All waiting periods applicable to the Merger and the other transactions contemplated by this Agreement and the Transaction Agreements under the HSR Act shall have expired or been terminated.

7.10  No Restraints.  No temporary restraining order, preliminary or permanent injunction or other order preventing the consummation of the Merger shall have been issued by any court of competent jurisdiction and remain in effect, and there shall not be any Legal Requirement enacted or deemed applicable to the Merger that makes consummation of the Merger illegal or otherwise preventing or prohibiting consummation of the transactions contemplated hereby.

7.11  No Legal Proceedings; Bankruptcy.  No Governmental Body or other Person shall have commenced or threatened to commence any Legal Proceeding (a) challenging or seeking the recovery of a material amount of damages in connection with the Merger or (b) seeking to prohibit or limit the exercise by Parent of any material right pertaining to its ownership of stock of Merger Sub or the Company.

7.12  Appraisal Rights.  Company Stockholders holding no more than 5.0% of the outstanding shares of Company Capital Stock on a fully-diluted basis shall have exercised or otherwise perfected their rights of appraisal pursuant to applicable law with respect to such shares.

7.13  Company Stockholder Approval.  The Company Stockholder Approval shall have been obtained.

Section 8.  Conditions Precedent to Obligations of the Company

The obligations of the Company to effect the Merger and otherwise consummate the transactions contemplated by this Agreement are subject to the satisfaction (or waiver by the Company), at or prior to the Closing, of the following conditions:

8.1  Accuracy of Representations.

(a)  All of Parent’s and Merger Sub’s representations and warranties in this Agreement that contain “material adverse effect” or other “materiality” or similar qualifications shall have been accurate in all respects as of the date of this Agreement and as of the Closing Date as if made on and as of the Closing Date.

(b)  All of Parent’s and Merger Sub’s representations and warranties in this Agreement that do not contain “material adverse effect” or other “materiality” or similar qualifiers shall have been accurate in all material respects as of the date of this Agreement and as of the Closing Date as if made on and as of the Closing Date.

8.2  Performance of Covenants.  All of the covenants and obligations that Parent and Merger Sub are required to comply with or to perform at or prior to the Closing shall have been complied with and performed in all material respects.

8.3  Share Redemptions.  Parent shall not have redeemed or otherwise be obligated to redeem Parent Shares in an amount that is greater than the Maximum Redemption Amount.

8.4  Parent Stockholder Approval.  The Required Parent Vote shall have been obtained.

8.5  Agreements and Documents.  The Company shall have received the following documents each of which shall be in full force and effect:

(a)  the Registration Rights Agreement executed by Parent and Parent’s Sponsor;

(b)  the Escrow Agreement executed by Parent and the Escrow Agent;

(c)  a certificate executed by an officer of Parent containing the representation of such officer that the conditions set forth in Sections 8.1, 8.2, and 8.4 have been duly satisfied;

(d)  a certificate of the Secretary of each of Parent and Merger Sub, certifying to (i) the incumbency and specimen signature of each officer of Parent or Merger Sub, as applicable, executing this Agreement and any other document executed on behalf of Parent or Merger Sub, as applicable, (ii) the organizational documents of Parent or Merger Sub, as applicable, (iii) the resolutions of the Board of Directors of Parent and Merger Sub, as applicable, approving and adopting this Agreement, the Transaction Agreements to which such Entity is a party and the transactions contemplated hereby and thereby, which shall not have been modified, revoked or rescinded as of the Closing, and (iv) the Required Parent Vote, which shall not have been modified, revoked or rescinded as of the Closing; and

(e)  a certificate of good standing with respect to Merger Sub, dated not more than five (5) days prior to the Closing Date, from the state of Delaware.

8.6  AIA Transactions.  The transactions contemplated by the AIA Transaction Agreements shall be consummated.

8.7  HSR Act.  All waiting periods applicable to the Merger and the other transactions contemplated by this Agreement and the Transaction Agreements under the HSR Act shall have expired or been terminated.

8.8  No Restraints.  No temporary restraining order, preliminary or permanent injunction or other order preventing the consummation of the Merger shall have been issued by any court of competent jurisdiction and remain in effect, and there shall not be any Legal Requirement enacted or deemed applicable to the Merger that makes consummation of the Merger illegal or otherwise preventing or prohibiting consummation of the transactions contemplated hereby.

8.9  No Legal Proceedings; Bankruptcy.  No Governmental Body or other Person shall have commenced or threatened to commence any Legal Proceeding (a) challenging or seeking the recovery of a material amount of damages in connection with the Merger or (b) seeking to prohibit or limit the exercise by Parent of any material right pertaining to its ownership of stock of Merger Sub or the Company.

8.10  Trust Account.  Parent shall have made appropriate arrangements to have all Trust Account funds disbursed to Parent as promptly as practicable following the Closing, and the amount of such funds, assuming, solely for the purposes of this condition, that Parent shall not have redeemed, nor have any obligation to redeem, any shares of Parent Common Stock in connection with the transactions hereby, shall be no less than $169,643,330.90.

8.11  Company Stockholder Approval.  The Company Stockholder Approval shall have been obtained.

8.12  Restated Parent Organizational Documents.  The certificate of incorporation of Parent shall be amended and restated in the form attached hereto as Exhibit H, and the bylaws of Parent shall be amended and restated in the form attached hereto as Exhibit I.

Section 9.  Termination

9.1  Termination Events.  This Agreement may be terminated at any time prior to the Effective Time (whether before or after the Company Stockholder Approval or Required Parent Vote has been obtained):

(a)  by mutual written consent of Parent and the Company;

(b)  by either Parent or the Company if the Merger shall not have been consummated by February 18, 2013 (the “Outside Date”) (unless the failure to consummate the Merger is attributable to a failure on the part of the party seeking to terminate this Agreement to perform any material obligation required to be performed by such party at or prior to the Effective Time);

(c)  by either Parent or the Company if a court of competent jurisdiction or other Governmental Body shall have issued a final and nonappealable order, decree or ruling, or shall have taken any other action, having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger;

(d)  by Parent if the Parent Stockholders shall have taken a final vote on the principal terms of the Merger and the adoption of this Agreement, and the Required Parent Vote has not been received;

(e)  by Parent if any of the Company’s representations and warranties contained in this Agreement shall have been inaccurate in any material respect as of the date of this Agreement or shall have become inaccurate in any material respect as of any subsequent date (as if made on such subsequent date), or if any of the Company’s covenants contained in this Agreement shall have been breached in any material respect; provided, however, that Parent may not terminate this Agreement under this Section 9.1(e) on account of an inaccuracy in the Company’s representations and warranties or on account of a breach of a covenant by the Company unless such inaccuracy or breach (if curable) is not cured by the Company within ten (10) calendar days after receiving written notice from Parent of such inaccuracy or breach;

(f)  by the Company if any of Parent’s or Merger Sub’s representations and warranties contained in this Agreement shall have been inaccurate in any material respect as of the date of this Agreement or shall have become inaccurate in any material respect as of any subsequent date (as if made on such subsequent date), or if any of Parent’s or Merger Sub’s covenants contained in this Agreement shall have been breached in any material respect; provided, however, that the Company may not terminate this Agreement under this Section 9.1(f) on account of an inaccuracy in Parent’s or Merger Sub’s representations and warranties or on account of a breach of a covenant by Parent or Merger Sub (ii) unless such inaccuracy or breach (if curable) is not cured by Parent within 15 calendar days after receiving written notice from the Company of such inaccuracy or breach;

(g)  by Parent if the Company has breached Section 4.4;

(h)  by the Company if Parent has breached Section 5.4.; or

(i)  by either Parent or the Company if the Company has not delivered the Company Stockholder Approval within three (3) business days following the Execution Date.

9.2  Termination Procedures.  If Parent wishes to terminate this Agreement pursuant to Sections 9.1(b), 9.1(c), 8.1(d), 9.1(e), 9.1(g) or (9.1)(i), then Parent shall deliver to the Company a written notice stating that Parent is terminating this Agreement and setting forth a brief description of the basis on which Parent is terminating this Agreement. If the Company wishes to terminate this Agreement pursuant to Sections 9.1(b), 9.1(c), 9.1(f), 9.1(h) or 9.1(i), then the Company shall deliver to Parent a written notice stating that the Company is terminating this Agreement and setting forth a brief description of the basis on which it is terminating this Agreement.

9.3  Fees Payable by the Company.  If this Agreement is terminated by Parent pursuant to Section 9.1(g) then, concurrently with the consummation of an Alternative Transaction by the Company on or prior to the Outside Date, the Company shall pay to Parent the Termination Payment by wire transfer of immediately available funds to a bank account designated by Parent.

9.4  Fees Payable by Parent.  If this Agreement is terminated by the Company pursuant to Section 9.1(h) then, concurrently with the execution of a term sheet, memorandum of understanding or Agreement with a Target on or prior to the Outside Date, Parent shall pay the Termination Payment to the Company by wire transfer of immediately available funds to a bank account designated thereby.

9.5  Effect of Termination.  If this Agreement is terminated pursuant to Sections 9.1 or 9.2, all further obligations of the parties under this Agreement, other than with respect to payment of the Termination Payment under either Section 9.3 or 9.4, shall terminate without any liability of any party hereto or any of their respective affiliates or their respective directors, officers, stockholders, members, managers, partners, employees, agents or representatives, provided,that (a) none of the parties shall be relieved of any obligation or liability arising from any prior willful breach by such party of any provision of this Agreement, and (b) the parties shall, in all events, remain bound by and continue to be subject to the provisions set forth in Section 11.

Section 10.  Indemnification, Etc.

10.1  Survival of Representations, Etc.

(a)  Subject to Section 10.1(b), the representations and warranties of the Company, Parent and Merger Sub contained in this Agreement shall survive the Closing and shall expire on the eighteen (18) month anniversary of the Closing Date (the “Expiration Date”), provided, however, that if, at any time prior to the Expiration Date, any Parent Indemnified Party (acting in good faith) delivers to the Stockholders’ Agent, or Stockholders’ Agent (acting in good faith) delivers to Parent, a written notice alleging the existence of an inaccuracy in or a breach of any of the representations or warranties of the Company, Parent or Merger Sub (and setting forth in reasonable detail the basis for such Indemnified Party’s belief that such an inaccuracy or breach may exist) and asserting a claim for recovery under Section 10.2 or Section 10.6 based on such alleged inaccuracy or breach, then the claim asserted in such notice shall survive the Expiration Date until such time as such claim is fully and finally resolved.

(b)  The limitations set forth in Section 10.1(a) shall not apply in the case of claims based upon fraud or willful misconduct.

(c)  The covenants and other agreements by each of the parties contained in this Agreement shall survive the consummation of the Merger until they are otherwise terminated, whether by their terms or as a matter of applicable law.

10.2  Indemnification.

(a)  From and after the Closing Date, the Merger Stockholders, severally but not jointly, shall hold harmless and indemnify each of each of Parent, Merger Sub and their Affiliates, and each of their respective officers, directors, employees, agents and representatives (each, a “Parent Indemnified Party,” and, collectively, the “Parent Indemnified Parties”) from and against, and shall compensate and reimburse each of the Parent Indemnified Parties for, any Damages that are directly or indirectly suffered or incurred by any of the Parent Indemnified Parties or to which any of the Parent Indemnified Parties may otherwise become subject (regardless of whether or not such Damages relate to any third-party claim) that arise from or as a result of, or are directly or indirectly connected with: (i) any inaccuracy in or breach of any representation or warranty made by the Company in this Agreement or the Schedule of Exceptions as of the date of this Agreement, (ii) any inaccuracy in or breach of any representation or warranty set forth (A) in Section 2 or the Schedule of Exceptions as if such representation and warranty had been made on and as of the Closing Date, or (B) in any other document, certificate or other instrument delivered to Parent or Merger Sub in connection with the transactions contemplated hereby, (iii) any breach of any covenant or obligation of the Company set forth in this Agreement (including the covenants set forth in Sections 4 and 6) or the Transaction Agreements, (iv) the exercise by any Company Stockholder of rights of appraisal or dissent under Section 262 of the DGCL or any other applicable law, (v) any Indebtedness to the extent not included in the calculation of the adjustments to the Total Merger Shares set forth in Section 1.14(b), and (vi) any claim, objection or dispute by any Company Stockholder with respect to or arising from the Spreadsheet.

(b)  From and after the Closing Date, Parent shall hold harmless and indemnify the Merger Stockholders and their Affiliates, and each of their respective officers, directors, employees, agents and representatives (each, a “Company Indemnified Party,” and, collectively, the “Company Indemnified Parties”), from and against all Damages that are directly suffered or incurred by any of the Company Indemnified Parties or to which any of the Company Indemnified Parties may otherwise be subject (regardless of whether or not such Damages relate to any third-party claim) that arise from or as a result of, or are directly or indirectly connected with: (i) any inaccuracy in or breach of any representation or warranty made by Parent or Merger Sub contained in this Agreement or the Parent Schedule or Exceptions as of the date of this Agreement, (ii) any inaccuracy in or breach of any representation or warranty set forth (A) in Section 3 or the Parent Schedule of Exceptions as if such representation and warranty had been made on and as of the Closing Date, or (B) in any other document, certificate or other instrument delivered by Parent or Merger Sub to the Company in connection with the transactions contemplated hereby, and (iii) any breach of any covenant or obligation of Parent or Merger Sub contained in this Agreement (including the covenants set forth in Sections 5 and 6) or the Transaction Agreements.

(c)  Limitations.

(i)  The Parent Indemnified Parties shall not be entitled to any payment of any amount under Section 10.2(a) after such time as the aggregate of all Damages that the Parent Indemnified Parties may have under Section 10.2(a) exceed the value of the Escrow Shares, valued at the Parent Share Price (such amount, the “Cap”).

(ii)  The Parent Indemnified Parties shall not be entitled to any payment of any amount under Section 10.2(a)(i) or (ii) (other than for breaches of Fundamental Representations) until such time as the total amount of all such Damages that have been directly or indirectly suffered or incurred by any one or more of the Parent Indemnified Parties, or to which any one or more of the Parent Indemnified Parties has or have otherwise become subject, exceeds, in the aggregate, the Threshold Amount, in which event the Parent Indemnified Parties shall be entitled to all such Damages, including the Threshold Amount. For purposes of this Agreement, the “Threshold Amount” means $2.5 million.

(iii)  The Company Indemnified Parties shall not be entitled to any payment of any amount under Section 10.2(b) after such time as the aggregate of all Damages that the Company Indemnified Parties may have under Section 10.2(b) exceed the Cap.

(iv)  The Company Indemnified Parties shall not be entitled to any payment of any amount under Section 10.2(b)(i) or (ii) (other than for breaches of Fundamental Representations) until such time as the total amount of all such Damages that have been directly or indirectly suffered or incurred by any one or more of the Company Indemnified Parties, or to which any one or more of the Company Indemnified Parties has or have otherwise become subject, exceeds, in the aggregate, the Threshold Amount, in which event the Company Indemnified Parties shall be entitled to all such Damages, including the Threshold Amount.

(d)  The limitations set forth in Section 10.2(c) shall not apply in the case of claims based upon fraud or willful misconduct, in which case the maximum liability of each Merger Stockholder to the Parent Indemnified Parties shall be limited to the value of 100% of the Merger Consideration, valued using the Parent Share Price, such Merger Stockholder has received pursuant to the provisions of Section 1.5 (the “Aggregate Overall Cap”), and the maximum liability of Parent to the Company Indemnified Parties shall be limited to the Aggregate Overall Cap.

(e)  Each Indemnified Party will take and will cause their respective Affiliates to take all reasonable steps to mitigate and otherwise minimize any Damage to the maximum extent reasonably possible upon and after becoming aware of any event which would reasonably be expected to give rise to any Damage.

(f)  Notwithstanding anything to the contrary contained in this Section 10 (but in any case subject to Section 10.3), except with respect to claims of fraud or willful misconduct, the Parent Indemnified Parties’ sole and exclusive source of indemnification under this Section 10 shall be the Escrow Account by making a claim pursuant to the terms of the Escrow Agreement. In addition, subject to Section 10.3, Parent Indemnified Parties may not pursue an indemnification claim under this Section 10 for fraud or willful misconduct against any Merger Stockholder individually, unless and only to the extent that all of the proceeds of the Escrow Account have been released or are the subject of a previous claim by a Parent Indemnified Party.

10.3  Exclusivity of Indemnification Remedies.  With the exception of (a) claims based upon fraud or willful misconduct and subject to Section 10.2(d) and (b) claims for breach of any Letter of Transmittal or Option Holder Letter of Transmittal (which such claim may be made solely against the breaching Merger Stockholder or holder of Company Options, as the case may be), the right of any Parent Indemnified Party to assert claims for indemnification and to receive indemnification pursuant to this Section 10 shall, after the Closing, be such Person’s sole and exclusive remedy for monetary Damages with respect to any breach of the representations, warranties and covenants contained in this Agreement. The exercise by any Person of any of its rights under this Section 10 shall not be deemed to be an election of remedies and shall not be deemed to prejudice, or to constitute or operate as a waiver of, any injunctive or other equitable right, remedy or relief that such Person may be entitled to exercise.

10.4  No Contribution.  Upon consummation of the Merger, each Merger Stockholder will be deemed to have waived any right of contribution, right of indemnity or other right or remedy against Merger Sub, the Company and each of its Subsidiaries in connection with any indemnification obligation or any other liability to which he, she or it may become subject under or in connection with this Agreement.

10.5  Defense of Third Party Claims.

(a)  In order for a Parent Indemnified Party or a Company Indemnified Party (each, an “Indemnified Party”) to be entitled to any indemnification provided for under this Agreement in respect of, arising out of or involving any Damages or demand made by any person against the Indemnified Party (a “Third Party Claim”), such Indemnified Party shall deliver notice thereof to the Stockholders’ Agent, or to Parent, as applicable (the “Indemnifying Party”); provided,that no delay or failure on the part of an Indemnified Party in notifying the Stockholders’ Agent or Parent, as the case may be, shall relieve an Indemnifying Party from its obligations hereunder unless the Indemnifying Party is thereby materially prejudiced (and then solely to the extent of such prejudice).

(b)  The Indemnifying Party shall have the right, upon written notice to the Indemnified Party within fifteen (15) days of receipt of notice from the Indemnified Party of the commencement of such Third Party Claim, to assume the defense thereof at the expense of the Indemnifying Party with counsel selected by the Indemnifying Party and reasonably satisfactory to the Indemnified Party. If the Indemnifying Party does not expressly elect to assume the defense of such Third Party Claim within the time period set forth in this Section 10.5(b), the Indemnified Party shall have the sole right to assume the defense of and to settle such Third Party Claim. If the Indemnifying Party assumes the defense of any Third Party Claim, the Indemnified Party shall, at the Indemnifying Party’s expense, cooperate with the Indemnifying Party in such defense and make available to the Indemnifying Party all witnesses, pertinent records, materials and information in the Indemnified Party’s possession or under the Indemnified Party’s control relating thereto as is reasonably required by the Indemnifying Party. If the Indemnifying Party assumes the defense of any Third Party Claim, the Indemnifying Party shall not, without the prior written consent of the Indemnified Party (not to be unreasonably withheld, conditioned or delayed), enter into any settlement or compromise or consent to the entry of any judgment with respect to such Third Party Claim if such settlement, compromise or judgment (i) involves a finding or admission of wrongdoing, (ii) does not include an unconditional written release by the claimant or plaintiff of the Indemnified Party from all liability in respect of such Third Party Claim or (iii) imposes equitable remedies or any obligation on the Indemnified Party other than solely the payment of money damages for which the Indemnified Party will be indemnified hereunder.

10.6  Claims Relating to Securities.  If (a) prior to the Effective Time, any Person asserts or commences, or threatens to assert or commence, a claim or Legal Proceeding on the basis that such Person is entitled to acquire or receive, or is the owner of, shares of Company Capital Stock or securities convertible into shares of Company Capital Stock, and (b) notwithstanding such claim or Legal Proceeding the Closing occurs, then (i) the shares or other securities that are the basis of such claim or Legal Proceeding shall be deemed to be outstanding for purposes of determining the Share Exchange Ratio; (ii) Parent shall not be required to issue or deliver any shares of Parent Common Stock in respect of such claim or Legal Proceeding (or the shares or other securities forming the basis of such claim or Legal Proceeding) until such claim or Legal Proceeding is finally resolved or settled, which settlement shall not be entered into without the prior written consent of the Stockholders’ Agent (which consent shall not be unreasonably withheld); and (iii) after such claim or Legal Proceeding is finally resolved, any shares of Parent Common Stock being held by Parent in respect of such claim or Legal Proceeding that are not delivered to the Person making such claim or Legal Proceeding or otherwise retained by Parent in accordance with this Section 10.6 shall be distributed to the Merger Stockholders and the Escrow Agent as if such shares were issuable at the Closing in accordance with Section 1. If a claim or Legal Proceeding of the type referred to in this Section 10.6 is settled by the payment of cash, Parent shall be entitled to retain pursuant to this Section 10.6, a number of shares of Parent Common Stock determined by dividing (A) the sum of (1) the amount of cash payable to the Person who asserted such claim or Legal Proceeding in respect of the settlement of such claim or Legal Proceeding and (2) the amount of any legal fees and other expenses incurred by Parent or its Subsidiary in connection with such claim or Legal Proceeding, by (B) the Parent Stock Price.

10.7  Security Interest in Escrow.

(a)  As collateral security for the prompt and complete payment and performance when due of each of the Merger Stockholders’ indemnification, reimbursement and compensation obligations to each Parent Indemnified Party pursuant to this Section 10, and in order to induce Parent to enter into this Agreement, each Merger Stockholder hereby grants to Parent a security interest in all of the Merger Stockholder’s right, title and interest in and to the Escrow Shares and the Escrow Account (as defined in the Escrow Agreement) and all accessions to, substitutions and replacements for, and proceeds thereof. At any time and from time to time, upon the written request of Parent, and at the sole expense of the Merger Stockholders, the Company shall promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Parent may reasonably deem desirable to obtain the full benefits of the security interest granted hereby, including, (a) executing, delivering and causing to be filed any financing or continuation statements (including “in lieu” continuation statements) under the applicable Uniform Commercial Code with respect to the security interests granted hereby, and (b) executing and delivering and causing the Escrow Agent, or any other applicable depository institution, securities intermediary or commodity intermediary, to execute and deliver a collateral control agreement in order to perfect the security interest created hereunder in favor of Parent (including giving Parent “control” over such Collateral within the meaning of the applicable provisions of Article 8 and Article 9 of the UCC). Each Company Stockholder also hereby authorizes Parent to file any such financing or continuation statement (including “in lieu” continuation statements) without the signature of such Merger Stockholder.

(b)  So long as no Parent Indemnified Party has given a Claim Notice (as defined in the Escrow Agreement) containing a Claim (as defined in the Escrow Agreement) which has not been resolved prior to the Termination Date (as defined in the Escrow Agreement), then upon the Termination Date the security interest granted under this Section 10.7 shall terminate and Parent shall release all of its interest in and to the Escrow Shares and the Escrow Account. In the event such a Claim has not been resolved prior to the Termination Date, the security interest granted under this Section 10.7 shall continue until such time as the Claim is resolved in accordance with the Escrow Agreement, at which time the security interest granted under this Section 10.7 shall terminate and Parent shall release all of its interest in and to the Escrow Shares and the Escrow Account. Upon such termination of the security interest granted under this Section 10.7, Parent shall execute such terminations of any financing statements or other documents required to evidence such termination of the security interest.

10.8  Release of Escrow Shares to Satisfy Indemnification Claims.  Subject to the terms of the Escrow Agreement, in the event that any Parent Indemnified Party is entitled to indemnification pursuant to this Section 10, the Parent Indemnified Party may, upon written notice to the Stockholders’ Agent, direct the Escrow Agent to release and transfer to Parent the number of Escrow Shares having an aggregate value on the date thereof equal to the amount owed to the Parent Indemnified Party pursuant to this Section 10 in satisfaction of such claim. For purposes hereof, the value of each Escrow Share shall be equal to the Parent Share Price.

10.9  Materiality.  Notwithstanding anything contained herein to the contrary, for purposes of determining the amount of Damages that are the subject matter of a claim for indemnification or reimbursement hereunder, each representation and warranty in this Agreement, the Schedule of Exceptions, the Parent Schedule of Exceptions and exhibits hereto shall be read without regard and without giving effect to the term “material,” “Material Adverse Effect” or similar phrases contained in such representation and warranty (i.e., as if such words or phrases were deleted from such representation and warranty.

10.10  Effect of Investigation.  The right to indemnification, payment of Damages of a Parent Indemnified Party or other remedies of Parent or any other Parent Indemnified Party based on any representation, warranty, covenant or obligation of the Company contained in or made pursuant to this Agreement, in the Schedule of Exceptions or exhibits hereto shall not be affected or deemed waived by any investigation conducted with respect to, or any knowledge acquired (or capable of being acquired) at any time, with respect to the accuracy or inaccuracy of or compliance with, any such representation, warranty, covenant or obligation.

Section 11.  Miscellaneous Provisions

11.1  Stockholders’ Agent.

(a)  By virtue of the approval of this Agreement and the Merger, the Stockholders will appoint PAR as the Stockholders’ Agent for purposes of Sections 1.14(b) and 10 to give and receive notices and communications, to execute and deliver the Escrow Agreement, to authorize delivery to Parent Indemnified Party of Parent Common Stock, cash or other property under the Escrow Agreement, to agree to, negotiate, enter into settlements and compromises of indemnification, reimbursement or compensation claims, and to take all other actions necessary or appropriate to act on behalf of the Stockholders under this Agreement. PAR hereby accepts its appointment as the Stockholders’ Agent. Parent shall be entitled to deal exclusively with the Stockholders’ Agent on all matters relating to Sections 1.14(b) and 10, and shall be entitled to rely conclusively (without further evidence of any kind whatsoever) on any document executed or purported to be executed on behalf of any Stockholder by the Stockholders’ Agent, and on any other action taken or purported to be taken on behalf of any Stockholder by the Stockholders’ Agent, as fully binding upon such Stockholder. Notices or communications to or from the Stockholders’ Agent shall constitute notice to or from each of the Stockholders.

(b)  The Stockholders’ Agent shall not be liable for any act done or omitted hereunder as the Stockholders’ Agent while acting in good faith and in the exercise of reasonable judgment. The Merger Stockholders shall, jointly and severally, indemnify the Stockholders’ Agent and hold the Stockholders’ Agent harmless against any loss, liability or expense incurred without gross negligence, bad faith or willful misconduct on the part of the Stockholders’ Agent and arising out of or in connection with the acceptance or administration of the Stockholders’ Agent’s duties hereunder, including the reasonable fees and expenses of any legal counsel or other professional retained by the Stockholders’ Agent.

(c)  All actions, decisions and instructions of the Stockholders’ Agent taken, made or given pursuant to the authority granted pursuant to this Section 11.1 shall be final, conclusive and binding upon each Stockholder, and no Stockholder shall have the right to object, dissent, protest or otherwise contest the same.

(d)  The provisions of this Section 11.1 are independent and severable, shall constitute an irrevocable power of attorney, coupled with an interest and surviving death or dissolutions, granted by the Stockholders to the Stockholders’ Agent and shall be binding upon the executors, heirs, legal representatives, successors and assigns of each such Stockholder.

11.2  Further Assurances.  Each party hereto shall execute and cause to be delivered to each other party hereto such instruments and other documents, and shall take such other actions, as such other party may reasonably request (prior to, at or after the Closing) for the purpose of carrying out or evidencing any of the transactions contemplated by this Agreement.

11.3  Fees and Expenses.  Following the Closing and upon release of the Parent Trust Account, Parent shall bear and pay all fees, costs and expenses (including legal fees and accounting fees) that have been incurred or that are incurred by Parent, the Company and PAR in connection with the transactions contemplated by this Agreement, including, without limitation, all fees, costs and expenses incurred by Parent, the Company and PAR in connection with or by virtue of (a) the investigation and review conducted each such Person and its Representatives with respect to the Company’s business (and the furnishing of information to Parent and its Representatives in connection with such investigation and review), (b) the negotiation, preparation and review of this Agreement (including the Schedule of Exceptions and the Parent Schedule of Exceptions) and all agreements, certificates, opinion and other instruments and documents delivered or to be delivered in connection with the transactions contemplated by this Agreement, (c) the preparation and submission of any filing or notice required to be made of given in connection with any of the transactions contemplated by this Agreement, and (d) the consummation of the Merger.

11.4  Attorneys’ Fees.  If any action or proceeding relating to this Agreement or the enforcement of any provision of this Agreement is brought against any party hereto, the prevailing party shall be entitled to recover reasonable attorneys’ fees, costs and disbursements (in addition to any other relief to which the prevailing party may be entitled).

11.5  Notices.  Any notice or other communication required or permitted to be delivered to any party under this Agreement shall be in writing and shall be deemed properly delivered, given and received (a) when delivered by hand, or (b) two business days after such notice is sent by registered mail, by courier or express delivery service or by facsimile, in each case to the address or facsimile telephone number set forth beneath the name of such party below (or to such other address or facsimile telephone number as such party shall have specified in a written notice given to the other parties hereto):

if to Parent or Merger Sub:

Global Eagle Acquisition Corp.
10900 Wilshire Blvd., Suite 1500
Los Angeles, CA 90024
Attention: Chief Executive Officer
Facsimile: (310) 209-7225

with a copy to:

McDermott Will & Emery LLP
340 Madison Avenue
New York, NY 10173-1922
Attention: Joel Rubinstein, Esq.
Facsimile: 212-547-5444

if to the Company:

Row 44, Inc.
4353 Park Terrance Drive, Suite 100
Westlake Village, CA 91361
Attention: General Counsel
Facsimile: 818-706-9431

with a copy to:

Strategic Law Partners, LLP
500 South Grand Avenue, Suite 2050
Los Angeles, CA 90071
Attention: Timothy F. Silvestre, Esq.
Facsimile: 213-213-7301

If to PAR:

PAR Investment Partners, L.P.
One International Place, Suite 2401
Boston, MA 02110
Attention: Chief Operating Officer and General Counsel
Facsimile: 617-556-8875

with a copy to:

Robert P. Whalen , Esq.
Goodwin Procter LLP
Exchange Place
Boston, MA 02109
Facsimile: 617-523-1231

11.6  Time of the Essence.  For the purposes of this Agreement and the transactions contemplated by this Agreement, time is of the essence.

11.7  Headings.  The underlined headings contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

11.8  Counterparts.  This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.

11.9  Governing Law; Venue.  This Agreement shall be construed in accordance with, and governed in all respects by, the laws of the State of New York (without giving effect to principles of conflicts of laws). Any Legal Proceeding relating to this Agreement or the enforcement of any provision of this Agreement may be brought or otherwise commenced in any federal or state court located in New York, New York. Parent and the Company: (a) expressly and irrevocably consent and submit to the jurisdiction of each federal and state court located in New York, New York in connection with any such Legal Proceeding; (b) agree that service of any process, summons, notice or document by U.S. mail addressed to Parent or the Company at the address set forth in Section 11.5 shall constitute effective service of such process, summons, notice or document for purposes of any such Legal Proceeding; (c) agree that each federal or state court located in New York, New York, shall be deemed to be a convenient forum; and (d) agree not to assert (by way of motion, as a defense or otherwise), in any such Legal Proceeding commenced in any federal or state court located in New York, New York any claim that such party is not subject personally to the jurisdiction of such court, that such Legal Proceeding has been brought in an inconvenient forum, that the venue of such action or proceeding is improper or that this Agreement or the subject matter of this Agreement may not be enforced in or by such court.

11.10  Successors and Assigns; Assignment.  This Agreement shall be binding upon each of the parties hereto and each of their successors and permitted assigns, if any. This Agreement shall not be assigned by any party hereto, by operation of law or otherwise, without the prior written consent of the other parties hereto.

11.11  Remedies Cumulative; Specific Performance.  The rights and remedies of the parties hereto shall be cumulative (and not alternative). The parties to this Agreement agree that, in the event of any breach or threatened breach by any party to this Agreement of any covenant, obligation or other provision set forth in this Agreement for the benefit of any other party to this Agreement, such other party shall be entitled (in addition to any other remedy that may be available to it) to (a) a decree or order of specific performance or mandamus to enforce the observance and performance of such covenant, obligation or other provision and (b) an injunction restraining such breach or threatened breach. The parties further agree that no Indemnitee or other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in Section 10, and each party hereto irrevocably waives any right it may have to require any Indemnitee or other Person to obtain, furnish or post any such bond or similarly instrument.

11.12  Waiver.  No failure on the part of any Person to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any Person in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. No Person shall be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such Person; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

11.13  Amendments.  This Agreement may not be amended, modified, altered or supplemented other than by means of a written instrument duly executed and delivered on behalf of all of the parties hereto.

11.14  Severability.  In the event that any provision of this Agreement, or the application of any such provision to any Person or set of circumstances, shall be determined to be invalid, unlawful, void or unenforceable to any extent, the remainder of this Agreement, and the application of such provision to Persons or circumstances other than those as to which it is determined to be invalid, unlawful, void or unenforceable, shall not be impaired or otherwise affected and shall continue to be valid and enforceable to the fullest extent permitted by law.

11.15  Parties in Interest.  Except for (a) the rights of the Company Stockholders set forth in Sections 1.5 and 1.7, (b) the rights of Parent Indemnified Parties and Company Indemnified Parties set forth in Section 10 and (c) the rights of holders of Company Options set forth in Section 1.9(a)(i) and the rights of holders of Company Warrants set forth in Section 1.9(b), none of the provisions of this Agreement is intended to provide any rights or remedies to any Person other than the parties hereto and their respective successors and permitted assigns, if any.

11.16  Entire Agreement.  This Agreement and the other agreements referred to herein set forth the entire understanding of the parties hereto relating to the subject matter hereof and thereof and supersede all prior agreements and understandings among or between any of the parties relating to the subject matter hereof and thereof, including the Letter Agreement dated August 15, 2012 by and among the Company, Parent and PAR; provided, however, that the Mutual Nondisclosure Agreement, dated July 27, 2012, by and between Parent and the Company shall not be superseded by this Agreement and shall remain in effect in accordance with its terms.

11.17  Schedules of Exceptions.  The Schedule of Exceptions and Parent Schedule of Exceptions shall be arranged in separate parts corresponding to the numbered and lettered sections contained herein. The information disclosed in any numbered or lettered part shall be deemed to relate to and to qualify only the particular representation or warranty set forth in the corresponding numbered or lettered section in Sections 2 or 3, as the case may be (or as otherwise required to be set forth in the Schedule of Exceptions or Parent Schedule of Exceptions pursuant to the terms of this Agreement), and shall not be deemed to relate to or qualify any other representation or warranty made by such party hereunder unless such relationship or qualification is reasonably apparent on the face of such disclosure.

11.18  Waiver of Jury Trial.  Each of the parties hereto hereby irrevocably waives any and all right to trial by jury in any Legal Proceeding arising out of this Agreement or the transactions contemplated hereby.

11.19  Release.  Effective as of the Closing, each Company Stockholder, holder of Company Options and holder of Company Warrants (collectively, the “Company Equityholders”), by virtue of accepting such number of shares of Parent Common Stock to which such Company Equityholder is entitled hereunder, on behalf of himself, herself or itself and its, his or her affiliates and each of its, his or her (as applicable) and their respective officers, directors, employees, agents, successors and assigns (the “Releasing Parties”), hereby releases, acquits and forever discharges Parent, the Company, Merger Sub, each of their respective affiliates, subsidiaries, and any and all of each of their respective successors and assigns, together with all their present and former directors and officers (the “Released Parties”), from any and all manner of claims, actions, suits, damages, demands and liabilities whatsoever in law or equity, whether known or unknown, liquidated or unliquidated, fixed, contingent, direct or indirect (collectively, “Claims”), which the Releasing Party ever had, has or may have against any of the Released Parties for, upon, or by reason of any matter, transaction, act, omission or thing whatsoever arising under or in connection with any of the Released Parties, from any time prior to and up to and including the Closing Date, with respect to such Person’s status as a stockholder of the Company. The foregoing shall not constitute a release of claims or any other matter with respect to (i) receipt of such number of shares of Parent Common Stock to which a Company Equityholder is entitled pursuant to the terms and conditions of this Agreement, as further set forth in such Company Equityholder’s Letter of Transmittal or Option Holder Letter of Transmittal, as applicable, (ii) any of the rights of a Company Equityholder or any obligations of the Released Parties to such Company Equityholder, in each case arising under this Agreement, (iii) any of the rights of a Company Stockholder under the Charter Documents to indemnification from the Company for actions or inactions by such Company Stockholder or any of its Affiliates as a director or officer of the Company, (iv) if a Company Equityholder is an employee of the Company as of the Closing Date, any rights of such Company Equityholder to payments in respect of such employment, including rights under any Company Plan identified on the Schedule of Exceptions in accordance with the terms of such plan, and (v) any of the rights of a Company Stockholder or any of its Affiliates under or pursuant to written commercial contracts with the Company set forth on the Schedule of

Exceptions and unrelated to such Company Stockholder’s status of a stockholder of the Company, and (vi) PAR’s rights under the Backstop Agreement, the Backstop Fee Agreement and the AIA Transaction Agreements.

11.20  Construction.

(a)  For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include the masculine and feminine genders.

(b)  The parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.

(c)  As used in this Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

(d)  Except as otherwise indicated, all references in this Agreement to “Sections”, “Schedules” and “Exhibits” are intended to refer to Sections of this Agreement and Schedules and Exhibits to this Agreement.

[Signature page follows]

The parties hereto have caused this Agreement to be executed and delivered as of the date first written above.

Global Eagle Acquisition Corp.,
    a Delaware corporation

By: /s/ James Graf

Name: James Graf
Title: Vice President

EAGL Merger Sub Corp.,
    a Delaware corporation

By: /s/ James Graf

Name: James Graf
Title: Treasurer and Secretary

Row 44, Inc.,
a Delaware corporation

By: /s/ John LaValle

Name: John LaValle
Title: Chief Executive Officer

Par Investment Partners, L.P.,
    as Stockholders’ Agent and on its own behalf
    solely for the purposes of Sections 4.4, 4.6, 7.7
    and 11 hereof

By: PAR Capital Management, Inc., its general partner

By: /s/ Steven M. Smith

Name: Steven M. Smith
Title: Chief Operating Officer and General Counsel

Exhibit A

CERTAIN DEFINITIONS

For purposes of this Agreement (including this Exhibit A):

Acquisition Proposal.  “Acquisition Proposal” shall mean any offer, proposal or inquiry (other than an offer or proposal by Parent) contemplating or otherwise relating to any Acquisition Transaction.

Acquisition Transaction.  “Acquisition Transaction” means any transaction (other than the transaction between Parent and the Company contemplated by this Agreement) involving:

(a)  the sale, license, disposition or acquisition of all or a material portion of the business or assets of the Company (taken as a whole);

(b) the direct or indirect acquisition (including by way of a tender or exchange offer) by of beneficial ownership or a right to acquire beneficial ownership of shares representing a majority of the voting power of the then outstanding shares of capital stock of the Company; or

(b) any other merger, consolidation, business combination, reorganization or similar transaction involving the Company.

Aggregate Share Number.  “Aggregate Share Number” means, immediately prior to the Effective Time, the sum of (a) the total number of shares of Company Common Stock that are issued and outstanding, (b) the total number of shares of Company Common Stock issuable upon conversion or redemption of all issued and outstanding shares of Company Preferred Stock pursuant to the terms of the Restated Certificate (including accrued dividends thereon), (c) the Deemed Company Option Share Number, and (d) the maximum number of shares of Company Common Stock that are issuable upon the full exercise of all Included Company Warrants.

Aggregate Warrant Value.  “Aggregate Warrant Value” means $6,958,776; provided, that if at Closing the Black Scholes Value of the Rolled Company Warrants (including only 14% of the Black Scholes Value of the AIA Warrant) is different than such amount, then, upon the request of either the Company or Parent to the other, the Aggregate Warrant Value shall be equal to the Black Scholes Value of the Rolled Company Warrants (including only 14% of the Black Scholes Value of the AIA Warrant) at Closing.

Agreement.  “Agreement” means this Agreement and Plan of Merger and Reorganization to which this Exhibit A is attached (including the Schedule of Exceptions and Parent Schedule of Exceptions), as it may be amended from time to time.

AIA.  “AIA” means Advanced Inflight Alliance AG, a German corporation.

AIA Transaction Agreements.  “AIA Transaction Agreements” means the agreements entered into by and among PAR, AIA and Parent for the acquisition by Parent of the outstanding shares of the capital stock of AIA held by PAR.

AIA Warrant.  “AIA Warrant” means that certain Preferred Stock Purchase Warrant, PW No. C-1-2, dated as of June 7, 2012, issued by the Company to AIA.

Backstop Agreement.  “Backstop Agreement” means that certain Amended and Restated Common Stock Purchase Agreement, dated as of the date hereof, by and between Parent and PAR, as amended, relating to, among other things, the mandatory and optional purchase by PAR of up to 4.75 million shares of Parent Common Stock at a purchase price per share equal to the Parent Share Price.

Backstop Fee Agreement.  “Backstop Fee Agreement” means an Agreement between the Company and PAR with respect to the payment due to PAR at the Closing in connection with its execution and delivery of the Backstop Agreement, which payment due to PAR is $11,875,000 in the aggregate.

Black Scholes Value.  “Black Scholes Value” means, with respect to any Company Warrant, the value of such Company Warrant based on the Black and Scholes Option Pricing Model obtained from the “OV” function on Bloomberg Financial Markets determined as of the day of the Closing for pricing purposes, and reflecting: (i) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the remaining term of the Company Warrant as of such date, (ii) volatility of fifty percent (50%), (iii) dividend yield of zero, and (iv) term equal to the remaining term of the Company Warrant as of such date.

Closing Date Working Capital.  “Closing Date Working Capital” means the amount as of the Adjustment Calculation Time equal to (A) the Company’s current assets less (B) the Company’s current liabilities (excluding any current portion of Indebtedness), in each case as determined in accordance with GAAP and in a manner consistent with the preparation of the Financial Statements.

Closing Date Working Capital Target.  “Closing Date Working Capital Target” means $0.

Closing Net Merger Shares.  “Closing Net Merger Shares” means the number of shares of Parent Common Stock equal to the number of Closing Total Merger Shares, reduced by (i) the total number of Company Option Settlement Shares and (ii) the number of shares of Parent Common Stock underlying the Included Company Warrants from and after the Effective Time pursuant to Section 1.9(b).

Closing Total Merger Shares.  “Closing Total Merger Shares” means such number of shares of Parent Common Stock equal to (a) the Estimated Net Merger Consideration, divided by (b) the Parent Share Price.

Code.  “Code” means the Internal Revenue Code of 1986, as amended.

Company Capital Stock.  “Company Capital Stock” means the Company Common Stock and the Company Preferred Stock.

Company Common Stock.  “Company Common Stock” means the Company’s common stock, par value $0.0001 per share.

Company Executives.  “Company Executives” means each of John La Valle, Michael Pigott and John Guidon.

Company Intellectual Property.  “Company Intellectual Property” means (i) patents, patent applications, patent disclosures and inventions, (ii) trademarks, service marks, trade dress, trade names, logos and corporate names and registrations and applications for registration thereof together with all of the goodwill associated therewith, (iii) copyrights (registered or unregistered) and copyrightable works and registrations and applications for registration thereof, (iv) mask works and registrations and applications for registration thereof, (v) computer software, data, databases and documentation thereof, (vi) trade secrets and other confidential information (including, without limitation, ideas, formulas, compositions, inventions (whether patentable or not and whether or not reduced to practice), know-how, manufacturing and production processes and techniques, research and development information, drawings, specifications, designs, plans, proposals, technical data, copyrightable works, financial and marketing plans and customer and supplier lists and information), (vii) other intellectual property rights and (viii) copies and tangible embodiments thereof (in whatever form or medium).

Company Option.  “Company Option” means each option to purchase shares of Company Common Stock outstanding under the 2011 Equity Incentive Plan.

Company Penny Warrant.  “Company Penny Warrant” means each Company Warrant (other than the Performance Warrant) which has an exercise price of $0.0001 or less per share of Company Common Stock or Company Preferred Stock, as the case may be.

Company Preferred Stock.  “Company Preferred Stock” means the following series of the Company’s Preferred Stock: (a) Series A-1 Convertible Preferred Stock, par value $0.0001 per share, (b) Series A-2 Convertible Preferred Stock, par value $0.0001 per share, (c) Series B-1 Convertible Preferred Stock, par value $0.0001 per share, (d) Series B-2 Convertible Preferred Stock, par value $0.0001 per share, (e) Series C-1 Convertible Preferred Stock, par value $0.0001 per share, and (f) Series C-2 Convertible Preferred Stock, par value $0.0001 per share.

Company Recap Notes.  “Company Recap Notes” means the form of promissory note given to a Company Stockholder in connection with the acquisition of Repurchased Shares from such Company Stockholder pursuant to Section 1.10 of this Agreement.

Company Stock Certificate.  “Company Stock Certificate” means a valid certificate representing shares of the Company Capital Stock immediately prior to the Closing.

Company Stockholders.  “Company Stockholders” means the holders of Company Capital Stock.

Consent.  “Consent” means any approval, consent, ratification, permission, waiver or authorization (including any Governmental Authorization).

Contract.  “Contract” means any written, oral or other agreement, contract, subcontract, lease, understanding, instrument, note, warranty, insurance policy, benefit plan or legally binding commitment or undertaking of any nature.

Damages.  “Damages” include any loss, damage, injury, decline in value, lost opportunity, liability, claim, demand, settlement, judgment, award, fine, penalty, tax, fee (including reasonable attorneys’ fees), charge, cost (including reasonable costs of investigation) or expense of any nature; provided, however, that Damages will not include incidental, consequential, indirect, punitive, special or exemplary Damages, except to the extent any such incidental, consequential, indirect, punitive, special or exemplary Damages are part of a claim made by a third party against an Indemnified Party.

Deemed Company Option Share Number.  “Deemed Company Option Share Number” means such number calculated by subtracting from the maximum number of shares of Company Common Stock underlying Company Options, such number of shares of Company Common Stock equal to (i) the total exercise price for all such Company Options, divided by (ii) the Theoretical Company Common Share Price, or by such other method agreed to by the Company and PAR which shall not result in Parent’s issuance at Closing of such number of shares of Parent Common Stock exceeding the sum of the Closing Net Merger Shares and the Company Option Settlement Shares.

Effective Time.  “Effective Time” means the time that the Certificate of Merger is filed with the Secretary of State of the State of Delaware, or at such later time as Parent and the Company shall designate in the Certificate of Merger.

Encumbrance.  “Encumbrance” means any lien, pledge, hypothecation, charge, mortgage, security interest, encumbrance, claim, infringement, interference, option, right of first refusal, preemptive right, community property interest or restriction of any nature (including any restriction on the voting of any security, any restriction on the transfer of any security or other asset, any restriction on the receipt of any income derived from any asset, any restriction on the use of any asset and any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset).

Entity.  “Entity” means any corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization or entity.

Environmental Law.  “Environmental Law” means any federal, state, local or foreign Legal Requirement relating to pollution or protection of human health or the environment (including ambient air, surface water, ground water, land surface or subsurface strata), including any law or regulation relating to emissions, discharges, releases or threatened releases of Materials of Environmental Concern, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Materials of Environmental Concern.

ERISA.  “ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

Escrow Agent.  “Escrow Agent” means American Stock Transfer & Trust Company LLC.

Escrow Agreement.  “Escrow Agreement” means that certain Escrow Agreement, dated as of the Effective Date, by and among Parent, the Stockholders’ Agent and the Escrow Agent, with such agreement substantially in the form of Exhibit F hereto.

Estimated Net Merger Consideration.  “Estimated Net Merger Consideration” means an amount equal to $250 million, reduced by any Estimated Indebtedness, Estimated Working Capital Shortfall and the Aggregate Warrant Value, and increased by any Estimated Working Capital Surplus.

Excess Payments.  “Excess Payments” means amounts in the nature of compensation which may reasonably be deemed contingent on a change of control of the Company for purposes of Section 280G of the Code (including as a result of the consummation of the transactions contemplated by this Agreement) and which otherwise would constitute parachute payments under Section 280G of the Code.

Exchange Act.  “Exchange Act” means the Securities Exchange Act of 1934, as amended.

Final Net Merger Consideration.  “Final Net Merger Consideration” means an amount equal to $250 million, reduced by the Final Indebtedness, any Final Working Capital Shortfall and the Aggregate Warrant Value, and increased by any Final Working Capital Surplus.

Final Net Merger Shares.  “Final Net Merger Shares” means the number of shares of Parent Common Stock equal to the number of Final Total Merger Shares, reduced by (i) the total number of Company Option Settlement Shares and (ii) the number of shares of Parent Common Stock underlying the Included Company Warrants from and after the Effective Time pursuant to Section 1.9(b).

Final Total Merger Shares.  “Final Total Merger Shares” means such number of shares of Parent Common Stock equal to (a) the Final Net Merger Consideration, divided by (b) the Parent Share Price.

Fundamental Representations.  “Fundamental Representations” means those representations and warranties set forth in Sections 2.1 (Organization; Qualification), 2.2 (Power; Authorization), 2.3 (Non-Contravention), 2.4 (Capitalization), 2.6 (Brokers or Finders), 2.13 (Taxes), 3.1 (Organization; Qualification), 3.2 (Power; Authorization), 3.3 (No Conflict; Consents), 3.5 (Capitalization), 3.8 (Taxes) and 3.12 (Brokers or Finders).

Governmental Authorization.  “Governmental Authorization” means any: (a) permit, license, certificate, franchise, permission, clearance, registration, qualification or authorization issued, granted, given or otherwise made available by or under the authority of any Governmental Body or pursuant to any Legal Requirement; or (b) right under any Contract with any Governmental Body.

Governmental Body.  “Governmental Body” means any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; or (c) governmental or quasi-governmental authority of any nature (including any governmental division, department, agency, commission, instrumentality, official, organization, unit, body or Entity and any court or other tribunal).

Hazardous Materials.  “Hazardous Materials” include chemicals, pollutants, contaminants, wastes, toxic substances, petroleum and petroleum products and any other substance that is now or hereafter regulated by any Environmental Law or that is otherwise a danger to health, reproduction or the environment

HSR Act.  “HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

Included Company Warrants.  “Included Company Warrants” means (i) any Company Penny Warrants which are not exercised at or prior to the Closing and (ii) the portion of the Performance Warrant which, as of the Effective Time, is vested.

Indebtedness.  “Indebtedness” means (i) all obligations of the Company or any Subsidiary for borrowed money, whether current or unfunded, secured or unsecured (including, for purposes of clarification, payment obligations of the Company under the Backstop Fee Agreement, Repurchase Notes or any other agreement for the Company’s purchase of Repurchased Shares pursuant to Section 1.10), (ii) all obligations of the Company or any Subsidiary for the deferred purchase price of any property or services (other than trade accounts payable arising in the ordinary course of the Company’s business consistent with past practice), (iii) all obligations of the Company or any Subsidiary created or arising under any conditional sale or other title retention agreement with respect to property acquired by the Company or its Subsidiary, (iv) all obligations of the Company of any Subsidiary secured by a purchase money mortgage or other Encumbrance to secure all or part of the purchase price of property subject to such mortgage or Encumbrance, (v) all obligations under leases which shall have been or should be, in accordance with GAAP, recorded as capital leases in respect of which the Company or any Subsidiary is liable as lessee, (vi) any obligation of the Company or any Subsidiary in respect of bankers’ acceptances or letters of credit, (vii) any obligations secured by

Encumbrances on property acquired by the Company or any Subsidiary, whether or not such obligations were assumed by the Company or its Subsidiary at the time of acquisition of such property, (viii) all unfunded Company Plans, (ix) all obligations of a type referred to in clause (i), (ii), (iii), (iv), (v), (vi), (vii) or (viii) above which are directly or indirectly guaranteed by the Company or which it has agreed (contingently or otherwise) to purchase or otherwise acquire or in respect of which it has otherwise assured a credit against loss, (x) interest, principal, prepayment penalty, fees, or expenses, to the extent due and owing in respect of those items listed in clauses (i) through (ix) above, whether resulting from their payment or discharge or otherwise and (xi) any refinancings of any of the foregoing obligations.

Indemnitees.  “Indemnitees” means any Person entitled to indemnification pursuant to Section 10 of this Agreement.

Key Employee.  “Key Employee” means (i) any executive-level employee of the Company, including, without limitation, the Company Executives, and (ii) any employee who either alone or in concert with others develops, invents, programs or designs any Company Intellectual Property.

Legal Proceeding.  “Legal Proceeding” means any action, suit, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding), hearing, inquiry, audit, examination or investigation commenced, brought, conducted or heard by or before, or otherwise involving, any court or other Governmental Body or any arbitrator or arbitration panel.

Legal Requirement.  “Legal Requirement” means any federal, state, local, municipal, foreign or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body.

Letter of Transmittal.  “Letter of Transmittal” means a letter of transmittal to be executed and delivered by holders of shares of Company Capital Stock pursuant to the exchange procedures set forth in Section 1.7, in such form to be mutually agreed to by Parent and the Company prior to Closing; provided, that such letter of transmittal shall provide that (a) (1) forty percent (40%) of the shares of Parent Common Stock (other than the Escrow Shares) issued to or otherwise held by the holder (including shares of Parent Common Stock underlying any warrants held by such holder) and (2) all of the Escrow Shares being held in escrow for the benefit of the holder, but excluding any shares of Parent Common Stock issued to a holder pursuant to the Backstop Agreement (as the Backstop Agreement may be amended, supplemented or modified) and which shares of Parent Common Stock issued pursuant to the Backstop Agreement shall not be subject to any restriction described herein) (collectively, the “Subject Shares”) may not be sold, transferred or otherwise disposed of until the earlier to occur of (i) six (6) months from the Closing and, (ii) if prior to the end of such six-month period the last sales price of Parent Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 45 days after the Closing, the last day of such 30-trading day period, and (b) the remaining fifty percent (50%) of such Subject Shares may not be sold, transferred or otherwise disposed of until the earlier to occur of (i) the first anniversary of the Closing and, (ii) if prior to such first anniversary the last sales price of Parent Common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least six months after the Closing, the last day of such 30-trading day period; provided, that in each case, the foregoing restrictions will expire immediately prior to the consummation by Parent of a liquidation, merger, stock exchange or other similar transaction after the Closing that results in all of its stockholders having the right to exchange their shares of common stock for cash, securities or other property.

Material Adverse Effect. An event, violation, inaccuracy, circumstance or other matter will be deemed to have a “Material Adverse Effect” on the Company and its Subsidiaries, taken as a whole, if such violation or other matter (considered together with all other matters that would constitute exceptions to the Company’s representations and warranties set forth in the Agreement but for the presence of “Material Adverse Effect” or other materiality qualifications, or any similar qualifications, in such representations and warranties) would reasonably be expected to have a material adverse effect on the business, properties, condition (financial or otherwise), capitalization, results of operations, financial performance or prospects of the Company and its Subsidiaries, considered as a whole.

Maximum Redemption Amount.  “Maximum Redemption Amount” means 12,661,667 shares of Parent Common Stock; provided, that to the extent that, on or after the date hereof, (a) Parent enters into any agreement (other than the Backstop Agreement) with any Person, pursuant to which such Person (each, an “Additional Purchaser”) is obligated to purchase shares of Parent Common Stock (or any security convertible into or exchangeable for shares of Parent Common Stock) at a price per share greater than or equal to the Parent Share Price prior to the Effective Time, or (b) the Backstop Agreement is amended to provide for PAR’s purchase of more than 4.75 million shares of Parent Common Stock, then the Maximum Redemption Amount shall be increased share-for share by the number of additional shares of Parent Common Stock which such Additional Purchaser or PAR has agreed to purchase pursuant thereto.

Option Holder Letter of Transmittal.  “Option Holder Letter of Transmittal” means a letter of transmittal to be executed and delivered by holders of Company Options pursuant to the exchange procedures set forth in Section 1.7, in such form to be mutually agreed to by Parent and the Company prior to Closing; provided, that such letter of transmittal shall provide that (a) fifty percent (50%) of the Subject Shares may not be sold, transferred or otherwise disposed of until the earlier to occur of (i) six (6) months from the Closing and, (ii) if prior to the end of such six-month period the last sales price of Parent Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 45 days after the Closing, the last day of such 30-trading day period, and (b) the remaining fifty percent (50%) of such Subject Shares may not be sold, transferred or otherwise disposed of until the earlier to occur of (i) the first anniversary of the Closing and, (ii) if prior to such first anniversary the last sales price of Parent Common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least six months after the Closing, the last day of such 30-trading day period; provided, that in each case, the foregoing restrictions will expire on the date on which Parent completes a liquidation, merger, stock exchange or other similar transaction after the Closing that results in all of its stockholders having the right to exchange their shares of common stock for cash, securities or other property.

Parent 2012 Equity Incentive Plan.  “Parent 2012 Equity Incentive Plan” means the Parent 2012 Equity Incentive Plan in such form submitted by Parent to the vote of its stockholders in the definitive Proxy Statement.

Parent Common Stock.  “Parent Common Stock”means shares of Parent’s Common Stock, par value $0.0001 per share.

Parent Options.  “Parent Options” means options to acquire shares of Parent Common Stock under the Parent 2012 Equity Incentive Plan.

Parent Schedule of Exceptions.  “Parent Schedule of Exceptions” means the schedule (dated as of the date of this Agreement) delivered to the Company on behalf of Parent pursuant to Section 3 of this Agreement.

Parent Share Price.  “Parent Share Price” means $10.00.

Parent’s Sponsor.  “Parent’s Sponsor” means Global Eagle Acquisition LLC, a Delaware limited liability company.

Parent Stockholders.  “Parent Stockholders” means the holders of Parent Common Stock.

Parent Warrants.  “Parent Warrants” mean (a) warrants to purchase 18,992,500 shares of Parent Common Stock at an exercise price of $11.50 per share and (b) warrants to purchase 7,000,000 shares of Parent Common Stock at an exercise price of $11.50 per share.

Performance Warrant.  “Performance Warrant” means that certain warrant to purchase 101,260,000 shares of Company Common Stock to be issued by the Company to Hughes Network Systems, LLC, subject to the covenants set forth in Section 4.2, at a deemed price of $0.30 per share, the other material terms of which, including the vesting schedule thereof, are further described in Section A of the Schedule of Exceptions.

Person.  “Person” means any individual, Entity or Governmental Body.

Proprietary Asset.  “Proprietary Asset” means any: (a) patent, patent application, trademark (whether registered or unregistered), trademark application, trade name, fictitious business name, service mark (whether registered or unregistered), service mark application, copyright (whether registered or unregistered), copyright application, maskwork, application, trade secret, know-how, customer list, franchise, system, computer software, computer program, invention, design, blueprint, engineering drawing, proprietary product, technology, proprietary right or other intellectual property right or intangible asset; or (b) right to use or exploit any of the foregoing.

Representatives.  “Representatives” means officers, directors, employees, agents, attorneys, accountants, advisors and representatives.

Registration Rights Agreement.  “Registration Rights Agreement” means that certain Registration Rights Agreement, dated as of the Effective Date, by and among Parent, Parent’s Sponsor, PAR and the other parties thereto substantially in the form of Exhibit G hereto.

Required Votes.  “Required Votes” means the Required Company Vote and the Required Parent Vote.

Rolled Company Warrants.  “Rolled Company Warrants” means all Company Warrants other than (i) the Company Penny Warrants and (ii) the Performance Warrant.

Schedule of Exceptions.  “Schedule of Exceptions” means the schedule (dated as of the date of this Agreement) delivered to Parent on behalf of the Company pursuant to Section 2 of the Agreement.

SEC.  “SEC” means the United States Securities and Exchange Commission.

Securities Act.  “Securities Act” means the Securities Act of 1933, as amended.

Share Exchange Ratio.  “Share Exchange Ratio” means, the quotient obtained by dividing (a) the Closing Total Merger Shares by (b) the Aggregate Share Number.

Subsidiary.  “Subsidiary” means any Entity of which the Company directly or indirectly owns 50% or more of the equity or that the Company otherwise directly or indirectly controls.

Tax.  “Tax” means any tax (including any income tax, franchise tax, capital gains tax, gross receipts tax, value-added tax, surtax, excise tax, ad valorem tax, transfer tax, stamp tax, sales tax, use tax, property tax, business tax, withholding tax or payroll tax), levy, assessment, tariff, duty (including any customs duty), deficiency or fee, and any related charge or amount (including any fine, penalty or interest), imposed, assessed or collected by or under the authority of any Governmental Body.

Tax Return.  “Tax Return” means any return (including any information return), report, statement, declaration, estimate, schedule, notice, notification, form, election, certificate or other document or information filed with or submitted to, or required to be filed with or submitted to, any Governmental Body in connection with the determination, assessment, collection or payment of any Tax or in connection with the administration, implementation or enforcement of or compliance with any Legal Requirement relating to any Tax.

Termination Payment.  “Termination Payment” means a fee of $25 million, plus the reimbursement of all fees and expenses incurred by the Person seeking the Termination Payment in connection with the transactions contemplated by this Agreement through the date of termination of this Agreement pursuant to Section 9.1(g) or 9.1(h), with such total payment, including fees and expenses, not to exceed $27.5 million.

Theoretical Company Common Share Price.  “Theoretical Company Common Share Price” means the quotient of (a) the sum of (i) the Estimated Net Merger Consideration and (ii) the aggregate exercise price for all Company Options, divided by (b) the sum of (i) the total number of shares of Company Common Stock that are issued and outstanding, (ii) the total number of shares of Company Common Stock issuable upon conversion or redemption of all issued and outstanding shares of Company Preferred Stock pursuant to the terms of the Restated Certificate (including accrued dividends thereon), (iii) the maximum number of shares of Company Common Stock that are issuable upon the full exercise of all Company Options, and (iv) the maximum number of shares of Company Common Stock that are issuable upon the full exercise of all Included Company Warrants.

Total Merger Shares.  “Total Merger Shares” means the Closing Total Merger Shares, as adjusted per Section 1.14(b).

Transaction Agreements.  “Transaction Agreements” mean the Voting Agreement, the Escrow Agreement and all other documents, certificates or other instruments entered into or delivered in connection with the transactions contemplated hereby or thereby.

2011 Equity Incentive Plan.  “2011 Equity Incentive Plan” means the Company’s Amended and Restated 2011 Equity Incentive Plan.

For purposes of convenience, the capitalized terms listed below are defined herein in the following Sections:

Capitalized Term	Where Defined
Accountant	1.14(b)(iii)
Additional Parent Filings	4.9
Adjustment Calculation Time	1.14(a)
Aggregate Overall Cap	10.2(d)
Appraisal Shares	1.8(c)
Balance Sheet Date	2.11(a)
Board	1.4(c)
Cap	10.2(c)(i)
Certificate of Merger	1.3
Charter Documents	2.3
Claims	11.19
Closing	1.3
Closing Balance Sheet	1.14(b)(i)
Closing Date	1.3
Closing Statement	1.14(b)(i)
COBRA	2.15(a)
Company	Preamble
Company Equityholders	11.19
Company Indemnified Party	10.2(b)
Company Option Settlement Shares	1.9(a)(i)
Company Plan	2.15(a)
Company Stockholder Approval	2.24
Company System	2.17
Company Warrants	2.4(d)
Delivery Date	1.14(b)(ii)
Determination Date	1.14(b)(iii)
DGCL	Recitals
Employment Agreements	7.6(i)
ERISA Affiliate	2.15(b)
Escrow Shares	1.7(b)
Estimated Closing Balance Sheet	1.14(a)
Estimated Closing Date Working Capital	1.14(a)
Estimated Indebtedness	1.14(a)
Estimated Working Capital Shortfall	1.14(a)
Estimated Working Capital Surplus	1.14(a)
Exchange Agent	1.7(a)

Capitalized Term	Where Defined
Execution Date	Preamble
Expiration Date	10.1(a)
Final Indebtedness	1.14(b)(i)
Final Working Capital	1.14(b)(i)
Final Working Capital Shortfall	1.14(b)(i)
Final Working Capital Surplus	1.14(b)(i)
Financial Statements	2.11(a)
GAAP	2.11(a)
Implied Merger Consideration Per Company Common Share	1.5(d)
Indemnified Party	10.5(a)
Indemnifying Party	10.5(a)
Leased Real Property	2.25
Letter of Transmittal	1.7(b)
Material Contract	2.19(b)
Merger	1.1
Merger Stockholder	1.7(b)
Merger Sub	Preamble
Multiemployer Plan	2.15(b)
Non-Accredited Company Stockholder	1.5(e)
Objection Notice	1.14(b)(iii)
Outside Date	9.1(b)
PAR	Preamble
Parent	Preamble
Parent Indemnified Party	10.2(a)
Parent Record Date	5.1
Parent SEC Documents	3.7
Parent Stockholder Meeting	5.1
Parent Voting Matters	5.1
PCBs	2.20
Post-Closing Additional Shares	1.14(b)(iv)
Post-Closing Matters	1.15
Post-Closing Reduction in Shares	1.14(b)(iv)
Pre-Closing Period	4.1
Proxy Statement	5.1
Related Party	2.16(b)
Released Parties	11.19
Releasing Parties	11.19
Repurchased Shares	1.10
Required Parent Vote	3.10
Restated Certificate	1.5(d)
Spreadsheet	1.5(d)
Substitute Cash Amount	1.5(e)
Surviving Corporation	1.1
Third Party Claim	10.5(a)
Threshold Amount	10.2(c)(ii)
Trust Account	3.11
Trust Agreement	3.11
Trustee	3.11

Annex B

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (“Agreement”) dated as of November 8, 2012 is by and between PAR Investment Partners L.P., a Delaware limited partnership (“PAR”) and Global Eagle Acquisition Corp., a Delaware corporation (“GE”).

WHEREAS, PAR owns 20,464,581 shares of the common stock, consisting of 15,209,411 listed shares (ISIN DE0001262186/WKN 12628) and 5,255,170 not-listed shares (ISIN DE000A1PHBP5/WKN A1PHBP), (the “Common Stock”) of Advanced Inflight Alliance AG, a German corporation (the “Company”); and

WHEREAS, GE desires to purchase from PAR and PAR desires to sell to GE the 20,464,581 shares of Common Stock of the Company held by PAR (the “Shares”), upon the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.  PURCHASE AND SALE OF SHARES.  Subject to the terms and conditions hereof and in reliance on the representations, warranties and covenants contained herein and in the Execution Date AIA Certificate, GE will purchase from PAR, and PAR will sell, transfer and convey to GE, the Shares (inclusive of all membership and ancillary rights arising out of, or relating to, the Shares, including, without limitation, any dividend rights and any rights to any undistributed profits of the Company for the past financial year, as well as to all distributable profits of the Company relating to the Shares for the current financial year) for a purchase price equal to the Share Consideration (as defined below). As used herein, the term “Share Consideration” means that number of fully paid and non-assessable shares (the “GE Shares”) of non-voting common stock of GE, par value $0.0001 per share as is equal to the quotient obtained by dividing (i) the AIA Value (as defined below) by (ii) US$10.00. As used herein, the term “AIA Value” means US$143,682,330.

2.  CLOSING.  The closing of the purchase and sale of the Shares (the “Closing”) shall take place at the offices of McDermott Will & Emery LLP, located at 340 Madison Avenue, New York, NY 10173, as soon as practicable after the satisfaction or waiver of all of the conditions set forth in Section 2.1, Section 2.2 and Section 2.3. At the Closing, upon the terms and subject to the conditions of this Agreement, (i) PAR shall irrevocably instruct its depositary bank pursuant to a letter in the form attached hereto as Exhibit A to transfer the Shares, free from any and all claims for payment of outstanding contributions thereon and free and clear of any and all Liens by transfer of book-entry to a securities account designated by GE for such purposes and (ii) GE shall deliver to PAR the GE Shares by book entry.

2.1  General Conditions.  The respective obligations of each party to consummate the transactions contemplated by this Agreement are subject to the satisfaction, at or prior to the Closing, of each of the following conditions:

(i)  The transactions contemplated by (A) that certain Agreement and Plan of Merger and Reorganization, dated as of the date hereof, by and among GE, EAGL Merger Sub Corp., a Delaware corporation and wholly-owned subsidiary of the Company, Row 44, Inc., a Delaware Corporation, and PAR (the “Merger Agreement”), and (B) that certain Common Stock Purchase Agreement, dated as of September 5, 2012, between GE and PAR, shall have been consummated.

(ii)  No Governmental Body or other Person shall have commenced or threatened to commence any Legal Proceeding (a) challenging or seeking the recovery of a material amount of damages in connection with the transactions contemplated by this Agreement, (b) seeking to prohibit or limit the exercise by PAR of any material right pertaining to its ownership of the GE Shares, or (c) seeking to prohibit or limit the exercise by GE of any material right pertaining to its ownership of the Shares.

(iii)  GE shall have obtained (a) the Required GE Vote (as hereinafter defined) and (b) the affirmative vote of holders of GE Common Stock with respect to the approval of the amendment and restatement of GE’s certificate of incorporation as further described in the Proxy Statement.

2.2  Conditions to Obligations of PAR.  The obligations of PAR to consummate the transactions contemplated by this Agreement are subject to the satisfaction, at or prior to the Closing, of each of the following conditions, any of which may be waived in writing by PAR in its sole discretion:

(i)  All of GE’s representations and warranties contained in Section 4 of this Agreement shall have been true and correct as of the date hereof and shall be true and correct as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date (other than any such representation or warranty that is made by its terms as of a specified date, which shall be true and correct as of such specified date).

(ii)  GE shall have performed or complied in all material respects with all agreements or covenants required by this Agreement to be performed or complied with on or prior to the Closing Date.

(iii)  There shall not have occurred any GE Material Adverse Effect, and no event shall have occurred or circumstance shall exist that, in combination with any other events or circumstances, would reasonably be expected to have a GE Material Adverse Effect.

(iv)  PAR shall have received the GE Shares, free and clear of any and all Liens.

(v)  PAR shall have received a registration rights agreement in substantially the form attached hereto as Exhibit B (the “Registration Rights Agreement”) executed by GE.

(vi)  PAR shall have received a certificate executed by an officer of GE containing the representation of such officer that the conditions set forth in Section 2.2(i) and (ii) have been duly satisfied.

(vii)  PAR shall have received a certificate of the Secretary of GE, certifying to (A) the incumbency and specimen signature of each officer of GE executing this Agreement and any other document executed on behalf of GE, (B) the organizational documents of GE and (C) the resolutions of the Board of Directors of GE approving and adopting this Agreement and the transactions contemplated hereby, which shall not have been modified, revoked or rescinded as of the Closing.

2.3  Conditions to Obligations of GE.  The obligations of GE to consummate the transactions contemplated by this Agreement are subject to the satisfaction, at or prior to the Closing, of each of the following conditions, any of which may be waived in writing by GE in its sole discretion:

(i)  All of PAR’s representations and warranties contained in Section 3 of this Agreement that contain “Material Adverse Effect” or other “materiality” or similar qualifiers shall have been true and correct as of the date hereof and shall be true and correct as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date (other than any such representation or warranty that is made by its terms as of a specified date, which shall be true and correct as of such specified date).

(ii)  All of PAR’s representations and warranties contained in Section 3 of this Agreement that do not contain “Material Adverse Effect” or other “materiality” or similar qualifiers shall have been true and correct in all material respects as of the date hereof and shall be true and correct in all material respects as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date (other than any such representation or warranty that is made by its terms as of a specified date, which shall be true and correct as of such specified date).

(iii)  PAR shall have performed or complied in all material respects with all agreements or covenants required by this Agreement to be performed or complied with on or prior to the Closing Date.

(iv)  There shall not have occurred any Company Material Adverse Effect, and no event shall have occurred or circumstance shall exist that, in combination with any other events or circumstances, would reasonably be expected to have a Company Material Adverse Effect.

(v)  GE shall have received the Shares, free and clear of any and all Liens.

(vi)  GE shall have received the Registration Rights Agreement executed by PAR.

(vii)  All Consents required to be obtained from or made with any Governmental Body shall have been obtained and shall be in full force and effect.

(viii)  All material third party Consents (other than with respect to any Governmental Authorizations which are governed by Section 2.3(vii) above) required to be obtained in connection with the transactions contemplated by this Agreement shall have been obtained by the Company and shall be in full force and effect.

(ix)  GE shall have received a certificate executed by an executive officer of PAR containing the representation of such executive officer on behalf of PAR that the conditions set forth in Section 2.3(i), (ii) and (iii) have been duly satisfied.

(x)  GE shall have received a certificate of an executive officer of PAR, certifying to (A) the incumbency and specimen signature of each officer of PAR executing this Agreement and any other document executed on behalf of PAR and (B) the resolutions of PAR’s general partner approving and adopting this Agreement and the transactions contemplated hereby, which shall not have been modified, revoked or rescinded as of the Closing.

(xi)  GE shall have received the Closing Date AIA Certificate, executed by the Company.

3.  REPRESENTATIONS AND WARRANTIES OF PAR.  PAR represents and warrants to GE as follows as of the date hereof:

3.1  PAR Existence; Authority; Binding Effect.  PAR is a limited partnership validly existing under the laws of the state of its organization. PAR has the requisite power and authority to enter into and perform this Agreement and the transactions contemplated hereby. The execution, delivery and performance by PAR of this Agreement and the transactions contemplated hereby have been duly authorized by all necessary action by PAR. This Agreement has been duly and validly executed and delivered by PAR and constitutes the legally valid and binding obligation of PAR, enforceable against PAR in accordance with the terms hereof, except (a) as may be limited by applicable bankruptcy, insolvency, reorganization, or others laws of general application relating to or affecting the enforcement of creditors’ rights generally and (b) as may be limited by the effect of rules of law governing the availability of equitable remedies.

3.2  PAR No Conflicts.  The execution, delivery and performance by PAR of this Agreement does not and will not (i) conflict with or violate the certificate of limited partnership or partnership agreement of PAR, (ii) conflict with or constitute a violation of any provision of any law, rule, regulation, order, writ, judgment, injunction, decree or award that currently is in effect and applicable to PAR, or (iii) violate, result in a breach of or constitute grounds for termination of any agreement to which PAR is a party.

3.3  Ownership of Shares.  PAR holds the Shares free and clear of any and all Liens and it is entitled to pass full legal and beneficial ownership of the Shares as provided in this Agreement.

3.4  PAR Proceedings; Orders.  There is no pending proceeding against or involving PAR, and, to the knowledge of PAR, no third party has threatened to commence any proceeding against or involving PAR (a) that relates to the Shares; (b) that relates to PAR in its capacity as a shareholder of the Company; or (c) that challenges, or that may have the effect of preventing, delaying, making illegal or otherwise interfering with, the transactions contemplated by this Agreement.

3.5  Consents.  All consents, approvals, authorizations and orders required for the execution and delivery and performance by PAR of this Agreement have been obtained and are in full force and effect.

3.6  Investment, Experience, Accredited Investor.

(i)  PAR is acquiring the GE Shares for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof.

(ii)  PAR understands that the acquisition of the GE Shares involves substantial risk. PAR has experience as an investor in securities of companies and acknowledges that it is able to fend for itself, can bear the economic risk of its investment in the GE Shares, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of this investment in the GE Shares and protecting its own interests in connection with this investment.

(iii)  PAR is an “accredited investor” within the meaning of Regulation D promulgated under the Securities Act.

3.7  PAR Brokers or Finders.  Except as set forth on Schedule 3.7, no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of PAR.

3.8  PAR No Discussions.  Other than discussions and negotiations relating to the transactions contemplated by this Agreement, including with GE, PAR is not presently in discussion with any other Person in connection with an Acquisition Transaction.

3.9  No Additional Representations.  Except as otherwise expressly set forth in this Section 3, PAR expressly disclaims any representations or warranties of any kind or nature, express or implied, including any representations and warranties as to the Company (including, without limitation, any representations and warranties contained in the Execution Date AIA Certificate or Closing Date AIA Certificate), its business or assets or the transactions contemplated by this Agreement.

4.  REPRESENTATIONS AND WARRANTIES OF GE.  GE hereby represents and warrants to PAR as follows as of the date hereof:

4.1  Existence; Authority; Binding Effect.  GE is a corporation validly existing under the laws of the State of Delaware. GE has the requisite corporate power and authority to enter into and perform this Agreement. The execution, delivery and performance by GE of this Agreement (including, without limitation, the issuance of the GE Shares in accordance with this Agreement) have been duly authorized by all necessary action by GE. This Agreement has been duly and validly executed and delivered by GE and constitutes the legally valid and binding obligation of GE, enforceable against GE in accordance with the terms hereof, except (a) as may be limited by applicable bankruptcy, insolvency, reorganization, or others laws of general application relating to or affecting the enforcement of creditors’ rights generally and (b) as may be limited by the effect of rules of law governing the availability of equitable remedies.

4.2  No Conflicts.  The execution, delivery and performance by GE of this Agreement (including, without limitation, the issuance of the GE Shares in accordance with this Agreement) do not and will not (i) conflict with or violate the certificate of incorporation or bylaws of GE, (ii) conflict with or constitute a violation of any provision of any law, rule, regulation, order, writ, judgment, injunction, decree or award that currently is in effect and applicable to GE, or (iii) violate, result in a breach of or constitute grounds for termination of any agreement to which GE is a party.

4.3  Proceedings; Orders.  There is no pending proceeding against or involving GE, and, to the knowledge of GE, no third party has threatened to commence any proceeding against or involving GE that challenges, or that may have the effect of preventing, delaying, making illegal or otherwise interfering with, the transactions contemplated by this Agreement.

4.4  Consents.  Other than the Required GE Vote (and the affirmative vote of holders of GE Common Stock with respect to any other proposal submitted to the holders of GE Common Stock concurrently with the matters underlying the Required GE Vote), all consents, approvals, authorizations, filings and orders required for the execution and delivery and performance by GE of this Agreement (including, without limitation, the issuance of the GE Shares in accordance with this Agreement) have been obtained and are in full force and effect.

4.5  Capitalization.  As of the date hereof, the authorized and outstanding capital of GE consists of:

(i)  400,000,000 shares of GE Common Stock, of which 23,161,585 shares are issued and outstanding. All of the outstanding shares of GE Common Stock have been duly authorized, are fully paid and nonassessable and were issued in compliance with all applicable federal and state securities laws;

(ii)  1,000,000 shares of preferred stock, par value $0.0001 per share, none of which is issued and outstanding; and

(iii)  GE Warrants to purchase an aggregate of 25,992,500 shares of GE Common Stock. All of the GE Warrants have been duly authorized, are fully paid and nonassessable and were issued in compliance with all applicable federal and state securities laws.

4.6  SEC Filings; Financial Statements.  GE has filed with the SEC and has heretofore made available to PAR true and complete copies of all forms, reports, schedules, statements and other documents required to be filed by it under the Exchange Act (collectively, the “GE SEC Documents”). As of their respective dates or, if amended, as of the date of the last such amendment, the GE SEC Documents, including, without limitation, any financial statements or schedules included therein, complied in all material respects with the applicable requirements of the Securities Act and the Exchange Act, and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Each of the balance sheets (including the related notes) included in the GE SEC Documents fairly presented in all material respects the financial position of GE as of the respective dates thereof, and the other related financial statements (including the related notes) included therein fairly presented in all material respects the results of operations and cash flows of GE for the respective periods or as of the respective dates set forth therein. Each of the balance sheets and statements of operations and cash flows (including the related notes) included in the GE SEC Documents has been prepared in all material respects in accordance with generally accepted accounting principles, except as otherwise noted therein and subject, in the case of unaudited interim financial statements, to normal year-end adjustments.

4.7  GE Brokers or Finders.  Except as set forth on Schedule 4.7 hereto, no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of GE.

4.8  Shareholder Vote.  The affirmative vote of the holders of a majority of the shares of GE Common Stock voted at the special meeting of GE stockholders is required to approve the issuance of the GE Shares (the “Required GE Vote”). Other than the Required GE Vote (and the affirmative vote of holders of GE Common Stock with respect to any other proposal submitted to the holders of GE Common Stock concurrently with the matters underlying the Required GE Vote), there are no other votes of the holders of GE Common Stock or any other class or series of the capital stock of GE necessary with respect to the consummation of the transactions contemplated by this Agreement.

4.9  Valid Issuance.  All GE Shares issued in connection with this Agreement (i) will, when issued in accordance with the provisions of this Agreement, be validly issued, fully paid and nonassessable, (ii) are being issued in compliance with all applicable federal and state securities laws, (iii) are not being issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities of GE, and (iv) will be freely tradable by the holder thereof, free and clear of any and all Liens, other than pursuant to Section 5.11 and applicable securities laws.

4.10  Investment; Experience; Accredited Investor.

(i)  GE is acquiring the Shares for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof.

(ii)  GE understands that the acquisition of the Shares involves substantial risk. GE has experience as an investor in securities of companies and acknowledges that it is able to fend for itself, can bear the economic risk of its investment in the Shares, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of this investment in the Shares and protecting its own interests in connection with this investment.

(iii)  GE is an “accredited investor” within the meaning of Regulation D promulgated under the Securities Act.

5.  ADDITIONAL AGREEMENTS.

5.1  Consents; Approvals.  Each of the parties shall use its commercially reasonable efforts to take, or cause to be taken, all appropriate actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Law or otherwise to consummate and make effective the transactions contemplated by this Agreement as promptly as practicable, including to obtain all consents, approvals, authorizations, qualifications and orders as are necessary for the consummation of the transactions contemplated by this Agreement.

5.2  Public Announcements.  From and after the date of this Agreement, neither PAR nor GE shall, except to the extent required under applicable Laws or stock exchange listing requirements, (i) issue any press release regarding this Agreement or any of the transactions contemplated by this Agreement or (ii) make any public statement regarding this Agreement or any of the transactions contemplated by this Agreement, in each case without the other’s prior written consent. PAR shall use commercially reasonable efforts to cause the Company to not (i) except to the extent required under applicable Laws or stock exchange listing requirements, (A) issue any press release regarding this Agreement or any of the transactions contemplated by this Agreement or (B) make any public statement regarding this Agreement or any of the transactions contemplated by this Agreement, in each case without GE’s prior written consent or (ii) provide any written materials to its employees generally (or to any subset thereof), or to its customers or partners generally (or to any subset thereof), regarding this Agreement or any of the transactions contemplated by this Agreement without GE’s prior written consent.

5.3  Cooperation.  Each of PAR and GE will use its reasonable best efforts to take all actions and to do all things necessary, proper, or advisable in order to consummate and make effective the transactions contemplated by this Agreement.

5.4  Updates to Proxy Statement.  If at any time prior to the Closing, PAR obtains actual knowledge of any information relating to the Company or its Subsidiaries, or any of their respective subsidiaries, affiliates, officers or directors, that would be required to be set forth in an amendment or supplement to the Proxy Statement so that none of the information in the Proxy Statement (and any amendment or supplement thereto), at the date of mailing and at the time of the special meeting of GE stockholders, will contain any statement which is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading, PAR shall promptly notify GE and an appropriate amendment or supplement describing such information shall be promptly filed with the SEC and, to the extent required by law, disseminated to the stockholders of GE; provided, however, that no information received by GE pursuant to this Section 5.4 shall operate as a waiver or otherwise affect any representation, warranty or agreement given or made by PAR, and no such information shall be deemed to change, supplement or amend any schedules to this Agreement.

5.5  Mutual Recognition.  Unless otherwise agreed, PAR shall avoid any measures that could lead to an obligation for GE to make an additional payment in accordance with section 31 (5) of the German Acquisition and Takeover Act, and GE shall, until the expiry of September 1, 2013, avoid any measures that could lead to an obligation for PAR to make an additional payment in accordance with section 31 (5) of the German Acquisition and Takeover Act. PAR and GE further agree (i) not to implement any measures which might lead to an obligation for PAR to make a mandatory offer under section 35 (2) of the German Acquisition and Takeover Act and (ii) to avoid acting in concert with respect to the Company.

5.6  Company Operations.  Without the prior written consent of GE, from the date hereof through and including the Closing Date, PAR shall, to the extent permitted under German Law, use commercially reasonable efforts to cause the Company and its Subsidiaries to:

(i)  conduct its business and operations in the ordinary course and in substantially the same manner as such business and operations have been conducted prior to the date of this Agreement;

(ii)  use reasonable efforts to preserve intact its current business organization, keep available the services of its current officers and employees and maintain its relations and good will with all suppliers, customers, landlords, creditors, employees and other Persons having business relationships with it;

(iii)  keep in full force all insurance policies;

(iv)  not make any binding material proposal or enter into, amend or terminate any material contract of the Company and its Subsidiaries (including, without limitation, any lease of real property);

(v)  not declare, accrue, set aside or pay any dividend or make any other distribution in respect of any shares of Common Stock, and not repurchase, redeem or otherwise reacquire any shares of Common Stock or other securities;

(vi)  not sell, issue or authorize the issuance of (i) any capital stock or other security (except upon the valid exercise of options outstanding as of the date of this Agreement), (ii) any option or right to acquire any capital stock or other security, or (iii) any instrument convertible into or exchangeable for any capital stock or other security;

(vii)  not amend or waive any of its rights under (i) any provision of any agreement evidencing any outstanding option or right to purchase equity securities of the Company, or (ii) any provision or any restricted stock purchase agreement;

(viii)  not amend or permit the adoption of any amendment to any of its respective organizational documents;

(ix)  not form any subsidiary or acquire any equity interest or other interest in any other Entity;

(x)  not (i) enter into, or permit any of the assets owned or used by it to become bound by, any Contract requiring the Consent of any other party to such Contract in connection with the transactions contemplated by this Agreement, (ii) enter into, or permit any of the assets owned or used by it to become bound by, any Contract that is or would constitute a material contract of the Company and its Subsidiaries, or (iii) amend or prematurely terminate, or waive any material right or remedy under, any material contract of the Company and its Subsidiaries;

(xi)  not (i) lend money to any Person (except that the Company may make routine travel advances to employees in the ordinary course of business) or (ii) incur or guarantee any indebtedness for borrowed money;

(xii)  not (i) establish, adopt or amend any employee benefit plan, (ii) pay any bonus or make any profit-sharing payment, cash incentive payment or similar payment to, or increase the amount of the wages, salary, commissions, fringe benefits or other compensation or remuneration payable to, any of its directors, officers or employees, or (iii) hire any new employee, consultant or independent contractor;

(xiii)  not change any of its methods of accounting or accounting practices in any material respect;

(xiv)  not make any material Tax election;

(xv)  not commence or settle any Legal Proceeding;

(xvi)  not take any other action, or enter into any transaction of the sort, set forth in Section A-15 of Annex A attached hereto; and

(xvii)  not agree or commit to take any of the actions described above.

5.7  No Negotiations.  From the date hereof through and including the Closing Date, none of the Company, PAR nor any of their respective representatives shall, directly or indirectly (a) solicit or encourage the initiation of any inquiry, proposal or offer from any Person (other than GE) relating to a possible Acquisition Transaction; (b) participate in any discussions or negotiations or enter into any agreement with, or provide any information to, any Person (other than GE) relating to or in connection with a possible Acquisition Transaction; or (c) consider, entertain or accept any proposal or offer from any Person (other than GE) relating to a possible Acquisition Transaction. PAR shall promptly notify GE in writing of any inquiry, proposal or offer relating to a possible Acquisition Transaction that is received by the Company (and provided to PAR), PAR or any representative thereof from the date hereof through and including the Closing Date.

5.8  Restrictions on Sales.  Other than as contemplated by this Agreement, from the date hereof through the earlier of (i) the Closing Date and (ii) the termination of this Agreement pursuant to Section 6, PAR agrees not to sell, assign, transfer, convey, hypothecate or dispose of any of the Shares.

5.9  Trust Account Waiver.  PAR acknowledges and agrees that GE is a blank check company and that GE’s sole assets consist of the cash proceeds of GE’s initial public offering and private placements of its securities, and that substantially all of these proceeds have been deposited in a trust account (the “Trust Account”) for the benefit of its public shareholders. For and in consideration of GE entering into this Agreement, the receipt and sufficiency of which are hereby acknowledged, PAR, on behalf of itself and any of its respective managers, directors, officers, affiliates, members, stockholders, trustees, hereby irrevocably waives any right, title, interest or claim of any kind it has or may have in the future in or to any monies in the Trust Account, and agrees not to seek recourse against the Trust Account or any funds distributed therefrom as a result of, or arising out of, any such claims against GE arising under this Agreement.

5.10  Listing.  GE will use reasonable best efforts to cause the GE Shares to be listed on the NASDAQ Capital Market as of the Closing. If the GE Shares are not listed on the NASDAQ Capital Market as of the Closing, GE will continue to use reasonable best efforts to cause such shares to be so listed.

5.11  Lock Up.  PAR agrees that (a) fifty percent (50%) of the GE Shares may not be sold, transferred or otherwise disposed of until the earlier to occur of (1) six (6) months from the Closing and, (2) if prior to the end of such six-month period the last sales price of GE Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 45 days after the Closing, the last day of such 30-trading day period, and (b) the remaining fifty percent (50%) of the GE Shares may not be sold, transferred or otherwise disposed of until the earlier to occur of (1) the first anniversary of the Closing and, (2) if prior to such first anniversary the last sales price of GE Common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least six months after the Closing, the last day of such 30-trading day period; provided that in each case, the foregoing restrictions will expire immediately prior to the consummation by GE of any liquidation, merger, stock exchange or other similar transaction after the Closing that results in all of its stockholders having the right to exchange their shares of common stock for cash, securities or other property or that results in the stockholders of GE immediately prior to consummation of such transaction holding less than a majority of the outstanding shares immediately following consummation of such transaction.

6.  TERMINATION

6.1  Termination.  This Agreement may be terminated at any time prior to the Closing:

(i)  by mutual written consent of PAR and GE;

(ii)  (A) by PAR if any of GE’s representations and warranties contained in Section 4 of this Agreement shall have been inaccurate in any material respect as of the date of this Agreement or shall have become inaccurate in any material respect as of any subsequent date (as if made on such subsequent date), or if any of GE’s covenants contained in this Agreement shall have been breached in any material respect; provided, however, that PAR may not terminate this Agreement under this Section 6.1(ii) on account of an inaccuracy in GE’s representations and warranties or on account of a breach of a covenant by GE unless such inaccuracy or breach (if curable) is not cured by GE within ten (10) calendar days after receiving written notice from PAR of such inaccuracy or breach or (B) by GE if any of PAR’s representations and warranties contained in Section 3 of this Agreement shall have been inaccurate in any material respect as of the date of this Agreement or shall have become inaccurate in any material respect as of any subsequent date (as if made on such subsequent date), or if any of PAR’s covenants contained in this Agreement shall have been breached in any material respect; provided, however, that GE may not terminate this Agreement under this Section 6.1(ii) on account of an inaccuracy in PAR’s representations and warranties or on account of a breach of a covenant by PAR unless such inaccuracy or breach (if curable) is not cured by PAR within ten (10) calendar days after receiving written notice from GE of such inaccuracy or breach;

(iii)  by either PAR or GE if the transactions contemplated by this Agreement shall not have been consummated by February 18, 2013 (unless the failure to consummate the transactions contemplated by this Agreement is attributable to a failure on the part of the party seeking to terminate this Agreement to perform any material obligation required to be performed by such party at or prior to such date);

(iv)  by either PAR or GE if a court of competent jurisdiction or other Governmental Body shall have issued a final and nonappealable order, decree or ruling, or shall have taken any other action, having the effect of permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement;

(v)  automatically upon the termination of the Merger Agreement; or

(vi)  automatically if the transactions contemplated by this Agreement shall not have been consummated by December 31, 2013 as a result of GE’s failure to obtain the Required GE Vote.

The party seeking to terminate this Agreement pursuant to this Section 6.1 (other than Section 6.1(i)) shall give prompt written notice of such termination to the other party.

6.2  Effect of Termination.  In the event of the termination of this Agreement pursuant to Section 6.1, this Agreement shall forthwith become null and void and have no effect, without any liability on the part of PAR or GE and their respective directors, officers, employees, partners or stockholders and all rights and obligations of any party hereto shall cease, except for the agreements contained in Section 8.

7.  INDEMNIFICATION

7.1  Indemnification.

(i)  From and after the Closing Date, PAR shall hold harmless and indemnify each of GE and its Affiliates, and each of their respective officers, directors, employees, agents and representatives (each, a “GE Indemnified Party,” and, collectively, the “GE Indemnified Parties”) from and against, and shall compensate and reimburse each of the GE Indemnified Parties for, any Damages that are directly or indirectly suffered or incurred by any of the GE Indemnified Parties or to which any of the GE Indemnified Parties may otherwise become subject (regardless of whether or not such Damages relate to any third-party claim) that arise from or as a result of, or are directly or indirectly connected with: (i) any inaccuracy in or breach of any of the representation or warranties made by PAR contained in Section 3 of this Agreement, (ii) any breach of any covenant or obligation of PAR set forth in this Agreement, (iii) any intentional misrepresentation or fraud and (iv) any obligations associated with or arising from, whether directly or indirectly, the tender offer conducted by PAR with respect to the shares of common stock of the Company which commenced on July 11, 2012. For the avoidance of doubt, neither PAR nor any of its Affiliates, officers, directors, employees, agents or representatives shall have any liability or indemnification obligation with respect to any representations and warranties made to GE by the Company, including without limitation, the representations and warranties set forth in the Execution Date AIA Certificate or Closing Date AIA Certificate.

(ii)  From and after the Closing Date, GE shall hold harmless and indemnify PAR and its Affiliates, and each of their respective officers, directors, employees, agents and representatives (each, a “PAR Indemnified Party,” and, collectively, the “PAR Indemnified Parties”), from and against all Damages that are directly suffered or incurred by any of the PAR Indemnified Parties or to which any of the PAR Indemnified Parties may otherwise be subject (regardless of whether or not such Damages relate to any third-party claim) that arise from or as a result of, or are directly or indirectly connected with: (i) any inaccuracy in or breach of any representation or warranty made by GE contained in Section 4 of this Agreement, (ii) any breach of any covenant or obligation of GE contained in this Agreement and (iii) any intentional misrepresentation or fraud.

7.2  Survival of Representations and Warranties.  Other than the representations and warranties contained in Sections 3.1, 3.2, 3.3, 3.4, 3.5, 3.6, 3.7, 4.1, 4.2, 4.3, 4.5, 4.7 and 4.9, each of which shall survive indefinitely, the representations and warranties of PAR and GE contained in this Agreement shall expire eighteen (18) months following the Closing Date.

7.3  Exclusivity of Indemnification Remedies.  With the exception of claims based upon intentional misrepresentation or fraud, the right of any GE Indemnified Party to assert claims for indemnification and to receive indemnification pursuant to Section 7 shall, after the Closing, be such Person’s sole and exclusive remedy for monetary Damages with respect to any breach of the representations, warranties and covenants contained in this Agreement. The exercise by any Person of any of its rights under Section 7 shall not be deemed to be an election of remedies and shall not be deemed to prejudice, or to constitute or operate as a waiver of, any injunctive or other equitable right, remedy or relief that such Person may be entitled to exercise.

7.4  Defense of Third Party Claims.

(i)  In order for an Indemnified Party to be entitled to any indemnification provided for under this Agreement in respect of, arising out of or involving any Damages or demand made by any person against the Indemnified Party (a “Third Party Claim”), such Indemnified Party shall deliver notice thereof to PAR, or to GE, as applicable (the “Indemnifying Party”); provided, that no delay or failure on the part of an Indemnified Party in notifying PAR or GE, as the case may be, shall relieve an Indemnifying Party from its obligations hereunder unless the Indemnifying Party is thereby materially prejudiced (and then solely to the extent of such prejudice).

(ii)  The Indemnifying Party shall have the right, upon written notice to the Indemnified Party within fifteen (15) days of receipt of notice from the Indemnified Party of the commencement of such Third Party Claim, to assume the defense thereof at the expense of the Indemnifying Party with counsel selected by the Indemnifying Party and reasonably satisfactory to the Indemnified Party. If the Indemnifying Party does not expressly elect to assume the defense of such Third Party Claim within the time period set forth in this Section 7.4, the Indemnified Party shall have the sole right to assume the defense of and to settle such Third Party Claim. If the Indemnifying Party assumes the defense of any Third Party Claim, the Indemnified Party shall, at the Indemnifying Party’s expense, cooperate with the Indemnifying Party in such defense and make available to the Indemnifying Party all witnesses, pertinent records, materials and information in the Indemnified Party’s possession or under the Indemnified Party’s control relating thereto as is reasonably required by the Indemnifying Party. If the Indemnifying Party assumes the defense of any Third Party Claim, the Indemnifying Party shall not, without the prior written consent of the Indemnified Party (not to be unreasonably withheld, conditioned or delayed), enter into any settlement or compromise or consent to the entry of any judgment with respect to such Third Party Claim if such settlement, compromise or judgment (i) involves a finding or admission of wrongdoing, (ii) does not include an unconditional written release by the claimant or plaintiff of the Indemnified Party from all liability in respect of such Third Party Claim or (iii) imposes equitable remedies or any obligation on the Indemnified Party other than solely the payment of money damages for which the Indemnified Party will be indemnified hereunder.

7.5  Effect of Investigation.  The right to indemnification, payment of Damages of an Indemnified Party or other remedies of GE or PAR based on any representation, warranty, covenant or obligation of the PAR or GE contained in or made pursuant to this Agreement shall not be affected or deemed waived by any investigation conducted with respect to, or any knowledge acquired (or capable of being acquired) at any time, with respect to the accuracy or inaccuracy of or compliance with, any such representation, warranty, covenant or obligation.

8.  MISCELLANEOUS

8.1  Notices.  Any notice or other communication required or permitted to be delivered to any party under this Agreement shall be in writing and shall be deemed properly delivered, given and received (a) when delivered by hand, or (b) two business days after such notice is sent by registered mail, by courier or express delivery service or by facsimile, in each case to the address or facsimile telephone number set forth beneath the name of such party below (or to such other address or facsimile telephone number as such party shall have specified in a written notice given to the other parties hereto):

If to PAR:

PAR Investment Partners, L.P.
One International Place, Suite 2401
Boston, MA 02110
Attention: Chief Operating Officer and General Counsel
Facsimile: 617-556-8875

with a copy to:

Goodwin Procter LLP
Exchange Place
Boston, MA 02109
Attention: Robert P. Whalen, Esq.
Facsimile: 617-523-1231

If to GE:

Global Eagle Acquisition Corp.
10900 Wilshire Blvd., Suite 1500
Los Angeles, CA 90024
Attention: Chief Executive Officer
Facsimile: 310-209-7225

with a copy to:

McDermott Will & Emery LLP
340 Madison Avenue
New York, NY 10173-1922
Attention: Joel Rubinstein, Esq.
Facsimile: 212-547-5444

8.2  Entire Agreement.  This Agreement and any exhibits, annexes and schedules attached hereto represents the entire agreement between the parties hereto with respect to the subject matter hereof.

8.3  Law Governing.  This Agreement, except for the assignment in Section 2 above, which shall be governed by and construed and enforced in accordance with the laws of the Federal Republic of Germany, shall be governed by and construed and enforced in accordance with the laws of the State of New York, without regard to any conflict of laws provisions thereof.

8.4  Venue.  Any Legal Proceeding relating to this Agreement or the enforcement of any provision of this Agreement may be brought or otherwise commenced in any federal or state court located in New York, New York. Each of PAR and GE: (a) expressly and irrevocably consent and submit to the jurisdiction of each federal and state court located in New York, New York in connection with any such Legal Proceeding; (b) agree that service of any process, summons, notice or document by U.S. mail addressed to PAR or GE at the address set forth in Section 8.1 shall constitute effective service of such process, summons, notice or document for purposes of any such Legal Proceeding; (c) agree that each federal or state court located in New York, New York, shall be deemed to be a convenient forum; and (d) agree not to assert (by way of motion, as a defense or otherwise), in any such Legal Proceeding commenced in any federal or state court located in New York, New York any claim that such party is not subject personally to the jurisdiction of such court, that such Legal Proceeding has been brought in an inconvenient forum, that the venue of such action or proceeding is improper or that this Agreement or the subject matter of this Agreement may not be enforced in or by such court.

8.5  Waiver of Jury Trial.  Each of the parties hereto hereby irrevocably waives any and all right to trial by jury in any Legal Proceeding arising out of this Agreement or the transactions contemplated hereby.

8.6  Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. No party may assign or delegate any rights or obligations under this Agreement without the prior written consent of the other party; provided, however, that GE may assign its rights under this Agreement to a wholly owned subsidiary of GE.

8.7  No Publicity.  Except as may be otherwise required by law, or in any filing with the Securities and Exchange Commission, neither GE nor PAR shall make any public statement or announcement regarding this Agreement or the transactions contemplated hereby, or disclose any of the terms of this Agreement, in each case without the other’s prior written consent.

8.8  No Oral Modifications.  No amendments or modifications to this Agreement shall be made or deemed to have been made unless in writing executed and delivered by the party to be bound thereby.

8.9  Counterparts.  This agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, all of which together shall constitute one and the same instrument.

8.10  Waivers.  No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a continuing waiver, and no waiver shall be binding unless executed in writing by the party making the waiver.

8.11  Expenses.  Each party will bear its own respective costs and expenses incurred in connection with the transactions contemplated by this Agreement and shall reimburse the Company for 50% of the reasonable costs and expenses of the Company’s auditor in connection with the preparation of pro forma financial statements (including without limitation, U.S. generally accepted accounting principles translation) incurred in connection with the transactions contemplated by this Agreement. Notwithstanding the foregoing, in the event the transactions contemplated by this Agreement are consummated, all costs and expenses of GE, PAR and the Company incurred in connection with the transactions contemplated by this Agreement shall be paid by GE.

8.12  Further Assurances.  The parties agree to execute such further documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Agreement, including, without limitation, PAR rendering all necessary declarations or confirmations to effect the transfer of the Shares to GE, including, without limitation, any declarations required in connection with section 13 of the German Depositary Act (Depotgesetz).

8.13  Construction.  Each party has participated in the drafting and preparation of this Agreement. Hence, in any construction to be made of this Agreement, the same shall not be construed against any party on the basis that such party was the drafter.

8.14  Severability. In the event that any provision of this Agreement, or the application of any such provision to any Person or set of circumstances, shall be determined to be invalid, unlawful, void or unenforceable to any extent, the remainder of this Agreement, and the application of such provision to Persons or circumstances other than those as to which it is determined to be invalid, unlawful, void or unenforceable, shall not be impaired or otherwise affected and shall continue to be valid and enforceable to the fullest extent permitted by Law.

8.15  Definitions.  For purposes of this Agreement:

(i)  “Acquisition Transaction” means any transaction (other than the transaction between GE and PAR contemplated by this Agreement) involving: (a) the sale, license, disposition or acquisition of all or a material portion of the business or assets of the Company (taken as a whole); (b) the direct or indirect acquisition (including by way of a tender or exchange offer) by of beneficial ownership or a right to acquire beneficial ownership of shares representing a majority of the voting power of the then outstanding shares of capital stock of the Company; or (c) any other merger, consolidation, business combination, reorganization or similar transaction involving the Company.

(ii)  “Affiliate” means, with respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with, such specified Person.

(iii)  “Closing Date” means the date on which the Closing actually takes place.

(iv)  “Closing Date AIA Certificate” means a certificate to be executed by the Company on the Closing Date, in form and substance reasonably satisfactory to GE, certifying that (A) all of the representations and warranties of the Company set forth on Annex A hereto that contain “Material Adverse Effect” or other “materiality” or similar qualifiers shall have been true and correct as of the date hereof and shall be true and correct as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date (other than any such representation or warranty that is made by its terms as of a specified date, which shall be true and correct and not misleading as of such specified date) and (B) all of the representations and warranties of the Company set forth on Annex A hereto that do not contain “Material Adverse Effect” or other “materiality” or similar qualifiers shall have been true and correct in all material respects as of the date hereof and shall be true and correct in all material respects as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date (other than any such representation or warranty that is made by its terms as of a specified date, which shall be true and correct as of such specified date).

(v)  “Company Material Adverse Effect” means an event, violation, inaccuracy, circumstance or other matter that would reasonably be expected to have a material adverse effect on the business, properties, condition (financial or otherwise), capitalization, results of operations, financial performance or prospects of the Company and its Subsidiaries ; provided, however, that none of the following constitute, or will be considered in determining whether there has occurred, a Company Material Adverse Effect: (A) changes or conditions generally affecting the industry in which the Company and its Subsidiaries operates, (B) changes in economic, capital market, regulatory or political conditions generally, (C) any change in applicable Laws, (D) changes that are the result of economic factors affecting the national, regional or world economy or acts of war or terrorism, (E) the announcement of the transactions contemplated herein or (F) the receipt from a Governmental Body of an antitrust investigation, claim, suit or cause of action, except with respect to clauses (A)-(D) above, to the extent that the impact of such change, event, circumstance or effect is disproportionately adverse to the Company and its Subsidiaries, taken as a whole, relative to other companies in any industry in which the Company and its Subsidiaries operates.

(vi)  “Consent” means any approval, consent, ratification, permission, waiver or authorization (including any Governmental Authorization).

(vii)  “Contract” means any written, oral or other agreement, contract, subcontract, lease, understanding, instrument, note, warranty, insurance policy, benefit plan or legally binding commitment or undertaking of any nature.

(viii)  “Damages” means any loss, damage, injury, decline in value, lost opportunity, liability, claim, demand, settlement, judgment, award, fine, penalty, tax, fee (including reasonable attorneys’ fees), charge, cost (including reasonable costs of investigation) or expense of any nature; provided, however, that Damages will not include incidental, consequential, indirect, punitive, special or exemplary Damages, except to the extent any such incidental, consequential, indirect, punitive, special or exemplary Damages are part of a claim made by a third party against an Indemnified Party.

(ix)  “Entity” means any corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization or entity.

(x)  “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(xi)  “Execution Date AIA Certificate” means the certificate executed by the Company on the date hereof, in form and substance reasonably satisfactory to GE, certifying that all of the representations and warranties of the Company set forth on Annex A hereto are true and correct as of the date hereof (other than any such representation or warranty that is made by its terms as of a specified date, which shall be true and correct as of such specified date).

(xii)  “GE Common Stock” means the shares of common stock of GE, par value $0.0001 per share.

(xiii)  “GE Material Adverse Effect” means an event, violation, inaccuracy, circumstance or other matter that would reasonably be expected to have a material adverse effect on the business, properties, condition (financial or otherwise), capitalization, results of operations or financial performance of GE.

(xiv)  “GE Warrants” means (a) warrants to purchase 18,992,500 shares of GE Common Stock at an exercise price of $11.50 per share and (b) warrants to purchase 7,000,000 shares of GE Common Stock at an exercise price of $11.50 per share.

(xv)  “Governmental Authorization” means any: (a) permit, license, certificate, franchise, permission, clearance, registration, qualification or authorization issued, granted, given or otherwise made available by or under the authority of any Governmental Body or pursuant to any Legal Requirement; or (b) right under any Contract with any Governmental Body.

(xvi)  “Governmental Body” means any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; or (c) governmental or quasi-governmental authority of any nature (including any governmental division, department, agency, commission, instrumentality, official, organization, unit, body or Entity and any court or other tribunal).

(xvii)  “Indemnified Party” means a GE Indemnified Party or a PAR Indemnified Party, as the case may be.

(xviii)  “Law” means any federal, state, local or foreign law (including common law), statute, ordinance, regulation, rule, code, injunction, judgment, decree or order of any Governmental Body.

(xix)  “Legal Proceeding” means any action, suit, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding), hearing, inquiry, audit, examination or investigation commenced, brought, conducted or heard by or before, or otherwise involving, any court or other Governmental Body or any arbitrator or arbitration panel.

(xx)  “Legal Requirement” means any federal, state, local, municipal, foreign or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body.

(xxi)  “Liens” means any and all claims, liens, pledges, options, charges, security interests, encumbrances or other rights of third parties.

(xxii)  “Person” means any individual, Entity or Governmental Body.

(xxiii)  “Proxy Statement” means a proxy statement filed with the SEC by GE.

(xxiv)  “SEC” means the United States Securities and Exchange Commission.

(xxv)  “Securities Act” means the Securities Act of 1933, as amended.

(xxvi)  “Subsidiary” means any Entity of which the Company directly or indirectly owns 50% or more of the equity or that the Company otherwise directly or indirectly controls.

(xxvii)  “Tax” means any tax (including any income tax, franchise tax, capital gains tax, gross receipts tax, value-added tax, surtax, excise tax, ad valorem tax, transfer tax, stamp tax, sales tax, use tax, property tax, business tax, withholding tax or payroll tax), levy, assessment, tariff, duty (including any customs duty), deficiency or fee, and any related charge or amount (including any fine, penalty or interest), imposed, assessed or collected by or under the authority of any Governmental Body.

For purposes of convenience, the capitalized terms listed below are defined herein in the following Sections:

Capitalized Term	Where Defined
Agreement	Preamble
AIA Value	1
Closing	2
Common Stock	Recitals
Company	Recitals
Company Filed Documents	A-8 of Annex A
GE	Preamble
GE Indemnified Party or GE Indemnified Parties	7.1(i)
GE SEC Documents	4.6
GE Shares	1
Indemnifying Party	7.4(i)
Leased Real Property	A-14 of Annex A
Merger Agreement	2.1
PAR	Preamble
PAR Indemnified Party or PAR Indemnified Parties	7.1(ii)
PCBs	A-13 of Annex A
Registration Rights Agreement	2.2
Required GE Vote	4.8
Share Consideration	1
Shares	Recitals
Third Party Claim	7.4(i)
Trust Account	5.9

LIST OF SCHEDULES

Schedule 3.7 PAR Brokers or Finders

Schedule 4.7 GE Brokers or Finders

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the date first written above.

PAR INVESTMENT PARTNERS, L.P.

By: PAR Group, L.P., its general partner

By: PAR Capital Management, Inc., its general partner

By: /s/ Steven M. Smith

Steven M. Smith
Chief Operating Officer and General Counsel

GLOBAL EAGLE ACQUISITION CORP

By: /s/ James Graf

Name: James Graf
Title: Vice President

Annex C

SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION

OF

GLOBAL EAGLE ENTERTAINMENT INC.

Global Eagle Acquisition Corp., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1.  The name of the Corporation is Global Eagle Acquisition Corp. The original certificate of incorporation was filed with the Secretary of State of the State of Delaware on February 2, 2011 and was amended and restated by the Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on May 12, 2011 (the “Prior Certificate”).

2.  This Second Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate”) was duly adopted by the Board of Directors of the Corporation (the “Board”) and the stockholders of the Corporation in accordance with Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware.

3.  This Amended and Restated Certificate restates, integrates and further amends the provisions of the certificate of incorporation of the Corporation as heretofore amended.

4.  Certain capitalized terms used in this Amended and Restated Certificate are defined where appropriate herein.

5.  The text of the certificate of incorporation of the Corporation is hereby amended and restated in its entirety to read as follows:

ARTICLE I
NAME

The name of the corporation is Global Eagle Entertainment Inc. (the “Corporation”).

ARTICLE II
PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”).

ARTICLE III
REGISTERED AGENT

The address of the registered office of the Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801, City of Wilmington, County of New Castle, and the name of the Corporation’s registered agent at such address is The Corporation Trust Company.

ARTICLE IV
CAPITALIZATION

Section 4.1  Authorized Capital Stock.  The total number of shares of all classes of capital stock which the Corporation is authorized to issue is 401,000,000 shares, consisting of 375,000,000 shares of common stock, par value $0.0001 per share (the “Common Stock”), 25,000,000 shares of non-voting common stock, par value $0.0001 per share (the “Non-Voting Common Stock”) and 1,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”).

Section 4.2  Preferred Stock.  The Preferred Stock may be issued from time to time in one or more series. The Board is hereby expressly authorized to provide for the issuance of shares of the Preferred Stock in one or more series and to establish from time to time the number of shares to be included in each such series and to fix the voting rights, if any, designations, powers, preferences and relative, participating, optional and other special rights, if any, of each such series and any qualifications, limitations and restrictions thereof, as shall be stated in the resolution or resolutions adopted by the Board providing for the issuance of such series and included in a certificate of designation (a “Preferred Stock Designation”) filed pursuant to the DGCL, and the Board is hereby expressly vested with the authority to the full extent provided by law, now or hereafter, to adopt any such resolution or resolutions.

Section 4.3  Common Stock and Non-Voting Common Stock.

(a)  General.  Except as expressly provided herein, the rights, powers, preferences and privileges of the Common Stock and the Non-Voting Common Stock shall be in all respects and for all purposes and in all circumstances completely identical, and shall rank equally and share ratably in all respects as to all matters.

(b)  Voting Rights.

(i)  Common Stock.  The holders of shares of Common Stock shall be entitled to one vote for each such share on each matter properly submitted to the stockholders on which the holders of the Common Stock are entitled to vote. Except as otherwise required by law or this Amended and Restated Certificate (including any Preferred Stock Designation), at any annual or special meeting of the stockholders of the Corporation, the holders of the Common Stock shall have the exclusive right to vote for the election of directors and on all other matters properly submitted to a vote of the stockholders. Notwithstanding the foregoing, except as otherwise required by law or this Amended and Restated Certificate (including a Preferred Stock Designation), the holders of the Common Stock shall not be entitled to vote on any amendment to this Amended and Restated Certificate (including any amendment to any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of the Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Amended and Restated Certificate (including any Preferred Stock Designation).

(ii)  Non-Voting Common Stock.  Except as otherwise required by law, each share of Non-Voting Common Stock shall not entitle the holder thereof to any voting rights, including but not limited to, any right to approve any increase or decrease (but not below the number of shares then outstanding) in the number of authorized shares of Non-Voting Common Stock irrespective of the provisions of Section 242(b)(2) of the DGCL, or to have any right to be represented at, or to receive notice of, any meeting of stockholders of the Corporation. Notwithstanding the foregoing, any action to amend the terms of the Non-Voting Common Stock or that would adversely affect the rights of the Non-Voting Common Stock relative to the Common Stock, shall require the approval of the Non-Voting Common Stock voting separately as a class.

(b)  Dividends.  Subject to the rights, if any, of the holders of any outstanding series of the Preferred Stock, the holders of the Common Stock and Non-Voting Common Stock shall be entitled to receive such dividends and other distributions (payable in cash, property or capital stock of the Corporation) when, as and if declared thereon by the Board from time to time out of any assets or funds of the Corporation legally available therefor, and shall share equally, identically and ratably, on a per share basis, in such dividends and distributions, as if the two classes of stock constituted a single class. In no event shall any stock dividends or stock splits or combinations or subdivisions of stock be declared or made on Common Stock or Non-Voting Common Stock unless the shares of Common Stock and Non-Voting Common Stock at the time outstanding are treated equally, identically and ratably; provided that, in the event of a dividend payable in shares of Common Stock or Non-Voting Common Stock (or any rights to acquire such stock), shares of Non-Voting Common Stock shall only be entitled to receive shares of Non-Voting Common Stock (or rights to acquire such stock, as the case may be) and shares of Common Stock shall only be entitled to receive shares of Common Stock (or rights to acquire such stock, as the case may be).

(c)  Liquidation, Dissolution and Winding Up.  Subject to the rights, if any, of the holders of any outstanding series of the Preferred Stock, in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of the Common Stock and the Non-Voting Common Stock shall be entitled to receive all the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of the Common Stock and Non-Voting Common Stock held by them, as if the two classes of stock constituted a single class.

(d)  Equal Treatment in a Corporate Transaction.  In furtherance of and not in limitation of any of the foregoing, in connection with any Corporate Transaction (as defined below), shares of Common Stock and Non-Voting Common Stock shall be treated equally, identically and ratably, on a per share basis, with respect to any consideration into which such shares are converted or any consideration paid or otherwise distributed to stockholders of the Corporation. “Corporate Transaction” means (i) the sale, lease, transfer, exclusive license, exchange or other disposition of any material portion of the Corporation’s property and assets (or any material portion of the property and assets of any direct or indirect subsidiary of the Corporation); (ii) the merger, consolidation, business combination, or other similar transaction of the Corporation (or any direct or indirect subsidiary of the Corporation) with any other entity; or (iii) the recapitalization, liquidation, dissolution, or other similar transaction involving the Corporation (or any direct or indirect subsidiary of the Corporation).

Section 4.4  Conversion of Non-Voting Common Stock to Common Stock.  Any outstanding share of Non-Voting Common Stock shall, without the payment of any additional consideration or any other action on the part of the Corporation or the holder thereof, convert into one fully paid and non-assessable share of Common Stock immediately upon the earlier to occur of the following: (i) the delivery of written notice by the holder of such share of such holder’s election to convert such share of Non-Voting Common Stock into a share of Common Stock (the “Conversion Notice”) to the office of the transfer agent of the Corporation (the “Transfer Agent”) during normal business hours at any time on or after October 31, 2013 and (ii) the sale or transfer of such share by the holder thereof to any person other than a PAR Holder (each, a “Conversion Event”). As used herein, the term “PAR Holder” shall mean PAR Investment Partners, L.P., a Delaware limited partnership (“PAR”), and any other person if the ownership of shares of Common Stock or Non-Voting Common Stock by such person would result in PAR having beneficial ownership of such shares within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended. In the event of any such conversion in a Conversion Event, the Corporation shall deliver or cause to be delivered at the office of the Transfer Agent to or upon the written order of the converting holder (or, in the case of an underwritten offering, the underwriter or managing underwriter), a confirmation of book-entry transfer of shares representing the number of fully paid and non-assessable shares of Common Stock issuable upon such conversion, issued in such name or names as the converting holder (or, in the case of an underwritten offering, the underwriter or managing underwriter) may direct. When shares of Non-Voting Common Stock have been converted to Common Stock, such shares shall be cancelled and become authorized but unissued shares of Non-Voting Common Stock. For the avoidance of doubt, nothing in this Section 4.4 shall preclude the settlement of any transaction entered into through the facilities of any nationally recognized stock exchange (including any such exchange capable of listing securities not registered under the U.S. federal securities laws).

Section 4.5  Rights and Options.  The Corporation has the authority to create and issue rights, warrants and options entitling the holders thereof to purchase shares of any class or series of the Corporation’s capital stock or other securities of the Corporation, and such rights, warrants and options shall be evidenced by instrument(s) approved by the Board. The Board is empowered to set the exercise price, duration, times for exercise and other terms and conditions of such rights, warrants or options; provided, however, that the consideration to be received for any shares of capital stock subject thereto may not be less than the par value thereof.

ARTICLE V
BOARD OF DIRECTORS

Section 5.1  Board Powers.  The business and affairs of the Corporation shall be managed by, or under the direction of, the Board. In addition to the powers and authority expressly conferred upon the Board by statute, this Amended and Restated Certificate or the Bylaws (“Bylaws”) of the Corporation, the Board is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the DGCL and this Amended and Restated Certificate.

Section 5.2  Number, Election and Term.

(a)  The number of directors of the Corporation, other than those who may be elected by the holders of one or more series of the Preferred Stock voting separately by class or series, shall be fixed from time to time exclusively by the Board pursuant to a resolution adopted by the Board.

(b)  Subject to Section 5.5 hereof, the Board shall be divided into three classes, designated Class I, Class II and Class III. The Board is authorized to assign members of the Board already in office to Class I, Class II or Class III. The term of the initial Class I Directors shall expire at the first annual meeting of the stockholders of the Corporation following the effectiveness of the Prior Certificate; the term of the initial Class II Directors shall expire at the second annual meeting of the stockholders of the Corporation following the effectiveness of the Prior Certificate; and the term of the initial Class III Directors shall expire at the third annual meeting of the stockholders of the Corporation following the effectiveness of the Prior Certificate. At each succeeding annual meeting of the stockholders of the Corporation, beginning with the first annual meeting of the stockholders of the Corporation following the effectiveness of the Prior Certificate, successors to the class of directors whose term expires at that annual meeting shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election. The Board shall have the exclusive authority to determine the authorized number of directorships in each Class. Subject to Section 5.5 hereof, if the number of directors is changed, the Board shall determine the class or classes to which the increased or decreased number of directors shall be apportioned, but in no case shall a decrease in the number of directors shorten the term of any incumbent director.

(c)  Subject to Section 5.5 hereof, a director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.

(d)  Unless and except to the extent that the Bylaws shall so require, the election of directors need not be by written ballot.

Section 5.3  Newly Created Directorships and Vacancies.  Subject to Section 5.5 hereof, newly created directorships resulting from an increase in the number of directors and any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal or other cause may be filled solely by a majority vote of the remaining directors then in office, even if less than a quorum, or by a sole remaining director (and not by stockholders), and any director so chosen shall hold office for the remainder of the full term of the class of directors to which the new directorship was added or in which the vacancy occurred and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal. In the event of a vacancy on the Board, the remaining directors, except as otherwise provided by law, shall exercise the powers of the full Board until the vacancy is filled.

Section 5.4  Removal.  Subject to Section 5.5 hereof, any or all of the directors (including persons elected by directors to fill vacancies in the Board) may be removed from office at any time, but only for cause and only by the affirmative vote of holders of a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class. At least forty-five (45) days prior to any annual or special meeting of stockholders at which it is proposed that any director be removed from office, written notice of such proposed removal and the alleged grounds thereof shall be sent to the director whose removal will be considered at the meeting.

Section 5.5  Preferred Stock — Directors.  Notwithstanding any other provision of this Article V, and except as otherwise required by law, whenever the holders of one or more series of the Preferred Stock shall have the right, voting separately by class or series, to elect one or more directors, the term of office, the filling of vacancies, the removal from office and other features of such directorships shall be governed by the terms of such series of the Preferred Stock as set forth in this Amended and Restated Certificate (including any Preferred Stock Designation) and such directors shall not be included in any of the classes created pursuant to this Article V unless expressly provided by such terms.

ARTICLE VI
BYLAWS

In furtherance and not in limitation of the powers conferred upon it by law, the Board shall have the power to adopt, amend, alter or repeal the Bylaws. The Bylaws also may be adopted, amended, altered or repealed by the stockholders; provided, however, that in addition to any vote of the holders of any class or series of capital stock of the Corporation required by law or by this Amended and Restated Certificate (including any Preferred Stock Designation), the affirmative vote of the holders of at least 66.667% of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to adopt, amend, alter or repeal the Bylaws; and provided further, however, that no Bylaws hereafter adopted by the stockholders shall invalidate any prior act of the Board that would have been valid if such Bylaws had not been adopted.

ARTICLE VII
MEETINGS OF STOCKHOLDERS; ACTION BY WRITTEN CONSENT

Section 7.1  Meetings.  Except as otherwise expressly provided by the terms of any series of Preferred Stock permitting the holders of such series of Preferred Stock to call a special meeting of the holders of such series, and subject to the requirements of applicable law, special meetings of stockholders of the Corporation may be called only by the Chairman of the Board, Chief Executive Officer of the Corporation, or the Board pursuant to a resolution adopted by the Board, and the ability of the stockholders to call a special meeting is hereby specifically denied.

Section 7.2  Advance Notice.  Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws.

Section 7.3  Action by Written Consent.  Except as otherwise expressly provided by the terms of any series of Preferred Stock permitting the holders of such series of Preferred Stock to act by written consent, any action required or permitted to be taken by the stockholders of the Corporation must be effected by a duly called annual or special meeting of such holders and may not be effected by written consent of the stockholders.

ARTICLE VIII
LIMITED LIABILITY; INDEMNIFICATION

Section 8.1  Limitation of Director Liability.  A director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or may hereafter be amended. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

Section 8.2  Indemnification and Advancement of Expenses.

(a)  To the fullest extent permitted by applicable law, as the same exists or may hereafter be amended, the Corporation shall indemnify and hold harmless each person who is or was made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”) by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan (an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, against all liability and loss suffered and expenses (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) reasonably incurred by such indemnitee in connection with such proceeding. The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by an indemnitee in defending or otherwise participating in any proceeding in advance of its final disposition; provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking, by or on behalf of the indemnitee, to repay all amounts so advanced if it shall ultimately be determined that the indemnitee is not entitled to be indemnified under this Section 8.2 or otherwise. The rights to indemnification and advancement of expenses conferred by this Section 8.2 shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators. Notwithstanding the foregoing provisions of this Section 8.2(a), except for proceedings to enforce rights to indemnification and advancement of expenses, the Corporation shall indemnify and advance expenses to an indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board.

(b)  The rights to indemnification and advancement of expenses conferred on any indemnitee by this Section 8.2 shall not be exclusive of any other rights that any indemnitee may have or hereafter acquire under law, this Amended and Restated Certificate, the Bylaws, an agreement, vote of stockholders or disinterested directors, or otherwise.

(c)  Any repeal or amendment of this Section 8.2 by the stockholders of the Corporation or by changes in law, or the adoption of any other provision of this Amended and Restated Certificate inconsistent with this Section 8.2, shall, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to provide broader indemnification rights on a retroactive basis than permitted prior thereto), and shall not in any way diminish or adversely affect any right or protection existing at the time of such repeal or amendment or adoption of such inconsistent provision in respect of any proceeding (regardless of when such proceeding is first threatened, commenced or completed) arising out of, or related to, any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision.

(d)  This Section 8.2  shall not limit the right of the Corporation, to the extent and in the manner authorized or permitted by law, to indemnify and to advance expenses to persons other than indemnitees.

ARTICLE IX
EXCLUSIVE JURISDICTION OF DELAWARE COURTS

Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL or the Corporation’s Certificate of Incorporation or Bylaws, or (iv) any action asserting a claim against the Corporation governed by the internal affairs doctrine. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article IX.

ARTICLE X
AMENDMENT OF AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate (including any Preferred Stock Designation), in the manner now or hereafter prescribed by this Amended and Restated Certificate and the DGCL; and, except as set forth in Article VIII, all rights, preferences and privileges herein conferred upon stockholders, directors or any other persons by and pursuant to this Amended and Restated Certificate in its present form or as hereafter amended are granted subject to the right reserved in this Article X.

Notwithstanding anything contained in this Amended and Restated Certificate or in the Corporation’s Bylaws to the contrary, and notwithstanding the fact that a lesser percentage may be specified by the DGCL, the provisions set forth in Sections 4.2, 4.3 and 4.4, and Articles V, VI, VII, VIII, IX and this Article X may not be repealed or amended in any respect, and no other provisions may be adopted, amended, or repealed which would have the effect of modifying or permitting the circumvention of the provisions set forth in Sections 4.2, 4.3 and 4.4 and Articles V, VI, VII, VIII, IX and this Article X, unless such action is approved by the affirmative vote of the holders of not less than 66.667% of the total voting power of all outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

IN WITNESS WHEREOF, Global Eagle Acquisition Corp. has caused this Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer this [     ] day of [        ], [    ].

GLOBAL EAGLE ACQUISITION CORP.

By:

   Name:
   Title:

Annex D

GLOBAL EAGLE ENTERTAINMENT INC.

2013 EQUITY INCENTIVE PLAN

1.  Purpose and Effective Date.

(a)  Purpose.  The Global Eagle Entertainment Inc. 2013 Equity Incentive Plan (the “Plan”) has several complementary purposes: (i) to promote the growth and success of Global Eagle Entertainment Inc. (the “Company”) by linking a significant portion of Participant compensation to the increase in value of the Company’s common stock, par value $0.0001 per share (the “Common Stock”); (ii) to attract and retain top quality, experienced executive officers and employees by offering a competitive incentive compensation program; (iii) to reward innovation and outstanding performance as important contributing factors to the Company 's growth and progress; (iv) to align the interests of executive officers, employees, Directors and Consultants with those of the Company’s shareholders by reinforcing the relationship between Participant rewards and shareholder gains obtained through the achievement by Plan Participants of short-term objectives and long-term goals; and (v) to encourage executive officers, employees, Directors and Consultants to obtain and maintain an equity interest in the Company.

(b)  Effective Date.  The Plan will become effective, and Awards may be granted under the Plan, on and after the Effective Date; provided that any Awards granted prior to the date the Plan is approved by the Company’s shareholders shall be contingent on such approval.

2.  Definitions.  Capitalized terms used but not otherwise defined in the Plan shall have the following meanings:

(a)  “10% Stockholder” means an Participant who, as of the date that an Incentive Stock Option is granted to such individual, owns more than ten percent (10%) of the total combined voting power of all classes of capital stock then issued by the Company or a Subsidiary.

(b)  “Affiliate” and “Associate” have the respective meanings ascribed to such terms in Rule 12b-2 under the Exchange Act. Notwithstanding the foregoing, for purposes of determining those individuals to whom an Option may be granted, the term “Affiliate” means any entity that, directly or through one or more intermediaries, is controlled by, controls, or is under common control with the Company within the meaning of Code Sections 414(b) or (c); provided that, in applying such provisions, the phrase “at least 20 percent” shall be used in place of “at least 80 percent” each place it appears therein.

(c)  “Award” means a grant of Options or Restricted Stock.

(d)  “Board” means the Board of Directors of the Company.

(e)  “Cause” means, except as otherwise determined by the Committee and set forth in an Award agreement, such act or omission by a Participant as is determined by the Committee to constitute cause for termination, including but not limited to any of the following: (i) a material violation of any Company policy, including but not limited to any policy contained in the Company’s Code of Business Conduct and Ethics; (ii) embezzlement from, or theft of property belonging to, the Company or any Affiliate; (iii) willful failure to perform, or gross negligence in the performance of, assigned duties; or (iv) other intentional misconduct, whether related to employment or otherwise, which has, or has the potential to have, a material adverse effect on the business conducted by the Company or its Affiliates.

(f)  “Change of Control” means (unless otherwise expressly provided in a particular Award, employment, and/or severance agreement) any of the following:

(i)  a transaction or series of transactions (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its Subsidiaries, an employee benefit plan maintained by the Company or any of its Subsidiaries or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or

(ii)  during any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new director(s) (other than a director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 2(f)(i) or Section 2(f)(iii)) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

(iii)  the consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions, in each case other than a transaction:

(A)  that results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

(B)  after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 2(f)(iii)(B) as beneficially owning 50% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or

(iv)  the Company’s shareholders approve a liquidation or dissolution of the Company.

Notwithstanding the foregoing, with respect to an Award that is considered deferred compensation subject to Code Section 409A, the definition of “Change of Control” shall be amended and interpreted in a manner that allows the definition to satisfy the requirements of a change of control under Code Section 409A solely for purposes of determining the timing of payment of such Award.

The Committee shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto.

(g)  “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a specific provision of the Code includes any successor provision and the regulations promulgated under such provision.

(h)  “Committee” means the Compensation Committee of the Board (or a successor committee with the same or similar authority).

(i)  “Consultant” means a Person or entity rendering services to the Company or an Affiliate other than as an employee of any such entity or a Director.

(j)  “Director” means a member of the Board.

(k)  “Disability” means, except as otherwise determined by the Committee and set forth in an Award agreement: (i) with respect to an Incentive Stock Option, the meaning given in Code Section 22(e)(3), and (ii) with respect to all other Awards, a physical or mental incapacity which qualifies an individual to collect a benefit under a long term disability plan maintained by the Company, or such similar mental or physical condition which the Committee may determine to be a disability, regardless of whether either the individual or the condition is covered by any such long term disability plan. The Committee shall make the determination of Disability and may request such evidence of Disability as it reasonably determines.

(l)  “Effective Date” means the date of the consummation of the transactions contemplated pursuant to that certain Agreement and Plan of Merger and Reorganization, dated as of November 8, 2012, by and between the Company, EAGL Merger Sub Corp., a Delaware corporation, Row 44, Inc., a Delaware corporation, and PAR Investment Partners, L.P., a Delaware limited partnership.

(m)  “Exchange Act” means the Securities Exchange Act of 1934, as amended. Any reference to a specific provision of the Exchange Act includes any successor provision and the regulations and rules promulgated under such provision.

(n)  “Fair Market Value” means, per Share on a particular date, unless otherwise specified by the Committee, the last sales price on such date on the NASDAQ Stock Market, as reported in The Wall Street Journal, or if no sales of Common Stock occur on the date in question, on the last preceding date on which there was a sale on such market. If the Shares are not listed on the NASDAQ Stock Market, but are traded on a national securities exchange or in another over-the-counter market, the last sales price (or, if there is no last sales price reported, the average of the closing bid and asked prices) for the Shares on the particular date, or on the last preceding date on which there was a sale of Shares on that exchange or market, will be used, unless otherwise specified by the Committee. If the Shares are neither listed on a national securities exchange nor traded in an over-the-counter market, the price determined by the Committee, in its discretion, will be used.

(o)  “Incentive Stock Option” means an Option that meets the requirements of Code Section 422.

(p)  “Non-Employee Director” means a Director who is not an employee of the Company or any Subsidiary.

(q)  “Nonqualified Stock Option” means an Option that does not meet the requirements of Code Section 422.

(r)  “Option” means the right to purchase Shares at a stated price for a specified period of time.

(s)  “Participant” means an individual selected by the Committee to receive an Award.

(t)  “Performance Goals” means any goals the Committee establishes that relate to one or more of the following with respect to the Company or any one or more of its Subsidiaries, Affiliates or other business units: net income; income from continuing operations; stockholder return; stock price appreciation; earnings per share (including diluted earnings per share); net operating profit (including after-tax); revenue growth; organic sales growth; return on equity; return on investment; return on invested capital (including after-tax); earnings before interest, taxes, depreciation and amortization; operating income; operating margin; market share; return on sales; asset reduction; cost reduction; return on equity; cash flow (including free cash flow); bookings; and new product releases. As to each Performance Goal, the relevant measurement of performance shall be computed in accordance with generally accepted accounting principles, if applicable; provided that, the Committee may, at the time of establishing the Performance Goal(s), exclude the effects of (i) extraordinary, unusual and/or non-recurring items of gain or loss, (ii) gains or losses on the disposition of a business, (iii) changes in tax regulations or laws, or (iv) the effect of a merger or acquisition. Notwithstanding the foregoing, the calculation of any Performance Goal established for purposes of an Award shall be made without regard to changes in accounting methods used by the Company or in accounting standards that may be required by the Financial Accounting Standards Board after a Performance Goal relative to an Award is established and prior to the time the compensation earned by reason of the achievement of the relevant Performance Goal is paid to the Participant. In the case of Awards that the Committee determines will not be considered “performance-based compensation” under Code Section 162(m), the Committee may establish other Performance Goals not listed in the Plan. Where applicable, the Performance Goals may be expressed, without limitation, in terms of attaining a specified level of the particular criterion or the attainment of an increase or decrease (expressed as absolute numbers or a percentage) in the particular criterion or achievement in relation to a peer group or other index. The Performance Goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be paid (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur).

(u)  “Person” has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof.

(v)  “Restriction Period” means the length of time established relative to an Award during which (i) the Participant cannot sell, assign, transfer, pledge or otherwise encumber the Common Stock subject to such Award or during which the Common Stock are subject to vesting or a right of repurchase in favor of the Company and (ii) at the end of which the Participant obtains an unrestricted right to such Common Stock.

(w)  “Restricted Stock” means a Share that is subject to a risk of forfeiture or restrictions on transfer, or both a risk of forfeiture and restrictions on transfer.

(x)  “Section 16 Participants” means Participants who are subject to the provisions of Section 16 of the Exchange Act.

(y)  “Share” means a share of Common Stock.

(z)  “Subsidiary” means any corporation or limited liability company (except that is treated as a partnership for U.S. income tax purposes) in an unbroken chain of entities beginning with the Company if each of the entities (other than the last entity in the chain) owns stock or equity interests possessing more than fifty percent (50%) of the total combined voting power of all classes of stock or equity interests in one of the other entities in the chain.

3.  Administration.

(a)  Committee Administration.  The Committee shall administer the Plan. In addition to the authority specifically granted to the Committee in the Plan, the Committee has full discretionary authority to administer the Plan, including but not limited to the authority to: (i) interpret the provisions of the Plan; (ii) prescribe, amend and rescind rules and regulations relating to the Plan; (iii) correct any defect, supply any omission, or reconcile any inconsistency in any Award or agreement covering an Award in the manner and to the extent it deems desirable to carry the Plan into effect; and (iv) make all other determinations necessary or advisable for the administration of the Plan. All Committee determinations are final and binding.

Notwithstanding the above statement or any other provision of the Plan, once established, the Committee shall have no discretion to increase the amount of compensation payable under an Award that is intended to be performance-based compensation under Code Section 162(m), although the Committee may decrease the amount of compensation a Participant may earn under such an Award. Any action by the Committee to accelerate or otherwise amend an Award for reasons other than retirement, death, Disability or a termination by the Company without Cause, or in connection with a Change of Control, shall include application of a commercially reasonable discount to the compensation otherwise payable to reflect the value of the accelerated payment.

(b)  Delegation to Other Committees or Officers.  To the extent applicable law permits, the Board may delegate to another committee of the Board or the Committee may delegate to one or more officers of the Company, any or all of the authority and responsibility of the Committee; provided that no such delegation is permitted with respect to Awards made to Section 16 Participants at the time any such delegated authority or responsibility is exercised. The Board may also delegate to another committee of the Board consisting entirely of Non-Employee Directors any or all of the authority and responsibility of the Committee with respect to individuals who are Section 16 Participants. In addition, the Board may reserve for itself any and all authority or responsibility previously delegated to any Committee. If the Board or the Committee has made such a delegation, then all references to the Committee in the Plan include the Board, such other committee, or one or more officers to the extent of such delegation.

Notwithstanding anything contained herein to the contrary, only the full Board shall have the authority to administer the Plan with respect to Awards granted to Non-Employee Directors.

(c)  Indemnification.  The Company will indemnify and hold harmless each member of the Board and the Committee, and each officer or member of any other committee to whom a delegation under Section 3(b)

has been made, as to any acts or omissions with respect to the Plan or any Award to the maximum extent that the law and the Company’s By-Laws permit.

4.  Eligibility.  The Committee may designate any of the following as a Participant from time to time, to the extent of the Committee’s authority: any executive officer, employee, Consultant or Director of the Company or any Subsidiary. The Committee’s granting of an Award to a Participant will not require the Committee to grant an Award to such individual at any future time. The Committee’s granting of a particular type of Award to a Participant will not require the Committee to grant any other type of Award to such individual.

5.  Types of Awards.  Subject to the terms of the Plan, the Committee may grant any type of Award to any Participant it selects; provided, however that only executive officers and employees of the Company or a Subsidiary may receive grants of Incentive Stock Options. Awards may be granted alone or in addition to, in tandem with, or in substitution for, any other Award (or any other award granted under another equity compensation plan of the Company or any Affiliate).

6.  Shares Reserved under the Plan.

(a)  Plan Reserve.  Subject to adjustment as provided in Section 12, an aggregate of 5,000,000 Shares are reserved for issuance under the Plan.

(b)  Replenishment of Shares Under the Plan.  The number of Shares reserved for issuance under the Plan shall be reduced only by the number of Shares actually delivered in payment or settlement of Awards. If Shares are forfeited under an Award, or if Shares are issued under any Award and the Company subsequently reacquires them pursuant to rights reserved upon the issuance of the Shares, or if previously owned Shares are delivered to the Company in payment of the exercise price or withholding taxes of an Award, then such Shares may again be used for new Awards under the Plan under Section 6(a), but such Shares may not be issued pursuant to an Incentive Stock Option.

(c)  Limitation on Number of Shares Subject to Awards.  Notwithstanding any provision in the Plan to the contrary, and subject to Section 12(a), the maximum number of Shares with respect to one or more Awards that may be granted to (or where the value of the Award is based on the Fair Market Value of the Shares, is with respect to) any one Participant during any calendar year shall be 1,500,000.

7.  Options. Subject to the terms of the Plan, the Committee will determine all terms and conditions of each Option, including but not limited to:

(a)  Whether the Option is an Incentive Stock Option or a Nonqualified Stock Option;

(b)  The number of Shares subject to the Option;

(c)  The date of grant, which may not be prior to the date of the Committee’s approval of the grant;

(d)  The exercise price, which may not be less than the Fair Market Value of the Shares subject to the Option as determined on the date of grant; provided that an Incentive Stock Option granted to a 10% Stockholder must have an exercise price at least equal to 110% of the Fair Market Value of the Shares subject to the Option as determined on the date of grant;

(e)  The terms and conditions of exercise; provided, however, that, if the aggregate Fair Market Value of the Shares subject to the Option (as determined on the date of grant of such Option) that becomes exercisable during a calendar year exceeds $100,000, then such Option shall be treated as a Nonqualified Stock Option to the extent such $100,000 limitation is exceeded; and

(f)  The term of the Option; provided, however, that each Option must terminate no later than ten (10) years after the date of grant and each Incentive Stock Option granted to a 10% Stockholder must terminate no later than five (5) years after the date of grant.

In all other respects, the terms of any Incentive Stock Option should comply with the provisions of Code Section 422 except to the extent the Committee determines otherwise. If an Option that is intended to be an Incentive Stock Option fails to meet the requirements thereof, the Option shall automatically be treated as a Nonqualified Stock Option to the extent of such failure.

Subject to the terms and conditions of the Award, vested Options may be exercised, in whole or in part, by giving notice of exercise to the Company in such manner as the Company may prescribe. This notice must be accompanied by payment in full of the exercise price in cash or by use of such other instrument as the Committee may agree to accept.

Payment of the exercise price, applicable withholding taxes due upon exercise of the Option, or both may be made in the form of Common Stock already owned by the Participant, which Common Stock shall be valued at Fair Market Value on the date the Option is exercised. A Participant who elects to make payment in Common Stock may not transfer fractional shares or shares of Common Stock with an aggregate Fair Market Value in excess of the Option exercise price plus applicable withholding taxes. A Participant need not present stock certificates when making a payment in Common Stock, so long as other satisfactory proof of ownership of the Common Stock tendered is provided (e.g., attestation of ownership of a sufficient number of shares of Common Stock to pay the exercise price). The Committee shall have the discretion to authorize or accept payment by other forms or methods or to establish a cashless exercise program, all within such limitations as may be imposed by the Plan or any applicable law.

8.  Restricted Stock Awards.  Subject to the terms of the Plan, the Committee will determine all terms and conditions of each Award of Restricted Stock, including but not limited to:

(a)  The number of Shares and/or units to which such Award relates;

(b)  Whether, as a condition for the Participant to realize all or a portion of the benefit provided under the Award, one or more Performance Goals must be achieved during such period as the Committee specifies; and

(c)  The Restriction Period with respect to Restricted Stock.

During the Restriction Period, the Participant shall have all of the rights of a shareholder with respect to the Restricted Stock, including the right to vote such Restricted Stock and, unless the Committee shall otherwise provide, the right to receive dividends paid with respect to such Restricted Stock.

Except as otherwise provided in the Plan, at such time as all restrictions applicable to an Award of Restricted Stock and the Restriction Period expires, ownership of the Common Stock subject to such restrictions shall be transferred to the Participant free of all restrictions except those that may be imposed by applicable law.

9.  Transferability.

(a)  Restrictions on Transfer.  Awards are not transferable other than by will or the laws of descent and distribution, unless and to the extent the Committee allows a Participant to designate in writing a beneficiary to exercise the Award or receive payment under an Award after the Participant’s death or transfer an Award as provided in Section 9(b).

(b)  Permitted Transfers.  If allowed by the Committee, a Participant may transfer the ownership of some or all of the vested or earned Awards granted to such Participant, other than Incentive Stock Options to (i) the spouse, children or grandchildren of such Participant (the “Family Members”), (ii) a trust or trusts established for the exclusive benefit of such Family Members, or (iii) a partnership in which such Family Members are the only partners. Notwithstanding the foregoing, vested or earned Awards may be transferred without the Committee’s pre-approval if the transfer is made incident to a divorce as required pursuant to the terms of a “domestic relations order” as defined in Section 414(p) of the Code; provided that no such transfer will be allowed with respect to Incentive Stock Options if such transferability is not permitted by Code Section 422. Any such transfer shall be without consideration and shall be irrevocable. No Award so transferred may be subsequently transferred, except by will or applicable laws of descent and distribution. The Committee may create additional conditions and requirements applicable to the transfer of Awards. Following the allowable transfer of a vested Option, such Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately prior to the transfer. For purposes of settlement of the Award, delivery of Stock upon exercise of an Option and the Plan’s Change of Control provisions, however, any reference to a Participant shall be deemed to refer to the transferee.

10.  Termination and Amendment of Plan; Amendment, Modification or Cancellation of Awards.

(a)  Term of Plan.  Unless the Board earlier terminates the Plan pursuant to Section 10(b), the Plan will terminate on the earlier of the date all Shares reserved for issuance have been issued or the date that is ten (10) years following the Effective Date.

(b)  Termination and Amendment.  The Board or the Committee may amend, alter, suspend, discontinue or terminate the Plan at any time, subject to the following limitations:

(i)  the Board must approve any amendment of the Plan to the extent the Company determines such approval is required by: (A) action of the Board, (B) applicable corporate law, or (C) any other applicable law;

(ii)  shareholders must approve any amendment of the Plan to the extent the Company determines such approval is required by: (A) Section 16 of the Exchange Act, (B) the Code, (C) the listing requirements of any principal securities exchange or market on which the Shares are then traded, or (D) any other applicable law; and

(iii)  shareholders must approve any of the following Plan amendments: (A) an amendment to materially increase any number of Shares specified in Section 6(a), 6(b) or the limits set forth in Section 6(c) (except as permitted by Section 12), (B) an amendment to expand the group of individuals that may become Participants, or (C) an amendment that would diminish the protections afforded by Section 10(e) or that would materially change the minimum vesting and performance requirements of an Award as required in the Plan.

(c)  Amendment, Modification or Cancellation of Awards.  Except as provided in Section 10(e) and subject to the requirements of the Plan, the Committee may modify, amend or cancel any Award; or waive any restrictions or conditions applicable to any Award or the exercise of the Award; provided, however,that any modification or amendment that materially diminishes the rights of the Participant, or the cancellation of the Award, shall be effective only if agreed to by the Participant or any other Person(s) as may then have an interest in the Award, but the Committee need not obtain Participant (or other interested party) consent for the adjustment or cancellation of an Award pursuant to the provisions of Section 12 or the modification of an Award to the extent deemed necessary to comply with any applicable law, the listing requirements of any principal securities exchange or market on which the Shares are then traded, or to preserve favorable accounting or tax treatment of any Award for the Company. Notwithstanding the foregoing, unless determined otherwise by the Committee, any such amendment shall be made in a manner that will enable an Award intended to be exempt from Code Section 409A to continue to be so exempt, or to enable an Award intended to comply with Code Section 409A to continue to so comply.

(d)  Survival of Authority and Awards.  Notwithstanding the foregoing, the authority of the Board and the Committee under this Section 10 and to otherwise administer the Plan will extend beyond the date of the Plan’s termination. In addition, termination of the Plan will not affect the rights of Participants with respect to Awards previously granted to them, and all unexpired Awards will continue in force and effect after termination of the Plan except as they may lapse or be terminated by their own terms and conditions.

(e)  Repricing and Backdating Prohibited.  Notwithstanding anything in the Plan to the contrary, and except for the adjustments provided in Section 12, neither the Committee nor any other Person may decrease the exercise price for any outstanding Option after the date of grant nor allow a Participant to surrender an outstanding Option to the Company as consideration for the grant of a new Option with a lower exercise price. In addition, the Committee may not make a grant of an Option with a grant date that is effective prior to the date the Committee takes action to approve such Award.

(f)  Foreign Participation.  To assure the viability of Awards granted to Participants employed or residing in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, the Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Committee approves for purposes of using the Plan in a foreign country will not affect the terms of the

Plan for any other country. In addition, all such supplements, amendments, restatements or alternative versions must comply with the provisions of Section 10(b)(ii).

In addition, if an Award is held by a Participant who is employed or residing in a foreign country and the amount payable or Shares issuable under such Award would be taxable to the Participant under Code Section 457A in the year such Award is no longer subject to a substantial risk of forfeiture, then the amount payable or Shares issuable under such Award shall be paid or issued to the Participant as soon as practicable after such substantial risk of forfeiture lapses (or, for Awards that are not considered nonqualified deferred compensation subject to Code Section 409A, no later than the end of the short-term deferral period permitted by Code Section 457A) notwithstanding anything in the Plan or the Award Agreement to contrary.

(g)  Code Section 409A.  The provisions of Code Section 409A are incorporated herein by reference to the extent necessary for any Award that is subject to Code Section 409A to comply therewith.

11.  Taxes.

(a)  Withholding.  In the event the Company or an Affiliate of the Company is required to withhold any Federal, state or local taxes or other amounts in respect of any income recognized by a Participant as a result of the grant, vesting, payment or settlement of an Award or disposition of any Shares acquired under an Award, the Company may deduct (or require an Affiliate to deduct) from any payments of any kind otherwise due to the Participant cash, or with the consent of the Committee, Shares otherwise deliverable or vesting under an Award, to satisfy such tax obligations. Alternatively, the Company may require such Participant to pay to the Company, in cash, promptly on demand, or make other arrangements satisfactory to the Company regarding the payment to the Company of the aggregate amount of any such taxes and other amounts. If Shares are deliverable upon exercise or payment of an Award, the Committee may permit a Participant to satisfy all or a portion of the Federal, state and local withholding tax obligations arising in connection with such Award by electing to (a) have the Company withhold Shares otherwise issuable under the Award, (b) tender back Shares received in connection with such Award or (c) deliver other previously owned Shares; provided, however, that the amount to be withheld may not exceed the total minimum Federal, state and local tax withholding obligations associated with the transaction to the extent needed for the Company to avoid an accounting charge. If an election is provided, the election must be made on or before the date as of which the amount of tax to be withheld is determined and otherwise as the Committee requires. In any case, the Company may defer making payment or delivery under any Award if any such tax may be pending unless and until indemnified to its satisfaction.

(b)  No Guarantee of Tax Treatment.  Notwithstanding any provisions of the Plan, the Company does not guarantee to any Participant or any other Person with an interest in an Award that (i) any Award intended to be exempt from Code Section 409A shall be so exempt, (ii) any Award intended to comply with Code Section 409A or Code Section 422 shall so comply, (iii) any Award shall otherwise receive a specific tax treatment under any other applicable tax law, nor in any such case will the Company or any Affiliate indemnify, defend or hold harmless any Person with respect to the tax consequences of any Award.

(c)  Participant Responsibilities.  If a Participant shall dispose of Common Stock acquired through exercise of an Incentive Stock Option within either (i) two (2) years after the date the Option is granted or (ii) one (1) year after the date the Option is exercised (i.e., in a disqualifying disposition), such Participant shall notify the Company within seven (7) days of the date of such disqualifying disposition. In addition, if a Participant elects, under Code Section 83, to be taxed at the time an Award of Restricted Stock (or other property subject to such Code Section) is made, rather than at the time the Award vests, such Participant shall notify the Company within seven (7) days of the date the Restricted Stock subject to the election is awarded.

12.  Adjustment Provisions; Change of Control.

(a)  Adjustment of Shares.  If: (i) the Company shall at any time be involved in a merger or other transaction in which the Shares are changed or exchanged, (ii) the Company shall subdivide or combine the Shares or the Company shall declare a dividend payable in Shares, other securities or other property, (iii) the Company shall effect a cash dividend the amount of which, on a per Share basis, exceeds ten percent (10%) of the Fair Market Value of a Share at the time the dividend is declared, or the Company shall effect any other dividend or other distribution on the Shares in the form of cash, or a repurchase of Shares, that the

Board determines by resolution is special or extraordinary in nature or that is in connection with a transaction that the Company characterizes publicly as a recapitalization or reorganization involving the Shares, or (iv) any other event shall occur, which, in the case of this clause (iv), in the judgment of the Board or Committee necessitates an adjustment to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, adjust as applicable: (A) the number and type of Shares subject to the Plan (including the number and type of Shares described in Sections 6(a) and (b)) and which may after the event be made the subject of Awards; (B) the number and type of Shares subject to outstanding Awards; (C) the grant, purchase, or exercise price with respect to any Award; and (D) to the extent such discretion does not cause an Award that is intended to qualify as performance-based compensation under Code Section 162(m) to lose its status as such, the Performance Goals of an Award. In each case, with respect to Awards of Incentive Stock Options, no such adjustment may be authorized to the extent that such authority would cause the Plan to violate Code Section 422(b).

Without limitation, in the event of any reorganization, merger, consolidation, combination or other similar corporate transaction or event, whether or not constituting a Change of Control (other than any such transaction in which the Company is the continuing corporation and in which the outstanding Common Stock is not being converted into or exchanged for different securities, cash or other property, or any combination thereof), the Committee may substitute, on an equitable basis as the Committee determines, for each Share then subject to an Award and the Shares subject to the Plan (if the Plan will continue in effect), the number and kind of shares of stock, other securities, cash or other property to which holders of Common Stock are or will be entitled in respect of each Share pursuant to the transaction.

Notwithstanding the foregoing, in the case of a stock dividend (other than a stock dividend declared in lieu of an ordinary cash dividend) or subdivision or combination of the Shares (including a reverse stock split), if no action is taken by the Committee, adjustments contemplated by this Section 12(a) that are proportionate shall nevertheless automatically be made as of the date of such stock dividend or subdivision or combination of the Shares.

(b)  Issuance or Assumption.  Notwithstanding any other provision of the Plan, and without affecting the number of Shares otherwise reserved or available under the Plan, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, the Committee may authorize the issuance or assumption of awards under the Plan upon such terms and conditions as it may deem appropriate.

(c)  Change of Control.  If the Participant has in effect an employment, retention, change of control, severance or similar agreement with the Company or any Affiliate that discusses the effect of a Change of Control on the Participant’s Awards, then such agreement shall control in the event of a Change of Control. In all other cases, in the event of a Change of Control, the Committee may, in its sole discretion (i) elect to accelerate, in whole or in part, the vesting of any Award, (ii) elect to make cash payments payable as a result of the acceleration of vesting of any Award, or (iii) elect to cancel any Options as of the date of the Change of Control in exchange for a cash payment equal to the excess of the Change of Control price of the Shares covered by the Option that is so cancelled over the purchase or grant price of such Shares under the Award.

Except as otherwise expressly provided in any agreement between a Participant and the Company or an Affiliate, if the receipt of any payment by a Participant under the circumstances described above would result in the payment by the Participant of any excise tax provided for in Section 280G and Section 4999 of the Code, then the amount of such payment shall be reduced to the extent required to prevent the imposition of such excise tax.

13.  Miscellaneous.

(a)  Other Terms and Conditions.  The grant of any Award may also be subject to other provisions (whether or not applicable to the Award granted to any other Participant) as the Committee determines appropriate, including, without limitation, provisions for:

(i)  the payment of the purchase price of Options by delivery of cash or other Shares or other securities of the Company (including by attestation) having a then Fair Market Value equal to the purchase price of such Shares, or by delivery (including by fax) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the Shares and deliver the sale or margin loan proceeds directly to the Company to pay for the exercise price;

(ii)  restrictions on resale or other disposition of Shares; and

(iii)  compliance with federal or state securities laws and stock exchange requirements.

(b)  Employment and Service.  The issuance of an Award shall not confer upon a Participant any right with respect to continued employment or service with the Company or any Affiliate, or the right to continue as a Director. Unless determined otherwise by the Committee, for purposes of the Plan and all Awards, the following rules shall apply:

(i)  a Participant who transfers employment between the Company and its Affiliates, or between Affiliates, will not be considered to have terminated employment;

(ii)  a Participant who ceases to be a Non-Employee Director because he or she becomes an employee of the Company or an Affiliate shall not be considered to have ceased service as a Non-Employee Director with respect to any Award until such Participant’s termination of employment with the Company and its Affiliates;

(iii)  a Participant who ceases to be employed by the Company or an Affiliate and immediately thereafter becomes a Non-Employee Director, a non-employee director of an Affiliate, or a consultant to the Company or any Affiliate shall not be considered to have terminated employment until such Participant’s service as a director of, or consultant to, the Company and its Affiliates has ceased; and

(iv)  a Participant employed by an Affiliate will be considered to have terminated employment when such entity ceases to be an Affiliate.

Notwithstanding the foregoing, for purposes of an Award that is subject to Code Section 409A, if a Participant’s termination of employment or service triggers the payment of compensation under such Award, then the Participant will be deemed to have terminated employment or service upon his or her “separation from service” within the meaning of Code Section 409A.

(c)  No Fractional Shares.  No fractional Shares or other securities may be issued or delivered pursuant to the Plan, and the Committee may determine whether cash, other securities or other property will be paid or transferred in lieu of any fractional Shares or other securities, or whether such fractional Shares or other securities or any rights to fractional Shares or other securities will be canceled, terminated or otherwise eliminated.

(d)  Unfunded Plan.  This Plan is unfunded and does not create, and should not be construed to create, a trust or separate fund with respect to the Plan’s benefits. This Plan does not establish any fiduciary relationship between the Company and any Participant or other Person. To the extent any Person holds any rights by virtue of an Award granted under the Plan, such rights are no greater than the rights of the Company’s general unsecured creditors.

(e)  Requirements of Law and Securities Exchange.  The granting of Awards and the issuance of Shares in connection with an Award are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or securities exchanges as may be required. Notwithstanding any other provision of the Plan or any Award agreement, the Company has no liability to deliver any Shares under the Plan or make any payment unless such delivery or payment would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity, and unless and until the Participant has taken all actions required by the Company in connection therewith. The Company may impose such restrictions on any Shares issued under the Plan as the Company determines necessary or desirable to comply with all applicable laws, rules and regulations or the requirements of any national securities exchanges.

(f)  Governing Law.  This Plan, and all agreements under the Plan, will be construed in accordance with and governed by the laws of the State of Delaware, without reference to any conflict of law principles. Any legal action or proceeding with respect to the Plan, any Award or any award agreement, or for recognition and enforcement of any judgment in respect of the Plan, any Award or any award agreement, may only be heard in a “bench” trial, and any party to such action or proceeding shall agree to waive its right to a jury trial.

(g)  Limitations on Actions.  Any legal action or proceeding with respect to the Plan, any Award or any Award agreement, must be brought within one (1) year (365 days) after the day the complaining party first knew or should have known of the events giving rise to the complaint.

(h)  Construction.  Whenever any words are used herein in the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and wherever any words are used in the singular or plural, they shall be construed as though they were used in the plural or singular, as the case may be, in all cases where they would so apply. Title of sections are for general information only, and the Plan is not to be construed with reference to such titles.

(i)  Severability.  If any provision of the Plan or any award agreement or any Award (i) is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any Person or Award, or (ii) would disqualify the Plan, any award agreement or any Award under any law the Committee deems applicable, then such provision should be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, award agreement or Award, then such provision should be stricken as to such jurisdiction, Person or Award, and the remainder of the Plan, such award agreement and such Award will remain in full force and effect.

GLOBAL EAGLE ENTERTAINMENT INC.

INCENTIVE STOCK OPTION AGREEMENT

1.  Grant of Option.  Global Eagle Entertainment Inc., a Delaware corporation (the “Company”), hereby grants to [        ] (the “Employee”), an option (the “Option”), pursuant to the Company’s 2013 Equity Incentive Plan (the “Plan”), to purchase an aggregate of [        ] shares (the “Underlying Shares”) of Common Stock, par value $0.0001 per share (“Common Stock”), of the Company at a price of $[ ] per share (the “Exercise Price”), purchasable as set forth in and subject to the terms and conditions of this Incentive Stock Option Agreement (the “Agreement”) and the Plan. Except where the context otherwise requires, the term “Company” shall include the parent and all subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended (the “Code”). Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Plan. To the extent that any term of this Agreement conflicts or is otherwise inconsistent with any term of the Plan, as amended from time to time, the terms of the Plan shall take precedence and supersede any such conflicting or inconsistent term contained herein.

2.  Incentive Stock Option.  This Option is intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code.

3.  Exercise of Option and Provisions for Termination.

(a)  Vesting Schedule.  [Vesting to be specified by the Compensation Committee of the Board of Directors.] Except as otherwise provided in this Agreement, this Option may be exercised at any time prior to the tenth anniversary of the date of grant (or, in the case of an option described in paragraph (f) of Section 7 of the Plan, prior to the fifth anniversary of the date of grant) (the “Expiration Date”) in installments as to not more than the number of Underlying Shares then Vested pursuant to the provisions of this Section 3(a). The right of exercise shall be cumulative so that if this Option is not exercised to the maximum extent permissible during any exercise period it shall be exercisable, in whole or in part, with respect to all Underlying Shares not so purchased at any time prior to the Expiration Date or the earlier termination of this Option. This Option may not be exercised at any time after the Expiration Date.

(b)  Exercise Procedure.  Subject to the conditions set forth in this Agreement, the Employee may exercise this Option by delivery of notice in a form (which may be electronic) approved by the Company to the Company or its designated Administrative Service (as defined below) accompanied by payment of consideration in an amount equal to the aggregate Exercise Price for the Underlying Shares to be purchased by such means as may be permitted by the Company or the Administrative Service, including, without limitation, by electing that the Company or the Administrative Service withhold delivery of such number of Underlying Shares having an aggregate Fair Market Value equal in amount to the aggregate Exercise Price for all Underlying Shares to be purchased plus the amount of all applicable Federal, state and local income and employment tax withholding requirements and applicable fees. Such exercise shall be effective upon receipt by the Company or the Administrative Service of such notice together with the required payment. The Employee may purchase less than the number of Underlying Shares for which this Option is Vested at any point in time; provided, however, that no partial exercise of this Option may be for any fractional shares. “Administrative Service” shall mean [ ]. or any successor third-party stock option administrator designated by the Company from time to time.

(c)  Continuous Employment Required.  Except as otherwise provided in this Section 3, this Option may not be exercised unless the Employee, at the time that he or she exercises this Option, is, and has been at all times since the date of grant of this Option, an employee of the Company. For all purposes of this Agreement: (i) “employment” shall be defined in accordance with the provisions of Section 1.421-7(h) of the regulations promulgated under the Code or any successor regulations and (ii) if this Option shall be assumed or a new option substituted therefor in a transaction to which Section 424(a) of the Code applies, employment by such assuming or substituting corporation shall be considered for all purposes of this Option to be employment by the Company.

(d)  Exercise Period Upon Termination of Employment.  If the Employee ceases to be employed by the Company for any reason other than death or Disability or a discharge for Cause, the right to exercise this Option shall terminate three months after such cessation (but in no event after the Expiration Date); provided, however, that this Option shall be exercisable only to the extent that the Employee was entitled to exercise this Option on the date of such cessation.

(e)  Exercise Period Upon Death or Disability.  If the Employee dies or becomes Disabled prior to the Expiration Date while he or she is an employee of the Company, or if the Employee dies within three months after the Employee ceases to be so employed (other than as the result of a discharge for Cause), this Option shall be exercisable, within the period of one year following the date of death or Disability of the Employee (but in no event after the Expiration Date) by the Employee or by the person to whom this Option is transferred by will or the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined in the Code) or Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or the rules thereunder; provided, however, that this Option shall be exercisable only to the extent that this Option was exercisable by the Employee on the date of his or her death or Disability. Except as otherwise indicated by the context, the term “Employee,” as used in this Agreement, shall be deemed to include the estate of the Employee or any person who acquires the right to exercise this Option by bequest or inheritance or otherwise by reason of the death of the Employee or pursuant to a qualified domestic relations order (as defined in the Code) or Title I of ERISA, or the rules promulgated thereunder.

(f)  Discharge for Cause.  If the Employee, prior to the Expiration Date, ceases his or her employment with the Company because he or she is discharged for Cause, the right to exercise this Option shall terminate immediately upon such termination for Cause.

4.  Non-transferability of Option.  Except as provided in Section 3(e), this Option is personal and no rights granted hereunder may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) nor shall any such rights be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this Option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon this Option or such rights, this Option and such rights shall, at the election of the Company, become null, void and of no further force of effect.

5.  No Special Employment Rights.  Nothing contained in the Plan or this Agreement shall be construed or deemed by any Person under any circumstances to bind the Company to continue the employment of the Employee for the period within which this Option may be exercised. However, during the period of the Employee’s employment, the Employee shall render diligently and faithfully the services which are assigned to the Employee from time to time by the Board, any committee thereof, or by the executive officers of the Company and shall at no time take any action which, directly or indirectly, would be inconsistent with the best interests of the Company.

6.  Rights as a Shareholder.  The Employee shall have no rights as a shareholder with respect to any Underlying Shares unless and until the date on which the Employee becomes the holder of record of the Underlying Shares purchased pursuant to this Option on the books and records of the Company, as maintained by the transfer agent for the Company’s Common Stock. No adjustment shall be made for dividends or other rights for which the record date is prior to such date.

7.  Adjustments.

(a)  General.  If: (i) the Company shall at any time be involved in a merger or other transaction in which shares of Common Stock are changed or exchanged, (ii) the Company shall subdivide or combine shares of Common Stock or the Company shall declare a dividend payable in shares of Common Stock, other securities or other property, (iii) the Company shall effect a cash dividend the amount of which, on a per share of Common Stock basis, exceeds 10% of the Fair Market Value of a share of Common Stock at the time the dividend is declared, or the Company shall effect any other dividend or other distribution on shares of Common Stock in the form of cash, or a repurchase of shares of Common Stock, that the Board determines by resolution is special or extraordinary in nature or that is in connection with a transaction that the Company characterizes publicly as a recapitalization or reorganization involving shares of Common Stock, or (iv) any other event shall occur, which in the judgment of the Board or Committee necessitates an adjustment to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, adjust as applicable: (y) the number and kind of shares or other securities subject to this Option and (z) the Exercise Price for each share of Common Stock or other security subject to this Option, without changing the aggregate Exercise Price as to which this Option remains exercisable.

(b)  Board Authority to Make Adjustments.  Adjustments under this Section 7 will be made by the Committee, whose determination as to what adjustments, if any, will be made and the extent thereof will be final and binding. No fractional shares will be issued pursuant to this Option on account of any such adjustments.

(c)  Limits on Adjustments.  No adjustment shall be made under this Section 7 which would, within the meaning of any applicable provision of the Code, constitute a modification, extension or renewal of this Option or a grant of additional benefits to the Employee.

8.  Change of Control.

(a)  General.  In the event of a Change of Control, the Employee shall, with respect to this Option or any unexercised portion hereof, be entitled to the rights and benefits, and be subject to the limitations, set forth in Section 12 of the Plan.

(b)  Acceleration.  In the event of a Change of Control, the Vesting schedule set forth in Section 3(a) of this Agreement may be accelerated in whole or in part at the sole discretion of the Committee.

9.  Withholding Taxes.  The Company’s obligation to deliver Underlying Shares upon the exercise of this Option shall be subject to the Employee’s satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

10.  Limitations on Disposition of Underlying Shares.  It is understood and intended that this Option shall qualify as an “incentive stock option” as defined in Section 422 of the Code. Accordingly, the Employee understands that in order to obtain the benefits of an incentive stock option under Section 421 of the Code, no sale or other disposition may be made of any Underlying Shares acquired upon exercise of this Option within one year after the day of the transfer of such shares to the Employee, nor within two years after the grant of this Option. If the Employee disposes of any such Underlying Shares within said periods (whether by sale, exchange, gift, transfer or otherwise), he or she will notify the Company in writing within ten days after such disposition.

11.  Miscellaneous.

(a)  Except as provided herein, this Agreement may not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Employee.

(b)  All notices under this Agreement shall be mailed, delivered by hand, or delivered by electronic means to the parties pursuant to the contact information for the applicable party set forth in the records of the Administrative Service, or at such other address as may be designated in writing by either of the parties to the other party.

(c)  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

(d)  The Employee hereby accepts, by signature or electronic means delivered to the Administrative Service, this Option and agrees to the terms and conditions of this Agreement and the Company’s 2013 Equity Incentive Plan. The Employee hereby acknowledges receipt of a copy of the Company’s 2013 Equity Incentive Plan.

Date of Grant: [_____________]

GLOBAL EAGLE ENTERTAINMENT INC.

By:	Name: Title:

EMPLOYEE

[________________]

GLOBAL EAGLE ENTERTAINMENT INC.

NONSTATUTORY STOCK OPTION AGREEMENT

1.  Grant of Option.  Global Eagle Entertainment Inc., a Delaware corporation (the “Company”), hereby grants to [ ] (the “Optionee”), an option (the “Option”), pursuant to the Company’s 2013 Equity Incentive Plan (the “Plan”), to purchase an aggregate of [        ] shares (the “Underlying Shares”) of Common Stock, par value $0.0001 per share (“Common Stock”), of the Company at a price of $[        ] per share (the “Exercise Price”), purchasable as set forth in and subject to the terms and conditions of this Nonstatutory Stock Option Agreement (the “Agreement”) and the Plan. Except where the context otherwise requires, the term “Company” shall include the parent and all subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended (the “Code”). Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Plan. To the extent that any term of this Agreement conflicts or is otherwise inconsistent with any term of the Plan, as amended from time to time, the terms of the Plan shall take precedence and supersede any such conflicting or inconsistent term contained herein.

2.  Nonstatutory Stock Option.  This Option is not intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code.

3.  Exercise of Option and Provisions for Termination.

(a)  Vesting Schedule.  [Vesting to be specified by the Compensation Committee of the Board of Directors.] Except as otherwise provided in this Agreement, this Option may be exercised at any time prior to the tenth anniversary of the date of grant (the “Expiration Date”) in installments as to not more than the number of Underlying Shares then Vested pursuant to the provisions of this Section 3(a). The right of exercise shall be cumulative so that if this Option is not exercised to the maximum extent permissible during any exercise period it shall be exercisable, in whole or in part, with respect to all Underlying Shares not so purchased at any time prior to the Expiration Date or the earlier termination of this Option. This Option may not be exercised at any time after the Expiration Date.

(b)  Exercise Procedure.  Subject to the conditions set forth in this Agreement, the Employee may exercise this Option by delivery of notice in a form (which may be electronic) approved by the Company to the Company or its designated Administrative Service (as defined below) accompanied by payment of consideration in an amount equal to the aggregate Exercise Price for the Underlying Shares to be purchased by such means as may be permitted by the Company or the Administrative Service, including, without limitation, by electing that the Company or the Administrative Service withhold delivery of such number of Underlying Shares having an aggregate Fair Market Value equal in amount to the aggregate Exercise Price for all Underlying Shares to be purchased plus the amount of all applicable Federal, state and local income and employment tax withholding requirements and applicable fees. Such exercise shall be effective upon receipt by the Company or the Administrative Service of such notice together with the required payment. The Employee may purchase less than the number of Underlying Shares for which this Option is Vested at any point in time; provided, however, that no partial exercise of this Option may be for any fractional shares. “Administrative Service” shall mean [ ] or any successor third-party stock option administrator designated by the Company from time to time.

(c)  Continuous Engagement Required.  Except as otherwise provided in this Section 3, this Option may not be exercised unless the Optionee, at the time that he or she exercises this Option, is, and has been at all times since the date of grant of this Option, a Director of the Company.

(d)  Exercise Period Upon Termination of Engagement.  If the Optionee ceases to be a Director of the Company for any reason other than death or Disability, the right to exercise this Option shall terminate three months after such cessation (but in no event after the Expiration Date); provided, however, that this Option shall be exercisable only to the extent that the Optionee was entitled to exercise this Option on the date of such cessation.

(e)  Exercise Period Upon Death or Disability.  If the Optionee dies or becomes Disabled prior to the Expiration Date while he or she is a Director of the Company, or if the Optionee dies within three months after the Optionee ceases to be a Director of the Company, this Option shall be exercisable, within the period of one year following the date of death or Disability of the Optionee (but in no event after the Expiration Date) by the Optionee or by the person to whom this Option is transferred by will or the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined in the Code) or Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or the rules thereunder; provided, however, that this Option shall be exercisable only to the extent that this Option was exercisable by the Optionee on the date of his or her death or Disability.

(f)  Discharge for Cause.  If the Optionee, prior to the Expiration Date, ceases to serve as a Director of the Company because he or she is discharged for cause, the right to exercise this Option shall terminate immediately upon such termination for cause.

4.  Non-transferability of Option.  Except as provided in Section 3(e), this Option is personal and no rights granted hereunder may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) nor shall any such rights be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this Option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon this Option or such rights, this Option and such rights shall, at the election of the Company, become null, void and of no further force of effect.

5.  No Right to Serve as Director.  Nothing contained in the Plan or this Agreement shall be construed or deemed by any Person under any circumstance to bind the Company to continue to engage the Optionee as a Director of the Company for the period within which this Option may be exercised.

6.  Rights as a Shareholder.  The Optionee shall have no rights as a shareholder with respect to any Underlying Shares unless and until the date on which the Optionee becomes the holder of record of the Underlying Shares purchased pursuant to this Option on the books and records of the Company, as maintained by the transfer agent for the Company’s Common Stock. No adjustment shall be made for dividends or other rights for which the record date is prior to such date.

7.  Adjustments.

(a)  General.  If: (i) the Company shall at any time be involved in a merger or other transaction in which shares of Common Stock are changed or exchanged, (ii) the Company shall subdivide or combine shares of Common Stock or the Company shall declare a dividend payable in shares of Common Stock, other securities or other property, (iii) the Company shall effect a cash dividend the amount of which, on a per share of Common Stock basis, exceeds 10% of the Fair Market Value of a share of Common Stock at the time the dividend is declared, or the Company shall effect any other dividend or other distribution on shares of Common Stock in the form of cash, or a repurchase of shares of Common Stock, that the Board determines by resolution is special or extraordinary in nature or that is in connection with a transaction that the Company characterizes publicly as a recapitalization or reorganization involving shares of Common Stock, or (iv) any other event shall occur, which in the judgment of the Board or Committee necessitates an adjustment to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, adjust as applicable: (y) the number and kind of shares or other securities subject to this Option and (z) the Exercise Price for each share of Common Stock or other security subject to this Option, without changing the aggregate Exercise Price as to which this Option remains exercisable.

(b)  Board Authority to Make Adjustments.  Adjustments under this Section 7 will be made by the Committee, whose determination as to what adjustments, if any, will be made and the extent thereof will be final and binding. No fractional shares will be issued pursuant to this Option on account of any such adjustments.

(c)  Limits on Adjustments.  No adjustment shall be made under this Section 7 which would, within the meaning of any applicable provision of the Code, constitute a modification, extension or renewal of this Option or a grant of additional benefits to the Optionee.

8.  Change of Control.

(a)  General.  In the event of a Change of Control, the Optionee shall, with respect to this Option or any unexercised portion hereof, be entitled to the rights and benefits, and be subject to the limitations, set forth in Section 12 of the Plan.

(b)  Acceleration.  In the event of a Change of Control, the Vesting schedule set forth in Section 3(a) of this Agreement shall be accelerated such that this Option shall, immediately prior to consummation of such Change of Control, become Vested and exercisable as to all Underlying Shares.

9.  Withholding Taxes.  The Company’s obligation to deliver Underlying Shares upon the exercise of this Option shall be subject to the Optionee’s satisfaction of all applicable Federal, state and local tax withholding requirements.

10.  Miscellaneous.

(a)  Except as provided herein, this Agreement may not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Optionee.

(b)  All notices under this Agreement shall be mailed, delivered by hand, or delivered by electronic means to the parties pursuant to the contact information for the applicable party set forth in the records of the Administrative Service, or at such other address as may be designated in writing by either of the parties to the other party.

(c)  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

(d)  The Optionee hereby accepts, by signature or electronic means delivered to the Administrative Service, this Option and agrees to the terms and conditions of this Agreement and the Company’s 2013 Equity Incentive Plan. The Optionee hereby acknowledges receipt of a copy of the Company’s 2013 Equity Incentive Plan.

Date of Grant: [_____________]

GLOBAL EAGLE ENTERTAINMENT INC.

By:	Name: Title:

EMPLOYEE

[________________]

GLOBAL EAGLE ENTERTAINMENT INC.

STOCK RESTRICTION AGREEMENT

This Agreement (the “Agreement”)is made this the [_____] day of [_______], 20[__], by and between Global Eagle Entertainment Inc. (the “Company”), a Delaware corporation with its principal place of business at [10900 Wilshire Blvd. Suite 1500, Los Angeles, California 90024] and [______________], an individual having an address at [________________________________] (the “Stockholder”). Capitalized terms used by not otherwise defined herein shall have the meaning ascribed to such terms in the Company’s 2013 Equity Incentive Plan (the “Plan”). To the extent that any term of this Agreement conflicts or is otherwise inconsistent with any term of the Plan, as amended from time to time, the terms of the Plan shall take precedence and supersede any such conflict or inconsistent term contained herein.

WHEREAS, pursuant to the Plan, the Company desires to sell to the Stockholder, and the Stockholder desires to purchase [______] shares (the “Shares”) of Common Stock, par value $0.0001 per share, of the Company (the “Common Stock”); and

WHEREAS, as a condition to the purchase and sale of the shares, the parties have agreed that the Shares shall be subject to a stock restriction agreement containing the terms and conditions herein;

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Stockholder agree as follows:

1.  Shares to be Subject to Restriction.  The Stockholder agrees that the Shares shall be subject to the Purchase Option (as defined below) set forth in Section 2 of this Agreement, to the restrictions on transfers set forth in Section 4 of this Agreement, and to any additional provisions of the Plan applicable to such Shares during the Restriction Period.

2.  Purchase Option.  If the Stockholder ceases to be an executive officer, employee, or Director of, or a Consultant to, the Company for any reason or no reason, with or without cause, at any time prior to [___________] (the “Triggering Event”), the Company or its assignee (to the extent permissible under applicable securities laws) shall have the right and option (the “Purchase Option”) to purchase from the Stockholder, at a price of $[_________] per share (the “Option Price”), the following number of Shares: [Repurchase schedule to be specified by the Compensation Committee of the Board of Directors.]

Notwithstanding the foregoing provisions of this Section 2, in the event of a Change of Control during the Restriction Period, the vesting schedule set forth in this Section 2 may be accelerated in whole or in part at the sole discretion of the Committee.

3.  Exercise of Purchase Option, Closing and Payment for Shares.

(a)  The Company may exercise the Purchase Option by delivering or mailing to the Stockholder, in accordance with Section 11, written notice of exercise within thirty (30) days after the Triggering Event together with a check in the amount of the aggregate Option Price with respect to Shares purchase pursuant to the Purchase Option. The notice must specify the number of Shares to be purchased under the Purchase Option. If and to the extent that the Purchase Option is not exercised, in whole or in part, within the thirty (30) day period, the Purchase Option (or its unexercised part, as applicable) will automatically expire and terminate effective upon the expiration of the thirty (30) day period.

(b)  Promptly upon delivery or mailing to the Stockholder of the written notice and aggregate Option Price as set forth in Section 3(a) above, the Company shall cause to be cancelled on its books and records all Shares held by the Stockholder and subject to the exercise of the Purchase Option by the Company.

(c)  After the time at which the Company delivers or mails to the Stockholder the written notice and aggregate Option Price as set forth in Section 3(a) above, the Company shall not pay any dividend to the Stockholder on account of the Shares subject to the Purchase Option so exercised or permit the Stockholder to exercise any of the privileges or rights of a Stockholder with respect to such Shares, but shall, in so far as permitted by law, treat the Company as the owner of such Shares.

(d)  The Option Price shall be payable in immediately available funds.

4.  Restrictions on Transfer.  The Stockholder shall not, during the term of the Purchase Option, sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise, any of the Shares, or any interest therein, unless and until such are no longer subject to the Purchase Option.

5.  Effect of Prohibited Transfer.  The Company will not be required (a) to transfer on its books any Shares which have been sold or transferred in violation of any of the provisions set forth in this Agreement, or (b) to treat as owner of such Shares, or to pay dividends to, any transferee to whom any such Shares have been so sold or transferred.

6.  Restrictive Legend.  All certificates representing Shares subject to this Agreement shall bear a legend in substantially the following form, in addition to any other legends that may be required under applicable federal or state securities laws:

“The shares represented by this certificate are subject to an option to purchase and restrictions on transfer set forth in a certain Stock Restriction Agreement between the corporation and the registered owner of this certificate, a copy of which is available for inspection at the offices of the Secretary of the corporation.”

7.  Adjustments for Stock Splits, Stock Dividends, etc.  Subject to the provisions of Section 12 of the Plan, if from time to time during the term of the Purchase Option there is any stock split-up, stock dividend, stock distribution or other reclassification of the Common Stock of the Company, any and all new, substituted or additional securities to which the Stockholder is entitled by reason of its ownership of the Shares will be immediately subject to the Purchase Option, the restrictions on transfer and the other provisions of this Agreement in the same manner and to the same extent as the Shares, and the respective option prices shall be appropriately adjusted.

8.  Severability.  The invalidity or unenforceability of any provision of this Agreement will not affect the validity or enforceability of any other provision of this Agreement and each other provision of this Agreement will be severable and enforceable to the extent permitted by law.

9.  Binding Effect.  This Agreement is binding upon and shall inure to the benefit of the Company and the Stockholder and their respective heirs, executors, administrators, legal representatives, successors and assigns, as applicable, subject to the restrictions on transfer set forth in Section 4 herein.

10.  No Rights to Employment.  Nothing contained in this Agreement is to be construed as giving the Stockholder any right to be retained, in any position, as an employee of the Company.

11.  Notice.  All notices required or permitted hereunder must be in writing and are deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, postage prepaid, addressed to the other party to this Agreement at the address shown above, or at such other address as one party will designate to the other in accordance with this Section 11.

12.  Pronouns.  Whenever the context may require, any pronouns used in this Agreement are deemed to include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns are deemed to include the plural, and vice versa.

13.  Entire Agreement.  This Agreement constitutes the entire agreement between the parties, and supersedes all prior agreements and understandings, relating to the subject matter of this Agreement.

14.  Amendment.  This Agreement may be amended or modified only by a written instrument executed by both the Company and the Stockholder.

15.  Governing Law.  This Agreement shall be construed and enforced in accordance with and governed by the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to the principles of conflicts of laws thereof.

[Next Page is Signature Page]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

GLOBAL EAGLE ENTERTAINMENT INC.

By:	Name: Title:

STOCKHOLDER

[________________]

GLOBAL EAGLE ACQUISITION CORP.

January 31, 2013

Important Notice regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to Be Held on January 31, 2013: The Notice of Special Meeting in Lieu of Annual Meeting of Stockholders and Proxy Statement are Available on the Internet at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=17070.

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20530003000303003000 6 013113

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 1, 2, 4 AND 5. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

3. THE ELECTION OF DIRECTORS:
To approve the election of the following five director nominees to the board of the Company, subject to the closing of the Business Combination:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:

Nominee	Class
○ Jeffrey A. Leddy	Class I director
○ Jeffrey E. Epstein	Class I director
○ Harry E. Sloan	Class II director
○ Jeff Sagansky	Class II director
○ Edward L. Shapiro	Class II director

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

FOR AGAINST ABSTAIN

REDEMPTION RIGHTS

INTENTION TO EXERCISE REDEMPTION RIGHTS

If you intend to exercise your redemption rights please check this box. Checking this box, however, is not sufficient to exercise redemption rights. You must comply with the procedures set forth under "Redemption Rights" on page 86 of the proxy statement. ☐

Signature of Stockholder ____________ Date: ______ Signature of Stockholder ____________ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.